UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

IVY FUNDS

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

ITEM 1.     REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2015

Ivy Funds

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy Global Natural Resources Fund

Ivy Global Real Estate Fund

Ivy Global Risk-Managed Real Estate Fund

Ivy Real Estate Securities Fund

Ivy Science and Technology Fund

CONTENTS

Ivy Funds

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2	ANNUAL REPORT	2015

PRESIDENT’S LETTER

Ivy Funds	MARCH 31, 2015 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder,

The U.S. was the bright spot on the global economic landscape over the year since our last report to you. Very sluggish growth continued in Europe, while growth in China hit its slowest pace in years. Geopolitical tensions rose in the Middle East and Russia. In the U.S., however, the economy continued its gradual growth, supported by improving data on a number of fronts, including gains in hiring and consumer spending. The financial markets experienced intermittent volatility over the fiscal year, but overall realized positive returns.

One of the most significant developments over the period was the steep drop in energy prices. The decline in oil and a sharp rally in the U.S. dollar combined to fuel market volatility, starting in the summer of calendar 2014 and continuing in varying degrees through the first quarter of calendar 2015. Equities were particularly volatile in the fall, when we saw the S&P 500 Index shed nearly 150 points between mid-September and mid-October. Stocks recovered quickly, however, with the index regaining all of the lost ground by Halloween and touching record-high territory.

In fixed income markets, global economic sluggishness drove already-low yields even lower. Yields on investment-grade securities continued at exceptionally low levels. Central banks around the world took steps to address growth concerns, resulting in negative interest rates in parts of Europe.

The U.S. economy’s ability to maintain growth in the face of sluggish global growth is one of the key questions for the months ahead. It is our view that U.S. economic growth will continue. We believe an improving U.S. jobs picture, little inflation and low interest rates create a favorable environment for U.S. businesses and will combine to drive corporate earnings growth and equity valuations.

This is not to imply, however, that it will be a year free from volatility on the domestic front. Questions remain about the future behavior of oil prices and the strength of the dollar. While challenges remain, we do see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	3/31/15	3/31/14
S&P 500 Index	2,067.89	1,872.34
MSCI EAFE Index	1,849.34	1,915.69
10-Year Treasury Yield	1.94%	2.73%
U.S. unemployment rate	5.50%	6.70%
30-year fixed mortgage rate	3.69%	4.65%
Oil price per barrel	$47.60	$101.58

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2015	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES

Ivy Funds	(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2015.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 on the Friday prior to the last week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 7 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Ivy Asset Strategy Fund
Class A	$1,000	$1,012.50	$4.83	$1,000	$1,020.10	$4.85	0.97%
Class B**	$1,000	$1,008.60	$8.54	$1,000	$1,016.42	$8.57	1.71%
Class C	$1,000	$1,008.60	$8.44	$1,000	$1,016.55	$8.47	1.68%
Class E	$1,000	$1,012.30	$5.03	$1,000	$1,019.95	$5.05	1.00%
Class I	$1,000	$1,013.40	$3.62	$1,000	$1,021.28	$3.64	0.73%
Class R	$1,000	$1,010.20	$6.63	$1,000	$1,018.31	$6.66	1.33%
Class R6	$1,000	$1,014.20	$2.92	$1,000	$1,022.02	$2.93	0.58%
Class Y	$1,000	$1,012.00	$4.83	$1,000	$1,020.10	$4.85	0.97%

See footnotes on page 6.

4	ANNUAL REPORT	2015

ILLUSTRATION OF FUND EXPENSES

Ivy Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Ivy Balanced Fund
Class A	$1,000	$1,058.60	$5.66	$1,000	$1,019.44	$5.55	1.10%
Class B**	$1,000	$1,054.90	$9.35	$1,000	$1,015.81	$9.17	1.83%
Class C	$1,000	$1,055.60	$9.15	$1,000	$1,016.01	$8.97	1.79%
Class E***	$1,000	$1,060.00	$4.84	$1,000	$1,020.23	$4.75	0.94%
Class I	$1,000	$1,060.00	$4.33	$1,000	$1,020.70	$4.24	0.85%
Class R	$1,000	$1,057.10	$7.41	$1,000	$1,017.72	$7.26	1.45%
Class R6	$1,000	$1,061.10	$3.61	$1,000	$1,021.43	$3.54	0.70%
Class Y	$1,000	$1,059.00	$5.66	$1,000	$1,019.47	$5.55	1.10%
Ivy Energy Fund
Class A	$1,000	$831.70	$6.78	$1,000	$1,017.51	$7.46	1.49%
Class B**	$1,000	$828.50	$10.51	$1,000	$1,013.42	$11.58	2.31%
Class C	$1,000	$829.00	$9.51	$1,000	$1,014.53	$10.48	2.09%
Class E***	$1,000	$832.80	$5.41	$1,000	$1,019.05	$5.96	1.18%
Class I	$1,000	$832.80	$4.95	$1,000	$1,019.50	$5.45	1.09%
Class R	$1,000	$830.70	$7.69	$1,000	$1,016.50	$8.47	1.69%
Class R6	$1,000	$833.90	$4.31	$1,000	$1,020.26	$4.75	0.94%
Class Y	$1,000	$831.80	$6.14	$1,000	$1,018.22	$6.76	1.35%
Ivy Global Natural Resources Fund
Class A	$1,000	$840.50	$7.55	$1,000	$1,016.75	$8.27	1.64%
Class B**	$1,000	$837.10	$11.57	$1,000	$1,012.34	$12.68	2.53%
Class C	$1,000	$838.10	$10.20	$1,000	$1,013.83	$11.18	2.23%
Class E	$1,000	$842.60	$5.80	$1,000	$1,018.63	$6.36	1.26%
Class I	$1,000	$843.40	$5.07	$1,000	$1,019.42	$5.55	1.11%
Class R	$1,000	$840.30	$7.82	$1,000	$1,016.41	$8.57	1.71%
Class R6	$1,000	$843.40	$4.42	$1,000	$1,020.15	$4.85	0.96%
Class Y	$1,000	$842.30	$6.26	$1,000	$1,018.17	$6.86	1.36%
Ivy Global Real Estate Fund
Class A	$1,000	$1,120.10	$8.06	$1,000	$1,017.38	$7.67	1.52%
Class B**	$1,000	$1,114.10	$13.85	$1,000	$1,011.79	$13.18	2.64%
Class C	$1,000	$1,114.00	$14.06	$1,000	$1,011.59	$13.38	2.68%
Class I	$1,000	$1,119.40	$8.69	$1,000	$1,016.74	$8.27	1.64%
Class R	$1,000	$1,115.90	$11.85	$1,000	$1,013.74	$11.28	2.24%
Class Y	$1,000	$1,120.40	$7.95	$1,000	$1,017.40	$7.57	1.51%
Ivy Global Risk-Managed Real Estate Fund
Class A	$1,000	$1,121.40	$7.96	$1,000	$1,017.42	$7.57	1.51%
Class B**	$1,000	$1,116.90	$11.96	$1,000	$1,013.66	$11.38	2.26%
Class C	$1,000	$1,117.80	$12.07	$1,000	$1,013.51	$11.48	2.29%
Class I	$1,000	$1,121.90	$7.21	$1,000	$1,018.14	$6.86	1.36%
Class R	$1,000	$1,118.80	$10.38	$1,000	$1,015.15	$9.87	1.96%
Class Y	$1,000	$1,122.40	$7.96	$1,000	$1,017.46	$7.57	1.50%

See footnotes on page 6.

2015	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES

Ivy Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Ivy Real Estate Securities Fund
Class A	$1,000	$1,205.50	$7.94	$1,000	$1,017.77	$7.26	1.44%
Class B**	$1,000	$1,200.10	$12.87	$1,000	$1,013.23	$11.78	2.35%
Class C	$1,000	$1,201.10	$11.78	$1,000	$1,014.21	$10.78	2.15%
Class E	$1,000	$1,204.10	$9.15	$1,000	$1,016.61	$8.37	1.67%
Class I	$1,000	$1,208.00	$5.63	$1,000	$1,019.87	$5.15	1.01%
Class R	$1,000	$1,204.30	$8.93	$1,000	$1,016.79	$8.17	1.63%
Class R6	$1,000	$1,209.20	$4.75	$1,000	$1,020.62	$4.34	0.86%
Class Y	$1,000	$1,206.70	$6.95	$1,000	$1,018.67	$6.36	1.26%
Ivy Science and Technology Fund
Class A	$1,000	$1,068.20	$6.51	$1,000	$1,018.66	$6.36	1.26%
Class B**	$1,000	$1,064.10	$10.32	$1,000	$1,014.95	$10.07	2.00%
Class C	$1,000	$1,064.40	$10.01	$1,000	$1,015.23	$9.77	1.95%
Class E	$1,000	$1,067.30	$7.34	$1,000	$1,017.81	$7.16	1.43%
Class I	$1,000	$1,069.70	$4.97	$1,000	$1,020.10	$4.85	0.97%
Class R	$1,000	$1,066.50	$8.06	$1,000	$1,017.12	$7.87	1.57%
Class R6	$1,000	$1,070.60	$4.24	$1,000	$1,020.84	$4.14	0.82%
Class Y	$1,000	$1,068.50	$6.31	$1,000	$1,018.87	$6.16	1.22%

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2015, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

***	Class share is closed to investment.

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

6	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Asset Strategy Fund	(UNAUDITED)

Michael L. Avery

Chace Brundige

Cynthia P. Prince-Fox

Below, Michael L. Avery, Cynthia P. Prince-Fox and Chace Brundige, CFA, portfolio managers of Ivy Asset Strategy Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Avery has managed the Fund for 18 years and has 36 years of industry experience. Ms. Prince-Fox and Mr. Brundige became portfolio managers on August 4, 2014. Ms. Prince-Fox has 32 years of industry experience and Mr. Brundige has 21 years of industry experience. Ryan C. Caldwell, who had served as co-portfolio manager of the Fund since 2007, left the company effective June 15, 2014.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Asset Strategy Fund (Class A shares at net asset value)	–2.28%
Ivy Asset Strategy Fund (Class A shares including sales charges)	–7.90%
Benchmark(s) and/or Lipper Category
S&P 500 Index	12.73%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Barclays U.S. Aggregate Bond Index	5.72%
(generally reflects the performance of most U.S.-traded investment grade bonds)
Barclays U.S. Treasury Bills: 1-3 Month Index	0.02%
(generally reflects the performance of investment-grade Treasury bills, representing cash)
Lipper Alternative Global Macro Funds Universe Average	1.36%
(generally reflects the performance of the universe of funds with similar investment objectives)

Multiple indexes are shown because the Fund invests in multiple asset classes.

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Market gains after volatile year

U.S. equities closed a somewhat volatile year with gains after repeatedly reaching record highs in broad market indexes during the period. In October 2014, the S&P 500 Index broke below its 200-day moving average for the first time in almost two years. Global equities in general also finished the year slightly higher. Crude oil prices plunged worldwide in the second half of 2014 to levels not seen since 2009 on forecasts of reduced global demand along with OPEC’s unwillingness to cut production. Late in the fiscal year, oil seemed to have found some support around the $50 per barrel level. While the debate continues about when and where the price ultimately bottoms, we believe lower oil prices could translate into another powerful tailwind for global growth.

The U.S. Federal Reserve, as expected, removed “patient” from its March 18, 2015, statement. We think it is likely this was done to allow flexibility in the timing of interest rate hikes. But the Fed then lowered its forecast for gross domestic product and inserted language assuring markets it would not raise rates until it was “reasonably confident” the 2% inflation target is achieved. Markets rallied on the news and took this to mean higher short-term rates were unlikely until the second half of 2015.

Many global central banks were in easing mode during the final quarter of the fiscal year — at least 20, including the Bank of Japan and the People’s Bank of China — to stimulate their economies and, in most cases, weaken their currencies. The most surprising move in our view was by the Swiss National Bank in January 2015, which cut interest rates by 0.5 percentage point and removed its four-year-old currency peg to the euro. In March 2015, the European Central Bank began its own quantitative easing program, implementing a larger-than-expected bond purchasing program of more than 1 trillion euros. By the end of the fiscal year, activity and sentiment showed improvement in the Eurozone, led by Germany. Both the Northern and Southern European regions, except Greece, benefitted from extremely low yields. Greece’s membership in the European Union remained unresolved as the fiscal year came to a close, but we do not think there is much interest on either side for the country to leave the European Union. Geopolitical forces, including the continued turmoil in Ukraine and Russia — which prompted economic sanctions against some Russian banks by western countries in the first half of 2014 — and across the Middle East, unsettled global markets at various times during the year.

U.S. economic trends remained positive during the fiscal year, although the economy looked somewhat softer in the final quarter. It is widely assumed that change was because of bad winter storms and a work stoppage at West Coast ports. We think it is likely the data will show improvement as we move through 2015.

2015	ANNUAL REPORT	7

MANAGEMENT DISCUSSION

Ivy Asset Strategy Fund	(UNAUDITED)

Reviewing fund returns

The Fund reported a negative return for the fiscal year, trailing the positive return of its all-equities benchmark, the S&P 500 Index. We began the year with a cautious outlook given the unknown risks of an extended period of monetary policy that resulted in the reflation of asset prices. Our investment process led us to use the Fund’s flexibility to begin increasing the cash allocation in 2013 and that continued through the first half of 2014, based on that outlook. At the same time, we maintained an elevated allocation to equities and continued to believe equities offered the best alternative for generating returns on a relative basis in a low-growth, low-interest rate environment. We focused on increasing the Fund’s stock-specific risk in areas where we had the highest conviction in long-term fundamentals.

The largest detractors from performance during the fiscal year relative to the Fund’s benchmark were some of the holdings in the consumer discretionary sector, specifically the China-focused gaming and media subsectors. In China, a severe anti-corruption campaign and its effects led to significant declines in gaming revenues and negatively affected gaming stocks, including our exposure to Galaxy Entertainment Group. We reduced the weighting to the gaming sector throughout the fiscal year on the basis of limited medium-term visibility, given the government’s attitude toward the casino operators.

We continue to seek investment opportunities that we believe will benefit from the growing number of emerging market consumers with rising incomes and an affinity for global consumer brands and content, but think the prospects are not as numerous as has been the case in recent years.

Other detractors from performance compared to the benchmark index included the higher cash allocation in a rising equity market; exposure to the health care and consumer staples sectors as well as media-related companies in the consumer discretionary sector; and the Fund’s investment in gold. Although the level of cash in the Fund was lower in the second half of the fiscal year than the first half, we still believed holding some cash in more volatile markets provides opportunities to benefit from what we consider to be mispricing of assets in market corrections.

Gold has been a long-term holding in the Fund, although we trimmed our position during the final quarter of the fiscal year. Global bond investors remained desperate for yield throughout the fiscal year, forcing them further into risk-taking strategies. This signaled to us that inflation expectations remained well-contained and fears of negative yields were virtually nonexistent. At this point, we think the best case for gold would be renewed weakness in the U.S. economy, which is not in our forecast.

Energy and telecommunications sectors both contributed to performance for the year relative to the benchmark index, although both sectors were underweight in the Fund during the year.

The derivatives usage throughout the year was relatively low and generally deployed to opportunistically increase exposure to equities through options, total return swaps and index futures and to hedge foreign currency risk using forward contracts. The contribution to performance from derivatives was virtually flat.

Potential for improving growth, although risks remain

We believe U.S. growth in real terms could accelerate in the year ahead. The breadth of the U.S. economic recovery is demonstrated, in part, by the slow, steady improvement in the labor market. We think job growth and the potential for higher real wages indicate the U.S. consumer is better positioned going into the next fiscal year than at any other point during the current economic cycle. In our view, rising wages would be especially beneficial for individuals in the lower-income segments of the economy who largely have not benefitted from previous stimulus measures. We think lower energy prices have provided an additional boon to consumers in the U.S. and globally, especially in India and China. Consumer sentiment has broadly improved. However, business sentiment, particularly in the last quarter of the fiscal year, has been tempered by the effects of the strengthening dollar and declining oil prices.

We believe the U.S. economy remains the most attractive globally. In our view, the prospect for rising domestic consumption, combined with reasonable valuations and a lack of favorable alternatives, make U.S.-exposed stocks our preferred asset class in 2015. We continue to actively look for global companies that can capitalize on these expectations.

We increasingly are seeking investment opportunities in companies developing technology focused on helping companies maintain or improve efficiency or increase productivity, and on helping individuals communicate, transact or share information more effectively. In general, we also believe there is significant growth potential in e-commerce in China and India.

The Fund’s equity holdings represent companies we believe have relatively unlevered balance sheets, are growing fast enough to generate free cash flow and increase dividends or share buybacks, and have a business model that can generate increasing returns. These companies fit our theme focused on the rising prosperity of a growing global middle class with greater discretionary income, and we thus remain optimistic about consumer-related sectors and industries. We continue to focus on brands that may be relevant in the U.S. and in other parts of the world.

Despite our high allocation to equities, which was about 80% of the Fund’s assets at the end of the fiscal year, we have concerns about market stability. We remain troubled by the large allocation to fixed income by many investors in an environment that is approaching seven years with interest rates near zero. Uncertainty about what may follow and the potential implications of investors pursuing yield via complicated and riskier credit securities raise concerns for us about the time when interest rates eventually rise, although at fiscal year-end the timing of those rate hikes seemed to be farther in the future. Looking ahead, we think the unintended consequences associated with global central bank policies are a primary risk for the markets.

8	ANNUAL REPORT	2015

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may allocate from 0 to 100% of its assets between stocks, bonds and short-term instruments of issuers around the globe and in investments with exposure to various foreign countries. The Fund may also invest in precious metals.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility.

The Fund may seek to hedge market risk on various securities, manage and/or increase exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Fund via the use of derivative instruments. Such investments involve additional risks, as the fluctuations in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived.

Investing in commodities is generally considered speculative because of the significant potential for investment loss due to cyclical economic conditions, sudden political events, and adverse international monetary policies. Markets for commodities are likely to be volatile and the Fund may pay more to store and accurately value its commodity holdings than it does with the Fund’s other holdings.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Asset Strategy Fund’s performance.

2015	ANNUAL REPORT	9

PORTFOLIO HIGHLIGHTS

Ivy Asset Strategy Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	79.3%
Information Technology	21.8%
Consumer Discretionary	17.0%
Health Care	8.3%
Consumer Staples	8.2%
Energy	7.8%
Financials	7.2%
Industrials	7.1%
Materials	1.9%
Bullion (Gold)	6.7%
Purchased Options	0.1%
Bonds	4.6%
Corporate Debt Securities	4.6%
United States Government and Government Agency Obligations	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	9.3%

Lipper Rankings

Category: Lipper Alternative Global Macro Funds	Rank	Percentile
1 Year	220/306	72
3 Year	20/198	11
5 Year	14/118	12
10 Year	4/40	10

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	58.5%
United States	58.5%
Pacific Basin	14.5%
China	3.7%
Hong Kong	3.6%
Other Pacific Basin	7.2%
Europe	10.9%
United Kingdom	7.2%
Other Europe	3.7%
Bullion (Gold)	6.7%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	9.4%

Top 10 Equity Holdings

Company	Country	Sector	Industry
AIA Group Ltd.	Hong Kong	Financials	Life & Health Insurance
Galaxy Entertainment Group	Macau	Consumer Discretionary	Casinos & Gaming
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
Phillips 66	United States	Energy	Oil & Gas Refining & Marketing
Actavis plc	United States	Health Care	Pharmaceuticals
Cognizant Technology Solutions Corp., Class A	United States	Information Technology	IT Consulting & Other Services
Microsoft Corp.	United States	Information Technology	Systems Software
Citigroup, Inc.	United States	Financials	Other Diversified Financial Services
Tencent Holdings Ltd.	China	Information Technology	Internet Software & Services
Delta Topco Ltd.	United Kingdom	Consumer Discretionary	Movies & Entertainment

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

10	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Asset Strategy Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-7.90%	-6.25%	-2.99%	-7.90%	-2.06%	-2.67%	—	-2.31%
5-year period ended 3-31-15	6.32%	6.61%	6.80%	6.29%	7.83%	7.20%	—	7.58%
10-year period ended 3-31-15	9.75%	9.69%	9.59%	—	—	—	—	10.41%
Since Inception of Class through 3-31-15(5)	—	—	—	6.83%	8.00%	4.59%	-1.67%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 7-31-08 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	11

CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Asset Strategy Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 1.1%
Limited Brands, Inc.	3,064	$288,917

Auto Parts & Equipment – 2.1%
Continental AG (A)	1,375	325,729
Delphi Automotive plc	2,477	197,548

		523,277

Automobile Manufacturers – 1.7%
Toyota Motor Corp. (A)	6,295	439,990

Broadcasting – 1.2%
CBS Corp., Class B	5,018	304,216

Casinos & Gaming – 2.9%
Galaxy Entertainment Group (A)	158,354	721,030

Home Improvement Retail – 1.6%
Home Depot, Inc. (The)(B)	3,507	398,396

Leisure Products – 2.8%
Media Group Holdings LLC, Series H (C)(D)(E)(F)	640	324,734
Media Group Holdings LLC, Series I (C)(D)(E)(F)	381	182,740
Media Group Holdings LLC, Series T (C)(D)(E)(F)	80	201,095

		708,569

Movies & Entertainment – 3.6%
Delta Topco Ltd. (C)	718,555	450,703
Legend Pictures LLC (C)(D)(E)(F)	190	310,630
Twenty-First Century Fox, Inc., Class A	4,312	145,911

		907,244

Total Consumer Discretionary – 17.0%		4,291,639
Consumer Staples

Brewers – 3.1%
InBev N.V. (A)	2,954	361,423
SABMiller plc (A)	8,130	426,903

		788,326

Hypermarkets & Super Centers – 1.8%
Wal-Mart Stores, Inc.	5,390	443,308

Packaged Foods & Meats – 3.3%
Mead Johnson Nutrition Co.	3,301	331,809
Mondelez International, Inc., Class A	3,683	132,923

COMMON STOCKS (Continued)	Shares	Value
Packaged Foods & Meats (Continued)
Unilever N.V., Certicaaten Van Aandelen (A)	8,853	$370,434

		835,166

Total Consumer Staples – 8.2%		2,066,800
Energy

Integrated Oil & Gas – 2.1%
Chevron Corp.	2,051	215,293
Occidental Petroleum Corp. (H)	4,432	323,544

		538,837

Oil & Gas Equipment & Services – 0.1%
Schlumberger Ltd.	384	32,041

Oil & Gas Exploration & Production – 2.0%
ConocoPhillips	7,032	437,825
Noble Energy, Inc.	1,101	53,829

		491,654

Oil & Gas Refining & Marketing – 2.0%
Phillips 66	6,340	498,363

Oil & Gas Storage & Transportation – 1.6%
Plains GP Holdings L.P., Class A	13,699	388,629

Total Energy – 7.8%		1,949,524
Financials

Diversified Banks – 1.7%
Standard Chartered plc (A)	8,788	142,556
Wells Fargo & Co. (H)	5,409	294,266

		436,822

Life & Health Insurance – 3.6%
AIA Group Ltd. (A)	144,259	908,053

Other Diversified Financial Services – 1.8%
Citigroup, Inc.	8,795	453,108

Total Financials – 7.1%		1,797,983
Health Care

Biotechnology – 4.1%
Amgen, Inc.	2,361	377,406
Biogen, Inc. (B)(D)	906	382,634
Gilead Sciences, Inc. (D)	2,839	278,591

		1,038,631

Managed Health Care – 1.0%
Humana, Inc.	1,404	249,851

Pharmaceuticals – 3.2%
Actavis plc (D)	1,644	489,222
Bristol-Myers Squibb Co.	3,044	196,331

COMMON STOCKS (Continued)	Shares	Value
Pharmaceuticals (Continued)
Roche Holdings AG, Genusscheine (A)	432	$119,125

		804,678

Total Health Care – 8.3%		2,093,160
Industrials

Aerospace & Defense – 2.5%
Boeing Co. (The)(H)	2,163	324,593
Precision Castparts Corp.	1,420	298,221

		622,814

Construction & Engineering – 0.3%
Larsen & Toubro Ltd. (A)	2,498	68,634

Construction Machinery & Heavy Trucks – 1.5%
Caterpillar, Inc. (B)	4,685	374,933

Industrial Machinery – 1.4%
FANUC Ltd. (A)	1,643	359,513

Railroads – 1.4%
Union Pacific Corp.	3,325	360,098

Total Industrials – 7.1%		1,785,992
Information Technology

Application Software – 3.0%
Adobe Systems, Inc. (D)(H)	4,902	362,424
Intuit, Inc. (G)	4,140	401,396

		763,820

Data Processing & Outsourced Services – 2.2%
Alliance Data Systems Corp. (B)(D)	998	295,657
Visa, Inc., Class A	4,167	272,577

		568,234

Internet Software & Services – 4.2%
Alibaba Group Holding Ltd. ADR (D)	1,184	98,544
Baidu.com, Inc. ADR (D)	1,840	383,393
Google, Inc., Class A (D)	226	125,418
Tencent Holdings Ltd. (A)	23,847	452,786

		1,060,141

IT Consulting & Other Services – 1.9%
Cognizant Technology Solutions Corp., Class A (D)(G)	7,716	481,381

Semiconductor Equipment – 2.1%
Applied Materials, Inc. (H)	18,804	424,225

12	ANNUAL REPORT	2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Asset Strategy Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Semiconductor Equipment (Continued)
ASML Holding N.V., NY Registry Shares	945	$95,453

		519,678

Semiconductors – 3.9%
Intel Corp. (H)	9,039	282,649
Micron Technology, Inc. (D)	5,046	136,887
Taiwan Semiconductor Manufacturing Co. Ltd. (A)	47,056	218,813
Texas Instruments, Inc. (H)	6,056	346,295

		984,644

Systems Software – 1.9%
Microsoft Corp.	11,555	469,763

Technology Hardware, Storage & Peripherals – 2.6%
Apple, Inc. (G)	5,181	644,709

Total Information Technology – 21.8%		5,492,370
Materials

Diversified Chemicals – 1.0%
Dow Chemical Co. (The) (H)	5,228	250,825

Specialty Chemicals – 0.9%
LyondellBasell Industries N.V., Class A	2,668	234,215

Total Materials – 1.9%		485,040

TOTAL COMMON STOCKS – 79.2%		$19,962,508
(Cost: $17,649,105)

PREFERRED STOCKS
Financials

Reinsurance – 0.1%
WMI Holdings Corp., Class B, 3.000%	31	32,527

Total Financials – 0.1%		32,527

TOTAL PREFERRED STOCKS – 0.1%		$32,527
(Cost: $31,000)

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Value
Apache Corp.:
Call $67.50, Expires 4–17–15, OTC (Ctrpty: UBS AG)	4,579	$28
Call $70.00, Expires 7–17–15, OTC (Ctrpty: UBS AG)	4,579	492
Dow Chemical Co. (The),
Call $52.50, Expires 6–19–15, OTC (Ctrpty: Deutsche Bank AG)	15,963	710
EOG Resources, Inc.:
Call $97.50, Expires 4–17–15, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	3,816	107
Call $100.00, Expires 7–17–15, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	3,816	904
EURO STOXX Banks Index:
Call EUR155.00, Expires 4–17–15, OTC (Ctrpty: Barclays Bank plc) (I)	15,287	3,805
Call EUR160.00, Expires 5–15–15, OTC (Ctrpty: Barclays Bank plc) (I)	15,287	3,370
Exxon Mobil Corp.,
Call $95.00, Expires 4–17–15, OTC (Ctrpty: Deutsche Bank AG)	7,686	15
Google, Inc., Class A:
Call $625.00, Expires 6–19–15	4,365	1,375
Call $625.00, Expires 6–19–15, OTC (Ctrpty: Bank of America N.A.)	257	81
Call $700.00, Expires 9–18–15, OTC (Ctrpty: Deutsche Bank AG)	6,060	1,212
Halliburton Co.:
Call $42.50, Expires 4–17–15, OTC (Ctrpty: Deutsche Bank AG)	15,262	2,816
Call $50.00, Expires 7–17–15, OTC (Ctrpty: Deutsche Bank AG)	30,524	1,877

PURCHASED OPTIONS (Continued)	Number of Contracts (Unrounded)	Value
Micron Technology, Inc.:
Call $28.00, Expires 4–17–15, OTC (Ctrpty: UBS AG)	2,513	$202
Call $31.00, Expires 10–16–15, OTC (Ctrpty: UBS AG)	2,513	376
Microsoft Corp.:
Call $45.00, Expires 7–17–15, OTC (Ctrpty: Bank of America N.A.)	25,935	921
Call $50.00, Expires 1–15–16, OTC (Ctrpty: Bank of America N.A.)	64,837	2,788
Noble Energy, Inc.:
Call $52.50, Expires 5–15–15, OTC (Ctrpty: Bank of America N.A.)	5,724	487
Call $57.50, Expires 8–21–15, OTC (Ctrpty: Bank of America N.A.)	5,724	601
Schlumberger Ltd.:
Call $90.00, Expires 5–15–15, OTC (Ctrpty: Societe Generale Bank)	4,800	262
Call $95.00, Expires 5–15–15, OTC (Ctrpty: Societe Generale Bank)	5,760	63

TOTAL PURCHASED OPTIONS – 0.1%		$22,492
(Cost: $37,647)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Automobile Manufacturers – 0.6%
Aston Martin Holdings Ltd., 10.250%, 7–15–18 (J)(K)	$141,680	139,892

Movies & Entertainment – 4.0%
Delta Topco Ltd., 10.000%, 11–24–60 (C)(J)	662,848	662,848

2015	ANNUAL REPORT	13

CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Asset Strategy Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Movies & Entertainment (Continued)
Legendary Pictures Funding LLC and Legendary Finance, Inc.,
8.000%, 3–15–18 (F)	$351,700	$351,278

		1,014,126

Total Consumer Discretionary – 4.6%		1,154,018

TOTAL CORPORATE DEBT SECURITIES – 4.6%		$1,154,018
(Cost: $1,162,436)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 0.0%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
5.000%, 5–15–18 (L)	322	18
5.500%, 3–15–23 (L)	285	24
5.500%, 10–15–25 (L)	588	82
5.500%, 1–15–33 (L)	265	49
5.500%, 5–15–33 (L)	458	86
6.000%, 11–15–35 (L)	467	94
Federal National Mortgage Association Agency REMIC/CMO:
5.500%, 6–25–23 (L)	450	58
5.500%, 8–25–33 (L)	924	155
5.500%, 12–25–33 (L)	378	15
5.500%, 4–25–34 (L)	948	157
5.500%, 8–25–35 (L)	1,020	190
5.500%, 11–25–36 (L)	1,731	309
Government National Mortgage Association Agency REMIC/CMO:
5.500%, 3–20–32 (L)	171	4
7.000%, 5–20–33 (L)	1,923	535
5.000%, 7–20–33 (L)	3	—	*
5.500%, 11–20–33 (L)	37	1
5.500%, 7–20–35 (L)	579	130

		1,907

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.0%		$1,907
(Cost: $4,015)

BULLION – 6.7%	Troy Ounces
Gold	1,428	1,691,719

(Cost: $1,809,619)

SHORT–TERM SECURITIES	Principal	Value
Certificate Of Deposit – 0.8%
Banco del Estado de Chile:
0.210%, 4–6–15	$12,000	$12,000
0.200%, 4–10–15	25,000	25,000
0.200%, 4–15–15	15,000	15,000
0.200%, 4–20–15	25,000	25,000
0.200%, 4–28–15	21,000	21,000
0.210%, 5–1–15	25,000	25,000
0.210%, 6–22–15	18,400	18,399
Bank of America N.A.:
0.210%, 4–15–15	4,250	4,250
0.200%, 6–10–15	25,000	25,000
Citibank N.A.,
0.180%, 6–15–15	23,000	22,999

		193,648

Commercial Paper (M) – 6.0%
Anheuser–Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB),
0.110%, 5–7–15	40,000	39,995
Bank of Montreal,
0.180%, 5–13–15	46,000	45,990
Baxter International, Inc.:
0.480%, 4–9–15	40,000	39,994
0.610%, 4–14–15	30,000	29,993
0.630%, 4–17–15	20,000	19,994
Bemis Co., Inc.:
0.450%, 4–6–15	16,750	16,749
0.510%, 4–22–15	10,000	9,997
Campbell Soup Co.:
0.400%, 4–13–15	3,842	3,841
0.470%, 4–22–15	10,000	9,997
0.450%, 5–12–15	4,100	4,098
0.450%, 5–14–15	8,000	7,996
Clorox Co. (The):
0.450%, 4–7–15	12,500	12,499
0.420%, 4–13–15	5,000	4,999
Credit Suisse Group, New York Branch:
0.180%, 5–1–15	50,000	49,992
0.180%, 5–5–15	50,000	49,991
CVS Caremark Corp.:
0.450%, 4–10–15	7,000	6,999
0.470%, 4–27–15	35,000	34,988
Danaher Corp.,
0.080%, 4–10–15	50,000	49,998
Diageo Capital plc (GTD by Diageo plc):
0.470%, 4–6–15	34,800	34,797
0.560%, 4–8–15	4,877	4,876
0.600%, 4–9–15	18,300	18,297
Ecolab, Inc.,
0.460%, 4–8–15	6,000	5,999
Essilor International S.A.:
0.140%, 4–17–15	15,000	14,999
0.160%, 5–7–15	15,000	14,997
0.160%, 5–12–15	12,200	12,198
Federal Home Loan Bank:
0.040%, 5–26–15	9,000	8,999
0.060%, 6–5–15	1,710	1,710
General Mills, Inc.:
0.470%, 4–7–15	5,600	5,600
0.520%, 4–21–15	8,000	7,998
0.450%, 4–22–15	10,000	9,997
0.500%, 5–4–15	25,000	24,988

SHORT–TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (M) (Continued)
Harley–Davidson Financial Services (GTD by Harley-Davidson Credit Corp.),
0.320%, 4–7–15	$10,000	$9,999
J.M. Smucker Co. (The),
0.280%, 4–1–15	45,839	45,838
John Deere Financial Ltd. (GTD by John Deere Capital Corp.):
0.170%, 4–9–15	22,000	21,999
0.130%, 5–7–15	15,200	15,198
Kellogg Co.:
0.430%, 4–1–15	15,000	15,000
0.430%, 4–2–15	25,000	24,999
0.520%, 4–22–15	15,000	14,995
Kroger Co. (The):
0.500%, 4–6–15	15,000	14,999
0.310%, 4–7–15	16,000	15,999
McCormick & Co., Inc.,
0.200%, 4–1–15	15,000	15,000
Mondelez International, Inc.:
0.400%, 4–2–15	4,000	4,000
0.520%, 4–22–15	25,000	24,992
0.520%, 4–27–15	17,500	17,493
Muni Elec Auth GA, Gen Resolution Proj Bond Anticipation Notes, Ser A (Taxable), (GTD by Wells Fargo Bank N.A.),
0.150%, 4–27–15	20,000	20,000
National Oilwell Varco, Inc.:
0.150%, 4–8–15	20,000	19,999
0.130%, 4–15–15	20,000	19,999
0.170%, 5–6–15	23,000	22,996
0.160%, 5–13–15	16,000	15,997
NBCUniversal Enterprise, Inc.:
0.420%, 4–1–15	33,611	33,611
0.500%, 4–9–15	10,000	9,999
Northern Illinois Gas Co.:
0.300%, 4–2–15	5,000	5,000
0.370%, 4–8–15	50,000	49,996
0.380%, 4–14–15	20,000	19,997
PacifiCorp:
0.460%, 4–9–15	10,000	9,999
0.550%, 4–10–15	20,000	19,997
0.600%, 4–14–15	30,000	29,993
San Francisco, CA Pub Util Comsn, Water Rev Commercial Paper, Ser A-1-T (Taxable), (GTD by Royal Bank of Canada),
0.130%, 4–21–15	28,000	28,000
Sherwin-Williams Co. (The):
0.210%, 4–2–15	17,000	17,000
0.310%, 4–14–15	3,900	3,900
0.310%, 4–16–15	38,000	37,995
0.300%, 4–27–15	10,000	9,998
St. Jude Medical, Inc.:
0.320%, 4–2–15	48,000	47,999
0.330%, 4–7–15	15,000	14,999
0.230%, 4–16–15	15,000	14,998
0.250%, 5–19–15	2,300	2,299
0.260%, 6–5–15	2,887	2,886

14	ANNUAL REPORT	2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Asset Strategy Fund (in thousands)	MARCH 31, 2015

SHORT–TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (M) (Continued)
United Technologies Corp.,
0.100%, 4–22–15	$1,426	$1,426
Virginia Electric and Power Co.:
0.380%, 4–2–15	10,000	10,000
0.390%, 4–7–15	13,888	13,887
0.480%, 4–21–15	35,000	34,990
0.490%, 4–28–15	23,000	22,991
Walgreens Boots Alliance, Inc.:
0.470%, 4–6–15	30,000	29,997
0.500%, 4–10–15	8,890	8,889
0.500%, 4–14–15	10,000	9,998
0.550%, 4–17–15	25,000	24,994
Wisconsin Electric Power Co.:
0.320%, 4–6–15	10,000	10,000
0.370%, 4–7–15	10,000	10,000
0.370%, 4–9–15	25,000	24,999
0.170%, 4–10–15	8,000	8,000
Wisconsin Gas LLC,
0.130%, 4–8–15	3,000	3,000

		1,514,904

Master Note – 0.0%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (N)	3,470	3,470

Municipal Obligations – 2.2%
CA GO Bonds, Ser 2004B6 (GTD by U.S. Bank N.A.),
0.010%, 4–7–15 (N)	30,000	30,000
CA GO Bonds, Ser 2005A3 (GTD by Bank of America N.A.),
0.020%, 4–7–15 (N)	5,000	5,000
CA Hlth Fac Fin Auth, Var Rate Hosp Rev Bonds (Adventist Hlth Sys/West), Ser 1998B (GTD by Bank of America N.A.),
0.010%, 4–1–15 (N)	18,400	18,400
CA Muni Fin Auth, Recovery Zone Fac Bonds (Chevron USA, Inc. Proj), Ser 2010C (GTD by Chevron Corp.),
0.010%, 4–1–15 (N)	12,386	12,386
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co.), Ser C (GTD by JPMorgan Chase Bank N.A.),
0.020%, 4–1–15 (N)	24,701	24,701

SHORT–TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by U.S. Government),
0.030%, 4–7–15 (N)	$1,443	$1,443
City of Chicago, GO Var Rate Demand Bonds, Ser 2003B-1 (GTD by JPMorgan Chase & Co.),
0.020%, 4–7–15 (N)	4,600	4,600
City of Whittier, Hlth Fac Rev Bonds (Presbyterian Intercmnty Hosp), Ser 2009 (GTD by U.S. Bank N.A.),
0.010%, 4–7–15 (N)	26,375	26,375
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2005 (GTD by U.S. Bank N.A.),
0.030%, 4–7–15 (N)	7,100	7,100
Dev Auth of Monroe Cty, Pollutn Ctl Rev Bonds (GA Power Co. Plant Scherer Proj), First Ser 2008 (GTD by Georgia Power Co.),
0.030%, 4–1–15 (N)	1,465	1,465
Fremont (Alameda Cnty, CA), Fremont Public Fin Auth (GTD by U.S. Bank N.A.),
0.010%, 4–7–15 (N)	9,200	9,200
Greenville Hosp Sys Board of Trustees, Hosp Rfdg Rev Bonds, Ser 2008B (GTD by U.S. Bank N.A.),
0.020%, 4–7–15 (N)	6,000	6,000
Harris Cnty Hosp Dist, Sr Lien Rfdg Rev Bonds, Ser 2010 (GTD by JPMorgan Chase & Co.),
0.020%, 4–7–15 (N)	31,600	31,600
Hosp Fac Auth of Clackamas Cnty, OR, Rev Bonds (Legacy Hlth Sys), Ser 2008B (GTD by U.S. Bank N.A.),
0.020%, 4–7–15 (N)	1,905	1,905
IL Fin Auth, Adj Rate Demand Rev Bonds (Chicago Symphony Orchestra), Ser 2008 (GTD by U.S. Bank N.A.),
0.020%, 4–7–15 (N)	24,965	24,965
IL Fin Auth, Var Rate Demand Rev Bonds (The Carle Fndtn), Ser 2009 (GTD by JPMorgan Chase Bank N.A.),
0.020%, 4–7–15 (N)	855	855

SHORT–TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
IL Fin Auth, Var Rate Demand Rev Bonds (The Univ of Chicago Med Ctr), Ser D (GTD by JPMorgan Chase & Co.),
0.020%, 4–1–15 (N)	$9,000	$9,000
Irvine Unif Sch Dist, Cmnty Fac Dist No. 09-1, Adj Rate Spl Tax Bonds, Ser 2012A (GTD by U.S. Bank N.A.),
0.010%, 4–1–15 (N)	28,600	28,600
Irvine Unif Sch Dist, Cmnty Fac Dist No. 09-1, Adj Rate Spl Tax Bonds, Ser 2014C-C (GTD by U.S. Bank N.A.),
0.010%, 4–1–15 (N)	10,000	10,000
LA Pub Fac Auth, Var Rate Rev Rfdg Bonds (CHRISTUS Hlth), Ser 2009B-1 (GTD by Bank of New York (The)),
0.010%, 4–7–15 (N)	6,605	6,605
MA Hlth and Edu Fac Auth, Var Rate Rev Bonds, Dana-Farber Cancer Institute Issue, Ser 2008L-1 (GTD by JPMorgan Chase Bank N.A.),
0.010%, 4–7–15 (N)	14,600	14,600
MI Strategic Fund, Var Rate Demand Ltd. Oblig Rev Bonds (Air Products and Chemicals, Inc. Proj), Ser 2007 (GTD by Bank of New York (The)),
0.040%, 4–1–15 (N)	26,077	26,077
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007B (GTD by Chevron Corp.),
0.010%, 4–1–15 (N)	33,923	33,923
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.),
0.010%, 4–1–15 (N)	4,000	4,000
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2010J (GTD by Chevron Corp.),
0.030%, 4–1–15 (N)	26,838	26,838
MS Business Fin Corp., Gulf Opp Zone Indl Dev Var Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.),
0.030%, 4–1–15 (N)	1,800	1,800

2015	ANNUAL REPORT	15

CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Asset Strategy Fund (in thousands)	MARCH 31, 2015

SHORT–TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
MS Business Fin Corp., Gulf Opp Zone Indl Dev Var Rev Bonds (Chevron USA, Inc. Proj), Ser E (GTD by Chevron Corp.),
0.030%, 4–1–15 (N)	$39,894	$39,894
NY Hsng Fin Agy, Clinton Park Phase II Hsng Rev Bonds, Ser 2011 A-1 (GTD by Wells Fargo Bank N.A.),
0.020%, 4–7–15 (N)	19,084	19,084
NY Hsng Fin Agy, Related West 30th Street Hsng Rev Bonds, Ser 2012 A-1 (GTD by Wells Fargo Bank N.A.),
0.020%, 4–7–15 (N)	12,200	12,200
NY Hsng Fin Agy, Riverside Ctr 2 Hsng Rev Bonds, Ser 2012A,
0.020%, 4–7–15 (N)	7,000	7,000
NY State Hsng Fin Agy, Maestro West Chelsea Hsng Rev Bonds, Ser 2013A,
0.020%, 4–7–15 (N)	10,000	10,000
NY State Hsng Fin Agy, Maestro West Chelsea Hsng Rev Bonds, Ser 2014A,
0.020%, 4–7–15 (N)	7,250	7,250
NY State Hsng Fin Agy, Riverside Ctr 2 Hsng Rev Bonds, Ser 2013A-1 (GTD by Bank of America N.A.),
0.020%, 4–7–15 (N)	4,500	4,500
NY State Hsng Fin Agy, Riverside Ctr 2 Hsng Rev Bonds, Ser 2013A-2 (GTD by Bank of America N.A.),
0.020%, 4–7–15 (N)	18,000	18,000
NYC GO Bonds, Fiscal 2008 Series L-4,
0.010%, 4–1–15 (N)	13,000	13,000
Santa Clara Cnty Fin Auth, Var Rate Rev Bonds, El Camino Hosp, Ser 2009A (GTD by Wells Fargo Bank N.A.),
0.020%, 4–7–15 (N)	14,751	14,751
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ, Ser A-1 (GTD by JPMorgan Chase & Co.),
0.050%, 4–7–15 (N)	1,900	1,900
Stafford County, Staunton Indl Dev Auth (VA) Rev Bonds, Ser 8-A2 (GTD by Bank of America N.A.),
0.130%, 4–9–15	1,900	1,900

SHORT–TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
Tuscaloosa Cnty Indl Dev Auth, Gulf Opp Zone Bonds (Hunt Refining Proj), Ser 2011G (GTD by Bank of Nova Scotia),
0.020%, 4–7–15 (N)	$6,000	$6,000
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bonds (Chevron USA, Inc. Proj), Ser 1992 (GTD by Chevron Corp.),
0.030%, 4–1–15 (N)	10,267	10,267
Univ of CA, Edu Svc Commercial Paper, Ser B,
0.120%, 4–13–15	11,000	11,000
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004,
0.030%, 4–1–15 (N)	5,305	5,305
WI Hlth and Edu Fac Auth, Wheaton Franciscan Svc, Inc., Sys Var Rate Rev Bonds, Ser 2003B (GTD by U.S. Bank N.A.),
0.020%, 4–7–15 (N)	4,500	4,500

		553,989

United States Government Agency Obligations – 0.4%
Overseas Private Investment Corp. (GTD by U.S. Government):
0.110%, 4–1–15 (N)	62,040	62,040
0.110%, 4–3–15 (N)	3,648	3,648
0.110%, 4–7–15 (N)	24,588	24,588

		90,276

TOTAL SHORT-TERM SECURITIES – 9.4%		$2,356,287
(Cost: $2,356,278)

TOTAL INVESTMENT SECURITIES – 100.1%		$25,221,458
(Cost: $23,050,100)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(20,749)

NET ASSETS – 100.0%		$25,200,709

16	ANNUAL REPORT	2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Asset Strategy Fund (in thousands)	MARCH 31, 2015

Notes to Consolidated Schedule of Investments

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	All or a portion of securities with an aggregate value of $52,935 have been pledged as collateral on open futures contracts.

(C)	Restricted securities. At March 31, 2015, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Delta Topco Ltd.	1–23–12 to 6–15–12	718,555	$371,092	$450,703
Legend Pictures LLC	12–18–12	190	352,760	310,630
Media Group Holdings LLC, Series H	8–29–13 to 10–31–13	640	448,211	324,734
Media Group Holdings LLC, Series I	4–23–13 to 11–8–13	381	209,901	182,740
Media Group Holdings LLC, Series T	7–2–13 to 1–23–15	80	172,543	201,095

		Principal
Delta Topco Ltd., 10.000%, 11-24-60	4–1–12 to 1–1–15	$662,848	669,057	662,848

			$2,223,564	$2,132,750

The total value of these securities represented 8.5% of net assets at March 31, 2015.

(D)	No dividends were paid during the preceding 12 months.

(E)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund and consolidated as described in Note 6 of the Notes to Financial Statements.

(F)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(G)	All or a portion of securities with an aggregate value of $766,912 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(H)	All or a portion of securities with an aggregate value of $17,058 are held in collateralized accounts for OTC derivatives collateral as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(I)	Principal amount and exercise prices are denominated in the indicated foreign currency, where applicable (EUR—Euro).

(J)	Payment-in-kind bonds.

(K)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015 the total value of these securities amounted to $139,892 or 0.6% of net assets.

(L)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(M)	Rate shown is the yield to maturity at March 31, 2015.

(N)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at March 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Euro	1,005,299	U.S. Dollar	1,080,999	4–13–15	Deutsche Bank AG	$—	$110
Japanese Yen	97,280,578	U.S. Dollar	803,178	4–13–15	Morgan Stanley International	—	8,076

						$—	$8,186

The following futures contracts were outstanding at March 31, 2015 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
German Stock Index	Long	6–19–15	1,712	$552,729	$4,323

The following written options were outstanding at March 31, 2015 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Apache Corp.	UBS AG	Put	4,579	April 2015	$57.50	$887	$(254)
	UBS AG	Call	4,579	April 2015	77.50	186	(7)
	UBS AG	Put	4,579	July 2015	57.50	1,578	(1,394)
	UBS AG	Call	4,579	July 2015	90.00	130	(16)
Dow Chemical Co. (The)	Deutsche Bank AG	Put	10,642	June 2015	44.00	1,681	(772)

2015	ANNUAL REPORT	17

CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Asset Strategy Fund (in thousands)	MARCH 31, 2015

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price		Premium Received	Value
EOG Resources, Inc.	Morgan Stanley & Co., Inc.	Put	3,816	April 2015		$85.00	$1,179	$(134)
	Morgan Stanley & Co., Inc.	Call	3,816	April 2015		110.00	286	(10)
	Morgan Stanley & Co., Inc.	Put	3,816	July 2015		82.50	1,731	(965)
	Morgan Stanley & Co., Inc.	Call	3,816	July 2015		120.00	355	(44)
EURO STOXX Banks Index	Barclays Bank plc	Call	15,287	April 2015	EUR	162.50	414	(962)
Exxon Mobil Corp.	Deutsche Bank AG	Put	7,686	April 2015		$75.00	1,322	(23)
Google, Inc., Class A	Deutsche Bank AG	Put	2,651	September 2015		500.00	2,704	(3,367)
Halliburton Co.	Deutsche Bank AG	Put	15,262	April 2015		37.50	1,572	(53)
	Deutsche Bank AG	Call	22,893	April 2015		47.50	1,190	(137)
	Deutsche Bank AG	Call	7,631	April 2015		50.00	183	(11)
	Deutsche Bank AG	Put	15,262	July 2015		37.50	3,129	(1,023)
Micron Technology, Inc.	UBS AG	Put	2,513	April 2015		25.50	141	(138)
	UBS AG	Call	2,513	April 2015		31.00	30	(34)
	UBS AG	Put	2,513	October 2015		24.00	388	(384)
Microsoft Corp.	Bank of America N.A.	Put	25,935	July 2015		37.00	2,775	(1,815)
	Bank of America N.A.	Put	25,935	January 2016		37.00	5,680	(4,889)
Noble Energy, Inc.	Bank of America N.A.	Put	3,816	May 2015		42.50	769	(191)
	Bank of America N.A.	Call	5,724	May 2015		60.00	251	(29)
	Bank of America N.A.	Put	3,816	August 2015		40.00	941	(448)
Schlumberger Ltd.	Societe Generale Bank	Put	3,840	May 2015		70.00	1,344	(71)
	Societe Generale Bank	Put	3,840	May 2015		80.00	718	(555)
	Societe Generale Bank	Call	10,560	May 2015		105.00	683	(21)

							$32,247	$(17,747)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$2,821,737	$—	$1,469,902
Consumer Staples	2,066,800	—	—
Energy	1,949,524	—	—
Financials	1,797,983	—	—
Health Care	2,093,160	—	—
Industrials	1,785,992	—	—
Information Technology	5,492,370	—	—
Materials	485,040	—	—
Total Common Stocks	$18,492,606	$—	$1,469,902
Preferred Stocks	—	32,527	—
Purchased Options	1,375	21,117	—
Corporate Debt Securities	—	491,170	662,848
United States Government Agency Obligations	—	1,907	—
Bullion	1,691,719	—	—
Short-Term Securities	—	2,356,287	—
Total	$20,185,700	$2,903,008	$2,132,750
Futures Contracts	$4,323	$—	$—

Liabilities
Forward Foreign Currency Contracts	$—	$8,186	$—
Written Options	$—	$17,747	$—

18	ANNUAL REPORT	2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Asset Strategy Fund (in thousands)	MARCH 31, 2015

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Debt Securities			Loans
Beginning Balance 4-1-14	$2,025,812		$954,289		$194,757
Net realized gain (loss)	—		—		2,095
Net change in unrealized appreciation (depreciation)	(452,686)		(—	)*	(9,485)
Purchases	12,038		60,259		—
Sales	(115,262)		—		(187,464)
Amortization/Accretion of premium/discount	—		—		97
Transfers into Level 3 during the period	—		—		—
Transfers out of Level 3 during the period	—		(351,700)		—
Ending Balance 3-31-15	$1,469,902		$662,848		$—
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-15	$(452,686)	$	(—	)*	$—

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the period ended March 31, 2015, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

Fair Value at 3-31-15	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets
Common Stocks	$324,734	Discounted book value	Multiple of book value	1	x
Illiquidity discount	10%
1,145,168	Discounted cash flows model	Long-term growth rate	2.5%
Weighted average cost of capital	8.2 to 12.3%
Illiquidity discount	10%
Corporate Debt Securities	662,848	Discounted cash flows model	Long-term growth rate	2.5%
Weighted average cost of capital	8.2%
Illiquidity discount	10%

Significant increase in long-term growth rate or multiple of book value inputs could result in a higher fair value measurement. However, significant increase in weighted average cost of capital or illiquidity discount inputs could result in a lower fair value measurement.

During the year ended March 31, 2015, securities totaling $818,617 changed valuation techniques from purchase price to discounted book value and/or discounted cash flows model. The change in valuation techniques is primarily due to the purchase price method no longer reflecting current market conditions.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

OTC = Over the Counter

REMIC = Real Estate Mortgage Investment Conduit

Country Diversification
(as a % of net assets)
United States	58.5%
United Kingdom	7.2%
China	3.7%
Hong Kong	3.6%

Japan	3.1%
Macau	2.9%
Netherlands	1.9%
Germany	1.3%
Other Countries	1.7%
Other+	16.1%

+	Includes gold bullion, options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	19

MANAGEMENT DISCUSSION

Ivy Balanced Fund	(UNAUDITED)

Matthew A. Hekman

Matthew A. Hekman, who has 16 years of industry experience, became portfolio manager of Ivy Balanced Fund in August 2014. Prior to August 2014, the Fund was managed by Cynthia P. Prince-Fox. Below, Mr. Hekman discusses positioning, performance and results for the fiscal year ended March 31, 2015.

Fiscal year Performance

For the 12 Months Ended March 31, 2015
Ivy Balanced Fund (Class A shares at net asset value)	9.06%
Ivy Balanced Fund (Class A shares including sales charges)	2.77%
Benchmark(s) and/or Lipper Category
S&P 500 Index	12.73%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Barclays U.S. Government/Credit Index	5.86%
(generally reflects the performance of securities in the bond market)
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average	6.75%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees. Multiple indexes are presented because the Fund invests in multiple assets classes. The performance discussion below is at net asset value.

Key drivers

The fiscal year ended March 31, 2015 was one that saw an increasing amount of volatility, as investors grappled with a sluggish global growth environment; the end of the U.S. Federal Reserve (Fed) program of quantitative easing (commonly referred to as “QE”); ongoing geopolitical unrest in Eurasia and the Middle East; and a dramatic decline in the price of oil. As a result, longer-term interest rates, while volatile, declined over the course of the period and traditionally defensive sectors of the equity market outperformed.

Contributors and detractors

The Fund outperformed peers in the Lipper Mixed-Asset Target Allocation Growth Funds Universe Average, posting a total return of 9.06% for the fiscal year ended March 31, 2015. Relative outperformance was driven by the allocation decision to target equity exposure near 75% of the portfolio, the maximum amount allowable by prospectus. The Fund’s equity benchmark, the S&P 500, was up 12.7% for the fiscal year. The Fund’s fixed-income benchmark, the Barclays U.S. Government/Credit Index was up 5.9% for the fiscal year.

The equity portfolio performed well against its benchmark due entirely to stock selection. In particular, equity positions in technology, consumer discretionary and industrials drove strong relative performance. In addition, the equity portion of the Fund was overweight consumer discretionary, which was the second best performing sector in the benchmark. The relative underweight in health care was a detractor to relative performance, as it was the best performing sector in the benchmark. Poor stock selection in financials and a modest relative overweight in energy were the other factors limiting relative performance.

The fixed-income portion of the Fund had a positive return during the past 12 months, but lagged the benchmark’s return due to the portfolio’s shorter duration. The portfolio has long been short duration relative to its benchmark given the absolute low level of interest rates. The portfolio is substantially overweight credit given the good health of corporate balance sheets and abundant liquidity available within the financial system, which helped to mitigate the underperformance from duration but was unable to make up the entire shortfall.

Top contributors to Fund performance came from the technology, health care, consumer staples and consumer discretionary sectors. Specifically, Limited Inc., Apple, Home Depot, Ulta Salon, Constellation Brands, Cognizant and Autodesk were notable contributors. In addition, Southwest Airlines (no longer a Fund holding) and Boeing posted strong performance during the fiscal year. In most cases, we feel that the outlook for these companies continues to be promising. At Limited Inc., the Victoria’s Secret and PINK brands continue to resonate with consumers and a global growth opportunity appears to be emerging as international consumers look for affordable luxury. At Apple, exceptional demand for its new products and strong cash flow generation from its base business could allow the company to fund ongoing product development, reward shareholders and maintain an option for more aggressive utilization of its balance sheet if opportunities arise. At Home Depot, ongoing improvement in the home repair and remodel market here in the U.S., coupled with an emphasis on cost management has produced very strong results that we believe will prove sustainable.

Detractors to Fund performance included Noble Energy, Las Vegas Sands, Precision Castparts, Schlumberger and American Express. Noble Energy and Schlumberger (no longer a Fund holding) shares fell as global oil prices declined in the third and fourth quarters due to oversupply. Las Vegas Sands was negatively impacted by a dramatic decline in Macau casino visitation and spend as Asian economies cooled and the Chinese government cracked down on corruption.

20	ANNUAL REPORT	2015

Outlook

As we look ahead to the next 12 months, it seems volatility is likely to remain at an elevated level in the near term. The Fund’s strategy was adjusted slightly during the fourth quarter of 2014 in reaction to the growing risks to economic growth and potential economic disruption resulting from the dramatic decline in oil prices. The targeted equity allocation was reduced from 75% to 70%, with the balance allocated to fixed income and cash.

We believe global growth will improve modestly as clarity around fiscal spending and monetary policy improve; strengthened balance sheets and higher consumer and corporate confidence readings begin to translate into higher consumer and corporate spending; and the lagged effect of historical stimulus continues to provide a persistent tailwind to growth. We continue to be encouraged by modest inflation rates and subdued inflation expectations, which could provide an environment conducive for central banks to provide support to their local economies, if needed.

In addition, we see encouraging signs from the U.S. housing market, as well as growing evidence of acceleration in consumer spending as significant positives for the domestic economy. As the U.S. economy gradually improves, the Fed may begin to raise interest rates, though the timing of that inflection point is elusive. While we continue to monitor macroeconomic forces and trends, we maintain an emphasis on finding high-quality, growing companies whose securities are trading at what we think is a reasonable valuation with visible catalysts could drive relative outperformance over the next 12 months. This approach has served investors well over time, and our confidence in it has not waned.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Balanced Fund’s performance.

2015	ANNUAL REPORT	21

PORTFOLIO HIGHLIGHTS

Ivy Balanced Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	65.5%
Consumer Discretionary	15.9%
Information Technology	12.0%
Financials	10.4%
Industrials	8.3%
Health Care	7.4%
Consumer Staples	4.3%
Energy	4.1%
Materials	3.1%
Bonds	27.4%
Corporate Debt Securities	25.8%
United States Government and Government Agency Obligations	1.6%
Mortgage-Backed Securities	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.1%

Lipper Rankings

Category: Lipper Mixed-Asset Target Allocation Growth Funds	Rank	Percentile
1 Year	77/506	16
3 Year	95/458	21
5 Year	39/423	10
10 Year	13/293	5

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Limited Brands, Inc.	Consumer Discretionary	Apparel Retail
Union Pacific Corp.	Industrials	Railroads
PNC Financial Services Group, Inc. (The)	Financials	Regional Banks
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Boeing Co. (The)	Industrials	Aerospace & Defense
Home Depot, Inc. (The)	Consumer Discretionary	Home Improvement Retail
Cognizant Technology Solutions Corp., Class A	Information Technology	IT Consulting & Other Services
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Citigroup, Inc.	Financials	Other Diversified Financial Services
Constellation Brands, Inc.	Consumer Staples	Distillers & Vintners

See your advisor or www.ivyfunds.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

22	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Balanced Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	2.77%	4.28%	8.34%	2.95%	9.34%	8.71%	—	9.10%
5-year period ended 3-31-15	9.87%	10.20%	10.45%	10.15%	11.50%	—	—	11.23%
10-year period ended 3-31-15	7.61%	7.50%	7.50%	—	—	—	—	8.34%
Since Inception of Class through 3-31-15(6)	—	—	—	7.61%	8.49%	13.88%	8.01%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS

Ivy Balanced Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 2.4%
Limited Brands, Inc.	648	$61,062

Cable & Satellite – 2.0%
Comcast Corp., Class A	529	29,873
Time Warner Cable, Inc.	134	20,099

		49,972

Casinos & Gaming – 0.9%
Las Vegas Sands, Inc.	437	24,060

Department Stores – 0.8%
Kohl’s Corp.	254	19,887

Home Improvement Retail – 1.6%
Home Depot, Inc. (The)	364	41,365

Hotels, Resorts & Cruise Lines – 2.4%
Carnival Corp.	734	35,129
Hyatt Hotels Corp., Class A (A)	420	24,890

		60,019

Internet Retail – 1.1%
Amazon.com, Inc. (A)	72	26,940

Motorcycle Manufacturers – 1.1%
Harley-Davidson, Inc.	444	26,944

Movies & Entertainment – 1.3%
Twenty-First Century Fox, Inc.	1,006	33,084

Restaurants – 1.2%
McDonald’s Corp.	303	29,538

Specialty Stores – 1.1%
Ulta Salon, Cosmetics & Fragrance, Inc. (A)	191	28,858

Total Consumer Discretionary – 15.9%		401,729
Consumer Staples

Brewers – 1.2%
Anheuser-Busch InBev S.A. ADR	239	29,173

Distillers & Vintners – 2.0%
Brown-Forman Corp., Class B	162	14,630
Constellation Brands, Inc. (A)	310	36,013

		50,643

Packaged Foods & Meats – 1.1%
Mead Johnson Nutrition Co.	279	28,048

Total Consumer Staples – 4.3%		107,864

COMMON STOCKS (Continued)	Shares	Value
Energy

Oil & Gas Exploration & Production – 1.7%
ConocoPhillips	397	$24,730
Noble Energy, Inc.	374	18,264

		42,994

Oil & Gas Refining & Marketing – 1.0%
Phillips 66	314	24,664

Oil & Gas Storage & Transportation – 1.4%
Plains GP Holdings L.P., Class A	524	14,877
Regency Energy Partners L.P.	941	21,516

		36,393

Total Energy – 4.1%		104,051
Financials

Asset Management & Custody Banks – 1.3%
Northern Trust Corp.	490	34,156

Consumer Finance – 1.2%
American Express Co.	393	30,705

Multi-Line Insurance – 1.2%
American International Group, Inc.	547	29,943

Other Diversified Financial Services – 3.0%
Citigroup, Inc.	701	36,095
JPMorgan Chase & Co.	639	38,723

		74,818

Regional Banks – 2.0%
PNC Financial Services Group, Inc. (The)	536	49,967

Specialized REITs – 1.0%
Crown Castle International Corp.	305	25,200

Total Financials – 9.7%		244,789
Health Care

Biotechnology – 0.7%
Biogen, Inc. (A)	44	18,409

Pharmaceuticals – 6.7%
Actavis plc (A)	120	35,625
GlaxoSmithKline plc ADR	638	29,444
Johnson & Johnson	344	34,627
Shire Pharmaceuticals Group plc ADR	142	34,075
Teva Pharmaceutical Industries Ltd. ADR	575	35,822

		169,593

Total Health Care – 7.4%		188,002

COMMON STOCKS (Continued)	Shares	Value
Industrials

Aerospace & Defense – 3.7%
Boeing Co. (The)	280	$42,007
Lockheed Martin Corp.	110	22,245
Precision Castparts Corp.	144	30,198

		94,450

Construction Machinery & Heavy Trucks – 0.7%
Cummins, Inc.	134	18,536

Electrical Components & Equipment – 1.4%
Rockwell Automation, Inc.	294	34,055

Industrial Conglomerates – 0.5%
General Electric Co.	506	12,544

Railroads – 2.0%
Union Pacific Corp.	462	50,061

Total Industrials – 8.3%		209,646
Information Technology

Application Software – 1.1%
Autodesk, Inc. (A)	491	28,763

Data Processing & Outsourced Services – 2.6%
Alliance Data Systems Corp. (A)	119	35,254
FleetCor Technologies, Inc. (A)	208	31,452

		66,706

IT Consulting & Other Services – 1.6%
Cognizant Technology Solutions Corp., Class A (A)	655	40,890

Semiconductor Equipment – 1.4%
Applied Materials, Inc.	1,577	35,568

Semiconductors – 3.5%
Broadcom Corp., Class A	654	28,332
Microchip Technology, Inc.	551	26,963
Texas Instruments, Inc.	562	32,144

		87,439

Technology Hardware, Storage & Peripherals – 1.8%
Apple, Inc.	364	45,247

Total Information Technology – 12.0%		304,613
Materials

Diversified Chemicals – 2.3%
Dow Chemical Co. (The)	504	24,163
PPG Industries, Inc.	153	34,530

		58,693

24	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Balanced Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Industrial Gases – 0.8%
Praxair, Inc.	165	$19,922

Total Materials – 3.1%		78,615

TOTAL COMMON STOCKS – 64.8%		$1,639,309
(Cost: $1,309,782)

PREFERRED STOCKS
Financials

Reinsurance – 0.7%
WMI Holdings Corp., Class B, 3.000%, Convertible (A)	18	17,710

Total Financials – 0.7%		17,710

TOTAL PREFERRED STOCKS – 0.7%		$17,710
(Cost: $17,500)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Apparel Retail – 0.2%
Limited Brands, Inc.:
6.900%, 7–15–17	$750	828
6.625%, 4–1–21	2,915	3,339

		4,167

Auto Parts & Equipment – 0.0%
Delphi Corp., 5.000%, 2–15–23	849	911

Automobile Manufacturers – 0.4%
Toyota Motor Credit Corp., 2.000%, 10–24–18	3,225	3,291
Volkswagen Group of America, Inc., 2.125%, 5–23–19 (B)	6,250	6,289

		9,580

Broadcasting – 0.0%
Discovery Communications LLC, 3.300%, 5–15–22	900	905

Cable & Satellite – 0.3%
Pearson Funding Five plc, 3.250%, 5–8–23 (B)	900	898
Viacom, Inc.:
2.500%, 9–1–18	1,100	1,119
2.200%, 4–1–19	2,000	2,000
2.750%, 12–15–19	3,000	3,047

		7,064

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Distributors – 0.0%
LKQ Corp., 4.750%, 5–15–23	$680	$667

General Merchandise Stores – 0.1%
Dollar General Corp.:
4.125%, 7–15–17	450	473
1.875%, 4–15–18	1,000	989

		1,462

Homebuilding – 0.2%
LGI Homes, Inc., Convertible, 4.250%, 11–15–19 (B)	3,600	3,701
Toll Brothers Finance Corp., 4.375%, 4–15–23	1,500	1,515

		5,216

Hotels, Resorts & Cruise Lines – 0.0%
Hyatt Hotels Corp., 3.375%, 7–15–23	500	505

Internet Retail – 0.1%
Amazon.com, Inc., 2.600%, 12–5–19	2,900	2,971

Movies & Entertainment – 0.1%
News American, Inc., 3.000%, 9–15–22	1,500	1,518

Total Consumer Discretionary – 1.4%		34,966
Consumer Staples

Brewers – 0.2%
Heineken N.V., 1.400%, 10–1–17 (B)	2,000	2,009
SABMiller Holdings, Inc., 2.200%, 8–1–18 (B)	2,700	2,731

		4,740

Distillers & Vintners – 0.2%
Beam, Inc., 1.750%, 6–15–18	1,000	1,000
Brown-Forman Corp., 1.000%, 1–15–18	3,000	2,963

		3,963

Drug Retail – 0.1%
Walgreens Boots Alliance, Inc., 2.700%, 11–18–19	1,650	1,686

Food Distributors – 0.3%
Campbell Soup Co., 2.500%, 8–2–22	2,400	2,342
ConAgra Foods, Inc., 1.900%, 1–25–18	3,190	3,193
Wm. Wrigley Jr. Co.:
2.000%, 10–20–17 (B)	1,000	1,011
2.400%, 10–21–18 (B)	1,500	1,527

		8,073

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Household Products – 0.0%
Church & Dwight Co., Inc., 2.875%, 10–1–22	$500	$500

Personal Products – 0.0%
Estee Lauder Co., Inc. (The), 2.350%, 8–15–22	1,200	1,176

Total Consumer Staples – 0.8%		20,138
Energy

Oil & Gas Drilling – 0.1%
Transocean, Inc., 2.500%, 10–15–17	2,000	1,837

Oil & Gas Equipment & Services – 0.0%
National Oilwell Varco, Inc., 1.350%, 12–1–17	500	496

Oil & Gas Exploration & Production – 1.5%
BP Capital Markets plc, 2.315%, 2–13–20	3,000	3,025
BP Capital Markets plc (GTD by BP plc), 2.241%, 9–26–18	4,250	4,320
ConocoPhillips, 1.050%, 12–15–17	4,400	4,383
Devon Energy Corp., 2.250%, 12–15–18	3,000	3,027
ONEOK Partners L.P., 3.200%, 9–15–18	2,750	2,783
Stone Energy Corp., Convertible, 1.750%, 3–1–17	9,650	8,697
Whiting Petroleum Corp., Convertible, 1.250%, 4–1–20 (B)	12,800	13,512

		39,747

Oil & Gas Storage & Transportation – 1.0%
Buckeye Partners L.P., 2.650%, 11–15–18	6,300	6,296
Hornbeck Offshore Services, Inc., Convertible, 1.500%, 9–1–19	10,100	8,118
Kinder Morgan Energy Partners L.P., 2.650%, 2–1–19	3,250	3,255
Plains All American Pipeline L.P. and PAA Finance Corp., 2.600%, 12–15–19	1,750	1,758
Williams Partners L.P., 3.600%, 3–15–22	5,500	5,466

		24,893

Total Energy – 2.6%		66,973

2015	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS

Ivy Balanced Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials

Asset Management & Custody Banks – 0.7%
Ares Capital Corp.: 4.875%, 11–30–18	$6,500	$6,834
3.875%, 1–15–20	10,000	10,175

		17,009

Consumer Finance – 1.2%
American Express Co., 4.900%, 12–29–49	4,800	4,870
American Express Credit Corp., 2.125%, 7–27–18	1,750	1,784
American Honda Finance Corp., 2.125%, 10–10–18	1,650	1,681
Capital One Bank USA N.A.: 2.150%, 11–21–18	3,150	3,174
2.250%, 2–13–19	4,000	4,021
Capital One N.A., 2.400%, 9–5–19	3,250	3,263
Charles Schwab Corp. (The), 2.200%, 7–25–18	1,000	1,018
Hyundai Capital America, 2.875%, 8–9–18 (B)	1,550	1,597
Intercontinental Exchange Group, Inc., 2.500%, 10–15–18	1,700	1,753
SLM Corp., 4.875%, 6–17–19	3,000	2,992
Total System Services, Inc., 2.375%, 6–1–18	5,538	5,569

		31,722

Diversified Banks – 5.8%
ABN AMRO Bank N.V., 2.500%, 10–30–18 (B)	6,200	6,332
Banco Hipotecario Nacional, 8.000%, 3–31–11 (B)(C)	1	—
Bank of America Corp.: 2.000%, 1–11–18	2,500	2,518
8.000%, 12–29–49	8,800	9,449
Bank of New York Mellon Corp. (The), 2.100%, 1–15–19	6,000	6,073
Bank of Nova Scotia (The): 1.450%, 4–25–18	2,500	2,493
2.050%, 10–30–18	5,000	5,068
Barclays Bank plc, 2.500%, 2–20–19	2,600	2,653
BNP Paribas S.A.: 2.450%, 3–17–19	4,500	4,602
5.186%, 6–29–49 (B)	6,750	6,785
Commonwealth Bank of Australia, 2.250%, 3–13–19	4,750	4,814
DBS Group Holdings Ltd., 2.246%, 7–16–19 (B)	8,750	8,849

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
ING Bank N.V.: 2.500%, 10–1–19 (B)	$5,400	$5,485
2.450%, 3–16–20 (B)	7,200	7,288
KeyBank N.A., 2.500%, 12–15–19	4,000	4,077
Lloyds Bank plc, 2.350%, 9–5–19	2,650	2,683
Lloyds Bank plc (GTD by Lloyds Banking Group plc), 2.300%, 11–27–18	2,000	2,033
Mizuho Bank Ltd., 2.650%, 9–25–19 (B)	5,200	5,299
National Australia Bank Ltd., 2.400%, 12–9–19 (B)	12,000	12,210
Rabobank Capital Funding Trust III (GTD by Rabobank Nederland), 5.254%, 12–31–49 (B)	9,162	9,517
Skandinaviska Enskilda Banken AB, 2.375%, 3–25–19 (B)	4,000	4,062
Societe Generale S.A., 5.922%, 4–29–49 (B)	11,000	11,481
Sumitomo Mitsui Banking Corp., 2.450%, 1–16–20	4,000	4,049
Swedbank AB (publ), 1.750%, 3–12–18 (B)	5,000	5,016
UBS Preferred Funding Trust V, 6.243%, 5–29–49	6,536	6,806
Wells Fargo & Co.: 1.500%, 1–16–18	1,000	1,005
2.150%, 1–15–19	2,000	2,031
Westpac Banking Corp., 2.250%, 7–30–18	5,000	5,103

		147,781

Investment Banking & Brokerage – 0.9%
BGC Partners, Inc., 5.375%, 12–9–19	6,500	6,630
Credit Suisse Group Funding (Guernsey) Ltd., 2.750%, 3–26–20 (B)	4,000	4,028
Goldman Sachs Group, Inc. (The): 2.900%, 7–19–18	1,350	1,395
2.625%, 1–31–19	4,000	4,087
2.600%, 4–23–20	3,400	3,436
Morgan Stanley, 2.125%, 4–25–18	2,500	2,527

		22,103

Life & Health Insurance – 0.1%
AIA Group Ltd., 2.250%, 3–11–19 (B)	2,600	2,617

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Mortgage REITs – 0.3%
Mubadala GE Capital, 3.000%, 11–10–19 (B)	$6,750	$6,731

Multi-Line Insurance – 0.1%
American International Group, Inc., 2.300%, 7–16–19	2,750	2,791

Other Diversified Financial Services – 2.6%
Citigroup, Inc.: 3.875%, 2–19–19	2,600	2,574
2.550%, 4–8–19	15,000	15,292
2.400%, 2–18–20	9,000	9,032
5.800%, 11–29–49	8,600	8,622
Daimler Finance North America LLC, 2.375%, 8–1–18 (B)	2,600	2,666
Fidelity National Financial, Inc., 6.600%, 5–15–17	900	983
Fifth Street Finance Corp., 4.875%, 3–1–19	6,700	6,900
JPMorgan Chase & Co., 7.900%, 4–29–49	3,000	3,229
Moody’s Corp., 2.750%, 7–15–19	1,300	1,329
MUFG Americas Holdings Corp., 2.250%, 2–10–20	2,700	2,705
PennantPark Investment Corp., 4.500%, 10–1–19	8,100	8,231
Total Capital, 2.125%, 8–10–18	1,500	1,532
Total Capital Canada Ltd., 1.450%, 1–15–18	2,000	2,006

		65,101

Property & Casualty Insurance – 0.1%
Berkshire Hathaway Finance Corp., 2.000%, 8–15–18	1,550	1,589
Berkshire Hathaway, Inc., 1.550%, 2–9–18	500	506

		2,095

Regional Banks – 0.6%
BB&T Corp., 1.450%, 1–12–18	3,422	3,427
PNC Bank N.A., 2.200%, 1–28–19	4,000	4,051
SunTrust Banks, Inc.: 2.350%, 11–1–18	3,700	3,758
5.625%, 12–29–49	4,800	4,893

		16,129

Specialized REITs – 0.9%
Air Lease Corp., 3.750%, 2–1–22	4,000	4,064
Aircastle Ltd., 5.125%, 3–15–21	8,081	8,445

26	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Balanced Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized REITs (Continued)
CNL Lifestyles Properties, Inc., 7.250%, 4–15–19	$8,081	$8,243
Crown Castle International Corp., 5.250%, 1–15–23	1,046	1,098

		21,850

Thrifts & Mortgage Finance – 0.1%
Walter Investment Management Corp., Convertible, 4.500%, 11–1–19	4,000	3,105

Total Financials – 13.4%		339,034
Health Care

Biotechnology – 0.3%
Amgen, Inc., 2.200%, 5–22–19	6,000	6,078

Health Care Equipment – 0.3%
Mallinckrodt International Finance S.A., 3.500%, 4–15–18	500	492
Medtronic, Inc., 2.500%, 3–15–20 (B)	3,000	3,065
Zimmer Holdings, Inc., 2.700%, 4–1–20	3,000	3,042

		6,599

Health Care Services – 0.1%
Quest Diagnostics, Inc., 2.500%, 3–30–20	2,750	2,757

Health Care Supplies – 0.6%
C.R. Bard, Inc., 1.375%, 1–15–18	4,385	4,359
Cardinal Health, Inc., 2.400%, 11–15–19	3,900	3,947
Express Scripts Holding Co., 2.250%, 6–15–19	6,000	6,027
Laboratory Corp. of America Holdings, 2.500%, 11–1–18	1,650	1,685

		16,018

Managed Health Care – 0.4%
Aetna, Inc., 2.200%, 3–15–19	2,600	2,627
WellPoint, Inc., 1.875%, 1–15–18	7,200	7,253

		9,880

Pharmaceuticals – 0.8%
Forest Laboratories, Inc., 5.000%, 12–15–21 (B)	9,500	10,564
Mylan, Inc., 2.550%, 3–28–19	700	704

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals (Continued)
Perrigo Co. Ltd., 2.300%, 11–8–18	$9,250	$9,335

		20,603

Total Health Care – 2.5%		61,935
Industrials

Aerospace & Defense – 0.5%
General Dynamics Corp., 1.000%, 11–15–17	1,500	1,499
Northrop Grumman Corp., 1.750%, 6–1–18	2,060	2,066
TransDigm Group, Inc., 7.500%, 7–15–21	8,081	8,687

		12,252

Environmental & Facilities Services – 0.2%
Ecolab, Inc., 1.450%, 12–8–17	5,800	5,798

Industrial Machinery – 0.4%
Eaton Corp., 1.500%, 11–2–17	10,500	10,538

Railroads – 0.1%
Kansas City Southern de Mexico S.A. de C.V., 2.350%, 5–15–20	900	887
Union Pacific Corp., 2.250%, 2–15–19	1,250	1,281

		2,168

Trucking – 0.1%
Ryder System, Inc.:
2.450%, 11–15–18	2,250	2,288
2.350%, 2–26–19	1,000	1,007

		3,295

Total Industrials – 1.3%		34,051
Information Technology

Data Processing & Outsourced Services – 0.1%
Fidelity National Information Services, Inc., 2.000%, 4–15–18	1,250	1,256

IT Consulting & Other Services – 0.3%
iGATE Corp., 4.750%, 4–15–19	8,081	8,132

Semiconductors – 0.4%
Broadcom Corp., 2.700%, 11–1–18	1,000	1,031
Micron Technology, Inc., 5.500%, 2–1–25 (B)	8,081	8,142

		9,173

Systems Software – 0.3%
CA, Inc., 2.875%, 8–15–18	2,850	2,922

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Systems Software (Continued)
Oracle Corp., 2.250%, 10–8–19	$5,300	$5,404

		8,326

Total Information Technology – 1.1%		26,887
Materials

Diversified Metals & Mining – 0.3%
Anglo American plc, 4.125%, 4–15–21 (B)	2,200	2,265
BHP Billiton Finance (USA) Ltd. (GTD by BHP Billiton plc and BHP Billiton Ltd.), 2.050%, 9–30–18	1,200	1,225
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3–15–18	450	448
Glencore Funding LLC, 3.125%, 4–29–19 (B)	3,000	3,068
Teck Resources, 3.000%, 3–1–19	1,700	1,691

		8,697

Fertilizers & Agricultural Chemicals – 0.1%
Monsanto Co., 2.125%, 7–15–19	2,100	2,129

Industrial Gases – 0.3%
Airgas, Inc., 1.650%, 2–15–18	1,250	1,244
Praxair, Inc.:
1.250%, 11–7–18	5,600	5,556
3.000%, 9–1–21	1,000	1,044

		7,844

Metal & Glass Containers – 0.1%
BlueScope Steel (Finance) Ltd. and BlueScope Steel Finance (USA) LLC, 7.125%, 5–1–18 (B)	1,281	1,326

Specialty Chemicals – 0.1%
Albemarle Corp. (GTD by Albemarle Holdings Corp. and Albemarle Holdings II Corp.), 3.000%, 12–1–19	1,650	1,668
RPM International, Inc., 3.450%, 11–15–22	1,000	996
Sherwin-Williams Co. (The), 1.350%, 12–15–17	750	751

		3,415

Total Materials – 0.9%		23,411

2015	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS

Ivy Balanced Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Telecommunication Services

Integrated Telecommunication Services – 0.6%
AT&T, Inc., 2.300%, 3–11–19	$13,000	$13,126
Verizon Communications, Inc., 2.625%, 2–21–20	2,468	2,512

		15,638

Wireless Telecommunication Service – 0.1%
American Tower Corp., 4.700%, 3–15–22	1,400	1,502
Virgin Media Finance plc, 4.875%, 2–15–22	284	271

		1,773

Total Telecommunication Services – 0.7%		17,411
Utilities

Electric Utilities – 0.4%
Electricite de France S.A., 2.150%, 1–22–19 (B)	4,000	4,054
PPL Energy Supply LLC, 4.600%, 12–15–21	2,800	2,569
Southern Co. (The), 2.450%, 9–1–18	2,800	2,885

		9,508

Gas Utilities – 0.2%
Sempra Energy, 2.400%, 3–15–20	4,200	4,247

Multi-Utilities – 0.1%
Dominion Resources, Inc., 2.500%, 12–1–19	4,000	4,065

Renewable Electricity – 0.4%
Canadian Solar, Inc., Convertible, 4.250%, 2–15–19	9,000	9,382

Total Utilities – 1.1%		27,202

TOTAL CORPORATE DEBT SECURITIES – 25.8%		$652,008
(Cost: $641,153)

MORTGAGE-BACKED SECURITIES
Commercial Mortgage-Backed Securities – 0.0%
Banco Hipotecario Nacional, 7.916%, 7–25–09 (B)(C)	7	—

TOTAL MORTGAGE-BACKED SECURITIES – 0.0%		$—
(Cost: $—*)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Mortgage-Backed Obligations – 0.0%
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.000%, 9–1–17	$36	$38
5.000%, 1–1–18	23	24
5.500%, 4–1–18	3	3
6.500%, 10–1–28	49	56
6.500%, 2–1–29	8	9
7.000%, 11–1–31	60	73
6.500%, 2–1–32	45	54
7.000%, 2–1–32	67	79
7.000%, 3–1–32	32	38
7.000%, 7–1–32	39	46
6.000%, 9–1–32	163	188
6.500%, 9–1–32	36	43
5.500%, 5–1–33	56	63
5.500%, 6–1–33	33	38

		752

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.0%		$752
(Cost: $662)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 1.6%
U.S. Treasury Notes:
0.375%, 1–15–16	14,000	14,014
0.625%, 7–15–16	8,000	8,024
0.625%, 2–15–17	850	851
0.625%, 5–31–17	8,500	8,500
1.375%, 11–30–18	10,000	10,095

		41,484

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 1.6%		$41,484
(Cost: $41,260)

SHORT-TERM SECURITIES
Commercial Paper (D) – 6.7%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB), 0.110%, 5–7–15	5,000	4,999
Becton Dickinson & Co., 0.440%, 4–7–15	5,000	4,999
CVS Caremark Corp.: 0.450%, 4–10–15	10,000	9,999
0.470%, 4–27–15	8,000	7,997
Danaher Corp., 0.080%, 4–10–15	3,000	3,000
Diageo Capital plc (GTD by Diageo plc), 0.470%, 4–6–15	6,975	6,974

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (D) (Continued)
General Mills, Inc.:
0.480%, 4–9–15	$10,000	$9,999
0.500%, 5–4–15	5,000	4,998
0.480%, 5–19–15	5,000	4,997
J.M. Smucker Co. (The), 0.280%, 4–1–15	2,121	2,121
National Oilwell Varco, Inc., 0.160%, 5–13–15	4,000	3,999
NBCUniversal Enterprise, Inc., 0.500%, 4–9–15	10,000	9,999
Novartis Finance Corp. (GTD by Novartis AG), 0.110%, 4–6–15	10,000	10,000
PacifiCorp, 0.550%, 4–2–15	5,000	5,000
Sherwin-Williams Co. (The):
0.210%, 4–2–15	5,000	5,000
0.360%, 4–8–15	10,535	10,534
0.300%, 4–27–15	10,000	9,998
St. Jude Medical, Inc., 0.320%, 4–2–15	24,000	24,000
Virginia Electric and Power Co., 0.500%, 4–22–15	5,000	4,998
Walgreens Boots Alliance, Inc., 0.500%, 4–10–15	10,000	9,999
Wisconsin Electric Power Co., 0.370%, 4–7–15	6,500	6,500
Wisconsin Gas LLC, 0.130%, 4–8–15	10,000	10,000

		170,110

Municipal Obligations – 0.7%
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2008A (GTD by Air Products and Chemicals, Inc.), 0.040%, 4–1–15 (E)	500	500
MA Hlth and Edu Fac Auth, Var Rate Rev Bonds, Dana-Farber Cancer Institute Issue, Ser 2008L-1 (GTD by JPMorgan Chase Bank N.A.), 0.010%, 4–7–15 (E)	1,400	1,400

28	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Balanced Fund (in thousands)	MARCH 31, 2015

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
NYC GO Bonds, Fiscal 2006 Ser E (GTD by Bank of America N.A.), 0.020%, 4–7–15 (E)	$15,300	$15,300

		17,200

TOTAL SHORT-TERM SECURITIES – 7.4%		$187,310
(Cost: $187,311)

TOTAL INVESTMENT SECURITIES – 100.3%		$2,538,573
(Cost: $2,197,668)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3)%		(8,477)

NET ASSETS – 100.0%		$2,530,096

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015 the total value of these securities amounted to $164,125 or 6.5% of net assets.

(C)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(D)	Rate shown is the yield to maturity at March 31, 2015.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$1,639,309	$—	$—
Preferred Stocks	17,710	—	—
Corporate Debt Securities	—	652,008	—
Mortgage-Backed Securities	—	—	—
United States Government Agency Obligations	—	752	—
United States Government Obligations	—	41,484	—
Short-Term Securities	—	187,310	—
Total	$1,657,019	$881,554	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	29

MANAGEMENT DISCUSSION

Ivy Energy Fund	(UNAUDITED)

David P. Ginther

Below, David P. Ginther, CPA, portfolio manager of Ivy Energy Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Ginther has managed the Fund since its inception in 2006 and has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Energy Fund (Class A shares at net asset value)	–14.35%
Ivy Energy Fund (Class A shares including sales charges)	–19.28%
Benchmark(s) and/or Lipper Category
S&P 1500 Energy Sector Index	–12.55%
(generally reflects the performance of stocks that represent the energy market)
Lipper Natural Resources Funds Universe Average	–18.30%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value.

Oil prices fall

U.S. equities closed the fiscal year with gains across the broad market indexes, again reaching record-high levels late in the final quarter of the year. Global equities in general also finished the fiscal year slightly higher. Crude oil prices plunged worldwide in the second half of 2014 on forecasts of reduced global demand along with a decision in November by OPEC that it would not reduce production. Prices fell to levels not seen since 2009, pressuring stocks and raising concerns that the price tumble, if sustained, could stall economic growth in some regions. Crude oil prices continued to trade at these lower levels as the fiscal year came to a close.

U.S. economic indicators were somewhat mixed as the fiscal year came to a close, but continued to show steady growth. The U.S. remained the economic leader among developed countries. The European Central Bank (ECB) increased its economic growth forecasts for Europe late in the fiscal year, coinciding with the start of the ECB’s bond-buying program as economic stimulus. The continued turmoil in Russia — which prompted economic sanctions by western countries in the first half of 2014 — and across the Middle East unsettled global markets at various times during the year. The steadily improving economy in the U.S., including growth in shale oil production that helped hold down costs for business and consumers, provided support to energy markets through most of the year. Worldwide oil production in general again increased. Slow global economic growth meant that energy demand also slowed its rate of increase in the second half of the year, reaching a five-year low. A strong U.S. dollar contributed to the weakness in crude oil prices, as oil is priced globally in dollars.

Fund feels effects of price drop

The Fund had a negative return for the fiscal year that was somewhat greater than the negative return of its benchmark index. The plunge in oil prices in late 2014 caused a significant decline in the prices of energy stocks, which represent the largest sector in the Fund.

The underperformance to the benchmark index primarily was because of the Fund’s allocations to “upstream” energy companies (oil and gas exploration and production) when compared to the benchmark. The benchmark index holds what the Fund manager considers to be an outsized allocation to large integrated oil companies. For example, the Fund averaged a 1.54% allocation to Exxon Mobil during the year versus the index average of 23%. Typically, the Fund does not exceed a 5% allocation to a single company. Historically, integrated companies often underperform when the energy sector performs well as a whole, but they tend to do relatively better when the sector is in decline. This held true during the fiscal year, as the Fund outpaced its benchmark through the first half of its fiscal year but trailed in the remainder as the energy sector experienced broad declines on concerns about a global oversupply of oil stemming from slower global demand and growth in global production, mostly from the U.S.

The five greatest relative contributors to the Fund’s performance in the year were Phillips 66 Partners LP, MPLX LP, Tesoro Corp., Energy Transfer Equity and Athlon Energy. The five greatest relative detractors were Core Laboratories, Basic Energy Services Inc., Patterson-UTI Energy, Oasis Petroleum and Exxon Mobil Corp. By the end of the Fund’s fiscal year, it had exited its positions in MPLX LP, Athlon Energy and Basic Energy Services Inc.

Outlook for continued slow growth

We think the U.S. will continue to have steady economic growth and low inflation in 2015 and expect it to lead other developed countries. We also believe economic growth will continue globally, although also at a mild rate. We think global energy demand will continue to grow, but at a slower pace than previously forecast. Lower oil prices have prompted cuts in capital expenditures at energy firms, which we think will continue, which in turn will reduce the growth rate of global production. We also think the plunge in crude oil prices is unlikely to be sustainable in the long term.

We believe the U.S. will continue to increase oil and gas production, but at a slower rate because of the price decline. We also think exploration & production companies, oil service companies and infrastructure providers will remain the main beneficiaries of this growth.

30	ANNUAL REPORT	2015

We remain concerned about heightened geopolitical risks related to the Middle East and Russia, and believe these will continue to overhang markets and generate uncertainty in the coming year.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater sector diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Energy Fund.

2015	ANNUAL REPORT	31

PORTFOLIO HIGHLIGHTS

Ivy Energy Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	93.6%
Energy	86.8%
Industrials	4.3%
Financials	2.0%
Information Technology	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.4%

Lipper Rankings

Category: Lipper Natural Resources Funds	Rank	Percentile
1 Year	34/84	40
3 Year	18/70	26
5 Year	24/63	38

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	89.1%
United States	84.1%
Canada	5.0%
Europe	4.0%
Other	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.4%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Halliburton Co.	United States	Energy	Oil & Gas Equipment & Services
Schlumberger Ltd.	United States	Energy	Oil & Gas Equipment & Services
Baker Hughes, Inc.	United States	Energy	Oil & Gas Equipment & Services
Cimarex Energy Co.	United States	Energy	Oil & Gas Exploration & Production
EOG Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Pioneer Natural Resources Co.	United States	Energy	Oil & Gas Exploration & Production
Marathon Petroleum Corp.	United States	Energy	Oil & Gas Refining & Marketing
Phillips 66	United States	Energy	Oil & Gas Refining & Marketing
Tesoro Corp.	United States	Energy	Oil & Gas Refining & Marketing
Weatherford International Ltd.	Switzerland	Energy	Oil & Gas Equipment & Services

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

32	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Energy Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-19.28%	-18.45%	-14.85%	-19.07%	-14.05%	-14.50%	—	-14.26%
5-year period ended 3-31-15	3.54%	3.73%	4.12%	3.85%	5.19%	—	—	4.92%
10-year period ended 3-31-15	—	—	—	—	—	—	—	—
Since Inception of Class through 3-31-15(6)	3.17%	3.09%	3.17%	3.25%	4.12%	5.93%	-19.80%	4.00%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	4-3-06 for Class A shares, 4-3-06 for Class B shares, 4-3-06 for Class C shares, 4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares, 7-31-14 for Class R6 shares and 4-3-06 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS

Ivy Energy Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Energy

Integrated Oil & Gas – 4.1%
Chevron Corp.	38	$3,968
Exxon Mobil Corp.	66	5,648
Royal Dutch Shell plc, Class A (A)	121	3,620
Suncor Energy, Inc.	153	4,464

		17,700

Oil & Gas Drilling – 2.8%
Helmerich & Payne, Inc.	101	6,841
Patterson-UTI Energy, Inc.	289	5,429

		12,270

Oil & Gas Equipment & Services – 19.5%
Baker Hughes, Inc.	241	15,332
Cameron International Corp. (B)	98	4,442
Core Laboratories N.V.	34	3,542
Dril-Quip, Inc. (B)	53	3,652
FMC Technologies, Inc. (B)	92	3,416
Forum Energy Technologies, Inc. (B)	327	6,400
Halliburton Co.	357	15,672
Schlumberger Ltd.	187	15,620
Superior Energy Services, Inc.	308	6,889
Weatherford International Ltd. (B)	826	10,160

		85,125

Oil & Gas Exploration & Production – 34.4%
Anadarko Petroleum Corp.	118	9,753
Antero Resources Corp. (B)	118	4,178
Cabot Oil & Gas Corp.	190	5,620
Canadian Natural Resources Ltd.	210	6,451
Cimarex Energy Co.	118	13,632
Concho Resources, Inc. (B)	87	10,120
ConocoPhillips	93	5,784
Continental Resources, Inc. (B)	198	8,658
EOG Resources, Inc.	144	13,171
Gulfport Energy Corp. (B)	120	5,530
Laredo Petroleum Holdings, Inc. (B)	176	2,290
Memorial Resource Development Corp. (B)	266	4,711
Newfield Exploration Co. (B)	218	7,658
Noble Energy, Inc.	168	8,230
Oasis Petroleum LLC (B)	241	3,427
Parsley Energy, Inc., Class A(B)	511	8,172
Pioneer Natural Resources Co.	68	11,053
Rice Energy, Inc. (B)	346	7,518

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Exploration & Production (Continued)
RSP Permian, Inc. (B)	254	$6,396
Southwestern Energy Co. (B)	148	3,436
Whiting Petroleum Corp. (B)	137	4,241

		150,029

Oil & Gas Refining & Marketing – 12.5%
HollyFrontier Corp.	155	6,260
Marathon Petroleum Corp.	105	10,772
Marathon Petroleum Corp. L.P.	115	8,454
Phillips 66	130	10,194
Tesoro Corp.	112	10,188
Valero Energy Corp.	134	8,519

		54,387

Oil & Gas Storage & Transportation – 13.5%
Columbia Pipeline Partners L.P. (B)	194	5,359
Enbridge, Inc.	98	4,770
Energy Transfer Equity L.P.	139	8,779
MarkWest Energy Partners L.P.	100	6,590
Phillips 66 Partners L.P.	126	8,894
Plains GP Holdings L.P., Class A	109	3,105
Rice Midstream Partners L.P.	143	2,012
Shell Midstream Partners L.P.	57	2,212
Targa Resources Corp.	66	6,293
Valero Energy Partners L.P.	75	3,630
Williams Co., Inc. (The)	148	7,467

		59,111

Total Energy – 86.8%		378,622
Financials

Specialized Finance – 2.0%
CME Group, Inc.	94	8,927

Total Financials – 2.0%		8,927
Industrials

Construction & Engineering – 1.0%
Fluor Corp.	80	4,596

Electrical Components & Equipment – 1.1%
SolarCity Corp. (B)	93	4,774

COMMON STOCKS (Continued)	Shares	Value
Railroads – 2.2%
Canadian Pacific Railway Ltd.	33	$5,938
Kansas City Southern	34	3,481

		9,419

Total Industrials – 4.3%		18,789
Information Technology

Semiconductor Equipment – 0.5%
SolarEdge Technologies, Inc. (B)	94	2,056

Total Information Technology – 0.5%		2,056

TOTAL COMMON STOCKS – 93.6%		$408,394
(Cost: $383,803)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) – 5.4%
Danaher Corp., 0.080%, 4–10–15	$5,000	5,000
Kroger Co. (The), 0.280%, 4–1–15	5,433	5,433
National Oilwell Varco, Inc., 0.160%, 5–13–15	4,000	3,999
PacifiCorp, 0.550%, 4–2–15	4,000	4,000
Virginia Electric and Power Co., 0.500%, 4–22–15	5,000	4,998

		23,430

Master Note – 0.4%
Toyota Motor Credit Corp., 0.130%, 4–1–15 (D)	1,784	1,784

TOTAL SHORT-TERM SECURITIES – 5.8%		$25,214
(Cost: $25,215)

TOTAL INVESTMENT SECURITIES – 99.4%		$433,608
(Cost: $409,018)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%		2,814

NET ASSETS – 100.0%		$436,422

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at March 31, 2015.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

34	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Energy Fund (in thousands)	MARCH 31, 2015

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$408,394	$—	$—
Short-Term Securities	—	25,214	—
Total	$408,394	$25,214	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

Country Diversification
(as a % of net assets)
United States	84.1%
Canada	5.0%

Switzerland	2.3%
Other Countries	2.2%
Other+	6.4%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	35

MANAGEMENT DISCUSSION

Ivy Global Natural Resources Fund	(UNAUDITED)

David P. Ginther

Below, David P. Ginther, CPA, portfolio manager of Ivy Global Natural Resources Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Ginther has managed the Fund since 2013. He has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Global Natural Resources Fund (Class A shares at net asset value)	–15.42%
Ivy Global Natural Resources Fund (Class A shares including sales charges)	–20.27%
Benchmark(s)/Lipper Category
MSCI AC World IMI 55% Energy + 45% Materials Index	–13.32%
(generally reflects the performance of the energy and materials stocks in developed and emerging markets.)
Lipper Global Natural Resources Funds Universe Average	–17.23%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Oil price plunge adds pressure

U.S. equities closed the Fund’s fiscal year with gains across the broad market indexes, again reaching record-high levels after a year that saw steady gains. Global equities in general also finished the year slightly higher.

Crude oil prices plunged worldwide late in the year, reaching levels not seen since 2009. The price decline was prompted by reduced global demand, an increase in North American supply and the unwillingness by OPEC to cut production at its meeting in November to defend crude oil prices. The oil price decline pressured the stock market and raised concerns that the price tumble, if sustained, could stall economic growth in some regions.

U.S. economic indicators continued to show steady growth during the year. The U.S. remained the leader in economic growth among developed countries. Growth forecasts for Europe were revised lower and the European Central Bank began an economic stimulus program late in fiscal year.

Commodities prices declined at an accelerating pace as the fiscal year came to a close, reflecting the continued low-growth, low-inflation environment around the world. A stronger U.S. dollar against most world currencies also pressured commodities prices, which are priced in dollars on world markets.

Fund

The Fund finished another difficult year for natural resources with a return that was slightly less than the negative return of its benchmark index, although the Fund’s return was slightly better than its peer group average. The Fund maintained a higher average weighting to the energy sector — 63.5% versus 55% in the index — during the fiscal year. While this positioning benefitted the Fund through a portion of the fiscal year, the energy sector experienced broad declines during the closing months of 2014 on concerns about a global oversupply of oil stemming from weak global demand combined with growth in the global production of oil. Most of this production growth was from the U.S. As a result of the price plunge, the Fund’s overweight in energy hurt performance relative to the blended MSCI benchmark.

The Fund typically hedges foreign currency exposure using forward foreign currency contracts. These derivatives positions were positive contributors to performance as the U.S. dollar strengthened.

The oil industry remains a major focus for the Fund, especially through companies involved in equipment & services, exploration & production and transportation industries. The increase in shale oil production from key basins in North America also remains an important focus for energy holdings.

Outlook

We think the U.S. will continue to have steady economic growth and low inflation in 2015 and expect it to be the economic leader among developed countries. We also believe economic growth will continue globally, although at a mild rate.

We think commodities remain in a low-demand environment because of the slow pace of the global economy. Commodities prices persisted at weaker levels during the year and we think that will continue until global economic growth gains momentum. We think major commodities companies will continue to focus on managing costs and capital expenditures as a result. The prospects for growth have improved in several emerging countries, but not to a level that we think is sufficient to greatly increase demand.

We think global energy demand will continue to grow, although at a slower pace than previously forecast. In our view, lower oil prices will prompt cuts in capital expenditures at energy companies, which we think in turn will reduce the growth rate of global production. We also think the plunge in crude oil prices is unlikely to be sustainable in the long term. We remain concerned about heightened geopolitical risks related to the Middle East and Russia, and believe these will continue to overhang markets and generate uncertainty.

36	ANNUAL REPORT	2015

We will continue to use our top-down, fundamental research process in seeking companies that we believe may benefit from a stronger rebound in economic activity and the growth in demand that may result.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Global Natural Resources Fund.

2015	ANNUAL REPORT	37

PORTFOLIO HIGHLIGHTS

Ivy Global Natural Resources Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	98.5%
Energy	66.2%
Materials	23.2%
Industrials	6.9%
Financials	2.2%
Utilities	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.5%

Lipper Rankings

Category: Lipper Global Natural Resources Funds	Rank	Percentile
1 Year	57/150	38
3 Year	63/138	46
5 Year	72/112	64
10 Year	36/45	79

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	87.7%
United States	81.5%
Canada	6.2%
Europe	10.8%
United Kingdom	7.3%
Other Europe	3.5%
Pacific Basin	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.5%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Schlumberger Ltd.	United States	Energy	Oil & Gas Equipment & Services
Halliburton Co.	United States	Energy	Oil & Gas Equipment & Services
Dow Chemical Co. (The)	United States	Materials	Diversified Chemicals
Baker Hughes, Inc.	United States	Energy	Oil & Gas Equipment & Services
BHP Billiton plc	United Kingdom	Materials	Diversified Metals & Mining
Rio Tinto plc	United Kingdom	Materials	Diversified Metals & Mining
Marathon Petroleum Corp.	United States	Energy	Oil & Gas Refining & Marketing
LyondellBasell Industries N.V., Class A	United States	Materials	Specialty Chemicals
EOG Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Phillips 66	United States	Energy	Oil & Gas Refining & Marketing

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

38	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Global Natural Resources Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)	Blended index is represented by 55% MSCI AC World IMI Energy Index and 45% MSCI AC World IMI Materials Index.

Average Annual Total Return(3)	Class A(4)	Class B(5)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-20.27%	-19.49%	-15.93%	-20.01%	-14.98%	-15.53%	—	-15.16%
5-year period ended 3-31-15	-3.91%	-3.77%	-3.40%	-3.69%	-2.33%	-2.90%	—	-2.54%
10-year period ended 3-31-15	2.02%	1.97%	1.94%	—	—	—	—	2.85%
Since Inception of Class through 3-31-15(6)	—	—	—	-3.57%	-2.46%	0.50%	-19.94%	—

(3)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(4)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(5)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-29-05 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

The Morgan Stanley Commodity Related Index has been discontinued as of July 2014, and thus, will no longer serve as a benchmark for this Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS

Ivy Global Natural Resources Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Canada

Energy – 3.9%
Canadian Natural Resources Ltd.	559	$17,165
Suncor Energy, Inc.	928	27,129

		44,294

Industrials – 2.0%
Canadian Pacific Railway Ltd.	125	22,819

Materials – 0.3%
Yamana Gold, Inc.	791	2,835

Total Canada – 6.2%		$69,948
China

Materials – 0.0%
China Metal Recycling (Holdings) Ltd.	30,000	—

Total China – 0.0%		$—
France

Materials – 0.7%
L Air Liquide S.A.	61	7,819

Total France – 0.7%		$7,819
Netherlands

Energy – 0.4%
Core Laboratories N.V.	48	5,057

Total Netherlands – 0.4%		$5,057
Switzerland

Energy – 2.4%
Weatherford International Ltd. (A)	2,188	26,916

Total Switzerland – 2.4%		$26,916
United Kingdom

Materials – 7.3%
Anglo American plc	267	4,000
BHP Billiton plc	1,656	36,187
Randgold Resources Ltd. ADR	104	7,232
Rio Tinto plc	865	35,558

		82,977

Total United Kingdom – 7.3%		$82,977
United States

Energy – 59.5%
Anadarko Petroleum Corp.	290	23,978
Antero Resources Corp. (A)	316	11,147
Baker Hughes, Inc.	629	40,014
Cabot Oil & Gas Corp.	437	12,915
Cameron International Corp. (A)	246	11,090

COMMON STOCKS (Continued)	Shares	Value
Energy (Continued)
Cimarex Energy Co.	125	$14,415
Concho Resources, Inc. (A)	197	22,778
ConocoPhillips	89	5,560
Continental Resources, Inc. (A)	527	23,018
Dril-Quip, Inc. (A)	79	5,430
Energy Transfer Equity L.P.	341	21,618
EOG Resources, Inc.	349	32,000
Exxon Mobil Corp.	69	5,839
FMC Technologies, Inc. (A)	139	5,139
Forum Energy Technologies, Inc. (A)	506	9,914
Gulfport Energy Corp. (A)	151	6,919
Halliburton Co.	1,260	55,291
Helmerich & Payne, Inc.	164	11,163
HollyFrontier Corp.	281	11,334
Marathon Petroleum Corp.	327	33,461
MarkWest Energy Partners L.P.	204	13,465
Newfield Exploration Co. (A)	200	7,023
Noble Energy, Inc.	526	25,707
Oasis Petroleum LLC (A)	761	10,825
Oceaneering International, Inc.	102	5,485
Patterson-UTI Energy, Inc.	646	12,127
Phillips 66	366	28,748
Pioneer Natural Resources Co.	144	23,554
Plains GP Holdings L.P., Class A	444	12,589
Rice Energy, Inc. (A)	604	13,153
Rice Midstream Partners L.P.	414	5,846
Schlumberger Ltd.	732	61,116
Shell Midstream Partners L.P.	178	6,951
Superior Energy Services, Inc.	703	15,696
Tesoro Corp.	157	14,332
Valero Energy Corp.	288	18,329
Valero Energy Partners L.P.	114	5,527
Whiting Petroleum Corp. (A)	362	11,170
Williams Co., Inc. (The)	361	18,276

		672,942

Financials – 2.2%
CME Group, Inc.	254	24,028

Industrials – 4.9%
Caterpillar, Inc.	274	21,942
Fluor Corp.	197	11,275
Joy Global, Inc.	393	15,388
Kansas City Southern	67	6,819

		55,424

COMMON STOCKS (Continued)	Shares	Value
Materials – 13.2%
Airgas, Inc.	71	$7,497
Dow Chemical Co. (The)	907	43,496
Freeport-McMoRan Copper & Gold, Inc., Class B	1,223	23,183
LyondellBasell Industries N.V., Class A	381	33,439
PPG Industries, Inc.	77	17,378
Southern Copper Corp.	595	17,349
Westlake Chemical Partners L.P.	262	7,038

		149,380

Total United States – 79.8%		$901,774

TOTAL COMMON STOCKS – 96.8%		$1,094,491
(Cost: $1,021,485)

INVESTMENT FUNDS
United States – 1.7%
SPDR Gold Trust (A)	175	19,851

TOTAL INVESTMENT FUNDS – 1.7%		$19,851
(Cost: $20,708)

PREFERRED STOCKS
United States

Utilities – 0.0%
Konarka Technologies, Inc., 8.000%, Convertible (A)(B)	3,500	—

Total United States – 0.0%		$—

TOTAL PREFERRED STOCKS – 0.0%		$—
(Cost: $10,850)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) – 1.0%
CVS Caremark Corp. 0.450%, 4–10–15	$5,000	4,999
Harley-Davidson Financial Services (GTD by Harley-Davidson Credit Corp.) 0.320%, 4–7–15	3,000	3,000
Kroger Co. (The) 0.310%, 4–7–15	3,000	3,000

		10,999

40	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Global Natural Resources Fund (in thousands)	MARCH 31, 2015

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.2%
Toyota Motor Credit Corp. 0.130%, 4–1–15 (D)	$1,948	$1,948

United States Government Agency Obligations – 0.2%
Overseas Private Investment Corp. (GTD by U.S. Government) 0.110%, 4-7-15 (D)	2,500	2,500

TOTAL SHORT-TERM SECURITIES – 1.4%		$15,447
(Cost: $15,447)

TOTAL INVESTMENT SECURITIES – 99.9%		$1,129,789
(Cost: $1,068,490)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		855

NET ASSETS – 100.0%		$1,130,644

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted security. At March 31, 2015, the Fund owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Konarka Technologies, Inc., 8.000%, Convertible	8–31–07	3,500	$10,850	$—

The total value of this security represented 0.0% of net assets at March 31, 2015.

(C)	Rate shown is the yield to maturity at March 31, 2015.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at March 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	50,059	U.S. Dollar	75,443	4–13–15	UBS AG	$1,191	$—
Canadian Dollar	36,413	U.S. Dollar	28,831	4–13–15	UBS AG	85	—
Euro	7,214	U.S. Dollar	7,765	4–13–15	UBS AG	7	—

						$1,283	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,094,491	$—	$—
Investment Funds	19,851	—	—
Preferred Stocks	—	—	—
Short-Term Securities	—	15,447	—
Total	$1,114,342	$15,447	$—
Forward Foreign Currency Contracts	$—	$1,283	$—
During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

2015	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS

Ivy Global Natural Resources Fund (in thousands)	MARCH 31, 2015

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

Market Sector Diversification
(as a % of net assets)
Energy	66.2%
Materials	23.2%

Industrials	6.9%
Financials	2.2%
Utilities	0.0%
Other+	1.5%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

42	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Global Real Estate Fund	(UNAUDITED)

Keith R. Pauley

Stanley J. Kraska, Jr.

George J. Noon

Ernst-Jan de Leeuw

Ivy Global Real Estate Fund is subadvised by LaSalle Investment Management Securities, LLC. Below, Keith R. Pauley, CFA, Stanley J. Kraska, Jr., George J. Noon, CFA, and Ernst-Jan de Leeuw, portfolio managers of the Ivy Global Real Estate Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2015. Messrs. Pauley and Kraska have managed the Fund since inception and each has 29 years of industry experience. Mr. Noon has managed the Fund since inception and has 27 years of industry experience. Mr. de Leeuw has managed the Fund since inception and has 19 years of industry experience. Effective May 2015, Ernst-Jan de Leeuw no longer serves as a manager of the Fund and Matthew Sgrizzi, CFA, of LaSalle, became a manager of the Fund.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Global Real Estate Fund (Class A shares at net asset value)	16.31%
Ivy Global Real Estate Fund (Class A shares including sales charges)	9.62%
Benchmark(s) and/or Lipper Category
FTSE EPRA/NAREIT Developed Index	16.06%
(generally reflects the performance of real estate stocks in developed countries)
Lipper Global Real Estate Funds Universe Average	14.84%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Low-growth, low-interest rate world

The past year was dominated by concerns about economic growth in many parts of the world, with the increased strength of the U.S. economy largely offset by weakness in continental Europe and most of the Asia-Pacific region. Early concerns that the U.S. Federal Reserve (Fed) would rapidly raise interest rates gave way to a consensus that efforts to spur global growth were vital. In the last several quarters, monetary stimulus actions have been initiated in more than 20 countries around the world. Interest rates are negative in some instances and remain close to historic lows in many countries. Inflation remains low; when one includes energy prices, we believe potential deflation is a factor in several economies.

Public equities have benefitted in this environment, particularly in sectors that have provided higher and relatively more stable income streams, such as real estate. In the past year, global real estate stocks (as measured by the FTSE EPRA/NAREIT Developed Index) have produced a return that is well above that of global equities (as measured by the MSCI World Index). Capital markets were very active in the period, with more than $70 billion in equity and nearly $90 billion in corporate debt issued by global real estate companies around the world.

Stock selections, country allocations play key roles

The Fund finished the fiscal year with a strong positive return, greater than the returns of its benchmark index and peer group average.

The strongest absolute returns in global real estate securities during the period were seen in the U.S. followed by Hong Kong. These returns were supported by falling interest rates for most of the period and a continued strong demand for real estate. Continental Europe, the U.K. and Australia also saw strong absolute returns on a local currency basis on the back of supportive economic measures, but these returns were negatively impacted by the strengthening U.S. dollar during this period.

2015	ANNUAL REPORT	43

MANAGEMENT DISCUSSION

Ivy Global Real Estate Fund	(UNAUDITED)

The Fund’s outperformance relative to its benchmark index for the fiscal year was driven by strong positive stock selection in the U.S. and Europe. The U.S. outperformance can be attributed to a tilt towards blue-chip securities with an overweight allocation to the outperforming apartment and regional mall sectors. Results in Europe were aided by strong selection in the Scandinavian region and underweight positions to the underperforming U.K. residential sector and Southern Europe.

Country allocations also added value to the portfolio. An overweight position to Hong Kong real estate companies and an underweight position to Japan contributed positively to the Fund’s results. Hong Kong real estate companies performed well in the final three quarters of 2014, and the country’s residential and office market fundamentals were strengthening as the year drew to a close. Japanese real estate companies were negatively impacted during the fiscal year by the government’s implementation of new sales taxes on consumers and small businesses in the second quarter of 2014, and by weak results from Japanese development companies. The weakness of the yen versus the U.S. dollar also helped the Fund’s relative performance since the Fund was underweight to Japan.

The Fund’s portfolio currently is tilted toward companies that we believe have better quality assets, management teams capable of adding shareholder value, and strong capital structures with financial flexibility. We think these characteristics should enable these companies to take advantage of opportunities in a recovering real estate market. In addition, we believe their strong operating earnings growth should help offset headwinds from a rising interest rate environment.

Market outlook

We believe favorable economic and capital market conditions are supporting the real estate sector. In our view the global economic landscape remains in a low-growth mode, with some developed markets getting stronger and emerging markets slowing. We think lower oil prices are very supportive for the majority of the world’s consumers. Central banks appear accommodative and interest rate and inflation expectations are low and stable. We think interest rates could increase somewhat later in the year as regional economies improve.

Real estate fundamentals remain generally positive, with moderate economic growth driving healthy incremental demand in many markets and producing growth in market rents and occupancies. New supply appears under control in most markets, and the better real estate companies, in our estimation, are finding external growth opportunities. The acquisition environment remains difficult due to intense competition for quality assets. Property values have recovered since the global financial crisis and in many markets are at or above pre-recession levels; capitalization rates continue to compress for prime properties.

We believe improving real estate fundamentals will lead to solid mid- to high-single-digit earnings and dividend growth for global real estate companies over the next several years.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

Because the Fund invests more than 25% of its total assets in the real estate industry, it may be more susceptible to a single economic, regulatory, or technical occurrence than a fund that does not concentrate its investments in this industry.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers, and a decline in value of those investments would cause the Fund’s overall value to decline greater than that of a more diversified portfolio. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Global Real Estate Fund’s performance.

44	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Global Real Estate Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	98.1%
Financials	96.6%
Telecommunication Services	1.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.9%

Lipper Rankings

Category: Lipper Global Real Estate Funds	Rank	Percentile
1 Year	35/139	25

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	54.9%
United States	51.4%
Other North America	3.5%
Pacific Basin	23.5%
Japan	10.8%
Hong Kong	5.9%
Australia	4.9%
Other Pacific Basin	1.9%
Europe	17.5%
United Kingdom	7.0%
Other Europe	10.5%
Bahamas/Caribbean	2.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.9%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Simon Property Group, Inc.	United States	Financials	Retail REITs
Equity Residential	United States	Financials	Residential REITs
Sun Hung Kai Properties Ltd.	Hong Kong	Financials	Real Estate Development
AvalonBay Communities, Inc.	United States	Financials	Residential REITs
Mitsubishi Estate Co. Ltd.	Japan	Financials	Real Estate Development
Mitsui Fudosan Co. Ltd.	Japan	Financials	Real Estate Development
Public Storage, Inc.	United States	Financials	Specialized REITs
Land Securities Group plc	United Kingdom	Financials	Diversified REITs
Boston Properties, Inc.	United States	Financials	Office REITs
Ventas, Inc.	United States	Financials	Specialized REITs

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	45

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Global Real Estate Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class R	Class Y
1-year period ended 3-31-15	9.62%	11.05%	14.92%	16.14%	15.40%	16.32%
5-year period ended 3-31-15	—	—	—	—	—	—
10-year period ended 3-31-15	—	—	—	—	—	—
Since Inception of Class through 3-31-15(5)	4.72%	5.23%	6.66%	7.71%	7.08%	8.23%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-1-13 for Class A shares, 4-1-13 for Class B shares, 4-1-13 for Class C shares, 4-1-13 for Class I shares, 4-1-13 for Class R shares and 4-1-13 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

46	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Global Real Estate Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares		Value
Australia

Financials – 4.9%
DEXUS Property Group	66		$381
Investa Office Fund	42		125
Scentre Group	240		683
Westfield Corp.	66		479

			1,668

Total Australia – 4.9%			$1,668
Belgium

Financials – 0.6%
Befimmo N.V./S.A.	2		164
Warehouses De Pauw Comm. VA/SCA	—	*	36

			200

Total Belgium – 0.6%			$200
Bermuda

Financials – 2.2%
Hongkong Land Holdings Ltd.	98		740

Total Bermuda – 2.2%			$740
Canada

Financials – 3.3%
Allied Properties	1		42
Calloway	7		169
Canadian Apartments Properties	5		182
First Capital Realty, Inc.	11		178
H&R Real Estate Investment Trust	12		226
Northern Property	4		73
RioCan	12		265

			1,135

Total Canada – 3.3%			$1,135
Finland

Financials – 0.6%
Citycon Oyj	62		201

Total Finland – 0.6%			$201
France

Financials – 3.3%
Gecina	2		241
Klepierre	8		399
Unibail-Rodamco	2		496

			1,136

Total France – 3.3%			$1,136
Germany

Financials – 3.0%
alstria office AG	8		115
Deutsche Annington Immobilien SE	13		433

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Deutsche EuroShop AG	4		$176
LEG Immobilien AG	4		308

			1,032

Total Germany – 3.0%			$1,032
Hong Kong

Financials – 5.9%
Great Eagle Holdings Ltd.	15		53
Sun Hung Kai Properties Ltd.	90		1,388
Swire Properties Ltd.	177		577

			2,018

Total Hong Kong – 5.9%			$2,018
Ireland

Financials – 0.2%
Green plc	33		56

Total Ireland – 0.2%			$56
Japan

Financials – 10.8%
Daiwa Office Investment Corp.	—	*	135
Global One Corp.	—	*	100
Kenedix Office Investment Corp.	—	*	225
Kenedix Retail REIT Corp.	—	*	74
Mitsubishi Estate Co. Ltd.	53		1,232
Mitsui Fudosan Co. Ltd.	41		1,206
ORIX JREIT, Inc.	—	*	215
Sumitomo Realty & Development Co., Ltd.	14		505

			3,692

Total Japan – 10.8%			$3,692
Jersey

Financials – 0.1%
Atrium European Real Estate Ltd.	10		48

Total Jersey – 0.1%			$48
Mexico

Financials – 0.2%
Prologis Property Mexico S.A. de C.V.	33		59

Total Mexico – 0.2%			$59
Netherlands

Financials – 0.6%
Vastned Retail N.V.	4		219

Total Netherlands – 0.6%			$219

COMMON STOCKS (Continued)	Shares	Value
Norway

Financials – 0.6%
Entra ASA (A)	19	$197

Total Norway – 0.6%		$197
Singapore

Financials – 1.9%
CapitaCommercial Trust	67	86
CapitaLand Ltd.	76	197
CapitaMall Trust	78	124
Global Logistic Properties Ltd.	93	179
Mapletree Commercial Trust	65	76

		662

Total Singapore – 1.9%		$662
Sweden

Financials – 0.8%
Fabege AB	15	219
Hufvudstaden AB	3	46

		265

Total Sweden – 0.8%		$265
Switzerland

Financials – 0.7%
PSP Swiss Property Ltd., Registered Shares	2	233

Total Switzerland – 0.7%		$233
United Kingdom

Financials – 7.0%
British Land Co. plc (The)	13	162
Capital & Regional plc	167	143
Derwent London plc	6	305
Hammerson plc	30	292
Hansteen Holdings plc	74	134
Land Securities Group plc	48	884
Metric Property Investments plc	88	211
Quintain Estates & Development plc (A)	78	110
Shaftesbury plc	14	168

		2,409

Total United Kingdom – 7.0%		$2,409
United States

Financials – 49.9%
Acadia Realty Trust	3	101
Alexandria Real Estate Equities, Inc.	2	199
Associated Estates Realty Corp.	2	44
AvalonBay Communities, Inc.	7	1,273
BioMed Realty Trust, Inc.	13	292
Boston Properties, Inc.	6	880

2015	ANNUAL REPORT	47

SCHEDULE OF INVESTMENTS

Ivy Global Real Estate Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Financials (Continued)
Brixmor Property Group, Inc.	9	$234
Camden Property Trust	11	831
CBL & Associates Properties, Inc.	19	368
Corporate Office Properties Trust	4	112
Douglas Emmett, Inc.	4	106
Duke Realty Corp.	16	339
EastGroup Properties, Inc.	2	90
Equity Residential	19	1,509
Federal Realty Investment Trust	5	743
General Growth Properties, Inc.	15	434
HCP, Inc.	6	255
Health Care, Inc.	2	179
Healthcare Realty Trust, Inc.	6	180
Hudson Pacific Properties, Inc.	6	184
LaSalle Hotel Properties	14	555
New York, Inc.	17	176
Paramount Group, Inc.	14	272
ProLogis	11	491
Public Storage, Inc.	5	890
Ramco-Gershenson Properties Trust	6	118

COMMON STOCKS (Continued)	Shares	Value
Financials (Continued)
Retail Properties of America, Inc.	14	$227
RLJ Lodging Trust	13	414
Senior Housing Properties Trust	10	216
Simon Property Group, Inc.	13	2,491
SL Green Realty Corp.	2	309
Sunstone Hotel Investors, Inc.	21	350
Taubman Centers, Inc.	6	472
Terreno Realty Corp.	3	63
Ventas, Inc.	12	877
Vornado Realty Trust	7	781

		17,055

Telecommunication Services – 1.5%
American Tower Corp., Class A	5	503

Total United States – 51.4%		$17,558

TOTAL COMMON STOCKS – 98.1%		$33,528
(Cost: $30,051)

SHORT-TERM SECURITIES	Principal	Value
Master Note – 1.0%
Toyota Motor Credit Corp. 0.130%, 4–1–15 (B)	$329	$329

TOTAL SHORT-TERM SECURITIES – 1.0%		329
(Cost: $329)

TOTAL INVESTMENT SECURITIES – 99.1%		$33,857
(Cost: $30,380)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.9%		306

NET ASSETS – 100.0%		$34,163

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Financials	$32,989	$36	$—
Telecommunication Services	503	—	—
Total Common Stocks	$33,492	$36	$—
Short-Term Securities	—	329	—
Total	$33,492	$365	$—

During the period ended March 31, 2015, securities totaling $49 were transferred from Level 1 to Level 2 due to decreased availability of observable market data due to decreased market activity or information for these securities. Transfers into Level 2 represent the value at the beginning of the reporting period. There were no transfers between any other levels during the period.

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trusts

Market Sector Diversification
(as a % of net assets)
Financials	96.6%
Telecommunication Services	1.5%
Other+	1.9%

+	Includes cash and other assets (net of liabilities), and cash equivalents

48	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Global Risk-Managed Real Estate Fund	(UNAUDITED)

Keith R. Pauley

Stanley J. Kraska, Jr.

George J. Noon

Ernst-Jan de Leeuw

Ivy Global Risk-Managed Real Estate Fund is subadvised by LaSalle Investment Management Securities, LLC. Below, Keith R. Pauley, CFA, Stanley J. Kraska, Jr., George J. Noon, CFA, and Ernst-Jan de Leeuw, portfolio managers of the Ivy Global Risk-Managed Real Estate Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2015. Messrs. Pauley and Kraska have managed the Fund since inception and each has 29 years of industry experience. Mr. Noon has managed the Fund since inception and has 27 years of industry experience. Mr. de Leeuw has managed the Fund since inception and has 19 years of industry experience. Effective May 2015, Ernst-Jan de Leeuw no longer serves as a manager of the Fund and Matthew Sgrizzi, CFA, of LaSalle, became a manager of the Fund.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Global Risk-Managed Real Estate Fund (Class A shares at net asset value)	16.77%
Ivy Global Risk-Managed Real Estate Fund (Class A shares including sales charges)	10.09%
Benchmark(s) and/or Lipper Category
FTSE EPRA/NAREIT Developed Index	16.06%
(generally reflects the performance of real estate stocks in developed countries)
Lipper Global Real Estate Funds Universe Average	14.84%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Low-growth, low-interest rate world

The past year was dominated by concerns about economic growth in many parts of the world, with the increased strength of the U.S. economy largely offset by weakness in continental Europe and most of the Asia-Pacific region. Early concerns that the U.S. Federal Reserve (Fed) would rapidly raise interest rates gave way to a consensus that efforts to spur global growth were vital. In the last several quarters, monetary stimulus actions have been initiated in more than 20 countries around the world. Interest rates are negative in some instances and remain close to historic lows in many countries. Inflation remains low; when one includes energy prices, we believe potential deflation is a factor in several economies.

Public equities have benefitted in this environment, particularly in sectors that have provided higher and relatively more stable income streams, such as real estate. In the past year, global real estate stocks (as measured by the FTSE EPRA/NAREIT Developed Index) have produced a return that is well above that of global equities (as measured by the MSCI World Index). Capital markets were very active in the period, with more than $70 billion in equity and nearly $90 billion in corporate debt issued by global real estate companies around the world.

Stock selections, country allocations play key roles

The Fund finished the fiscal year with a strong absolute return, greater than the returns of its benchmark index and peer group average.

The strongest absolute returns in global real estate securities during the period were seen in the U.S. followed by Hong Kong. These returns were supported by falling interest rates for most of the period and a continued strong demand for real estate. Continental Europe, the U.K. and Australia also saw strong absolute returns on a local currency basis on the back of supportive economic measures, but these returns were negatively impacted by the strengthening U.S. dollar during this period.

2015	ANNUAL REPORT	49

MANAGEMENT DISCUSSION

Ivy Global Risk-Managed Real Estate Fund	(UNAUDITED)

The Fund seeks to provide superior risk-adjusted returns relative to its peers and benchmark over a full market cycle by maintaining a lower-risk profile than its investment universe. We attempt to manage downside risk — the risk of material relative loss of value in an economic and/or capital market downturn — by building a portfolio of companies that we believe have a reduced risk profile. To do this, we screen the global real estate securities universe for certain factors that we believe tend to increase downside risk and drive volatility, such as higher leverage, higher business risk (too much development and not enough ownership), and higher-risk property types (such as hotels and home builders) when compared to the broader universe of global real estate securities.

The Fund’s risk-managed strategy drove its outperformance relative to the benchmark during most of the Fund’s fiscal year. In particular, after strong performance in 2013, the prospects for Asian development companies were negatively impacted by the continued slowdown in China and the regional economy. These companies generally are excluded from the Fund, which therefore was beneficial to relative performance. Furthermore, lower interest rates helped property investment companies, which are overweight in the Fund.

Outperformance for the fiscal year also can be attributed to stock selection in the U.S. The Fund’s outperformance in the U.S. was driven by a tilt towards blue-chip securities with an overweight allocation to the outperforming apartments and regional malls sectors, as well as positive selection within the office sector.

Country allocation also added value to the portfolio. An underweight position to Japan contributed positively to results for the year. Japanese real estate companies were negatively impacted during this period by the government’s implementation of new sales taxes on consumers and small businesses in the second quarter of 2014, in addition to the country’s performance being dragged down by weak results from Japanese development companies. The weakness of the yen versus the U.S dollar also helped the Fund’s relative performance versus its benchmark since the Fund was underweight to Japan.

The Fund’s portfolio currently is tilted toward companies that we believe have better quality assets, management teams capable of adding shareholder value, and strong capital structures with financial flexibility. We think these characteristics should enable these companies to take advantage of opportunities in a recovering real estate market. In addition, we think their strong operating earnings growth will help offset headwinds from a rising interest rate environment.

Market outlook

We believe favorable economic and capital market conditions are supporting the real estate sector. In our view, the global economic landscape remains in a low-growth mode, with some developed markets getting stronger and emerging markets slowing. We think lower oil prices are very supportive for the majority of the world’s consumers. Central banks appear accommodative and interest rate and inflation expectations are low and stable. We think interest rates could increase somewhat later in the year as regional economies improve.

Real estate fundamentals remain generally positive, with moderate economic growth driving healthy incremental demand in many markets and producing growth in market rents and occupancies. New supply appears under control in most markets, and the better real estate companies, in our estimation, are finding external growth opportunities. The acquisition environment remains difficult due to intense competition for quality assets. Property values have recovered since the global financial crisis and in many markets are at or above pre-recession levels; capitalization rates continue to compress for prime properties.

We believe improving real estate fundamentals will lead to solid mid- to high-single-digit earnings and dividend growth for global real estate companies over the next several years.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

Because the Fund invests more than 25% of its total assets in the real estate industry, it may be more susceptible to a single economic, regulatory, or technical occurrence than a fund that does not concentrate its investments in this industry.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers, and a decline in value of those investments would cause the Fund’s overall value to decline greater than that of a more diversified portfolio. These and other risks are more fully described in the Fund’s prospectus.

There is no guarantee that the Ivy Global Risk-Managed Real Estate Fund will not decline in value in comparison with funds that do not use a risk-managed approach.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Global Risk-Managed Real Estate Fund’s performance.

50	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Global Risk-Managed Real Estate Fund ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	98.8%
Financials	98.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.2%

Lipper Rankings

Category: Lipper Global Real Estate Funds	Rank	Percentile
1 Year	19/139	14

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	55.6%
United States	51.6%
Canada	4.0%
Pacific Basin	21.8%
Japan	9.2%
Australia	7.2%
Other Pacific Basin	5.4%
Europe	18.9%
United Kingdom	8.1%
Germany	4.2%
Other Europe	6.6%
Bahamas/Caribbean	2.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.2%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Simon Property Group, Inc.	United States	Financials	Retail REITs
Equity Residential	United States	Financials	Residential REITs
Public Storage, Inc.	United States	Financials	Specialized REITs
AvalonBay Communities, Inc.	United States	Financials	Residential REITs
Federal Realty Investment Trust	United States	Financials	Retail REITs
Land Securities Group plc	United Kingdom	Financials	Diversified REITs
Boston Properties, Inc.	United States	Financials	Office REITs
Scentre Group	Australia	Financials	Retail REITs
Ventas, Inc.	United States	Financials	Specialized REITs
Hongkong Land Holdings Ltd.	Bermuda	Financials	Real Estate Development

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	51

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Global Risk-Managed Real Estate Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class R	Class Y
1-year period ended 3-31-15	10.09%	11.74%	15.72%	16.79%	16.15%	16.87%
5-year period ended 3-31-15	—	—	—	—	—	—
10-year period ended 3-31-15	—	—	—	—	—	—
Since inception of Class through 3-31-15(5)	4.39%	5.13%	6.55%	7.49%	6.85%	7.59%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-1-13 for Class A shares, 4-1-13 for Class B shares, 4-1-13 for Class C shares, 4-1-13 for Class I shares, 4-1-13 for Class R shares and 4-1-13 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

52	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Global Risk-Managed Real Estate Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares		Value
Australia

Financials – 7.2%
DEXUS Property Group	179		$1,033
Investa Office Fund	116		344
Scentre Group	659		1,877
Westfield Corp.	181		1,318

			4,572

Total Australia – 7.2%			$4,572
Bermuda

Financials – 2.5%
Hongkong Land Holdings Ltd.	212		1,597

Total Bermuda – 2.5%			$1,597
Canada

Financials – 4.0%
Allied Properties	11		352
Boardwalk	2		111
Calloway	25		579
Canadian Apartments Properties	17		642
RioCan	38		878

			2,562

Total Canada – 4.0%			$2,562
France

Financials – 3.1%
Gecina	8		1,123
Unibail-Rodamco	3		842

			1,965

Total France – 3.1%			$1,965
Germany

Financials – 4.2%
alstria office AG	75		1,051
Deutsche EuroShop AG	14		686
LEG Immobilien AG	11		900

			2,637

Total Germany – 4.2%			$2,637
Hong Kong

Financials – 3.3%
Link (The)	132		811
Swire Properties Ltd.	403		1,311

			2,122

Total Hong Kong – 3.3%			$2,122
Japan

Financials – 9.2%
Daiwa Office Investment Corp.	—	*	632
Hulic, Inc.	—	*	466
Kenedix Office Investment Corp.	—	*	1,267
Kenedix Retail REIT Corp.	—	*	146

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Nippon Building Fund, Inc.	—	*	$1,442
Nippon Prologis, Inc.	—	*	642
ORIX JREIT, Inc.	1		1,266

			5,861

Total Japan – 9.2%			$5,861
Jersey

Financials – 1.0%
Atrium European Real Estate Ltd.	136		634

Total Jersey – 1.0%			$634
Netherlands

Financials – 1.0%
Vastned Retail N.V.	13		620

Total Netherlands – 1.0%			$620
Singapore

Financials – 2.1%
CapitaCommercial Trust	335		430
CapitaMall Trust	362		580
Mapletree Commercial Trust	226		264
Suntec	61		82

			1,356

Total Singapore – 2.1%			$1,356
Switzerland

Financials – 1.5%
PSP Swiss Property Ltd., Registered Shares	10		933

Total Switzerland – 1.5%			$933
United Kingdom

Financials – 8.1%
Derwent London plc	15		764
Hammerson plc	76		749
Hansteen Holdings plc	290		526
Land Securities Group plc	111		2,061
Shaftesbury plc	82		1,013

			5,113

Total United Kingdom – 8.1%			$5,113
United States

Financials – 51.6%
Acadia Realty Trust	8		263
Alexandria Real Estate Equities, Inc.	5		453
American Campus Communities, Inc.	18		789
Associated Estates Realty Corp.	3		85
AvalonBay Communities, Inc.	14		2,455

COMMON STOCKS (Continued)	Shares	Value
Financials (Continued)
BioMed Realty Trust, Inc.	24	$545
Boston Properties, Inc.	14	1,913
Camden Property Trust	20	1,547
Corporate Office Properties Trust	14	412
Douglas Emmett, Inc.	9	270
EastGroup Properties, Inc.	8	500
Equity One, Inc.	15	399
Equity Residential	35	2,748
Federal Realty Investment Trust	14	2,121
HCP, Inc.	15	638
Health Care, Inc.	6	437
Healthcare Realty Trust, Inc.	12	337
Hudson Pacific Properties, Inc.	13	431
Macerich Co. (The)	8	704
New York, Inc.	32	334
Paramount Group, Inc.	29	554
ProLogis	21	904
Public Storage, Inc.	13	2,517
Ramco-Gershenson Properties Trust	17	308
Retail Properties of America, Inc.	26	425
Senior Housing Properties Trust	18	406
Simon Property Group, Inc.	26	5,032
Taubman Centers, Inc.	20	1,543
Terreno Realty Corp.	7	159
Ventas, Inc.	24	1,758
Vornado Realty Trust	12	1,376
Washington	16	452

		32,815

Total United States – 51.6%		$32,815

TOTAL COMMON STOCKS – 98.8%		$62,787
(Cost: $56,870)

SHORT-TERM SECURITIES	Principal
Master Note – 0.6%
Toyota Motor Credit Corp.
0.130%, 4–1–15 (A)	$389	389

TOTAL SHORT-TERM SECURITIES – 0.6%		$389
(Cost: $389)

TOTAL INVESTMENT SECURITIES – 99.4%		$63,176
(Cost: $57,259)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%		374

NET ASSETS – 100.0%		$63,550

2015	ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS

Ivy Global Risk-Managed Real Estate Fund (in thousands)	MARCH 31, 2015

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$62,787	$—	$—
Short-Term Securities	—	389	—
Total	$62,787	$389	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The	following acronym is used throughout this schedule:

REIT	= Real Estate Investment Trusts

Market Sector Diversification
(as a % of net assets)
Financials	98.8%
Other+	1.2%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

54	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Real Estate Securities Fund	(UNAUDITED)

Matthew K.
Richmond

Lowell R. Bolken

Ivy Real Estate Securities Fund is subadvised by Advantus Capital Management, Inc. Below, Matthew K. Richmond and Lowell R. Bolken, CFA, portfolio managers of Ivy Real Estate Securities Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Richmond has managed the Fund since 2014 and has 20 years of industry experience. Mr. Bolken has managed the Fund since 2005 and has 25 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Real Estate Securities Fund (Class A shares at net asset value)	25.19%
Ivy Real Estate Securities Fund (Class A shares including sales charges)	17.97%
Benchmark(s) and/or Lipper Category
Wilshire U.S. Real Estate Securities Index	25.24%
(generally reflects the performance of securities representing the commercial real estate market)
Lipper Real Estate Funds Universe Average	22.21%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Trio of factors provide support

A trio of key factors — improving U.S. economic growth, strengthening labor markets and low interest rates — created a supportive scenario for commercial real estate during the fiscal year. Rapidly improving consumer sentiment as the year progressed added another positive element to the mix.

Overall, the commercial real estate market was quite healthy as the fiscal year came to a close, with occupancies and rental rates across all major property types showing continued improvement. There was limited new construction activity taking place during the fiscal year, which we believe set the table for a potentially longer-than-average fundamental recovery.

The sector also was buoyed by strong capital flows from foreign institutional investors looking for relatively “safe haven” investments in a stable and growing economy.

A year of positive returns

Real estate stocks overall delivered strong positive performance in the year. The Fund also had a large positive return for the year, nearly matching its benchmark index and outperforming its peer group average. The Fund benefitted from an overweight in large and mid-cap real estate investment trusts (REITs), which outperformed smaller-sized companies. The Fund emphasized companies with below-average debt levels and these companies also outperformed the index. Geographically, holdings were focused in companies with a bias toward major urban, coastal and sunbelt markets. Favorable stock selection within owners of regional malls, offices, self-storage facilities, and apartments contributed significantly to relative performance. Modest detractors from performance included a decision to overweight owners of warehouse facilities, most of which underperformed because of investor nervousness about potential excess new construction; and an underweight to data centers, whose stock prices rebounded during the year from dismal performance in 2013.

The Fund was positioned to potentially benefit from an environment characterized by accelerating growth in U.S. gross domestic product and employment, stable to modestly rising interest rates and healthy overall U.S. capital markets. With the exception of rising interest rates, all of these conditions were realized during the year and positively impacted the Fund’s holdings.

A common theme among individual holdings within the Fund were companies we believe own well-located, high-quality properties; feature stable balance sheets; are exhibiting improving property fundamentals; and have above-average cash-flow growth prospects. From a property-type perspective, the Fund focused on owners of Class A regional malls, neighborhood and community shopping centers, urban-centric office buildings, apartments and self-storage facilities.

Outlook for year ahead

Many of the same themes that influenced 2014 returns have carried over into 2015, and could provide continued tailwinds for real estate stocks. We think the commercial real estate market is quite healthy, with occupancies and rental rates across all major property types showing steady improvement. Several property sectors are at or near record-high occupancy. There also is limited new construction taking place, which we believe sets the stage for a potentially longer — and hopefully stronger — than average recovery cycle. Overall, there is little today that concerns us regarding operating fundamentals within commercial real estate. If current conditions persist, we believe 2015 cash flow growth from REITs can average 8-10% and may lead to another year of above-average dividend increases.

2015	ANNUAL REPORT	55

MANAGEMENT DISCUSSION

Ivy Real Estate Securities Fund	(UNAUDITED)

While investors were confronted late in the fiscal year with a series of mixed economic data, one consistent theme has been the strengthening U.S. labor market. Although wages have yet to show material improvement, the economy is creating additional jobs across a wide section of industries. We think this is an encouraging signal for continued real estate space demand. We believe strengthening demand is likely to result in higher occupancies and rental rates across the commercial property sector. Most notably, we think companies that own shorter lease duration assets such as hotels, apartments, industrial and self-storage facilities will be able to more quickly reset rental rates to current market levels than owners of other property types. We also believe that an improving labor market may provide support for consumer spending patterns and result in higher occupancies at community shopping centers.

We continue to see investors who are seeking yield put a focus on commercial real estate assets in the private marketplace, with several recent large transactions suggesting that certain public REITs are trading below the private market value of their assets. In our view, this notion was reinforced late in 2014 by one of the world’s largest investors announcing the sale of its warehouse portfolio to a private buyer, rather than executing an initial public offering. We think this theme is likely to be magnified through public-to-private buyout activity, as well as public-to-public mergers throughout 2015. This type of activity is already being promoted by an outspoken group of small, yet prominent, activist shareholders. A very public struggle recently emerged between two of the nation’s largest regional mall owners. While the suitor failed to gain control of the targeted company, we do think other mergers will be completed this year.

“Fed Drama” has become the latest catchphrase, as seemingly the entire investment world was fixated during the year on U.S. Federal Reserve (Fed) Chair Janet Yellen’s interpretation of the word “patient,” which the Fed had used in the past to describe its approach to deciding when to increase interest rates. In our view, how aggressively the Fed exits its accommodative monetary policy will have broad implications on all capital markets, including real estate. Upward volatility in the 10-year U.S. Treasury yield represents a risk to the sector. Recently, REIT share prices have shown a higher correlation with 10-year Treasury yield movements than had previously been the case. While many investors have extrapolated this near-term relationship as the norm, in our opinion, the two have shown a modest correlation at best, based on a review of data going back to 1997. In today’s ultra-low-rate environment, many investment alternatives (not just REITs) have become more highly correlated to interest rate movements. Thus, as we look toward the Fed’s eventual actions to raise interest rates, we think it will be important to consider the influence any policy shift has on longer-dated Treasury yields. We continue to believe that the long end of the curve will remain near currently low levels for an extended period.

While mindful of these conditions, we believe that over time, REIT returns will be influenced primarily by underlying economic and real estate operating conditions rather than by prevailing interest rate levels or movements. We believe those underlying conditions point toward a continued favorable environment for real estate stocks.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest-rate risk and, as such, the Fund’s net asset value may fall as interest rates rise.

Because the Fund invests more than 25% of its total assets in the real estate industry, it may be more susceptible to a single economic, regulatory, or technical occurrence than a fund that does not concentrate its investments in this industry. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Real Estate Securities Fund’s performance.

56	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Real Estate Securities Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	99.1%
Financials	97.8%
Consumer Discretionary	1.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.9%

Lipper Rankings

Category: Lipper Real Estate Funds	Rank	Percentile
1 Year	46/255	18
3 Year	86/217	40
5 Year	122/172	71
10 Year	99/128	77

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Simon Property Group, Inc.	Financials	Retail REITs
Boston Properties, Inc.	Financials	Office REITs
Equity Residential	Financials	Residential REITs
AvalonBay Communities, Inc.	Financials	Residential REITs
Health Care, Inc.	Financials	Health Care REITs
Ventas, Inc.	Financials	Specialized REITs
Vornado Realty Trust	Financials	Office REITs
Essex Property Trust, Inc.	Financials	Residential REITs
Public Storage, Inc.	Financials	Specialized REITs
General Growth Properties, Inc.	Financials	Retail REITs

See your advisor or www.ivyfunds.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	57

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Real Estate Securities Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	17.97%	19.95%	24.27%	17.68%	25.74%	24.92%	—	25.41%
5-year period ended 3-31-15	13.18%	13.15%	13.67%	13.12%	15.15%	14.46%	—	14.87%
10-year period ended 3-31-15	7.45%	7.08%	7.23%	—	—	—	—	8.48%
Since inception of Class through 3-31-15(5)	—	—	—	3.14%	4.68%	6.82%	17.66%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-29-05 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

58	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Real Estate Securities Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Hotels, Resorts & Cruise Lines – 1.3%
Hilton Worldwide Holdings, Inc. (A)	346	$10,257

Total Consumer Discretionary – 1.3%		10,257
Financials

Diversified REITs – 0.7%
Cousins Properties, Inc.	525	5,569

Health Care REITs – 5.0%
Health Care, Inc.	430	33,265
Healthcare Trust of America, Inc., Class A	207	5,772

		39,037

Industrial REITs – 4.7%
DCT Industrial Trust, Inc.	216	7,481
EastGroup Properties, Inc.	96	5,761
ProLogis	521	22,714

		35,956

Office REITs – 21.6%
Alexandria Real Estate Equities, Inc.	263	25,755
Boston Properties, Inc.	313	43,999
Duke Realty Corp.	940	20,455
Hudson Pacific Properties, Inc.	244	8,108
Kilroy Realty Corp.	132	10,044
Paramount Group, Inc.	284	5,487
SL Green Realty Corp.	165	21,123
Vornado Realty Trust	285	31,932

		166,903

Residential REITs – 20.7%
American Campus Communities, Inc.	220	9,431

COMMON STOCKS (Continued)	Shares	Value
Residential REITs (Continued)
Apartment Investment and Management Co., Class A	99	$3,893
AvalonBay Communities, Inc.	214	37,296
Camden Property Trust	222	17,353
Equity Residential	512	39,847
Essex Property Trust, Inc.	135	31,054
Mid-America Apartment Communities, Inc.	42	3,254
UDR, Inc.	535	18,190

		160,318

Retail REITs – 27.4%
Acadia Realty Trust	320	11,165
Brixmor Property Group, Inc.	274	7,283
DDR Corp.	684	12,728
Federal Realty Investment Trust	145	21,374
General Growth Properties, Inc.	874	25,831
Kimco Realty Corp.	581	15,609
Kite Realty Group Trust	530	14,933
Macerich Co. (The)	99	8,332
Regency Centers Corp.	164	11,186
Simon Property Group, Inc.	408	79,914
Urban Edge Properties	141	3,340

		211,695

Specialized REITs – 17.7%
CubeSmart	274	6,613
Extra Space Storage, Inc.	302	20,420
Host Hotels & Resorts, Inc.	225	4,542
LaSalle Hotel Properties	251	9,751
Pebblebrook Hotel Trust	320	14,888

COMMON STOCKS (Continued)	Shares	Value
Specialized REITs (Continued)
Public Storage, Inc.	152	$29,926
RLJ Lodging Trust	80	2,492
Strategic Hotels & Resorts, Inc. (A)	784	9,745
Sunstone Hotel Investors, Inc.	301	5,018
Ventas, Inc.	454	33,153

		136,548

Total Financials – 97.8%		756,026

TOTAL COMMON STOCKS – 99.1%		$766,283
(Cost: $523,834)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 0.4%
Kroger Co. (The), 0.280%, 4–1–15	$3,935	3,935

Master Note – 0.2%
Toyota Motor Credit Corp., 0.130%, 4–1–15 (C)	1,187	1,187

TOTAL SHORT-TERM SECURITIES – 0.6%		$5,122
(Cost: $5,122)

TOTAL INVESTMENT SECURITIES – 99.7%		$771,405
(Cost: $528,956)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		1,969

NET ASSETS – 100.0%		$773,374

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at March 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$766,283	$—	$—
Short-Term Securities	—	5,122	—
Total	$766,283	$5,122	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	59

MANAGEMENT DISCUSSION

Ivy Science and Technology Fund	(UNAUDITED)

Zachary H. Shafran

Below, Zachary H. Shafran, portfolio manager of Ivy Science and Technology Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. He has managed the Fund since February 2001 and has 26 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Science and Technology Fund (Class A shares at net asset value)	8.48%
Ivy Science and Technology Fund (Class A shares including sales load)	2.23%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	14.81%
(generally reflects the performance of U.S. science and technology stocks)
Lipper Science & Technology Funds Universe Average	13.71%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Uncertainty continues with slow-to-moderate global growth

Equity and fixed-income markets were volatile in the fiscal year ended March 31, 2015. After a slower-than-expected start to 2014 — often blamed on poor winter weather — the U.S. economy rebounded in the second quarter. The U.S. continued to demonstrate stable growth, albeit at low levels, through the fiscal year-end. The U.S. Federal Reserve (Fed) exited quantitative easing and looks to be raising rates at some point this year. On the international front, economic growth remained sluggish despite a continued policy of central bank easing. That said, shortly after the start of 2015, international markets reacted positively as the European Central Bank (ECB) announced additional easing efforts — unveiling details of a trillion-euro bond purchases program — to begin in March.

The decline in energy prices that started mid-year 2014 gathered steam as robust North American production, in addition to the recovery of oil supplies in OPEC nations (Libya and Iraq), has overwhelmed tepid global demand for the commodity. The continued downgrading of demand growth through the year, along with OPEC’s unwillingness to support price levels by curtailing output, led to the rapid decline in price levels.

On the year, information technology stocks performed well, with the Fund’s benchmark index advancing approximately 15%. Key contributors included electronic components, technology hardware storage and peripherals as well as data processing and outsourced services. We believe strong balance sheet strength (large cash balances and relatively low debt levels), increases in dividend payments and strong management were key in providing stability and growth to the sector. On the health care front, political discussions and rising costs pose as a headwind for some companies in the health care sector. While challenges remain, we believe there are many investment opportunities in those companies that are able to provide innovative solutions or services to the end user.

A volatile year

The Fund posted solid absolute gains, but underperformed its benchmark and its peer-group average during the period. Poor stock selection in information technology was the main detractor to relative performance, though sector allocation also contributed to the relative decline. In terms of specific holdings, a position in Cree Inc. was the greatest detractor to performance for the year, followed by holding Acxiom Corp. Continuing the trend through most of 2014, larger legacy technology companies performed well over the course of the year and were a detriment to relative performance as those types of companies are typically not held by the Fund.

On the positive side, the Fund’s “applied science and technology” investment approach benefitted performance. The Fund’s allocation to health care, a sector not included in the Fund’s benchmark index, was a top contributor to performance, and we believe this is one of the sectors with the greatest opportunity for innovation and growth going forward. As such, we expect to maintain the Fund’s approximate 15% to 20% exposure to the sector going forward. Health care holding Vertex Pharmaceuticals enjoyed substantial stock appreciation emanating from positive results from a late-stage cystic fibrosis treatment shown to significantly improve patient lung function. As a result, it was the greatest contributor to Fund performance for the period. The stock was up more than 65%.

Additionally, biotech company Isis Pharmaceuticals was a top contributor to the Fund’s performance. The stock has been in the Fund since 2008, yet we think the prospects for the company continue to be bright. The company maintains a broad pipeline of drugs to treat a wide variety of diseases, and in our view, the company’s patents provide strong and extensive protection for its innovative drugs and technology. When a company is able to create novel, new therapies with significant positive outcomes, we believe people will pay for them.

Semiconductor manufacturer Micron Technology, Inc., the Fund’s largest holding, was a top contributor to performance for the year, and is another example of our longer-term investment philosophy for the Fund. The company designs and builds advanced memory and semiconductor technologies. We think Micron Technology is an example of one of several of the Fund’s long-term investments that began to pay off during the year.

60	ANNUAL REPORT	2015

Fund positioning

While we recognize the challenges of the world economic backdrop, we are excited about the innovation and growth that is taking place within certain companies. We believe many of the stocks in the information technology space remain relatively inexpensive and are well-positioned going forward. As confidence is restored, we believe there should be an increase in capital expenditure in various markets around the world as companies become more comfortable with the high cost transitions related to changes in internal infrastructure. The Fund had about 68% of its equity exposure in the information technology sector as of March 31, 2015.

Our exposure to health care names over the year remained relatively stable, and as of the fiscal year-end, about 19% of the Fund’s equity holdings were in the health care sector. We believe managed care companies will benefit from the implementation of government initiatives. Also, in developing markets, as the standard of living increases, we believe the demand for quality health care increases as well. In our view, medical technology, biotechnology, medical records and pharmaceuticals are among the greatest innovators and early adopters of new science and technology, so we are paying particularly close attention to companies in those areas as well. We also are looking more closely at companies that may benefit from a low interest rate environment.

The “applied science and technology” holdings span several industries and sectors and make up the remainder of the Fund’s equity composition, totaling approximately 13%. The Fund’s cash position as of March 31, 2015 was about 6.5%. Our current cash allocation is in line with the Fund’s historic average allocation. We almost always have some cash on hand in an effort to take advantage of opportunities that may present themselves or to use as a defensive measure to protect the Fund in adverse market conditions.

Seeking opportunities as global growth resumes

We believe global economic growth is fragile and is being buoyed by an extremely aggressive global monetary policy. From a central bank standpoint, Japan, Europe, Switzerland and China set a very dovish tone during the latter half of 2014. For example, Japan, which began the fourth quarter of 2014 with the most aggressive quantitative easing, increased its commitment to buy assets by 60%. In addition, early in 2015 the ECB unveiled details of a trillion-euro bond purchase program. It seems that only the Fed has moved in a direction of tighter policy. All in all, we think eventual improvement in economic growth will lead to tighter monetary and, to a lesser extent, fiscal policy across the globe. Despite fiscal concerns and other geopolitical risks, we are generally positive about the path of economic growth for the upcoming fiscal year. In mixed economic environments, we believe there are many potential investment opportunities — especially in scarce resources, data, mobility and health care — around the world. As we look at the securities of such companies, we are attracted by what we believe are good growth prospects and sound capital structures. We believe there will be a modest improvement in capital spending trends, and we are looking for an increase in mergers-and-acquisition activity as well. As always, we will carefully monitor the macroeconomic environment, but our focus remains primarily on security-specific fundamental research. Going forward, we believe this attention to bottom-up research, coupled with the innovation and transformation under way across the globe, will continue to provide investment opportunities for the Fund.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Science and Technology Fund.

2015	ANNUAL REPORT	61

PORTFOLIO HIGHLIGHTS

Ivy Science and Technology Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	93.4%
Information Technology	63.2%
Health Care	17.7%
Industrials	4.9%
Consumer Discretionary	3.5%
Telecommunication Services	2.1%
Utilities	0.8%
Financials	0.7%
Materials	0.5%
Warrants	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.6%

Lipper Rankings

Category: Lipper Science & Technology Funds	Rank	Percentile
1 Year	127/158	80
3 Year	7/150	5
5 Year	13/140	10
10 Year	5/110	5

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	74.8%
United States	74.8%
Europe	8.9%
Pacific Basin	5.0%
Other	3.6%
Israel	3.6%
Bahamas/Caribbean	1.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.6%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Micron Technology, Inc.	United States	Information Technology	Semiconductors
Alliance Data Systems Corp.	United States	Information Technology	Data Processing & Outsourced Services
Vertex Pharmaceuticals, Inc.	United States	Health Care	Biotechnology
iGATE Corp.	United States	Information Technology	IT Consulting & Other Services
Euronet Worldwide, Inc.	United States	Information Technology	Data Processing & Outsourced Services
Aspen Technology, Inc.	United States	Information Technology	Application Software
Isis Pharmaceuticals, Inc.	United States	Health Care	Biotechnology
NXP Semiconductors N.V.	Netherlands	Information Technology	Semiconductors
Cerner Corp.	United States	Health Care	Health Care Technology
ACI Worldwide, Inc.	United States	Information Technology	Application Software

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

62	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Science and Technology Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	2.23%	3.67%	7.73%	2.06%	8.79%	8.15%	—	8.53%
5-year period ended 3-31-15	15.65%	15.97%	16.19%	15.57%	17.40%	16.71%	—	17.11%
10-year period ended 3-31-15	12.99%	12.78%	12.79%	—	—	—	—	13.77%
Since inception of Class through 3-31-15(5)	—	—	—	11.98%	13.61%	12.27%	8.25%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-29-05 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS

Ivy Science and Technology Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Consumer Electronics – 3.5%
Garmin Ltd.	1,511	$71,793
Harman International Industries, Inc.	1,125	150,307

		222,100

Total Consumer Discretionary – 3.5%		222,100
Financials

Office REITs – 0.7%
QTS Realty Trust, Inc., Class A	1,214	44,205

Total Financials – 0.7%		44,205
Health Care

Biotechnology – 7.9%
Evogene Ltd. (A)(B)	1,695	14,950
FibroGen, Inc. (A)	771	24,210
Isis Pharmaceuticals, Inc. (A)	3,091	196,797
Spark Therapeutics, Inc. (A)	119	9,216
Vertex Pharmaceuticals, Inc. (A)	2,153	254,001

		499,174

Health Care Equipment – 0.8%
Avinger, Inc. (A)(B)	1,361	15,092
Cardiovascular Systems, Inc. (A)	865	33,767

		48,859

Health Care Facilities – 2.4%
Tenet Healthcare Corp. (A)	3,004	148,713

Health Care Technology – 3.1%
Cerner Corp. (A)	2,398	175,648
Inovalon Holdings, Inc., Class A (A)	780	23,557

		199,205

Life Sciences Tools & Services – 1.0%
PRA Health Sciences, Inc. (A)	2,266	65,355

Pharmaceuticals – 2.5%
Teva Pharmaceutical Industries Ltd. ADR	2,510	156,361

Total Health Care – 17.7%		1,117,667
Industrials

Building Products – 0.8%
Advanced Drainage Systems, Inc.	1,682	50,362

Construction & Engineering – 2.2%
Abengoa S.A., Class B (C)	13,524	49,152

COMMON STOCKS (Continued)	Shares	Value
Construction & Engineering (Continued)
Abengoa S.A., Class B ADR	4,996	$90,532

		139,684

Industrial Machinery – 1.9%
Pentair, Inc.	1,875	117,887

Total Industrials – 4.9%		307,933
Information Technology

Application Software – 7.9%
ACI Worldwide, Inc. (A)(B)	8,022	173,749
Aspen Technology, Inc. (A)(B)	5,185	199,563
Globant S.A. (A)	1,073	22,601
Mobileye N.V. (A)	1,393	58,555
Silver Spring Networks, Inc. (A)(B)	4,810	42,999

		497,467

Communications Equipment – 0.8%
Ruckus Wireless, Inc. (A)	3,992	51,380

Data Processing & Outsourced Services – 13.0%
Alliance Data Systems Corp. (A)	1,156	342,554
Euronet Worldwide, Inc. (A)(B)	3,845	225,881
EVERTEC, Inc.	2,519	55,057
QIWI plc ADR	2,125	51,040
WNS (Holdings) Ltd. ADR (A)(B)	5,981	145,463

		819,995

Electronic Components – 1.6%
Universal Display Corp. (A)	2,176	101,709

Electronic Equipment & Instruments – 0.8%
FLIR Systems, Inc.	1,712	53,554

Internet Software & Services – 8.2%
21Vianet Group, Inc. ADR (A)	1,677	29,614
Alibaba Group Holding Ltd. ADR (A)	691	57,544
Baidu.com, Inc. ADR (A)	149	31,114
Facebook, Inc., Class A (A)	1,636	134,487
Google, Inc., Class A (A)	138	76,327
Google, Inc., Class C (A)	162	88,502
Twitter, Inc. (A)	1,982	99,234

		516,822

IT Consulting & Other Services – 6.5%
Acxiom Corp. (A)(B)	6,256	115,680
EPAM Systems, Inc. (A)	909	55,703
iGATE Corp. (A)(B)	5,590	238,482
Virtusa Corp. (A)	93	3,865

		413,730

COMMON STOCKS (Continued)	Shares	Value
Semiconductor Equipment – 0.9%
Nanometrics, Inc. (A)(B)	1,438	$24,195
Photronics, Inc. (A)(B)	3,717	31,592

		55,787

Semiconductors – 21.3%
Broadcom Corp., Class A	745	32,259
Cree, Inc. (A)	2,580	91,570
Cypress Semiconductor Corp.	6,249	88,176
Dialog Semiconductor plc (A)(C)	1,409	63,734
Intel Corp.	1,707	53,362
Marvell Technology Group Ltd.	4,890	71,886
Micron Technology, Inc. (A)	15,982	433,597
Microsemi Corp. (A)	4,071	144,114
NXP Semiconductors N.V. (A)	1,899	190,604
Rambus, Inc. (A)(B)	6,607	83,078
Semtech Corp. (A)(B)	3,400	90,584

		1,342,964

Systems Software – 2.2%
Microsoft Corp.	3,417	138,930

Total Information Technology – 63.2%		3,992,338
Materials

Commodity Chemicals – 0.3%
BioAmber, Inc. (A)(B)	2,558	22,276

Fertilizers & Agricultural Chemicals – 0.2%
Marrone Bio Innovations, Inc. (A)(B)	2,608	10,092

Total Materials – 0.5%		32,368
Telecommunication Services

Alternative Carriers – 1.0%
Zayo Group Holdings, Inc. (A)	2,279	63,723

Integrated Telecommunication Services – 1.1%
China Unicom Ltd. (C)	32,182	48,983
Windstream Corp.	2,950	21,832

		70,815

Total Telecommunication Services – 2.1%		134,538
Utilities

Renewable Electricity – 0.8%
Abengoa Yield plc	1,450	48,991

Total Utilities – 0.8%		48,991

TOTAL COMMON STOCKS – 93.4%		$5,900,140
(Cost: $3,969,985)

64	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Science and Technology Fund (in thousands)	MARCH 31, 2015

WARRANTS	Shares	Value
Commodity Chemicals – 0.0%
BioAmber, Inc. (B)(D)	1,276	$2,029

TOTAL WARRANTS – 0.0%		$2,029
(Cost: $447)

SHORT-TERM SECURITIES	Principal
Commercial Paper (E) – 6.7%
Air Products and Chemicals, Inc.,
0.170%, 4–8–15	$7,000	7,000
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB),
0.110%, 5–7–15	17,815	17,813
Becton Dickinson & Co.:
0.430%, 4–2–15	13,592	13,592
0.440%, 4–7–15	15,000	14,999
Bemis Co., Inc.:
0.460%, 4–8–15	15,000	14,998
0.510%, 4–22–15	5,500	5,498
Campbell Soup Co.,
0.440%, 4–1–15	11,900	11,900
CVS Caremark Corp.,
0.470%, 4–27–15	10,000	9,996
Danaher Corp.,
0.080%, 4–10–15	5,000	5,000
Diageo Capital plc (GTD by Diageo plc),
0.470%, 4–6–15	6,400	6,399
Ecolab, Inc.:
0.460%, 4–8–15	9,000	8,999
0.480%, 4–9–15	5,000	4,999
0.530%, 4–20–15	12,000	11,996
General Mills, Inc.:
0.450%, 4–13–15	5,000	4,999
0.460%, 4–15–15	13,000	12,998
J.M. Smucker Co. (The),
0.280%, 4–1–15	3,476	3,476
Kellogg Co.:
0.430%, 4–1–15	4,000	4,000
0.470%, 4–7–15	3,408	3,408
0.520%, 4–22–15	10,000	9,997
Kroger Co. (The),
0.500%, 4–6–15	5,000	5,000

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (E) (Continued)
National Oilwell Varco, Inc.:
0.150%, 4–8–15	$17,000	$16,999
0.130%, 4–15–15	20,000	19,999
NBCUniversal Enterprise, Inc.:
0.420%, 4–1–15	10,000	10,000
0.500%, 4–9–15	15,000	14,998
Northern Illinois Gas Co.:
0.370%, 4–6–15	16,000	15,999
0.370%, 4–8–15	15,000	14,999
Novartis Finance Corp. (GTD by Novartis AG):
0.110%, 4–6–15	10,000	10,000
0.100%, 4–9–15	10,000	10,000
PacifiCorp:
0.460%, 4–9–15	12,500	12,498
0.550%, 4–10–15	7,000	6,999
Sherwin-Williams Co. (The):
0.360%, 4–8–15	22,000	21,999
0.300%, 4–27–15	10,000	9,998
St. Jude Medical, Inc.:
0.320%, 4–2–15	4,000	4,000
0.330%, 4–7–15	10,000	10,000
0.260%, 5–1–15	10,000	9,998
Virginia Electric and Power Co.,
0.500%, 4–22–15	5,000	4,998
Walgreens Boots Alliance, Inc.:
0.480%, 4–8–15	10,000	9,999
0.550%, 4–17–15	10,000	9,997
Wisconsin Gas LLC:
0.130%, 4–8–15	20,000	19,999
0.170%, 4–9–15	10,000	10,000

		420,546

Municipal Obligations – 0.2%
Castle Rock, CO, Cert of Part, Ser 2008 (GTD by Wells Fargo Bank N.A.),
0.040%, 4–7–15 (F)	4,000	4,000

SHORT–TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
City of Whittier, Hlth Fac Rev Bonds (Presbyterian Intercmnty Hosp), Ser 2009 (GTD by U.S. Bank N.A.),
0.010%, 4–7–15 (F)	$1,000	$1,000
Fremont (Alameda Cnty, CA), Fremont Public Fin Auth (GTD by U.S. Bank N.A.),
0.010%, 4–7–15 (F)	4,900	4,900
MS Business Fin Corp., Gulf Opp Zone Indl Dev Var Rev Bonds (Chevron USA, Inc. Proj), Ser E (GTD by Chevron Corp.),
0.030%, 4–1–15 (F)	1,794	1,794
NY Hsng Fin Agy, Clinton Park Phase II Hsng Rev Bonds, Ser 2011 A-1 (GTD by Wells Fargo Bank N.A.),
0.020%, 4–7–15 (F)	916	916

		12,610

TOTAL SHORT-TERM SECURITIES – 6.9%		$433,156
(Cost: $433,160)

TOTAL INVESTMENT SECURITIES – 100.3%		$6,335,325
(Cost: $4,403,592)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3)%		(20,127)

NET ASSETS – 100.0%		$6,315,198

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(C)	Listed on an exchange outside the United States.

(D)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(E)	Rate shown is the yield to maturity at March 31, 2015.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

2015	ANNUAL REPORT	65

SCHEDULE OF INVESTMENTS

Ivy Science and Technology Fund (in thousands)	MARCH 31, 2015

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$5,900,140	$—	$—
Warrants	2,029	—	—
Short-Term Securities	—	433,156	—
Total	$5,902,169	$433,156	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

REIT = Real Estate Investment Trust

Country Diversification
(as a % of net assets)
United States	74.8%
Israel	3.6%
Netherlands	3.0%
China	2.7%
India	2.3%

Spain	2.2%
United Kingdom	1.9%
Bermuda	1.1%
Germany	1.0%
Other Countries	0.8%
Other+	6.6%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

66	ANNUAL REPORT	2015

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds	AS OF MARCH 31, 2015

(In thousands, except per share amounts)	Ivy Asset Strategy Fund(1)	Ivy Balanced Fund	Ivy Energy Fund	Ivy Global Natural Resources Fund		Ivy Global Real Estate Fund		Ivy Global Risk-Managed Real Estate Fund		Ivy Real Estate Securities Fund
ASSETS
Investments in unaffiliated securities at value+	$22,159,262	$2,538,573	$433,608	$1,129,789		$33,857		$63,176		$771,405
Investments in affiliated securities at value+	1,370,477	—	—	—		—		—		—
Bullion at value+	1,691,719	—	—	—		—		—		—
Investments at Value	25,221,458	2,538,573	433,608	1,129,789		33,857		63,176		771,405
Cash	5,334	1	1	—	*	1		2		1
Cash denominated in foreign currencies at value+	13	—	—	—		229		291		—
Investment securities sold receivable	558	—	—	119		538		200		2,512
Dividends and interest receivable	54,862	7,200	176	2,341		116		191		2,227
Capital shares sold receivable	25,685	9,215	3,628	1,229		72		170		2,074
Receivable from affiliates	125	—	—	25		85		43		2
Unrealized appreciation on forward foreign currency contracts	—	—	—	1,283		—		—		—
Variation margin receivable	10,247	—	—	—		—		—		—
Prepaid and other assets	373	109	85	66		46		48		67
Total Assets	25,318,655	2,555,098	437,498	1,134,852		34,944		64,121		778,288

LIABILITIES
Investment securities purchased payable	578	19,784	—	—		711		394		2,682
Capital shares redeemed payable	78,406	4,622	936	2,759		52		155		1,889
Independent Trustees and Chief Compliance Officer fees payable	1,370	47	6	681		—	*	—	*	87
Distribution and service fees payable	284	32	4	11		—	*	—	*	6
Shareholder servicing payable	5,759	445	105	694		11		13		212
Investment management fee payable	388	46	10	28		1		2		17
Accounting services fee payable	23	23	10	23		3		3		19
Unrealized depreciation on forward foreign currency contracts	8,186	—	—	—		—		—		—
Variation margin payable	4,970	—	—	—		—		—		—
Written options at value+	17,747	—	—	—		—		—		—
Other liabilities	235	3	5	12		3		4		2
Total Liabilities	117,946	25,002	1,076	4,208		781		571		4,914
Total Net Assets	$25,200,709	$2,530,096	$436,422	$1,130,644		$34,163		$63,550		$773,374

NET ASSETS
Capital paid in (shares authorized – unlimited)	$21,964,805	$2,130,120	$436,623	$3,144,009		$30,595		$58,463		$517,468
Undistributed (distributions in excess of) net investment income	177,878	3,347	27	976		(49)		(339)		1,282
Accumulated net realized gain (loss)	877,915	55,724	(24,818)	(2,076,888)		143		(486)		12,175
Net unrealized appreciation	2,180,111	340,905	24,590	62,547		3,474		5,912		242,449
Total Net Assets	$25,200,709	$2,530,096	$436,422	$1,130,644		$34,163		$63,550		$773,374

CAPITAL SHARES OUTSTANDING:
Class A	244,615	47,081	15,206	40,003		2,578		3,761		18,521
Class B	23,094	2,919	373	1,512		25		119		222
Class C	313,755	28,831	6,159	13,651		89		311		731
Class E	2,787	7	10	369		N/A		N/A		120
Class I	348,435	12,278	5,694	10,409		238		919		451
Class R	6,253	342	1,064	2,065		45		200		61
Class R6	467	151	139	291		N/A		N/A		121
Class Y	43,717	7,192	2,638	3,645		89		435		6,109

NET ASSET VALUE PER SHARE:
Class A	$25.89	$25.65	$14.03	$16.13		$11.15		$11.06		$29.38
Class B	$24.73	$25.45	$13.04	$13.98		$11.10		$11.04		$28.58
Class C	$24.88	$25.53	$13.24	$13.67		$11.10		$11.04		$28.92
Class E	$25.96	$25.76	$14.30	$16.43		N/A		N/A		$29.37
Class I	$26.15	$25.63	$14.44	$16.69		$11.14		$11.07		$29.53
Class R	$25.68	$25.65	$13.98	$15.94		$11.12		$11.05		$29.37
Class R6	$26.21	$25.66	$14.46	$16.70		N/A		N/A		$29.56
Class Y	$25.94	$25.66	$14.19	$16.45		$11.22		$11.07		$29.40

+COST
Investments in unaffiliated securities at cost	$19,705,365	$2,197,668	$409,018	$1,068,490		$30,380		$57,259		$528,956
Investments in affiliated securities at cost	1,535,116	—	—	—		—		—		—
Bullion at cost	1,809,619	—	—	—		—		—		—
Cash denominated in foreign currencies at cost	13	—	—	—		231		293		—
Written options premiums received at cost	32,247	—	—	—		—		—		—

*Not	shown due to rounding.
(1)	Consolidated Statement of Assets and Liabilities (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	67

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds	AS OF MARCH 31, 2015

(In thousands, except per share amounts)	Ivy Science and Technology Fund
ASSETS
Investments in unaffiliated securities at value+	$4,899,620
Investments in affiliated securities at value+	1,435,705
Investments at Value	6,335,325
Cash	1
Investment securities sold receivable	6,268
Dividends and interest receivable	2,125
Capital shares sold receivable	18,829
Receivable from affiliates	10
Prepaid and other assets	125
Total Assets	6,362,683

LIABILITIES
Investment securities purchased payable	36,084
Capital shares redeemed payable	9,630
Independent Trustees and Chief Compliance Officer fees payable	153
Distribution and service fees payable	53
Shareholder servicing payable	1,387
Investment management fee payable	137
Accounting services fee payable	23
Other liabilities	18
Total Liabilities	47,485
Total Net Assets	$6,315,198

NET ASSETS
Capital paid in (shares authorized – unlimited)	$4,383,912
Distributions in excess of net investment income	(12,054)
Accumulated net realized gain	11,607
Net unrealized appreciation	1,931,733
Total Net Assets	$6,315,198

CAPITAL SHARES OUTSTANDING:
Class A	39,293
Class B	1,445
Class C	20,122
Class E	389
Class I	30,847
Class R	2,072
Class R6	205
Class Y	17,551

NET ASSET VALUE PER SHARE:
Class A	$55.95
Class B	$48.01
Class C	$49.63
Class E	$55.70
Class I	$60.64
Class R	$55.05
Class R6	$60.70
Class Y	$58.68

+COST
Investments in unaffiliated securities at cost	$3,358,258
Investments in affiliated securities at cost	1,045,334

See Accompanying Notes to Financial Statements.

68	ANNUAL REPORT	2015

STATEMENTS OF OPERATIONS

Ivy Funds	FOR THE YEAR ENDED MARCH 31, 2015

(In thousands)	Ivy Asset Strategy Fund(1)	Ivy Balanced Fund		Ivy Energy Fund	Ivy Global Natural Resources Fund	Ivy Global Real Estate Fund	Ivy Global Risk-Managed Real Estate Fund	Ivy Real Estate Securities Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$425,415	$25,499		$3,707	$23,562	$881	$1,474	$15,000
Dividends from affiliated securities	39,772	—		—	—	—	—	—
Foreign dividend withholding tax	(14,630)	(116)		(94)	(785)	(50)	(84)	—
Interest and amortization from unaffiliated securities	99,340	15,023		36	45	— *	1	10
Interest and amortization from affiliated securities	28,136	—		—	—	—	—	—
Foreign interest withholding tax	(1)	—		—	—	—	—	—
Total Investment Income	578,032	40,406		3,649	22,822	831	1,391	15,010

EXPENSES
Investment management fee	177,747	14,280		2,662	13,164	289	465	5,985
Distribution and service fees:
Class A	20,086	2,531		420	2,114	65	75	1,151
Class B	6,803	704		49	311	3	12	60
Class C	90,879	6,145		450	2,494	7	25	168
Class E	185	—	*	— *	17	N/A	N/A	7
Class R	836	34		48	204	2	11	8
Class Y	3,409	397		82	195	2	9	415
Shareholder servicing:
Class A	10,604	1,583		493	3,186	99	86	1,604
Class B	864	97		17	164	1	— *	33
Class C	9,426	604		68	644	1	1	53
Class E	203	—	*	— *	56	N/A	N/A	19
Class I	19,434	424		87	371	3	15	16
Class R	427	17		24	105	1	5	5
Class R6	1	—	*	— *	— *	N/A	N/A	—	*
Class Y	2,131	244		52	129	1	6	250
Registration fees	654	194		116	118	75	77	117
Custodian fees	1,476	24		10	34	23	20	15
Independent Trustees and Chief Compliance Officer fees	902	57		8	66	1	1	20
Accounting services fee	273	273		107	273	30	35	188
Professional fees	648	26		16	39	20	20	25
Other	2,436	175		34	149	23	22	52
Total Expenses	349,424	27,809		4,743	23,833	646	885	10,191
Less:
Expenses in excess of limit	(401)	—		—	(51)	(167)	(107)	(670)
Total Net Expenses	349,023	27,809		4,743	23,782	479	778	9,521
Net Investment Income (Loss)	229,009	12,597		(1,094)	(960)	352	613	5,489

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	3,409,643	101,236		(15,838)	18,646	805	648	41,982
Investments in affiliated securities	1,087,935	—		—	—	—	—	—
Futures contracts	53,332	—		—	—	—	—	—
Written options	141,350	—		—	—	—	—	—
Swap agreements	(138,463)	—		—	—	—	—	—
Forward foreign currency contracts	132,774	—		—	12,501	—	—	—
Foreign currency exchange transactions	(1,591)	—		(16)	(88)	(19)	(39)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(3,213,477)	68,818		(36,512)	(260,225)	3,298	5,898	99,506
Investments in affiliated securities	(2,526,696)	—		—	—	—	—	—
Futures contracts	4,323	—		—	—	—	—	—
Written options	(6,109)	—		—	—	—	—	—
Forward foreign currency contracts	(44,418)	—		—	3,123	—	—	—
Foreign currency exchange transactions	(2,484)	—		— *	(89)	(4)	(8)	—
Net Realized and Unrealized Gain (Loss)	(1,103,881)	170,054		(52,366)	(226,132)	4,080	6,499	141,488
Net Increase (Decrease) in Net Assets Resulting from Operations	$(874,872)	$182,651		$(53,460)	$(227,092)	$4,432	$7,112	$146,977

*Not	shown due to rounding.
(1)	Consolidated Statement of Operations (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	69

STATEMENTS OF OPERATIONS

Ivy Funds	FOR THE YEAR ENDED MARCH 31, 2015

(In thousands)	Ivy Science and Technology Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$33,709
Foreign dividend withholding tax	(554)
Interest and amortization from unaffiliated securities	577
Total Investment Income	33,732

EXPENSES
Investment management fee	45,466
Distribution and service fees:
Class A	5,060
Class B	688
Class C	8,708
Class E	46
Class R	526
Class Y	2,499
Shareholder servicing:
Class A	3,879
Class B	131
Class C	1,176
Class E	88
Class I	2,570
Class R	270
Class R6	1
Class Y	1,551
Registration fees	342
Custodian fees	107
Independent Trustees and Chief Compliance Officer fees	159
Accounting services fee	273
Professional fees	58
Other	497
Total Expenses	74,095
Less:
Expenses in excess of limit	(22)
Total Net Expenses	74,073
Net Investment Loss	(40,341)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	94,496
Investments in affiliated securities	(37,168)
Written options	3,467
Foreign currency exchange transactions	(139)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	211,176
Investments in affiliated securities	240,757
Foreign currency exchange transactions	(15)
Net Realized and Unrealized Gain	512,574
Net Increase in Net Assets Resulting from Operations	$472,233

See Accompanying Notes to Financial Statements.

70	ANNUAL REPORT	2015

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds

	Ivy Asset Strategy Fund(1)		Ivy Balanced Fund		Ivy Energy Fund
(In thousands)	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$229,009	$241,115	$12,597	$5,620	$(1,094)	$(1,011)
Net realized gain (loss) on investments	4,684,980	3,493,502	101,236	42,818	(15,854)	7,857
Net change in unrealized appreciation (depreciation)	(5,788,861)	1,152,914	68,818	142,574	(36,512)	21,482
Net Increase (Decrease) in Net Assets Resulting from Operations	(874,872)	4,887,531	182,651	191,012	(53,460)	28,328

Distributions to Shareholders From:
Net investment income:
Class A	(28,374)	(43,848)	(6,752)	(2,994)	—	—
Class B	(589)	(79)	—	—	—	—
Class C	(8,229)	(2,514)	(58)	—	—	—
Class E	(258)	(321)	(2)	(1)	—	—
Class I	(70,078)	(75,738)	(2,578)	(1,040)	—	—
Class R	(324)	(360)	(22)	(3)	—	—
Class R6	(57)	N/A	(13)	N/A	—	N/A
Class Y	(5,002)	(6,832)	(1,032)	(546)	—	—
Net realized gains:
Class A	(1,122,023)	—	(30,568)	(16,300)	—	—
Class B	(105,009)	—	(1,995)	(1,308)	—	—
Class C	(1,414,827)	—	(18,309)	(8,900)	—	—
Class E	(11,538)	—	(5)	(4)	—	—
Class I	(1,755,141)	—	(8,576)	(3,661)	—	—
Class R	(26,544)	—	(235)	(42)	—	—
Class R6	(1,679)	N/A	(52)	N/A	—	N/A
Class Y	(197,824)	—	(4,543)	(2,848)	—	—
Total Distributions to Shareholders	(4,747,496)	(129,692)	(74,740)	(37,647)	—	—
Capital Share Transactions	(4,772,735)	2,918,600	598,637	826,413	293,560	48,700
Net Increase (Decrease) in Net Assets	(10,395,103)	7,676,439	706,548	979,778	240,100	77,028
Net Assets, Beginning of Period	35,595,812	27,919,373	1,823,548	843,770	196,322	119,294
Net Assets, End of Period	$25,200,709	$35,595,812	$2,530,096	$1,823,548	$436,422	$196,322
Undistributed (distributions in excess of) net investment income	$177,878	$126,972	$3,347	$1,190	$27	$(331)

(1)	Consolidated Statements of Changes in Net Assets (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	71

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds

	Ivy Global Natural Resources Fund		Ivy Global Real Estate Fund		Ivy Global Risk-Managed Real Estate Fund
(In thousands)	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(960)	$(2,713)	$352	$188	$613	$368
Net realized gain (loss) on investments	31,059	141,503	786	(193)	609	(723)
Net change in unrealized appreciation (depreciation)	(257,191)	(49,084)	3,294	180	5,890	22
Net Increase (Decrease) in Net Assets Resulting from Operations	(227,092)	89,706	4,432	175	7,112	(333)

Distributions to Shareholders From:
Net investment income:
Class A	—	—	(479)	(313)	(839)	(292)
Class B	—	—	(2)	(2)	(20)	(10)
Class C	—	—	(5)	(5)	(42)	(22)
Class E	—	—	N/A	N/A	N/A	N/A
Class I	—	—	(42)	(4)	(238)	(134)
Class R	—	—	(5)	(33)	(41)	(23)
Class R6	—	N/A	N/A	N/A	N/A	N/A
Class Y	—	—	(14)	(10)	(85)	(50)
Net realized gains:
Class A	—	—	(192)	—	—	—
Class B	—	—	(2)	—	—	—
Class C	—	—	(5)	—	—	—
Class E	—	—	N/A	N/A	N/A	N/A
Class I	—	—	(19)	—	—	—
Class R	—	—	(3)	—	—	—
Class R6	—	N/A	N/A	N/A	N/A	N/A
Class Y	—	—	(6)	—	—	—
Total Distributions to Shareholders	—	—	(774)	(367)	(1,265)	(531)
Capital Share Transactions	(342,833)	(970,474)	4,767	25,930	21,559	37,008
Net Increase (Decrease) in Net Assets	(569,925)	(880,768)	8,425	25,738	27,406	36,144
Net Assets, Beginning of Period	1,700,569	2,581,337	25,738	—	36,144	—
Net Assets, End of Period	$1,130,644	$1,700,569	$34,163	$25,738	$63,550	$36,144
Undistributed (distributions in excess of) net investment income	$976	$(618)	$(49)	$(68)	$(339)	$(70)

See Accompanying Notes to Financial Statements.

72	ANNUAL REPORT	2015

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds

	Ivy Real Estate Securities Fund		Ivy Science and Technology Fund
(In thousands)	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$5,489	$4,086	$(40,341)	$(24,717)
Net realized gain on investments	41,982	29,208	60,656	148,531
Net change in unrealized appreciation (depreciation)	99,506	(14,829)	451,918	899,332
Net Increase in Net Assets Resulting from Operations	146,977	18,465	472,233	1,023,146

Distributions to Shareholders From:
Net investment income:
Class A	(2,866)	(3,489)	—	—
Class B	—	—	—	—
Class C	(5)	(45)	—	—
Class E	(11)	(17)	—	—
Class I	(114)	(107)	—	—
Class R	(7)	(13)	—	—
Class R6	(28)	N/A	—	N/A
Class Y	(1,473)	(1,829)	—	—
Net realized gains:
Class A	(14,818)	—	(43,478)	(40,239)
Class B	(184)	—	(1,723)	(1,989)
Class C	(540)	—	(21,751)	(17,037)
Class E	(85)	—	(409)	(375)
Class I	(288)	—	(34,397)	(24,363)
Class R	(53)	—	(2,299)	(2,392)
Class R6	(102)	N/A	(225)	N/A
Class Y	(5,234)	—	(20,535)	(22,454)
Total Distributions to Shareholders	(25,808)	(5,500)	(124,817)	(108,849)
Capital Share Transactions	93,503	3,410	546,771	2,490,373
Net Increase in Net Assets	214,672	16,375	894,187	3,404,670
Net Assets, Beginning of Period	558,702	542,327	5,421,011	2,016,341
Net Assets, End of Period	$773,374	$558,702	$6,315,198	$5,421,011
Undistributed (distributions in excess of) net investment income	$1,282	$297	$(12,054)	$(8,914)

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	73

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ASSET STRATEGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$31.61	$0.26	$(1.01)	$(0.75)	$(0.12)	$(4.85)	$(4.97)
Year ended 3-31-2014	27.04	0.27	4.45	4.72	(0.15)	—	(0.15)
Year ended 3-31-2013	25.44	0.39	1.88	2.27	(0.67)	—	(0.67)
Year ended 3-31-2012	25.42	0.20	0.10	0.30	(0.28)	—	(0.28)
Year ended 3-31-2011	22.42	0.24	2.81	3.05	(0.05)	—	(0.05)
Class B Shares(4)
Year ended 3-31-2015	30.54	0.03	(0.96)	(0.93)	(0.03)	(4.85)	(4.88)
Year ended 3-31-2014	26.20	0.05	4.29	4.34	— *	—	— *
Year ended 3-31-2013	24.55	0.19	1.82	2.01	(0.36)	—	(0.36)
Year ended 3-31-2012	24.53	0.00	0.12	0.12	(0.10)	—	(0.10)
Year ended 3-31-2011	21.77	0.04	2.72	2.76	—	—	—
Class C Shares
Year ended 3-31-2015	30.69	0.04	(0.97)	(0.93)	(0.03)	(4.85)	(4.88)
Year ended 3-31-2014	26.33	0.05	4.32	4.37	(0.01)	—	(0.01)
Year ended 3-31-2013	24.67	0.20	1.83	2.03	(0.37)	—	(0.37)
Year ended 3-31-2012	24.66	0.01	0.11	0.12	(0.11)	—	(0.11)
Year ended 3-31-2011	21.87	0.05	2.74	2.79	—	—	—
Class E Shares
Year ended 3-31-2015	31.67	0.23	(0.98)	(0.75)	(0.11)	(4.85)	(4.96)
Year ended 3-31-2014	27.10	0.26	4.45	4.71	(0.14)	—	(0.14)
Year ended 3-31-2013	25.49	0.38	1.89	2.27	(0.66)	—	(0.66)
Year ended 3-31-2012	25.48	0.19	0.10	0.29	(0.28)	—	(0.28)
Year ended 3-31-2011	22.47	0.22	2.84	3.06	(0.05)	—	(0.05)
Class I Shares
Year ended 3-31-2015	31.88	0.33	(1.02)	(0.69)	(0.19)	(4.85)	(5.04)
Year ended 3-31-2014	27.25	0.34	4.48	4.82	(0.19)	—	(0.19)
Year ended 3-31-2013	25.67	0.45	1.90	2.35	(0.77)	—	(0.77)
Year ended 3-31-2012	25.64	0.25	0.11	0.36	(0.33)	—	(0.33)
Year ended 3-31-2011	22.58	0.26	2.86	3.12	(0.06)	—	(0.06)
Class R Shares
Year ended 3-31-2015	31.45	0.14	(1.00)	(0.86)	(0.06)	(4.85)	(4.91)
Year ended 3-31-2014	26.94	0.16	4.43	4.59	(0.08)	—	(0.08)
Year ended 3-31-2013	25.29	0.29	1.88	2.17	(0.52)	—	(0.52)
Year ended 3-31-2012	25.28	0.11	0.11	0.22	(0.21)	—	(0.21)
Year ended 3-31-2011	22.35	0.13	2.83	2.96	(0.03)	—	(0.03)
Class R6 Shares
Year ended 3-31-2015(5)	31.79	0.22	(0.78)	(0.56)	(0.17)	(4.85)	(5.02)
Class Y Shares
Year ended 3-31-2015	31.67	0.25	(1.01)	(0.76)	(0.12)	(4.85)	(4.97)
Year ended 3-31-2014	27.09	0.27	4.46	4.73	(0.15)	—	(0.15)
Year ended 3-31-2013	25.49	0.39	1.88	2.27	(0.67)	—	(0.67)
Year ended 3-31-2012	25.46	0.20	0.11	0.31	(0.28)	—	(0.28)
Year ended 3-31-2011	22.46	0.23	2.82	3.05	(0.05)	—	(0.05)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

74	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$25.89	-2.28%	$6,332	0.96%		0.86%		—%	—%	75%
Year ended 3-31-2014	31.61	17.47	9,659	0.96		0.92		—	—	65
Year ended 3-31-2013	27.04	9.09	7,853	0.98		1.55		—	—	39
Year ended 3-31-2012	25.44	1.31	8,019	0.97		0.81		—	—	47
Year ended 3-31-2011	25.42	13.60	9,083	0.99		1.00		—	—	94
Class B Shares(4)
Year ended 3-31-2015	24.73	-3.01	571	1.71		0.11		—	—	75
Year ended 3-31-2014	30.54	16.58	783	1.71		0.16		—	—	65
Year ended 3-31-2013	26.20	8.27	715	1.73		0.79		—	—	39
Year ended 3-31-2012	24.55	0.54	695	1.76		0.02		—	—	47
Year ended 3-31-2011	24.53	12.68	672	1.80		0.17		—	—	94
Class C Shares
Year ended 3-31-2015	24.88	-2.99	7,807	1.68		0.13		—	—	75
Year ended 3-31-2014	30.69	16.59	9,880	1.68		0.19		—	—	65
Year ended 3-31-2013	26.33	8.34	8,321	1.70		0.83		—	—	39
Year ended 3-31-2012	24.67	0.56	8,416	1.71		0.06		—	—	47
Year ended 3-31-2011	24.66	12.76	8,851	1.74		0.24		—	—	94
Class E Shares
Year ended 3-31-2015	25.96	-2.29	72	1.00		0.79		1.10	0.69	75
Year ended 3-31-2014	31.67	17.40	74	1.00		0.87		1.12	0.75	65
Year ended 3-31-2013	27.10	9.07	58	1.00		1.50		1.20	1.30	39
Year ended 3-31-2012	25.49	1.26	50	1.00		0.77		1.23	0.55	47
Year ended 3-31-2011	25.48	13.63	44	1.00		0.95		1.39	0.56	94
Class I Shares
Year ended 3-31-2015	26.15	-2.06	9,112	0.74		1.08		—	—	75
Year ended 3-31-2014	31.88	17.72	13,522	0.73		1.14		—	—	65
Year ended 3-31-2013	27.25	9.33	9,681	0.74		1.76		—	—	39
Year ended 3-31-2012	25.67	1.57	8,180	0.75		1.03		—	—	47
Year ended 3-31-2011	25.64	13.84	6,986	0.77		1.14		—	—	94
Class R Shares
Year ended 3-31-2015	25.68	-2.67	161	1.33		0.47		—	—	75
Year ended 3-31-2014	31.45	17.03	162	1.33		0.54		—	—	65
Year ended 3-31-2013	26.94	8.71	124	1.34		1.15		—	—	39
Year ended 3-31-2012	25.29	0.96	102	1.33		0.45		—	—	47
Year ended 3-31-2011	25.28	13.24	68	1.31		0.57		—	—	94
Class R6 Shares
Year ended 3-31-2015(5)	26.21	-1.67	12	0.59	(6)	1.18	(6)	—	—	75	(7)
Class Y Shares
Year ended 3-31-2015	25.94	-2.31	1,134	0.96		0.85		0.98	0.83	75
Year ended 3-31-2014	31.67	17.47	1,516	0.96		0.92		0.98	0.90	65
Year ended 3-31-2013	27.09	9.08	1,168	0.98		1.55		0.99	1.54	39
Year ended 3-31-2012	25.49	1.35	1,167	0.97		0.80		1.00	0.77	47
Year ended 3-31-2011	25.46	13.59	1,167	0.99		0.99		1.02	0.96	94

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	75

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY BALANCED FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$24.38	$0.20	$1.97	$2.17	$(0.16)	$(0.74)	$(0.90)
Year ended 3-31-2014	21.60	0.15	3.25	3.40	(0.10)	(0.52)	(0.62)
Year ended 3-31-2013	20.03	0.19	1.70	1.89	(0.17)	(0.15)	(0.32)
Year ended 3-31-2012	19.08	0.17	1.05	1.22	(0.18)	(0.09)	(0.27)
Year ended 3-31-2011	16.73	0.18	2.34	2.52	(0.17)	—	(0.17)
Class B Shares(3)
Year ended 3-31-2015	24.19	0.01	1.97	1.98	—	(0.72)	(0.72)
Year ended 3-31-2014	21.45	(0.03)	3.23	3.20	—	(0.46)	(0.46)
Year ended 3-31-2013	19.93	0.03	1.69	1.72	(0.05)	(0.15)	(0.20)
Year ended 3-31-2012	18.99	0.02	1.05	1.07	(0.04)	(0.09)	(0.13)
Year ended 3-31-2011	16.67	0.04	2.33	2.37	(0.05)	—	(0.05)
Class C Shares
Year ended 3-31-2015	24.26	0.02	1.97	1.99	— *	(0.72)	(0.72)
Year ended 3-31-2014	21.50	(0.01)	3.24	3.23	—	(0.47)	(0.47)
Year ended 3-31-2013	19.98	0.05	1.68	1.73	(0.06)	(0.15)	(0.21)
Year ended 3-31-2012	19.03	0.04	1.06	1.10	(0.06)	(0.09)	(0.15)
Year ended 3-31-2011	16.69	0.07	2.34	2.41	(0.07)	—	(0.07)
Class E Shares(4)
Year ended 3-31-2015	24.48	0.23	1.99	2.22	(0.20)	(0.74)	(0.94)
Year ended 3-31-2014	21.68	0.18	3.27	3.45	(0.13)	(0.52)	(0.65)
Year ended 3-31-2013	20.02	0.22	1.78	2.00	(0.19)	(0.15)	(0.34)
Year ended 3-31-2012	19.06	0.21	1.04	1.25	(0.20)	(0.09)	(0.29)
Year ended 3-31-2011	16.74	0.22	2.34	2.56	(0.24)	—	(0.24)
Class I Shares
Year ended 3-31-2015	24.36	0.26	1.98	2.24	(0.23)	(0.74)	(0.97)
Year ended 3-31-2014	21.58	0.21	3.26	3.47	(0.16)	(0.53)	(0.69)
Year ended 3-31-2013	20.01	0.24	1.69	1.93	(0.21)	(0.15)	(0.36)
Year ended 3-31-2012	19.04	0.22	1.06	1.28	(0.22)	(0.09)	(0.31)
Year ended 3-31-2011	16.74	0.21	2.37	2.58	(0.28)	—	(0.28)
Class R Shares
Year ended 3-31-2015	24.37	0.11	1.98	2.09	(0.07)	(0.74)	(0.81)
Year ended 3-31-2014	21.59	0.07	3.26	3.33	(0.03)	(0.52)	(0.55)
Year ended 3-31-2013(5)	20.16	0.00	1.43	1.43	—	—	—
Class R6 Shares
Year ended 3-31-2015(7)	24.66	0.22	1.72	1.94	(0.20)	(0.74)	(0.94)
Class Y Shares
Year ended 3-31-2015	24.38	0.20	1.99	2.19	(0.17)	(0.74)	(0.91)
Year ended 3-31-2014	21.60	0.15	3.26	3.41	(0.10)	(0.53)	(0.63)
Year ended 3-31-2013	20.03	0.19	1.70	1.89	(0.17)	(0.15)	(0.32)
Year ended 3-31-2012	19.08	0.18	1.05	1.23	(0.19)	(0.09)	(0.28)
Year ended 3-31-2011	16.73	0.20	2.34	2.54	(0.19)	—	(0.19)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(4)	Class share is closed to investment.

(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(6)	Annualized.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

76	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$25.65	9.06%	$1,207		1.11%		0.78%		33%
Year ended 3-31-2014	24.38	15.90	863		1.15		0.62		34
Year ended 3-31-2013	21.60	9.56	399		1.17		0.93		35
Year ended 3-31-2012	20.03	6.52	205		1.23		0.90		37
Year ended 3-31-2011	19.08	15.18	114		1.30		1.03		43
Class B Shares(3)
Year ended 3-31-2015	25.45	8.28	74		1.84		0.04		33
Year ended 3-31-2014	24.19	15.01	70		1.89		-0.11		34
Year ended 3-31-2013	21.45	8.73	44		1.95		0.16		35
Year ended 3-31-2012	19.93	5.72	23		2.02		0.10		37
Year ended 3-31-2011	18.99	14.25	11		2.09		0.24		43
Class C Shares
Year ended 3-31-2015	25.53	8.34	736		1.80		0.09		33
Year ended 3-31-2014	24.26	15.11	524		1.84		-0.06		34
Year ended 3-31-2013	21.50	8.75	246		1.88		0.23		35
Year ended 3-31-2012	19.98	5.84	128		1.92		0.21		37
Year ended 3-31-2011	19.03	14.50	69		1.89		0.43		43
Class E Shares(4)
Year ended 3-31-2015	25.76	9.22	—	*	0.96		0.92		33
Year ended 3-31-2014	24.48	16.10	—	*	1.00		0.78		34
Year ended 3-31-2013	21.68	10.15	—	*	1.03		1.09		35
Year ended 3-31-2012	20.02	6.71	—	*	1.05		1.11		37
Year ended 3-31-2011	19.06	15.43	—	*	1.10		1.24		43
Class I Shares
Year ended 3-31-2015	25.63	9.34	315		0.86		1.03		33
Year ended 3-31-2014	24.36	16.21	211		0.88		0.89		34
Year ended 3-31-2013	21.58	9.82	66		0.92		1.19		35
Year ended 3-31-2012	20.01	6.88	39		0.94		1.17		37
Year ended 3-31-2011	19.04	15.58	18		0.97		1.20		43
Class R Shares
Year ended 3-31-2015	25.65	8.71	9		1.46		0.43		33
Year ended 3-31-2014	24.37	15.51	4		1.47		0.29		34
Year ended 3-31-2013(5)	21.59	7.09	—	*	1.48	(6)	0.02	(6)	35	(8)
Class R6 Shares
Year ended 3-31-2015(7)	25.66	8.01	4		0.70	(6)	1.29	(6)	33	(9)
Class Y Shares
Year ended 3-31-2015	25.66	9.10	185		1.11		0.79		33
Year ended 3-31-2014	24.38	15.91	152		1.13		0.64		34
Year ended 3-31-2013	21.60	9.57	89		1.16		0.96		35
Year ended 3-31-2012	20.03	6.57	70		1.19		0.96		37
Year ended 3-31-2011	19.08	15.29	48		1.22		1.10		43

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	77

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ENERGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$16.38	$(0.05)	$(2.30)	$(2.35)	$—	$—	$—
Year ended 3-31-2014	13.74	(0.09)	2.73	2.64	—	—	—
Year ended 3-31-2013	12.68	(0.07)	1.13	1.06	—	—	—
Year ended 3-31-2012	15.11	(0.09)	(2.34)	(2.43)	—	—	—
Year ended 3-31-2011	11.11	(0.07)	4.07	4.00	—	—	—
Class B Shares(4)
Year ended 3-31-2015	15.35	(0.17)	(2.14)	(2.31)	—	—	—
Year ended 3-31-2014	12.98	(0.19)	2.56	2.37	—	—	—
Year ended 3-31-2013	12.08	(0.17)	1.07	0.90	—	—	—
Year ended 3-31-2012	14.52	(0.18)	(2.26)	(2.44)	—	—	—
Year ended 3-31-2011	10.77	(0.17)	3.92	3.75	—	—	—
Class C Shares
Year ended 3-31-2015	15.55	(0.13)	(2.18)	(2.31)	—	—	—
Year ended 3-31-2014	13.12	(0.16)	2.59	2.43	—	—	—
Year ended 3-31-2013	12.19	(0.14)	1.07	0.93	—	—	—
Year ended 3-31-2012	14.62	(0.16)	(2.27)	(2.43)	—	—	—
Year ended 3-31-2011	10.82	(0.15)	3.95	3.80	—	—	—
Class E Shares(5)
Year ended 3-31-2015	16.65	(0.01)	(2.34)	(2.35)	—	—	—
Year ended 3-31-2014	13.92	(0.04)	2.77	2.73	—	—	—
Year ended 3-31-2013	12.81	(0.03)	1.14	1.11	—	—	—
Year ended 3-31-2012	15.22	(0.05)	(2.36)	(2.41)	—	—	—
Year ended 3-31-2011	11.16	(0.04)	4.10	4.06	—	—	—
Class I Shares
Year ended 3-31-2015	16.80	0.02	(2.38)	(2.36)	—	—	—
Year ended 3-31-2014	14.03	(0.02)	2.79	2.77	—	—	—
Year ended 3-31-2013	12.90	(0.02)	1.15	1.13	—	—	—
Year ended 3-31-2012	15.31	(0.03)	(2.38)	(2.41)	—	—	—
Year ended 3-31-2011	11.21	(0.03)	4.13	4.10	—	—	—
Class R Shares
Year ended 3-31-2015	16.35	(0.08)	(2.29)	(2.37)	—	—	—
Year ended 3-31-2014	13.74	(0.11)	2.72	2.61	—	—	—
Year ended 3-31-2013(6)	12.26	(0.03)	1.51	1.48	—	—	—
Class R6 Shares
Year ended 3-31-2015(8)	18.03	0.03	(3.60)	(3.57)	—	—	—
Class Y Shares
Year ended 3-31-2015	16.55	(0.04)	(2.32)	(2.36)	—	—	—
Year ended 3-31-2014	13.86	(0.06)	2.75	2.69	—	—	—
Year ended 3-31-2013	12.77	(0.05)	1.14	1.09	—	—	—
Year ended 3-31-2012	15.20	(0.07)	(2.36)	(2.43)	—	—	—
Year ended 3-31-2011	11.16	(0.06)	4.10	4.04	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class share is closed to investment.

(6)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(7)	Annualized.

(8)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

78	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$14.03	-14.35%	$213		1.48%		-0.33%		—%	—%	22%
Year ended 3-31-2014	16.38	19.13	124		1.60		-0.59		—	—	34
Year ended 3-31-2013	13.74	8.44	82		1.60		-0.54		1.68	-0.62	30
Year ended 3-31-2012	12.68	-16.08	85		1.60		-0.66		—	—	20
Year ended 3-31-2011	15.11	36.00	101		1.60		-0.59		1.66	-0.65	22
Class B Shares(4)
Year ended 3-31-2015	13.04	-15.05	5		2.29		-1.17		—	—	22
Year ended 3-31-2014	15.35	18.26	5		2.38		-1.37		—	—	34
Year ended 3-31-2013	12.98	7.36	4		2.49		-1.43		—	—	30
Year ended 3-31-2012	12.08	-16.74	4		2.41		-1.47		—	—	20
Year ended 3-31-2011	14.52	34.82	5		2.50		-1.49		—	—	22
Class C Shares
Year ended 3-31-2015	13.24	-14.85	82		2.09		-0.92		—	—	22
Year ended 3-31-2014	15.55	18.43	30		2.16		-1.15		—	—	34
Year ended 3-31-2013	13.12	7.71	19		2.26		-1.20		—	—	30
Year ended 3-31-2012	12.19	-16.62	20		2.23		-1.30		—	—	20
Year ended 3-31-2011	14.62	35.12	25		2.29		-1.29		—	—	22
Class E Shares(5)
Year ended 3-31-2015	14.30	-14.11	—	*	1.20		-0.08		—	—	22
Year ended 3-31-2014	16.65	19.53	—	*	1.25		-0.25		—	—	34
Year ended 3-31-2013	13.92	8.74	—	*	1.31		-0.26		—	—	30
Year ended 3-31-2012	12.81	-15.83	—	*	1.30		-0.36		—	—	20
Year ended 3-31-2011	15.22	36.38	—	*	1.34		-0.33		—	—	22
Class I Shares
Year ended 3-31-2015	14.44	-14.05	82		1.09		0.10		—	—	22
Year ended 3-31-2014	16.80	19.74	14		1.14		-0.12		—	—	34
Year ended 3-31-2013	14.03	8.76	6		1.21		-0.14		—	—	30
Year ended 3-31-2012	12.90	-15.74	5		1.19		-0.26		—	—	20
Year ended 3-31-2011	15.31	36.57	10		1.22		-0.23		—	—	22
Class R Shares
Year ended 3-31-2015	13.98	-14.50	15		1.69		-0.53		—	—	22
Year ended 3-31-2014	16.35	19.00	5		1.72		-0.70		—	—	34
Year ended 3-31-2013(6)	13.74	12.07	—	*	1.73	(7)	-0.91	(7)	—	—	30	(9)
Class R6 Shares
Year ended 3-31-2015(8)	14.46	-19.80	2		0.93	(7)	0.34	(7)	—	—	22	(10)
Class Y Shares
Year ended 3-31-2015	14.19	-14.26	37		1.34		-0.22		—	—	22
Year ended 3-31-2014	16.55	19.41	18		1.39		-0.38		—	—	34
Year ended 3-31-2013	13.86	8.54	8		1.45		-0.39		—	—	30
Year ended 3-31-2012	12.77	-15.99	7		1.45		-0.52		—	—	20
Year ended 3-31-2011	15.20	36.20	9		1.49		-0.48		—	—	22

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	79

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL NATURAL RESOURCES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$19.07	$0.00 *	$(2.94)	$(2.94)	$—	$—	$—
Year ended 3-31-2014	17.84	(0.02)	1.25	1.23	—	—	—
Year ended 3-31-2013	17.76	(0.03)	0.14	0.11	(0.03)	—	(0.03)
Year ended 3-31-2012	24.20	(0.01)	(6.43)	(6.44)	—	—	—
Year ended 3-31-2011	18.60	(0.04)	5.64	5.60	—	—	—
Class B Shares(4)
Year ended 3-31-2015	16.67	(0.15)	(2.54)	(2.69)	—	—	—
Year ended 3-31-2014	15.73	(0.15)	1.09	0.94	—	—	—
Year ended 3-31-2013	15.76	(0.14)	0.11	(0.03)	—	—	—
Year ended 3-31-2012	21.65	(0.15)	(5.74)	(5.89)	—	—	—
Year ended 3-31-2011	16.77	(0.18)	5.06	4.88	—	—	—
Class C Shares
Year ended 3-31-2015	16.26	(0.10)	(2.49)	(2.59)	—	—	—
Year ended 3-31-2014	15.31	(0.11)	1.06	0.95	—	—	—
Year ended 3-31-2013	15.31	(0.11)	0.11	0.00	—	—	—
Year ended 3-31-2012	21.00	(0.12)	(5.57)	(5.69)	—	—	—
Year ended 3-31-2011	16.25	(0.15)	4.90	4.75	—	—	—
Class E Shares
Year ended 3-31-2015	19.36	0.06	(2.99)	(2.93)	—	—	—
Year ended 3-31-2014	18.06	0.04	1.26	1.30	—	—	—
Year ended 3-31-2013	17.96	0.01	0.15	0.16	(0.06)	—	(0.06)
Year ended 3-31-2012	24.45	0.01	(6.50)	(6.49)	—	—	—
Year ended 3-31-2011	18.76	(0.02)	5.71	5.69	—	—	—
Class I Shares
Year ended 3-31-2015	19.63	0.09	(3.03)	(2.94)	—	—	—
Year ended 3-31-2014	18.28	0.07	1.28	1.35	—	—	—
Year ended 3-31-2013	18.19	0.06	0.14	0.20	(0.11)	—	(0.11)
Year ended 3-31-2012	24.69	0.06	(6.56)	(6.50)	—	—	—
Year ended 3-31-2011	18.90	0.02	5.77	5.79	—	—	—
Class R Shares
Year ended 3-31-2015	18.87	(0.02)	(2.91)	(2.93)	—	—	—
Year ended 3-31-2014	17.67	(0.04)	1.24	1.20	—	—	—
Year ended 3-31-2013	17.58	(0.05)	0.14	0.09	—	—	—
Year ended 3-31-2012	24.00	(0.05)	(6.37)	(6.42)	—	—	—
Year ended 3-31-2011	18.47	(0.08)	5.61	5.53	—	—	—
Class R6 Shares
Year ended 3-31-2015(5)	20.86	0.11	(4.27)	(4.16)	—	—	—
Class Y Shares
Year ended 3-31-2015	19.39	0.04	(2.98)	(2.94)	—	—	—
Year ended 3-31-2014	18.10	0.02	1.27	1.29	—	—	—
Year ended 3-31-2013	18.02	0.02	0.13	0.15	(0.07)	—	(0.07)
Year ended 3-31-2012	24.50	0.03	(6.51)	(6.48)	—	—	—
Year ended 3-31-2011	18.79	(0.01)	5.72	5.71	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

80	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$16.13	-15.42%		$645	1.57%		-0.03%		—%	—%	22%
Year ended 3-31-2014	19.07	6.90		1,008	1.56		-0.09		—	—	100
Year ended 3-31-2013	17.84	0.64		1,375	1.52		-0.18		—	—	83
Year ended 3-31-2012	17.76	-26.61		1,770	1.41		-0.07		—	—	84
Year ended 3-31-2011	24.20	30.11		3,095	1.39		-0.22		—	—	105
Class B Shares(4)
Year ended 3-31-2015	13.98	-16.14		21	2.47		-0.95		—	—	22
Year ended 3-31-2014	16.67	5.98		40	2.41		-0.95		—	—	100
Year ended 3-31-2013	15.73	-0.19		69	2.33		-0.97		—	—	83
Year ended 3-31-2012	15.76	-27.21		112	2.20		-0.86		—	—	84
Year ended 3-31-2011	21.65	29.10		198	2.21		-1.05		—	—	105
Class C Shares
Year ended 3-31-2015	13.67	-15.93		187	2.20		-0.65		—	—	22
Year ended 3-31-2014	16.26	6.21		291	2.18		-0.72		—	—	100
Year ended 3-31-2013	15.31	0.00	*	410	2.13		-0.78		—	—	83
Year ended 3-31-2012	15.31	-27.10		603	2.07		-0.73		—	—	84
Year ended 3-31-2011	21.00	29.23		1,072	2.07		-0.91		—	—	105
Class E Shares
Year ended 3-31-2015	16.43	-15.13		6	1.27		0.32		2.03	-0.44	22
Year ended 3-31-2014	19.36	7.20		7	1.27		0.20		2.12	-0.64	100
Year ended 3-31-2013	18.06	0.91		7	1.27		0.05		2.21	-0.89	83
Year ended 3-31-2012	17.96	-26.54		7	1.27		0.06		2.03	-0.69	84
Year ended 3-31-2011	24.45	30.33		9	1.27		-0.12		2.18	-1.03	105
Class I Shares
Year ended 3-31-2015	16.69	-14.98		174	1.11		0.47		—	—	22
Year ended 3-31-2014	19.63	7.39		224	1.08		0.37		—	—	100
Year ended 3-31-2013	18.28	1.14		484	1.05		0.32		—	—	83
Year ended 3-31-2012	18.19	-26.33		1,137	1.02		0.32		—	—	84
Year ended 3-31-2011	24.69	30.64		1,756	1.02		0.12		—	—	105
Class R Shares
Year ended 3-31-2015	15.94	-15.53		33	1.69		-0.12		—	—	22
Year ended 3-31-2014	18.87	6.79		43	1.67		-0.20		—	—	100
Year ended 3-31-2013	17.67	0.51		50	1.63		-0.30		—	—	83
Year ended 3-31-2012	17.58	-26.75		66	1.60		-0.26		—	—	84
Year ended 3-31-2011	24.00	29.94		90	1.56		-0.41		—	—	105
Class R6 Shares
Year ended 3-31-2015(5)	16.70	-19.94		5	0.95	(6)	0.97	(6)	—	—	22	(7)
Class Y Shares
Year ended 3-31-2015	16.45	-15.16		60	1.35		0.20		—	—	22
Year ended 3-31-2014	19.39	7.07		88	1.33		0.10		—	—	100
Year ended 3-31-2013	18.10	0.93		186	1.27		0.11		1.29	0.09	83
Year ended 3-31-2012	18.02	-26.45		491	1.20		0.14		1.27	0.07	84
Year ended 3-31-2011	24.50	30.39		799	1.20		-0.04		1.27	-0.11	105

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	81

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL REAL ESTATE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$9.83	$0.13		$1.46	$1.59	$(0.19)	$(0.08)	$(0.27)
Year ended 3-31-2014	10.00	0.11		(0.12)	(0.01)	(0.16)	—	(0.16)
Class B Shares(4)
Year ended 3-31-2015	9.79	0.01		1.46	1.47	(0.08)	(0.08)	(0.16)
Year ended 3-31-2014	10.00	0.00	*	(0.12)	(0.12)	(0.09)	—	(0.09)
Class C Shares
Year ended 3-31-2015	9.80	(0.01)		1.47	1.46	(0.08)	(0.08)	(0.16)
Year ended 3-31-2014	10.00	0.00	*	(0.11)	(0.11)	(0.09)	—	(0.09)
Class I Shares
Year ended 3-31-2015	9.82	0.12		1.46	1.58	(0.18)	(0.08)	(0.26)
Year ended 3-31-2014	10.00	0.09		(0.11)	(0.02)	(0.16)	—	(0.16)
Class R Shares
Year ended 3-31-2015	9.81	0.05		1.46	1.51	(0.12)	(0.08)	(0.20)
Year ended 3-31-2014	10.00	0.04		(0.11)	(0.07)	(0.12)	—	(0.12)
Class Y Shares
Year ended 3-31-2015	9.89	0.12		1.48	1.60	(0.19)	(0.08)	(0.27)
Year ended 3-31-2014	10.00	0.11		(0.05)	0.06	(0.17)	—	(0.17)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Ratio of expenses to average net assets excluding offering cost was 2.40%.

(6)	Ratio of expenses to average net assets excluding offering cost was 2.39%.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.43%.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.99%.

82	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$11.15	16.31%	$28		1.51%		1.22%	2.14%	0.59%	63%
Year ended 3-31-2014	9.83	0.02	22		1.51		1.12	2.62	0.01	36
Class B Shares(4)
Year ended 3-31-2015	11.10	15.05	—	*	2.66		0.06	—	—	63
Year ended 3-31-2014	9.79	-1.16	—	*	2.68	(5)	-0.02	3.14	-0.48	36
Class C Shares
Year ended 3-31-2015	11.10	14.92	1		2.68		-0.09	—	—	63
Year ended 3-31-2014	9.80	-1.03	1		2.67	(6)	—	3.12	-0.45	36
Class I Shares
Year ended 3-31-2015	11.14	16.14	3		1.62		1.08	—	—	63
Year ended 3-31-2014	9.82	-0.13	2		1.71	(7)	0.94	2.16	0.49	36
Class R Shares
Year ended 3-31-2015	11.12	15.40	1		2.25		0.50	—	—	63
Year ended 3-31-2014	9.81	-0.67	—	*	2.27	(8)	0.38	2.73	-0.08	36
Class Y Shares
Year ended 3-31-2015	11.22	16.32	1		1.51		1.15	1.90	0.76	63
Year ended 3-31-2014	9.89	0.68	1		1.51		1.13	2.37	0.27	36

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	83

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL-RISK MANAGED REAL ESTATE FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$9.72	$0.14	$1.48	$1.62	$(0.28)	$—	$(0.28)
Year ended 3-31-2014	10.00	0.13	(0.24)	(0.11)	(0.17)	—	(0.17)
Class B Shares(4)
Year ended 3-31-2015	9.70	0.06	1.46	1.52	(0.18)	—	(0.18)
Year ended 3-31-2014	10.00	0.03	(0.23)	(0.20)	(0.10)	—	(0.10)
Class C Shares
Year ended 3-31-2015	9.70	0.05	1.47	1.52	(0.18)	—	(0.18)
Year ended 3-31-2014	10.00	0.03	(0.23)	(0.20)	(0.10)	—	(0.10)
Class I Shares
Year ended 3-31-2015	9.72	0.15	1.47	1.62	(0.27)	—	(0.27)
Year ended 3-31-2014	10.00	0.12	(0.24)	(0.12)	(0.16)	—	(0.16)
Class R Shares
Year ended 3-31-2015	9.70	0.09	1.47	1.56	(0.21)	—	(0.21)
Year ended 3-31-2014	10.00	0.06	(0.24)	(0.18)	(0.12)	—	(0.12)
Class Y Shares
Year ended 3-31-2015	9.72	0.13	1.50	1.63	(0.28)	—	(0.28)
Year ended 3-31-2014	10.00	0.13	(0.24)	(0.11)	(0.17)	—	(0.17)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Ratio of expenses to average net assets excluding offering cost was 2.15%.

(6)	Ratio of expenses to average net assets excluding offering cost was 1.27%.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.88%.

84	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$11.06	16.77%	$43	1.50%		1.31%	1.83%	0.98%	53%
Year ended 3-31-2014	9.72	-1.00	20	1.51		1.39	2.08	0.82	38
Class B Shares(4)
Year ended 3-31-2015	11.04	15.74	1	2.34		0.57	—	—	53
Year ended 3-31-2014	9.70	-1.92	1	2.53	(5)	0.32	2.58	0.27	38
Class C Shares
Year ended 3-31-2015	11.04	15.72	3	2.38		0.43	—	—	53
Year ended 3-31-2014	9.70	-1.91	2	2.53	(5)	0.33	2.58	0.28	38
Class I Shares
Year ended 3-31-2015	11.07	16.79	10	1.47		1.46	—	—	53
Year ended 3-31-2014	9.72	-1.09	8	1.65	(6)	1.20	1.70	1.15	38
Class R Shares
Year ended 3-31-2015	11.05	16.15	2	2.07		0.88	—	—	53
Year ended 3-31-2014	9.70	-1.72	2	2.26	(7)	0.60	2.31	0.55	38
Class Y Shares
Year ended 3-31-2015	11.07	16.87	5	1.51		1.26	1.71	1.06	53
Year ended 3-31-2014	9.72	-0.98	3	1.50		1.35	1.95	0.90	38

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	85

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY REAL ESTATE SECURITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$24.35	$0.21	$5.86	$6.07	$(0.17)	$(0.87)	$(1.04)
Year ended 3-31-2014	23.73	0.16	0.69	0.85	(0.23)	—	(0.23)
Year ended 3-31-2013	21.27	0.16	2.45	2.61	(0.15)	—	(0.15)
Year ended 3-31-2012	19.42	0.09	1.82	1.91	(0.06)	—	(0.06)
Year ended 3-31-2011	15.95	0.03	3.62	3.65	(0.18)	—	(0.18)
Class B Shares(4)
Year ended 3-31-2015	23.77	(0.03)	5.67	5.64	—	(0.83)	(0.83)
Year ended 3-31-2014	23.17	(0.06)	0.66	0.60	—	—	—
Year ended 3-31-2013	20.85	(0.06)	2.38	2.32	—	—	—
Year ended 3-31-2012	19.20	(0.12)	1.77	1.65	—	—	—
Year ended 3-31-2011	15.82	(0.17)	3.57	3.40	(0.02)	—	(0.02)
Class C Shares
Year ended 3-31-2015	24.02	0.00 *	5.78	5.78	(0.01)	(0.87)	(0.88)
Year ended 3-31-2014	23.42	0.00 *	0.67	0.67	(0.07)	—	(0.07)
Year ended 3-31-2013	21.00	0.01	2.42	2.43	(0.01)	—	(0.01)
Year ended 3-31-2012	19.27	(0.05)	1.78	1.73	—	—	—
Year ended 3-31-2011	15.86	(0.10)	3.59	3.49	(0.08)	—	(0.08)
Class E Shares
Year ended 3-31-2015	24.35	0.13	5.87	6.00	(0.11)	(0.87)	(0.98)
Year ended 3-31-2014	23.72	0.13	0.70	0.83	(0.20)	—	(0.20)
Year ended 3-31-2013	21.27	0.14	2.46	2.60	(0.15)	—	(0.15)
Year ended 3-31-2012	19.43	0.10	1.81	1.91	(0.07)	—	(0.07)
Year ended 3-31-2011	15.96	0.03	3.63	3.66	(0.19)	—	(0.19)
Class I Shares
Year ended 3-31-2015	24.50	0.32	5.90	6.22	(0.32)	(0.87)	(1.19)
Year ended 3-31-2014	23.85	0.28	0.69	0.97	(0.32)	—	(0.32)
Year ended 3-31-2013	21.37	0.24	2.51	2.75	(0.27)	—	(0.27)
Year ended 3-31-2012	19.52	0.22	1.80	2.02	(0.17)	—	(0.17)
Year ended 3-31-2011	16.00	0.17	3.61	3.78	(0.26)	—	(0.26)
Class R Shares
Year ended 3-31-2015	24.35	0.20	5.81	6.01	(0.12)	(0.87)	(0.99)
Year ended 3-31-2014	23.73	0.15	0.68	0.83	(0.21)	—	(0.21)
Year ended 3-31-2013	21.27	0.15	2.44	2.59	(0.13)	—	(0.13)
Year ended 3-31-2012	19.43	0.09	1.81	1.90	(0.06)	—	(0.06)
Year ended 3-31-2011	15.95	(0.01)	3.68	3.67	(0.19)	—	(0.19)
Class R6 Shares
Year ended 3-31-2015(5)	26.13	0.20	4.34	4.54	(0.24)	(0.87)	(1.11)
Class Y Shares
Year ended 3-31-2015	24.39	0.28	5.84	6.12	(0.24)	(0.87)	(1.11)
Year ended 3-31-2014	23.75	0.24	0.68	0.92	(0.28)	—	(0.28)
Year ended 3-31-2013	21.28	0.23	2.45	2.68	(0.21)	—	(0.21)
Year ended 3-31-2012	19.44	0.16	1.81	1.97	(0.13)	—	(0.13)
Year ended 3-31-2011	15.95	0.10	3.62	3.72	(0.23)	—	(0.23)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

86	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$29.38	25.19%	$543	1.46%		0.78%		1.56%		0.68%		48%
Year ended 3-31-2014	24.35	3.65	384	1.56		0.67		1.66		0.57		73
Year ended 3-31-2013	23.73	12.32	341	1.64		0.71		1.68		0.67		43
Year ended 3-31-2012	21.27	9.88	276	1.73		0.45		—		—		55
Year ended 3-31-2011	19.42	23.00	247	1.79		0.16		—		—		65
Class B Shares(4)
Year ended 3-31-2015	28.58	23.95	6	2.41		-0.10		2.51		-0.20		48
Year ended 3-31-2014	23.77	2.59	6	2.61		-0.28		2.71		-0.38		73
Year ended 3-31-2013	23.17	11.08	7	2.75		-0.29		2.79		-0.33		43
Year ended 3-31-2012	20.85	8.65	7	2.89		-0.62		—		—		55
Year ended 3-31-2011	19.20	21.51	8	3.01		-0.99		—		—		65
Class C Shares
Year ended 3-31-2015	28.92	24.27	21	2.18		0.01		2.28		-0.09		48
Year ended 3-31-2014	24.02	2.90	14	2.27		0.02		2.37		-0.08		73
Year ended 3-31-2013	23.42	11.50	15	2.35		0.03		2.39		-0.01		43
Year ended 3-31-2012	21.00	9.03	12	2.49		-0.28		—		—		55
Year ended 3-31-2011	19.27	22.07	12	2.56		-0.52		—		—		65
Class E Shares
Year ended 3-31-2015	29.37	24.88	4	1.67		0.49		1.93		0.23		48
Year ended 3-31-2014	24.35	3.58	2	1.67		0.54		2.15		0.06		73
Year ended 3-31-2013	23.72	12.27	2	1.67		0.61		2.27		0.01		43
Year ended 3-31-2012	21.27	9.90	1	1.67		0.50		2.36		-0.19		55
Year ended 3-31-2011	19.43	23.12	1	1.67		0.16		2.52		-0.69		65
Class I Shares
Year ended 3-31-2015	29.53	25.74	13	1.02		1.18		1.12		1.08		48
Year ended 3-31-2014	24.50	4.20	9	1.02		1.18		1.12		1.08		73
Year ended 3-31-2013	23.85	12.95	7	1.09		1.06		1.12		1.03		43
Year ended 3-31-2012	21.37	10.46	3	1.15		1.15		—		—		55
Year ended 3-31-2011	19.52	23.84	5	1.16		0.97		—		—		65
Class R Shares
Year ended 3-31-2015	29.37	24.92	2	1.64		0.72		1.74		0.62		48
Year ended 3-31-2014	24.35	3.58	1	1.66		0.62		1.76		0.52		73
Year ended 3-31-2013	23.73	12.23	2	1.71		0.69		1.75		0.65		43
Year ended 3-31-2012	21.27	9.84	1	1.73		0.49		—		—		55
Year ended 3-31-2011	19.43	23.17	1	1.70		-0.05		—		—		65
Class R6 Shares
Year ended 3-31-2015(5)	29.56	17.66	4	0.86	(6)	1.10	(6)	0.96	(6)	1.00	(6)	48	(7)
Class Y Shares
Year ended 3-31-2015	29.40	25.41	180	1.26		1.05		1.36		0.95		48
Year ended 3-31-2014	24.39	3.97	143	1.27		1.03		1.37		0.93		73
Year ended 3-31-2013	23.75	12.63	168	1.34		1.06		1.37		1.03		43
Year ended 3-31-2012	21.28	10.24	149	1.39		0.82		—		—		55
Year ended 3-31-2011	19.44	23.51	150	1.39		0.57		—		—		65

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	87

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SCIENCE AND TECHNOLOGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$52.71	$(0.36)	$4.77	$4.41	$—	$(1.17)	$(1.17)
Year ended 3-31-2014	39.79	(0.30)	14.54	14.24	—	(1.32)	(1.32)
Year ended 3-31-2013	33.54	(0.27)	6.71	6.44	—	(0.19)	(0.19)
Year ended 3-31-2012	35.09	(0.32)	0.93	0.61	—	(2.16)	(2.16)
Year ended 3-31-2011	29.35	(0.25)	6.39	6.14	—	(0.40)	(0.40)
Class B Shares(4)
Year ended 3-31-2015	45.73	(0.65)	4.10	3.45	—	(1.17)	(1.17)
Year ended 3-31-2014	34.92	(0.59)	12.72	12.13	—	(1.32)	(1.32)
Year ended 3-31-2013	29.69	(0.48)	5.90	5.42	—	(0.19)	(0.19)
Year ended 3-31-2012	31.58	(0.53)	0.77	0.24	—	(2.13)	(2.13)
Year ended 3-31-2011	26.62	(0.47)	5.75	5.28	—	(0.32)	(0.32)
Class C Shares
Year ended 3-31-2015	47.21	(0.65)	4.24	3.59	—	(1.17)	(1.17)
Year ended 3-31-2014	35.99	(0.58)	13.12	12.54	—	(1.32)	(1.32)
Year ended 3-31-2013	30.57	(0.47)	6.08	5.61	—	(0.19)	(0.19)
Year ended 3-31-2012	32.41	(0.51)	0.80	0.29	—	(2.13)	(2.13)
Year ended 3-31-2011	27.29	(0.44)	5.91	5.47	—	(0.35)	(0.35)
Class E Shares
Year ended 3-31-2015	52.57	(0.45)	4.75	4.30	—	(1.17)	(1.17)
Year ended 3-31-2014	39.74	(0.38)	14.53	14.15	—	(1.32)	(1.32)
Year ended 3-31-2013	33.48	(0.29)	6.74	6.45	—	(0.19)	(0.19)
Year ended 3-31-2012	35.04	(0.33)	0.92	0.59	—	(2.15)	(2.15)
Year ended 3-31-2011	29.33	(0.26)	6.38	6.12	—	(0.41)	(0.41)
Class I Shares
Year ended 3-31-2015	56.87	(0.23)	5.17	4.94	—	(1.17)	(1.17)
Year ended 3-31-2014	42.72	(0.19)	15.66	15.47	—	(1.32)	(1.32)
Year ended 3-31-2013	35.88	(0.17)	7.20	7.03	—	(0.19)	(0.19)
Year ended 3-31-2012	37.36	(0.23)	1.01	0.78	—	(2.26)	(2.26)
Year ended 3-31-2011	31.16	(0.16)	6.80	6.64	—	(0.44)	(0.44)
Class R Shares
Year ended 3-31-2015	52.04	(0.52)	4.70	4.18	—	(1.17)	(1.17)
Year ended 3-31-2014	39.42	(0.46)	14.40	13.94	—	(1.32)	(1.32)
Year ended 3-31-2013	33.32	(0.36)	6.65	6.29	—	(0.19)	(0.19)
Year ended 3-31-2012	34.93	(0.40)	0.92	0.52	—	(2.13)	(2.13)
Year ended 3-31-2011	29.27	(0.32)	6.37	6.05	—	(0.39)	(0.39)
Class R6 Shares
Year ended 3-31-2015(5)	57.21	(0.12)	4.78	4.66	—	(1.17)	(1.17)
Class Y Shares
Year ended 3-31-2015	55.20	(0.35)	5.00	4.65	—	(1.17)	(1.17)
Year ended 3-31-2014	41.60	(0.31)	15.23	14.92	—	(1.32)	(1.32)
Year ended 3-31-2013	35.03	(0.26)	7.02	6.76	—	(0.19)	(0.19)
Year ended 3-31-2012	36.54	(0.31)	0.98	0.67	—	(2.18)	(2.18)
Year ended 3-31-2011	30.54	(0.23)	6.65	6.42	—	(0.42)	(0.42)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

88	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$55.95	8.48%	$2,198	1.26%		-0.67%		—%	—%	32%
Year ended 3-31-2014	52.71	35.99	1,998	1.26		-0.63		—	—	35
Year ended 3-31-2013	39.79	19.28	759	1.37		-0.79		—	—	43
Year ended 3-31-2012	33.54	3.01	549	1.39		-1.02		—	—	51
Year ended 3-31-2011	35.09	21.09	568	1.40		-0.83		—	—	47
Class B Shares(4)
Year ended 3-31-2015	48.01	7.67	69	2.01		-1.42		—	—	32
Year ended 3-31-2014	45.73	34.91	71	2.04		-1.42		—	—	35
Year ended 3-31-2013	34.92	18.37	40	2.17		-1.59		—	—	43
Year ended 3-31-2012	29.69	2.15	32	2.24		-1.86		—	—	51
Year ended 3-31-2011	31.58	19.98	31	2.29		-1.72		—	—	47
Class C Shares
Year ended 3-31-2015	49.63	7.73	999	1.95		-1.37		—	—	32
Year ended 3-31-2014	47.21	35.02	776	1.97		-1.34		—	—	35
Year ended 3-31-2013	35.99	18.47	278	2.07		-1.50		—	—	43
Year ended 3-31-2012	30.57	2.25	219	2.13		-1.76		—	—	51
Year ended 3-31-2011	32.41	20.17	230	2.15		-1.58		—	—	47
Class E Shares
Year ended 3-31-2015	55.70	8.29	22	1.43		-0.84		1.55	-0.96	32
Year ended 3-31-2014	52.57	35.80	17	1.43		-0.80		1.63	-1.00	35
Year ended 3-31-2013	39.74	19.31	9	1.43		-0.85		1.91	-1.33	43
Year ended 3-31-2012	33.48	3.00	6	1.43		-1.06		2.01	-1.64	51
Year ended 3-31-2011	35.04	21.03	6	1.43		-0.87		2.08	-1.52	47
Class I Shares
Year ended 3-31-2015	60.64	8.79	1,871	0.97		-0.39		—	—	32
Year ended 3-31-2014	56.87	36.37	1,411	0.99		-0.36		—	—	35
Year ended 3-31-2013	42.72	19.70	322	1.04		-0.46		—	—	43
Year ended 3-31-2012	35.88	3.37	186	1.06		-0.69		—	—	51
Year ended 3-31-2011	37.36	21.48	182	1.07		-0.50		—	—	47
Class R Shares
Year ended 3-31-2015	55.05	8.15	114	1.57		-0.98		—	—	32
Year ended 3-31-2014	52.04	35.56	105	1.59		-0.96		—	—	35
Year ended 3-31-2013	39.42	18.96	56	1.64		-1.07		—	—	43
Year ended 3-31-2012	33.32	2.76	42	1.64		-1.27		—	—	51
Year ended 3-31-2011	34.93	20.83	35	1.61		-1.06		—	—	47
Class R6 Shares
Year ended 3-31-2015(5)	60.70	8.25	12	0.82	(6)	-0.32	(6)	—	—	32	(7)
Class Y Shares
Year ended 3-31-2015	58.68	8.53	1,030	1.22		-0.63		—	—	32
Year ended 3-31-2014	55.20	36.02	1,043	1.24		-0.61		—	—	35
Year ended 3-31-2013	41.60	19.40	552	1.29		-0.71		—	—	43
Year ended 3-31-2012	35.03	3.10	399	1.30		-0.93		—	—	51
Year ended 3-31-2011	36.54	21.18	445	1.31		-0.74		—	—	47

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	89

NOTES TO FINANCIAL STATEMENTS

Ivy Funds	MARCH 31, 2015

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Energy Fund, Ivy Global Natural Resources Fund, Ivy Global Real Estate Fund, Ivy Global Risk-Managed Real Estate Fund, Ivy Real Estate Securities Fund and Ivy Science and Technology Fund (each, a “Fund”) are eight series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A, Class B, Class C, Class I, Class Y, and Class R shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Certain Funds may also offer Class E shares. Class E shares are closed for all investments in the Ivy Balanced Fund and Ivy Energy Fund. Certain Funds may also offer Class R6 shares. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class R, Class R6 and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have a distribution and service plan. Class I shares and Class R6 shares are not included in the plan. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the year ended March 31, 2015, management believes that no liability for unrecognized tax positions is required. The Funds are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2010.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that

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cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rate (“LIBOR”) rates or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms,

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including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and other assets are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or assets are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

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Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities were sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE provided by an independent pricing service. Swaps are valued by an independent pricing service unless the price is unavailable, in

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which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

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Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation for all Level 3 investments still held as of March 31, 2015, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

The Funds may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument. Additionally, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Swap Agreements. Certain Funds may invest in swap agreements.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

2015	ANNUAL REPORT	95

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. FASB Accounting Standards Update 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity that has financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The following tables present financial instruments subject to master netting agreements as of March 31, 2015:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Asset Strategy Fund
Investments in unaffiliated securities at value*	$21,117	$—	$21,117	$(13,659)	$(6,213)	$—	$1,245
Global Natural Resources Fund
Unrealized appreciation on forward foreign currency contracts(1)	$1,403	$—	$1,403	$—	$(1,403)	$—	$—

*	Purchased options are reported as investments in unaffiliated securities on the Statement of Assets and Liabilities.

(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities sold receivable.

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Asset Strategy Fund
Unrealized depreciation on forward foreign currency contracts	$8,186	$—	$8,186	$—	$(7,875)	$—	$311
Written options at value	17,747	—	17,747	(13,659)	(1,853)	—	2,235
Total	$25,933	$—	$25,933	$(13,659)	$(9,728)	$—	$2,546

96	ANNUAL REPORT	2015

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of March 31, 2015:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy Asset Strategy Fund	Equity	Investments in unaffiliated securities at value*	$22,492	Written options at value	$17,747
	Equity	Unrealized appreciation on futures contracts**	4,323		—
	Foreign currency		—	Unrealized depreciation on forward foreign currency contracts	8,186
Ivy Global Natural Resources Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	1,283		—

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

** The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended March 31, 2015.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended March 31, 2015:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Asset Strategy Fund	Equity	$(151,546)	$(138,463)	$53,332	$141,350	$—	$(95,327)
	Foreign currency	—	—	—	—	132,774	132,774
Ivy Global Natural Resources Fund	Foreign currency	—	—	—	—	12,501	12,501
Ivy Science and Technology Fund	Equity	(3,451)	—	—	3,467	—	16

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended March 31, 2015:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Asset Strategy Fund	Equity	$14,184	$—	$4,323	$(6,109)	$—	$12,398
	Foreign currency	—	—	—	—	(44,418)	(44,418)
Ivy Global Natural Resources Fund	Foreign currency	—	—	—	—	3,123	3,123

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended March 31, 2015, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)	Written options(1)
Ivy Asset Strategy Fund	$7,517	$125,604	$—	$909,754	$40,231	$28,134
Ivy Global Natural Resources Fund	564	—	—	—	—	—
Ivy Science and Technology Fund	—	—	—	—	1,241	1,242

(1)	Average value outstanding during the period.
(2)	Average notional amount outstanding during the period.

The derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations and Notes to Schedule of Investments, serve as indicators of the volume of derivative activity for the Funds.

Objectives and Strategies

Ivy Asset Strategy Fund. The Fund’s objectives in using derivatives during the period included hedging market risk on equity securities, increasing exposure to various equity markets, managing exposure to various foreign currencies, and hedging certain event risks on positions held by the Fund. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Fund utilized futures, and option contracts on foreign

2015	ANNUAL REPORT	97

and domestic equity indices. To manage foreign currency exposure, the Fund utilized forward contracts and option contracts to either increase or decrease exposure to a given currency. To manage event risks, the Fund utilized total return swaps, short futures on foreign and domestic equity indices and option contracts, both written and purchased, on individual equity securities owned by the Fund.

Ivy Global Natural Resources Fund. The Fund’s objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Fund utilized forward contracts to either increase or decrease exposure to a given currency.

Ivy Science and Technology Fund. The Fund’s objective in using derivatives during the period was to hedge market risk on securities in its portfolio. To achieve this objective, the Fund utilized options, both written and purchased, on individual equity securities owned by the Fund and on domestic equity indices.

5.	WRITTEN OPTION ACTIVITY ($ amounts in thousands)

Transactions in written options were as follows:

Fund	Outstanding at 3-31-14	Options written	Options closed	Options exercised	Options expired	Outstanding at 3-31-15
Ivy Asset Strategy Fund
Number of Contracts	254,312	15,099,607	(14,547,839)	(41,087)	(543,094)	221,899
Premium Received	$60,246	$170,025	$(96,989)	$(1,762)	$(99,273)	$32,247
Ivy Science and Technology Fund
Number of Contracts	N/A	119,223	(119,223)	—	—	N/A
Premium Received	N/A	$6,692	$(6,692)	$—	$—	N/A

6.	BASIS FOR CONSOLIDATION OF THE IVY ASSET STRATEGY FUND

Ivy ASF II, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Ivy Asset Strategy Fund (referred to as “the Fund” in this subsection). Ivy ASF III (SBP), LLC and Ivy ASF, LLC (each a “Company”, collectively “the Companies”), Delaware limited liability companies, were incorporated as wholly owned companies acting as investment vehicles for the Fund. Each Subsidiary and Company acts as an investment vehicle for the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI.

The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund, its Subsidiary and the Companies. The consolidated financial statements include the accounts of the Fund and its Subsidiary and the Companies. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary and each Company comprising the entire issued share capital of the Subsidiary and each Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and each Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and each Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and each Company.

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2015 of each Subsidiary and Company to the Fund (amounts in thousands).

Subsidiary/Company	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	Percentage of Fund Net Assets
Ivy ASF II, Ltd.	1-31-13	4-10-13	$25,200,709	$1,691,972	6.71%
Ivy ASF III (SBP), LLC	4-9-13	4-23-13	25,200,709	708,584	2.81
Ivy ASF, LLC	12-10-12	12-18-12	25,200,709	310,643	1.23

7.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	Over $3,000M
Ivy Asset Strategy Fund	0.700%	0.700%	0.650%	0.600%	0.550%
Ivy Balanced Fund	0.700	0.700	0.650	0.600	0.550
Ivy Energy Fund	0.850	0.850	0.830	0.800	0.760
Ivy Global Natural Resources Fund	1.000	0.850	0.830	0.800	0.760
Ivy Global Real Estate Fund	0.950	0.950	0.920	0.870	0.840
Ivy Global Risk-Managed Real Estate Fund	0.950	0.950	0.920	0.870	0.840
Ivy Real Estate Securities Fund	0.900	0.900	0.870	0.840	0.800
Ivy Science and Technology Fund	0.850	0.850	0.830	0.800	0.760

For Funds managed solely by IICO, IICO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers below for amounts waived during the year ended March 31, 2015.

98	ANNUAL REPORT	2015

IICO has entered into Subadvisory Agreements with the following entities on behalf of certain Funds:

Under an agreement between IICO and Advantus Capital Management, Inc. (“Advantus”), Advantus serves as subadviser to Ivy Real Estate Securities Fund. Under an agreement between IICO and LaSalle Investment Management Securities, LLC (“LaSalle US”), LaSalle US serves as subadviser to Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds) reaches certain levels. Effective June 6, 2011 for Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. Prior to June 6, 2011 the fee was 0.20 of 1%. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class R6 shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. If the aggregate annual rate of the WISC transfer agent fee and the costs charged by the financial services companies exceeds $18.00 per account for a Fund, WISC will reimburse the Fund the amount in excess of $18.00.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee, based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Funds Distributors, Inc. (“IFDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IFDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IFDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IFDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IFDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

2015	ANNUAL REPORT	99

Sales Charges. As principal underwriter for the Trust’s shares, IFDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IFDI. During the year ended March 31, 2015, IFDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC							Commissions Paid(1)
		Class A		Class B		Class C		Class E
Ivy Asset Strategy Fund	$2,988	$216		$1,016		$1,149		$—	$8,473
Ivy Balanced Fund	1,327	7		110		92		—	2,169
Ivy Energy Fund	446	4		6		12		—	717
Ivy Global Natural Resources Fund	564	1		39		9		—	593
Ivy Global Real Estate Fund	33	—	*	—	*	—	*	—	32
Ivy Global Risk-Managed Real Estate Fund	54	—	*	—		—	*	—	54
Ivy Real Estate Securities Fund	512	1		4		4		—	487
Ivy Science and Technology Fund	1,690	16		73		205		—	2,954

*	Not shown due to rounding.

(1)	IFDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. Fund and class expense limitations and related waivers/reimbursements for the year ended March 31, 2015 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Asset Strategy Fund	Class E	Contractual	8-1-2008	7-31-2015	1.00%	$75		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$326		12b-1 Fees and/or Shareholder Servicing
Ivy Balanced Fund	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Energy Fund	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Global Natural Resources Fund	Class E	Contractual	8-1-2008	7-31-2015	1.27%	$51		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Global Real Estate Fund	Class A	Contractual	4-1-2013	7-31-2015	1.51%	$164		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	4-1-2013	7-31-2015	Not to exceed Class A	$3		12b-1 Fees and/or Shareholder Servicing
Ivy Global Risk-Managed Real Estate Fund	Class A	Contractual	4-1-2013	7-31-2015	1.51%	$99		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	4-1-2013	7-31-2015	Not to exceed Class A	$8		12b-1 Fees and/or Shareholder Servicing
Ivy Real Estate Securities Fund	All Classes	Contractual	12-3-2012	7-31-2015	N/A	$665	(1)	Investment Management Fee
	Class E	Contractual	8-1-2008	7-31-2015	1.67%	$5		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Science and Technology Fund	Class E	Contractual	8-1-2008	7-31-2015	1.43%	$22		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A

(1)	The Fund’s investment management fee is being reduced by 0.10% of average daily net assets until July 31, 2015.

100	ANNUAL REPORT	2015

Any amounts due to the Funds as a reimbursement but not paid as of March 31, 2015 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

8.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios; referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2015.

9.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended March 31, 2015 follows:

	3-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	3-31-15 Share Balance	3-31-15 Value
Ivy Asset Strategy Fund
Galaxy Entertainment Group(1)	229,601	$—	$194,091	$156,296	$34,061	N/A	N/A
Legend Pictures LLC(2)	190	—	—	—	—	190	$310,630
Media Group Holdings LLC, Series H(2)	640	—	—	—	—	640	324,734
Media Group Holdings LLC, Series I(2)	381	—	—	—	—	381	182,740
Media Group Holdings LLC, Series T(2)	80	12,038	—	—	—	80	201,095
Wynn Resorts Ltd.(1)	5,551	—	203,347	931,639	5,711	N/A	N/A
				$1,087,935	$39,772		$1,019,199

	3-31-14 Principal Balance				Interest Received	3-31-15 Principal Balance
Legendary Pictures Funding LLC and Legendary Finance, Inc., 8.000%, 3-15-18	$351,700	$—	$—	$—	$28,136	$351,700	$351,278

	3-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	3-31-15 Share Balance	3-31-15 Value
Ivy Science and Technology Fund
ACI Worldwide, Inc.(2)	1,858	$46,514	$—	$—	$—	8,022	$173,749
Acxiom Corp.(2)	4,710	33,307	—	—	—	6,256	115,680
Aspen Technology, Inc.(2)	4,250	33,472	—	—	—	5,185	199,563
Avinger, Inc.(2)	N/A	17,826	—	—	—	1,361	15,092
BioAmber, Inc.(2)	1,352	14,464	—	—	—	2,558	22,276
BioAmber, Inc. Warrants(2)	1,126	315	—	—	—	1,126	2,029
Euronet Worldwide, Inc.(2)	3,387	22,226	—	—	—	3,845	225,881
Evogene Ltd.(2)	1,120	8,101	—	—	—	1,695	14,950
iGATE Corp.(2)	4,341	43,397	—	—	—	5,590	238,482
Marrone Bio Innovations, Inc.(2)	967	15,549	—	—	—	2,608	10,092
Nanometrics, Inc.(2)	1,438	—	—	—	—	1,438	24,195
Photronics, Inc.(2)	3,231	4,209	—	—	—	3,717	31,592
Rambus, Inc.(2)	5,675	10,182	—	—	—	6,607	83,078
Semtech Corp.(2)	N/A	92,128	—	—	—	3,400	90,584
Silver Spring Networks, Inc.(2)	4,810	—	—	—	—	4,810	42,999
Volcano Corp.(1)(2)	3,192	—	69,595	(37,168)	—	N/A	N/A
WNS (Holdings) Ltd. ADR(2)	5,625	7,215	—	—	—	5,981	145,463
				$(37,168)	$—		$1,435,705

(1)	No longer affiliated as of March 31, 2015.
(2)	No dividends were paid during the preceding 12 months.

2015	ANNUAL REPORT	101

10.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended March 31, 2015, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Asset Strategy Fund	$—	$17,531,811	$—	$23,907,499
Ivy Balanced Fund	—	1,108,056	3,185	656,344
Ivy Energy Fund	—	336,820	—	67,199
Ivy Global Natural Resources Fund	—	316,604	—	633,309
Ivy Global Real Estate Fund	—	23,570	—	18,995
Ivy Global Risk-Managed Real Estate Fund	—	46,897	—	25,629
Ivy Real Estate Securities Fund	—	389,599	—	312,932
Ivy Science and Technology Fund	—	2,086,565	—	1,759,501

11.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Asset Strategy Fund				Ivy Balanced Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	47,606	$1,407,953	77,215	$2,309,512	19,638	$493,481	21,491	$496,715
Class B	824	21,113	2,100	58,879	396	9,882	1,091	24,765
Class C	39,829	1,105,493	50,077	1,458,935	10,719	267,782	11,836	272,313
Class E	371	10,986	409	12,210	7	178	—	—
Class I	139,561	4,195,420	149,067	4,492,790	6,731	168,878	6,506	150,951
Class R	1,895	55,783	1,885	55,805	284	7,126	179	4,271
Class R6	459	14,156	N/A	N/A	172	4,378	N/A	N/A
Class Y	10,581	311,795	14,825	444,314	2,415	60,315	3,247	75,937
Shares issued in reinvestment of distributions to shareholders:
Class A	40,400	1,039,911	1,278	39,548	1,423	35,153	770	18,009
Class B	3,440	84,800	2	59	67	1,632	47	1,094
Class C	43,546	1,079,941	62	1,862	607	14,917	304	7,092
Class E	457	11,791	10	321	— *	7	— *	5
Class I	47,260	1,228,281	1,508	47,035	363	8,965	149	3,486
Class R	887	22,679	10	302	10	244	1	31
Class R6	65	1,697	N/A	N/A	2	57	N/A	N/A
Class Y	6,795	175,308	192	5,949	189	4,676	126	2,955
Shares redeemed:
Class A	(148,932)	(4,436,234)	(63,367)	(1,857,767)	(9,355)	(234,360)	(5,306)	(123,386)
Class B	(6,800)	(189,484)	(3,752)	(107,194)	(424)	(10,505)	(308)	(7,104)
Class C	(91,523)	(2,544,661)	(44,308)	(1,263,248)	(4,079)	(101,735)	(1,995)	(46,197)
Class E	(383)	(11,069)	(228)	(6,765)	(7)	(178)	—	—
Class I	(262,487)	(7,677,182)	(81,707)	(2,433,058)	(3,496)	(87,696)	(1,059)	(24,795)
Class R	(1,681)	(48,332)	(1,341)	(38,906)	(112)	(2,793)	(33)	(751)
Class R6	(57)	(1,529)	N/A	N/A	(24)	(601)	N/A	N/A
Class Y	(21,544)	(631,351)	(10,226)	(301,983)	(1,651)	(41,166)	(1,251)	(28,978)
Net increase (decrease)	(149,431)	$(4,772,735)	93,711	$2,918,600	23,875	$598,637	35,795	$826,413

*	Not shown due to rounding.

102	ANNUAL REPORT	2015

	Ivy Energy Fund				Ivy Global Natural Resources Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	12,934	$196,136	3,770	$55,011	6,383	$114,855	7,105	$124,963
Class B	156	2,187	66	922	27	450	80	1,228
Class C	5,209	71,618	852	11,867	899	13,582	828	12,463
Class E	10	188	—	—	64	1,142	51	920
Class I	8,318	133,864	735	11,287	5,752	112,548	3,074	55,588
Class R	930	14,355	292	4,452	773	13,792	447	7,789
Class R6	151	2,215	N/A	N/A	342	6,865	N/A	N/A
Class Y	3,557	57,372	1,057	16,026	736	13,592	927	16,459
Shares issued in reinvestment of distributions to shareholders:
Class A	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class E	—	—	—	—	—	—	—	—
Class I	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class R6	—	—	N/A	N/A	—	—	N/A	N/A
Class Y	—	—	—	—	—	—	—	—
Shares redeemed:
Class A	(5,341)	(81,867)	(2,047)	(30,275)	(19,225)	(356,829)	(31,349)	(550,725)
Class B	(107)	(1,578)	(69)	(967)	(939)	(14,884)	(2,026)	(31,165)
Class C	(953)	(13,396)	(398)	(5,501)	(5,115)	(77,767)	(9,749)	(146,779)
Class E	(10)	(188)	—	—	(57)	(1,042)	(67)	(1,205)
Class I	(3,438)	(52,179)	(364)	(5,557)	(6,752)	(121,488)	(18,133)	(321,832)
Class R	(149)	(2,355)	(31)	(451)	(980)	(17,086)	(1,010)	(17,588)
Class R6	(12)	(167)	N/A	N/A	(51)	(887)	N/A	N/A
Class Y	(2,042)	(32,645)	(542)	(8,114)	(1,630)	(29,676)	(6,679)	(120,590)
Net increase (decrease)	19,213	$293,560	3,321	$48,700	(19,773)	$(342,833)	(56,501)	$(970,474)

	Ivy Global Real Estate Fund				Ivy Global Risk-Managed Real Estate Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	1,603	$17,148	2,636	$26,145	4,038	$43,610	3,181	$31,958
Class B	4	40	45	460	21	222	201	2,066
Class C	51	547	103	1,065	308	3,463	417	4,286
Class I	402	4,259	393	4,047	1,786	19,699	1,716	17,642
Class R	6	60	80	828	201	2,289	400	4,111
Class Y	88	992	121	1,250	544	6,167	600	6,165
Shares issued in reinvestment of distributions to shareholders:
Class A	59	620	31	284	57	601	16	145
Class B	— *	1	—	—	— *	1	—	—
Class C	— *	4	— *	1	1	7	— *	2
Class I	2	18	1	6	1	10	— *	1
Class R	—	—	—	—	—	—	—	—
Class Y	— *	3	—	—	— *	3	—	—
Shares redeemed:
Class A	(1,312)	(14,034)	(438)	(4,406)	(2,376)	(26,058)	(1,156)	(11,868)
Class B	(2)	(20)	(22)	(229)	(2)	(16)	(100)	(1,067)
Class C	(17)	(175)	(49)	(513)	(213)	(2,425)	(203)	(2,137)
Class I	(377)	(4,004)	(183)	(1,941)	(1,731)	(19,107)	(853)	(9,016)
Class R	(1)	(6)	(40)	(426)	(200)	(2,282)	(200)	(2,112)
Class Y	(60)	(686)	(60)	(641)	(409)	(4,625)	(300)	(3,168)
Net increase	446	$4,767	2,618	$25,930	2,026	$21,559	3,719	$37,008

*	Not shown due to rounding.

2015	ANNUAL REPORT	103

	Ivy Real Estate Securities Fund				Ivy Science and Technology Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	6,765	$185,538	6,193	$145,286	14,862	$790,241	24,002	$1,148,654
Class B	41	1,087	46	1,073	166	7,634	634	25,486
Class C	343	9,334	151	3,531	6,311	299,679	9,859	427,653
Class E	37	1,031	21	492	92	4,879	94	4,441
Class I	292	8,171	194	4,574	17,842	1,030,856	20,813	1,070,132
Class R	47	1,265	22	504	816	43,023	1,054	49,563
Class R6	145	3,931	N/A	N/A	224	13,124	N/A	N/A
Class Y	1,169	31,677	564	13,518	5,695	318,164	10,240	509,037
Shares issued in reinvestment of distributions to shareholders:
Class A	628	17,374	153	3,426	755	39,993	747	37,078
Class B	6	171	—	—	32	1,479	40	1,712
Class C	18	501	2	42	368	17,353	302	13,459
Class E	4	96	1	17	8	409	8	375
Class I	14	380	5	101	481	27,588	356	19,038
Class R	2	55	1	10	40	2,109	44	2,161
Class R6	4	120	N/A	N/A	4	225	N/A	N/A
Class Y	241	6,651	81	1,825	340	18,883	406	21,086
Shares redeemed:
Class A	(4,655)	(127,234)	(4,994)	(116,173)	(14,234)	(759,811)	(5,918)	(282,005)
Class B	(65)	(1,705)	(104)	(2,362)	(305)	(13,937)	(262)	(10,866)
Class C	(201)	(5,337)	(209)	(4,763)	(3,005)	(142,289)	(1,439)	(62,159)
Class E	(10)	(273)	(12)	(270)	(29)	(1,562)	(20)	(934)
Class I	(205)	(5,590)	(138)	(3,220)	(12,280)	(700,403)	(3,901)	(204,694)
Class R	(44)	(1,198)	(40)	(976)	(801)	(42,045)	(497)	(23,558)
Class R6	(28)	(808)	N/A	N/A	(23)	(1,359)	N/A	N/A
Class Y	(1,156)	(31,734)	(1,854)	(43,225)	(7,379)	(407,462)	(5,023)	(255,286)
Net increase	3,392	$93,503	83	$3,410	9,980	$546,771	51,539	$2,490,373

12.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at March 31, 2015 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Ivy Asset Strategy Fund	$22,959,546	$3,223,120	$961,208	$2,261,912
Ivy Balanced Fund	2,198,766	360,543	20,736	339,807
Ivy Energy Fund	414,767	33,303	14,462	18,841
Ivy Global Natural Resources Fund	1,079,886	187,717	137,814	49,903
Ivy Global Real Estate Fund	30,796	3,467	406	3,061
Ivy Global Risk-Managed Real Estate Fund	58,331	5,590	745	4,845
Ivy Real Estate Securities Fund	536,845	235,350	790	234,560
Ivy Science and Technology Fund	4,407,795	2,050,331	122,801	1,927,530

104	ANNUAL REPORT	2015

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended March 31, 2015 and the post-October and late-year ordinary activity were as follows:

Fund	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred

Ivy Asset Strategy Fund	$112,911	$3,598	$4,634,585	$959,717	$—	$—	$—
Ivy Balanced Fund	17,735	16,561	57,005	43,653	—	—	—
Ivy Energy Fund	—	—	—	—	—	11,995	—
Ivy Global Natural Resources Fund	—	—	—	—	—	25,407	—
Ivy Global Real Estate Fund	642	322	132	188	—	—	—
Ivy Global Risk-Managed Real Estate Fund	1,265	246	—	—	—	—	—
Ivy Real Estate Securities Fund	13,669	4,985	12,139	16,448	—	—	—
Ivy Science and Technology Fund	—	—	124,817	15,810	—	—	11,907

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

Accumulated capital losses represent net capital loss carryovers as of March 31, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was March 31, 2012. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable Funds electing to be taxed as a regulated investment company during the year ended March 31, 2015:

	Pre-Enactment			Post-Enactment
Fund	2016	2017	2018	Short- Term Capital Loss Carryover	Long- Term Capital Loss Carryover
Ivy Asset Strategy Fund	$—	$—	$—	$—	$—
Ivy Balanced Fund	—	—	—	—	—
Ivy Energy Fund	—	—	6,022	265	754
Ivy Global Natural Resources Fund	—	—	1,529,206	245,555	262,384
Ivy Global Real Estate Fund	—	—	—	—	—
Ivy Global Risk-Managed Real Estate Fund	—	—	—	—	—
Ivy Real Estate Securities Fund	—	—	—	—	—
Ivy Science and Technology Fund	—	—	—	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), partnership transactions, and expiring capital loss carryovers. At March 31, 2015, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Ivy Asset Strategy Fund	$(65,192)	$221,145	$(155,953)
Ivy Balanced Fund	17	(3)	(14)
Ivy Energy Fund	1,452	(459)	(993)
Ivy Global Natural Resources Fund	2,553	(701)	(1,852)
Ivy Global Real Estate Fund	214	(213)	(1)
Ivy Global Risk-Managed Real Estate Fund	384	(383)	(1)
Ivy Real Estate Securities Fund	—	—	—
Ivy Science and Technology Fund	37,201	139	(37,340)

2015	ANNUAL REPORT	105

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ivy Funds

To the Shareholders and Board of Trustees of Ivy Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Energy Fund, Ivy Global Natural Resources Fund, Ivy Global Real Estate Fund, Ivy Global Risk-Managed Real Estate Fund, Ivy Real Estate Securities Fund, and Ivy Science and Technology Fund, eight of the thirty-three funds constituting Ivy Funds (the “Funds”), as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

May 22, 2015

106	ANNUAL REPORT	2015

INCOME TAX INFORMATION

Ivy Funds	AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended March 31, 2015:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy Asset Strategy Fund	$112,911,328	$112,911,328
Ivy Balanced Fund	16,233,442	16,233,442
Ivy Energy Fund	—	—
Ivy Global Natural Resources Fund	—	—
Ivy Global Real Estate Fund	—	—
Ivy Global Risk-Managed Real Estate Fund	—	—
Ivy Real Estate Securities Fund	—	—
Ivy Science and Technology Fund	—	—

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Asset Strategy Fund	$4,634,584,571
Ivy Balanced Fund	57,005,133
Ivy Energy Fund	—
Ivy Global Natural Resources Fund	—
Ivy Global Real Estate Fund	131,555	(1)
Ivy Global Risk-Managed Real Estate Fund	—
Ivy Real Estate Securities Fund	12,139,192	(2)
Ivy Science and Technology Fund	124,817,396

(1)	Of this amount $17,251 is Unrecaptured Section 1250 Gain.
(2)	Of this amount $918,984 is Unrecaptured Section 1250 Gain.

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

2015	ANNUAL REPORT	107

BOARD OF TRUSTEES AND OFFICERS

Ivy Funds

The Trust is governed by the Board of Trustees (the “Board”). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Disinterested Trustees. The Board elects the officers who are responsible for administering the Funds’ day-to-day operations. The Waddell & Reed Fund Complex (“Fund Complex”) is comprised of the Ivy Family of Funds, the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (20 funds), Ivy Funds Variable Insurance Portfolios (29 funds) and InvestEd Portfolios (3 funds). Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Advisors Fund Complex. Each member of the Board is also a member of the Board of Trustees of IVH.

Joseph Harroz, Jr. serves as Independent Chair of the Trust’s Board and of the Board of Trustees of IVH.

A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.800.777.6472. It is also available on the Ivy Funds website, www.ivyfunds.com.

Disinterested Trustees

The following table provides information regarding each Disinterested Trustee.

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President, Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present).	87	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1985 to present); Member, Kansas Board of Regents (2007 to 2011); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member, Kansas Foundation for Medical Care (until 2011); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2008	Chief Executive Officer (CEO), CalPac Pizza LLC (2011 to present); CEO, CalPac Pizza II LLC (2012 to present); CEO, PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza, LLC (2013); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (Homebuilding & Development) (2013 to present).	35	Trustee, IVH.
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2008 2008	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present).	87	Director and Investor, Valliance Bank (2004 to present); Director, Foundation Healthcare, (formerly Graymark HealthCare) (2008 to present); Trustee, The Mewbourne Family Support Organization (2003 to present) (non-profit); Director/Trustee, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Trustee of Advisors Fund Complex (52 portfolios overseen); Trustee, IVH.

108	ANNUAL REPORT	2015

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2008	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	35	Director, Thomas Foundation for Cancer Research (2005 to present); Trustee, IVH.
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	2008	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present).	87	Trustee of Advisors Fund Complex (52 portfolios overseen); Trustee, IVH.
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2008	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	35	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003 to present); Director, d-bx Target Date Funds (2007 to April, 2015); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee, IVH.
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	35	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to present); Trustee, IVH.

Interested Trustees

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, IICO, each Fund’s principal underwriter, IFDI, and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	2008 2008	Chairman, WDR (January 2010 to present); CEO, WDR (2005 to present); President, CEO and Chairman, IICO (2002 to present); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993 to present); President and Trustee of each of the funds in the Fund Complex.	87	Director, WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed, Inc.; Director, Blue Cross Blue Shield of Kansas City.

2015	ANNUAL REPORT	109

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President Secretary	2008 2008	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present).
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007

Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer

of each of the funds in the Fund Complex (2003 to 2006).

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Assistant Secretary	2014 2014 2014	2014 2014 2014

Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014

to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the

Fund Complex (2014 to present).

Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present).

*	This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

110	ANNUAL REPORT	2015

ANNUAL PRIVACY NOTICE

Ivy Funds

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Funds Distributor, Inc. (“IFDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

2015	ANNUAL REPORT	111

PROXY VOTING INFORMATION

Ivy Funds

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Funds’ website at www.ivyfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Ivy Funds

Portfolio holdings can be found on the Trust’s website at www.ivyfunds.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE

Ivy Funds

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:

Ivy Funds

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

112	ANNUAL REPORT	2015

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2015	ANNUAL REPORT	113

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114	ANNUAL REPORT	2015

The Ivy Funds Family

Domestic Equity Funds

Ivy Core Equity Fund

Ivy Dividend Opportunities Fund

Ivy Large Cap Growth Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Growth Fund

Ivy Small Cap Value Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

Global/International Funds

Ivy Cundill Global Value Fund

Ivy Emerging Markets Equity Fund

Ivy Emerging Markets Local Currency Debt Fund

Ivy European Opportunities Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund1

1(formerly known as Ivy International Growth Fund)

Ivy Global Income Allocation Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Speciality Funds

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy Global Natural Resources Fund

Ivy Global Real Estate Fund

Ivy Global Risk-Managed Real Estate Fund

Ivy Real Estate Securities Fund

Ivy Science and Technology Fund

Fixed Income Funds

Ivy Bond Fund

Ivy Global Bond Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Money Market Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

1.800.777.6472

Visit us online at www.ivyfunds.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Funds Distributor, Inc.

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Ivy Funds, call your financial advisor or visit us online at www.ivyfunds.com. Please read the prospectus, or summary prospectus, carefully before investing.

2015	ANNUAL REPORT	115

ANN-IVYSPEC (3-15)

Annual Report

March 31, 2015

Ivy Funds

Ivy Bond Fund

Ivy Core Equity Fund

Ivy Cundill Global Value Fund

Ivy Dividend Opportunities Fund

Ivy Emerging Markets Equity Fund

Ivy European Opportunities Fund

Ivy Global Bond Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy Global Income Allocation Fund

Ivy High Income Fund

Ivy International Core Equity Fund

Ivy Large Cap Growth Fund

Ivy Limited-Term Bond Fund

Ivy Managed International Opportunities Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Money Market Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Small Cap Growth Fund

Ivy Small Cap Value Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

CONTENTS

Ivy Funds

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2	ANNUAL REPORT	2015

PRESIDENT’S LETTER

Ivy Funds	MARCH 31, 2015 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder,

The U.S. was the bright spot on the global economic landscape over the year since our last report to you. Very sluggish growth continued in Europe, while growth in China hit its slowest pace in years. Geopolitical tensions rose in the Middle East and Russia. In the U.S., however, the economy continued its gradual growth, supported by improving data on a number of fronts, including gains in hiring and consumer spending. The financial markets experienced intermittent volatility over the fiscal year, but overall realized positive returns.

One of the most significant developments over the period was the steep drop in energy prices. The decline in oil and a sharp rally in the U.S. dollar combined to fuel market volatility, starting in the summer of calendar 2014 and continuing in varying degrees through the first quarter of calendar 2015. Equities were particularly volatile in the fall, when we saw the S&P 500 Index shed nearly 150 points between mid-September and mid-October. Stocks recovered quickly, however, with the index regaining all of the lost ground by Halloween and touching record-high territory.

In fixed income markets, global economic sluggishness drove already-low yields even lower. Yields on investment-grade securities continued at exceptionally low levels. Central banks around the world took steps to address growth concerns, resulting in negative interest rates in parts of Europe.

The U.S. economy’s ability to maintain growth in the face of sluggish global growth is one of the key questions for the months ahead. It is our view that U.S. economic growth will continue. We believe an improving U.S. jobs picture, little inflation and low interest rates create a favorable environment for U.S. businesses and will combine to drive corporate earnings growth and equity valuations.

This is not to imply, however, that it will be a year free from volatility on the domestic front. Questions remain about the future behavior of oil prices and the strength of the dollar. While challenges remain, we do see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot	3/31/15	3/31/14
S&P 500 Index	2,067.89	1,872.34
MSCI EAFE Index	1,849.34	1,915.69
10-Year Treasury Yield	1.94%	2.73%
U.S. unemployment rate	5.50%	6.70%
30-year fixed mortgage rate	3.69%	4.65%
Oil price per barrel	$47.60	$101.58

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2015	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES

Ivy Funds	(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2015.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 on the Friday prior to the last week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 7 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Ivy Bond Fund
Class A	$1,000	$1,031.70	$5.08	$1,000	$1,019.89	$5.05	1.01%
Class B**	$1,000	$1,026.50	$10.34	$1,000	$1,014.74	$10.28	2.04%
Class C	$1,000	$1,027.70	$9.02	$1,000	$1,016.05	$8.97	1.78%
Class E	$1,000	$1,031.00	$5.79	$1,000	$1,019.25	$5.75	1.14%
Class I	$1,000	$1,033.30	$3.76	$1,000	$1,021.28	$3.74	0.73%
Class R	$1,000	$1,030.20	$6.60	$1,000	$1,018.44	$6.56	1.30%
Class R6	$1,000	$1,034.10	$2.95	$1,000	$1,022.02	$2.93	0.58%
Class Y	$1,000	$1,031.80	$4.98	$1,000	$1,020.03	$4.95	0.98%

4	ANNUAL REPORT	2015

ILLUSTRATION OF FUND EXPENSES

Ivy Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Ivy Core Equity Fund
Class A	$1,000	$1,045.00	$5.93	$1,000	$1,019.18	$5.86	1.15%
Class B**	$1,000	$1,040.70	$10.51	$1,000	$1,014.66	$10.38	2.06%
Class C	$1,000	$1,041.70	$9.70	$1,000	$1,015.45	$9.57	1.90%
Class E	$1,000	$1,044.50	$6.85	$1,000	$1,018.20	$6.76	1.35%
Class I	$1,000	$1,046.60	$4.30	$1,000	$1,020.75	$4.24	0.84%
Class R	$1,000	$1,043.30	$7.66	$1,000	$1,017.47	$7.57	1.50%
Class R6	$1,000	$1,047.20	$3.79	$1,000	$1,021.19	$3.74	0.75%
Class Y	$1,000	$1,046.50	$4.30	$1,000	$1,020.75	$4.24	0.84%
Ivy Cundill Global Value Fund
Class A	$1,000	$930.70	$7.53	$1,000	$1,017.10	$7.87	1.57%
Class B**	$1,000	$925.10	$13.28	$1,000	$1,011.17	$13.88	2.76%
Class C	$1,000	$927.30	$10.50	$1,000	$1,014.00	$10.98	2.19%
Class E	$1,000	$930.50	$7.63	$1,000	$1,017.02	$7.97	1.59%
Class I	$1,000	$932.80	$5.41	$1,000	$1,019.33	$5.65	1.12%
Class R	$1,000	$929.50	$8.30	$1,000	$1,016.32	$8.67	1.73%
Class R6	$1,000	$933.40	$4.64	$1,000	$1,020.13	$4.85	0.96%
Class Y	$1,000	$931.70	$6.66	$1,000	$1,018.01	$6.96	1.39%
Ivy Dividend Opportunities Fund
Class A	$1,000	$1,045.20	$6.34	$1,000	$1,018.76	$6.26	1.24%
Class B**	$1,000	$1,040.60	$10.20	$1,000	$1,014.95	$10.07	2.00%
Class C	$1,000	$1,041.20	$9.70	$1,000	$1,015.45	$9.57	1.90%
Class E	$1,000	$1,044.20	$6.95	$1,000	$1,018.11	$6.86	1.37%
Class I	$1,000	$1,046.70	$4.71	$1,000	$1,020.30	$4.65	0.93%
Class R	$1,000	$1,044.00	$7.77	$1,000	$1,017.34	$7.67	1.52%
Class R6	$1,000	$1,047.40	$3.99	$1,000	$1,021.03	$3.94	0.78%
Class Y	$1,000	$1,045.40	$6.03	$1,000	$1,019.07	$5.96	1.18%
Ivy Emerging Markets Equity Fund
Class A	$1,000	$1,053.10	$7.80	$1,000	$1,017.37	$7.67	1.52%
Class B**	$1,000	$1,049.00	$12.81	$1,000	$1,012.48	$12.58	2.50%
Class C	$1,000	$1,048.90	$12.19	$1,000	$1,013.03	$11.98	2.39%
Class E***	$1,000	$1,054.10	$6.88	$1,000	$1,018.19	$6.76	1.35%
Class I	$1,000	$1,055.30	$6.37	$1,000	$1,018.77	$6.26	1.23%
Class R	$1,000	$1,051.70	$9.44	$1,000	$1,015.76	$9.27	1.84%
Class R6	$1,000	$1,055.90	$5.55	$1,000	$1,019.51	$5.45	1.09%
Class Y	$1,000	$1,053.40	$7.70	$1,000	$1,017.46	$7.57	1.50%
Ivy European Opportunities Fund
Class A	$1,000	$1,035.50	$8.65	$1,000	$1,016.40	$8.57	1.71%
Class B**	$1,000	$1,029.70	$14.72	$1,000	$1,010.39	$14.58	2.92%
Class C	$1,000	$1,032.40	$11.99	$1,000	$1,013.14	$11.88	2.37%
Class E***	$1,000	$1,037.70	$6.72	$1,000	$1,018.30	$6.66	1.33%
Class I	$1,000	$1,038.10	$6.22	$1,000	$1,018.86	$6.16	1.22%
Class R	$1,000	$1,034.80	$9.26	$1,000	$1,015.82	$9.17	1.83%
Class R6	$1,000	$1,038.80	$5.50	$1,000	$1,019.58	$5.45	1.07%
Class Y	$1,000	$1,036.80	$7.54	$1,000	$1,017.48	$7.46	1.49%
See footnotes on page 9.

2015	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES

Ivy Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Ivy Global Bond Fund
Class A	$1,000	$969.70	$4.92	$1,000	$1,019.97	$5.05	0.99%
Class B**	$1,000	$966.10	$8.55	$1,000	$1,016.25	$8.77	1.74%
Class C	$1,000	$966.10	$8.55	$1,000	$1,016.25	$8.77	1.74%
Class I	$1,000	$970.90	$3.65	$1,000	$1,021.24	$3.74	0.74%
Class R	$1,000	$967.40	$7.18	$1,000	$1,017.61	$7.36	1.47%
Class R6	$1,000	$971.10	$3.55	$1,000	$1,021.33	$3.64	0.72%
Class Y	$1,000	$969.70	$4.83	$1,000	$1,019.99	$4.95	0.99%
Ivy Global Equity Income Fund
Class A	$1,000	$1,047.10	$6.65	$1,000	$1,018.44	$6.56	1.30%
Class B**	$1,000	$1,043.70	$10.12	$1,000	$1,015.04	$9.97	1.98%
Class C	$1,000	$1,043.80	$9.91	$1,000	$1,015.20	$9.77	1.95%
Class I	$1,000	$1,049.00	$4.82	$1,000	$1,020.24	$4.75	0.94%
Class R	$1,000	$1,045.70	$7.98	$1,000	$1,017.09	$7.87	1.57%
Class R6	$1,000	$1,049.60	$4.20	$1,000	$1,020.78	$4.14	0.83%
Class Y	$1,000	$1,047.70	$6.04	$1,000	$1,019.00	$5.96	1.19%
Ivy Global Growth Fund
Class A	$1,000	$1,054.70	$7.50	$1,000	$1,017.66	$7.36	1.46%
Class B**	$1,000	$1,049.40	$12.50	$1,000	$1,012.71	$12.28	2.45%
Class C	$1,000	$1,050.80	$11.38	$1,000	$1,013.86	$11.18	2.22%
Class E***	$1,000	$1,056.20	$6.17	$1,000	$1,018.93	$6.06	1.20%
Class I	$1,000	$1,056.60	$5.55	$1,000	$1,019.50	$5.45	1.09%
Class R	$1,000	$1,053.40	$8.62	$1,000	$1,016.51	$8.47	1.69%
Class R6	$1,000	$1,057.40	$4.83	$1,000	$1,020.22	$4.75	0.95%
Class Y	$1,000	$1,055.30	$6.89	$1,000	$1,018.20	$6.76	1.35%
Ivy Global Income Allocation Fund
Class A	$1,000	$1,015.40	$6.45	$1,000	$1,018.55	$6.46	1.28%
Class B**	$1,000	$1,010.60	$10.86	$1,000	$1,014.11	$10.88	2.17%
Class C	$1,000	$1,011.80	$9.46	$1,000	$1,015.49	$9.47	1.89%
Class E	$1,000	$1,015.20	$6.65	$1,000	$1,018.31	$6.66	1.33%
Class I	$1,000	$1,017.10	$4.64	$1,000	$1,020.35	$4.65	0.92%
Class R	$1,000	$1,014.30	$7.65	$1,000	$1,017.36	$7.67	1.52%
Class R6	$1,000	$1,017.90	$3.93	$1,000	$1,021.06	$3.94	0.78%
Class Y	$1,000	$1,016.00	$5.85	$1,000	$1,019.11	$5.86	1.17%
Ivy High Income Fund
Class A	$1,000	$1,002.60	$4.71	$1,000	$1,020.25	$4.75	0.94%
Class B**	$1,000	$998.90	$8.30	$1,000	$1,016.59	$8.37	1.67%
Class C	$1,000	$999.20	$8.20	$1,000	$1,016.76	$8.27	1.64%
Class E	$1,000	$1,001.00	$6.40	$1,000	$1,018.57	$6.46	1.28%
Class I	$1,000	$1,003.90	$3.51	$1,000	$1,021.47	$3.54	0.69%
Class R	$1,000	$1,001.20	$6.40	$1,000	$1,018.53	$6.46	1.28%
Class R6	$1,000	$1,004.80	$2.71	$1,000	$1,022.23	$2.73	0.54%
Class Y	$1,000	$1,002.80	$4.71	$1,000	$1,020.25	$4.75	0.94%

See footnotes on page 9.

6	ANNUAL REPORT	2015

ILLUSTRATION OF FUND EXPENSES

Ivy Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Ivy International Core Equity Fund
Class A	$1,000	$1,031.90	$6.81	$1,000	$1,018.23	$6.76	1.34%
Class B**	$1,000	$1,027.10	$11.15	$1,000	$1,013.95	$11.08	2.20%
Class C	$1,000	$1,028.20	$10.14	$1,000	$1,014.89	$10.07	2.01%
Class E	$1,000	$1,030.90	$7.72	$1,000	$1,017.31	$7.67	1.53%
Class I	$1,000	$1,033.80	$5.08	$1,000	$1,019.89	$5.05	1.01%
Class R	$1,000	$1,030.70	$8.12	$1,000	$1,016.90	$8.07	1.61%
Class R6	$1,000	$1,034.70	$4.37	$1,000	$1,020.62	$4.34	0.87%
Class Y	$1,000	$1,032.60	$6.40	$1,000	$1,018.63	$6.36	1.26%
Ivy Large Cap Growth Fund
Class A	$1,000	$1,103.00	$5.99	$1,000	$1,019.19	$5.75	1.15%
Class B**	$1,000	$1,099.00	$10.39	$1,000	$1,015.00	$9.97	1.99%
Class C	$1,000	$1,099.20	$9.66	$1,000	$1,015.69	$9.27	1.85%
Class E	$1,000	$1,102.60	$5.99	$1,000	$1,019.21	$5.75	1.15%
Class I	$1,000	$1,104.50	$4.63	$1,000	$1,020.57	$4.45	0.87%
Class R	$1,000	$1,101.40	$7.67	$1,000	$1,017.62	$7.36	1.47%
Class R6	$1,000	$1,105.50	$3.79	$1,000	$1,021.32	$3.64	0.72%
Class Y	$1,000	$1,104.00	$5.58	$1,000	$1,019.65	$5.35	1.06%
Ivy Limited-Term Bond Fund
Class A	$1,000	$1,011.90	$4.43	$1,000	$1,020.55	$4.45	0.88%
Class B**	$1,000	$1,007.60	$8.63	$1,000	$1,016.37	$8.67	1.72%
Class C	$1,000	$1,008.10	$8.13	$1,000	$1,016.85	$8.17	1.62%
Class E	$1,000	$1,011.30	$5.03	$1,000	$1,019.95	$5.05	1.00%
Class I	$1,000	$1,013.20	$3.12	$1,000	$1,021.80	$3.13	0.63%
Class R	$1,000	$1,010.10	$6.13	$1,000	$1,018.79	$6.16	1.23%
Class R6	$1,000	$1,014.00	$2.42	$1,000	$1,022.52	$2.43	0.48%
Class Y	$1,000	$1,011.80	$4.43	$1,000	$1,020.56	$4.45	0.88%
Ivy Managed International Opportunities Fund(3)
Class A	$1,000	$1,043.40	$2.45	$1,000	$1,022.55	$2.43	0.48%
Class B**	$1,000	$1,038.60	$7.14	$1,000	$1,017.97	$7.06	1.40%
Class C	$1,000	$1,039.00	$6.63	$1,000	$1,018.44	$6.56	1.30%
Class E***	$1,000	$1,044.20	$1.94	$1,000	$1,022.99	$1.92	0.39%
Class I	$1,000	$1,044.90	$0.82	$1,000	$1,024.13	$0.81	0.16%
Class R	$1,000	$1,042.50	$3.27	$1,000	$1,021.77	$3.23	0.63%
Class Y	$1,000	$1,043.30	$1.94	$1,000	$1,023.04	$1.92	0.38%
Ivy Micro Cap Growth Fund
Class A	$1,000	$1,121.40	$8.70	$1,000	$1,016.74	$8.27	1.64%
Class B**	$1,000	$1,116.20	$13.44	$1,000	$1,012.25	$12.78	2.54%
Class C	$1,000	$1,116.90	$12.70	$1,000	$1,012.89	$12.08	2.42%
Class I	$1,000	$1,123.30	$6.58	$1,000	$1,018.70	$6.26	1.25%
Class R	$1,000	$1,120.30	$9.65	$1,000	$1,015.84	$9.17	1.82%
Class R6	$1,000	$1,124.40	$5.63	$1,000	$1,019.60	$5.35	1.07%
Class Y	$1,000	$1,122.10	$7.85	$1,000	$1,017.53	$7.46	1.48%

See footnotes on page 9.

2015	ANNUAL REPORT	7

ILLUSTRATION OF FUND EXPENSES

Ivy Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Ivy Mid Cap Growth Fund
Class A	$1,000	$1,104.00	$6.84	$1,000	$1,018.40	$6.56	1.31%
Class B**	$1,000	$1,100.00	$10.61	$1,000	$1,014.83	$10.17	2.03%
Class C	$1,000	$1,100.50	$10.40	$1,000	$1,015.01	$9.97	1.99%
Class E	$1,000	$1,102.70	$8.41	$1,000	$1,016.96	$8.07	1.60%
Class I	$1,000	$1,106.00	$5.16	$1,000	$1,020.05	$4.95	0.98%
Class R	$1,000	$1,102.50	$8.30	$1,000	$1,017.02	$7.97	1.59%
Class R6	$1,000	$1,106.40	$4.32	$1,000	$1,020.82	$4.14	0.83%
Class Y	$1,000	$1,104.60	$6.42	$1,000	$1,018.84	$6.16	1.22%
Ivy Mid Cap Income Opportunities Fund****
Class A	$1,000	$1,115.60	$7.09	$1,000	$1,018.24	$6.76	1.35%	(4)
Class C	$1,000	$1,112.60	$10.88	$1,000	$1,014.67	$10.38	2.07%	(5)
Class E	$1,000	$1,116.80	$6.77	$1,000	$1,018.49	$6.46	1.30%	(6)
Class I	$1,000	$1,118.10	$5.51	$1,000	$1,019.73	$5.25	1.05%	(7)
Class R	$1,000	$1,113.80	$9.41	$1,000	$1,016.01	$8.97	1.80%	(8)
Class R6	$1,000	$1,113.80	$5.50	$1,000	$1,019.73	$5.25	1.05%	(9)
Class Y	$1,000	$1,116.60	$7.09	$1,000	$1,018.24	$6.76	1.35%	(10)
Ivy Money Market Fund
Class A	$1,000	$1,000.10	$0.80	$1,000	$1,024.09	$0.81	0.17%
Class B**	$1,000	$1,000.00	$0.80	$1,000	$1,024.09	$0.81	0.17%
Class C**	$1,000	$1,000.00	$0.80	$1,000	$1,024.09	$0.81	0.17%
Class E	$1,000	$1,000.00	$0.80	$1,000	$1,024.10	$0.81	0.17%
Ivy Municipal Bond Fund
Class A	$1,000	$1,018.80	$5.05	$1,000	$1,019.94	$5.05	1.00%
Class B**	$1,000	$1,014.90	$8.76	$1,000	$1,016.19	$8.77	1.75%
Class C	$1,000	$1,014.90	$8.76	$1,000	$1,016.22	$8.77	1.75%
Class I	$1,000	$1,019.90	$4.04	$1,000	$1,020.95	$4.04	0.80%
Class Y	$1,000	$1,018.90	$5.05	$1,000	$1,019.95	$5.05	1.00%
Ivy Municipal High Income Fund
Class A	$1,000	$1,032.20	$4.37	$1,000	$1,020.67	$4.34	0.86%
Class B**	$1,000	$1,028.20	$8.21	$1,000	$1,016.85	$8.17	1.62%
Class C	$1,000	$1,028.50	$8.01	$1,000	$1,017.05	$7.97	1.58%
Class I	$1,000	$1,033.20	$3.46	$1,000	$1,021.55	$3.44	0.68%
Class Y	$1,000	$1,032.70	$4.27	$1,000	$1,020.69	$4.24	0.85%
Ivy Small Cap Growth Fund
Class A	$1,000	$1,163.30	$7.68	$1,000	$1,017.83	$7.16	1.42%
Class B**	$1,000	$1,158.30	$12.30	$1,000	$1,013.51	$11.48	2.29%
Class C	$1,000	$1,160.20	$11.13	$1,000	$1,014.63	$10.38	2.07%
Class E	$1,000	$1,163.00	$8.44	$1,000	$1,017.17	$7.87	1.56%
Class I	$1,000	$1,165.60	$5.74	$1,000	$1,019.67	$5.35	1.05%
Class R	$1,000	$1,162.00	$8.97	$1,000	$1,016.68	$8.37	1.65%
Class R6	$1,000	$1,166.60	$4.87	$1,000	$1,020.42	$4.55	0.90%
Class Y	$1,000	$1,164.20	$7.03	$1,000	$1,018.44	$6.56	1.30%

See footnotes on page 9.

8	ANNUAL REPORT	2015

ILLUSTRATION OF FUND EXPENSES

Ivy Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Beginning Account Value 9-30-14	Ending Account Value 3-31-15	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Ivy Small Cap Value Fund
Class A	$1,000	$1,087.70	$8.04	$1,000	$1,017.26	$7.77	1.54%
Class B**	$1,000	$1,082.40	$12.91	$1,000	$1,012.55	$12.48	2.48%
Class C	$1,000	$1,083.80	$11.46	$1,000	$1,013.91	$11.08	2.21%
Class E***	$1,000	$1,089.30	$6.27	$1,000	$1,018.91	$6.06	1.21%
Class I	$1,000	$1,090.30	$5.75	$1,000	$1,019.45	$5.55	1.10%
Class R	$1,000	$1,086.60	$8.87	$1,000	$1,016.47	$8.57	1.70%
Class R6	$1,000	$1,090.90	$4.91	$1,000	$1,020.20	$4.75	0.95%
Class Y	$1,000	$1,088.60	$7.10	$1,000	$1,018.16	$6.86	1.36%
Ivy Tax-Managed Equity Fund
Class A	$1,000	$1,083.80	$6.46	$1,000	$1,018.69	$6.26	1.25%
Class B**	$1,000	$1,079.80	$9.98	$1,000	$1,015.29	$9.67	1.93%
Class C	$1,000	$1,079.90	$10.30	$1,000	$1,015.07	$9.97	1.98%
Class I	$1,000	$1,084.90	$5.32	$1,000	$1,019.86	$5.15	1.02%
Class Y	$1,000	$1,083.70	$6.56	$1,000	$1,018.64	$6.36	1.25%
Ivy Value Fund
Class A	$1,000	$985.60	$6.25	$1,000	$1,018.62	$6.36	1.27%
Class B**	$1,000	$981.40	$10.70	$1,000	$1,014.17	$10.88	2.16%
Class C	$1,000	$982.20	$9.71	$1,000	$1,015.12	$9.87	1.97%
Class E***	$1,000	$986.70	$5.17	$1,000	$1,019.73	$5.25	1.04%
Class I	$1,000	$987.30	$4.67	$1,000	$1,020.24	$4.75	0.94%
Class R	$1,000	$984.20	$7.64	$1,000	$1,017.27	$7.77	1.54%
Class R6	$1,000	$988.30	$3.98	$1,000	$1,020.97	$4.04	0.80%
Class Y	$1,000	$986.00	$5.96	$1,000	$1,018.94	$6.06	1.20%

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2015, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

***	Class share is closed to investment.

****	Period from October 1, 2014 (commencement of operations) to March 31, 2015.

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

(3)	Annualized Expense Ratio Based on the Six-Month Period does not include expenses of Underlying Ivy Funds in which Ivy Managed International Opportunities Fund invests.

(4)	Annualized expense ratio based on the period excluding offering cost was 1.16%.

(5)	Annualized expense ratio based on the period excluding offering cost was 1.88%.

(6)	Annualized expense ratio based on the period excluding offering cost was 1.11%.

(7)	Annualized expense ratio based on the period excluding offering cost was 0.86%.

(8)	Annualized expense ratio based on the period excluding offering cost was 1.61%.

(9)	Annualized expense ratio based on the period excluding offering cost was 0.86%.

(10)	Annualized expense ratio based on the period excluding offering cost was 1.16%.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

2015	ANNUAL REPORT	9

MANAGEMENT DISCUSSION

Ivy Bond Fund	(UNAUDITED)

Thomas B. Houghton

David W. Land

Christopher R. Sebald

Ivy Bond Fund is subadvised by Advantus Capital Management, Inc.

Below, Thomas B. Houghton, CFA, David W. Land, CFA and Christopher R. Sebald, CFA, portfolio managers of the Ivy Bond Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Houghton has managed the Fund since 2005 and has 22 years of industry experience. Mr. Land has managed the Fund since 2005 and has 25 years of industry experience. Mr. Sebald has managed the Fund since 2003 and has 27 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2015
Ivy Bond (Class A shares at net asset value)	5.58%
Ivy Bond (Class A shares with sales charge)	–0.51%
Benchmark(s) and/or Lipper Category
Barclays Capital U.S. Aggregate Bond Index	5.72%
(generally reflects the performance of securities representing the world’s bond markets)
Lipper Corporate Debt A Rated Funds Universe Average	6.46%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

The Fund underperformed its index and the average performance of its peer group for the 12 months ended March 31, 2015. The underperformance related to the Fund having a significantly shorter duration than the benchmark and a majority of the funds in the peer group, which benefitted in the falling interest rate environment.

Despite not specifically positioning the Fund for falling rates, the Fund performed in the top half of its Lipper peer group, ranking 17 out of 51 Funds in the Corporate Debt A-Rated Lipper category for the fiscal year ended March 31, 2015. The Fund benefited from a more cautious view of the economy and risk assets in the latter half of 2014. As credit spreads in the second quarter of 2014 tightened to the lowest level of the year, we reduced risk in the Fund, particularly in investment-grade financials. As spreads widened through the remainder of the year, this helped the Fund’s performance relative to its peer group.

The Fund also benefitted from investments in nongovernment bonds including corporate bonds, commercial mortgage-backed securities (CMBS), asset-backed securities and active security selection and trading. In particular, security selection results in the financial, utility and CMBS was beneficial to performance.

Market

After a slow start, the economy ended 2014 on a strong note. Throughout the year, the unemployment rate fell as the economy expanded. The Federal Reserve (Fed), encouraged by a growing economy and an improving labor market, continued to reduce, and finally terminated, its bond-buying program. For nearly six years the Fed had been providing support to the economy and, to a degree, the markets. We believe investors can anticipate a bumpier ride with the Fed moving to the sideline and potentially raising short-term interest rates in 2015.

The commodities market struggled. The drop in oil prices was particularly pronounced. Lower global oil demand and increased U.S. production combined to drive oil prices lower. Soft demand was, in part, rooted in the slow growth in Europe and the emerging markets. Europe continues to dance on the edge of recession, and emerging markets, particularly China, are ratcheting down growth as they reduce investment and migrate from export-led growth. If oil prices remain low, there could be significant impacts on U.S. oil producers. On the flipside, consumers could benefit from reduced energy prices, particularly for gasoline, which is now near $2 per gallon, a level not seen in years.

Slower growth outside the U.S. led to even more dramatic drops in global interest rates and inflation. In fact, negative rates in Europe have become more common. Europe is besieged by persistently subpar economic growth, a declining workforce and persistent problems with Greece.

Yields on the shorter-dated maturities rose on concerns the Fed would soon raise interest rates. However, yields on longer-dated bonds fell in sympathy with the rest of the world and diminished inflation expectations.

10	ANNUAL REPORT	2015

Turbulence in the investment market continued through the first quarter of 2015, sparked not by oil prices, but by monetary policy. The European Central Bank (ECB) announced a big quantitative easing program, and the Fed prepared markets for higher interest rates. The trade-weighted dollar rose 8%. Measured against expectations, the U.S. economy was weak in nearly every category except for employment. The Bloomberg Economic Surprise Index, which measures whether data beat or missed economic forecasts, hit its lowest point since 2009 when the economy was recovering from the financial crisis. There is no sign consumer spending is picking up due to low gas prices, and business surveys all softened, in part due to a rising dollar. The housing recovery is weaker than expected. Housing starts fell below one million units per year and existing home sales fell below five million.

Positioning

The Fund was positioned to start the year much like it had been to begin the previous year, with relatively high exposures to investment-grade and high-yield credit, particularly in the CMBS, insurance, real estate investment trust (REIT), energy and transportation sectors. Similar to the previous year, we became concerned about too much optimism among investors and began to reduce positions in investment-grade corporates in the Fund in the calendar second quarter of 2014 and more actively in the third quarter and fourth quarters of the calendar year. We thought this strategy was prudent as corporate spreads widened in the third quarter and continued widening well into the fourth quarter of 2014. With the proceeds of the sales, we purchased Treasuries initially and then in the fourth quarter, we purchased mortgage-backed securities (MBS), which in our opinion were cheap. During the final quarter of 2014 and into the first quarter of 2015, we began to add back to some positions in corporates as well, particularly in securities in the financial sector. Spreads in corporate bonds are now back to attractive levels, in our opinion, having widened all the way back to levels at the end of 2013.

We made no substantial changes to the interest rate positioning of the Fund over the course of the year. We maintained our view that interest rates would remain low and fairly range bound.

Treasury futures are the only form of derivative the Fund has utilized. The Fund has historically used Treasury futures strictly to hedge interest rate positions and to help manage the duration of the Fund.

We have positioned the Fund for an improving economy and a narrowing of nongovernment bond spreads. We believe this will materialize in the coming quarters, as the economic impacts of a difficult winter dissipate. We’ve rotated the Fund’s holdings to be slightly more sensitive to the economy to attempt to take advantage of this anticipated improvement.

Outlook

We expect the economy to improve from the slow pace in a first quarter that is implied by most economic activity indicators. We look for improving economic results as lower expectations are set, lower energy prices eventually provide a consumer boost, and improvements in Europe’s economic prospects flow back to the U.S.

Fed policy is likely to continue to inject more volatility into the investment markets as the Fed inches toward raising interest rates. We expect the dollar to continue to rise versus trading partners and provide a challenge to U.S. company earnings. As a result, we don’t look for credit metrics to improve based on better earnings. In our view, credit spreads remain attractive though, and we expect to maintain our credit exposure at the current level in the coming quarter despite a higher-risk environment that may unfold from Fed action.

We still don’t expect long-term interest rates to rise by much. Even though we expect an improving economy and a Fed that’s moving toward tightening, negative demographics for growth and high debt loads across developed countries, we believe both portend low inflation and low interest rates for some time to come.

We remain optimistic about real estate fundamentals. Strong demographics influencing multi-family properties and rising rents, falling vacancy rates, and stable supply in nearly every sector of the commercial real estate market are the driving factors. We expect this tailwind to continue to impact commercial real estate and benefit commercial MBS. Supply in agency MBS remains low as housing and lending continue to undershoot expectations. MBS spreads are about average, but technicals are strong. We expect to raise our exposure to commercial MBS and agency MBS in the coming quarter.

The Fund’s performance noted above is at net asset value (NAV) and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher rated bonds. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal

2015	ANNUAL REPORT	11

MANAGEMENT DISCUSSION

Ivy Bond Fund	(UNAUDITED)

Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Bond Fund.

12	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Bond Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	1.2%
Financials	1.2%
Bonds	95.7%
Corporate Debt Securities	38.3%
United States Government and Government Agency Obligations	35.3%
Asset-Backed Securities	12.1%
Mortgage-Backed Securities	8.7%
Municipal Bonds—Taxable	1.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.1%

Lipper Rankings

Category: Lipper Corporate Debt Funds A Rated	Rank	Percentile
1 Year	17/51	33
3 Year	21/45	46
5 Year	16/41	39
10 Year	26/34	75

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	81.2%
AAA	7.0%
AA	38.9%
A	9.8%
BBB	25.5%
Non-Investment Grade	14.5%
BB	13.8%
B	0.2%
CCC	0.2%
Below CCC	0.1%
Non-rated	0.2%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	4.3%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	13

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Bond Fund

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-0.51%	0.56%	4.76%	-0.62%	5.90%	5.27%	—	5.62%
5-year period ended 3-31-15	3.99%	4.00%	4.44%	3.91%	5.56%	—	—	5.29%
10-year period ended 3-31-15	3.41%	3.08%	3.19%	—	—	—	—	4.04%
Since Inception of Class through 3-31-15(5)	—	—	—	3.15%	4.37%	2.79%	3.81%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

14	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Bond Fund (in thousands)	MARCH 31, 2015

PREFERRED STOCKS	Shares	Value
Financials

Diversified Banks – 0.6%
Wells Fargo & Co., 5.850%	173	$4,593

Reinsurance – 0.2%
WMI Holdings Corp., Class B, 3.000%, Convertible (A)	2	1,597

Specialized REITs – 0.4%
Ventas, Inc., 5.450%	100	2,546

Total Financials – 1.2%		8,736

TOTAL PREFERRED STOCKS – 1.2%		$8,736
(Cost: $8,424)

ASSET-BACKED SECURITIES	Principal
Air Canada Pass Through Certificates, Series 2015-1, Class C,
5.000%, 3–15–20 (A)	$5,000	5,008
America West Airlines, Inc., Pass Through Certificates, Series 1999-1,
7.930%, 1–2–19	742	821
America West Airlines, Inc., Pass Through Certificates, Series 2000-1,
8.057%, 7–2–20	1,077	1,228
American Airlines Class B Pass Through Certificates, Series 2013-2,
5.600%, 7–15–20 (A)	3,331	3,477
American Airlines Pass-Through Trusts, Pass-Through Certificates, Series 2013-1,
3.700%, 5–1–23	1,000	1,004
American Airlines, Inc., Class Pass Through Certificates, Series 2011-1,
5.250%, 1–31–21	1,250	1,358
AmeriCredit Automobile Receivables Trust 2012-4, Series C,
4.980%, 1–8–18	2,880	2,882
Aventura Mall Trust, Series 2013-AVM, Class B,
3.867%, 12–5–32 (A)(B)	3,600	3,854
CarMax Auto Owner Trust 2013-2, Class D,
2.060%, 11–15–19	3,000	2,976
CarMax Auto Owner Trust 2013-4, Class D,
2.600%, 4–15–20	1,935	1,935
Chase Issuance Trust, Series 2014-A2,
2.770%, 3–15–23	5,335	5,510

ASSET-BACKED SECURITIES (Continued)	Principal	Value
Citibank Credit Card Issuance Trust, Class 2005-C1,
2.880%, 1–23–23	$5,225	$5,437
Continental Airlines 2001-1 A-1,
8.048%, 11–1–20	938	1,061
Continental Airlines Pass Through Certificates, Series 2009-2,
7.250%, 11–10–19	589	680
Continental Airlines Pass Through Certificates, Series 2010-1B,
6.000%, 1–12–19	954	1,003
Continental Airlines, Inc. Class B Pass Through Certificates, Series 2012-1B,
6.250%, 4–11–20	848	899
CVS Caremark Corp. Pass-Through Trust:
6.036%, 12–10–28	3,839	4,538
6.943%, 1–10–30	1,125	1,399
Delta Air Lines, Inc. Pass-Through Certificates, Series 2012-1A,
4.750%, 5–7–20	1,124	1,214
Delta Air Lines, Inc. Pass-Through Certificates, Series 2012-1B,
6.875%, 5–7–19 (A)	4,766	5,260
Fan Engine Securitization Ltd., Series 2013-1X,
3.000%, 10–15–19 (A)	995	994
GE Equipment Transportation LLC, Series 2013-2:
1.820%, 10–25–21	3,000	3,021
1.900%, 8–23–22	1,800	1,810
Hawaiian Airlines Pass Through Certificates, Series 2013-1,
4.950%, 1–15–22	4,374	4,286
Hyundai Auto Receivables Trust 2014-A, Class D,
2.530%, 7–15–20	1,000	997
Longtrain Leasing III LLC, Series 2015A-1,
2.980%, 1–15–45 (A)	2,933	2,947
Longtrain Leasing III LLC, Series 2015A-2,
4.060%, 1–15–45 (A)	5,120	5,191
Seaco Container 2013-1A,
2.980%, 4–17–28 (A)	2,142	2,149
SoFi Professional Loan Program LLC, Series 2015-A2,
2.420%, 3–25–30 (A)	1,472	1,472
Tal Advantage V LLC:
2.830%, 2–22–38 (A)	1,916	1,916
3.510%, 2–22–39 (A)	843	856
U.S. Airways, Inc. Class A Pass-Through Certificates, Series 2012-1,
5.900%, 10–1–24	903	1,031

ASSET-BACKED SECURITIES (Continued)	Principal	Value
U.S. Airways, Inc. Class C Pass-Through Certificates, Series 2012-2,
5.450%, 6–3–18	$2,000	$2,040
U.S. Airways, Inc., Series 2012-2, Class A,
6.750%, 6–3–21	2,076	2,255
United Airlines Pass-Through Certificates, Series 2014-1B,
4.750%, 4–11–22	1,150	1,169
United Airlines Pass-Through Certificates, Series 2014-2B,
4.625%, 9–3–22	4,090	4,141
Virgin Australia 2013-1B Trust,
6.000%, 10–23–20 (A)	1,853	1,923

TOTAL ASSET-BACKED SECURITIES – 12.1%		$89,742
(Cost: $87,816)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Apparel Retail – 0.4%
Limited Brands, Inc.,
6.625%, 4–1–21	2,340	2,680

Auto Parts & Equipment – 0.3%
Dana Holding Corp.,
6.750%, 2–15–21	1,500	1,582
Tenneco, Inc.,
6.875%, 12–15–20	965	1,023

		2,605

Automotive Retail – 0.4%
AutoNation, Inc.,
5.500%, 2–1–20	2,792	3,058

Household Appliances – 0.3%
Stanley Black & Decker, Inc.,
5.750%, 12–15–53	2,115	2,278

Total Consumer Discretionary – 1.4%		10,621
Consumer Staples

Drug Retail – 0.2%
Walgreens Boots Alliance, Inc.,
3.300%, 11–18–21	1,650	1,699

Total Consumer Staples – 0.2%		1,699
Energy

Oil & Gas Drilling – 0.5%
Noble Holding International Ltd. (GTD by Noble-Cayman),
6.950%, 4–1–45	4,000	3,792

2015	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS

Ivy Bond Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Equipment & Services – 0.3%
Enterprise Products Operating L.P. (GTD by Enterprise Products Partners L.P.),
7.034%, 1–15–68	$1,840	$1,989

Oil & Gas Exploration & Production – 1.3%
Chesapeake Energy Corp.:
3.503%, 4–15–19 (B)	3,625	3,489
4.875%, 4–15–22	1,730	1,622
Chesapeake Midstream Partners L.P. and CHKM Finance Corp.,
6.125%, 7–15–22	2,500	2,649
Cimarex Energy Co.,
5.875%, 5–1–22	1,825	1,944

		9,704

Oil & Gas Refining & Marketing – 2.8%
NuStar Logistics L.P. (GTD by NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P.):
7.900%, 4–15–18	5,345	5,987
4.800%, 9–1–20	2,340	2,299
Phillips 66 (GTD by Phillips 66 Co.),
4.875%, 11–15–44	3,255	3,486
Tesoro Corp.,
4.250%, 10–1–17	2,645	2,751
Valero Energy Corp.:
6.625%, 6–15–37	2,005	2,475
4.900%, 3–15–45	4,000	4,142

		21,140

Oil & Gas Storage & Transportation – 4.5%
Access Midstream Partners L.P.,
4.875%, 5–15–23	3,500	3,526
Boardwalk Pipeline Partners L.P.,
5.200%, 6–1–18	2,500	2,592
Boardwalk Pipelines L.P. (GTD by Boardwalk Pipeline Partners L.P.),
5.750%, 9–15–19	3,975	4,326
Buckeye Partners L.P.,
5.600%, 10–15–44	5,715	5,668
Energy Transfer Partners L.P.,
5.150%, 3–15–45	2,500	2,524
Regency Energy Partners L.P. and Regency Energy Finance Corp.:
6.500%, 7–15–21	3,600	3,771
5.875%, 3–1–22	3,000	3,255
Sunoco Logistics Partners Operations L.P.,
6.850%, 2–15–40	1,265	1,536
Tennessee Gas Pipeline Co.,
8.375%, 6–15–32	4,000	5,174

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation (Continued)
Williams Partners L.P.,
7.250%, 2–1–17	$770	$846

		33,218

Total Energy – 9.4%		69,843
Financials

Consumer Finance – 2.2%
Ally Financial, Inc.,
4.125%, 3–30–20	4,000	3,975
American Express Co.,
5.200%, 5–29–49	2,425	2,461
Discover Bank,
8.700%, 11–18–19	458	564
General Motors Financial Co., Inc.:
4.750%, 8–15–17	4,100	4,325
3.150%, 1–15–20	1,400	1,417
4.375%, 9–25–21	1,080	1,151
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.),
3.500%, 7–10–19	1,645	1,689
Union 13 Leasing LLC,
1.870%, 6–28–24	912	907

		16,489

Diversified Banks – 2.0%
Bank of America Corp.:
5.750%, 12–1–17	2,405	2,646
5.875%, 1–5–21	665	777
4.000%, 1–22–25	3,250	3,292
Bank of America N.A.,
5.300%, 3–15–17	1,469	1,569
Barclays plc,
3.650%, 3–16–25	1,775	1,780
HSBC Bank USA N.A.,
6.000%, 8–9–17	4,235	4,647

		14,711

Diversified REITs – 0.3%
Lexington Realty Trust (GTD by Lepercq Corporate Income Fund L.P.),
4.400%, 6–15–24	2,075	2,159

Investment Banking & Brokerage – 3.7%
Cantor Fitzgerald L.P.,
6.375%, 6–26–15 (A)	2,400	2,424
Credit Suisse Group Funding (Guernsey) Ltd.:
2.750%, 3–26–20 (A)	3,000	3,021
3.750%, 3–26–25 (A)	1,900	1,921
Goldman Sachs Group, Inc. (The):
6.150%, 4–1–18	2,211	2,485
5.250%, 7–27–21	1,000	1,137
5.700%, 12–29–49	4,000	4,114

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage (Continued)
Morgan Stanley:
6.250%, 8–28–17	$3,200	$3,536
5.500%, 1–26–20	1,552	1,767
5.500%, 7–28–21	1,090	1,265
5.450%, 12–29–29	1,650	1,662
5.550%, 12–29–49	2,275	2,298
TD Ameritrade Holding Corp.,
2.950%, 4–1–22	1,800	1,830

		27,460

Life & Health Insurance – 1.0%
Nationwide Financial Services, Inc.,
5.300%, 11–18–44 (A)	4,570	4,976
Symetra Financial Corp.,
6.125%, 4–1–16 (A)	2,755	2,864

		7,840

Office REITs – 1.0%
Select Income REIT,
3.600%, 2–1–20	7,400	7,587

Other Diversified Financial Services – 3.6%
Citigroup Funding, Inc.,
4.450%, 1–10–17	5,000	5,269
Citigroup, Inc.,
5.800%, 11–29–49	3,350	3,358
ERAC USA Finance LLC,
3.850%, 11–15–24 (A)	1,800	1,875
JPMorgan Chase & Co.,
5.000%, 12–29–49	4,250	4,175
JPMorgan Chase Bank N.A.:
5.875%, 6–13–16	1,170	1,235
6.000%, 7–5–17	215	237
6.000%, 10–1–17	2,368	2,622
TIAA Asset Management Finance Co. LLC:
2.950%, 11–1–19 (A)	2,500	2,562
4.125%, 11–1–24 (A)	2,125	2,243
Ulani MSN 37894 LLC,
2.184%, 12–20–24	3,167	3,196

		26,772

Property & Casualty Insurance – 0.2%
Assurant, Inc.,
2.500%, 3–15–18	1,670	1,699

Real Estate Development – 0.8%
ARC Properties Operating Partnership L.P.,
4.600%, 2–6–24	2,000	1,945
ARC Properties Operating Partnership L.P. and Clark Acquisition LLC,
2.000%, 2–6–17	4,450	4,311

		6,256

Regional Banks – 0.5%
Synovus Financial Corp.,
7.875%, 2–15–19	3,025	3,388

16	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Bond Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Retail REITs – 0.4%
Retail Properties of America, Inc.,
4.000%, 3–15–25	$2,950	$2,979

Specialized REITs – 2.2%
American Tower Trust I,
1.551%, 3–15–18 (A)	5,410	5,398
Crown Castle International Corp.,
6.113%, 1–15–20 (A)	4,050	4,620
Hospitality Properties Trust,
4.650%, 3–15–24	4,000	4,146
Ventas Realty L.P. and Ventas Capital Corp.,
2.700%, 4–1–20	1,867	1,887

		16,051

Total Financials – 17.9%		133,391
Health Care

Health Care Facilities – 0.3%
NYU Hospitals Center,
4.428%, 7–1–42	2,170	2,201

Health Care Supplies – 1.5%
Bio-Rad Laboratories, Inc.,
4.875%, 12–15–20	5,000	5,506
Keysight Technologies, Inc.,
4.550%, 10–30–24 (A)	3,800	3,829
Sinai Health System,
3.034%, 1–20–36	1,855	1,918

		11,253

Pharmaceuticals – 1.1%
Actavis Funding SCS (GTD by Warner Chilcott Ltd., Actavis Capital S.a.r.l. and Actavis, Inc.):
3.450%, 3–15–22	3,700	3,790
4.850%, 6–15–44	2,000	2,125
4.750%, 3–15–45	1,900	2,016

		7,931

Total Health Care – 2.9%		21,385
Industrials

Airlines – 0.5%
British Airways plc,
5.625%, 6–20–20 (A)	1,357	1,439
U.S. Airways Group, Inc., Class A,
6.250%, 4–22–23	1,045	1,187
U.S. Airways Group, Inc., Class B,
8.500%, 4–22–17	578	633
United Air Lines, Inc.,
10.400%, 11–1–16	364	396

		3,655

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Railroads – 1.0%
BNSF Funding Trust I,
6.613%, 12–15–55	$6,280	$7,081

Trading Companies & Distributors – 0.3%
AmeriGas Finance Corp. and AmeriGas Finance LLC,
6.750%, 5–20–20	1,500	1,579
AmeriGas Partners L.P. and AmeriGas Finance Corp.,
6.500%, 5–20–21	477	498

		2,077

Trucking – 0.1%
Tagua Leasing LLC,
1.900%, 7–12–24	1,045	1,042

Total Industrials – 1.9%		13,855
Materials

Construction Materials – 0.6%
Martin Marietta Materials, Inc.,
1.373%, 6–30–17 (B)	4,500	4,475

Specialty Chemicals – 0.6%
Ashland, Inc.,
3.875%, 4–15–18	4,450	4,561

Total Materials – 1.2%		9,036
Telecommunication Services

Integrated Telecommunication Services – 1.0%
AT&T, Inc.,
5.550%, 8–15–41	1,625	1,828
Frontier Communications Corp.:
6.250%, 9–15–21	750	754
6.875%, 1–15–25	2,000	1,980
SBA Tower Trust,
2.240%, 4–16–18 (A)	3,120	3,117

		7,679

Wireless Telecommunication Service – 0.4%
MetroPCS Communications, Inc.,
6.625%, 4–1–23	1,500	1,571
T-Mobile USA, Inc.,
6.500%, 1–15–24	1,000	1,045

		2,616

Total Telecommunication Services – 1.4%		10,295

Utilities

Electric Utilities – 1.3%
AES Corp. (The),
3.262%, 6–1–19 (B)	2,300	2,288
Exelon Generation Co. LLC,
2.950%, 1–15–20	4,785	4,866

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Electric Utilities (Continued)
Southwestern Electric Power Co.,
5.550%, 1–15–17	$2,395		$2,581

			9,735

Gas Utilities – 0.2%
Suburban Propane Partners L.P. and Suburban Energy Finance Corp.,
5.500%, 6–1–24	1,845		1,891

Multi-Utilities – 0.5%
Dominion Resources, Inc.,
5.750%, 10–1–54	3,300		3,526

Total Utilities – 2.0%			15,152

TOTAL CORPORATE DEBT SECURITIES – 38.3%			$285,277
(Cost: $278,328)

MORTGAGE-BACKED SECURITIES
Commercial Mortgage-Backed Securities – 5.5%
7 WTC Depositor LLC Trust 2012-WTC Commercial Mortgage Pass-Through Certificates, Series 2012-7WTC,
4.082%, 3–13–31 (A)	1,724		1,769
BAMLL Commercial Mortgage Securities Trust 2014-520M, Class A,
4.185%, 8–15–46 (A)(B)	6,130		6,821
Banco Hipotecario Nacional:
7.916%, 7–25–09 (A)(C)	31		—	*
0.000%, 3–25–12 (A)(C)	10		—	*
7.540%, 5–31–17 (A)(C)	—	*	—
BB-UBS Trust 2012-SHOW, Commercial Mortgage Pass-Through Certificates, Series 2012 Class A,
3.430%, 11–5–36 (A)	2,850		2,966
BB-UBS Trust 2012-SHOW, Commercial Mortgage Pass-Through Certificates, Series 2012 Class D,
4.026%, 11–5–36 (A)(B)	1,425		1,460
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4,
5.468%, 6–11–41 (B)	25		25

2015	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS

Ivy Bond Fund (in thousands)	MARCH 31, 2015

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value
Commercial Mortgage-Backed Securities (Continued)
Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-SMPD,
2.912%, 1–12–30 (A)(B)	$1,240	$1,256
Credit Suisse Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-ICE, Class B,
1.450%, 4–15–27 (A)(B)	500	498
Extended Stay America Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-ESH MZ,
2.295%, 12–5–31 (A)	2,000	2,000
GS Mortgage Securities Corp. Trust, Commercial Mortgage Pass-Through Certificates, Series 2012-BWTR,
3.329%, 11–5–34 (A)(B)	1,000	1,010
Hometown Commercial Capital LLC, Hometown Commercial Mortgage Pass-Through Notes 2006-1,
5.506%, 11–11–38 (A)	717	580
Hometown Commercial Trust 2007-1, Commercial Mortgage-Backed Notes, Series 2007-1,
6.057%, 6–11–39 (A)	129	84
JPMorgan Chase Commercial Mortgage Securities Trust 2009-IWST, Commercial Mortgage Pass-Through Certificates, Series 2009-IWST:
1.935%, 12–5–27 (A)(B)	5,829	469
7.151%, 12–5–27 (A)	1,425	1,728
7.446%, 12–5–27 (A)(B)	2,600	3,165
Multi Security Asset Trust L.P., Commercial Mortgage-Backed Securities Pass-Through Certificates, Series 2005-RR4:
5.000%, 11–28–35 (A)	54	54
5.270%, 11–28–35 (A)	2,000	2,017
5.880%, 11–28–35 (A)(B)	1,280	1,261
UBS-Barclays Commerical Mortgage Trust, Series 2012-C3 A4,
3.091%, 8–10–49	2,885	2,998
Vornado DP LLC Trust 2010, Commercial Mortgage Pass-Through Certificates, Series 2010-VNO,
5.280%, 9–13–28 (A)	1,200	1,361

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value
Commercial Mortgage-Backed Securities (Continued)
Wells Fargo Commerical Mortgage Trust, Series 2012-LC5 A3,
2.918%, 10–15–45	$3,173	$3,275
WFRBS Commercial Mortgage Trust 2001-C2 A-2,
3.791%, 2–15–44 (A)	1,485	1,507
WFRBS Commercial Mortgage Trust 2011-C5,
3.667%, 11–15–44 (B)	1,135	1,224
WFRBS Commercial Mortgage Trust 2012-C10, Class A-3,
2.870%, 11–15–45	3,539	3,638

		41,166

Other Mortgage-Backed Securities – 3.2%
ABFS Mortgage Loan Trust 2001-2,
7.490%, 12–25–31 (B)	345	319
Banc of America Mortgage Trust 2004-03,
4.875%, 4–25–19	54	53
Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-3,
5.500%, 5–25–33	468	482
Bear Stearns Mortgage Securities, Inc.,
8.000%, 11–25–29	148	117
C-Bass 2006-MH1 Trust:
5.490%, 10–25–36 (A)(B)	3,300	3,537
5.701%, 10–25–36 (A)(B)	57	58
CHL Mortgage Pass-Through Trust 2004-J4,
5.250%, 5–25–34	141	138
Collateralized Mortgage Obligation Trust,
5.000%, 7–1–18	5	5
COMM 2012-9W57 Mortgage Trust, Class A,
2.365%, 2–10–29 (A)	2,250	2,298
Connecticut Avenue Securities, Series 2013-C01,
1.124%, 5–25–24 (B)	1,331	1,323
CountryPlace Manufactured Housing Contract Trust 2005-1:
4.800%, 12–15–35 (A)(B)	290	295
5.200%, 12–15–35 (A)(B)	300	315
Credit Suisse Mortgage Trust 2014-ICE, Class C,
1.800%, 4–15–27 (A)(B)	4,225	4,208
CWHEQ Home Equity Loan Trust, Series 2007-S2,
5.934%, 5–25–37 (B)	302	274
First Horizon Mortgage Pass-Through Trust 2007-4,
5.500%, 8–25–22	50	48

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value
Other Mortgage-Backed Securities (Continued)
GMACM Home Equity Loan Trust 2007-HE1,
5.952%, 8–25–37 (B)	$570	$522
Green Tree Financial Corp., Manufactured Housing Contract, Pass-Through Certificates, Series 1993-3A7,
6.400%, 10–15–18	12	13
Helios Leasing I LLC,
2.018%, 5–29–24	1,128	1,131
JPMorgan Mortgage Trust 2004-A3,
2.506%, 7–25–34 (B)	174	175
Mellon Residential Funding,
6.750%, 6–25–28	1	1
Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1997-C2,
6.250%, 12–10–29	446	446
Morgan Stanley Capital I Trust 2012-C4,
3.773%, 3–15–45	945	1,003
Morgan Stanley Capital I Trust 2012-STAR, Class A-2,
3.201%, 8–5–34 (A)	1,350	1,402
Morgan Stanley Capital I Trust 2012-STAR, Class B,
3.451%, 8–5–34 (A)	930	961
Morgan Stanley Capital I Trust, Series 2012-C4,
1.085%, 3–15–45	181	182
Origen Manufactured Housing Contract Trust 2004-A,
5.700%, 1–15–35	437	453
Origen Manufactured Housing Contract Trust 2004-B,
5.730%, 11–15–35 (B)	502	523
Origen Manufactured Housing Contract Trust 2005-A,
5.860%, 6–15–36 (B)	55	58
Origen Manufactured Housing Contract Trust 2005-B,
5.910%, 1–15–37	700	735
Prudential Home Mortgage Securities:
6.730%, 4–28–24 (A)(B)	1	—	*
7.918%, 9–28–24 (A)(B)	2	2
RASC, Series 2003-KS10 Trust,
6.410%, 12–25–33	159	97
RFMSI, Series 2004-S5 Trust,
4.500%, 5–25–19	95	56

18	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Bond Fund (in thousands)	MARCH 31, 2015

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value
Other Mortgage-Backed Securities (Continued)
Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD1,
6.965%, 12–25–30 (B)	$742	$539
Structured Asset Mortgage Investments, Inc.,
2.177%, 5–2–30 (B)	6	2
TimberStar Trust I,
6.208%, 10–15–36 (A)	1,560	1,603

		23,374

TOTAL MORTGAGE-BACKED SECURITIES – 8.7%		$64,540
(Cost: $64,240)

MUNICIPAL BONDS – TAXABLE
Alabama – 0.1%
Util Debt Securitization Auth, Restructuring Bonds, Ser 2013T,
3.435%, 12–15–25	470	494

Florida – 0.1%
Sarasota Cnty, FL, Cap Impvt Rev Bonds, Ser 2010A,
7.016%, 10–1–40	520	616

New York – 0.9%
Port Auth of NY & NJ Consolidated Bonds, 168th Ser,
4.926%, 10–1–51	3,190	3,826
Port Auth of NY & NJ Consolidated Bonds, Ser 174,
4.458%, 10–1–62	3,000	3,291

		7,117

Washington – 0.2%
Pub Util Dist No. 1, Douglas Cnty, WA, Wells Hydroelec Bonds, Ser 2010A,
5.450%, 9–1–40	1,205	1,397

TOTAL MUNICIPAL BONDS – TAXABLE – 1.3%		$9,624
(Cost: $8,270)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Agency Obligations – 0.5%
Federal Farm Credit Bank,
2.990%, 2–4–28	$3,600	$3,541

Mortgage-Backed Obligations – 23.1%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
1.824%, 8–25–24 (B)	2,373	2,390
2.374%, 9–25–24 (B)	4,000	3,980
5.300%, 1–15–33	119	131
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
5.500%, 12–1–17	65	68
5.500%, 9–1–19	108	115
5.000%, 4–1–23	371	400
3.500%, 8–1–26	821	876
2.500%, 3–1–28	799	822
2.500%, 4–1–28	793	815
5.000%, 5–1–29	80	88
3.500%, 5–1–32	1,633	1,730
6.500%, 9–1–32	57	67
6.000%, 11–1–33	73	83
5.500%, 5–1–34	593	673
6.500%, 5–1–34	141	162
5.500%, 6–1–34	199	225
5.000%, 9–1–34	4	4
5.500%, 9–1–34	7	8
5.500%, 10–1–34	276	313
5.500%, 7–1–35	93	105
5.000%, 8–1–35	96	107
5.500%, 10–1–35	87	98
5.000%, 11–1–35	208	231
5.000%, 12–1–35	61	68
6.500%, 7–1–36	105	122
7.000%, 12–1–37	100	110
5.500%, 2–1–39	459	522
5.000%, 11–1–39	219	248
5.000%, 1–1–40	1,237	1,395
5.000%, 3–1–40	1,893	2,143
5.000%, 4–1–40	405	453
5.000%, 8–1–40	413	461
4.000%, 10–1–40	1,136	1,226
4.000%, 11–1–40	1,037	1,130
4.500%, 1–1–41	1,241	1,365
4.000%, 2–1–41	1,968	2,127
4.000%, 3–1–41	600	652
4.500%, 3–1–41	557	615
4.500%, 4–1–41	1,404	1,562
4.000%, 6–1–41	667	725
4.000%, 8–1–41	521	561
4.000%, 11–1–41	5,463	5,889
3.500%, 3–1–42	2,264	2,387
3.000%, 8–1–42	1,576	1,612
3.500%, 8–1–42	4,039	4,253
3.000%, 1–1–43	1,749	1,790
3.000%, 2–1–43	2,141	2,195
3.500%, 11–1–44	6,779	7,114
3.500%, 12–1–44	6,894	7,235
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.000%, 9–1–17	9	10
6.000%, 1–1–18	33	34

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
5.500%, 2–1–18	$38	$40
5.500%, 3–1–18	8	8
5.000%, 5–1–18	138	145
5.000%, 6–1–18	32	33
5.000%, 7–1–18	15	16
5.000%, 10–1–18	93	98
5.500%, 9–1–19	37	39
3.000%, 9–1–22	1,156	1,213
5.000%, 7–1–23	191	212
6.000%, 8–1–23	219	244
5.500%, 2–1–24	76	85
4.500%, 4–1–25	338	365
3.500%, 5–1–25	125	133
3.500%, 11–1–25	535	573
3.500%, 6–1–26	899	959
2.500%, 11–1–27	1,550	1,589
3.000%, 4–1–28	3,130	3,281
2.500%, 4–1–29	705	724
6.000%, 8–1–29	63	72
7.500%, 5–1–31	29	34
7.000%, 9–1–31	10	12
7.000%, 11–1–31	116	142
6.500%, 12–1–31	12	14
6.500%, 2–1–32	122	145
7.000%, 2–1–32	93	112
7.000%, 3–1–32	142	172
6.500%, 4–1–32	23	27
6.500%, 5–1–32	52	62
6.500%, 7–1–32	15	17
6.500%, 8–1–32	23	26
6.000%, 9–1–32	26	30
6.500%, 9–1–32	62	72
6.000%, 10–1–32	478	555
6.500%, 10–1–32	52	61
6.000%, 11–1–32	364	422
3.500%, 12–1–32	2,337	2,473
6.000%, 3–1–33	605	702
5.500%, 4–1–33	361	413
6.000%, 4–1–33	34	40
5.500%, 5–1–33	44	50
6.000%, 6–1–33	161	185
6.500%, 8–1–33	19	21
6.000%, 10–1–33	42	48
6.000%, 12–1–33	108	125
5.500%, 1–1–34	110	124
5.500%, 1–1–34	107	121
6.000%, 1–1–34	70	81
5.000%, 3–1–34	395	441
5.000%, 3–1–34	47	52
5.500%, 3–1–34	43	49
5.500%, 4–1–34	44	50
5.000%, 5–1–34	29	32
6.000%, 8–1–34	104	120
5.500%, 9–1–34	298	341
6.000%, 9–1–34	118	135
6.500%, 9–1–34	202	232
5.500%, 11–1–34	464	525
6.000%, 11–1–34	194	223
6.500%, 11–1–34	13	15
5.000%, 12–1–34	637	712
5.500%, 1–1–35	317	362
5.500%, 1–1–35	72	81
5.500%, 2–1–35	753	861

2015	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS

Ivy Bond Fund (in thousands)	MARCH 31, 2015

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
5.500%, 2–1–35	$103	$116
6.500%, 3–1–35	225	266
5.000%, 4–1–35	120	134
5.500%, 4–1–35	209	238
4.500%, 5–1–35	445	488
5.500%, 6–1–35	11	13
4.500%, 7–1–35	344	376
5.000%, 7–1–35	719	803
5.000%, 7–1–35	150	167
5.500%, 7–1–35	103	117
5.500%, 8–1–35	14	16
5.500%, 10–1–35	413	475
5.500%, 11–1–35	268	302
5.500%, 12–1–35	274	310
5.000%, 2–1–36	68	76
5.500%, 2–1–36	250	273
6.500%, 2–1–36	54	62
5.500%, 9–1–36	310	351
5.500%, 11–1–36	146	165
6.000%, 11–1–36	90	103
6.000%, 1–1–37	68	77
6.000%, 5–1–37	163	188
5.500%, 6–1–37	80	92
6.000%, 8–1–37	95	109
6.000%, 9–1–37	108	126
7.000%, 10–1–37	17	18
5.500%, 3–1–38	284	325
5.000%, 4–1–38	356	405
5.500%, 5–1–38	173	195
6.000%, 10–1–38	304	346
6.000%, 12–1–38	172	198
4.500%, 6–1–39	231	255
5.000%, 12–1–39	500	570
5.500%, 12–1–39	351	399
5.000%, 3–1–40	1,278	1,435
6.000%, 6–1–40	184	210
4.500%, 10–1–40	1,163	1,273
4.000%, 12–1–40	1,570	1,688
3.500%, 4–1–41	2,408	2,544
4.000%, 4–1–41	1,546	1,676
4.500%, 4–1–41	2,656	2,945
5.000%, 4–1–41	321	365
4.500%, 7–1–41	1,484	1,629
4.000%, 8–1–41	1,178	1,263
4.000%, 9–1–41	1,863	2,015
4.000%, 10–1–41	1,869	2,022
3.500%, 11–1–41	3,978	4,209
3.500%, 1–1–42	3,799	4,002
3.000%, 3–1–42	1,496	1,534
3.500%, 8–1–42	2,455	2,594
3.000%, 9–1–42	2,498	2,561
3.500%, 1–1–43	1,345	1,415
3.500%, 2–1–43	1,722	1,827
3.500%, 3–1–43	2,531	2,681
3.000%, 4–1–43	695	711
3.500%, 4–1–43	1,490	1,565
3.000%, 5–1–43	8,653	8,866
4.000%, 1–1–44	1,476	1,610
Government National Mortgage Association Agency REMIC/CMO:
0.168%, 3–16–34 (B)(D)	35	—	*
0.643%, 7–16–40 (B)(D)	175	2
0.000%, 3–16–42 (B)(D)(E)	688	—	*
0.366%, 6–17–45 (B)(D)	1,476	16

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.250%, 7–15–24	$63	$69
4.000%, 8–20–31	817	885
5.000%, 7–15–33	215	241
5.000%, 7–15–34	172	194
5.500%, 12–15–34	213	243
5.000%, 1–15–35	256	286
5.000%, 12–15–35	398	446
4.000%, 6–20–36	1,186	1,284
5.500%, 7–15–38	204	233
5.500%, 10–15–38	262	302
5.500%, 2–15–39	126	144
5.000%, 12–15–39	185	210
5.000%, 1–15–40	1,298	1,471
4.500%, 6–15–40	613	690
5.000%, 7–15–40	420	469
4.000%, 12–20–40	690	754
4.000%, 1–15–41	1,039	1,119
4.000%, 10–15–41	626	683
3.500%, 10–20–43	2,656	2,803
4.000%, 12–20–44	1,281	1,374
3.500%, 2–20–45	4,989	5,260
3.000%, 3–15–45	4,000	4,125
3.000%, 3–20–45	2,500	2,581
3.500%, 3–20–45	3,000	3,163
3.000%, 4–1–45	365	376
U.S. Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust 1995-1, Class 1,
7.234%, 2–15–25 (B)	83	95
U.S. Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust 1995-1, Class 2,
7.793%, 2–15–25	26	29

		172,182

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 23.6%		$175,723
(Cost: $172,128)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 11.7%
U.S. Treasury Bonds:
5.375%, 2–15–31 (F)	4,940	7,013
3.000%, 11–15–44	26,166	28,674
U.S. Treasury Notes:
0.875%, 5–15–17	1,960	1,971
0.500%, 7–31–17	2,000	1,992
0.875%, 1–15–18	2,775	2,778

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
0.875%, 1–31–18	$2,575	$2,577
1.375%, 2–29–20	15,125	15,130
1.750%, 2–28–22	20,235	20,293
2.000%, 2–15–25	6,375	6,415

		86,843

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 11.7%		$86,843
(Cost: $84,441)

SHORT-TERM SECURITIES
Commercial Paper (G) – 3.3%
Becton Dickinson & Co.,
0.440%, 4–7–15	1,394	1,394
Campbell Soup Co.,
0.470%, 4–22–15	5,000	4,999
Clorox Co. (The),
0.420%, 4–13–15	5,000	4,999
Danaher Corp.,
0.080%, 4–10–15	4,000	4,000
Mondelez International, Inc.,
0.460%, 4–8–15	5,000	4,999
Wisconsin Gas LLC,
0.130%, 4–8–15	4,000	4,000

		24,391

Master Note – 0.2%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (H)	1,616	1,616

TOTAL SHORT-TERM SECURITIES – 3.5%		$26,007
(Cost: $26,007)

TOTAL INVESTMENT SECURITIES – 100.4%		$746,492
(Cost: $729,654)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4)%		(2,834)

NET ASSETS – 100.0%		$743,658

20	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Bond Fund (in thousands)	MARCH 31, 2015

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015 the total value of these securities amounted to $121,618 or 16.4% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015.

(C)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(D)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(E)	Zero coupon bond.

(F)	All or a portion of securities with an aggregate value of $397 have been pledged as collateral on open futures contracts.

(G)	Rate shown is the yield to maturity at March 31, 2015.

(H)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following futures contracts were outstanding at March 31, 2015 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	Short	6–30–15	171	$(22,043)	$(146)
U.S. Treasury Long Bond	Short	6–30–15	70	(11,471)	(221)

				$(33,514)	$(367)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Preferred Stocks	$7,139	$1,597	$—
Asset-Backed Securities	—	88,748	994
Corporate Debt Securities	—	285,277	—
Mortgage-Backed Securities	—	64,538	2
Municipal Bonds	—	9,624	—
United States Government Agency Obligations	—	175,723	—
United States Government Obligations	—	86,843	—
Short-Term Securities	—	26,007	—
Total	$7,139	$738,357	$996

Liabilities
Futures Contracts	$367	$—	$—

During the period ended March 31, 2015, securities totaling $3 were transferred from Level 2 to Level 3 due to the lack of observable market data due to decreased market activity or information for these securities. Securities totaling $8,789 were transferred from Level 3 to Level 2 due to the increased availability of observable market data due to increased market activity or information for these securities. Transfers in and out of Level 3 represent the values as of the beginning of the reporting period. There were no transfers between Levels 1 and 2 during the period.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	21

MANAGEMENT DISCUSSION

Ivy Core Equity Fund	(UNAUDITED)

Erik R. Becker

Gustaf C. Zinn

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of Ivy Core Equity Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2015. They have co-managed the Fund since 2006. Both have 16 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Core Equity Fund (Class A shares at net asset value)	9.86%
Ivy Core Equity Fund (Class A shares including sales charges)	3.52%
Benchmark(s) and/or Lipper Category
S&P 500 Index	12.73%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Large-Cap Core Funds Universe Average	10.55%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

The S&P 500 Index increased 12.7% during the 12-month period ended March 31, 2015. Equity index returns were driven by a few key surprises that affected most sectors. The decline in oil prices by close to 50% was a monumental surprise compared to the beginning of the fiscal year and the U.S. 10 year Treasury yield declined close to 80 basis points while consensus expectations were for a rise. These developments drove strong performance in the consumer and defensive areas of the market and extreme weakness in the energy sector. All sectors posted positive returns, except energy. The strongest sector performers for the fiscal year were health care, consumer discretionary and technology.

Contributors and detractors

The Fund underperformed its benchmark for the 12-month period ended March 31, 2015. From a high level, performance was driven by macro factors, mainly the decline in oil prices and interest rates throughout the fiscal year. This negatively affected the most prominent theme in the portfolio, North American manufacturing renaissance, which had material exposure to companies in the industrials and energy sectors. Related to this decline in energy prices, Fund holdings in consumer discretionary, which largely include cable and media companies, didn’t benefit nearly to the extent that other large index holdings, such as retailers, did. As it relates to the decline in interest rates, this had multiple negative effects on relative performance. First, it continued the outperformance of defensive companies like utilities and consumer staples, areas we view as having unattractive earnings growth and valuation characteristics. Second, it was a negative for a few large Fund holdings where interest rate increases are needed for a rebound in earnings power.

A positive driver for the market and the Fund continues to be the theme of large acquisitions across many industries. The low interest rate environment combined with, in most cases, large operational synergies has created a somewhat unique environment where equity markets rewarded companies that did the buying. With companies facing the task of growing earnings after years of margin expansion and modest economic growth, acquisitions were being viewed as important earnings growth drivers over the coming years. The Fund continues to be “catalyst rich” in this area, as many of our holdings have either recently completed or are poised for important acquisitions. We had significant holdings where timing of acquisition closing was delayed, which dampened relative performance. We are hopeful that these acquisitions will be completed in the near future.

Outlook

While recent economic data has been weaker than expected, we believe growth should improve from this point forward. The most surprising weakness over the past few months, and most critical factor to driving improvement, is a pickup in consumption. Despite the material decline in energy prices, real consumption growth actually slowed in the first quarter of 2015, estimated to be roughly 2%. We currently believe tough weather is mostly to blame and expect consumption growth to drive improvement in gross domestic product (GDP) data throughout 2015. Leading indicators such as consumer confidence readings are at post-recession highs and recent data points such as March vehicle sales have improved from the winter months. Within the Fund’s portfolio, we have continued to increase exposure to companies that we expect to benefit from a pickup in consumption. We believe the best opportunities are at the lower-end income segment of the market where the propensity to save is low.

On the energy front, we think the largest sequential declines in energy investment have largely occurred and should lessen the GDP drag in the coming quarters. Earnings within the energy patch are likely to remain under significant pressure and we expect further downward revisions, specifically for many industrial companies with energy-related exposures. While we currently believe that the low commodity price environment is driving significant contraction in investment, which will lead to slower supply growth and an eventual recovery in prices and stocks, we are not increasing exposure at this time. We believe our focus and current holdings are the highest quality companies that we expect to benefit most from

22	ANNUAL REPORT	2015

longer-term energy production growth in the U.S., and which we believe will play a key role in meeting future global energy demand over the next decade.

The other key factor during the fiscal year from an economic and corporate earnings segment was the currency markets. Since mid-2014, the nominal broad trade weighted value of the dollar is up 15%. This type of move has been seen only twice in the past 30 years in 1985 and 1997. The dramatic pace of this move has weighed on corporate earnings for multinationals as translation effects and pricing reactions have negatively affected reported revenue growth. The move has been strongest against the euro area and Japan, as central banks accelerated quantitative easing (QE) policies. While the concept that the U.S. economy was further ahead in its healing process than the rest of the world was not new, soft growth in 2012-2013 kept domestic QE going longer than expected. Stronger 2014 growth, combined with clearer Fed messaging of a desire to raise interest rates in 2015 as well as larger QE programs by the central banks in Europe and Japan were the key catalysts for the large recent move. One key lesson during the domestic bull market has been “don’t fight the Fed” and this is now being applied to markets outside the U.S. As European competitiveness improves with the weaker euro, we think economic growth there should improve at the expense of the U.S., which could potentially slow future currency moves. Recent European economic data seems to be improving off a low level.

Currently, the Fund does not have outsized bets relative to predicting future moves in oil or the dollar versus other currencies. We believe that the Fed will start raising interest rates at some point in 2015. However, we think the pace of the increase will likely be slow and longer-duration rates will remain anchored by low rates elsewhere in the world. We have increased the Fund’s focus on more company-specific stories that we believe can deliver better-than-expected multi-year earnings through new products, cost restructuring and increasingly strategic acquisitions. We expect the recent shift in outperformance of growth stocks could continue. In the next 12 months, we expect stock prices to primarily be driven by earnings growth versus additional multiple expansion. We believe this could benefit the Fund’s earnings-focused strategy.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investments. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Core Equity Fund’s performance.

2015	ANNUAL REPORT	23

PORTFOLIO HIGHLIGHTS

Ivy Core Equity Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	99.0%
Health Care	21.8%
Consumer Discretionary	21.5%
Information Technology	20.4%
Financials	7.4%
Consumer Staples	7.3%
Industrials	7.1%
Energy	6.2%
Materials	3.7%
Telecommunication Services	3.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.0%

Lipper Rankings

Category: Lipper Large-Cap Core Funds	Rank	Percentile
1 Year	522/850	62
3 Year	394/769	52
5 Year	124/691	18
10 Year	38/486	8

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Citigroup, Inc.	Financials	Other Diversified Financial Services
Applied Materials, Inc.	Information Technology	Semiconductor Equipment
Teva Pharmaceutical Industries Ltd. ADR	Health Care	Pharmaceuticals
Actavis plc	Health Care	Pharmaceuticals
Medtronic, Inc.	Health Care	Health Care Equipment
Shire Pharmaceuticals Group plc ADR	Health Care	Pharmaceuticals
MasterCard, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Dollar General Corp.	Consumer Discretionary	General Merchandise Stores
Bristol-Myers Squibb Co.	Health Care	Pharmaceuticals
Humana, Inc.	Health Care	Managed Health Care

See your advisor or www.ivyfunds.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

24	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Core Equity Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	3.52%	4.80%	9.04%	3.32%	10.14%	9.40%	—	10.18%
5-year period ended 3-31-15	13.16%	13.23%	13.63%	13.04%	14.89%	—	—	14.71%
10-year period ended 3-31-15	8.32%	8.10%	8.13%	—	—	—	—	9.16%
Since Inception of Class through 3-31-15(5)	—	—	—	7.57%	9.01%	17.95%	7.39%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS

Ivy Core Equity Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.7%
Polo Ralph Lauren Corp.	63	$8,311

Auto Parts & Equipment – 2.0%
Delphi Automotive plc	285	22,742

Automobile Manufacturers – 1.5%
Ford Motor Co.	1,041	16,808

Broadcasting – 2.0%
CBS Corp., Class B	364	22,059

Cable & Satellite – 5.4%
Charter Communications, Inc., Class A (A)	95	18,285
Comcast Corp., Class A	395	22,289
Time Warner Cable, Inc.	141	21,103

		61,677

General Merchandise Stores – 2.6%
Dollar General Corp.	395	29,783

Home Improvement Retail – 2.2%
Home Depot, Inc. (The)	219	24,847

Hotels, Resorts & Cruise Lines – 1.6%
Hilton Worldwide Holdings, Inc. (A)	607	17,970

Internet Retail – 1.2%
Amazon.com, Inc. (A)	38	14,065

Motorcycle Manufacturers – 1.0%
Harley-Davidson, Inc.	188	11,431

Restaurants – 1.3%
Starbucks Corp.	156	14,754

Total Consumer Discretionary – 21.5%		244,447
Consumer Staples

Brewers – 2.3%
Anheuser-Busch InBev S.A. ADR	210	25,564

Hypermarkets & Super Centers – 2.3%
Costco Wholesale Corp.	174	26,345

Packaged Foods & Meats – 1.0%
Kraft Foods Group, Inc.	135	11,743

Tobacco – 1.7%
Philip Morris International, Inc.	257	19,328

Total Consumer Staples – 7.3%		82,980

COMMON STOCKS (Continued)	Shares	Value
Energy

Oil & Gas Exploration & Production – 3.3%
Cabot Oil & Gas Corp.	576	$17,018
EOG Resources, Inc.	38	3,475
Noble Energy, Inc.	349	17,042

		37,535

Oil & Gas Refining & Marketing – 1.1%
Phillips 66	153	11,987

Oil & Gas Storage & Transportation – 1.8%
MarkWest Energy Partners L.P.	314	20,775

Total Energy – 6.2%		70,297
Financials

Consumer Finance – 1.6%
Capital One Financial Corp.	230	18,121

Multi-Line Insurance – 1.7%
American International Group, Inc.	353	19,324

Other Diversified Financial Services – 4.1%
Citigroup, Inc.	909	46,811

Total Financials – 7.4%		84,256
Health Care

Biotechnology – 4.1%
Alexion Pharmaceuticals, Inc. (A)	121	21,004
Biogen, Inc. (A)	28	11,696
Celgene Corp. (A)	124	14,341

		47,041

Health Care Equipment – 3.1%
Medtronic plc	448	34,916

Managed Health Care – 2.5%
Humana, Inc.	163	29,088

Pharmaceuticals – 12.1%
Actavis plc (A)	123	36,488
Bristol-Myers Squibb Co.	451	29,109
Shire Pharmaceuticals Group plc ADR	142	33,908
Teva Pharmaceutical Industries Ltd. ADR	606	37,741

		137,246

Total Health Care – 21.8%		248,291
Industrials

Aerospace & Defense – 1.0%
Boeing Co. (The)	77	11,586

COMMON STOCKS (Continued)	Shares	Value
Railroads – 6.1%
Canadian Pacific Railway Ltd.	153	$28,009
Kansas City Southern	202	20,579
Union Pacific Corp.	191	20,644

		69,232

Total Industrials – 7.1%		80,818
Information Technology

Application Software – 3.9%
Adobe Systems, Inc. (A)	371	27,402
Autodesk, Inc. (A)	295	17,281

		44,683

Data Processing & Outsourced Services – 4.3%
Alliance Data Systems Corp. (A)	60	17,851
MasterCard, Inc., Class A	361	31,178

		49,029

Internet Software & Services – 1.4%
Google, Inc., Class A (A)	30	16,530

IT Consulting & Other Services – 2.2%
Cognizant Technology Solutions Corp., Class A (A)	394	24,607

Semiconductor Equipment – 4.1%
Applied Materials, Inc.	2,059	46,440

Semiconductors – 2.5%
Texas Instruments, Inc.	493	28,163

Systems Software – 2.0%
Microsoft Corp.	553	22,474

Total Information Technology – 20.4%		231,926
Materials

Diversified Chemicals – 1.6%
PPG Industries, Inc.	81	18,246

Industrial Gases – 2.1%
Air Products and Chemicals, Inc.	157	23,766

Total Materials – 3.7%		42,012
Telecommunication Services

Alternative Carriers – 1.6%
Level 3 Communications, Inc. (A)	342	18,424

26	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Core Equity Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Wireless Telecommunication Service – 2.0%
American Tower Corp., Class A	245	$23,048

Total Telecommunication Services – 3.6%		41,472

TOTAL COMMON STOCKS – 99.0%		$1,126,499
(Cost: $915,148)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (B) – 0.2%
J.M. Smucker Co. (The),
0.280%, 4–1–15	$1,756	$1,756

Master Note – 0.2%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (C)	2,783	2,783

TOTAL SHORT-TERM SECURITIES – 0.4%		$4,539
(Cost: $4,539)

Value
TOTAL INVESTMENT SECURITIES – 99.4%	$1,131,038
(Cost: $919,687)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%	6,426

NET ASSETS – 100.0%	$1,137,464

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at March 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$1,126,499	$—	$—
Short-Term Securities	—	4,539	—
Total	$1,126,499	$4,539	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	27

MANAGEMENT DISCUSSION

Ivy Cundill Global Value Fund	(UNAUDITED)

Andrew Massie

Ivy Cundill Global Value Fund is subadvised by Mackenzie Financial Corporation.

Below, Andrew Massie, Ivy Cundill Global Value Fund portfolio manager, discusses positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Massie has 32 years of industry experience and has managed the Fund since December 2007.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Cundill Global Value Fund (Class A shares at net asset value)	–8.02%
Ivy Cundill Global Value Fund (Class A shares including sales load)	–13.33%
Benchmark(s) and/or Lipper Category
MSCI World Index	6.03%
(generally reflects the performance of securities that represent the global stock market)
MSCI ACWI Value Index	1.28%
(generally reflects the performance of value-oriented securities that represent the global stock market, including emerging markets)
Lipper Global Multi-Cap Value Funds Universe Average	1.58%
(generally reflects the performance of the universe of funds with similar investment objectives)

Effective July 2014, the Fund’s benchmark changed from the MSCI World Index to the MSCI ACWI Value Index, which is more reflective of the types of securities in which the Fund invests.

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Poor performance in volatile markets

International markets were volatile for the fiscal year ending March 31, 2015. By and large, markets posted gains in local currency, but posted modest performance in U.S. dollars. The Fund’s benchmark, the MSCI ACWI Value Index, was up approximately 1.3% on the year. While the U.S. Federal Reserve (Fed) exited its accommodative stance, monetary policy has remained very loose around the world. For example, shortly after the start of 2015, the European Central Bank (ECB) announced additional easing efforts – unveiling details of a one trillion-euro bond purchases program — that began in March.

For the 12 months ended March 31, 2015, the Fund posted negative performance and underperformed its benchmark. Underperformance was several fold, and at a high level, we believe value investing has been out of favor for an extended period of time. At the Fund level, sector allocation and security selection detracted from performance for the year. Underperformance was driven by poor stock selection in the energy, consumer discretionary, financials and industrials sectors. Regionally, an underweight allocation to U.S. stocks, along with an overweight allocation to South Korea, which performed poorly, detracted from Fund performance. An overweight allocation to European stocks was not beneficial, particularly in the case of Greece. On the other hand, the decision to hedge currency risk, notably in the euro and yen, was a positive contributor to performance.

Strategies and techniques

Through the year, certain investments were partially or fully harvested. Exposure to interest-rate-sensitive financials, such as American International Group and Bank of America were reduced, while a position in EFG Eurobank Ergasias S.A. — a recovery driven financial company — was established via a share offering. Similarly, gains were taken in Henderson Land, a Hong Kong based real estate conglomerate, and shifted into Cheung Kong Ltd., a similar business we believe has underperformed yet has an attractive margin of safety. (The Fund no longer holds Henderson Land.)

With the decline of oil prices through the year, the energy sector became an area of Fund focus. Oil prices tumbled through January 2015 on concerns of oversupply. In our view, mid- to longer-term oil supplies will naturally dwindle. As a result, demand could grow which likely would necessitate exploration and rebalance the supply/demand equilibrium. The sell-off in energy related stocks has provided a host of potential investments. Stock selection has been geared toward a lower weight across several companies in an effort to diversify the portfolio and reduce risk. The Fund held 39 equity holdings as of March 31, 2015. Our main area of focus has been on servicing companies such as drillers and well service providers, rather than exploration and producers. An additional energy theme for the Fund includes manufactures of high-quality drill pipe and equipment manufacturers/servicers in the industrials sector. In our view, these securities have declined similarly to energy producers, yet provide a less risky way to participate in an oil price recovery as they have less exposure to the economics of any one field or play.

During the year, the Fund utilized forward currency contracts to hedge some foreign currency exposure back to the U.S. dollar. With the strong U.S. dollar and weakness in the European economy, the Fund hedged a portion of its euro exposure. The British pound and Japanese yen were also hedged. The Fund’s hedging strategy contributed positively to performance for year. This strategy remained in place as of fiscal year end.

Outlook

Over the foreseeable future, we think it is likely the ECB’s accommodative policy to support the European economy will, among other things, inflate equity prices much like the Fed’s quantitative easing did in the U.S. We believe the outlier will be what happens with Greece – consensus seems to indicate an expectation that they will “muddle through” with concessions by both sides. However, if a Greek exit from the euro becomes evident, currency and equity markets may be turbulent.

28	ANNUAL REPORT	2015

Domestically, markets appear to be preparing for an interest rate hike. If not this quarter, then we think rates will rise by year end. The risk will be further dollar strength, which we believe could negatively impact a portion of the economy, notably exporters. A shift to a more conventional rate policy may have an impact beyond the U.S., possibly pushing the euro lower and detracting from emerging-market economies.

In our view, South Korea and energy-related stocks seem to be yielding the best risk/reward opportunity for value investors, and we expect opportunities to emerge in Europe. That said, we will continue to seek investment opportunities in all sectors and countries, while waiting for a more favorable environment for a deep value style.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Cundill Global Value Fund.

2015	ANNUAL REPORT	29

PORTFOLIO HIGHLIGHTS

Ivy Cundill Global Value Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	83.8%
Financials	26.7%
Consumer Discretionary	22.0%
Energy	13.6%
Industrials	9.1%
Materials	6.4%
Consumer Staples	3.6%
Information Technology	2.4%
Bonds	3.0%
Corporate Debt Securities	2.9%
Other Government Securities	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	13.2%

Lipper Rankings

Category: Lipper Global Multi-Cap Value Funds	Rank	Percentile
1 Year	82/89	92
3 Year	62/69	89
5 Year	38/44	85
10 Year	23/26	86

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	37.7%
United States	31.0%
Canada	6.7%
Europe	24.6%
Germany	7.2%
France	5.3%
Italy	4.7%
United Kingdom	3.9%
Other Europe	3.5%
Pacific Basin	23.4%
South Korea	11.8%
Japan	7.6%
Hong Kong	4.0%
South America	1.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	13.2%

Top 10 Equity Holdings

Company	Country	Sector	Industry
American International Group, Inc.	United States	Financials	Multi-Line Insurance
Citigroup, Inc.	United States	Financials	Other Diversified Financial Services
Mediaset S.p.A.	Italy	Consumer Discretionary	Broadcasting
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares	Germany	Financials	Reinsurance
Bank of America Corp.	United States	Financials	Diversified Banks
SANKYO Co. Ltd.	Japan	Consumer Discretionary	Leisure Products
POSCO	South Korea	Materials	Steel
Hyundai Motor Co.	South Korea	Consumer Discretionary	Automobile Manufacturers
Chesapeake Energy Corp.	United States	Energy	Oil & Gas Exploration & Production
Group 4 Securicor plc	United Kingdom	Industrials	Security & Alarm Services

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

30	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Cundill Global Value Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-13.33%	-12.73%	-8.63%	-13.32%	-7.58%	-8.19%	—	-7.86%
5-year period ended 3-31-15	4.30%	4.29%	4.93%	4.47%	6.12%	—	—	5.99%
10-year period ended 3-31-15	3.35%	3.21%	3.35%	—	—	—	—	4.46%
Since Inception of Class through 3-31-15(5)	—	—	—	0.94%	2.25%	8.73%	-8.72%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

The Fund’s benchmark changed from MSCI World Index, effective May 2014. Ivy Investment Management Company (“IICO”) believes that the MSCI ACWI Value Index provides a better benchmark for the Fund in light of the type of securities in which the Fund invests. For comparison purposes, the prior benchmark, MSCI World Index, is included in this report.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS

Ivy Cundill Global Value Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Brazil

Energy – 0.0%
HRT Participacoes Em Petroleo S.A. (A)	28	$40

Financials – 1.1%
BR Properties S.A.	821	3,397

Total Brazil – 1.1%		$3,437
Canada

Energy – 2.2%
Cenovus Energy, Inc.	287	4,842
EnCana Corp.	208	2,316

		7,158

Materials – 1.6%
Canfor Corp. (A)	251	5,022

Total Canada – 3.8%		$12,180
France

Industrials – 5.3%
Compagnie de Saint-Gobain	160	7,049
Vallourec	85	2,077
Vinci	135	7,715

		16,841

Total France – 5.3%		$16,841
Germany

Consumer Discretionary – 2.7%
adidas AG	110	8,692

Financials – 4.5%
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares	65	14,125

Total Germany – 7.2%		$22,817
Greece

Consumer Discretionary – 0.3%
Intralot S.A. Integrated Lottery Systems and Services (A)	626	1,010

Financials – 0.9%
EFG Eurobank Ergasias S.A. (A)	23,777	2,685

Total Greece – 1.2%		$3,695
Hong Kong

Consumer Discretionary – 1.0%
Melco PBL Entertainment (Macau) Ltd. ADR	153	3,286

COMMON STOCKS (Continued)	Shares	Value

Financials – 3.0%
Cheung Kong (Holdings) Ltd.	158	$3,236
First Pacific Co. Ltd.	6,167	6,157

		9,393

Total Hong Kong – 4.0%		$12,679
Italy

Consumer Discretionary – 4.7%
Mediaset S.p.A.	3,270	14,958

Total Italy – 4.7%		$14,958
Japan

Consumer Discretionary – 7.6%
Honda Motor Co. Ltd.	205	6,661
SANKYO Co. Ltd.	372	13,260
Sega Sammy Holdings, Inc.	299	4,374

		24,295

Total Japan – 7.6%		$24,295
Luxembourg

Energy – 1.2%
Tenaris S.A.	272	3,824

Total Luxembourg – 1.2%		$3,824
Netherlands

Industrials – 1.0%
TNT Express N.V.	524	3,338

Total Netherlands – 1.0%		$3,338
South Korea

Consumer Discretionary – 3.4%
Hyundai Motor Co.	72	10,881

Consumer Staples – 3.6%
Korea Tobacco & Ginseng Corp.	70	5,561
Nongshim Co. Ltd.	27	5,903

		11,464

Materials – 4.8%
POSCO	56	12,367
POSCO ADR	54	2,957

		15,324

Total South Korea – 11.8%		$37,669
United Kingdom

Energy – 1.1%
BP plc ADR	86	3,367

Industrials – 2.8%
Group 4 Securicor plc	2,059	9,033

Total United Kingdom – 3.9%		$12,400

COMMON STOCKS (Continued)	Shares	Value
United States

Consumer Discretionary – 2.3%
GameStop Corp., Class A	190	$7,197

Energy – 6.2%
Apache Corp.	65	3,891
Chesapeake Energy Corp.	399	5,655
Helmerich & Payne, Inc.	15	1,001
Rowan Cos., Inc.	325	5,763
Transocean Ltd.	243	3,559

		19,869

Financials – 17.2%
American International Group, Inc.	388	21,262
Bank of America Corp.	891	13,720
Citigroup, Inc.	386	19,905

		54,887

Information Technology – 2.4%
Microsoft Corp.	190	7,717

Total United States – 28.1%		$89,670

TOTAL COMMON STOCKS – 80.9%		$257,803
(Cost: $236,443)

PREFERRED STOCKS
United States

Energy – 2.9%
Chesapeake Energy Corp., 5.750%, Convertible (B)	10	9,049

Total United States – 2.9%		$9,049

TOTAL PREFERRED STOCKS – 2.9%		$9,049
(Cost: $10,733)

CORPORATE DEBT SECURITIES	Principal
Canada

Telecommunication Services – 2.9%
BlackBerry Ltd., Convertible
6.000%, 11–13–20	$7,020	9,127

Total Canada – 2.9%		$9,127

TOTAL CORPORATE DEBT SECURITIES – 2.9%		$9,127
(Cost: $7,020)

32	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Cundill Global Value Fund (in thousands)	MARCH 31, 2015

OTHER GOVERNMENT SECURITIES (C)	Principal		Value
Greece – 0.1%
Hellenic Republic:
2.000%, 2–24–23 (D)	EUR	18	$11
2.000%, 2–24–24 (D)		18	10
2.000%, 2–24–25 (D)		18	10
2.000%, 2–24–26 (D)		18	10
2.000%, 2–24–27 (D)		18	9
2.000%, 2–24–28 (D)		19	10
2.000%, 2–24–29 (D)		19	10
2.000%, 2–24–30 (D)		19	10
2.000%, 2–24–31 (D)		19	10
2.000%, 2–24–32 (D)		19	10
2.000%, 2–24–33 (D)		19	10
2.000%, 2–24–34 (D)		19	10
2.000%, 2–24–35 (D)		19	10
2.000%, 2–24–36 (D)		19	10
2.000%, 2–24–37 (D)		19	10
2.000%, 2–24–38 (D)		19	10
2.000%, 2–24–39 (D)		19	10

OTHER GOVERNMENT SECURITIES (C) (Continued)	Principal		Value
Greece (Continued)
2.000%, 2–24–40 (D)	EUR	19	$10
2.000%, 2–24–41 (D)		19	10
2.000%, 2–24–42 (D)		19	10
0.000%, 10–15–42 (D)(E)		378	2

			202

TOTAL OTHER GOVERNMENT SECURITIES – 0.1%			$202
(Cost: $95)

SHORT-TERM SECURITIES	Principal	Value
United States Government Agency Obligations – 12.7%
Overseas Private Investment Corp. (GTD by U.S. Government):
0.110%, 4–1–15 (F)	$23,283	$23,282
0.110%, 4–7–15 (F)	17,297	17,297

		40,579

TOTAL SHORT-TERM SECURITIES – 12.7%		$40,579
(Cost: $40,579)

TOTAL INVESTMENT SECURITIES – 99.5%		$316,760
(Cost: $294,870)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		1,750

NET ASSETS – 100.0%		$318,510

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015 the total value of these securities amounted to $9,049 or 2.8% of net assets.

(C)	Other Government Securities include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(D)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro).

(E)	Zero coupon bond.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at March 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	1,233,900	U.S. Dollar	10,435	6-3-15	Morgan Stanley International	$138	$—
Euro	25,510	U.S. Dollar	28,570	6-19-15	Morgan Stanley International	1,111	—
Japanese Yen	1,253,000	U.S. Dollar	10,502	7-8-15	Morgan Stanley International	40	—
Japanese Yen	225,000	U.S. Dollar	1,892	5-13-15	State Street Global Markets	15	—
Euro	3,500	U.S. Dollar	3,833	5-15-15	State Street Global Markets	67	—
British Pound	3,060	U.S. Dollar	4,725	7-17-15	State Street Global Markets	189	—

						$1,560	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$257,803	$—	$—
Preferred Stocks	—	9,049	—
Corporate Debt Securities	—	—	9,127
Other Government Securities	—	202	—
Short-Term Securities	—	40,579	—
Total	$257,803	$49,830	$9,127
Forward Foreign Currency Contracts	$—	$1,560	$—

2015	ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS

Ivy Cundill Global Value Fund (in thousands)	MARCH 31, 2015

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Corporate Debt Securities
Beginning Balance 4-1-14	$7,117
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	2,010
Purchases	—
Sales	—
Amortization/Accretion of premium/discount	—
Transfers into Level 3 during the period	—
Transfers out of Level 3 during the period	—
Ending Balance 3-31-15	$9,127
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-15	$2,010

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the period ended March 31, 2015, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 3-31-15	Valuation Technique(s)	Unobservable Input(s)
Assets
Corporate Debt Securities	$9,127	Third-party valuation service	Broker quotes

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

Market Sector Diversification
(as a % of net assets)
Financials	26.7%
Consumer Discretionary	22.0%
Energy	13.6%
Industrials	9.1%

Materials	6.4%
Consumer Staples	3.6%
Telecommunication Services	2.9%
Information Technology	2.4%
Other Government Securities	0.1%
Other+	13.2%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

34	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Dividend Opportunities Fund	(UNAUDITED)

Christopher J. Parker

Christopher J. Parker, CFA, who has 19 years of industry experience, became portfolio manager of Ivy Dividend Opportunities Fund in August 2014. The Fund previously was managed by Cynthia P. Prince-Fox from July 2013 to July 2014 and prior to that, it was managed by David P. Ginther, CFA. Below, Mr. Parker discusses positioning, performance and results for the fiscal year ended March 31, 2015.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Dividend Opportunities Fund (Class A shares at net asset value)	8.19%
Ivy Dividend Opportunities Fund (Class A shares including sales charges)	1.95%
Benchmark(s) and/or Lipper Category
Russell 1000 Index	12.73%
(generally reflects the performance of stocks that represent the equity market)
Lipper Equity Income Funds Universe Average	7.95%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

The past 12-month period ended March 31, 2015 represented a favorable period for large-cap equities for the most part, with the Russell 1000 index rising by 12.7% and the Lipper Equity Income Funds Universe posting an average of nearly 8%. Over the course of the period we experienced what seem to be the now typical ebbs and flows of optimism and pessimism around economic growth. With that being said, we saw the fiscal year evolve around three large themes: 1) activism/merger and acquisition (M&A) activity, 2) oil prices and 3) interest rates and currencies. We believe these themes continue to influence market dynamics as we progress into a new fiscal period.

Activism has been present for decades in various forms, from the early days of greenmail to corporate raiders and leveraged buyouts. The initial pressure from the fear of being raided or taken over in a hostile transaction drove an era of heightened focus on value creation via a variety of forms, not the least of which was corporate restructuring (operational optimization) and capital structure optimization. Upon coming out of the financial crisis, many companies were able to deliver solid returns for shareholders simply due to the depressed level of share prices and continuing doubts regarding the certainty of the broader economic recovery. However, as the recovery matured, and strong stock price performance was not as uniform, a new and increased push has come from the activist community. In the past, some companies were thought to be highly unlikely candidates for activism due to generally solid positions (not really broken, but not being run optimally necessarily) or simply size. However, a new era of activism has emerged where no one is “safe” (Apple Inc. and Microsoft Corp. have been the target of activist funds recently) and where companies appear to increasingly realize that working with activists may often be a genuine value creating strategy.

This fresh wave of activism has driven a renewed push for better capital management (for example returns of cash to shareholders from companies such as Apple), and has pushed boards to be far less tolerant of management underperformance. This push has also increased focus upon corporate portfolio restructuring. Portfolio restructuring has included shedding businesses over the past few years via spinoff and divestitures and this fiscal year has taken the form of a strong wave of M&A. With money incredibly cheap, confidence high and increased pressure on management teams to perform, a wave of activity has been unleashed. Nowhere has this been more evident than in health care, which was the best performing sector due in large part to value creation from accretive strategic M&A. Additionally, even in previously quiet sectors, M&A has cropped up — with the most obvious example being the acquisition of Kraft Foods (not a holding of the Fund). It is a bit of an over-simplification, but the message is clear — act or perish! This isn’t a theme we invest around specifically, but we do not expect this surge to dissipate anytime soon.

The impact of oil prices is something that unfolded dramatically over the course of the year and is still playing out. Energy was the worst performing sector last year as the price of this commodity was cut in half over the past nine months. To a degree, this is about a lot of value transfer. We believe oil producers and service companies must now adjust to a new world in which OPEC should not be expected to support prices that are above the level that is justified by the global cost curve (which has been dropping as new technologies applied in U.S. unconventional reserves have opened new areas for exploration at declining costs). Thus, we find OPEC no longer is the fulcrum that will balance the market, U.S. unconventional reserves appear to be, for the time being. This has perpetuated a required balancing of the market, which has driven down prices and caused exploration and production companies (E&P) to dramatically cut back on spending. The direct impact on E&P and oil services earnings has yet to fully work its way through the profit and loss statements of these companies, but it will and when it does, we expect lower quality operators and businesses to be increasingly marginalized. Additionally, energy E&P has been a prodigious driver of growth and supernormal operating profitability in numerous other segments such as industrials and materials. These sectors have underperformed in light of this reset, and we believe more is likely to come. We think the big winner here will be the U.S. consumer, who should enjoy lower prices at the pump and a lower general level of price inflation as energy costs touch lots of areas of consumer spending in many indirect ways. We do not believe the true impact of this dynamic has totally shaken out yet, and we are actively looking for opportunities around this factor that fit our framework and approach.

Finally, we come to interest rates and currency. Since the start of the financial crisis, the Federal Reserve (Fed) has been the most aggressive central bank in terms of using any and all tools in its arsenal to stabilize, support and grow the U.S. economy. This is juxtaposed against numerous other

2015	ANNUAL REPORT	35

MANAGEMENT DISCUSSION

Ivy Dividend Opportunities Fund	(UNAUDITED)

central banks that have been viewed as being largely behind the curve. This has kept U.S. rates low, the dollar weak and has supported U.S. asset prices. In the past 12 months that script has flipped. The Fed has completed its quantitative easing program, and has pivoted to a discussion regarding the timing of an initial increase in the fed funds rate and what the path to normalization of interest rates will look like. At the same time, the European central bank (ECB) has acted to push down interest rates across the Continent via its own quantitative easing program, and via a parallel communication campaign regarding its willingness to act in whatever manor needed to begin to improve economic activity and support asset prices in Europe. The impact has been plunging interest rates across the board in Europe (with negative rates becoming quite common), a general suppression of interest rates on long-duration assets globally and a surge in the value of the dollar. The impact on companies and financial markets is multi-faceted. The first order effect is clear and is playing out. This is the translation impact on multinational earnings from a stronger dollar. We believe that the second order impact that has yet to get fully fleshed out in the markets or in economic and corporate data is the sizable shift in the cost curve that we find has just occurred for U.S. and foreign producers of all sorts of goods. We expect this to be a headwind for some businesses that have other levers to pull to offset this pressure, but also believe it will be far more problematic for some domestic businesses and think it should be a sizable opportunity for companies in regions such as Europe and Japan that we believe are now dramatically more competitive on the global market.

Contributors and detractors

The Fund underperformed its benchmark during the fiscal year ended March 31, 2105. Relative performance was negatively impacted by both sector allocation and stock selection during the period. From a sector allocation perspective, the Fund’s underweight position in technology was a drag on performance, as was the Fund’s overweight positions in materials and industrials. The Fund’s underweight position in energy was the most favorable contributor to returns from a sector perspective. Stock selection in energy and materials were favorable, while stock selection in health care and technology stood out as creating the most significant drag on performance.

From the perspective of individual securities Limited Brands, Apple, Home Depot and Bristol Myers Squibb were the greatest contributors to returns. Wynn Resorts, Seagate Technology, Occidental Petroleum and Caterpillar had the greatest negative impact on the Fund’s returns.

General strategy going forward

Dividends are a source of income for investors and can provide some stability of returns as well. One of the objectives of the Fund is to provide an attractive level of income for our investors relative to the overall equity market (we also look to offer an income stream that grows over time as well). However, dividend yields and changes in dividend policy are also signals of how the market is thinking about the future prospects of a particular company or how management is thinking about its business and its relationship with its shareholders. In addition to generating income for our investors, our approach will be centered around seeking to exploit those aforementioned signals to generate an attractive total return for Fund investors.

The first signal is above average-dividend yields. We think this can signal some skepticism about the future prospects of a business (in much the same way we believe a low price-to-earnings ratio can indicate the same) or it may convey that growth expectations are substantially lower than average. We believe that using the dividend yield alone is highly susceptible to value traps and is a blunt instrument. However, when an above-average dividend yield is combined with an attractive valuation on free-cash-flow and earnings before interest, taxes, depreciation and amortization (EBITDA) metrics, the combination can create a rich universe of potential investments. Our bias here is also for companies that we think can grow the dividend at a reasonable rate either due to a below average, but rising payout ratio or attractive underlying earnings growth. We are basically using additional valuation metrics to confirm what we think is the signal of potential cheapness created by the above-average yield, but also using the bias toward growth to avoid instances where yield is the vast source of return (and where our growth in income would be uninspiring).

The second signal, in our view, is changes in dividend and capital return policy, or simply rapid dividend growth. In this case, we are still using cash flow and EBITDA-based metrics to evaluate what we believe is relative cheapness, but are much more focused on prospects for noteworthy changes in dividend policy (rapid increases in dividends from an initial low level or initiation) or simply rapid dividend growth driven by strong earnings growth. We believe such changes in policy are often an indication of management’s greater confidence in its business prospects or the durability of cash generation or an increased focus on rewarding shareholders. We further believe that both of these are strong positive signals that, when combined with what we think is an attractive valuation, can lead to large returns (and may also provide good income growth).

Finally, we must note that the above criteria merely define the Fund’s approach and universe. Each name is subject to thorough fundamental research and our estimate of intrinsic value and potential return is determined. Additionally, near- and medium-term risks and catalysts are also evaluated before stocks enter the Fund and are considered in sizing of positions.

Outlook

Our outlook for equities in the near-term is increasingly neutral. Multiples are not excessive in our view, outside of a few subsectors. However, we believe that the outlook for earnings growth is increasingly messy given foreign currency impacts as well as fundamental slowing in certain areas due to changes in the global competitive environment. We are concerned about the sense of broad complacency that appears to exist regarding these risk factors as well as the ability of the Fed to manage its exit from zero-interest rate policy without incident (either in the form of a slowing economy are downward market volatility). As a result we are cautious, and seeking to allocate capital to opportunities that we think appear attractive in the context of this type of market environment.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

36	ANNUAL REPORT	2015

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investments. Dividend-paying instruments may not experience the same price appreciation as non-dividend paying investments. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend paid by the company may fluctuate significantly. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Dividend Opportunities Fund’s performance.

2015	ANNUAL REPORT	37

PORTFOLIO HIGHLIGHTS

Ivy Dividend Opportunities Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	91.0%
Health Care	16.3%
Information Technology	15.8%
Financials	15.4%
Consumer Discretionary	13.8%
Industrials	13.7%
Energy	5.8%
Consumer Staples	5.0%
Materials	3.7%
Utilities	1.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	9.0%

Lipper Rankings

Category: Lipper Equity Income Funds	Rank	Percentile
1 Year	242/499	49
3 Year	213/359	60
5 Year	220/286	77
10 Year	86/176	49

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Teva Pharmaceutical Industries Ltd. ADR	Health Care	Pharmaceuticals
Medtronic, Inc.	Health Care	Health Care Equipment
Bristol-Myers Squibb Co.	Health Care	Pharmaceuticals
Applied Materials, Inc.	Information Technology	Semiconductor Equipment
Citigroup, Inc.	Financials	Other Diversified Financial Services
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Pfizer, Inc.	Health Care	Pharmaceuticals
Honeywell International, Inc.	Industrials	Aerospace & Defense
Seagate Technology	Information Technology	Technology Hardware, Storage & Peripherals
Eaton Corp.	Industrials	Industrial Machinery

See your advisor or www.ivyfunds.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

38	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Dividend Opportunities Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	1.95%	3.48%	7.46%	1.82%	8.50%	7.90%	—	8.25%
5-year period ended 3-31-15	10.03%	10.26%	10.59%	9.93%	11.72%	—	—	11.44%
10-year period ended 3-31-15	6.87%	6.71%	6.74%	—	—	—	—	7.63%
Since Inception of Class through 3-31-15(5)	—	—	—	4.57%	5.89%	16.40%	6.76%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS

Ivy Dividend Opportunities Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Advertising – 1.7%
Omnicom Group, Inc.	94	$7,365

Apparel Retail – 2.0%
Limited Brands, Inc.	89	8,373

Automobile Manufacturers – 1.1%
Ford Motor Co.	281	4,527

Cable & Satellite – 3.2%
Comcast Corp., Class A	144	8,154
Time Warner Cable, Inc.	36	5,396

		13,550

Casinos & Gaming – 0.8%
Wynn Resorts Ltd.	28	3,566

Consumer Electronics – 1.1%
Garmin Ltd.	103	4,895

Home Improvement Retail – 1.9%
Home Depot, Inc. (The)	70	7,970

Restaurants – 2.0%
McDonald’s Corp.	86	8,424

Total Consumer Discretionary – 13.8%		58,670
Consumer Staples

Brewers – 2.4%
Anheuser-Busch InBev S.A. ADR	84	10,204

Packaged Foods & Meats – 1.0%
Mead Johnson Nutrition Co.	42	4,222

Tobacco – 1.6%
Philip Morris International, Inc.	89	6,720

Total Consumer Staples – 5.0%		21,146
Energy

Integrated Oil & Gas – 1.2%
Occidental Petroleum Corp.	71	5,158

Oil & Gas Storage & Transportation – 4.6%
Energy Transfer Equity L.P.	137	8,706
MarkWest Energy Partners L.P.	128	8,434
Plains GP Holdings L.P., Class A	81	2,299

		19,439

Total Energy – 5.8%		24,597
Financials

Diversified Banks – 2.4%
Wells Fargo & Co.	189	10,303

COMMON STOCKS (Continued)	Shares	Value
Industrial REITs – 1.4%
ProLogis	133	$5,789

Other Diversified Financial Services – 5.8%
Citigroup, Inc.	248	12,790
JPMorgan Chase & Co.	200	12,140

		24,930

Property & Casualty Insurance – 2.0%
ACE Ltd.	75	8,345

Regional Banks – 1.8%
PNC Financial Services Group, Inc. (The)	82	7,683

Specialized REITs – 2.0%
Crown Castle International Corp.	106	8,733

Total Financials – 15.4%		65,783
Health Care

Health Care Equipment – 3.3%
Medtronic plc	177	13,824

Pharmaceuticals – 13.0%
Bristol-Myers Squibb Co.	213	13,759
Johnson & Johnson	78	7,847
Merck & Co., Inc.	120	6,900
Pfizer, Inc.	347	12,055
Teva Pharmaceutical Industries Ltd. ADR	240	14,936

		55,497

Total Health Care – 16.3%		69,321
Industrials

Aerospace & Defense – 4.9%
Boeing Co. (The)	62	9,260
Honeywell International, Inc.	111	11,526

		20,786

Commercial Printing – 1.7%
Corrections Corp. of America	184	7,402

Construction Machinery & Heavy Trucks – 0.9%
Caterpillar, Inc.	49	3,887

Industrial Machinery – 2.6%
Eaton Corp.	163	11,054

Railroads – 2.1%
Union Pacific Corp.	82	8,827

Research & Consulting Services – 1.5%
Nielsen Holdings N.V.	149	6,641

Total Industrials – 13.7%		58,597

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Data Processing & Outsourced Services – 1.5%
Paychex, Inc.	128	$6,368

Semiconductor Equipment – 3.2%
Applied Materials, Inc.	609	13,737

Semiconductors – 4.8%
Analog Devices, Inc.	119	7,469
Microchip Technology, Inc.	87	4,242
Texas Instruments, Inc.	155	8,846

		20,557

Systems Software – 2.6%
Microsoft Corp. (A)	268	10,890

Technology Hardware, Storage & Peripherals – 3.7%
Apple, Inc. (A)	34	4,230
Seagate Technology	221	11,478

		15,708

Total Information Technology – 15.8%		67,260
Materials

Diversified Chemicals – 3.7%
Dow Chemical Co. (The)	152	7,305
PPG Industries, Inc.	39	8,683

		15,988

Total Materials – 3.7%		15,988
Utilities

Electric Utilities – 1.5%
PPL Corp.	197	6,636

Total Utilities – 1.5%		6,636

TOTAL COMMON STOCKS – 91.0%		$387,998
(Cost: $292,690)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 7.5%
Air Products and Chemicals, Inc.,
0.170%, 4–8–15	$5,000	5,000
Becton Dickinson & Co.,
0.440%, 4–7–15	5,000	5,000
Bemis Co., Inc.,
0.510%, 4–23–15	5,000	4,998
General Mills, Inc.,
0.470%, 4–7–15	8,000	7,999
Wisconsin Electric Power Co.,
0.320%, 4–6–15	9,000	9,000

		31,997

40	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Dividend Opportunities Fund (in thousands)	MARCH 31, 2015

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 1.4%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (C)	$5,886	$5,886

TOTAL SHORT-TERM SECURITIES – 8.9%		$37,883
(Cost: $37,883)

TOTAL INVESTMENT SECURITIES – 99.9%		$425,881
(Cost: $330,573)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		218

NET ASSETS – 100.0%		$426,099

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $5,654 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(B)	Rate shown is the yield to maturity at March 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following written options were outstanding at March 31, 2015 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Apple, Inc.	N/A	Call	340	May 2015	$138.00	$59	$(28)
McDonald’s Corp.	N/A	Put	452	May 2015	92.50	50	(24)

						$109	$(52)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$387,998	$—	$—
Short-Term Securities	—	37,883	—
Total	$387,998	$37,883	$—

Liabilities
Written Options	$28	$24	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

REIT = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	41

MANAGEMENT DISCUSSION

Ivy Emerging Markets Equity Fund	(UNAUDITED)

Frederick Jiang

Jonas Krumplys

Below, Frederick Jiang, CFA, and Jonas M. Krumplys, CFA, portfolio managers of Ivy Emerging Markets Equity Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Jiang has 21 years in the industry and 11 years with the Fund. Mr. Krumplys has 33 years in the industry and one year with the Fund.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Emerging Markets Equity Fund (Class A shares at net asset value)	7.48%
Ivy Emerging Markets Equity Fund (Class A shares including sales charges)	1.28%
Benchmark(s) and/or Lipper Category
MSCI Emerging Markets Index	0.44%
(generally reflects the performance of stocks across emerging market countries worldwide)
Lipper Emerging Markets Funds Universe Average	–1.61%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Volatile year for markets

It was another year of volatile returns driven by macroeconomic and geopolitical forces. U.S. equities closed a somewhat volatile year with gains after repeatedly reaching record highs in broad market indexes during the period. Global equities in general also finished the year slightly higher. Crude oil prices plunged worldwide in the second half of 2014 to levels not seen since 2009 on forecasts of reduced global demand along with OPEC’s unwillingness to cut production. Late in the fiscal year, oil seemed to have found some support around the $50 per barrel level. While the debate continues about when and where the price ultimately will bottom, lower oil prices could translate into another powerful tailwind for global growth.

The U.S. Federal Reserve (Fed) removed “patient” from its March 18, 2015, statement, which we think will allow flexibility in the timing of interest rate hikes, but then lowered its forecasts for gross domestic product and inserted language assuring the markets that it would not raise rates until it was “reasonably confident” the 2% inflation target is achieved. We think this means higher short-term rates are unlikely until the second half of 2015.

Many global central banks were in easing mode during the final quarter of the fiscal year – at least 20, including the Bank of Japan and the People’s Bank of China — to stimulate their economies and, in most cases, weaken their currencies. The most surprising move in our view was by the Swiss National Bank in January 2015, which cut interest rates by 0.5 percentage point and removed its four-year-old currency peg to the euro. In March 2015, the European Central Bank began its own quantitative easing program, implementing a larger-than-expected bond purchasing program of more than 1 trillion euros. By the end of the fiscal year, activity and sentiment showed improvement in the Eurozone, led by Germany. Both the Northern and Southern European regions, except Greece, benefitted from extremely low yields. Greece’s membership in the European Union remained unresolved as the fiscal year came to a close, but we do not think there is much interest on either side for the country to leave the European Union. Geopolitical forces, including the continued turmoil in Ukraine and Russia — which prompted economic sanctions against some Russian banks by western countries in the first half of 2014 — and across the Middle East, unsettled global markets at various times during the year.

Fund allocations a key factor

Country allocation and individual security selection were important drivers of the Fund’s performance. The Fund had a positive return for the period, outperforming its benchmark index and its peer category average. Contributors to performance included overweight positions compared to the benchmark in Asia (in particular China and India); underweight positions in Latin America, Eastern Europe, the Middle East and Africa; and underweight positions in the telecommunications and financials sectors. Positive security selection in financials also contributed to performance.

The rally in the U.S. dollar, which began in earnest in July 2014, was a minor negative factor for the Fund’s absolute performance, as its non-U.S. dollar linked currency exposures were not hedged. The sharpest declines in currencies during the fiscal year were in the Russian ruble (–39.8%), the Brazilian real (-29.0%) and Eastern European currencies in general (down 18 to 22%). The Fund was underweight in these markets. The uncertainty surrounding Fed interest rate policy continued to unsettle markets and presented a risk to our ability to forecast the direction of the dollar versus the euro, yen and non-dollar pegged emerging market currencies. In addition, the unexpected fall in oil prices caused a range of regional and country benefits and problems.

We continue to believe that being overweight in China and India is appropriate, given our view that both countries are likely to continue employing market-friendly reform policies. Late in 2014, qualified investors were allowed to buy Shanghai-listed shares of Chinese companies through the Hong Kong Stock Exchange and vice versa. After a slow start, trading volumes have increased rapidly. This Shanghai-Hong Stock Connect Program will soon be joined by a Shenzhen-Hong Kong Program. We think there is significant potential for further liquidity-driven performance in these markets. We currently have equity holdings that trade on both the Shanghai and Hong Kong exchanges.

42	ANNUAL REPORT	2015

On the monetary front, China’s central bank has begun what we think is a long-term process of lowering rates and providing greater liquidity for the economy. Chinese economic data continue to soften, but the growth rate remains among the best of the major economies. We believe India is at the very early stages of an economic acceleration. Its newly elected government has been given a mandate for change. Fiscal reform is a slow process there and we think the economy will take a few more quarters to show the benefits of better governance. India is a major beneficiary of the lower energy prices in the fiscal year. The government was providing multi-billion dollar subsidies to buyers of diesel and gasoline each year, but these fuels now are sold at global market prices. The subsidy bill for other inputs such as fertilizer, liquid petroleum gas and grains also are likely to decline because of lower energy costs. We believe all of this helps to break the trend of very sticky, double-digit inflation. The decline of inflation to mid-single digits has started a cycle of lower current account deficits, a stronger currency and lower policy rates from India’s central bank.

We are now also modestly overweight Russian and Brazilian equities compared to the benchmark index because of extremely low valuations of these equities and the countries’ currencies. Neither country is showing any signs of economic growth, but the rate of decline has been slowing in both economies. For the moment, we believe that these countries are not long-term secular winners because of political and demographic issues in Russia and poor governance and a poor fiscal backdrop in Brazil. We can only hope that changes are made to address these factors, but there are no clear signs of that happening in the short run.

Key contributors to the Fund’s performance were CAR, Inc., China’s largest auto rental company which addresses both business and leisure markets; Cheil Industries, a diversified South Korean business services and leisure activities conglomerate; and SAIC, a Shanghai-listed auto company which manufactures its own brand of autos and operates joint ventures with General Motors and Volkswagen. Key detractors to performance were Galaxy Entertainment Group, a Macau-based gaming company that was hurt by China’s government-led anti-corruption program; Petrobras, Brazil’s national energy company which was hurt by a bribery scandal and a corporate investment program that resulted in cost overruns and delays in the completion of several projects; and Sberbank, Russia’s largest bank which was impacted by economic sanctions linked to the Ukraine crisis. At the end of the Fund’s fiscal year, Car, Inc. and SAIC Motor Corp. Ltd. were top holdings of the Fund. Cheil Industries and Galaxy Entertainment Group were not held as of the period’s end.

Outlook

It is unclear to us why Saudi Arabia decided to maintain its oil production during November’s OPEC meeting. Whether it was to slow U.S. shale oil production or affect the economies of Russia and Iran, we think it is highly unlikely that oil will get back over $100 per barrel in the near or medium term without a major geopolitical event.

As has been the case in the past, we think domestic consumption and economic reforms will be the primary drivers of improving profits and share price performance for the majority of the holdings in the Fund. We also think country allocations will be key factors for performance going forward. We will continue to seek out companies that we believe have impressive corporate management in sectors that are best positioned for the current market environment.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. These and other risks are more fully described in the Fund’s prospectus.

In early 2014, economic sanctions were imposed on Russian officials and banks following Russia’s annexation of the Ukrainian territory of Crimea. Such events and resulting sanctions could negatively affect the value of the Fund’s investments in Russian securities.

The Shanghai-Hong Kong Stock Connect Program (Connect Program) is subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Program.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Emerging Markets Equity Fund’s performance.

2015	ANNUAL REPORT	43

PORTFOLIO HIGHLIGHTS

Ivy Emerging Markets Equity Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	97.5%
Financials	24.6%
Information Technology	24.4%
Industrials	11.4%
Consumer Discretionary	10.3%
Consumer Staples	6.5%
Materials	5.7%
Utilities	5.5%
Health Care	4.6%
Energy	3.1%
Telecommunication Services	1.4%
Bullion (Gold)	1.8%
Purchased Options	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.5%

Lipper Rankings

Category: Lipper Emerging Markets Funds	Rank	Percentile
1 Year	23/764	4
3 Year	59/529	12
5 Year	93/332	28
10 Year	39/152	26

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Pacific Basin	77.7%
China	28.3%
India	14.6%
South Korea	12.5%
Taiwan	11.8%
Indonesia	3.5%
Other Pacific Basin	7.0%
South America	5.0%
Brazil	5.0%
North America	4.7%
Africa	4.5%
South Africa	4.5%
Europe	3.9%
Russia	3.9%
Bullion (Gold)	1.8%
Other	1.7%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	0.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
CAR, Inc.	China	Industrials	Trucking
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	Information Technology	Semiconductors
Fosun International Ltd.	Hong Kong	Materials	Steel
Naspers Ltd., Class N	South Africa	Consumer Discretionary	Cable & Satellite
Larsen & Toubro Ltd.	India	Industrials	Construction & Engineering
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Semiconductors
GF Securities Co. Ltd., H Shares	China	Financials	Investment Banking & Brokerage
SAIC Motor Corp. Ltd., Class A	China	Consumer Discretionary	Automobile Manufacturers
Kweichow Moutai Co. Ltd., Class A	China	Consumer Staples	Distillers & Vintners
Baidu.com, Inc. ADR	China	Information Technology	Internet Software & Services

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

44	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Emerging Markets Equity Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	1.28%	2.48%	6.56%	1.43%	7.78%	7.13%	—	7.41%
5-year period ended 3-31-15	1.67%	1.54%	2.08%	2.02%	3.38%	—	—	3.09%
10-year period ended 3-31-15	7.87%	7.57%	7.68%	—	—	—	—	8.77%
Since Inception of Class through 3-31-15(6)	—	—	—	3.48%	4.40%	6.30%	1.47%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	45

CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Emerging Markets Equity Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Brazil

Consumer Staples – 2.8%
BRF-Brasil Foods S.A.	395	$7,823
Raia Drogasil S.A.	1,014	9,070

		16,893

Energy – 0.8%
Petroleo Brasileiro S.A.	1,569	4,818

Financials – 1.4%
Itau Unibanco Holdings S.A.	792	8,787

Total Brazil – 5.0%		$30,498
China

Consumer Discretionary – 2.9%
Bona Film Group Ltd. ADR (A)	501	3,727
SAIC Motor Corp. Ltd., Class A	3,522	14,123

		17,850

Consumer Staples – 2.3%
Kweichow Moutai Co. Ltd., Class A	442	13,956

Financials – 8.3%
BOC Hong Kong (Holdings) Ltd., H Shares	21,655	12,514
GF Securities Co. Ltd., H Shares (A)(B)	6,000	14,588
Ping An Insurance (Group) Co. of China Ltd., A Shares	771	9,726
Ping An Insurance (Group) Co. of China Ltd., H Shares	641	7,706
Shimao Property Holdings Ltd.	2,865	6,023

		50,557

Industrials – 5.6%
AviChina Industry & Technology Co. Ltd., H Shares	12	9
CAR, Inc. (A)	18,235	34,576

		34,585

Information Technology – 5.0%
Baidu.com, Inc. ADR (A)(C)	66	13,740
GCL-Poly Energy Holdings Ltd.	23,052	6,095
Tencent Holdings Ltd.	563	10,684

		30,519

Telecommunication Services – 1.4%
China Unicom Ltd.	5,548	8,444

COMMON STOCKS (Continued)	Shares	Value
Utilities – 2.8%
CGN Power Co. Ltd., H Shares (A)	26,359	$11,356
Huadian Fuxin Energy Corp. Ltd., H Shares (A)	12,435	6,095

		17,451

Total China – 28.3%		$173,362
Hong Kong

Materials – 3.4%
Fosun International Ltd.	10,667	20,666

Total Hong Kong – 3.4%		$20,666
India

Consumer Discretionary – 1.6%
Cox and Kings (India) Ltd.	611	3,165
Page Industries Ltd.	30	6,568

		9,733

Financials – 5.8%
Axis Bank Ltd.	1,045	9,359
HDFC Bank Ltd.	789	12,888
Shriram Transport Finance Co. Ltd.	284	5,062
State Bank of India	1,933	8,249

		35,558

Health Care – 2.0%
Lupin Ltd.	379	12,167

Industrials – 2.6%
Larsen & Toubro Ltd.	572	15,711

Information Technology – 1.6%
HCL Technologies Ltd.	636	9,956

Utilities – 1.0%
Rural Electrification Corp. Ltd.	1,195	6,361

Total India – 14.6%		$89,486
Indonesia

Financials – 2.6%
PT Bank Mandiri (Persero) Tbk	7,725	7,370
PT Lippo Karawaci Tbk	81,662	8,432

		15,802

Industrials – 0.9%
PT Jasa Marga (Persero) Tbk	10,602	5,838

Total Indonesia – 3.5%		$21,640

COMMON STOCKS (Continued)	Shares	Value
Israel

Health Care – 1.7%
Teva Pharmaceutical Industries Ltd. ADR	163	$10,145

Total Israel – 1.7%		$10,145
Mexico

Industrials – 0.7%
Promotora y Operadora de Infraestructura S.A.B. de C.V. (A)	379	4,046

Materials – 1.4%
CEMEX S.A.B. de C.V. (A)	9,229	8,749

Total Mexico – 2.1%		$12,795
Russia

Consumer Staples – 1.4%
Magnit PJSC GDR	171	8,714

Energy – 1.1%
OAO LUKOIL ADR	148	6,874

Financials – 0.9%
Sberbank of Russia ADR	1,199	5,267

Materials – 0.5%
MMC Norilsk Nickel ADR	180	3,196

Total Russia – 3.9%		$24,051
South Africa

Consumer Discretionary – 2.7%
Naspers Ltd., Class N	108	16,631

Energy – 0.9%
Sasol Ltd.	160	5,449

Health Care – 0.9%
Aspen Pharmacare Holdings Ltd.	169	5,365

Total South Africa – 4.5%		$27,445
South Korea

Consumer Discretionary – 3.1%
Hotel Shilla Co. Ltd.	116	10,277
Hyundai Motor Co.	58	8,779

		19,056

Financials – 2.6%
Samsung Fire & Marine Insurance Co. Ltd.	29	6,946
Shinhan Financial Group Co Ltd	240	9,075

		16,021

46	ANNUAL REPORT	2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Emerging Markets Equity Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Information Technology – 5.1%
LG Display Co. Ltd.	201	$5,663
Samsung Electronics Co. Ltd.	11	14,885
SK hynix, Inc.	256	10,495

		31,043

Utilities – 1.7%
Korea Electric Power Corp.	250	10,351

Total South Korea – 12.5%		$76,471
Taiwan

Information Technology – 11.8%
Advanced Semiconductor Engineering, Inc.	8,101	10,939
Catcher Technology Co. Ltd.	1,031	10,807
Delta Electronics, Inc.	1,515	9,563
Taiwan Semiconductor Manufacturing Co. Ltd.	5,716	26,580
TPK Holding Co. Ltd.	945	6,614
Zhen Ding Technology Holding Ltd.	2,348	7,654

		72,157

Total Taiwan – 11.8%		$72,157
Thailand

Financials – 2.0%
Kasikornbank Public Co. Ltd.	1,739	12,291

Total Thailand – 2.0%		$12,291
Turkey

Financials – 1.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	5,442	6,177

Industrials – 0.6%
Turk Hava Yollari Anonim Ortakligi (A)	1,088	3,597

Total Turkey – 1.6%		$9,774
United States

Energy – 0.3%
Halliburton Co.	40	1,755

Industrials – 1.0%
Kansas City Southern	58	5,880

Information Technology – 0.9%
Qihoo 360 Technology Co. Ltd. (A)(C)	107	5,489

COMMON STOCKS (Continued)	Shares	Value

Materials – 0.4%
Balchem Corp.	47	$2,625

Total United States – 2.6%		$15,749

TOTAL COMMON STOCKS – 97.5%		$596,530
(Cost: $491,520)

PURCHASED OPTIONS	Number of Contracts (Unrounded)
Halliburton Co.:
Call $47.50, Expires 4–17–15	800	5
Call $43.00, Expires 5–15–15	400	88
ICICI Bank Ltd. ADR,
Call $12.50, Expires 1–15–16, OTC (Ctrpty: UBS AG)	2,500	134
Lukoil Co. ADR:
Call $53.00, Expires 4–17–15, OTC (Ctrpty: Bank of America N.A.)	640	10
Call $45.00, Expires 6–19–15, OTC (Ctrpty: Bank of America N.A.)	580	215
Schlumberger Ltd.,
Call $95.00, Expires 5–15–15	225	2
Vipshop Holdings Ltd. ADR,
Call $24.00, Expires 5–15–15, OTC (Ctrpty: UBS AG)	1,330	771
YPF Sociedad Amonima ADR:
Call $29.00, Expires 5–15–15, OTC (Ctrpty: UBS AG)	1,250	131
Call $31.00, Expires 7–17–15, OTC (Ctrpty: UBS AG)	1,000	120

TOTAL PURCHASED OPTIONS – 0.2%		$1,476
(Cost: $1,362)

BULLION – 1.8%	Troy Ounces	Value
Gold	9	$11,247

(Cost: $12,094)

SHORT-TERM SECURITIES	Principal

Commercial Paper (D) – 0.5%
Danaher Corp.
0.080%, 4–10–15	$3,000	3,000

Master Note – 0.5%
Toyota Motor Credit Corp.
0.130%, 4–1–15 (E)	2,869	2,869

TOTAL SHORT-TERM SECURITIES – 1.0%		$5,869
(Cost: $5,869)

TOTAL INVESTMENT SECURITIES – 100.5%		$615,122
(Cost: $510,845)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.5)%		(3,173)

NET ASSETS – 100.0%		$611,949

Notes to Consolidated Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015 the total value of these securities amounted to $14,588 or 2.4% of net assets.

(C)	All or a portion of securities with an aggregate value of $15,696 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(D)	Rate shown is the yield to maturity at March 31, 2015.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

2015	ANNUAL REPORT	47

CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Emerging Markets Equity Fund (in thousands)	MARCH 31, 2015

The following total return swap agreements were outstanding at March 31, 2015:

Counterparty	Number of Shares	Underlying Security	Termination Date	Notional Amount	Financing Fee(1)(2)	Unrealized Depreciation
UBS AG	3,870,000	Daqin Railway Co. Ltd.	12/17/2015	$6,933	USD LIBOR + 0.700%	$(49)

(1)	The Fund pays the financing fee multiplied by the notional amount each month.

(2)	At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

The following written options were outstanding at March 31, 2015 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Halliburton Co.	N/A	Put	400	April 2015	$35.00	$63	$(1)
	N/A	Put	400	May 2015	37.00	36	(7)
	N/A	Call	400	May 2015	47.00	9	(22)
ICICI Bank Ltd. ADR	UBS AG	Put	2,500	January 2016	11.00	241	(406)
	UBS AG	Call	2,500	January 2016	15.00	157	(50)
JD.com, Inc., Class A ADR	N/A	Put	1,287	June 2015	18.00	73	(10)
Lukoil Co. ADR	Bank of America N.A.	Put	640	April 2015	41.00	73	(10)
	Bank of America N.A.	Put	580	June 2015	35.00	128	(14)
	Bank of America N.A.	Call	580	June 2015	55.00	29	(35)
Qihoo 360 Technology Co. Ltd. ADR	N/A	Call	382	June 2015	75.00	75	(11)
Schlumberger Ltd.	N/A	Put	180	May 2015	75.00	57	(9)
	N/A	Call	225	May 2015	110.00	18	— *
Vipshop Holdings Ltd. ADR	UBS AG	Put	1,330	May 2015	20.00	148	(10)
	UBS AG	Call	1,330	May 2015	27.00	141	(465)
YPF Sociedad Amonima ADR	UBS AG	Put	1,250	April 2015	21.00	203	(22)
	UBS AG	Call	1,250	April 2015	34.00	102	(22)
	UBS AG	Put	1,250	May 2015	25.00	94	(94)
	UBS AG	Put	1,000	July 2015	25.00	137	(147)

						$1,784	$(1,335)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$63,270	$—	$—
Consumer Staples	39,563	—	—
Energy	18,896	—	—
Financials	135,872	14,588	—
Health Care	27,677	—	—
Industrials	69,657	—	—
Information Technology	149,164	—	—
Materials	35,236	—	—
Telecommunication Services	8,444	—	—
Utilities	34,163	—	—
Total Common Stocks	$581,942	$14,588	$—
Purchased Options	95	1,381	—
Bullion	11,247	—	—
Short-Term Securities	—	5,869	—
Total	$593,284	$21,838	$—

Liabilities
Total Return Swaps	$—	$49	$—
Written Options	$32	$1,303	$—

During the period ended March 31, 2015, there were no transfers between any levels.

48	ANNUAL REPORT	2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Ivy Emerging Markets Equity Fund (in thousands)	MARCH 31, 2015

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

OTC = Over the Counter

Market Sector Diversification
(as a % of net assets)
Financials	24.6%
Information Technology	24.4%
Industrials	11.4%
Consumer Discretionary	10.3%
Consumer Staples	6.5%

Materials	5.7%
Utilities	5.5%
Health Care	4.6%
Energy	3.1%
Telecommunication Services	1.4%
Other+	2.5%

+	Includes gold bullion, options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	49

MANAGEMENT DISCUSSION

Ivy European Opportunities Fund	(UNAUDITED)

Robert E. Nightingale

Below, Robert E. Nightingale, portfolio manager of the Ivy European Opportunities Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Nightingale has managed the Fund since October 2013, and he has 19 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy European Opportunities Fund (Class A shares at net asset value)	–0.13%
Ivy European Opportunities Fund (Class A shares including sales load)	–5.89%
Benchmark(s) and/or Lipper Category
MSCI Europe Index	–4.94%
(generally reflects the performance of securities representing the European stock market)
Lipper European Region Funds Universe Average	–4.43%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

A down year for European markets in U.S. dollars

International markets performed poorly over the fiscal year ending March 31, 2015. The Fund’s benchmark, the MSCI Europe Index, was down approximately 5% for the year. The Fund outperformed the benchmark for the period, but posted a slight loss, down –0.13%. Over the course of the year, international markets remained volatile, but less so than in previous years. Currently, monetary policy has remained very loose around the world, which has provided incentive for investors to seek returns in higher yielding bonds and stocks.

During the second quarter of 2014, international markets were driven higher by conviction in a U.S. recovery and sustained growth. Additionally, the belief that the European Central Bank (ECB) would do “whatever it takes” to stimulate the economy aided performance. The ECB implemented aggressive policies, taking rates negative and introducing the targeted longer-term refinancing operation (TLTRO) in an effort to inject additional credit into Europe. Market volatility increased, with the European market experiencing gains and losses throughout the year. By calendar year-end, the result was a generally flat market (in local terms). Shortly after the start of 2015, international markets reacted positively as the ECB announced additional easing efforts — unveiling details of a trillion-euro bond purchases program — to begin in March. This, along with signs of better economic data (confidence), drove the European market higher to finish the fiscal year.

Additionally, we believe the European market benefitted from less noise from Russia, rate cuts in China and large European firms receiving earning upgrades due to favorable currency effects. Investors also took notice of more economic, financial and legal reforms in Italy and France in an effort to more competitively position those countries. Investors returned to Europe hoping to play the long awaited European recovery.

The sharp fall in oil prices due to a stronger dollar and oversupply adversely impacted energy stocks, but we believe this will aid consumer-based economies/countries if the price stays at a relatively low level for an extended period.

Portfolio strategy — hits and misses

The Fund outperformed its benchmark for the fiscal year ending March 31, 2015, although it still posted a slightly negative absolute return. The Fund’s sector allocation was helpful, and it benefitted in particular from overweight allocations to the better performing health care, industrials and information technology sectors. Health care and information technology were propelled by investors’ continued interest in growth businesses and the potential for new/innovative products. In addition, the Fund’s cash allocation (approximately 1%) benefitted performance in a strong dollar environment. Overall stock selection was also helpful, with stock picks in health care, financials and materials more than offsetting poor selection in energy, specifically exploration and production. Top individual contributors to performance included specialty pharmaceutical company Shire plc; wireless payment and processing services company Ingenico; and paper-packaging company Smurfit Kappa Group.

The Fund’s overall country allocation neither benefitted nor detracted to performance. Relative gains from overweights in stronger performing Ireland, Italy and the U.S. balanced out an underweight allocation to Germany, which performed well. Good stock selection in Italy and Ireland made up for poor picks in the U.K.

During the fiscal year, the Fund utilized currency hedges to the U.S. dollar ranging from 5-40% of Fund assets. The Fund’s hedges of the euro and pound were main contributors to Fund performance.

Positioning

The Fund remains overweight industrials and information technology, while underweight consumer staples, energy, financials, materials and telecommunications. We believe our overweight positions provide solid growth prospects, while our underweight allocations tend to have high relative valuations or slowing earnings momentum. In the industrial sector, we have invested in companies we believe will benefit from the ongoing recovery in Europe and continued growth in the U.S. In information technology, we believe automation as well as online and mobile payment

50	ANNUAL REPORT	2015

systems and security offer the prospect of long-term growth. We are maintaining our underweight position in financials as we believe there are challenges facing European financials due to increased regulation and extremely low interest rates.

From a country allocation standpoint, we continue to be overweight French stocks, as we feel investor sentiment will improve as government reforms roll out in 2015 and 2016. We maintain a partial currency hedge in an effort to protect the Fund against a weaker euro relative to the U.S. dollar. In our view, relatively stronger U.S. growth will initiate the rise of interest rates in the U.S. earlier than abroad.

Outlook: opportunities exist — some progress, but issues remain

Economic and political issues continue to simmer in Europe, which could result in market fluctuations. However, we believe the European economy is on firmer footing and will likely see faster expansion over the next 24 months. We believe the decline of the euro will increase business profits, lower energy prices and benefit consumer balance sheets. As a result, we believe there will be a rise in confidence that will lead to an increase in capital expenditure by corporations and consumers. In our view, the European market has started to reflect this, and we are now getting to the “show me” phase of more reforms and higher corporate earnings.

We think global economic growth is steady and monetary policy is likely to remain aggressive for the foreseeable future, but to a lesser extent in the U.S. and the U.K. We think the U.S. Federal Reserve will begin to slowly raise interest rates by fall 2015, which will keep the markets on edge. We continue to follow policies stemming from Europe, including stimulation, reforms and regulation measures from foreign governments and the ECB. It is our belief that the May U.K. election likely will continue to create uncertainty until new government policies are stated. Furthermore, we believe China’s multi-year rebalancing to a more consumer-based economy as well as its anticorruption efforts need to be monitored. In our view, these changes will have lasting impacts throughout the global marketplace in shaping gross domestic product (GDP) growth, commodity prices and multinational profits based in Europe.

We will continue to target economic recovery sectors and stocks that we believe best capture this outlook. We are also targeting longer-term themes in technology, healthcare and industrials. We remain cautious on commodity sensitive areas until we see emerging markets reaccelerate. In our view, the strongest long-term GDP growth will still occur in emerging markets and the U.S. due to better demographics and a better business climate. In an effort to capture this, we will continue to invest in European multinationals with exposure to the U.S. and/or emerging markets. We remain focused on stocks that we consider higher quality or improving, which means they offer growth potential and are positioned well in their industries.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Focusing on a single geographic region involves increased currency, political, regulatory and other risks. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy European Opportunities Fund.

2015	ANNUAL REPORT	51

PORTFOLIO HIGHLIGHTS

Ivy European Opportunities Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	97.3%
Industrials	19.4%
Financials	18.1%
Health Care	13.1%
Consumer Discretionary	12.2%
Consumer Staples	11.5%
Information Technology	9.2%
Materials	5.4%
Energy	3.4%
Utilities	2.6%
Telecommunication Services	2.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.7%

Lipper Rankings

Category: Lipper European Region Funds	Rank	Percentile
1 Year	18/129	14
3 Year	66/102	65
5 Year	54/85	63
10 Year	59/71	82

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Europe	92.9%
United Kingdom	29.4%
France	18.2%
Switzerland	9.4%
Germany	7.3%
Italy	7.1%
Netherlands	6.3%
Ireland	5.0%
Other Europe	10.2%
North America	4.4%
United States	4.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
ING Groep N.V., Certicaaten Van Aandelen	Netherlands	Financials	Diversified Banks
ams AG	Austria	Information Technology	Semiconductors
Taylor Wimpey plc	United Kingdom	Consumer Discretionary	Homebuilding
Shire plc	United Kingdom	Health Care	Pharmaceuticals
Novartis AG, Registered Shares	Switzerland	Health Care	Pharmaceuticals
Prudential plc	United Kingdom	Financials	Life & Health Insurance
Ingenico S.A.	France	Information Technology	Electronic Equipment & Instruments
Axa S.A.	France	Financials	Multi-Line Insurance
Ashtead Group plc	United Kingdom	Industrials	Trading Companies & Distributors
Roche Holdings AG, Genusscheine	Switzerland	Health Care	Pharmaceuticals

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

52	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy European Opportunities Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-5.89%	-5.21%	-0.75%	-5.48%	0.38%	-0.21%	—	0.15%
5-year period ended 3-31-15	5.75%	5.71%	6.35%	6.27%	7.66%	—	—	7.39%
10-year period ended 3-31-15	2.95%	2.82%	2.90%	—	—	—	—	3.89%
Since Inception of Class through 3-31-15(6)	—	—	—	-0.64%	0.25%	9.59%	3.20%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS

Ivy European Opportunities Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Austria

Information Technology – 2.0%
ams AG	82	$3,935

Total Austria – 2.0%		$3,935
Denmark

Financials – 1.2%
Danske Bank A.S.	87	2,306

Health Care – 1.1%
Novo Nordisk A/S, Class B	41	2,183

Total Denmark – 2.3%		$4,489
France

Consumer Discretionary – 0.9%
Peugeot S.A.	53	884
Renault S.A.	10	893

		1,777

Consumer Staples – 1.5%
Pernod Ricard	24	2,878

Financials – 4.8%
Axa S.A.	143	3,596
Credit Agricole Group	179	2,628
Societe Generale S.A.	62	2,993

		9,217

Industrials – 6.4%
Compagnie de Saint-Gobain	43	1,900
Rexel S.A.	122	2,304
Safran	47	3,313
Schneider Electric S.A.	30	2,295
Thales	46	2,551

		12,363

Information Technology – 3.2%
Cap Gemini S.A.	28	2,283
Ingenico S.A.	34	3,761

		6,044

Telecommunication Services – 1.4%
France Telecom	168	2,696

Total France – 18.2%		$34,975
Germany

Consumer Discretionary – 1.2%
HUGO BOSS AG	18	2,244

Health Care – 2.9%
Bayer AG	18	2,709
Fresenius Medical Care AG & Co. KGaA	35	2,898

		5,607

Industrials – 1.0%
GEA Group Aktiengesellschaft, Bochum	39	1,893

COMMON STOCKS (Continued)	Shares	Value
Information Technology – 2.2%
Infineon Technologies AG	160	$1,918
United Internet AG	53	2,408

		4,326

Total Germany – 7.3%		$14,070
Ireland

Consumer Staples – 2.6%
Glanbia plc	168	3,115
Kerry Group plc, Class A	28	1,886

		5,001

Materials – 2.4%
CRH plc	72	1,868
Smurfit Kappa Group plc	99	2,790

		4,658

Total Ireland – 5.0%		$9,659
Italy

Consumer Discretionary – 1.0%
Mediaset S.p.A.	206	941
Salvatore Ferragamo S.p.A.	30	971

		1,912

Financials – 3.3%
Banca Intesa S.p.A.	840	2,858
Banca Popolare di Milano Scarl	1,019	1,036
Mediolanum S.p.A.	304	2,458

		6,352

Industrials – 2.8%
Atlantia S.p.A.	108	2,851
Prysmian S.p.A.	120	2,474

		5,325

Total Italy – 7.1%		$13,589
Netherlands

Consumer Discretionary – 1.0%
Reed Elsevier N.V.	76	1,903

Consumer Staples – 0.9%
Heineken N.V.	24	1,802

Financials – 3.3%
AEGON N.V.	299	2,361
ING Groep N.V., Certicaaten Van Aandelen (A)	274	4,020

		6,381

Materials – 1.1%
Akzo Nobel N.V.	28	2,135

Total Netherlands – 6.3%		$12,221

COMMON STOCKS (Continued)	Shares	Value
Norway

Consumer Staples – 1.7%
Marine Harvest ASA	275	$3,155

Energy – 1.1%
DNO International ASA (A)	1,672	2,190

Total Norway – 2.8%		$5,345
Spain

Industrials – 1.0%
ACS Actividades de Construccion y Servicios S.A.	52	1,859

Utilities – 1.2%
Iberdrola S.A. (A)	362	2,338

Total Spain – 2.2%		$4,197
Sweden

Information Technology – 0.9%
Telefonaktiebolaget LM Ericsson, B Shares	145	1,819

Total Sweden – 0.9%		$1,819
Switzerland

Consumer Staples – 0.9%
Nestle S.A., Registered Shares	24	1,798

Financials – 2.6%
Credit Suisse Group AG, Registered Shares	91	2,459
UBS Group AG (A)	131	2,468

		4,927

Health Care – 3.7%
Novartis AG, Registered Shares	38	3,799
Roche Holdings AG, Genusscheine	12	3,366

		7,165

Industrials – 2.2%
Adecco S.A.	24	2,000
Wolseley plc	38	2,227

		4,227

Total Switzerland – 9.4%		$18,117
United Kingdom

Consumer Discretionary – 8.1%
Compass Group plc	111	1,926
InterContinental Hotels Group plc	50	1,954
ITV plc	526	1,974
NEXT plc	20	2,063

54	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy European Opportunities Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Consumer Discretionary (Continued)
Taylor Wimpey plc	1,712	$3,933
Whitbread plc	23	1,811
WPP Group plc	90	2,037

		15,698

Consumer Staples – 2.9%
Britvic plc	178	1,942
Imperial Tobacco Group plc	41	1,820
SABMiller plc	35	1,833

		5,595

Energy – 2.3%
BP plc	331	2,145
Genel Energy plc (A)	323	2,257

		4,402

Financials – 2.9%
Barclays plc	508	1,827
Prudential plc	152	3,773

		5,600

Health Care – 2.0%
Shire plc	49	3,868

Industrials – 6.0%
Ashtead Group plc	220	3,537
BAE Systems plc	362	2,813

COMMON STOCKS (Continued)	Shares	Value
Industrials (Continued)
International Consolidated Airlines Group S.A. (A)	366	$3,272
Travis Perkins plc	66	1,909

		11,531

Information Technology – 0.9%
JUST EAT plc (A)	262	1,696

Materials – 1.9%
Essentra plc	120	1,762
Rio Tinto plc	44	1,826

		3,588

Telecommunication Services – 1.0%
BT Group plc	283	1,840

Utilities – 1.4%
National Grid plc	212	2,723

Total United Kingdom – 29.4%		$56,541
United States

Consumer Staples – 1.0%
InBev N.V.	16	1,921

Health Care – 3.4%
Actavis plc (A)	8	2,381
Alexion Pharmaceuticals, Inc. (A)	11	1,820

COMMON STOCKS (Continued)	Shares	Value
Health Care (Continued)
Incyte Corp. (A)	27	$2,442

		6,643

Total United States – 4.4%		$8,564

TOTAL COMMON STOCKS – 97.3%		$187,521
(Cost: $167,469)

SHORT-TERM SECURITIES	Principal
Master Note – 2.3%
Toyota Motor Credit Corp.
0.130%, 4–1–15 (B)	$4,368	4,368

TOTAL SHORT-TERM SECURITIES – 2.3%		$4,368
(Cost: $4,368)

TOTAL INVESTMENT SECURITIES – 99.6%		$191,889
(Cost: $171,837)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		691

NET ASSETS – 100.0%		$192,580

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at March 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	18,682	U.S. Dollar	28,158	4–13–15	State Street Global Markets	$447	$—
Euro	25,981	U.S. Dollar	27,966	4–13–15	State Street Global Markets	26	—

						$473	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$187,521	$—	$—
Short-Term Securities	—	4,368	—
Total	$187,521	$4,368	$—
Forward Foreign Currency Contracts	$—	$473	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

2015	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS

Ivy European Opportunities Fund (in thousands)	MARCH 31, 2015

Market Sector Diversification
(as a % of net assets)
Industrials	19.4%
Financials	18.1%
Health Care	13.1%
Consumer Discretionary	12.2%
Consumer Staples	11.5%

Information Technology	9.2%
Materials	5.4%
Energy	3.4%
Utilities	2.6%
Telecommunication Services	2.4%
Other+	2.7%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

56	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Global Bond Fund	(UNAUDITED)

Mark G. Beischel

Below, Mark G. Beischel, CFA, portfolio manager of Ivy Global Bond Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Beischel has been a manager of the Fund since 2008 and has 21 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2015
Ivy Global Bond Fund (Class A shares at net asset value)	–1.54%
Ivy Global Bond Fund (Class A shares with sales charge)	–7.17%
Benchmark(s) and/or Lipper Category
Barclays Capital Multiverse Index	–3.76%
(generally reflects the performance of the global bond market)
Lipper Global Income Funds Universe Average	–0.04%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. The performance discussion below is at net asset value.

Performance

The Fund outperformed its benchmark, but underperformed its Lipper category average for the year ending March 31, 2015. The Fund’s performance was enhanced by its high exposure to the U.S. dollar. The Fund had 93% of its assets in the U.S. dollar-denominated securities. The euro and yen had a negative 22% and a negative 14% return, respectively, as their central banks moved toward more aggressive non-conventional monetary policies. Asian and emerging market (EM) commodity currencies also underperformed the U.S. dollar as the markets priced in a slowing China.

The Fund’s shorter duration relative to its Lipper peer group hurt its performance with U.S. long-duration assets outperforming shorter duration assets as the market priced in the normalization of domestic interest rates. Additionally, the Fund had no exposure to the European bond market, which witnessed 10-year sovereign yields dropping anywhere from 100 to 300 basis points. Finally, the Fund’s overweight in corporate credit hurt the performance as credit spreads were wider over the past year. The deterioration in credit was primarily in the energy sector due to the collapse in oil prices.

Slower global recovery

The global recovery has experienced setbacks over the last two quarters. Although we believe the gradual recovery will continue, global growth in 2015 is now expected to be weaker and more uneven than earlier forecasts. The U.S. is emerging as the main driver for global growth. On the backdrop of a sharp rebound in growth during the third quarter, the outlook for the U.S. seems to be the most solid, even if it is falling short of the more bullish consensus expectations. In the September 2014 Federal Reserve (Fed) meeting, the Fed reinforced its thoughts on the importance of U.S. economic data on monetary policy decisions. Inflation has generally surprised on the downside, although wage growth is still generally subdued in the U.S. We believe market developments remain on track for the first Fed rate hike in September 2015.

The U.K. outperformed Europe with a 3% growth rate in 2014. We think that there is enough momentum to sustain this rate throughout 2015. After much speculation about the Bank of England raising rates in the first quarter of 2015, the market began discounting a rate hike. Regardless of when the hikes commence, officials have emphasized that the pace of normalization in the U.K. is likely to be gradual as well.

In the euro area, the European Central Bank (ECB) is struggling with weaker-than-expected growth and falling inflation expectations. The euro area’s policy response is for the ECB to engage in a quantitative easing (QE) program of buying €1.1 trillion in governmental securities. This injection of liquidity should improve investor confidence. The market now expects the ECB to remain on hold for an extended period of time.

In Japan, the economy is still adjusting to the large increase in the value-added tax (VAT), which occurred in April 2014. It severely weakened consumption because wage growth has been too modest to keep up with the higher tax rate.

In China, the economy’s potential growth rate is slowing significantly. The country has not been able to continue its rapid growth pace without an even faster increase in its debt. We believe that the increasing debt load is problematic for the Chinese banking system, and ultimately, government fiscal policy. We think it is likely that the new Chinese administration will be forced to deal with the growth in debt, and we believe this will slow real and potential growth in years ahead. With the policy emphasis shifting towards reform, higher tolerance for lower growth will be allowed in the short run. Officials now speak about a “new normal” of slower growth, but it appears they would like to hold growth close to 7%.

And finally, Russia’s annexation of Crimea has put downward pressure on Russia’s credit and currency. Moscow’s action in the Eastern Ukraine has tarnished a lot of the goodwill that has been built up in the capital markets over the past 12 years. Many international investors are currently reevaluating the new risk premium that needs to be placed on this “invasive” country. It is also dealing with the sudden collapse in oil prices that are putting pressure on its internal and external accounts.

2015	ANNUAL REPORT	57

MANAGEMENT DISCUSSION

Ivy Global Bond Fund	(UNAUDITED)

Seeking low volatility

Amid this volatility, we are currently maintaining a low duration in the Fund and have built what we believe to be plenty of liquidity. We believe shorter duration will enable the Fund to focus on higher yielding corporate bonds, while greater liquidity could allow us to be more responsive to changing market environments.

We continue to focus on maintaining what we believe to be proper diversification. The Fund has the opportunity to invest in different securities, sectors, countries and currencies. This flexibility allows us to seek less volatility with a reasonable yield that we believe will reward investors over the longer term.

Given the extreme volatility and uncertainty in global markets, the Fund’s currency exposure remains overwhelmingly in the U.S. dollar. We believe there will be better opportunities to add foreign currency bonds to the portfolio going forward, especially in the emerging markets.

We continue to search for value in the corporate bond space. Some of the best returns have been, and we think will continue to be, from emerging market bonds. We believe that there will be more opportunities to redeploy liquidity due to the volatility associated with Washington’s politics and the Fed’s normalization of interest rates.

Looking ahead

Given our expectation of slow growth globally in calendar 2015, we expect interest rates to remain low overall. The Fed has indicated that it will keep its policy rate low until mid-to-late 2015. The short end of the Treasury yield curve (five years and in) is expected to be less volatile due to the Fed’s commitment to low policy rates. However, longer term Treasury rates are expected to be more volatile and may be subject to market emotions regarding fiscal and monetary policies. The structural change in the financial markets has led us to build up more liquidity in the portfolio. Wall Street’s incentives to carry high inventory levels of corporate bonds have been reduced by higher capital requirements. As a result, market liquidity has been reduced and we believe there are more opportunities for dislocations in corporate bonds going further.

The Eurozone’s growth outlook has stagnated. Macroeconomic adjustments are still underway in the peripheral countries, and we believe that the debt overhang remains a major impediment to economic activities. The euro area is still dependent on the global economic environment and we think that it remains vulnerable to any external shock. Geopolitical risks remain elevated; in particular, the Russia-Ukraine conflict, which could affect the European economy through trade and confidence.

The Bank of Japan could continue its easing policy throughout 2015. We expect consumption to sustain modest growth from a general improvement in employment and incomes. Since the VAT hike has already been decided by law, it is believed that any signs of a weaker-than-expected economic performance will likely bring more fiscal stimulus. The market appears to be expecting Japan’s Prime Minister Abe Shinzo to continue to pursue a cut to the corporate tax rate.

Growth in emerging market economies remains generally lackluster, albeit with large regional differences. Despite China’s loss of momentum, the rest of emerging Asia is holding up well, while Latin America remains below trend and Europe, the Middle East and Africa suffer from a weaker Europe and geopolitics. The wild card likely will be the price of oil throughout the year. With a 50% decline from its peak, oil producers are just now starting to reduce capital expenditures to get an appropriate supply response. Brazil is confronting a major scandal with Petrobras that has left investors questioning its transparency and corporate governance.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. These and other risks are more fully described in the fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (GinnieMae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Global Bond Fund.

58	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Global Bond Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	6.7%
Utilities	1.8%
Health Care	1.5%
Financials	1.4%
Energy	1.3%
Information Technology	0.7%
Bonds	91.4%
Corporate Debt Securities	58.6%
United States Government and Government Agency Obligations	26.1%
Other Government Securities	4.8%
Loans	1.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.9%

Quality Weightings

Investment Grade	49.6%
AA	28.4%
A	1.0%
BBB	20.2%
Non-Investment Grade	41.8%
BB	24.7%
B	10.5%
CCC	4.1%
Non-rated	2.5%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	8.6%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Lipper Rankings

Category: Lipper Global Income Funds	Rank	Percentile
1 Year	124/213	58
3 Year	80/160	50
5 Year	76/120	63

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	44.6%
United States	38.5%
Other North America	6.1%
Europe	22.8%
United Kingdom	5.7%
Luxembourg	4.4%
Russia	3.5%
Other Europe	9.2%
South America	20.9%
Brazil	9.6%
Other South America	11.3%
Pacific Basin	7.1%
Singapore	3.8%
Other Pacific Basin	3.3%
Bahamas/Caribbean	1.6%
Other	1.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.9%

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	59

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Global Bond Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-7.17%	-6.17%	-2.26%	-1.29%	-2.10%	—	-1.63%
5-year period ended 3-31-15	1.23%	1.50%	1.69%	2.70%	—	—	2.44%
10-year period ended 3-31-15	—	—	—	—	—	—	—
Since Inception of Class through 3-31-15(5)	2.14%	2.23%	2.25%	3.27%	0.13%	-3.23%	3.01%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-4-08 for Class A shares, 4-4-08 for Class B shares, 4-4-08 for Class C shares, 4-4-08 for Class I shares, 12-19-12 for Class R shares, 7-31-14 for Class R6 shares and 4-4-08 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

60	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Global Bond Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Brazil

Utilities – 0.9%
Alupar Investimento S.A.	199	$1,184
Transmissora Alianca de Energia Eletrica S.A.	181	1,200

		2,384

Total Brazil – 0.9%		$2,384
Chile

Utilities – 0.2%
Aguas Andinas S.A.	1,051	615

Total Chile – 0.2%		$615
Panama

Financials – 1.4%
Banco Latinoamericano de Comercio Exterior S.A.	115	3,766

Total Panama – 1.4%		$3,766
United Kingdom

Energy – 1.3%
Royal Dutch Shell plc, Class A	88	2,622
Seadrill Partners LLC	69	805

		3,427

Health Care – 0.6%
GlaxoSmithKline plc	69	1,587

Total United Kingdom – 1.9%		$5,014
United States

Health Care – 0.9%
Bristol-Myers Squibb Co.	36	2,330

Information Technology – 0.7%
Intel Corp.	63	1,962

Utilities – 0.7%
PPL Corp.	57	1,934

Total United States – 2.3%		$6,226

TOTAL COMMON STOCKS – 6.7%		$18,005
(Cost: $17,103)

CORPORATE DEBT SECURITIES	Principal
Argentina

Consumer Discretionary – 0.4%
Arcos Dorados Holdings, Inc.
10.250%, 7–13–16 (A)	BRL 4,070	1,148

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy – 1.1%
Pan American Energy LLC:
7.875%, 5–7–21	$500	$519
7.875%, 5–7–21 (B)	1,000	1,037
YPF Sociedad Anonima
8.875%, 12–19–18 (B)	1,300	1,354

		2,910

Industrials – 0.5%
Aeropuertos Argentina 2000 S.A.:
10.750%, 12–1–20 (B)	1,121	1,176
10.750%, 12–1–20	81	84

		1,260

Materials – 0.2%
IRSA Inversiones y Representaciones S.A.
8.500%, 2–2–17	625	623

Utilities – 0.2%
Transportadora de Gas del Sur S.A.
7.875%, 5–14–17	564	546

Total Argentina – 2.4%		$6,487
Austria

Consumer Staples – 0.7%
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.)
7.750%, 10–28–20 (B)	1,800	1,903

Total Austria – 0.7%		$1,903
Brazil

Consumer Discretionary – 1.7%
Globo Comunicacoe e Participacoes S.A.:
6.250%, 7–29–49 (B)(C)	1,000	1,005
6.250%, 12–20–49 (C)	3,587	3,605

		4,610

Consumer Staples – 1.8%
BFF International Ltd.
7.250%, 1–28–20 (B)	2,000	2,252
Cosan Finance Ltd.
7.000%, 2–1–17	128	136
JBS Finance II Ltd.
8.250%, 1–29–18 (B)	2,400	2,480

		4,868

Energy – 0.6%
Lancer Finance Co. (SPV) Ltd.
5.850%, 12–12–16 (B)	407	409
QGOG Constellation S.A.
6.250%, 11–9–19 (B)	2,250	1,282

		1,691

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials – 1.2%
Banco BMG S.A.
9.150%, 1–15–16	$198	$204
Banco Bradesco S.A.
4.125%, 5–16–16 (B)	1,850	1,894
Banco Cruzeiro do Sul S.A.
8.500%, 2–20–15 (B)(D)	1,500	255
Banco Santander Brasil S.A.
4.500%, 4–6–15 (B)	750	750

		3,103

Industrials – 2.0%
Embraer Overseas Ltd.
6.375%, 1–24–17	2,675	2,812
Odebrecht Drilling Norbe VII/IX Ltd.
6.350%, 6–30–21 (B)	2,401	2,071
TAM Capital 2, Inc.:
9.500%, 1–29–20 (B)	425	443
9.500%, 1–29–20	100	104

		5,430

Materials – 0.9%
Suzano Trading Ltd.
5.875%, 1–23–21 (B)	2,300	2,323

Total Brazil – 8.2%		$22,025
British Virgin Islands

Energy – 0.6%
QGOG Atlantic/Alaskan Rigs Ltd.:
5.250%, 7–30–18 (B)	1,699	1,471
5.250%, 7–30–18	186	161

		1,632

Total British Virgin Islands – 0.6%		$1,632
Cayman Islands

Consumer Staples – 0.3%
Marfrig Overseas Ltd.
9.500%, 5–4–20 (B)	1,000	945

Industrials – 0.3%
Odebrecht Offshore Drilling Finance
6.750%, 10–1–22 (B)	930	723

Telecommunication Services – 0.4%
Hutchison Whampoa Ltd.
1.625%, 10–31–17 (B)	1,000	996

Total Cayman Islands – 1.0%		$2,664
Chile

Industrials – 0.6%
Guanay Finance Ltd.
6.000%, 12–15–20 (B)	1,500	1,571

2015	ANNUAL REPORT	61

SCHEDULE OF INVESTMENTS

Ivy Global Bond Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Materials – 1.1%
Inversiones CMPC S.A. (GTD by Empresas CMPC S.A.):
4.750%, 1–19–18 (B)		$1,925	$2,020
4.375%, 5–15–23 (B)		1,000	1,019

			3,039

Total Chile – 1.7%			$4,610
China

Utilities – 0.9%
China Resources Power Holdings Co. Ltd.
3.750%, 8–3–15		2,500	2,517

Total China – 0.9%			$2,517
Columbia

Energy – 1.6%
Empresas Publicas de Medellin E.S.P.
8.375%, 2–1–21 (A)	COP	6,300,000	2,564
Pacific Rubiales Energy Corp.:
5.375%, 1–26–19 (B)		$2,000	1,320
7.250%, 12–12–21 (B)		650	432

			4,316

Financials – 0.6%
Banco de Bogota S.A.
5.000%, 1–15–17 (B)		1,600	1,660

Utilities – 1.1%
Emgesa S.A. E.S.P.
8.750%, 1–25–21 (A)	COP	6,930,000	2,882

Total Columbia – 3.3%			$8,858
France

Financials – 1.0%
BNP Paribas S.A.
5.186%, 6–29–49 (B)		$1,200	1,206
Societe Generale S.A.
5.922%, 4–29–49 (B)		1,350	1,409

			2,615

Total France – 1.0%			$2,615
Germany

Consumer Discretionary – 0.3%
Schaeffler Finance B.V.
7.750%, 2–15–17 (B)		750	840

Industrials – 0.5%
Rearden G Holdings EINS GmbH
7.875%, 3–30–20 (B)		1,600	1,408

Total Germany – 0.8%			$2,248

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
India

Financials – 0.5%
ICICI Bank Ltd.
4.750%, 11–25–16 (B)		$1,250	$1,306

Utilities – 0.7%
Rural Electrification Corp. Ltd.
4.250%, 1–25–16		1,675	1,705
Tata Electric Co.
8.500%, 8–19–17		250	273

			1,978

Total India – 1.2%			$3,284
Indonesia

Telecommunication Services – 0.7%
Indosat Palapa Co. B.V.
7.375%, 7–29–20 (B)		1,750	1,829

Utilities – 0.5%
Majapahit Holding B.V.
7.750%, 10–17–16		1,200	1,299

Total Indonesia – 1.2%			$3,128
Ireland

Energy – 0.3%
Novatek Finance Ltd.
7.750%, 2–21–17 (A)(B)	RUB	55,000	846

Financials – 0.4%
MTS International Funding Ltd.
5.000%, 5–30–23 (B)		$750	632
VEB Finance Ltd.
5.375%, 2–13–17 (B)		600	581

			1,213

Telecommunication Services – 0.2%
Mobile TeleSystems OJSC
5.000%, 5–30–23		700	590

Utilities – 0.6%
RusHydro Finance Ltd.
7.875%, 10–28–15 (A)	RUB	90,000	1,490

Total Ireland – 1.5%			$4,139
Luxembourg

Energy – 0.3%
Offshore Drilling Holding S.A.
8.375%, 9–20–20 (B)(C)		$1,100	881

Financials – 2.0%
OJSC Russian Agricultural Bank
5.100%, 7–25–18 (B)		2,950	2,709
SB Capital S.A.
5.499%, 7–7–15		550	551

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials (Continued)
VTB Capital S.A.
6.000%, 4–12–17 (B)	$2,335	$2,266

		5,526

Industrials – 0.1%
Silver II Borrower SCA and Silver II U.S. Holdings
7.750%, 12–15–20 (B)	250	223

Information Technology – 1.4%
BC Luxco 1 S.A.
7.375%, 1–29–20 (B)	3,700	3,654

Materials – 0.4%
Evraz Group S.A.
7.400%, 4–24–17	1,200	1,185

Total Luxembourg – 4.2%		$11,469
Mexico

Consumer Discretionary – 0.6%
Controladora Mabe S.A. de C.V.
6.500%, 12–15–15	150	154
Tenedora Nemak S.A. de C.V.
5.500%, 2–28–23 (B)	1,500	1,545

		1,699

Materials – 2.1%
C5 Capital (SPV) Ltd.
4.552%, 12–29–49 (B)(C)	1,600	1,376
CEMEX S.A.B. de C.V.:
6.500%, 12–10–19 (B)	2,800	2,975
7.250%, 1–15–21 (B)	1,200	1,281

		5,632

Total Mexico – 2.7%		$7,331
Netherlands

Consumer Discretionary – 0.7%
VTR Finance B.V.
6.875%, 1–15–24 (B)	1,680	1,743

Consumer Staples – 0.5%
Marfrig Holdings (Europe) B.V.:
8.375%, 5–9–18 (B)	1,000	945
6.875%, 6–24–19 (B)	500	425

		1,370

Energy – 0.5%
Petrobras Global Finance (GTD by Petroleo Brasileiro S.A.)
4.875%, 3–17–20	$1,375	$1,235

62	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Global Bond Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Materials – 0.4%
Cimpor Financial Operations B.V. (GTD by InterCement Participacoes S.A. and InterCement Brasil S.A.)
5.750%, 7–17–24 (B)		1,400	1,158

Telecommunication Services – 0.1%
VimpleCom Holdings B.V.
9.000%, 2–13–18 (A)(B)	RUB	25,000	380

Utilities – 1.0%
Listrindo Capital B.V.
6.950%, 2–21–19 (B)		$2,550	2,690

Total Netherlands – 3.2%			$8,576
Norway

Consumer Discretionary – 0.5%
World Wide Supply A.S.
7.750%, 5–26–17 (B)		1,600	1,328

Consumer Staples – 1.3%
Corporacion Pesquera Inca S.A.C.:
9.000%, 2–10–17 (B)		1,575	1,563
9.000%, 2–10–17		2,022	2,007

			3,570

Total Norway – 1.8%			$4,898
Panama

Financials – 2.0%
Banco Latinoamericano de Comercio Exterior S.A.
3.750%, 4–4–17 (B)		5,200	5,343

Total Panama – 2.0%			$5,343
Peru

Financials – 0.5%
InRetail Shopping Malls
5.250%, 10–10–21 (B)		1,300	1,326

Total Peru – 0.5%			$1,326
Qatar

Energy – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.832%, 9–30–16		301	312

Total Qatar – 0.1%			$312

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Russia

Energy – 0.8%
Novatek Finance Ltd.
5.326%, 2–3–16 (B)	$2,200	$2,210

Industrials – 0.7%
SCF Capital Ltd.:
5.375%, 10–27–17 (B)	1,000	894
5.375%, 10–27–17	1,150	1,028

		1,922

Materials – 0.9%
Steel Capital S.A.
6.250%, 7–26–16 (B)	1,500	1,532
Uralkali Finance Ltd.
3.723%, 4–30–18 (B)	1,100	990

		2,522

Telecommunication Services – 0.7%
Vimpel-Communications
6.493%, 2–2–16 (B)	1,775	1,811

Total Russia – 3.1%		$8,465
Singapore

Consumer Staples – 1.8%
Olam International Ltd.:
5.750%, 9–20–17	1,150	1,219
7.500%, 8–12–20	2,500	2,806
Olam International Ltd., Convertible
6.000%, 10–15–16	700	730

		4,755

Energy – 1.4%
Noble Group Ltd.
4.875%, 8–5–15	1,400	1,397
Oro Negro Drilling Pte. Ltd.
7.500%, 1–24–19 (B)	3,425	2,466

		3,863

Telecommunication Services – 0.6%
TBG Global Pte. Ltd.
4.625%, 4–3–18 (B)	1,500	1,545

Total Singapore – 3.8%		$10,163
United Arab Emirates

Financials – 0.7%
ICICI Bank Ltd.:
4.800%, 5–22–19 (B)	500	536
3.500%, 3–18–20 (B)	1,400	1,440

		1,976

Total United Arab Emirates – 0.7%		$1,976
United Kingdom

Financials – 3.3%
Barclays plc
8.250%, 12–29–49	1,500	1,607

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials (Continued)
HSBC Holdings plc
5.625%, 12–29–49	$1,200	$1,219
State Bank of India:
4.125%, 8–1–17 (B)	1,200	1,256
3.250%, 4–18–18 (B)	3,750	3,837
3.622%, 4–17–19 (B)	1,000	1,038

		8,957

Materials – 0.5%
Vedanta Resources plc
6.000%, 1–31–19 (B)	1,550	1,381

Total United Kingdom – 3.8%		$10,338
United States

Consumer Discretionary – 0.6%
B-Corp Merger Sub, Inc.
8.250%, 6–1–19	725	629
Globo Comunicacoe e Participacoes S.A.
5.307%, 5–11–22 (B)(C)	850	881

		1,510

Energy – 0.8%
Brand Energy & Infrastructure Services
8.500%, 12–1–21 (B)	1,300	1,218
Schahin II Finance Co. (SPV) Ltd.
5.875%, 9–25–22 (B)	1,763	1,066

		2,284

Financials – 2.3%
Aircastle Ltd.
4.625%, 12–15–18	1,350	1,404
Citigroup, Inc.
8.400%, 4–29–49	1,250	1,424
General Motors Financial Co., Inc.
3.000%, 9–25–17	1,300	1,324
UBS Preferred Funding Trust V
6.243%, 5–29–49	2,000	2,083

		6,235

Industrials – 0.8%
Roofing Supply Group LLC and Roofing Supply Finance, Inc.
10.000%, 6–1–20 (B)	500	489
TransDigm, Inc.
6.000%, 7–15–22	1,607	1,605

		2,094

Information Technology – 1.6%
Alliance Data Systems Corp.
5.250%, 12–1–17 (B)	350	362
iGATE Corp.
4.750%, 4–15–19	3,880	3,904

		4,266

2015	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS

Ivy Global Bond Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Materials – 0.2%
Hillman Group, Inc. (The)
6.375%, 7–15–22 (B)		$418	$418
Southern Copper Corp.
6.375%, 7–27–15		275	279

			697

Telecommunication Services – 1.9%
American Tower Corp.
3.400%, 2–15–19		1,400	1,446
T-Mobile USA, Inc.
6.000%, 3–1–23		2,977	3,050
Verizon Communications, Inc.
2.625%, 2–21–20		697	710

			5,206

Total United States – 8.2%			$22,292

TOTAL CORPORATE DEBT SECURITIES – 58.6%			$158,599
(Cost: $170,417)

OTHER GOVERNMENT SECURITIES (E)
Argentina – 0.9%
City of Buenos Aires
12.500%, 4–6–15		1,000	1,000
Province of Buenos Aires (The)
11.750%, 10–5–15		1,500	1,478

			2,478

Brazil – 0.5%
OI S.A.
9.750%, 9–15–16 (A)	BRL	4,800	1,346

Ireland – 0.1%
Russian Railways via RZD Capital Ltd.
8.300%, 4–2–19 (A)	RUB	19,000	270

Luxembourg – 0.2%
BC Luxco 1 S.A.
7.375%, 1–29–20		$550	543

Netherlands – 0.1%
Indosat Palapa Co. B.V.
7.375%, 7–29–20		250	261

Russia – 0.4%
Russian Federation
3.500%, 1–16–19 (B)		1,200	1,152

OTHER GOVERNMENT SECURITIES (E) (Continued)	Principal	Value
Supranational – 0.3%
Central American Bank for Economic Integration
3.875%, 2–9–17 (B)	$800	$822

Venezuela – 2.3%
Corporacion Andina de Fomento:
3.750%, 1–15–16	3,625	3,715
1.500%, 8–8–17	2,500	2,509

		6,224

TOTAL OTHER GOVERNMENT SECURITIES – 4.8%		$13,096
(Cost: $14,453)

LOANS (C)
United States

Energy – 0.3%
Empresas ICA S.A.
7.144%, 7–1–17	1,000	950

Industrials – 1.1%
TransDigm, Inc.
3.750%, 2–28–20	2,977	2,970

Materials – 0.5%
BakerCorp International
4.250%, 2–7–20	895	849
EP Minerals LLC
5.500%, 8–20–20	377	377

		1,226

Total United States – 1.9%		$5,146

TOTAL LOANS – 1.9%		$5,146
(Cost: $5,210)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
United States – 0.1%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
4.000%, 7–15–23 (F)	486	10
4.000%, 2–15–24 (F)	167	6
4.000%, 4–15–24 (F)	231	20
5.500%, 1–15–38 (F)	460	71
Federal National Mortgage Association Fixed Rate Pass-Through Certificates
5.000%, 3–1–22	63	68
Government National Mortgage Association Agency REMIC/CMO
4.500%, 11–20–36 (F)	399	11

		186

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.1%		$186
(Cost: $1,849)

UNITED STATES GOVERNMENT OBLIGATIONS
United States – 26.0%
U.S. Treasury Notes:
1.750%, 7–31–15	$9,980	10,035
0.375%, 5–31–16	15,000	15,004
0.875%, 2–28–17	27,000	27,167
2.375%, 7–31–17	1,980	2,058
3.500%, 5–15–20 (G)	1,980	2,184
2.625%, 11–15–20	4,500	4,768
2.125%, 8–15–21	3,500	3,602
1.750%, 5–15–22	5,475	5,489

		70,307

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 26.0%		$70,307
(Cost: $69,565)

SHORT-TERM SECURITIES

Master Note – 1.0%
Toyota Motor Credit Corp.
0.130%, 4–1–15 (H)	2,758	2,758

TOTAL SHORT-TERM SECURITIES – 1.0%		$2,758
(Cost: $2,758)

TOTAL INVESTMENT SECURITIES – 99.1%		$268,097
(Cost: $281,355)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.9%		2,540

NET ASSETS – 100.0%		$270,637

64	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Global Bond Fund (in thousands)	MARCH 31, 2015

Notes to Schedule of Investments

(A)	Principal amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real, COP - Columbian Peso and RUB - Russian Ruble).

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015 the total value of these securities amounted to $104,003 or 38.4% of net assets.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015.

(D)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(E)	Other Government Securities include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(F)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(G)	All or a portion of securities with an aggregate value of $154 have been pledged as collateral on open futures contracts.

(H)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at March 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	2,769	U.S. Dollar	4,173	4-13-15	Barclays Capital, Inc.	$65	$—

The following futures contracts were outstanding at March 31, 2015 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	Long	6–30–15	33	$4,254	$52
U.S. Treasury Long Bond	Long	6–30–15	26	4,261	114

				$8,515	$166

2015	ANNUAL REPORT	65

SCHEDULE OF INVESTMENTS

Ivy Global Bond Fund (in thousands)	MARCH 31, 2015

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$18,005	$—	$—
Corporate Debt Securities	—	158,599	—
Other Government Securities	—	13,096	—
Loans	—	2,970	2,176
United States Government Agency Obligations	—	186	—
United States Government Obligations	—	70,307	—
Short-Term Securities	—	2,758	—
Total	$18,005	$247,916	$2,176
Forward Foreign Currency Contracts	$—	$65	$—
Futures Contracts	$166	$—	$—

During the period ended March 31, 2015, there were no transfers between any levels.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

Market Sector Diversification
(as a % of net assets)
United States Government and Government Agency Obligations	26.1%
Financials	15.9%
Energy	9.7%
Materials	7.2%
Utilities	6.8%

Industrials	6.6%
Consumer Staples	6.4%
Consumer Discretionary	4.8%
Other Government Securities	4.8%
Telecommunication Services	4.6%
Information Technology	3.7%
Health Care	1.5%
Other+	1.9%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

66	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Global Equity Income Fund	(UNAUDITED)

Robert Nightingale

Below, Robert E. Nightingale, portfolio manager of the Ivy Global Equity Income Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Nightingale has managed the Fund since its inception in June 2012, and he has 19 years of industry experience. In August of 2014, John Maxwell, an additional portfolio manager for the Fund, relinquished his portfolio management responsibilities.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Global Equity Income Fund (Class A shares at net asset value)	5.84%
Ivy Global Equity Income Fund (Class A shares including sales load)	–0.25%
Benchmark(s) and/or Lipper Category
MSCI World High Dividend Yield Index	0.16%
(generally reflects the performance of equities (excluding REITs) with higher-than-average dividend yields that are both sustainable and persistent)
Lipper Global Equity Income Funds Universe Average	1.68%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Developed markets posted solid performance in local currency

Western developed markets performed well in local currency over the fiscal year ending March 31, 2015. That said, the Fund’s benchmark, the MSCI World High Dividend Yield Index, was relatively flat (in U.S. dollars) for the year. The Fund posted solid performance for the period, outperforming the benchmark by more than 5%. Despite gains, international markets remained volatile, but less so than in previous years. Currently, monetary policy has remained very loose around the world, which has provided incentive for investors to seek returns in higher yielding bonds and stocks.

During the second quarter of 2014, international markets were driven higher by conviction in a U.S. recovery and sustained growth. Additionally, the belief that the European Central Bank (ECB) would do “whatever it takes” to stimulate the economy aided performance. The ECB implemented aggressive policies, taking rates negative and introducing the targeted longer-term refinancing operation (TLTRO) in an effort to inject additional credit into Europe. Market volatility increased due to poor economic numbers out of Europe, U.S. Federal Reserve (Fed) policy, Russian/Ukraine intervention and a Chinese slowdown. During this time, the U.S. and Japan outperformed Europe and the rest of Asia. By calendar year-end, the result was a generally flat market. Shortly after the start of 2015, international markets reacted positively as the ECB announced additional easing efforts — unveiling details of a trillion-euro bond purchases program — that began in March. This, along with signs of better economic data (confidence), drove international markets higher to finish the fiscal year.

Additionally, less noise from Russia, rate cuts in China and the Fed confirming a slow path of rate hikes aided global markets. Investors also took notice of more economic, financial and legal reforms in Italy and France in an effort to more competitively position those countries. Investors returned to Europe and Japan hoping to play the long-awaited recoveries in those areas and benefit from better corporate profits.

The sharp fall in oil prices due to a stronger dollar and oversupply adversely impacted energy stocks, but we believe this will aid consumer-based economies/countries if the price stays at a relatively low level for an extended period.

Portfolio strategy — hits and misses

The Fund outperformed its benchmark for the fiscal year ending March 31, 2015. Strong stock selection and currency hedges drove outperformance. In particular, security selection in materials, industrials, financials and consumer staples were key contributors to performance and offset poor stock selection in energy. Additionally, the Fund’s overweight allocations to Europe and Japan positively contributed to relative performance. In our view, U.S. dividend stocks remained relatively more expensive to comparable international stocks over the course of the year. As such, we purchased European stocks we believed possessed cheaper valuations, higher dividend yields and could benefit from a recovery/economic growth in the region. Top individual contributors to performance included Marine Harvest ASA, a Norwegian-based salmon fish farmer; CRH plc, an Irish-based road and commercial building construction supplier; Bpost, a Belgium post office; and Amcor Ltd., a global leader in plastic packaging.

During the year, the Fund utilized currency hedges to the U.S. dollar ranging from 5-40% of Fund assets. The Fund’s hedges of the euro, pound, yen and Australian dollar were main contributors to performance. Despite the relatively high currency hedges, currency effects from the stronger dollar hurt absolute performance as not all exposures were hedged back to the U.S. dollar.

Positioning

As the last quarter in the fiscal year progressed, we positioned the Fund with a more defensive tilt. This was in response to weaker U.S. macroeconomic forecasts and the large international rally that resulted in a tough environment to find stocks with higher dividend yields and fundamental upside. Additionally, we raised the Fund’s cash allocation to 3% after maintaining cash at approximately 1% for the majority of the fiscal

2015	ANNUAL REPORT	67

MANAGEMENT DISCUSSION

Ivy Global Equity Income Fund	(UNAUDITED)

year. During the year, we lowered the Fund’s energy, financial, healthcare and utility allocations and raised our exposure to industrials, consumer staples and information technology. The Fund’s largest sector overweights include industrials and consumer discretionary, where we continue to find companies we believe provide good dividend yield and growth prospects. Energy, healthcare, consumer staples and materials are our largest underweights due to perceived high relative valuations or low/risky dividend yields. The Fund’s average dividend yield is around 3.8%, which is in line with its benchmark.

As a result of the Fund’s combined top-down and bottom-up investment approach, we are slightly overweight cyclical versus stable sectors. As calendar year 2015 progresses, we have intentions to add to holdings we believe will grow their dividend faster. We have added to our overweight position in Europe, while reducing our U.S. exposure. In Europe, we expect economic recovery and steady dividend increases with earnings. In Europe, we increased our allocation to the Netherlands and Spain, while maintaining our overweight allocation in France in an effort to capitalize on the economic recovery. For example, we added to firms with southern European toll-road exposure. In Asia, we added to our overweight in Japan in an effort to capture dividend increases spurred by governmental reforms, while also targeting exporters from the region that should benefit due to the weak yen. We ended the fiscal year with an approximate 1% allocation to emerging markets, though a small portion of our developed market exposure is tied indirectly to emerging-market economies.

Outlook — Opportunities exist, but issues remain

We think global economic growth is steady and monetary policy is likely to remain aggressive for the foreseeable future, but to a lesser extent in the U.S. and the U.K. We think the Fed will begin to slowly raise interest rates by fall 2015, which will keep the markets on edge. We continue to follow policies stemming from Europe, including stimulation, reforms and regulation measures from foreign governments and the ECB. It is our belief that the May U.K. election likely will continue to create uncertainty until new government policies are stated. Furthermore, we believe China’s multi-year rebalancing to a more consumer-based economy as well as its anticorruption efforts need to be monitored. In our view, these changes will have lasting impacts throughout the global marketplace in shaping gross domestic product (GDP) growth, commodity prices and multinational profits based in Europe.

Economic and political issues continue to simmer in Europe, which could result in market fluctuations. However, we believe the European economy is on firmer footing and will likely see faster expansion over the next 24 months. We believe the decline of the euro will increase business profits, lower energy prices and benefit consumer balance sheets. As a result, we believe there will be a rise in confidence that will lead to an increase in capital expenditure by corporations and consumers. In our view, the European market has started to reflect this, and we are now getting to the “show me” phase of more reforms and higher corporate earnings. We continue to look at U.S. dividend-paying companies, as firms in a slower growth world of lower interest rates may see value in an increased dividend.

We will continue to target economic recovery sectors and stocks that we believe best capture our economic outlook. We remain cautious on commodity sensitive areas until we see emerging markets reaccelerate. In our view, the strongest long-term GDP growth will still occur in emerging markets and the U.S. due to better demographics and a better business climate. In an effort to capture this, we will continue to invest in U.S. firms or European multinationals with exposure to the U.S. and/or emerging markets. We remain focused on stocks with solid dividend yields, and continue to look for companies that we consider to be of above-average quality and that are well positioned in their industries throughout the world.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. [The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Focusing on a single geographic region involves increased currency, political, regulatory and other risks.] These risks are magnified in emerging markets.

Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole. In addition, dividend-paying companies may not pay dividends in the future; such dividends, if declared, may not remain at current levels or increase over time. The amount of any dividend the company may pay may fluctuate significantly. Dividend-paying stocks can decline in value when interest rates rise; this risk may be greater during the current period of historically low interest rates. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Global Equity Income Fund.

68	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Global Equity Income Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	96.4%
Industrials	17.8%
Health Care	16.0%
Financials	12.6%
Consumer Discretionary	11.8%
Consumer Staples	11.4%
Utilities	7.5%
Telecommunication Services	5.8%
Materials	5.3%
Energy	4.5%
Information Technology	3.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.6%

Lipper Rankings

Category: Lipper Global Equity Income Funds	Rank	Percentile
1 Year	20/143	14

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Europe	56.7%
United Kingdom	15.9%
France	14.4%
Switzerland	6.8%
Netherlands	4.9%
Other Europe	14.7%
North America	23.5%
United States	22.1%
Other North America	1.4%
Pacific Basin	12.6%
Japan	5.9%
Australia	4.6%
Other Pacific Basin	2.1%
Other	3.6%
Israel	3.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.6%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Teva Pharmaceutical Industries Ltd. ADR	Israel	Health Care	Pharmaceuticals
Pfizer, Inc.	United States	Health Care	Pharmaceuticals
BAE Systems plc	United Kingdom	Industrials	Aerospace & Defense
Taylor Wimpey plc	United Kingdom	Consumer Discretionary	Homebuilding
Toyota Motor Corp.	Japan	Consumer Discretionary	Automobile Manufacturers
Marine Harvest ASA	Norway	Consumer Staples	Packaged Foods & Meats
Total S.A.	France	Energy	Integrated Oil & Gas
National Grid plc	United Kingdom	Utilities	Multi-Utilities
Novartis AG, Registered Shares	Switzerland	Health Care	Pharmaceuticals
Roche Holdings AG, Genusscheine	Switzerland	Health Care	Pharmaceuticals

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	69

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Global Equity Income Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-0.25%	1.08%	5.10%	6.22%	5.47%	—	5.88%
5-year period ended 3-31-15	—	—	—	—	—	—	—
10-year period ended 3-31-15	—	—	—	—	—	—	—
Since Inception of Class through 3-31-15(5)	13.55%	14.31%	15.19%	16.39%	12.11%	4.05%	16.08%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	6-4-12 for Class A shares, 6-4-12 for Class B shares, 6-4-12 for Class C shares, 6-4-12 for Class I shares, 12-19-12 for Class R shares, 7-31-14 for Class R6 shares and 6-4-12 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

70	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Global Equity Income Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Australia

Financials – 0.6%
Macquarie Group Ltd.	31	$1,787

Industrials – 1.1%
Spotless Group Holdings Ltd.	1,909	3,300

Materials – 1.9%
Amcor Ltd.	274	2,932
Pact Group Holdings Ltd.	866	2,782

		5,714

Telecommunication Services – 1.0%
Telstra Corp. Ltd. ADR	603	2,897

Total Australia – 4.6%		$13,698
Belgium

Industrials – 1.1%
bpost S.A. de droit public / bpost N.V. van publiekrecht	113	3,160

Total Belgium – 1.1%		$3,160
Canada

Energy – 1.4%
Crescent Point Energy Corp.	186	4,155

Total Canada – 1.4%		$4,155
China

Financials – 1.0%
BOC Hong Kong (Holdings) Ltd., H Shares	5,243	3,030

Total China – 1.0%		$3,030
Denmark

Financials – 1.2%
Danske Bank A.S.	139	3,660

Total Denmark – 1.2%		$3,660
France

Energy – 2.0%
Total S.A.	118	5,849

Financials – 2.0%
Axa S.A.	171	4,301
Societe Generale S.A.	33	1,583

		5,884

Health Care – 1.5%
Sanofi-Aventis	45	4,401

Industrials – 6.1%
Compagnie de Saint-Gobain	74	3,250
Rexel S.A.	192	3,619
Safran	56	3,947

COMMON STOCKS (Continued)	Shares	Value
Industrials (Continued)
Schneider Electric S.A.	46	$3,601
Vinci	63	3,592

		18,009

Telecommunication Services – 1.4%
France Telecom	263	4,234

Utilities – 1.4%
Gaz de France	217	4,297

Total France – 14.4%		$42,674
Germany

Consumer Discretionary – 1.1%
ProSieben- Sat.1 Media AG	70	3,445

Health Care – 1.2%
Bayer AG	23	3,473

Total Germany – 2.3%		$6,918
Ireland

Materials – 1.1%
CRH plc	123	3,194

Total Ireland – 1.1%		$3,194
Israel

Health Care – 2.3%
Teva Pharmaceutical Industries Ltd. ADR	107	6,677

Telecommunication Services – 1.3%
Bezeq – Israel Telecommunication Corp. Ltd. (The)	2,080	3,878

Total Israel – 3.6%		$10,555
Italy

Financials – 1.0%
Banca Intesa S.p.A.	888	3,022

Industrials – 1.6%
Atlantia S.p.A.	174	4,566

Total Italy – 2.6%		$7,588
Japan

Consumer Discretionary – 3.2%
Nissan Motor Co. Ltd.	332	3,392
Toyota Motor Corp.	86	6,025

		9,417

Consumer Staples – 1.1%
Japan Tobacco, Inc.	103	3,264

COMMON STOCKS (Continued)	Shares	Value
Financials – 1.6%
Aozora Bank Ltd.	456	$1,619
Sumitomo Mitsui Financial Group, Inc.	79	3,031

		4,650

Total Japan – 5.9%		$17,331
Netherlands

Consumer Staples – 2.6%
Koninklijke Ahold N.V.	226	4,461
Unilever N.V., Certicaaten Van Aandelen	72	3,022

		7,483

Financials – 1.2%
ING Groep N.V., Certicaaten Van Aandelen (A)	240	3,524

Materials – 1.1%
Akzo Nobel N.V.	44	3,324

Total Netherlands – 4.9%		$14,331
Norway

Consumer Staples – 2.0%
Marine Harvest ASA	514	5,907

Total Norway – 2.0%		$5,907
Singapore

Consumer Discretionary – 1.1%
Asian Pay Television Trust	5,124	3,323

Total Singapore – 1.1%		$3,323
Spain

Industrials – 1.1%
ACS Actividades de Construccion y Servicios S.A.	89	3,148

Utilities – 1.2%
Iberdrola S.A. (A)	569	3,672

Total Spain – 2.3%		$6,820
Sweden

Information Technology – 1.1%
Telefonaktiebolaget LM Ericsson, B Shares	252	3,171

Telecommunication Services – 1.0%
TeliaSonera AB	473	3,009

Total Sweden – 2.1%		$6,180
Switzerland

Consumer Staples – 1.0%
Nestle S.A., Registered Shares	40	3,022

2015	ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS

Ivy Global Equity Income Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Health Care – 3.5%
Novartis AG, Registered Shares	57	$5,661
Roche Holdings AG, Genusscheine	17	4,769

		10,430

Industrials – 2.3%
Adecco S.A.	42	3,481
Wolseley plc	53	3,114

		6,595

Total Switzerland – 6.8%		$20,047
United Kingdom

Consumer Discretionary – 5.3%
InterContinental Hotels Group plc	80	3,125
NEXT plc	31	3,209
Taylor Wimpey plc	2,643	6,074
WPP Group plc	139	3,155

		15,563

Consumer Staples – 2.2%
Britvic plc	311	3,387
Imperial Tobacco Group plc	71	3,113

		6,500

Energy – 1.1%
Royal Dutch Shell plc, Class A	106	3,163

Financials – 1.0%
Prudential plc	121	3,000

Health Care – 1.1%
AstraZeneca plc	49	3,351

Industrials – 2.2%
BAE Systems plc	844	6,556

Telecommunication Services – 1.1%
Vodafone Group plc	971	3,175

COMMON STOCKS (Continued)	Shares		Value
Utilities – 1.9%
National Grid plc	452		$5,804
SSE plc	—	*	—	*

			5,804

Total United Kingdom – 15.9%			$47,112
United States

Consumer Discretionary – 1.1%
Ford Motor Co.	200		3,223

Consumer Staples – 2.5%
Altria Group, Inc.	88		4,398
InBev N.V.	24		2,967

			7,365

Financials – 1.5%
Two Harbors Investment Corp.	412		4,374

Health Care – 6.4%
Bristol-Myers Squibb Co.	61		3,922
Johnson & Johnson	40		4,024
Merck & Co., Inc.	75		4,285
Pfizer, Inc.	189		6,591

			18,822

Industrials – 2.3%
General Electric Co.	128		3,184
Lockheed Martin Corp.	18		3,574

			6,758

Information Technology – 2.6%
Microchip Technology, Inc.	63		3,065
Paychex, Inc.	29		1,461
Texas Instruments, Inc.	55		3,170

			7,696

Materials – 1.2%
International Paper Co.	65		3,605

COMMON STOCKS (Continued)	Shares	Value
Utilities – 3.0%
Abengoa Yield plc	133	$4,477
PPL Corp.	135	4,557

		9,034

Total United States – 20.6%		$60,877

TOTAL COMMON STOCKS – 94.9%		$280,560
(Cost: $264,508)

INVESTMENT FUNDS
United States – 1.5%
Ares Capital Corp.	264	4,531

TOTAL INVESTMENT FUNDS – 1.5%		$4,531
(Cost: $4,266)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 3.4%
Diageo Capital plc (GTD by Diageo plc)
0.510%, 4–14–15	$10,000	9,998

Master Note – 1.0%
Toyota Motor Credit Corp.
0.130%, 4–1–15 (C)	2,901	2,901

TOTAL SHORT-TERM SECURITIES – 4.4%		$12,899
(Cost: $12,899)

TOTAL INVESTMENT SECURITIES – 100.8%		$297,990
(Cost: $281,673)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.8)%		(2,283)

NET ASSETS – 100.0%		$295,707

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at March 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at March 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	11,030	U.S. Dollar	8,434	4–13–15	State Street Global Markets	$38	$—
British Pound	21,200	U.S. Dollar	31,952	4–13–15	State Street Global Markets	507	—
Euro	32,275	U.S. Dollar	34,741	4–13–15	State Street Global Markets	32	—
Japanese Yen	682,488	U.S. Dollar	5,633	4–13–15	State Street Global Markets	—	58

						$577	$58

72	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Global Equity Income Fund (in thousands)	MARCH 31, 2015

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$280,560	$—	$—
Investment Funds	4,531	—	—
Short-Term Securities	—	12,899	—
Total	$285,091	$12,899	$—
Forward Foreign Currency Contracts	$—	$577	$—

Liabilities
Forward Foreign Currency Contracts	$—	$58	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

Market Sector Diversification
(as a % of net assets)
Industrials	17.8%
Health Care	16.0%
Financials	12.6%
Consumer Discretionary	11.8%
Consumer Staples	11.4%

Utilities	7.5%
Telecommunication Services	5.8%
Materials	5.3%
Energy	4.5%
Information Technology	3.7%
Other+	3.6%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	73

MANAGEMENT DISCUSSION

Ivy Global Growth Fund	(UNAUDITED)

Sarah C. Ross

Below, Sarah C. Ross, CFA, portfolio manager of the Ivy Global Growth Fund (formerly the Ivy International Growth Fund), discusses positioning, performance and results for the fiscal year ended March 31, 2015. Effective August 4, 2014, Ms. Ross assumed portfolio management responsibilities for the Ivy Global Growth Fund from Chace Brundige. Ms. Ross has 19 years of industry experience. In November of 2014, the Ivy International Growth Fund expanded its investment strategy to include stocks of U.S. companies. Effective January 1, 2015, the Fund changed its name to the Ivy Global Growth Fund to reflect its global focus. Performance prior to November 2014 reflects the Fund’s former international strategy and may have differed if the Fund’s current strategy, which includes investing globally, had been in place.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy International Growth Fund (Class A shares at net asset value)	5.26%
Ivy International Growth Fund (Class A shares including sales load)	–0.79%
Current and Former Benchmark(s) and/or Lipper Category*
Current index – MSCI World Index	6.03%
(generally reflects the performance of securities markets around the world)
Former index – MSCI EAFE Growth Index	1.05%
(generally reflects the performance of international growth stocks)
Lipper category – Lipper Global Large-Cap Growth Funds Universe Average	6.21%
(generally reflects the performance of the universe of funds with similar investment objectives)

*Effective January 2015, the Fund’s benchmark changed from the MSCI EAFE Growth Index to the MSCI World Index, which is more reflective of the types of securities in which the Fund invests following the change to its investment strategy.

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Economic uncertainty dominates markets

Equity markets remained volatile during the fiscal year ended March 31, 2015, on continued uncertainty surrounding global growth rates. The U.S. dollar generally strengthened during the period, while the yen and euro weakened. Investors generally favored safety, resulting in U.S. Treasuries and European government bonds being the big asset class winners for the fiscal year. U.S. stocks continued to lead most major global equity markets for the period. Hong Kong and China had particularly strong returns as the year progressed, primarily on price/earnings (P/E) expansion. U.S. outperformance for the year was driven by solid consumer spending and confidence, stable gross domestic product (GDP) growth and an improving employment outlook for the majority of the period. European equities performed poorly in 2014. Weak inflation, employment and wage data contributed to the decline, but European equities appreciated in the first quarter of 2015 on early signs of improving economic growth. Japan saw considerable volatility throughout the fiscal year, but outperformed the benchmark with particular strength in the first quarter of 2015. The macroeconomic environment was a significant driver of asset class performance during the year as economies sensitive to consumption tended to outperform those sensitive to commodities.

Global economic growth remains slow despite an ongoing policy of central bank easing. European growth has shown early signs of improvement after multiple easing steps initiated during the first quarter of 2015, but is off a low base. While growth remains stable in the U.S. and consumer confidence remains strong, corporate earnings are under pressure from slowing global growth and the negative currency headwind from a stronger dollar. During the fiscal year, health care and information technology were two of the strongest performing sectors, while energy stocks posted negative returns. Commodity prices in energy dropped significantly in the second half of 2014. Despite some recovery in energy prices late in the fiscal year, the sector is still at risk for production cuts and further negative earnings revisions.

Performance for the year

The Fund underperformed its current benchmark, the MSCI World Index, for the fiscal year despite outperforming its former benchmark, the MSCI EAFE Growth Index. (The Fund tracked its former benchmark until January 1, 2015.) Drivers of underperformance were driven partially by limits on ownership of U.S. stocks prior to the broadening mandate change as compared to the current global benchmark with significant U.S. exposure. An additional contributor to underperformance was poor stock selection in consumer discretionary and industrials. Specifically Galaxy Entertainment Group, Hyundai Motor Co. and Vinci SA detracted to performance for the fiscal year. (The Fund no longer holds Hyundai Motor Co. or Vinci SA). On the positive side, currency hedging to the yen, British pound and euro was a material positive contributor to performance in the second half of the year — a time of strong dollar appreciation.

Stock selection was a positive contributor to relative performance compared to the Fund’s current MSCI World Index during the last quarter of its fiscal year. Additional material contributors during that time included an underweight allocation to the U.S. market, which underperformed the global market in the first quarter of 2015, and partial hedging of foreign currency exposure. An overweight to health care and consumer discretionary, which both outperformed the broader market, helped performance for the period. Underweighting the poor-performing energy sector added to performance

74	ANNUAL REPORT	2015

as well. Stock selection strength came primarily from health care, industrials and financials on exposure to strong performers in biotechnology, aerospace and select European financials. Underperformance during the first quarter came from poor stock selection in Japanese equities and individual stocks including American Express Co., Kansas City Southern and Galaxy Entertainment Group, all of which posted disappointing earnings.

We seek to take advantage of increased equity volatility by adding positions in strong structural growth companies throughout the world that have sustainable competitive advantages. We continue to see opportunities for increased U.S. exposure, as we think valuations for some U.S. growth stocks are relatively more attractive than international competitors. We also see opportunities to add to positions in European and Japanese exporters with strong global brands that may benefit from a weakening local market currency. We expect continued U.S. dollar strength and remain partially hedged against the euro and British pound.

Outlook

The Fund’s broadened investment mandate (from international to global) that became effective after calendar year end, allows for increased exposure to U.S. equities. We believe the increased focus on U.S. companies, in addition to international businesses, will enable us to select the strongest growth companies with the best opportunities for shareholder return regardless of where the business is based.

We expect continued slow global growth. While we believe global policy will remain very accommodative, a number of challenges remain that are likely to cause intermittent equity market volatility. This includes political uncertainty in certain regions across the globe, such as in the Middle East, Ukraine and Russia, and the impact of lower energy prices on global GDP rates. Inflation across many markets is below target and we expect central bank policy to become easier rather than tighter, with additional easing from the European Central Bank and likely reluctance on the part of the U.S. Federal Reserve to raise rates too early.

We believe the likelihood of further P/E expansion is limited (with the possible exception of China and Hong Kong) and expect market outperformers to be driven by earnings growth. Despite uncertainties in the market, we believe our portfolio of strong global growers with sustainable competitive advantages and unique products serving large end-markets can continue to drive shareholder value over time.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Global Growth Fund.

2015	ANNUAL REPORT	75

PORTFOLIO HIGHLIGHTS

Ivy Global Growth Fund(a)	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	97.2%
Consumer Discretionary	23.7%
Health Care	19.8%
Information Technology	17.9%
Industrials	11.5%
Financials	7.9%
Consumer Staples	6.4%
Telecommunication Services	5.4%
Energy	3.6%
Materials	1.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.8%

Lipper Rankings

Category: Lipper Global Large-Cap Growth Funds	Rank	Percentile
1 Year	74/112	66
3 Year	52/74	70
5 Year	59/67	87
10 Year	33/48	68

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	47.3%
United States	45.7%
Other North America	1.6%
Europe	29.8%
United Kingdom	8.2%
France	7.2%
Germany	6.6%
Netherlands	3.8%
Other Europe	4.0%
Pacific Basin	17.3%
Japan	8.3%
China	4.7%
Other Pacific Basin	4.3%
Other	2.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.8%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Fuji Heavy Industries Ltd.	Japan	Consumer Discretionary	Automobile Manufacturers
Biogen, Inc.	United States	Health Care	Biotechnology
Visa, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Limited Brands, Inc.	United States	Consumer Discretionary	Apparel Retail
Teva Pharmaceutical Industries Ltd. ADR	Israel	Health Care	Pharmaceuticals
Time Warner Cable, Inc.	United States	Consumer Discretionary	Cable & Satellite
Amazon.com, Inc.	United States	Consumer Discretionary	Internet Retail
Fresenius SE & Co. KGaA	Germany	Health Care	Health Care Services
Cognizant Technology Solutions Corp., Class A	United States	Information Technology	IT Consulting & Other Services
Tokyo Electron Ltd.	Japan	Information Technology	Semiconductor Equipment

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective January 1, 2015, the name of Ivy International Growth Fund has changed to Ivy Global Growth Fund.

76	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Global Growth Fund(a)	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-0.79%	0.25%	4.51%	-0.52%	5.66%	5.03%	—	5.40%
5-year period ended 3-31-15	7.90%	7.97%	8.24%	8.15%	9.59%	—	—	9.33%
10-year period ended 3-31-15	6.72%	6.45%	6.35%	—	—	—	—	7.46%
Since Inception of Class through 3-31-15(5)	—	—	—	3.14%	4.16%	10.44%	3.31%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	In November of 2014, Ivy International Growth Fund expanded its investment strategy to include stocks of U.S. companies. Effective January 1, 2015, the Fund changed its name to Ivy Global Growth Fund to reflect its global focus and changed its benchmark to MSCI World Index. For comparison purposes, the prior benchmark MSCI EAFE Growth Index is included in this report. Performance prior to November 2014 reflects the Fund’s former international strategy and may have differed if the Fund’s current strategy that includes investing globally had been in place.

2015	ANNUAL REPORT	77

SCHEDULE OF INVESTMENTS

Ivy Global Growth Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Australia

Telecommunication Services – 1.7%
Telstra Corp. Ltd. ADR	1,896	$9,110

Total Australia – 1.7%		$9,110
Canada

Industrials – 1.6%
Canadian Pacific Railway Ltd.	48	8,726

Total Canada – 1.6%		$8,726
China

Consumer Discretionary – 1.8%
JD.com, Inc. ADR (A)	320	9,395

Industrials – 1.0%
CAR, Inc. (A)	2,924	5,544

Information Technology – 1.9%
Baidu.com, Inc. ADR (A)	47	9,874

Total China – 4.7%		$24,813
France

Consumer Discretionary – 1.2%
Hermes International	2	572
LVMH Moet Hennessy – Louis Vuitton	33	5,856

		6,428

Industrials – 3.1%
European Aeronautic Defence and Space Co.	99	6,425
Safran	143	9,984

		16,409

Information Technology – 1.9%
Cap Gemini S.A.	126	10,343

Materials – 1.0%
L Air Liquide S.A.	41	5,250

Total France – 7.2%		$38,430
Germany

Consumer Discretionary – 2.2%
Continental AG	50	11,896

Health Care – 4.4%
Bayer AG	66	9,935
Fresenius SE & Co. KGaA	220	13,150

		23,085

Total Germany – 6.6%		$34,981
India

Consumer Staples – 1.2%
ITC Ltd.	1,168	6,082

Total India – 1.2%		$6,082

COMMON STOCKS (Continued)	Shares	Value
Israel

Health Care – 2.8%
Teva Pharmaceutical Industries Ltd. ADR	234	$14,584

Total Israel – 2.8%		$14,584
Italy

Financials – 1.6%
Azimut Holding S.p.A.	300	8,563

Total Italy – 1.6%		$8,563
Japan

Consumer Discretionary – 3.7%
Fuji Heavy Industries Ltd.	582	19,370

Industrials – 2.2%
Komatsu Ltd.	348	6,847
Mitsubishi Electric Corp.	401	4,776

		11,623

Information Technology – 2.4%
Tokyo Electron Ltd.	185	12,930

Total Japan – 8.3%		$43,923
Macau

Consumer Discretionary – 1.0%
Galaxy Entertainment Group	1,102	5,018

Total Macau – 1.0%		$5,018
Netherlands

Consumer Discretionary – 1.1%
Koninklijke Philips Electronics N.V., Ordinary Shares	204	5,798

Information Technology – 2.7%
ASML Holding N.V., NY Registry Shares	59	5,991
NXP Semiconductors N.V. (A)	84	8,454

		14,445

Total Netherlands – 3.8%		$20,243
Spain

Financials – 1.3%
CaixaBank S.A.	1,480	7,024

Total Spain – 1.3%		$7,024
Switzerland

Health Care – 1.1%
Novartis AG, Registered Shares	60	5,893

Total Switzerland – 1.1%		$5,893

COMMON STOCKS (Continued)	Shares	Value
Taiwan

Information Technology – 0.4%
MediaTek, Inc.	172	$2,328

Total Taiwan – 0.4%		$2,328
United Kingdom

Consumer Staples – 1.4%
SABMiller plc	141	7,419

Energy – 1.2%
Royal Dutch Shell plc, Class A	207	6,194

Financials – 3.4%
Aviva plc	683	5,470
Prudential plc	518	12,847

		18,317

Health Care – 2.2%
Shire plc	145	11,538

Total United Kingdom – 8.2%		$43,468
United States

Consumer Discretionary – 12.7%
Amazon.com, Inc. (A)	37	13,589
Carnival Corp.	150	7,166
Hilton Worldwide Holdings, Inc. (A)	338	10,013
Home Depot, Inc. (The)	70	8,008
Limited Brands, Inc.	159	14,998
Time Warner Cable, Inc.	91	13,638

		67,412

Consumer Staples – 3.8%
Coca-Cola Co. (The)	230	9,314
InBev N.V.	90	11,044

		20,358

Energy – 2.4%
Halliburton Co.	160	7,024
Schlumberger Ltd.	67	5,588

		12,612

Financials – 1.6%
American Express Co.	107	8,395

Health Care – 9.3%
Biogen, Inc. (A)	38	16,207
Gilead Sciences, Inc. (A)	131	12,842
HCA Holdings, Inc. (A)	156	11,711
Medtronic plc	112	8,700

		49,460

Industrials – 3.6%
J.B. Hunt Transport Services, Inc.	148	12,662
Kansas City Southern	64	6,484

		19,146

78	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Global Growth Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Information Technology – 8.6%
Cognizant Technology Solutions Corp., Class A (A)	208	$12,956
Google, Inc., Class C (A)	19	10,637
Micron Technology, Inc. (A)	222	6,020
Visa, Inc., Class A	243	15,895

		45,508

Telecommunication Services – 3.7%
Level 3 Communications, Inc. (A)	199	10,707
SBA Communications Corp. (A)	77	9,062

		19,769

Total United States – 45.7%		$242,660
TOTAL COMMON STOCKS – 97.2%		$515,846
(Cost: $441,504)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (B) – 3.2%
Kellogg Co.
0.520%, 4–22–15	$5,000	$4,998
National Oilwell Varco, Inc.
0.160%, 5–13–15	4,000	3,999
PacifiCorp
0.550%, 4–2–15	5,000	5,000
Sherwin-Williams Co. (The)
0.210%, 4–2–15	3,000	3,000

		16,997

Master Note – 0.3%
Toyota Motor Credit Corp.
0.130%, 4–1–15 (C)	1,724	1,724

TOTAL SHORT-TERM SECURITIES – 3.5%		$18,721
(Cost: $18,721)

TOTAL INVESTMENT SECURITIES – 100.7%		$534,567
(Cost: $460,225)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.7)%		(3,500)

NET ASSETS – 100.0%		$531,067

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at March 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at March 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	12,300	U.S. Dollar	18,538	4–13–15	Morgan Stanley International	$294	$—
Euro	23,500	U.S. Dollar	25,295	4–13–15	Morgan Stanley International	23	—

						$317	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$515,846	$—	$—
Short-Term Securities	—	18,721	—
Total	$515,846	$18,721	$—
Forward Foreign Currency Contracts	$—	$317	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

2015	ANNUAL REPORT	79

SCHEDULE OF INVESTMENTS

Ivy Global Growth Fund (in thousands)	MARCH 31, 2015

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	23.7%
Health Care	19.8%
Information Technology	17.9%
Industrials	11.5%

Financials	7.9%
Consumer Staples	6.4%
Telecommunication Services	5.4%
Energy	3.6%
Materials	1.0%
Other+	2.8%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

80	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Global Income Allocation Fund	(UNAUDITED)

W. Jeffery Surles

Below, W. Jeffery Surles, CFA, Ivy Global Income Allocation Fund manager, discusses positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Surles has managed the Fund since June 2012 and has 13 years of industry experience. In August of 2014, John Maxwell, an additional portfolio manager for the Fund, relinquished his portfolio management responsibilities.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Global Income Allocation Fund (Class A shares at net asset value)	2.87%
Ivy Global Income Allocation Fund (Class A shares including sales load)	–3.05%
Benchmark(s) and/or Lipper Category
Barclays Multiverse Index	–3.76%
(generally reflects the performance of fixed-income securities that represent the global bond market)
MSCI World High Dividend Yield Index	0.16%
(generally reflects the performance of equities with higher-than-average dividend yields that are both sustainable and persistent)
60% MSCI World High Dividend Yield / 40% Barclays Multiverse	–1.31%
(generally reflects the performance of equities with higher-than-average dividend yields that are both sustainable and persistent and fixed-income securities that represent the global bond market)
Lipper Flexible Portfolio Funds	3.05%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value. Multiple indexes are present because the Fund invests in multiple asset classes.

International markets down for majority of fiscal year

For most of the fiscal year, the U.S. market — buoyed by the strong U.S. dollar — was the strongest relative market across the globe. Improving labor markets in the U.S. led investors to start pricing an end to the zero interest rate policy from the U.S. Federal Reserve (Fed). This led to rising short-term Treasury rates, while interest rates in other parts of the world continued to fall over fears of deflation. The higher relative rates, combined with a relatively healthy U.S. economy, attracted foreign capital. As a result, the U.S. dollar surged higher. This provided a favorable backdrop for U.S. equities and they materially outperformed their global counterparts through the first three quarters of the fiscal year. However, this trend began to reverse course late in calendar year 2014. Falling commodity prices sparked deflation concerns globally, leading investors to expect additional monetary easing from global central banks. The European Central Bank’s (ECB) announcement of a large scale asset purchase program in January 2015 sparked a significant rally in European equities. The euro depreciated sharply versus the U.S. dollar, and a number of yield curves in Europe displayed negative rates as longer-term interest rates fell to record low levels. Emerging markets continued to underperform for most of the year as growth in many countries slowed.

Fund performance and positioning

The Fund outperformed its blended benchmark for the fiscal year ending March 31, 2015. Both the equity and fixed-income allocations exceeded their respective benchmarks, and currency hedging back to the U.S. dollar added additional outperformance. We spent the entire year overweight equities, which aided performance. While the fixed-income portion of the Fund outperformed its benchmark, it posted negative returns for the fiscal year. The benchmark has large foreign currency exposure, which negatively impacted its return. The vast majority of our relative outperformance within the fixed-income portfolio was due to a much heavier dollar weighting than the benchmark. Our shorter duration detracted to performance as interest rates globally continued to decline. This was partially offset by our overweight towards credit markets.

On the equity side, most of our outperformance was achieved during the final quarter of the fiscal year. We had long been positioned for the ECB to eventually start a broader quantitative easing program. The portfolio was overweight European markets, with portions of the portfolio’s euro exposure hedged. We also positioned the portfolio through security selection to seek to benefit from the falling euro via exporters and European companies with large amounts of U.S. dollar revenues. While we were early in entering into this positioning, which held back performance through the first part of the fiscal year, we benefited significantly when the ECB announced additional easing efforts early in 2015. In addition, allocations to Australia and Singapore aided relative performance. Our only major issue from a country standpoint was in Canada, where poor security selection in the energy sector detracted from performance. As a result, the Fund’s energy holdings hurt performance relative to the benchmark. The greatest contributor to performance for the fiscal year was driven by strong stock selection in the consumer discretionary sector as certain holdings benefited by the declining euro. Additionally, stock selection in financials and health care also added to performance for the period. On the whole, the Fund’s security selection proved sound over the year and was the primary driver of performance.

The Fund has long used currency forwards to hedge and mitigate foreign exchange risk within the portfolio. For the first time, we used equity derivatives towards the end of the fiscal year. In our view, significant distortions appeared in equity option markets around many energy names as

2015	ANNUAL REPORT	81

MANAGEMENT DISCUSSION

Ivy Global Income Allocation Fund	(UNAUDITED)

investors looked to buy puts and hedge positions. It became extremely expensive to buy puts on many energy names, especially relative to buy call costs. As a result, it became advantageous to sell puts and buy calls to add exposure to energy stocks. We implemented this strategy on several energy names that we believe have long-term growth potential and we would not mind owning if the puts we sold hit the strike price. While these positions were relatively small relative to the overall context of the Fund, they benefitted performance.

The view ahead

We continue to be positive on equities with a distinct bias towards European equities. We believe European Gross Domestic Product (GDP) forecasts are currently too low and the chance for a material recovery in European GDP is now greater than anytime over the past five years. Euro depreciation could be a significant beneficiary to much of the European economy as could lower oil prices. More importantly, credit data in Europe has recently turned positive and is showing some signs of accelerating. Behind the improving macroeconomic backdrop, the ECB continues to embark on its quantitative easing program. Interest rates have been reduced to record low levels, and the spread between 10-year, risk-free yields and dividend yields on European equities is still elevated in a global context. While we think valuations in Europe are no longer cheap, earnings in Europe are still depressed. Unlike the U.S. equity market, which has been at peak margins for some time, we view margins in Europe as still well below peak levels. If we do start to see growth pick up in the Eurozone, we believe margins should have plenty of room to expand and lead to earnings upgrades. If this is the case, then valuation multiples could look lower than what consensus numbers currently suggest. Within Europe, we have switched some of our equity exposure. Where we were more focused on exporters and lower euro beneficiaries, we have rotated more to beneficiaries of a domestic recovery in the Eurozone. Many of the leading economic indicators have ticked up, and growth looks to be accelerating as the recovery takes hold. If we do see a recovery in European growth, our view is the domestically oriented names, which have lagged the rally, should start to perform. At fiscal year end, our largest weighting in Europe was non-bank financials. For years, European savers have been reliant on generous pension payments and bank deposits to save for retirement. As a result of the European sovereign crisis, many of the pension payments have been cut, and bank deposit rates are currently at extremely low levels. In our view, savers in Europe will need to seek out higher returning products. In Europe, these products are primarily offered by insurance and asset management companies. At this point, we are still hedging the euro, although the hedge position has been reduced somewhat given the magnitude of the currency move. We think Japan shares many characteristics with Europe in that it could be a beneficiary of lower oil prices and a depreciating currency. The Bank of Japan is also being aggressive, and we believe equities in the country should behave similarly to Europe. The Fund does have some exposure in Japan, but given the current low equity yields, it is not a major portion of the portfolio.

In contrast to Europe, we have become more cautious on the U.S. economy as economic data slowed during the first quarter of 2015. This was mainly blamed on poor weather and closures of several ports on the West Coast. Additionally, retail sales figures remained weak. While the U.S. economy is likely to show decent relative growth (for a developed market economy), we remained concerned that consensus GDP forecasts will be lowered. Moreover, while lower energy prices are a benefit to the U.S. consumer, we worry about the effect of reduced spending on shale energy. This is one of the few areas in the U.S. that has witnessed significant amounts of capital expenditures (capex) in what has otherwise been a largely capex-less recovery — that investment is abruptly slowing. As a result, the Fund remains underweight the U.S.

On the fixed-income side, our views remain similar to last year — we continue to favor credit markets. This is especially true given the income focus of the Fund, and the low levels of risk-free rates around the globe. Central bank liquidity appears ample despite the Fed ending its asset purchase program, while other central banks around the globe have stepped in to fill the liquidity void. As far as positioning, we still maintain a large position in subordinated bank debt. This is mainly concentrated in Europe, but we have holdings in U.S. banks as well. The position is largely predicated on the tough regulatory environment for banks, which shows no signs of abating.

We are no longer as negative on emerging markets as we once were. In our view, emerging-market assets are now largely priced for a tough economic scenario. As such, we are no longer looking to actively reduce the fixed-income portfolio’s emerging-market exposure, which we had been doing for some time. On the margins, we have been reducing our fixed-income exposure in favor of equities. Bond yields continue to decline the world over, making dividend yields relatively attractive compared to 10-year bond yields in many markets. That, coupled with a slowly recovering global economy and central banks providing ample amounts of stimulus, has us comfortable holding a larger overweight position in equities. As always, we continue to search for income-generating securities across the globe.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Global Income Allocation Fund.

82	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Global Income Allocation Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	67.7%
Financials	20.1%
Consumer Discretionary	11.8%
Industrials	8.3%
Consumer Staples	6.7%
Energy	5.1%
Health Care	5.0%
Materials	3.1%
Utilities	2.8%
Telecommunication Services	2.6%
Information Technology	2.2%
Purchased Options	0.0%
Bonds	28.7%
Corporate Debt Securities	21.9%
Other Government Securities	3.4%
Loans	3.3%
Municipal Bonds	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.6%

Lipper Rankings

Category: Lipper Flexible Portfolio Funds	Rank	Percentile
1 Year	278/520	54
3 Year	220/372	59
5 Year	148/231	64
10 Year	80/116	69

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Europe	41.6%
United Kingdom	11.3%
France	7.5%
Germany	4.2%
Other Europe	18.6%
North America	39.6%
United States	36.4%
Other North America	3.2%
Pacific Basin	9.8%
Australia	5.7%
Other Pacific Basin	4.1%
South America	2.5%
Bahamas/Caribbean	1.7%
Other	1.2%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	3.6%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Abengoa Yield plc	United States	Utilities	Renewable Electricity
Ares Capital Corp.	United States	Financials	Asset Management & Custody Banks
Blackstone Mortgage Trust, Inc., Class A	United States	Financials	Mortgage REITs
ProSieben- Sat.1 Media AG	Germany	Consumer Discretionary	Broadcasting
Limited Brands, Inc.	United States	Consumer Discretionary	Apparel Retail
Two Harbors Investment Corp.	United States	Financials	Mortgage REITs
Bristol-Myers Squibb Co.	United States	Health Care	Pharmaceuticals
Sampo plc, A Shares	Finland	Financials	Multi-Line Insurance
Philip Morris International, Inc.	United States	Consumer Staples	Tobacco
Target Corp.	United States	Consumer Discretionary	General Merchandise Stores

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	83

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Global Income Allocation Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

Effective June 4, 2012, Ivy International Balanced Fund changed its name to Ivy Global Income Allocation Fund. As a result, the Fund’s benchmark was changed to a blended index composed of 60% MSCI World High Dividend Yield Index and 40% Barclays Multiverse Index. We believe this index is more representative of the types of equity and fixed-income securities in which the Fund invests.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

84	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Global Income Allocation Fund	(UNAUDITED)

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-3.05%	-2.01%	2.18%	-3.09%	3.22%	2.64%	—	2.97%
5-year period ended 3-31-15	5.37%	5.46%	5.93%	5.40%	7.09%	—	—	6.79%
10-year period ended 3-31-15	4.65%	4.43%	4.54%	—	—	—	—	5.41%
Since Inception of Class through 3-31-15(5)	—	—	—	2.40%	3.67%	6.69%	0.36%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS

Ivy Global Income Allocation Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Australia

Financials – 2.2%
Macquarie Group Ltd.	170	$9,927
National Australia Bank Ltd.	235	6,900

		16,827

Industrials – 0.6%
Spotless Group Holdings Ltd.	2,930	5,066

Materials – 1.6%
Amcor Ltd.	683	7,307
Pact Group Holdings Ltd.	1,470	4,725

		12,032

Total Australia – 4.4%		$33,925
Belgium

Consumer Staples – 1.3%
Anheuser-Busch InBev S.A. ADR	83	10,119

Total Belgium – 1.3%		$10,119
Bermuda

Financials – 0.9%
Catlin Group Ltd.	668	7,028

Total Bermuda – 0.9%		$7,028
Canada

Energy – 0.7%
Baytex Energy Corp.	170	2,695
Crescent Point Energy Corp.	133	2,965

		5,660

Financials – 0.8%
Bank of Nova Scotia Berhad (The)	115	5,783

Total Canada – 1.5%		$11,443
Denmark

Financials – 1.1%
Danske Bank A.S.	300	7,923

Telecommunication Services – 0.8%
TDC A/S	868	6,220

Total Denmark – 1.9%		$14,143
Finland

Financials – 1.4%
Sampo plc, A Shares	210	10,617

Total Finland – 1.4%		$10,617

COMMON STOCKS (Continued)	Shares	Value
France

Consumer Staples – 1.0%
Casino, Guichard-Perrachon	81	$7,193

Energy – 0.8%
Total S.A.	122	6,090

Financials – 1.1%
Axa S.A.	333	8,400

Industrials – 2.3%
Bouygues S.A.	180	7,072
Compagnie de Saint-Gobain	155	6,816
Rexel S.A.	200	3,777

		17,665

Telecommunication Services – 0.7%
France Telecom	337	5,423

Utilities – 0.8%
Gaz de France	308	6,105

Total France – 6.7%		$50,876
Germany

Consumer Discretionary – 2.7%
Daimler AG	85	8,201
ProSieben- Sat.1 Media AG	260	12,778

		20,979

Industrials – 1.0%
Siemens AG	70	7,579

Total Germany – 3.7%		$28,558
Israel

Health Care – 1.2%
Teva Pharmaceutical Industries Ltd. ADR	146	9,095

Total Israel – 1.2%		$9,095
Japan

Financials – 0.9%
Aozora Bank Ltd.	1,869	6,639

Industrials – 0.9%
Mitsui & Co. Ltd.	550	7,392

Total Japan – 1.8%		$14,031
New Zealand

Consumer Discretionary – 0.0%
SKYCITY Entertainment Group Ltd.	75	230

Total New Zealand – 0.0%		$230

COMMON STOCKS (Continued)	Shares	Value
Norway

Consumer Staples – 0.9%
Marine Harvest ASA	582	$6,692

Financials – 0.8%
Gjensidige Forsikring ASA	346	5,977

Total Norway – 1.7%		$12,669
Singapore

Consumer Discretionary – 0.6%
Asian Pay Television Trust	7,121	4,618

Telecommunication Services – 1.1%
Singapore Telecommunications Ltd.	2,550	8,139

Total Singapore – 1.7%		$12,757
Spain

Industrials – 2.3%
ACS Actividades de Construccion y Servicios S.A.	260	9,213
Cintra Concesiones de Intraestructuras de Transporte	385	8,196

		17,409

Total Spain – 2.3%		$17,409
Sweden

Financials – 0.9%
Nordea Bank AB	580	7,092

Total Sweden – 0.9%		$7,092
Switzerland

Consumer Staples – 0.9%
Nestle S.A., Registered Shares	93	7,024

Total Switzerland – 0.9%		$7,024
United Kingdom

Consumer Discretionary – 3.7%
British Sky Broadcasting Group plc	443	6,525
Kingfisher plc	1,251	7,062
Taylor Wimpey plc	3,780	8,686
WPP Group plc	259	5,887

		28,160

Energy – 0.8%
BP plc	946	6,125

Financials – 2.8%
Legal & General Group plc	1,891	7,815
St. James’s Place plc	550	7,625
Standard Life plc	826	5,830

		21,270

86	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Global Income Allocation Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Health Care – 1.2%
GlaxoSmithKline plc ADR	195	$8,999

Total United Kingdom – 8.5%		$64,554
United States

Consumer Discretionary – 4.8%
Ford Motor Co.	506	8,170
Limited Brands, Inc.	120	11,315
McDonald’s Corp.	70	6,821
Target Corp.	125	10,258

		36,564

Consumer Staples – 2.6%
Colgate–Palmolive Co.	140	9,708
Philip Morris International, Inc.	138	10,378

		20,086

Energy – 2.8%
ConocoPhillips	103	6,437
HollyFrontier Corp.	165	6,655
ONEOK, Inc.	170	8,201

		21,293

Financials – 5.4%
Blackstone Mortgage Trust, Inc., Class A	460	13,042
Crown Castle International Corp.	95	7,841
Starwood Property Trust, Inc.	400	9,720
Two Harbors Investment Corp.	1,030	10,939

		41,542

Health Care – 2.6%
Bristol-Myers Squibb Co.	166	10,739
Johnson & Johnson	93	9,314

		20,053

Industrials – 1.2%
Rockwell Automation, Inc.	82	9,511

Information Technology – 2.2%
Paychex, Inc.	184	9,144
Texas Instruments, Inc.	130	7,434

		16,578

Materials – 1.1%
Dow Chemical Co. (The)	175	8,397

Utilities – 2.0%
Abengoa Yield plc	440	14,863

Total United States – 24.7%		$188,887

TOTAL COMMON STOCKS – 65.5%		$500,457
(Cost: $477,826)

INVESTMENT FUNDS	Shares		Value
United States – 1.8%
Ares Capital Corp.		815	$13,993

TOTAL INVESTMENT FUNDS – 1.8%			$13,993
(Cost: $14,153)

PREFERRED STOCKS
Luxembourg

Materials – 0.4%
ArcelorMittal, 6.000%, Convertible		194	2,907

Total Luxembourg – 0.4%			$2,907

TOTAL PREFERRED STOCKS – 0.4%			$2,907
(Cost: $4,429)

PURCHASED OPTIONS	Number of Contracts (Unrounded)
Crescent Point Energy Corp.:
Call CAD32.00, Expires 4–17–15, OTC (Ctrpty: Citibank N.A.) (A)		2,000	9
Call CAD32.00, Expires 7–17–15, OTC (Ctrpty: Citibank N.A.) (A)		2,000	95
Helmerich & Payne, Inc.,
Call $72.50, Expires 6–19–15, OTC (Ctrpty: JPMorgan Chase Bank N.A.)		820	200

TOTAL PURCHASED OPTIONS – 0.0%			$304
(Cost: $547)

CORPORATE DEBT SECURITIES	Principal
Argentina

Consumer Discretionary – 0.2%
Arcos Dorados Holdings, Inc.
10.250%, 7–13–16 (A)(B)	BRL	5,000	1,410

Industrials – 0.8%
Aeropuertos Argentina 2000 S.A.:
10.750%, 12–1–20 (B)		$805	844

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Industrials (Continued)
10.750%, 12–1–20		$5,233	$5,489

			6,333

Total Argentina – 1.0%			$7,743
Australia

Materials – 0.9%
BlueScope Steel (Finance) Ltd. and BlueScope Steel Finance (USA) LLC
7.125%, 5–1–18 (B)		1,000	1,035
FMG Resources Pty Ltd.:
8.250%, 11–1–19 (B)		4,000	3,380
6.875%, 4–1–22 (B)		3,750	2,770

			7,185

Total Australia – 0.9%			$7,185
Austria

Consumer Staples – 0.8%
JBS Investments GmbH (GTD by Hungary Holdings Kft)
7.250%, 4–3–24		5,000	5,100
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.)
7.750%, 10–28–20 (B)		1,000	1,057

			6,157

Total Austria – 0.8%			$6,157
Brazil

Consumer Staples – 0.3%
AmBev International Finance Co. Ltd.
9.500%, 7–24–17 (A)	BRL	7,500	2,250

Energy – 0.1%
QGOG Constellation S.A.
6.250%, 11–9–19 (B)		$1,500	855

Total Brazil – 0.4%			$3,105
Cayman Islands

Consumer Staples – 0.4%
Marfrig Overseas Ltd.
9.500%, 5–4–20 (B)		3,000	2,835

Industrials – 0.4%
Odebrecht Finance Ltd.
7.500%, 9–29–49		500	415
Odebrecht Offshore Drilling Finance
6.750%, 10–1–22 (B)		3,860	3,000

			3,415

Total Cayman Islands – 0.8%			$6,250

2015	ANNUAL REPORT	87

SCHEDULE OF INVESTMENTS

Ivy Global Income Allocation Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Columbia

Energy – 0.2%
Empresas Publicas de Medellin E.S.P.
8.375%, 2–1–21 (A)	COP	3,888,000	$1,583

Total Columbia – 0.2%			$1,583
France

Financials – 0.8%
Societe Generale S.A.:
8.250%, 11–29–49		$1,000	1,062
6.000%, 12–31–49 (B)		2,000	1,898
7.875%, 12–31–49 (B)		3,000	3,097

			6,057

Total France – 0.8%			$6,057
Guernsey

Financials – 0.9%
Credit Suisse Group (Guernsey) I Ltd.
7.875%, 2–24–41		6,843	7,254

Total Guernsey – 0.9%			$7,254
Hong Kong

Utilities – 0.3%
China Resources Power Holdings Co. Ltd.
7.250%, 5–9–49 (C)		2,000	2,045

Total Hong Kong – 0.3%			$2,045
Ireland

Energy – 0.1%
Novatek Finance Ltd.
7.750%, 2–21–17 (A)(B)	RUB	25,000	384

Total Ireland – 0.1%			$384
Luxembourg

Consumer Discretionary – 0.2%
Altice S.A.
7.625%, 2–15–25 (B)		$1,188	1,190

Energy – 0.2%
Offshore Drilling Holding S.A.
8.375%, 9–20–20 (B)(C)		1,500	1,202

Information Technology – 0.9%
BC Luxco 1 S.A.
7.375%, 1–29–20 (B)		7,000	6,912

Materials – 0.2%
Evraz Group S.A.:
7.400%, 4–24–17		1,000	988
9.500%, 4–24–18 (B)		850	864

			1,852

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Utilities – 0.2%
Aguila 3 S.A.
7.875%, 1–31–18 (B)		$1,500	$1,500

Total Luxembourg – 1.7%			$12,656
Mexico

Energy – 0.4%
Empresas ICA S.A.B. de C.V.
8.875%, 5–29–24 (B)		4,000	3,188

Materials – 0.4%
C5 Capital (SPV) Ltd.
4.552%, 12–29–49 (B)(C)		2,000	1,720
CEMEX S.A.B. de C.V.
9.500%, 6–15–18 (B)		1,500	1,664

			3,384

Telecommunication Services – 0.2%
America Movil S.A.B. de C.V.
6.450%, 12–5–22 (A)	MXN	22,000	1,390

Total Mexico – 1.0%			$7,962
Netherlands

Consumer Discretionary – 0.3%
VTR Finance B.V.
6.875%, 1–15–24 (B)		2,400	2,490

Consumer Staples – 0.8%
Marfrig Holdings (Europe) B.V.
8.375%, 5–9–18 (B)		6,000	5,670

Materials – 0.6%
Constellium N.V.
8.000%, 1–15–23 (B)		4,253	4,455

Telecommunication Services – 0.1%
VimpleCom Holdings B.V.
9.000%, 2–13–18 (A)(B)	RUB	50,000	760

Utilities – 0.2%
Listrindo Capital B.V.
6.950%, 2–21–19 (B)		$750	791
Listrindo Capital B.V. (GTD by PT Cikarang Listrindo)
6.950%, 2–21–19		1,000	1,055

			1,846

Total Netherlands – 2.0%			$15,221
Norway

Consumer Discretionary – 0.5%
World Wide Supply A.S.
7.750%, 5–26–17 (B)		5,000	4,150

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Consumer Staples – 0.5%
Corporacion Pesquera Inca S.A.C.
9.000%, 2–10–17 (B)		$3,650	$3,623

Total Norway – 1.0%			$7,773
Russia

Industrials – 0.1%
SCF Capital Ltd.
5.375%, 10–27–17		750	670

Total Russia – 0.1%			$670
Singapore

Consumer Staples – 0.0%
Olam International Ltd.
6.000%, 8–10–18 (A)	SGD	250	193

Total Singapore – 0.0%			$193
Turkey

Financials – 0.2%
Türkiye Is Bankasi A.S.
6.000%, 10–24–22 (B)		$1,500	1,485

Total Turkey – 0.2%			$1,485
United Kingdom

Financials – 2.8%
Barclays plc
8.250%, 12–29–49		11,085	11,877
HSBC Holdings plc
6.375%, 3–29–49		2,000	2,045
Lloyds Banking Group plc
7.500%, 4–30–49		2,000	2,125
Royal Bank of Scotland Group plc (The)
7.640%, 3–29–49		5,000	5,475

			21,522

Total United Kingdom – 2.8%			$21,522
United States

Consumer Discretionary – 1.1%
B-Corp Merger Sub, Inc.
8.250%, 6–1–19		6,000	5,205
New Academy Finance Co. LLC
8.000%, 6–15–18 (B)(D)		3,000	3,000

			8,205

Energy – 0.4%
Brand Energy & Infrastructure Services
8.500%, 12–1–21 (B)		3,000	2,813

88	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Global Income Allocation Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials – 3.2%
Bank of America Corp.:
6.250%, 9–29–49	$3,000	$3,056
8.000%, 12–29–49	6,000	6,442
BGC Partners, Inc.
5.375%, 12–9–19	6,000	6,120
Isabelle Acquisition Sub, Inc.
10.000%, 11–15–18 (D)	2,026	2,127
JPMorgan Chase & Co.
6.125%, 12–29–49	5,000	5,100
UBS Preferred Funding Trust V
6.243%, 5–29–49	2,000	2,083

		24,928

Industrials – 2.2%
Florida East Coast Holdings Corp. and Florida East Coast Industries LLC
6.750%, 5–1–19 (B)	1,856	1,870
HD Supply, Inc.
11.500%, 7–15–20	5,000	5,812
Roofing Supply Group LLC and Roofing Supply Finance, Inc.
10.000%, 6–1–20 (B)	6,000	5,865
TRAC Intermodal LLC and TRAC Intermodal Corp.
11.000%, 8–15–19	500	548
TransDigm Group, Inc.
7.500%, 7–15–21	2,270	2,440

		16,535

Total United States – 6.9%		$52,481

TOTAL CORPORATE DEBT SECURITIES – 21.9%		$167,726
(Cost: $178,595)

MUNICIPAL BONDS
United States – 0.1%
Cmnwlth of PR, GO Bonds of 2014, Ser A
8.000%, 7–1–35	1,090	897

TOTAL MUNICIPAL BONDS – 0.1%		$897
(Cost: $1,015)

OTHER GOVERNMENT SECURITIES (E)
Argentina – 0.9%
City of Buenos Aires:
12.500%, 4–6–15	3,000	3,001
8.950%, 2–19–21 (B)	2,000	2,100
Province of Buenos Aires (The)
11.750%, 10–5–15	2,000	1,970

		7,071

OTHER GOVERNMENT SECURITIES (E) (Continued)	Principal		Value
Australia – 0.4%
New South Wales Treasury Corp.
5.500%, 3–1–17 (A)	AUD	4,000	$3,255

Canada – 0.7%
City of Toronto
3.500%, 12–6–21 (A)	CAD	2,000	1,749
Province of Ontario
4.400%, 6–2–19 (A)		2,000	1,792
Regional Municipality of York
4.000%, 6–30–21 (A)		2,000	1,799

			5,340

Germany – 0.5%
KfW, Frankfurt/Main, Federal Republic of Germany
2.875%, 10–12–16 (A)	NOK	26,000	3,313

Ireland – 0.1%
Russian Railways via RZD Capital Ltd.
8.300%, 4–2–19 (A)	RUB	50,000	$709

Malaysia – 0.1%
Malaysia Government Bond
3.314%, 10–31–17 (A)	MYR	3,000	810

Spain – 0.7%
Banco Bilbao Vizcaya Argentaria S.A.
9.000%, 5–29–49		$5,000	5,438

TOTAL OTHER GOVERNMENT SECURITIES – 3.4%			$25,936
(Cost: $30,116)

LOANS (C)
Canada

Consumer Discretionary – 0.0%
KIK Custom Products, Inc.
9.500%, 10–29–19		113	113

Total Canada – 0.0%			$113
Luxembourg

Consumer Discretionary – 0.4%
Formula One Holdings Ltd. and Delta Two S.a.r.l.
7.750%, 7–29–22		3,058	3,038

Total Luxembourg – 0.4%			$3,038

LOANS (C) (Continued)	Principal	Value
United States

Consumer Staples – 0.5%
Focus Brands, Inc.:
10.250%, 8–21–18	$303	$303
10.250%, 8–21–18	697	697
GOBP Holdings, Inc.
9.250%, 10–21–22	2,906	2,855

		3,855

Energy – 0.4%
Empresas ICA S.A.
7.144%, 7–1–17	3,000	2,850

Industrials – 0.9%
Capital Safety North America Holdings, Inc.
6.500%, 3–28–22	2,563	2,507
Hampton Rubber Co. & SEI Holding Corp.
9.000%, 3–27–22	5,000	4,000

		6,507

Information Technology – 0.5%
Active Network, Inc. (The)
9.500%, 11–15–21	3,000	2,865
Misys plc and Magic Newco LLC
12.000%, 6–12–19	1,000	1,088

		3,953

Materials – 0.6%
EP Minerals LLC
8.500%, 8–20–21	781	777
U.S. LBM Holdings LLC:
8.000%, 5–2–20	1,709	1,679
8.000%, 5–2–20	1,129	1,110
8.000%, 5–2–20	1,124	1,104

		4,670

Total United States – 2.9%		$21,835

TOTAL LOANS – 3.3%		$24,986
(Cost: $26,237)

SHORT-TERM SECURITIES
Commercial Paper (F) – 3.8%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB)
0.110%, 5–7–15	5,000	4,999
Diageo Capital plc (GTD by Diageo plc)
0.450%, 4–1–15	6,000	6,000
J.M. Smucker Co. (The)
0.280%, 4–1–15	4,078	4,078
National Oilwell Varco, Inc.
0.160%, 5–13–15	4,000	3,999
Novartis Finance Corp. (GTD by Novartis AG)
0.110%, 4–6–15	10,000	10,000

		29,076

2015	ANNUAL REPORT	89

SCHEDULE OF INVESTMENTS

Ivy Global Income Allocation Fund (in thousands)	MARCH 31, 2015

SHORT-TERM SECURITIES (Continued)	Principal	Value

Master Note – 0.4%
Toyota Motor Credit Corp.
0.130%, 4–1–15 (G)	$2,830	$2,830

TOTAL SHORT-TERM SECURITIES – 4.2%		$31,906
(Cost: $31,907)

Value
TOTAL INVESTMENT SECURITIES – 100.6%	$769,112
(Cost: $764,825)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.6)%	(4,718)

NET ASSETS – 100.0%	$764,394

Notes to Schedule of Investments

(A)	Principal amounts and exercise price are denominated in the indicated foreign currency, where applicable (AUD - Australian Dollar, BRL - Brazilian Real, CAD - Canadian Dollar, COP - Columbian Peso, MXN - Mexican Peso, MYR - Malaysian Ringgit, NOK - Norwegian Krone, RUB - Russian Ruble and SGD - Singapore Dollar).

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015 the total value of these securities amounted to $79,877 or 10.4% of net assets.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015.

(D)	Payment-in-kind bonds.

(E)	Other Government Securities include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(F)	Rate shown is the yield to maturity at March 31, 2015.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at March 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	14,900	U.S. Dollar	22,455	4–13–15	UBS AG	$355	$—
Euro	27,300	U.S. Dollar	29,385	4–13–15	UBS AG	26	—
Japanese Yen	1,471,150	U.S. Dollar	12,144	4–13–15	UBS AG	—	125

						$381	$125

The following written options were outstanding at March 31, 2015 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Crescent Point Energy Corp.	Citibank N.A.	Put	2,000	April 2015	CAD25.00	$162	$(22)
	Citibank N.A.	Call	2,000	April 2015	40.00	32	(4)
	Citibank N.A.	Put	2,000	July 2015	25.00	153	(169)
Helmerich & Payne, Inc.	JPMorgan Chase Bank N.A.	Put	820	June 2015	$57.50	184	(114)
	JPMorgan Chase Bank N.A.	Call	820	June 2015	82.50	61	(41)

						$592	$(350)

90	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Global Income Allocation Fund (in thousands)	MARCH 31, 2015

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$500,457	$—	$—
Investment Funds	13,993	—	—
Preferred Stocks	—	2,907	—
Purchased Options	—	304	—
Corporate Debt Securities	—	167,726	—
Municipal Bonds	—	897	—
Other Government Securities	—	25,936	—
Loans	—	12,466	12,520
Short-Term Securities	—	31,906	—
Total	$514,450	$242,142	$12,520
Forward Foreign Currency Contracts	$—	$381	$—

Liabilities
Forward Foreign Currency Contracts	$—	$125	$—
Written Options	$—	$350	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate Debt Securities	Loans
Beginning Balance 4–1–14	$4,987	$9,950
Net realized gain (loss)	—	— *
Net change in unrealized appreciation (depreciation)	—	(1,083)
Purchases	—	12,577
Sales	—	(5,024)
Amortization/Accretion of premium/discount	—	12
Transfers into Level 3 during the period	—	1,013
Transfers out of Level 3 during the period	(4,987)	(4,925)
Ending Balance 3–31–15	$—	$12,520
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3–31–15	—	$(1,058)

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the period ended March 31, 2015, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 3–31–15	Valuation Technique(s)	Unobservable Input(s)
Assets
Loans	$12,520	Third-party valuation service	Broker quotes

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

OTC = Over the Counter

Market Sector Diversification
(as a % of net assets)
Financials	28.0%
Consumer Discretionary	14.5%
Industrials	12.7%
Consumer Staples	10.0%
Energy	6.9%
Materials	5.8%

Health Care	5.0%
Information Technology	3.6%
Utilities	3.5%
Other Government Securities	3.4%
Telecommunication Services	2.9%
State General Obligation Bonds	0.1%
Other+	3.6%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	91

MANAGEMENT DISCUSSION

Ivy High Income Fund	(UNAUDITED)

Chad A. Gunther

Below, Chad Gunther, portfolio manager of Ivy High Income Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Gunther was appointed portfolio manager of the Fund on July 9, 2014, and has 17 years of industry experience. The Fund was previously managed by William M. Nelson.

Fiscal Year Performance

For the 12 months ended March 31, 2015
Ivy High Income Fund (Class A shares at net asset value)	0.62%
Ivy High Income Fund (Class A shares with sales charge)	–5.13%
Benchmark(s) and/or Lipper Category
Bank of America Merrill Lynch High Yield Index	2.05%
(reflects the performance of securities generally representing the high-yield sector of the bond market)
Lipper High Yield Funds Universe Average	0.59%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable investment fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value.

The Fund underperformed its benchmark, but outperformed its Lipper category average for the fiscal year ending March 31, 2015.

Holdings in media and metals & mining, as well as being significantly underweight the energy sector, contributed positively to performance. Investments in financial services and being underweight the banking and utility sectors contributed to the Fund’s underperformance. The Fund’s holdings were overweight bank loans and lower-tier quality credit securities compared to its Lipper category average, which also affected performance. During the fiscal year, higher-quality debt instruments outperformed lower-quality debt instruments.

Market volatility

The high-yield sector saw a couple periods of profound volatility during the fiscal year. The first round came over the summer after Federal Reserve (Fed) Chair Janet Yellen warned in July that high-yield valuations “appeared to be stretched.” The comment supported some already existing anxiety in the market and, as a result, high-yield bond funds ended up recording a total of $7.9 billion in outflows in July and another $5.2 billion in outflows during August, according to Morningstar data.

Later in the fiscal year, declining oil prices sparked a second round of volatility as some investors became concerned about potential defaults by high-yield issuers in the energy sector — a sector that accounts for approximately 14% of the high-yield market, according to Barclays data. High-yield mutual funds saw significant outflows throughout December including more than $3 billion in outflows during the week ending December 17, 2014. During calendar 2014, high-yield outflows topped an estimated $20 billion, more than twice the previous record of $8.8 billion in outflows in 2005, according to J.P. Morgan data.

Investor sentiment about the high-yield sector turned more favorable during the Fund’s fiscal fourth quarter after the European Central Bank (ECB) announced its quantitative easing bond-buying program on January 2015. The program, which involves the ECB buying $65 billion (USD) of primarily sovereign debt per month, drove high-quality bond yields lower and fueled demand for higher yielding assets.

Credit selection focus

Questions about the interest rate outlook will likely continue to be an issue across the fixed income market.

Currently, the general expectation in the U.S. is that the Fed will implement the first increase of its benchmark interest rate since the credit crisis of 2007-08 sometime in 2015. Our current view is that the rate increase may not come until the second half of calendar 2015. We would not be surprised if there is only one Fed rate action in calendar 2015 and would expect the next potential move not to come for another six to nine months thereafter.

While interest rate forecasts may continue to introduce relatively brief periods of volatility, we believe that the Fed’s likely path with interest rate increases will be very manageable. We currently do not expect the Fed’s interest rate actions to present the high-yield market with a substantial headwind.

Beyond the issues related to Fed and ECB policy, it appears that geopolitical uncertainty will likely continue on a number of fronts. During the fiscal fourth quarter alone, we saw a lowering of global growth forecasts, declining oil prices, a bit of a disconnect between the market and the Fed about the likely path of policy, increasing pressures within the European Union, ongoing issues in Russia and the usual tensions in the Middle East. As we have seen in recent years, periods of global uncertainty may have a significant influence on the fixed income market.

Overall, it is our view that the current environment provides further support for the importance of good credit selection in a high-yield credit fund. The core tenet of our research process continues to be focusing on in-depth research of individual issuers with a goal of identifying what we view as favorable risk/reward opportunities.

92	ANNUAL REPORT	2015

Macroeconomic factors are a secondary consideration in our investment process. However, we believe it is important to understand there is occasionally a relationship between the two. For example, the Fund is currently overweight the retail sector, an area where we have found what we think are favorable opportunities due, in part, to the strength of the U.S. consumer versus what we are seeing in the rest of the world. Additionally, given the strength of the U.S. dollar, we are currently favoring U.S. companies focused primarily on serving the domestic market over some international credits that we believe may face foreign exchange risk.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. Investing in high-income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. In addition to the risks typically associated with fixed-income securities, loan particiations in which the fund may invest carry other risks including the risk of insolvency of the lending bank or other intermediary. Loan participations may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy High Income Fund

2015	ANNUAL REPORT	93

PORTFOLIO HIGHLIGHTS

Ivy High Income Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	0.4%
Warrants	0.0%
Bonds	94.5%
Corporate Debt Securities	66.8%
Loans	27.7%
Municipal Bonds	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.1%

Lipper Rankings

Category: Lipper High Yield Funds	Rank	Percentile
1 Year	369/621	60
3 Year	49/497	10
5 Year	10/415	3
10 Year	9/281	4

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	0.4%
A	0.4%
BBB	0.0%
Non-Investment Grade	94.1%
BB	12.6%
B	33.0%
CCC	45.2%
Non-rated	3.3%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	5.5%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

94	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy High Income Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-5.13%	-3.83%	-0.07%	-5.43%	0.88%	0.31%	—	0.64%
5-year period ended 3-31-15	8.15%	8.48%	8.70%	7.76%	9.74%	—	—	9.47%
10-year period ended 3-31-15	7.86%	7.71%	7.71%	—	—	—	—	8.59%
Since Inception of Class through 3-31-15(5)	—	—	—	7.31%	8.94%	5.69%	0.13%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	95

SCHEDULE OF INVESTMENTS

Ivy High Income Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares		Value
Consumer Discretionary

Casinos & Gaming – 0.0%
New Cotai Participation Corp., Class B (A)	—	*	$579

Housewares & Specialties – 0.0%
Provo Craft & Novelty, Inc. (A)(B)	3		—

Total Consumer Discretionary – 0.0%			579
Financials

Specialized Finance – 0.4%
Maritime Finance Co. Ltd. (A)(B)(C)	1,750		30,730

Total Financials – 0.4%			30,730

TOTAL COMMON STOCKS – 0.4%			$31,309
(Cost: $35,649)

WARRANTS
Agricultural Products – 0.0%
ASG Consolidated LLC (D)	13		387

Apparel Retail – 0.0%
St. John Knits International, Inc. (D)	48		595

TOTAL WARRANTS – 0.0%			$982
(Cost: $798)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Advertising – 0.9%
Acosta, Inc.,
7.750%, 10–1–22 (E)	$46,896		48,479
Lamar Media Corp.,
5.375%, 1–15–24	9,695		10,107
Outfront Media Capital LLC and Outfront Media Capital Corp.:
5.250%, 2–15–22	3,959		4,147
5.625%, 2–15–24	7,522		7,879
5.625%, 2–15–24 (E)	690		723

			71,335

Apparel Retail – 2.3%
Bon-Ton Stores, Inc. (The),
8.000%, 6–15–21	34,038		28,081
Chinos Intermediate Holdings A, Inc.,
7.750%, 5–1–19 (E)(F)	28,481		24,992
Gymboree Corp. (The),
9.125%, 12–1–18	37,725		17,731
Hot Topic, Inc.,
9.250%, 6–15–21 (E)	8,606		9,316

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Apparel Retail (Continued)
HT Intermediate Holdings Corp.,
12.000%, 5–15–19 (E)(F)		$5,848	$5,980
Neiman Marcus Group Ltd., Inc.,
8.000%, 10–15–21 (E)		43,692	46,313
Nine West Holdings, Inc.,
8.250%, 3–15–19 (E)		58,714	48,733

			181,146

Auto Parts & Equipment – 1.4%
IDQ Acquisition Corp.,
14.000%, 10–1–17 (E)(F)		29,483	29,486
IDQ Holdings, Inc.,
11.500%, 4–1–17 (E)		36,648	38,480
Midas Intermediate HoldCo II LLC & Midas Intermediate Finance, Inc.,
7.875%, 10–1–22 (E)		26,570	26,105
Schaeffler Finance B.V.,
4.250%, 5–15–21 (E)		14,900	14,826
Schaeffler Holding Finance B.V.,
6.875%, 8–15–18 (E)(F)(G)	EUR	1,025	1,152

			110,049

Automobile Manufacturers – 0.2%
Group 1 Automotive, Inc.,
5.000%, 6–1–22 (E)		$10,526	10,553
Navistar International Corp.,
8.250%, 11–1–21		9,520	9,258

			19,811

Automotive Retail – 0.5%
Sonic Automotive, Inc.,
5.000%, 5–15–23		43,081	42,650

Broadcasting – 2.2%
Clear Channel Communications, Inc.,
10.000%, 1–15-18		15,714	13,357
Clear Channel Outdoor Holdings, Inc.,
6.500%, 11–15–22		47,658	49,957
Clear Channel Worldwide Holdings, Inc., Series A,
7.625%, 3–15–20		3,032	3,138
Clear Channel Worldwide Holdings, Inc., Series B,
7.625%, 3–15–20		10,252	10,790
Cumulus Media, Inc.,
7.750%, 5–1–19		37,469	36,720

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Broadcasting (Continued)
iHeartCommunications, Inc. (GTD by iHeartMedia Capital I LLC),
10.625%, 3–15–23 (E)		$14,468	$14,468
WideOpenWest Finance LLC and WideOpenWest Capital Corp.:
10.250%, 7–15–19		23,324	25,073
13.375%, 10–15–19		20,998	22,468

			175,971

Cable & Satellite – 4.9%
Altice Financing S.A.,
6.625%, 2–15–23 (E)		6,992	7,202
Altice S.A.:
7.250%, 5–15–22 (E)(G)	EUR	3,821	4,281
7.750%, 5–15–22 (E)		$55,674	56,648
6.250%, 2–15–25 (E)(G)	EUR	3,496	3,758
7.625%, 2–15–25 (E)		$19,356	19,392
Cablevision Systems Corp.,
5.875%, 9–15–22		30,003	31,428
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.250%, 3–15–21		2,542	2,602
5.250%, 9–30–22		4,053	4,144
5.125%, 2–15–23		6,054	6,115
5.750%, 9–1–23		1,513	1,581
5.750%, 1–15–24		28,521	29,804
CCOH Safari LLC:
5.500%, 12–1–22		6,567	6,715
5.750%, 12–1–24		2,350	2,421
Columbus International, Inc.,
7.375%, 3–30–21 (E)		5,116	5,378
DISH DBS Corp.:
6.750%, 6–1–21		19,335	20,592
5.875%, 7–15–22		10,630	10,803
5.000%, 3–15–23		5,265	5,119
Sirius XM Radio, Inc.:
5.875%, 10–1–20 (E)		12,183	12,701
5.750%, 8–1–21 (E)		5,854	6,092
4.625%, 5–15–23 (E)		52,613	50,640
6.000%, 7–15–24 (E)		4,000	4,200
VTR Finance B.V.,
6.875%, 1–15–24 (E)		77,161	80,055
Wave Holdco LLC and Wave Holdco Corp.,
8.250%, 7–15–19 (E)(F)		7,579	7,759
WaveDivision Escrow LLC and WaveDivision Escrow Corp.,
8.125%, 9–1–20 (E)		11,032	11,928

			391,358

96	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy High Income Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Casinos & Gaming – 1.0%
Gateway Casinos & Entertainment Ltd.,
8.500%, 11–26–20 (E)(G)	CAD	18,556	$14,832
MCE Finance Ltd.,
5.000%, 2–15–21 (E)		$40,217	37,603
Wynn Macau Ltd.,
5.250%, 10–15–21 (E)		29,504	27,955

			80,390

Catalog Retail – 0.1%
Argos Merger Sub, Inc.,
7.125%, 3–15–23 (E)		4,184	4,336

Distributors – 1.0%
Pinnacle Operating Corp.,
9.000%, 11–15–20 (E)		78,221	79,003

Education Services – 2.1%
Laureate Education, Inc.,
10.000%, 9–1–19 (E)(H)		180,706	170,767

Leisure Facilities – 0.3%
Palace Entertainment Holdings LLC,
8.875%, 4–15–17 (E)		20,302	20,607

Movies & Entertainment – 0.9%
AMC Entertainment, Inc.,
5.875%, 2–15–22		10,732	11,135
Cinemark USA, Inc.:
5.125%, 12–15–22		7,087	7,193
4.875%, 6–1–23		29,237	29,091
WMG Acquisition Corp.:
5.625%, 4–15–22 (E)		3,800	3,814
6.750%, 4–15–22 (E)		25,615	24,270

			75,503

Specialized Consumer Services – 2.7%
AA Bond Co. Ltd.,
9.500%, 7–31–19 (E)(G)	GBP	11,070	18,186
B-Corp Merger Sub, Inc.,
8.250%, 6–1–19		$88,366	76,658
Carlson Travel Holdings,
7.500%, 8–15–19 (E)(F)		18,974	19,211
Carlson Wagonlit B.V.:
6.875%, 6–15–19 (E)		25,712	26,933
7.500%, 6–15–19 (E)(G)	EUR	12,963	14,775
Emdeon, Inc.,
11.000%, 12–31–19		$13,500	14,732

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Consumer Services (Continued)
Lansing Trade Group,
9.250%, 2–15–19 (E)	$11,949	$11,859
Nielsen Finance,
5.500%, 10–1–21 (E)	10,651	10,997
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4–15–22 (E)	26,539	26,705

		220,056

Specialty Stores – 2.6%
Academy Ltd. and Academy Finance Corp.,
9.250%, 8–1–19 (E)	8,162	8,652
Jo-Ann Stores Holdings, Inc.,
9.750%, 10–15–19 (E)(F)	101,532	98,486
Jo-Ann Stores, Inc.,
8.125%, 3–15–19 (E)	14,833	14,907
New Academy Finance Co. LLC,
8.000%, 6–15–18 (E)(F)	46,925	46,925
PC Nextco Holdings LLC and PC Nextco Finance, Inc.,
8.750%, 8–15–19 (F)	18,924	19,255
Spencer Spirit Holdings, Inc.,
9.000%, 5–1–18 (E)(F)	18,483	18,737

		206,962

Total Consumer Discretionary – 23.1%		1,849,944
Consumer Staples

Agricultural Products – 0.3%
American Seafoods Group LLC,
10.750%, 5–15–16 (E)	4,968	4,658
ASG Consolidated LLC,
15.000%, 5–15–17 (E)(F)	33,164	21,722

		26,380

Food Distributors – 0.8%
Simmons Foods, Inc.,
7.875%, 10–1–21 (E)	62,543	61,761

Packaged Foods & Meats – 1.1%
Bumble Bee Foods LLC,
9.625%, 3–15–18 (E)(F)	23,438	24,200
JBS USA LLC and JBS USA Finance, Inc.,
5.875%, 7–15–24 (E)	56,616	57,324
Post Holdings, Inc.,
7.375%, 2–15–22	5,532	5,725

		87,249

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Tobacco – 0.4%
Prestige Brands, Inc.,
5.375%, 12–15–21 (E)	$35,691	$36,182

Total Consumer Staples – 2.6%		211,572
Energy

Coal & Consumable Fuels – 0.6%
Foresight Energy LLC and Foresight Energy Finance Corp.,
7.875%, 8–15–21 (E)	46,559	46,443

Oil & Gas Drilling – 0.2%
KCA DEUTAG UK Finance plc,
7.250%, 5–15–21 (E)	20,636	16,302

Oil & Gas Equipment & Services – 0.5%
Brand Energy & Infrastructure Services,
8.500%, 12–1–21 (E)	42,371	39,723
Seventy Seven Energy, Inc.,
6.500%, 7–15–22	9,093	4,228

		43,951

Oil & Gas Exploration & Production – 0.8%
California Resources Corp.,
6.000%, 11–15–24 (E)	29,492	25,842
Chesapeake Energy Corp.:
3.503%, 4–15–19 (H)	6,614	6,366
4.875%, 4–15–22	9,286	8,706
Crownrock L.P.,
7.750%, 2–15–23 (E)	4,872	4,933
Parsley Energy LLC and Parsely Finance Corp.,
7.500%, 2–15–22 (E)	8,385	8,469
Rice Energy, Inc.,
7.250%, 5–1–23 (E)	7,594	7,594
Whiting Petroleum Corp.,
5.750%, 3–15–21	5,553	5,511

		67,421

Oil & Gas Refining & Marketing – 1.3%
Offshore Drilling Holding S.A.,
8.375%, 9–20–20 (E)(H)	52,576	42,113
Offshore Group Investment Ltd.:
7.500%, 11–1–19	42,700	24,339
7.125%, 4–1–23	18,084	10,150
Shelf Drilling Holdings Ltd.,
8.625%, 11–1–18 (E)	29,493	24,111

		100,713

Total Energy – 3.4%		274,830
Financials

Consumer Finance – 1.2%
Creditcorp,
12.000%, 7–15–18 (E)	40,520	36,063

2015	ANNUAL REPORT	97

SCHEDULE OF INVESTMENTS

Ivy High Income Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Consumer Finance (Continued)
Speedy Cash Intermediate Holdings Corp.,
10.750%, 5–15–18 (E)		$48,030	$46,709
Speedy Group Holdings Corp.,
12.000%, 11–15–17 (E)		14,715	13,611

			96,383

Diversified Capital Markets – 1.1%
JLL /Delta Dutch Newco B.V.,
7.500%, 2–1–22 (E)		15,644	16,270
Patriot Merger Corp.,
9.000%, 7–15–21 (E)		70,980	72,577

			88,847

Investment Banking & Brokerage – 0.3%
GFI Group, Inc.,
9.625%, 7–19–18 (H)		22,679	24,125

Other Diversified Financial Services – 4.5%
AA PIK Co. Ltd.,
9.500%, 11–7–19 (E)(F)(G)	GBP	22,500	34,144
AAF Holdings LLC and AAF Finance Co.,
12.000%, 7–1–19 (E)(F)		$23,465	22,057
Abengoa Finance SAU,
7.750%, 2–1–20 (E)		52,600	50,496
Balboa Merger Sub, Inc.,
11.375%, 12–1–21 (E)		97,192	98,407
Greektown Holdings LLC and Greektown Mothership Corp.,
8.875%, 3–15–19 (E)		30,635	32,320
New Cotai LLC and New Cotai Capital Corp.,
10.625%, 5–1–19 (E)(F)		72,097	71,718
TransUnion Holding Co., Inc.,
8.125%, 6–15–18 (F)		6,101	6,261
TransUnion LLC and TransUnion Financing Corp.,
9.625%, 6–15–18 (F)		42,495	42,920

			358,323

Property & Casualty Insurance – 1.6%
Hub International Ltd.,
7.875%, 10–1–21 (E)		28,549	29,263
Onex USI Acquisition Corp.,
7.750%, 1–15–21 (E)		94,127	96,480

			125,743

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate Development – 0.3%
Hub Holdings LLC and Hub Holdings Finance, Inc.,
8.125%, 7–15–19 (E)(F)	$24,164	$23,983

Real Estate Services – 0.4%
Stearns Holdings, Inc.,
9.375%, 8–15–20 (E)	28,640	28,210

Specialized Finance – 1.2%
Consolidated Communications Finance II Co.,
6.500%, 10–1–22 (E)	18,398	18,628
Flexi-Van Leasing, Inc.,
7.875%, 8–15–18 (E)	25,687	26,072
TMX Finance LLC and TitleMax Finance Corp.,
8.500%, 9–15–18 (E)	74,555	52,934

		97,634

Specialized REITs – 0.9%
Aircastle Ltd.:
5.125%, 3–15–21	9,597	10,029
5.500%, 2–15–22	15,473	16,459
CNL Lifestyles Properties, Inc.,
7.250%, 4–15–19	46,623	47,556

		74,044

Thrifts & Mortgage Finance – 0.4%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.750%, 6–15–21 (E)	35,860	34,157

Total Financials – 11.9%		951,449
Health Care

Health Care Equipment – 0.1%
Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC,
5.750%, 8–1–22 (E)	5,591	5,773

Health Care Facilities – 2.1%
Acadia Healthcare Co., Inc.,
5.625%, 2–15–23 (E)	2,767	2,815
AmSurg Corp.,
5.625%, 11–30–20	4,498	4,588
AmSurg Escrow Corp.,
5.625%, 7–15–22	7,939	8,118
Capsugel S.A.,
7.000%, 5–15–19 (E)(F)	17,583	17,869
ConvaTec Finance International S.A.,
8.250%, 1–15–19 (E)(F)	27,648	27,994
FWCT-2 Escrow Corp.,
6.875%, 2–1–22	6,234	6,631

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Facilities (Continued)
MPH Acquisition Holdings LLC,
6.625%, 4–1–22 (E)	$23,019	$23,853
Physio-Control International, Inc.,
9.875%, 1–15–19 (E)	10,936	11,619
Tenet Healthcare Corp.,
8.125%, 4–1–22	60,164	66,331

		169,818

Health Care Services – 1.1%
MedImpact Holdings, Inc.,
10.500%, 2–1–18 (E)	51,111	53,794
Truven Health Analytics, Inc.:
10.625%, 6–1–20	23,101	24,256
10.625%, 6–1–20 (E)	5,948	6,246

		84,296

Health Care Supplies – 0.7%
Ortho-Clinical Diagnostics,
6.625%, 5–15–22 (E)	60,178	53,408

Pharmaceuticals – 0.6%
Salix Pharmaceuticals Ltd.,
6.500%, 1–15–21 (E)(H)	14,744	16,347
VRX Escrow Corp.:
5.375%, 3–15–20 (E)	13,875	14,014
5.875%, 5–15–23 (E)	13,875	14,222
6.125%, 4–15–25 (E)	6,937	7,188

		51,771

Total Health Care – 4.6%		365,066
Industrials

Aerospace & Defense – 2.6%
Silver II Borrower SCA and Silver II U.S. Holdings,
7.750%, 12–15–20 (E)	76,607	68,372
TransDigm Group, Inc.:
5.500%, 10–15–20	8,899	8,788
7.500%, 7–15–21	22,192	23,856
TransDigm, Inc.:
6.000%, 7–15–22	48,957	48,896
6.500%, 7–15–24	54,313	54,584

		204,496

Air Freight & Logistics – 0.3%
TRAC Intermodal LLC and TRAC Intermodal Corp.,
11.000%, 8–15–19	22,190	24,298

Building Products – 1.6%
CPG Merger Sub LLC,
8.000%, 10–1–21 (E)	24,560	24,928
Ply Gem Industries, Inc.,
6.500%, 2–1–22	56,389	54,575
Roofing Supply Group LLC and Roofing Supply Finance, Inc.,
10.000%, 6–1–20 (E)	42,909	41,944

98	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy High Income Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Building Products (Continued)
USG Corp.,
5.500%, 3–1–25 (E)	$6,976	$7,116

		128,563

Diversified Support Services – 0.8%
Algeco Scotsman Global Finance plc:
8.500%, 10–15–18 (E)	16,656	16,510
10.750%, 10–15–19 (E)	25,060	20,549
Nexeo Solutions LLC,
8.375%, 3–1–18	26,024	23,227

		60,286

Environmental & Facilities Services – 0.3%
GFL Environmental, Inc.,
7.875%, 4–1–20 (E)	27,779	28,057

Railroads – 0.6%
Florida East Coast Holdings Corp. and Florida East Coast Industries LLC:
6.750%, 5–1–19 (E)	36,639	36,914
9.750%, 5–1–20 (E)	15,221	14,802

		51,716

Trading Companies & Distributors – 0.2%
HD Supply, Inc.,
11.500%, 7–15–20	13,274	15,431

Total Industrials – 6.4%		512,847
Information Technology

Application Software – 0.5%
Epicor Software Corp.,
8.625%, 5–1–19	18,240	19,061
Infor Software Parent LLC and Infor Software Parent, Inc.,
7.125%, 5–1–21 (E)(F)	25,196	24,952

		44,013

Communications Equipment – 0.9%
Eagle Midco, Inc.,
9.000%, 6–15–18 (E)(F)	67,990	69,265

Data Processing & Outsourced Services – 0.9%
Alliance Data Systems Corp.:
6.375%, 4–1–20 (E)	29,388	30,416
5.375%, 8–1–22 (E)	40,381	40,280

		70,696

Electronic Manufacturing Services – 0.2%
KEMET Corp.,
10.500%, 5–1–18	19,418	19,855

Internet Software & Services – 0.2%
J2 Global, Inc.,
8.000%, 8–1–20	11,127	12,017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
IT Consulting & Other Services – 0.7%
NCR Escrow Corp.:
5.875%, 12–15–21	$24,601	$25,647
6.375%, 12–15–23	25,049	26,677

		52,324

Semiconductors – 0.4%
Micron Technology, Inc.:
5.875%, 2–15–22	29,790	31,444
5.500%, 2–1–25 (E)	1,943	1,957

		33,401

Technology Distributors – 0.8%
Sophia L.P. and Sophia Finance, Inc.:
9.625%, 12–1–18 (E)(F)	41,417	41,831
9.750%, 1–15–19 (E)	22,877	24,536

		66,367

Total Information Technology – 4.6%		367,938
Materials

Aluminum – 1.6%
Constellium N.V.:
8.000%, 1–15–23 (E)	34,437	36,073
5.750%, 5–15–24 (E)	18,523	17,504
Wise Metals Group LLC,
8.750%, 12–15–18 (E)	25,439	27,029
Wise Metals Intermediate Holdings,
9.750%, 6–15–19 (E)(F)	44,476	48,090

		128,696

Construction Materials – 0.7%
Hillman Group, Inc. (The),
6.375%, 7–15–22 (E)	53,058	53,058

Diversified Metals & Mining – 1.2%
Artsonig Pty Ltd.,
11.500%, 4–1–19 (E)(F)	39,118	32,468
Compass Minerals International, Inc.,
4.875%, 7–15–24 (E)	4,378	4,389
Crystal Merger Sub, Inc.,
7.625%, 10–15–21 (E)	7,359	7,359
FMG Resources Pty Ltd.:
6.875%, 2–1–18 (E)	1,543	1,512
8.250%, 11–1–19 (E)	17,042	14,401
6.875%, 4–1–22 (E)	21,384	15,797
Lundin Mining Corp.:
7.500%, 11–1–20 (E)	11,178	11,681
7.875%, 11–1–22 (E)	12,230	12,750

		100,357

Metal & Glass Containers – 1.9%
Ardagh Finance Holdings,
8.625%, 6–15–19 (E)(F)	28,404	29,594
Ardagh Packaging Finance plc and Ardagh Holdings USA, Inc.,
6.000%, 6–30–21 (E)	11,126	10,931

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Metal & Glass Containers (Continued)
BlueScope Steel (Finance) Ltd. and BlueScope Steel Finance (USA) LLC,
7.125%, 5–1–18 (E)	$30,837	$31,916
Consolidated Container Co. LLC and Consolidated Container Capital, Inc.,
10.125%, 7–15–20 (E)	52,886	46,011
Signode Industrial Group,
6.375%, 5–1–22 (E)	31,826	31,627

		150,079

Paper Packaging – 0.4%
Beverage Packaging Holdings II Issuer, Inc. and Beverage Packaging Holdings (Luxembourg) II S.A.,
6.000%, 6–15–17 (E)	19,988	20,138
Exopack Holdings S.A.,
7.875%, 11–1–19 (E)	9,310	9,519

		29,657

Precious Metals & Minerals – 0.3%
Prince Mineral Holding Corp.,
11.500% 12–15–19 (E)(H)	28,421	27,497

Total Materials – 6.1%		489,344
Telecommunication Services

Alternative Carriers – 0.5%
Level 3 Communications, Inc.,
5.750%, 12–1–22	12,412	12,710
Level 3 Escrow II, Inc.,
5.375%, 8–15–22	30,910	31,808

		44,518

Integrated Telecommunication Services – 1.6%
BCP (Singapore) VI Cayman Financing Co. Ltd.,
8.000%, 4–15–21 (E)	9,502	9,336
CenturyLink, Inc.,
5.625%, 4–1–20	12,409	13,029
Frontier Communications Corp.:
6.250%, 9–15–21	15,908	15,987
7.125%, 1–15–23	8,443	8,633
6.875%, 1–15–25	9,727	9,630
GCI, Inc.,
6.875%, 4–15–25 (E)	27,591	27,798
Sprint Corp.:
7.250%, 9–15–21	39,534	39,732
7.875%, 9–15–23	1,112	1,134

		125,279

2015	ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS

Ivy High Income Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Wireless Telecommunication Service – 1.7%
Digicel Group Ltd.,
8.250%, 9–30–20 (E)	$35,962	$36,016
Telecom Italia S.p.A.,
5.303%, 5–30–24 (E)	13,821	14,478
T-Mobile USA, Inc.:
6.464%, 4–28–19	9,198	9,485
6.542%, 4–28–20	14,724	15,497
6.633%, 4–28–21	24,320	25,475
6.125%, 1–15–22	2,464	2,541
6.731%, 4–28–22	7,891	8,305
6.000%, 3–1–23	13,041	13,363
6.500%, 1–15–24	1,411	1,475
6.375%, 3–1–25	6,045	6,238

		132,873

Total Telecommunication Services – 3.8%		302,670
Utilities

Renewable Electricity – 0.3%
Abengoa Yield plc,
7.000%, 11–15–19 (E)	23,050	23,742

Total Utilities – 0.3%		23,742

TOTAL CORPORATE DEBT SECURITIES – 66.8%		$5,349,402
(Cost: $5,479,387)

MUNICIPAL BONDS
New York – 0.0%
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009,
11.000%, 3–1–29 (E)	1,875	2,679

TOTAL MUNICIPAL BONDS – 0.0%		$2,679
(Cost: $1,875)

LOANS (H)
Consumer Discretionary

Advertising – 0.2%
Advantage Sales & Marketing, Inc.,
7.500%, 7–25–22	18,474	18,470

Apparel Retail – 2.2%
Gymboree Corp. (The),
5.000%, 2–23–18	7,880	5,981
Hoffmaster Group, Inc.,
10.000%, 5–9–21	30,368	29,951
Nine West Holdings, Inc.,
6.250%, 1–8–20	47,279	39,557
Talbots, Inc. (The):
4.750%, 3–17–20	9,546	9,332
8.250%, 3–17–21	23,642	22,637

LOANS (H) (Continued)	Principal		Value
Apparel Retail (Continued)
True Religion Apparel, Inc.:
5.875%, 7–30–19		$76,940	$68,732

			176,190

Auto Parts & Equipment – 0.3%
Direct ChassisLink, Inc.,
8.250%, 11–7–19		23,580	22,802

Casinos & Gaming – 0.3%
Centaur Acquisition LLC,
8.750%, 2–20–20		9,821	9,895
Gateway Casinos & Entertainment Ltd.:
5.348%, 11–26–19 (G)	CAD	14,794	11,607
6.016%, 11–26–19 (G)		38	29

			21,531

General Merchandise Stores – 1.4%
BJ’s Wholesale Club, Inc.,
8.500%, 3–31–20		$44,836	44,462
Orchard Acquisition Co. LLC,
7.000%, 2–8–19		65,311	63,352

			107,814

Housewares & Specialties – 0.5%
KIK Custom Products, Inc.:
5.500%, 4–29–19		10,994	10,980
9.500%, 10–29–19		31,814	31,799
Provo Craft & Novelty, Inc.,
15.000%, 3–2–16 (F)		8,354	—	*

			42,779

Movies & Entertainment – 0.9%
Formula One Holdings Ltd. and Delta Two S.a.r.l.,
7.750%, 7–29–22		70,598	70,127
Yonkers Racing Corp.,
8.750%, 8–20–20		3,500	3,150

			73,277

Restaurants – 0.4%
TGI Friday’s, Inc.:
5.250%, 7–15–20		2,481	2,478
9.250%, 7–15–21		26,957	26,991

			29,469

Specialized Consumer Services – 0.1%
Wand Intermediate I L.P.,
8.250%, 9–17–22		11,035	11,035

Total Consumer Discretionary – 6.3%			503,367

LOANS (H) (Continued)	Principal	Value
Consumer Staples

Food Distributors – 0.3%
Performance Food Group, Inc.,
6.250%, 11–14–19	$25,659	$25,680

Food Retail – 0.5%
Focus Brands, Inc.,
10.250%, 8–21–18	36,399	36,399

Hypermarkets & Super Centers – 0.3%
GOBP Holdings, Inc.,
9.250%, 10–21–22	20,658	20,296

Packaged Foods & Meats – 0.2%
Shearer’s Foods LLC,
7.750%, 6–30–22	18,980	18,719

Total Consumer Staples – 1.3%		101,094
Energy

Coal & Consumable Fuels – 0.3%
Westmoreland Coal Co.,
7.500%, 12–16–20	26,317	26,251

Oil & Gas Drilling – 0.4%
KCA Deutag Alpha Ltd.,
6.250%, 5–16–20	33,898	28,361

Oil & Gas Equipment & Services – 0.2%
Regent Purchaser Investment, Inc.,
6.000%, 8–14–21	25,794	19,330

Oil & Gas Exploration & Production – 0.3%
Callon Petroleum Co.:
0.000%, 10–8–21 (I)	10,878	10,565
8.500%, 10–8–21	6,809	6,613
Sabine Oil & Gas LLC,
8.750%, 12–31–18	13,548	6,626

		23,804

Oil & Gas Refining & Marketing – 0.9%
Fieldwood Energy LLC,
8.375%, 9–30–20	47,796	34,858
Shelf Drilling Midco Ltd.,
10.000%, 10–8–18 (F)	60,366	40,747

		75,605

Oil & Gas Storage & Transportation – 0.9%
Bowie Resources Holdings LLC:
6.750%, 8–12–20	43,239	42,212
11.750%, 2–16–21	26,759	25,688

		67,900

Total Energy – 3.0%		241,251
Financials

Consumer Finance – 0.2%
TransFirst, Inc.,
9.000%, 11–12–22	14,395	14,413

100	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy High Income Fund (in thousands)	MARCH 31, 2015

LOANS (H) (Continued)	Principal	Value
Other Diversified Financial Services – 0.6%
WP Mustang Holdings LLC:
5.500%, 5–29–21	$21,860	$21,914
8.500%, 5–29–22	29,925	29,121

		51,035

Total Financials – 0.8%		65,448
Health Care

Health Care Facilities – 0.5%
Surgery Center Holdings, Inc.:
5.250%, 11–3–20	2,461	2,465
8.500%, 11–3–21	37,505	36,974

		39,439

Health Care Services – 0.4%
Accellent, Inc.,
7.500%, 3–12–22	19,176	18,169
Ikaria, Inc.,
8.750%, 2–12–22	13,557	13,710

		31,879

Health Care Supplies – 0.4%
Sage Products Holdings III LLC,
9.250%, 6–13–20	30,549	30,816

Health Care Technology – 0.3%
Vitera Healthcare Solutions LLC:
6.000%, 11–4–20	14,190	14,190
9.250%, 11–4–21	11,652	11,361

		25,551

Life Sciences Tools & Services – 0.4%
Atrium Innovations, Inc.,
7.750%, 8–10–21	40,260	37,039

Total Health Care – 2.0%		164,724
Industrials

Air Freight & Logistics – 0.3%
DAE Aviation Holdings, Inc.,
7.750%, 8–5–19	23,832	23,862

Building Products – 1.1%
GYP Holdings III Corp.:
4.750%, 4–1–21	13,466	13,104
7.750%, 4–1–22	50,245	49,240
Hampton Rubber Co. & SEI Holding Corp.,
9.000%, 3–27–22	35,500	28,400

		90,744

Construction & Engineering – 0.3%
Tensar International Corp.:
5.750%, 7–10–21	11,374	10,464
9.500%, 7–10–22	15,197	11,803

		22,267

LOANS (H) (Continued)	Principal	Value
Diversified Support Services – 0.3%
Sprint Industrial Holdings LLC:
7.000%, 5–14–19	$20,481	$19,150
11.250%, 5–14–19	8,465	7,957

		27,107

Environmental & Facilities Services – 0.1%
Brickman Group Ltd. (The),
7.500%, 12–18–21	7,789	7,799

Industrial Conglomerates – 0.1%
Crosby Worldwide Ltd.,
7.000%, 11–22–21	12,913	11,364

Industrial Machinery – 1.4%
Capital Safety North America Holdings, Inc.,
6.500%, 3–28–22	41,674	40,771
Dynacast International LLC,
9.500%, 1–30–23	48,836	49,324
NN, Inc.,
6.000%, 8–29–21	8,988	8,988
United Central Industrial Supply Co. LLC,
7.500%, 10–9–18	16,543	14,392

		113,475

Research & Consulting Services – 0.6%
Larchmont Resources LLC,
8.250%, 8–7–19	49,136	44,059

Total Industrials – 4.2%		340,677
Information Technology

Application Software – 4.2%
Applied Systems, Inc.,
7.500%, 1–23–22	34,872	34,752
Aptean Holdings, Inc.:
5.250%, 2–27–20	23,382	22,856
8.500%, 2–27–21	15,746	15,103
Misys plc and Magic Newco LLC,
12.000%, 6–12–19	208,077	226,284
TIBCO Software, Inc.,
6.500%, 12–4–20	35,785	35,751

		334,746

Data Processing & Outsourced Services – 0.1%
Sedgwick Claims Management Services, Inc.,
6.750%, 2–28–22	8,270	8,042

Internet Software & Services – 1.1%
TravelCLICK, Inc. & TCH-2 Holdings LLC:
5.500%, 5–12–21	38,945	38,848
8.750%, 11–12–21	39,154	38,175

LOANS (H) (Continued)	Principal	Value
Internet Software & Services (Continued)
W3 Co.,
9.250%, 9–1–20	$11,387	$10,362

		87,385

IT Consulting & Other Services – 1.3%
Active Network, Inc. (The):
5.500%, 11–15–20	20,309	20,216
9.500%, 11–15–21	42,964	41,031
Triple Point Group Holdings, Inc.:
5.250%, 7–13–20	28,188	25,439
9.250%, 7–13–21	24,243	20,728

		107,414

Total Information Technology – 6.7%		537,587
Materials

Construction Materials – 1.0%
Quickrete Holdings, Inc.,
7.000%, 3–30–21	7,006	7,042
U.S. LBM Holdings LLC:
8.000%, 5–2–20	74,382	73,080

		80,122

Diversified Metals & Mining – 0.3%
EP Minerals LLC:
5.500%, 8–20–20	12,564	12,564
8.500%, 8–20–21	12,375	12,313

		24,877

Metal & Glass Containers – 0.1%
Consolidated Container Co. LLC,
7.750%, 1–3–20	11,387	10,533

Paper Packaging – 0.7%
FPC Holdings, Inc.,
9.250%, 5–27–20	32,147	30,379
Ranpak (Rack Merger),
8.250%, 10–1–22	22,983	22,944

		53,323

Specialty Chemicals – 0.8%
Chemstralia Ltd.,
7.250%, 2–26–22	43,466	42,597
Chromaflo Technologies Corp.,
8.250%, 6–2–20	21,318	20,892

		63,489

Total Materials – 2.9%		232,344
Telecommunication Services

Alternative Carriers – 0.2%
Cable & Wireless Communications,
6.500%, 12–31–16	14,338	14,374

Total Telecommunication Services – 0.2%		14,374

2015	ANNUAL REPORT	101

SCHEDULE OF INVESTMENTS

Ivy High Income Fund (in thousands)	MARCH 31, 2015

LOANS (H) (Continued)	Principal	Value
Utilities

Independent Power Producers & Energy Traders – 0.3%
Alinta Energy Finance PTY Ltd.:
0.000%, 8–13–19 (I)	$996	$995
6.375%, 8–13–19	20,520	20,494

		21,489

Total Utilities – 0.3%		21,489

TOTAL LOANS – 27.7%		$2,222,355
(Cost: $2,316,017)

SHORT-TERM SECURITIES
Commercial Paper (J) – 2.4%
Baxter International, Inc.,
0.630%, 4–13–15	25,000	24,994
Becton Dickinson & Co.:
0.430%, 4–2–15	1,408	1,408
0.440%, 4–7–15	10,000	9,999

SHORT-TERM SECURITIES	Principal	Value
Bemis Co., Inc.:
0.520%, 4–17–15	$7,000	$6,998
0.510%, 4–20–15	11,000	10,997
Clorox Co. (The),
0.420%, 4–13–15	5,000	4,999
CVS Caremark Corp.,
0.450%, 4–10–15	3,000	3,000
Diageo Capital plc (GTD by Diageo plc):
0.470%, 4–6–15	10,000	9,999
0.620%, 4–10–15	25,000	24,996
Ecolab, Inc.:
0.480%, 4–9–15	7,000	6,999
0.540%, 4–22–15	5,000	4,998
General Mills, Inc.:
0.470%, 4–7–15	11,000	10,999
0.450%, 4–13–15	5,000	4,999
0.550%, 4–23–15	14,100	14,095
J.M. Smucker Co. (The),
0.280%, 4–1–15	1,794	1,794
Mondelez International, Inc.:
0.400%, 4–2–15	3,000	3,000
0.470%, 4–9–15	10,000	9,999
NBCUniversal Enterprise, Inc.,
0.500%, 4–9–15	10,000	9,999

SHORT-TERM SECURITIES	Principal	Value
PacifiCorp,
0.550%, 4–2–15	$10,000	$10,000
Sherwin-Williams Co. (The),
0.300%, 4–27–15	10,000	9,998
Walgreens Boots Alliance, Inc.,
0.500%, 4–10–15	8,380	8,379

		192,649

TOTAL SHORT-TERM SECURITIES – 2.4%		$192,649
(Cost: $192,652)

TOTAL INVESTMENT SECURITIES – 97.3%		$7,799,376
(Cost: $8,026,378)

CASH AND OTHER ASSETS, NET OF LIABILITIES (K) – 2.7%		215,608

NET ASSETS – 100.0%		$8,014,984

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted securities. At March 31, 2015, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Maritime Finance Co. Ltd.	9–19–13	1,750	$35,000	$30,730
Provo Craft & Novelty, Inc.	9–15–11	3	1	—

			$35,001	$30,730

The total value of these securities represented 0.4% of net assets at March 31, 2015.

(C)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(D)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(E)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015 the total value of these securities amounted to $3,865,640 or 48.2% of net assets.

(F)	Payment-in-kind bonds.

(G)	Principal amounts are denominated in the indicated foreign currency, where applicable (CAD - Canadian Dollar, EUR - Euro and GBP - British Pound).

(H)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015.

(I)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(J)	Rate shown is the yield to maturity at March 31, 2015.

(K)	Cash of $2,660 is held in collateralized accounts for OTC derivatives collateral as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

102	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy High Income Fund (in thousands) MARCH 31, 2015

The following forward foreign currency contracts were outstanding at March 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	35,073	U.S. Dollar	52,861	4–13–15	Morgan Stanley International	$838	$—
Canadian Dollar	33,036	U.S. Dollar	26,154	4–13–15	Morgan Stanley International	74	—
Euro	22,017	U.S. Dollar	23,699	4–13–15	Morgan Stanley International	21	—

						$933	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$—	$—	$579
Financials	—	—	30,730
Total Common Stocks	$—	$—	$31,309
Warrants	—	387	595
Corporate Debt Securities	—	5,349,402	—
Municipal Bonds	—	2,679	—
Loans	—	1,749,713	472,642
Short-Term Securities	—	192,649	—
Total	$—	$7,294,830	$504,546
Forward Foreign Currency Contracts	$—	$933	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Warrants	Corporate Debt Securities	Loans
Beginning Balance 4-1-14	$36,986	$2,207	$162,118	$842,657
Net realized gain (loss)	—	—	—	504
Net change in unrealized appreciation (depreciation)	(5,677)	—	—	(24,928)
Purchases	—	—	—	262,982
Sales	—	—	—	(309,344)
Amortization/Accretion of premium/discount	—	—	—	786
Transfers into Level 3 during the period	—	—	—	160,355
Transfers out of Level 3 during the period	—	(1,612)	(162,118)	(460,370)
Ending Balance 3-31-15	$31,309	$595	$—	$472,642
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-15	$(5,677)	$—	$—	$(15,695)

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the period ended March 31, 2015, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 3-31-15	Valuation Technique(s)	Unobservable Input(s)
Assets
Common Stocks	$579	Broker	Broker quotes
	30,730	Third-party vendor pricing service	Broker quotes
Warrants	595	Broker	Broker quotes
Loans	472,642	Third-party vendor pricing service	Broker quotes

The following acronyms are used throughout this schedule:

GTD = Guaranteed

REIT = Real Estate Investment Trust

2015	ANNUAL REPORT	103

MANAGEMENT DISCUSSION

Ivy International Core Equity Fund	(UNAUDITED)

John C. Maxwell

Below, John C. Maxwell, CFA, portfolio manager of Ivy International Core Equity Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Maxwell has managed the Fund since February 2006 and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy International Core Equity Fund (Class A shares at net asset value)	4.98%
Ivy International Core Equity Fund (Class A shares including sales load)	–1.05%
Benchmark(s) and/or Lipper Category
MSCI EAFE Index	–0.92%
(generally reflects the performance of securities in Europe, Australasia and the Far East)
Lipper International Large-Cap Core Funds Universe Average	–0.28%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

International markets posted negative gains

This was a challenging year for international markets. While the Fund posted a solid single digit return, the benchmark was slightly down. The bulk of the Fund’s outperformance was driven by strong stock selection, but currency affects and sector allocation also aided performance. As we said last year, we continued to be less reactive to gyrations in economic data and focused our stock selection on what we considered well-positioned, undervalued or reasonably priced companies with solid growth opportunities.

From a geographic standpoint, country allocations benefitted performance, though Japan was a negative outlier. Our emerging-market allocation, which represented about 12% of the portfolio and neared our internal allocation constraint of 15%, benefitted performance after three years of detraction. While we slightly reduced our emerging-markets weighting in the summer, we still think emerging-market equities represent one of the few undervalued asset classes in the world. Our allocation to Europe, which represents approximately two-thirds of the benchmark, posted strong gains driven by favorable stock selection. U.K.-based Shire plc was the top contributor to performance for the year and received a takeover bid.

Strong stock selection and appropriate sector weightings in health care, financials and information technology were the largest contributors to overall performance. On the other hand, poor stock selection in telecommunications was the top detractor to performance.

More conflict, continued easy money, the strong U.S. dollar and weak commodities

The rise of ISIS in and around Syria and Russia’s war with the Ukraine damaged the geopolitical backdrop over the course of the year. The conflict in Russia hurt European confidence — particularly in the second half of 2014. If the conflicts expand or intensify, equity markets could suffer.

On the central banking front, easy money continues with record low rates in virtually the entire developed world. The U.S. tapered its quantitative easing (QE3) program throughout the year and ended the aggressive policy in the fall. Japan, Europe and China employed easier monetary policies through the year with the European Central Bank (ECB) unveiling details of a one trillion-euro bond purchases program to begin in March. The U.K., once expected to raise rates by year-end 2014, seems on hold indefinitely. Expectations for the U.S. to raise rates appear to be slipping from summer to fall.

The U.S. economy performed well over the first nine months of the fiscal year — poor weather is thought to have resulted in down economic data during the first quarter of 2015. Good economic data, coupled with the end of QE3 as well as the anticipation of rate hikes, led to strong appreciation of the U.S. dollar. U.S. dollar strength and weaker growth in China led to a drastic decline in commodity prices. For example, Brent Crude Oil spent the first half of the year trading at more than $100/barrel, yet closed the year in the $50s — an amazing drop. So far, we perceive the huge and rapid decline in the price of oil as a benefit to consumers globally rather than an asset bubble that has broken — leading to global contagion. We believe cheap energy costs are one of the few good things to happen to the developed-market, middle and lower class since the financial crisis.

Multiple elections over the course of the year directly affected the markets. U.S. midterms, as well as the Abe snap election in Japan, were generally viewed as supportive. In Brazil, the populist incumbent won, hurting that equity market. The year ended with Greece unable to form a government, with a fringe anti-European party winning the January election.

Actions in the Fund during the year

We spent the first half of the year managing the Fund in a manner consistent with 2013. We implemented an approximate 5% overweight position to defensive sectors at the expense of cyclicals. In addition, we maintained our investment approach of not reacting to swings in economic data — generally with the mindset of slow global growth a best-case scenario in the current market environment.

In the third calendar quarter, we shifted the allocation to an approximate equal weighting between defensive and cyclical sectors and, today we plan to tilt the Fund towards cyclicals. Compelling valuation, lower energy costs, devalued currencies and extremely cheap money available to large corporates have us expecting accelerating economic data in the near term. Through the year, our industrials and materials allocation increased at the expense of telecommunications and energy.

104	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy International Core Equity Fund	(UNAUDITED)

From a geographic standpoint, we made a number of moves starting in September 2014. First, we cut our weighting in Brazil after a strong run on optimism regarding its fall election. Second, we significantly increased our weighting to European multinationals. They underperformed their U.S. counterparts despite a greater than 10% fall in the European currency. In addition to reducing our emerging-markets weighting, we sold shares in Japan, which stands as a significant underweight relative to the benchmark.

As we exit March, the strong U.S. dollar accompanied by a collapse in oil prices could have important implications. On one hand, this scenario could mean the attempt to drive inflation has failed and oil/commodities are the first reflated assets to collapse. We are not positioned for this as we think the collapse in commodities will lower costs and free up money to drive economic growth.

Additionally, with weakening currencies around the world, we have hedged the Chinese yuan, which is pegged to the U.S. dollar. Due to this relationship, we feel China’s trade competitors are attractively positioned due to their currency devaluation relative to the U.S. dollar. If the scenario unfolds where the Chinese yuan is re-set lower relative to the U.S. dollar, the results could adversely affect valuations of our holdings with large exposure to China. In an effort to protect ourselves from this scenario, we have implemented an approximate 10% hedge to the Chinese yuan – this hedge is designed to mitigate the negative impact of a government managed devaluation.

It seems the Fund’s growth orientation peaked around mid-calendar-year 2014 and we are moving the Fund slightly in the direction of value. We expect to keep the Fund balanced between defensive and cyclicals, though likely to slightly increase our cyclical allocation relative to the benchmark as we move through 2015. We will continue to look for good companies whose prospects we believe are underappreciated, and with increasing cyclical exposure, we plan to add some operating and financial leverage. Through the past fiscal year, our key themes did not change. We continue to seek exposure to:

•	Disproportionate growth of emerging-market consumers, particularly in the Asia-Pacific region

•	Strong growth in infrastructure

•	Strong and believable dividend yields

•	Stocks that we think will benefit from increased mergers and acquisition activity.

Outlook

We believe global economic growth is fragile but the outlook for developed international markets has improved in the short term. Global monetary policy remains at the extremes of easy. We think improvement in economic growth, should it occur, could eventually lead to tighter monetary policy. That said, the longer oil prices remain low, the more likely we think that low prices will stimulate global economic activity. In our opinion, the slower economic growth experienced since 2008 is likely as good as we can expect in the medium- to long-term, with greater downside than upside risks.

We think relative valuation remains supportive for international equities, while absolute valuations are not attractive. Equities are trading at valuation levels above their historic averages (over the last 25 years), while bonds are trading at a historic premium to long-term averages.

Long term, we believe emerging-market countries will try to improve their populations’ standard of living. To accomplish this feat, we think the countries will require solid real economic growth, which we do not believe currently is being achieved. There are increasing signs of stress in these developing countries, though their growth seems to remain ahead of their developed market counterparts. In the end, we believe maintaining our exposure to developing markets makes sense. In our view, emerging-market valuations are the most attractive in our investing universe.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy International Core Equity Fund.

2015	ANNUAL REPORT	105

PORTFOLIO HIGHLIGHTS

Ivy International Core Equity Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	97.4%
Financials	18.4%
Health Care	15.4%
Consumer Discretionary	14.4%
Industrials	13.6%
Materials	9.6%
Information Technology	8.7%
Consumer Staples	8.4%
Energy	4.0%
Telecommunication Services	3.5%
Utilities	1.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.6%

Lipper Rankings

Category: Lipper International Large-Cap Core Funds	Rank	Percentile
1 Year	16/119	14
3 Year	10/96	11
5 Year	4/78	6
10 Year	2/65	4

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Europe	62.0%
United Kingdom	21.1%
Germany	10.8%
France	9.8%
Spain	5.1%
Sweden	4.9%
Switzerland	4.1%
Other Europe	6.2%
Pacific Basin	26.1%
Japan	14.1%
China	5.6%
Australia	4.2%
Other Pacific Basin	2.2%
North America	4.7%
United States	3.9%
Other North America	0.8%
Other	3.0%
South America	1.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.6%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Teva Pharmaceutical Industries Ltd. ADR	Israel	Health Care	Pharmaceuticals
Fresenius SE & Co. KGaA	Germany	Health Care	Health Care Services
Volkswagen AG	Germany	Consumer Discretionary	Automobile Manufacturers
Svenska Cellulosa Aktiebolaget SCA (publ), Class B	Sweden	Materials	Paper Products
WPP Group plc	United Kingdom	Consumer Discretionary	Advertising
Softbank Corp.	Japan	Telecommunication Services	Wireless Telecommunication Service
Mitsubishi Heavy Industries Ltd.	Japan	Industrials	Industrial Machinery
GlaxoSmithKline plc	United Kingdom	Health Care	Pharmaceuticals
Tokio Marine Holdings, Inc.	Japan	Financials	Property & Casualty Insurance
Bouygues S.A.	France	Industrials	Construction & Engineering

See your advisor or www.ivyfunds.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

106	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy International Core Equity Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-1.05%	0.31%	4.25%	-1.22%	5.32%	4.70%	—	5.04%
5-year period ended 3-31-15	6.52%	6.71%	7.10%	6.46%	8.22%	—	—	7.94%
10-year period ended 3-31-15	7.78%	7.67%	7.69%	—	—	—	—	8.58%
Since Inception of Class through 3-31-15(5)	—	—	—	3.49%	4.84%	12.83%	0.48%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	107

SCHEDULE OF INVESTMENTS

Ivy International Core Equity Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Australia

Consumer Staples – 1.1%
Coca-Cola Amatil Ltd.	4,655	$38,221

Financials – 1.3%
Macquarie Group Ltd.	747	43,593

Health Care – 0.5%
Cochlear Ltd.	256	17,637

Materials – 1.3%
Amcor Ltd.	4,342	46,436

Total Australia – 4.2%		$145,887
Brazil

Consumer Staples – 1.1%
Hypermarcas S.A. (A)	6,246	38,574

Telecommunication Services – 0.5%
TIM Participacoes S.A.	4,900	16,320

Total Brazil – 1.6%		$54,894
Canada

Consumer Discretionary – 0.8%
Magna International, Inc.	496	26,531

Total Canada – 0.8%		$26,531
China

Consumer Discretionary – 1.2%
JD.com, Inc. ADR (A)(B)	1,374	40,367

Consumer Staples – 1.4%
Kweichow Moutai Co. Ltd., Class A	1,586	50,129

Financials – 1.7%
China Construction Bank Corp.	65,370	54,302
Haitong Securities Co. Ltd., H Shares (A)	2,261	5,507

		59,809

Information Technology – 1.3%
Baidu.com, Inc. ADR (A)(B)	216	44,986

Total China – 5.6%		$195,291
Denmark

Financials – 1.1%
Danske Bank A.S.	1,478	39,036

Telecommunication Services – 1.1%
TDC A/S	5,146	36,882

Total Denmark – 2.2%		$75,918
France

Consumer Staples – 1.1%
Pernod Ricard	326	38,646

COMMON STOCKS (Continued)	Shares	Value
Energy – 1.1%
Total S.A.	771	$38,360

Industrials – 3.7%
Bouygues S.A.	1,460	57,348
European Aeronautic Defence and Space Co.	566	36,803
Vinci	606	34,685

		128,836

Information Technology – 1.3%
Cap Gemini S.A.	547	44,917

Materials – 1.2%
Lafarge	668	43,347

Utilities – 1.4%
Gaz de France	2,442	48,325

Total France – 9.8%		$342,431
Germany

Financials – 1.2%
Commerzbank AG (A)	2,885	39,867

Health Care – 5.9%
Bayer AG	365	54,922
Fresenius Medical Care AG & Co. KGaA	619	51,556
Fresenius SE & Co. KGaA	1,673	99,989

		206,467

Industrials – 1.3%
Deutsche Lufthansa AG	3,254	45,761

Total Germany – 8.4%		$292,095
Ireland

Health Care – 1.3%
Shire Pharmaceuticals Group plc ADR (B)	200	47,858

Materials – 1.3%
James Hardie Industries plc, Class C	3,838	44,614

Total Ireland – 2.6%		$92,472
Israel

Health Care – 3.0%
Teva Pharmaceutical Industries Ltd. ADR (B)	1,687	105,089

Total Israel – 3.0%		$105,089
Japan

Consumer Discretionary – 2.1%
Mitsubishi Motors Corp.	4,895	44,284
Nissin Kogyo Co. Ltd.	1,736	27,614

		71,898

Energy – 1.0%
Inpex Corp.	3,250	35,923

COMMON STOCKS (Continued)	Shares	Value
Financials – 3.4%
Dai-ichi Mutual Life Insurance Co. (The)	3,770	$54,866
Tokio Marine Holdings, Inc.	1,672	63,252

		118,118

Industrials – 4.5%
Dakin Industries Ltd.	580	38,930
Komatsu Ltd.	2,677	52,732
Mitsubishi Heavy Industries Ltd.	11,991	66,216

		157,878

Information Technology – 1.2%
Tokyo Electron Ltd.	599	41,877

Telecommunication Services – 1.9%
Softbank Corp.	1,149	66,876

Total Japan – 14.1%		$492,570
Netherlands

Financials – 1.4%
ING Groep N.V., Certicaaten Van Aandelen (A)	3,249	47,674

Total Netherlands – 1.4%		$47,674
South Korea

Consumer Discretionary – 1.0%
Hyundai Mobis	165	36,574

Information Technology – 1.2%
Samsung Electronics Co. Ltd.	32	41,899

Total South Korea – 2.2%		$78,473
Spain

Consumer Discretionary – 1.1%
Mediaset Espana Comunicacion S.A.	3,011	37,751

Financials – 1.5%
CaixaBank S.A.	10,888	51,685

Health Care – 1.1%
Grifols S.A.	905	38,901

Information Technology – 1.4%
Amadeus IT Holding S.A.	1,116	47,968

Total Spain – 5.1%		$176,305
Sweden

Financials – 1.4%
Investor AB, B Shares	1,198	47,817

Industrials – 1.2%
Sandvik AB	3,622	40,561

108	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy International Core Equity Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Materials – 2.3%
Svenska Cellulosa Aktiebolaget SCA (publ), Class B	3,512	$81,034

Total Sweden – 4.9%		$169,412
Switzerland

Health Care – 1.2%
Roche Holdings AG, Genusscheine	153	42,154

Industrials – 1.6%
Adecco S.A.	645	53,796

Materials – 1.3%
Syngenta AG	138	46,791

Total Switzerland – 4.1%		$142,741
United Kingdom

Consumer Discretionary – 5.0%
Burberry Group plc	1,672	42,983
Carnival plc	256	12,521
Marks and Spencer Group plc	5,678	45,058
WPP Group plc	3,166	71,902

		172,464

Consumer Staples – 3.7%
Reckitt Benckiser Group plc	415	35,708
SABMiller plc	831	43,615
Unilever plc	1,175	49,072

		128,395

Energy – 1.1%
BP plc	6,085	39,418

Financials – 5.4%
Aviva plc	5,143	41,197
Legal & General Group plc	13,347	55,158
Prudential plc	2,092	51,887
Standard Chartered plc	2,521	40,888

		189,130

Health Care – 2.4%
GlaxoSmithKline plc	2,778	63,700
GlaxoSmithKline plc ADR	409	18,852

		82,552

COMMON STOCKS (Continued)	Shares	Value
Industrials – 1.3%
BAE Systems plc	5,979	$46,429

Materials – 2.2%
Antofagasta plc	4,599	49,973
Rio Tinto plc	681	28,019

		77,992

Total United Kingdom – 21.1%		$736,380
United States

Consumer Discretionary – 0.8%
Carnival Corp.	589	28,168

Energy – 0.8%
United States Oil Fund L.P. (A)	1,656	27,882

Information Technology – 2.3%
Cognizant Technology Solutions Corp., Class A (A)(B)	769	47,980
Yahoo!, Inc. (A)(B)	692	30,770

		78,750

Total United States – 3.9%		$134,800

TOTAL COMMON STOCKS – 95.0%		$3,308,963
(Cost: $3,039,758)

PREFERRED STOCKS
Germany

Consumer Discretionary – 2.4%
Volkswagen AG, 2.260%	319	84,958

Total Germany – 2.4%		$84,958

TOTAL PREFERRED STOCKS – 2.4%		$84,958
(Cost: $73,886)

SHORT-TERM SECURITIES	Principal

Commercial Paper (C) – 2.5%
Air Products and Chemicals, Inc.
0.170%, 4–8–15	$10,000	10,000

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (C) (Continued)
Bemis Co., Inc.
0.510%, 4–22–15	$5,000	$4,998
Danaher Corp.
0.080%, 4–10–15	12,000	11,999
Kellogg Co.
0.520%, 4–22–15	5,000	4,998
Mondelez International, Inc.
0.430%, 4–1–15	8,618	8,618
NBCUniversal Enterprise, Inc.
0.500%, 4–9–15	10,000	9,999
Northern Illinois Gas Co.
0.380%, 4–14–15	4,000	3,999
Novartis Finance Corp. (GTD by Novartis AG)
0.110%, 4–6–15	5,000	5,000
PacifiCorp
0.550%, 4–2–15	10,000	10,000
USAA Capital Corp.
0.080%, 4–2–15	4,000	4,000
Wisconsin Electric Power Co.
0.170%, 4–10–15	3,000	3,000
Wisconsin Gas LLC
0.120%, 4–10–15	10,000	10,000

		86,611

Master Note – 0.1%
Toyota Motor Credit Corp.
0.130%, 4–1–15 (D)	2,988	2,988

TOTAL SHORT-TERM SECURITIES – 2.6%		$89,599
(Cost: $89,600)

TOTAL INVESTMENT SECURITIES – 100.0%		$3,483,520
(Cost: $3,203,244)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(1,440)

NET ASSETS – 100.0%		$3,482,080

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $4,448 are held in collateralized accounts for OTC derivatives collateral as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(C)	Rate shown is the yield to maturity at March 31, 2015.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

2015	ANNUAL REPORT	109

SCHEDULE OF INVESTMENTS

Ivy International Core Equity Fund (in thousands)	MARCH 31, 2015

The following forward foreign currency contracts were outstanding at March 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Chinese Yuan Renminbi	2,065,543	U.S. Dollar	325,308	6-12-15	Deutsche Bank AG	$—	$4,769

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$3,308,963	$—	$—
Preferred Stocks	84,958	—	—
Short-Term Securities	—	89,599	—
Total	$3,393,921	$89,599	$—

Liabilities
Forward Foreign Currency Contracts	$—	$4,769	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

Market Sector Diversification
(as a % of net assets)
Financials	18.4%
Health Care	15.4%
Consumer Discretionary	14.4%
Industrials	13.6%
Materials	9.6%

Information Technology	8.7%
Consumer Staples	8.4%
Energy	4.0%
Telecommunication Services	3.5%
Utilities	1.4%
Other+	2.6%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

110	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Large Cap Growth Fund	(UNAUDITED)

Daniel P. Becker

Philip J. Sanders

Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of Ivy Large Cap Growth Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Becker has managed the Fund since 2000 and has 26 years of industry experience. Mr. Sanders has managed the Fund since 2006 and has 26 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Large Cap Growth Fund (Class A shares at net asset value)	17.45%
Ivy Large Cap Growth Fund (Class A shares including sales charges)	10.72%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	16.09%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	14.54%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

The second half of 2014 introduced two complicating factors to an already complex investment environment — a rising U.S. dollar relative to most other currencies and the collapse in oil prices. We attribute recent dollar strength primarily to the monetary policy decoupling of the U.S. and other international economies. While this could encourage capital flows to the U.S. and be supportive of the domestic market as a whole, it is also likely to be an earnings headwind for many multinational companies with extensive overseas operations. With respect to lower energy prices, we believe this will ultimately prove to be a net benefit to U.S. economic growth as more than two-thirds of our country’s spending is consumer-based. However, the rapidity of the price decline is already having a disruptive effect on several industries and regions of the U.S. that are tied to operating, supporting and building out our country’s energy infrastructure. In simplistic terms, we believe a transfer of wealth is occurring between energy industry participants and consumers, but that transfer of wealth is not occurring in a smooth and predictable fashion.

Compounding the analysis is the effects of very generous fixed-income markets that have funded much of the oversupply in the energy markets. A great deal of capital has flowed to the energy industry in recent years on the assumption that oil prices would remain relatively high. Consequently, we expect some loan defaults resulting in potential dislocations in the credit markets. In fact, we have already experienced volatility in the energy portion of the high yield debt markets from a quick decline in credit availability to many energy-related companies. We must also understand the global effects of lower energy prices. Key developed economies like Europe and Japan, along with China and India, should be beneficiaries of lower oil prices. However, a host of other major regions/countries such as the Middle East, Russia and Brazil are likely to be negatively impacted in a meaningful way from a prolonged downturn in energy prices. Even smaller countries could pose some risk to the global growth outlook to the extent their export-based economies are hurt by falling commodity prices and dollar-based loans have to be paid back with weaker currencies.

Contributors and detractors

The U.S equity market generated another year of solid gains, despite ongoing macroeconomic and geopolitical concerns. In a very volatile world, the U.S. economy, and its corporations remain a relative island of stability. While growth has been disappointing in Europe, Japan, China and most emerging markets, the U.S. economic expansion continues — supported by steady improvement in the labor market, solid housing and auto sales, rising consumer confidence and record high levels of corporate profitability and cash flow. Within the overall market; however, sector performance was quite diverse. Large-capitalization stocks outperformed small-capitalization stocks by a significant margin. For the year, the Fund outperformed the Russell 1000 Growth Index and ranked favorably in its competitive universe in what proved to be a very challenging year for active managers.

Our philosophy and investment process has remained steadfast and consistent over time — focusing on structurally advantaged companies that we believe can generate superior levels of profitability and growth over the long term. One primary area of emphasis for the Fund over the past fiscal year was the health care sector, where an overweighting and strong stock selection, were key drivers to performance. Notable standouts during the period included Celgene, Shire Pharmaceuticals, Biogen and Gilead Sciences. Within the technology sector, key holdings such as NXP Semiconductor and Facebook also aided performance.

While the Fund’s underweighting in the weak performing energy sector also proved beneficial to performance, this was offset by some industrials holdings that underperformed because a portion of their business is tied to this sector [Flowserve, Pentair and Precision Castparts (no longer a Fund holding)]. Also detracting from performance was the Fund’s overweighting and unfavorable stock selection in the consumer discretionary sector. In particular, performance was hurt by Fund holdings in Las Vegas Sands and Wynn Resorts, which were negatively impacted by a meaningful slowdown in the Macau gaming market; and by CBS Corp., which suffered from a weak advertising market.

Portfolio repositioning during the year focused on reducing the Fund’s energy, industrials and select consumer discretionary holdings amid weakening end markets and unfavorable currency headwinds, with the bulk of the proceeds being reinvested in health care and technology.

2015	ANNUAL REPORT	111

Outlook

Looking forward, we believe the current investment environment can be aptly described by the theme of “divergence” — where divergent global monetary policies, economic growth prospects, interest rate curves and currency values all add complexity to the analytical process. As a case in point, the U.S. dollar index jumped 9.0% in the most recent quarter, the largest quarterly increase in almost seven years. We think this will create significant earnings headwinds for many multinational companies as the year progresses. Combined with a weakening earnings contribution from the energy sector due to the collapse in oil prices, we believe that earnings for the overall market will struggle to show much, if any growth this year. Nevertheless, we still see pockets of strength in certain areas of the economy. The result is likely to be more dispersion in the profit outlook across industries/sectors than we have seen in quite some time. The good news is that we believe this is supportive of a more favorable environment for active management than we have experienced in recent years. We believe it should also be beneficial for the large-cap growth asset class as current valuation levels for many secular growth companies do not appear to reflect the outsized sales and profit growth we expect them to generate compared to the broad market.

The current portfolio strategy remains focused on identifying what we think are true secular growth companies that have the ability to drive solid top- and bottom-line growth without the help of strong economic tailwinds. In the current muted global economic environment, sales and profit growth is likely to become much more challenging. Consequently, we believe there are real opportunities for unit driven companies that we find have sustainable growth prospects to be revalued higher. We are currently finding what we believe are the most attractive investment opportunities in the health care, consumer discretionary and technology sectors. Examples of some specific areas of emphasis include biotechnology companies that we believe will benefit from new product launches or dominant positions in fast-growing therapeutic markets, technology companies riding the secular trend toward electronic and mobile payments, social network and media companies positioned to benefit as advertising spending moves away from “old world” media companies, and consumer-oriented companies benefiting from changing consumer spending patterns and differentiated customer experiences.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Large Cap Growth Fund’s performance.

112	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Large Cap Growth Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	96.2%
Information Technology	33.2%
Consumer Discretionary	24.8%
Health Care	23.7%
Industrials	8.0%
Consumer Staples	2.6%
Telecommunication Services	1.7%
Materials	1.1%
Energy	1.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.8%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	141/702	21
3 Year	293/623	47
5 Year	215/545	40
10 Year	89/388	23

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Biogen, Inc.	Health Care	Biotechnology
Celgene Corp.	Health Care	Biotechnology
MasterCard, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Home Depot, Inc. (The)	Consumer Discretionary	Home Improvement Retail
Gilead Sciences, Inc.	Health Care	Biotechnology
Visa, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Harman International Industries, Inc.	Consumer Discretionary	Consumer Electronics
Actavis plc	Health Care	Pharmaceuticals
Applied Materials, Inc.	Information Technology	Semiconductor Equipment

See your advisor or www.ivyfunds.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	113

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Large Cap Growth Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	10.72%	12.49%	16.67%	10.73%	17.75%	17.16%	—	17.62%
5-year period ended 3-31-15	13.06%	13.16%	13.53%	13.06%	14.70%	14.04%	—	14.51%
10-year period ended 3-31-15	8.80%	8.44%	8.54%	—	—	—	—	9.57%
Since Inception of Class through 3-31-15(5)	—	—	—	8.16%	9.33%	7.94%	13.18%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-29-05 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

114	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Large Cap Growth Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 1.2%
Limited Brands, Inc.	214	$20,187

Apparel, Accessories & Luxury Goods – 1.0%
Under Armour, Inc., Class A (A)	201	16,247

Automotive Retail – 2.0%
AutoZone, Inc. (A)	13	8,868
O’Reilly Automotive, Inc. (A)	118	25,603

		34,471

Broadcasting – 0.7%
CBS Corp., Class B	197	11,926

Cable & Satellite – 1.7%
Comcast Corp., Class A	500	28,224

Casinos & Gaming – 0.9%
Las Vegas Sands, Inc.	155	8,542
Wynn Resorts Ltd.	52	6,584

		15,126

Consumer Electronics – 3.3%
Harman International Industries, Inc.	417	55,737

Footwear – 1.4%
NIKE, Inc., Class B	239	24,009

Home Improvement Retail – 3.6%
Home Depot, Inc. (The)	531	60,304

Hotels, Resorts & Cruise Lines – 2.3%
Hilton Worldwide Holdings, Inc. (A)	1,326	39,267

Internet Retail – 2.5%
Amazon.com, Inc. (A)	76	28,429
priceline.com, Inc. (A)	12	14,086

		42,515

Motorcycle Manufacturers – 1.0%
Harley-Davidson, Inc.	278	16,904

Restaurants – 1.2%
Starbucks Corp.	210	19,878

Specialty Stores – 2.0%
Ulta Salon, Cosmetics & Fragrance, Inc. (A)	223	33,594

Total Consumer Discretionary – 24.8%		418,389
Consumer Staples

Brewers – 2.2%
Anheuser-Busch InBev S.A. ADR	304	37,000

COMMON STOCKS (Continued)	Shares	Value
Personal Products – 0.4%
Estee Lauder Co., Inc. (The), Class A	82	$6,827

Total Consumer Staples – 2.6%		43,827
Energy

Oil & Gas Exploration & Production – 1.1%
EOG Resources, Inc.	212	19,429

Total Energy – 1.1%		19,429
Health Care

Biotechnology – 13.3%
Alexion Pharmaceuticals, Inc. (A)	25	4,246
Biogen, Inc. (A)	181	76,305
Celgene Corp. (A)	641	73,906
Gilead Sciences, Inc. (A)	611	59,987
Vertex Pharmaceuticals, Inc. (A)	88	10,428

		224,872

Health Care Facilities – 2.9%
HCA Holdings, Inc.(A)	656	49,381

Pharmaceuticals – 7.5%
Actavis plc (A)	177	52,588
Bristol-Myers Squibb Co.	740	47,743
Shire Pharmaceuticals Group plc ADR	106	25,269

		125,600

Total Health Care – 23.7%		399,853
Industrials

Aerospace & Defense – 1.6%
Boeing Co. (The)	185	27,720

Railroads – 6.4%
Canadian Pacific Railway Ltd.	264	48,196
Kansas City Southern	130	13,311
Union Pacific Corp.	432	46,779

		108,286

Total Industrials – 8.0%		136,006
Information Technology

Application Software – 1.9%
Adobe Systems, Inc. (A)	429	31,683

Data Processing & Outsourced Services – 9.8%
Alliance Data Systems Corp. (A)	27	7,999
FleetCor Technologies, Inc. (A)	184	27,769

COMMON STOCKS (Continued)	Shares	Value
Data Processing & Outsourced Services (Continued)
MasterCard, Inc., Class A	830	$71,678
Visa, Inc., Class A	888	58,058

		165,504

Internet Software & Services – 7.9%
Facebook, Inc., Class A (A)	586	48,170
Google, Inc., Class A (A)	40	22,132
Google, Inc., Class C (A)	52	28,551
LinkedIn Corp., Class A (A)	138	34,356

		133,209

IT Consulting & Other Services – 2.5%
Cognizant Technology Solutions Corp., Class A (A)	683	42,581

Semiconductor Equipment – 3.2%
Applied Materials, Inc.	2,205	49,747
Lam Research Corp.	61	4,299

		54,046

Semiconductors – 2.6%
NXP Semiconductors N.V. (A)	366	36,772
Texas Instruments, Inc.	145	8,286

		45,058

Technology Hardware, Storage & Peripherals – 5.3%
Apple, Inc.	717	89,264

Total Information Technology – 33.2%		561,345
Materials

Diversified Chemicals – 1.1%
PPG Industries, Inc.	79	17,908

Total Materials – 1.1%		17,908
Telecommunication Services

Wireless Telecommunication Service – 1.7%
American Tower Corp., Class A	186	17,484
SBA Communications Corp. (A)	92	10,820

		28,304

Total Telecommunication Services – 1.7%		28,304

TOTAL COMMON STOCKS – 96.2%		$1,625,061
(Cost: $1,030,173)

2015	ANNUAL REPORT	115

SCHEDULE OF INVESTMENTS

Ivy Large Cap Growth Fund (in thousands)	MARCH 31, 2015

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (B) – 2.8%
BMW U.S. Capital LLC (GTD by BMW AG),
0.110%, 4–24–15	$8,000	$7,999
Kellogg Co.,
0.430%, 4–9–15	8,500	8,499
Kroger Co. (The),
0.280%, 4–1–15	7,827	7,827
PacifiCorp,
0.550%, 4–2–15	3,000	3,000
USAA Capital Corp.,
0.080%, 4–2–15	6,000	6,000
Virginia Electric and Power Co.,
0.480%, 4–21–15	5,000	4,999

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (B) (Continued)
Walgreens Boots Alliance, Inc.,
0.550%, 4–17–15	$10,000	$9,997

		48,321

Master Note – 0.5%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (C)	7,871	7,871

TOTAL SHORT-TERM SECURITIES – 3.3%		$56,192
(Cost: $56,193)

Value
TOTAL INVESTMENT SECURITIES – 99.5%	$1,681,253
(Cost: $1,086,366)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%	9,125

NET ASSETS – 100.0%	$1,690,378

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at March 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$1,625,061	$—	$—
Short-Term Securities	—	56,192	—
Total	$1,625,061	$56,192	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

116	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Limited-Term Bond Fund	(UNAUDITED)

Mark Otterstrom

Susan Regan

Below, Mark J. Otterstrom, CFA, and Susan K. Regan, portfolio managers of Ivy Limited-Term Bond Fund discuss positioning, performance and results for the fiscal year ended March 31, 2015. Mr. Otterstrom has managed the Portfolio since its inception in 2010 and has 28 years of industry experience. Ms. Regan was named portfolio manager in 2014 and has 27 years industry experience. Effective April 30, 2015, Mr. Otterstrom will no longer serve as a manager of the Fund.

Fiscal Year Performance

For the 12 months ended March 31, 2015
Ivy Limited-Term Bond Fund (Class A shares at net asset value)	1.60%
Ivy Limited-Term Bond Fund (Class A shares with sales charge)	–0.95%
Benchmark(s) and/or Lipper Category
Barclays 1-5 Year U.S. Government/Credit Index	1.99%
(generally reflects the performance of securities representing the bond market with greater than one and less than five years until maturity)
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average	1.97%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Fund returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. The performance discussion below is at net asset value.

This Fund underperformed its benchmark and its Lipper peer group average over the last 12 months.

Our biggest challenge over the last 12 months was positioning the Fund to take advantage of major market moves. We had anticipated rates to continue to grind higher in 2014. We underappreciated the economic weakness early in 2014 and the severity of the geopolitical risks that were arising worldwide. While the U.S. economy rebounded sharply in the second half of 2014, the flight-to-quality trade into the longer-dated Treasury bonds dominated the bond market. We had sold Treasury futures at the end of 2013 in order to shorten the duration of the Fund. We maintained these short positions until October 2014. Our defensive positions in the Fund and our short duration relative to our benchmark duration led to the Fund underperforming both its benchmark and Lipper peer group during this major market move.

The International Monetary Fund (IMF) has significantly lowered its global growth projections for the remainder of 2015. The better economic growth in the U.S., while still rather anemic, is one of the few bright spots in their forecasts. This has led to a flattening of the Treasury yield curve over the past few months. In the fourth quarter of calendar 2014, we began to shift to a barbell structure in the Fund to take advantage of this yield curve flattening. Global weakness has led to an increased flight-to-quality trade and helped lower the yields on the long end of the Treasury curve.

Interest rates and the outlook

The dramatic collapse in the price of oil had both negative and positive effects for U.S. economic growth. We believe that states with economies dependent on oil exploration and production could easily fall into a recession in 2015. States that are net consumers of oil have already begun to see a very positive effect to lower oil prices. The cost of gasoline has declined to half of where it was a year ago. This should have the very real effect of increasing the buying power of U.S. consumers.

The Federal Reserve (Fed) officially ended its quantitative easing (QE) program in October 2014. The focus now is on the timing of the first fed funds rate increase. Our current expectation is for a 25 basis point rate increase by mid- to late-2015. However, this date is very data dependent. If U.S. economic growth in the first half of 2015 is adversely affected by the extreme weakness in Europe and the emerging markets, then we believe the lift-off date for Fed tightening could be delayed.

While the 10-year Treasury rallied over 80 basis points for fiscal 2014, the yield on the two-year Treasury sold off nearly 30 basis points. The five-year Treasury remained relatively flat over the same time period. We think the dynamics leading to this flatter yield curve should be with us throughout 2015. Even as the Fed begins to raise fed funds rate, we expect the strong flight-to-quality trade to continue to keep Treasury yields at the long end of the yield curve relatively low.

We have been overweight corporates over the last few years and plan to continue this overweight position. With economic conditions improving in the U.S., we expect to see relatively stable corporate bond spreads on investment grade bonds. The new normal appears to be significantly less net new issuance of mortgage-backed securities. As a result, mortgage spreads continue to be tight. Our mortgage holdings are structured with the expectation of experiencing less extension risk during periods of rising interest rates.

With the short end of the yield curve anchored by the low fed funds rate, we expect to see continued volatility in the middle and longer end of the curve. We believe even slight changes in the U.S. economic outlook can have significant short-term effects on longer duration securities. Over the last several months, continued weakness in Europe and a dramatic sell-off in emerging market bonds led to a strong flight-to-quality trade into the Treasury market. As we move forward in a very unpredictable market, we think the elevated level of volatility seen over the last few years could easily persist.

2015	ANNUAL REPORT	117

MANAGEMENT DISCUSSION

Ivy Limited-Term Bond Fund	(UNAUDITED)

The Fund’s duration is currently in line with its benchmark duration and we expect to maintain this position going through 2015. We anticipate continued demand for spread products within the high-grade bond market. We are willing to take additional credit risk when we believe we are being compensated to do so.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Limited-Term Bond Fund.

118	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Limited-Term Bond Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Bonds	92.9%
Corporate Debt Securities	76.7%
United States Government and Government Agency Obligations	16.0%
Municipal Bonds – Taxable	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.1%

Lipper Rankings

Category: Lipper Short-Intermediate Investment Grade Debt Funds	Rank	Percentile
1 Year	109/173	63
3 Year	112/130	86
5 Year	98/112	87
10 Year	55/88	62

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	88.6%
AA	23.7%
A	29.5%
BBB	35.4%
Non-Investment Grade	4.3%
BB	2.5%
B	0.7%
Non-rated	1.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.1%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	119

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Limited-Term Bond Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-0.95%	-3.25%	0.83%	-1.07%	1.86%	1.24%	—	1.59%
5-year period ended 3-31-15	1.33%	0.80%	1.09%	1.23%	2.09%	—	—	1.84%
10-year period ended 3-31-15	3.19%	2.75%	2.65%	—	—	—	—	3.50%
Since Inception of Class through 3-31-15(5)	—	—	—	3.18%	3.90%	0.25%	1.31%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 2.50%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

120	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Limited-Term Bond Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES	Principal	Value
Consumer Discretionary

Apparel Retail – 0.9%
Limited Brands, Inc.,
8.500%, 6–15–19	$13,000	$15,596

Apparel, Accessories & Luxury Goods – 1.9%
Hanesbrands, Inc.,
6.375%, 12–15–20	15,482	16,431
LVMH Moet Hennessy – Louis Vuitton,
1.625%, 6–29–17 (A)	16,000	16,157

		32,588

Automobile Manufacturers – 3.3%
General Motors Co.:
3.500%, 10–2–18	10,035	10,282
4.875%, 10–2–23	10,500	11,369
Toyota Motor Credit Corp.:
2.000%, 9–15–16	13,250	13,507
2.000%, 10–24–18	5,125	5,229
Volkswagen Group of America, Inc.,
2.125%, 5–23–19 (A)	16,000	16,100

		56,487

Broadcasting – 0.2%
CBS Corp.,
7.625%, 1–15–16	3,500	3,685

Cable & Satellite – 2.2%
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.:
5.875%, 10–1–19	3,900	4,493
5.200%, 3–15–20	3,000	3,384
3.950%, 1–15–25	4,575	4,713
Lender Processing Services, Inc. and Black Knight Lending Solutions, Inc.,
5.750%, 4–15–23	6,140	6,506
TCI Communications, Inc.,
8.750%, 8–1–15	7,000	7,190
Time Warner Cable, Inc.,
5.850%, 5–1–17	6,830	7,428
Time Warner Co., Inc. (GTD by Time Warner, Inc.),
7.250%, 10–15–17	4,000	4,580

		38,294

Department Stores – 0.8%
Macy’s Retail Holdings, Inc.,
7.450%, 7–15–17	12,100	13,672

General Merchandise Stores – 0.9%
Dollar General Corp.:
4.125%, 7–15–17	12,500	13,147
1.875%, 4–15–18	3,000	2,967

		16,114

Home Improvement Retail – 1.2%
Lowe’s Co., Inc.:
5.000%, 10–15–15	8,000	8,183

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Home Improvement Retail (Continued)
2.125%, 4–15–16	$11,366	$11,521

		19,704

Internet Retail – 1.3%
Amazon.com, Inc.:
1.200%, 11–29–17	8,000	8,000
3.800%, 12–5–24	13,305	13,983

		21,983

Leisure Products – 0.2%
Mattel, Inc.,
2.500%, 11–1–16	2,500	2,541

Total Consumer Discretionary – 12.9%		220,664
Consumer Staples

Brewers – 0.4%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB),
7.750%, 1–15–19	5,324	6,440

Distillers & Vintners – 0.6%
Beam, Inc.,
1.750%, 6–15–18	10,000	9,997

Drug Retail – 0.4%
Walgreen Co.,
1.800%, 9–15–17	6,500	6,566

Food Distributors – 0.5%
ConAgra Foods, Inc.:
1.300%, 1–25–16	2,940	2,947
5.819%, 6–15–17	2,500	2,720
Wm. Wrigley Jr. Co.:
2.000%, 10–20–17 (A)	1,000	1,011
2.400%, 10–21–18 (A)	1,500	1,527

		8,205

Packaged Foods & Meats – 1.4%
Kraft Foods, Inc.,
4.125%, 2–9–16	12,000	12,323
Tyson Foods, Inc. (GTD by Tyson Fresh Meats, Inc.),
2.650%, 8–15–19	11,850	12,134

		24,457

Soft Drinks – 0.2%
Bottling Group LLC,
5.125%, 1–15–19	4,059	4,569

Total Consumer Staples – 3.5%		60,234
Energy

Integrated Oil & Gas – 0.2%
Statoil ASA (GTD by Statoil Petroleum AS),
1.950%, 11–8–18	3,500	3,547

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Equipment & Services – 1.7%
Enterprise Products Operating LLC (GTD by Enterprise Products Partners L.P.),
6.500%, 1–31–19	$13,000	$15,026
Schlumberger Investment S.A. (GTD by Schlumberger Ltd.):
1.950%, 9–14–16 (A)	3,000	3,053
1.250%, 8–1–17 (A)	5,000	5,003
Schlumberger Norge A.S.,
1.250%, 8–1–17 (A)	2,435	2,437
Schlumberger Norge A.S. (GTD by Schlumberger Ltd.),
1.950%, 9–14–16 (A)	3,000	3,053

		28,572

Oil & Gas Exploration & Production – 4.1%
BP Capital Markets plc,
1.674%, 2–13–18	13,500	13,562
ConocoPhillips Co. (GTD by ConocoPhillips),
3.350%, 11–15–24	15,250	15,715
EOG Resources, Inc.,
2.500%, 2–1–16	6,000	6,087
EQT Corp.,
8.125%, 6–1–19	11,520	13,762
Marathon Oil Corp.,
0.900%, 11–1–15	11,240	11,242
Plains Exploration & Production Co.,
6.875%, 2–15–23	9,035	9,589

		69,957

Oil & Gas Storage & Transportation – 2.3%
Copano Energy LLC and Copano Energy Finance Corp.,
7.125%, 4–1–21	4,566	4,929
DCP Midstream Operating L.P. (GTD by DCP Midstream Partners L.P.):
3.250%, 10–1–15	5,500	5,525
2.700%, 4–1–19	2,000	1,831
El Paso Corp.,
7.000%, 6–15–17	17,550	19,355
Kinder Morgan Energy Partners L.P.,
5.950%, 2–15–18	7,000	7,737

		39,377

Total Energy – 8.3%		141,453
Financials

Asset Management & Custody Banks – 1.0%
Ares Capital Corp.,
3.875%, 1–15–20	16,515	16,804

2015	ANNUAL REPORT	121

SCHEDULE OF INVESTMENTS

Ivy Limited-Term Bond Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Consumer Finance – 6.5%
American Express Co.,
7.000%, 3–19–18	$10,000	$11,551
American Express Credit Corp.,
1.300%, 7–29–16	5,320	5,350
American Honda Finance Corp.:
1.500%, 9–11–17 (A)	6,000	6,041
7.625%, 10–1–18 (A)	5,000	5,978
Capital One Bank USA N.A.,
2.150%, 11–21–18	2,650	2,671
Capital One Financial Corp.,
6.750%, 9–15–17	9,000	10,124
Capital One N.A.,
2.400%, 9–5–19	6,000	6,024
Caterpillar Financial Services Corp.,
1.000%, 11–25–16	2,000	2,008
Discover Financial Services,
3.950%, 11–6–24	16,100	16,557
Ford Motor Credit Co. LLC:
1.500%, 1–17–17	2,450	2,455
5.000%, 5–15–18	17,500	19,080
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.),
3.500%, 7–10–19	4,500	4,620
Hyundai Capital America:
1.875%, 8–9–16 (A)	4,000	4,035
2.875%, 8–9–18 (A)	5,525	5,691
Western Union Co. (The),
5.930%, 10–1–16	7,540	8,040

		110,225

Diversified Banks – 4.6%
Bank of America Corp.,
5.650%, 5–1–18	6,000	6,654
Bank of New York Mellon Corp. (The),
2.300%, 9–11–19	12,750	12,977
Bank of Nova Scotia (The),
2.050%, 10–30–18	14,150	14,343
Commonwealth Bank of Australia,
2.250%, 3–13–19	8,500	8,615
HSBC Bank plc,
3.100%, 5–24–16 (A)	6,000	6,160
U.S. Bancorp,
2.200%, 11–15–16	10,000	10,209
Wachovia Corp.,
5.750%, 2–1–18	13,500	15,094
Wells Fargo & Co.,
2.125%, 4–22–19	4,425	4,479

		78,531

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Investment Banking & Brokerage – 2.0%
Goldman Sachs Group, Inc. (The),
3.700%, 8–1–15	$6,460	$6,523
Merrill Lynch & Co., Inc.,
6.400%, 8–28–17	11,000	12,190
Morgan Stanley:
6.000%, 4–28–15	1,000	1,004
5.950%, 12–28–17	12,600	13,967

		33,684

Life & Health Insurance – 1.5%
Aflac, Inc.,
3.625%, 11–15–24	12,500	13,101
MetLife, Inc.,
6.817%, 8–15–18	11,000	12,818

		25,919

Other Diversified Financial Services – 5.8%
Citigroup, Inc.:
1.300%, 11–15–16	5,215	5,223
2.550%, 4–8–19	10,662	10,869
Daimler Finance North America LLC,
1.300%, 7–31–15 (A)	16,600	16,644
Fidelity National Financial, Inc.,
6.600%, 5–15–17	12,215	13,344
John Deere Capital Corp.,
1.200%, 10–10–17	15,000	15,014
JPMorgan Chase & Co.,
6.000%, 1–15–18	16,500	18,453
Moody’s Corp.,
2.750%, 7–15–19	3,350	3,425
TIAA Asset Management Finance Co. LLC,
2.950%, 11–1–19 (A)	16,000	16,398

		99,370

Property & Casualty Insurance – 0.8%
Berkshire Hathaway, Inc.:
2.200%, 8–15–16	2,650	2,709
1.900%, 1–31–17	4,000	4,079
2.100%, 8–14–19	7,375	7,546

		14,334

Regional Banks – 1.0%
PNC Bank N.A.:
1.300%, 10–3–16	2,000	2,012
2.400%, 10–18–19	5,500	5,605
PNC Funding Corp. (GTD by PNC Financial Services Group, Inc.),
6.700%, 6–10–19	8,500	10,111

		17,728

Specialized REITs – 0.2%
Crown Castle International Corp.,
5.250%, 1–15–23	2,745	2,882

Total Financials – 23.4%		399,477

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care

Biotechnology – 0.3%
Amgen, Inc.,
2.125%, 5–15–17	$5,500	$5,600

Health Care Equipment – 2.0%
Medtronic, Inc.,
3.500%, 3–15–25 (A)	15,705	16,432
Stryker Corp.,
2.000%, 9–30–16	18,110	18,400

		34,832

Health Care Services – 1.0%
Quest Diagnostics, Inc.:
3.200%, 4–1–16	14,000	14,317
6.400%, 7–1–17	2,000	2,248

		16,565

Health Care Supplies – 2.1%
Cardinal Health, Inc.,
3.500%, 11–15–24	15,250	15,731
Catholic Health Initiatives,
2.600%, 8–1–18	10,180	10,456
DENTSPLY International, Inc.,
2.750%, 8–15–16	4,000	4,077
Laboratory Corp. of America Holdings,
2.500%, 11–1–18	5,350	5,463

		35,727

Pharmaceuticals – 3.2%
AbbVie, Inc.,
1.200%, 11–6–15	15,000	15,022
Actavis Funding SCS (GTD by Warner Chilcott Ltd., Actavis Capital S.a.r.l. and Actavis, Inc.),
2.350%, 3–12–18	6,750	6,840
GlaxoSmithKline Capital, Inc.,
5.650%, 5–15–18	6,600	7,461
Merck & Co., Inc.,
1.100%, 1–31–18	4,925	4,915
Mylan, Inc.:
1.350%, 11–29–16	4,291	4,285
7.875%, 7–15–20 (A)	14,920	15,763

		54,286

Total Health Care – 8.6%		147,010
Industrials

Airlines – 0.3%
Southwest Airlines Co.,
5.125%, 3–1–17	5,000	5,345

Construction Machinery & Heavy Trucks – 1.0%
Joy Global, Inc.,
6.000%, 11–15–16	16,157	17,335

122	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Limited-Term Bond Fund (in thousands)	MARCH 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Environmental & Facilities Services – 1.7%
Republic Services, Inc.,
3.800%, 5–15–18	$14,690	$15,572
Waste Management, Inc.:
6.100%, 3–15–18	10,000	11,291
4.750%, 6–30–20	1,675	1,870

		28,733

Industrial Conglomerates – 1.5%
Danaher Corp.,
5.400%, 3–1–19	7,700	8,767
General Electric Capital Corp.,
5.625%, 5–1–18	15,500	17,401

		26,168

Trading Companies & Distributors – 0.7%
HD Supply, Inc.,
5.250%, 12–15–21 (A)	11,249	11,587

Trucking – 1.3%
Penske Truck Leasing Co. L.P.,
2.500%, 3–15–16 (A)	6,000	6,087
Penske Truck Leasing Co. L.P. and PTL Finance Corp.,
3.750%, 5–11–17 (A)	10,350	10,793
Ryder System, Inc.,
2.450%, 11–15–18	4,650	4,729

		21,609

Total Industrials – 6.5%		110,777
Information Technology

Data Processing & Outsourced Services – 1.1%
Alliance Data Systems Corp.:
5.250%, 12–1–17 (A)	6,600	6,831
6.375%, 4–1–20 (A)	6,000	6,210
5.375%, 8–1–22 (A)	5,338	5,325

		18,366

Electronic Equipment & Instruments – 0.9%
Xerox Corp.,
6.350%, 5–15–18	14,000	15,833

Electronic Manufacturing Services – 0.8%
Jabil Circuit, Inc.,
7.750%, 7–15–16	12,676	13,595

Internet Software & Services – 0.3%
eBay, Inc.,
1.350%, 7–15–17	5,000	4,993

Systems Software – 0.7%
CA, Inc.,
5.375%, 12–1–19	9,890	11,060

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Technology Hardware, Storage & Peripherals – 1.1%
Apple, Inc.,
1.550%, 2–7–20	$19,000	$18,880

Total Information Technology – 4.9%		82,727
Materials

Diversified Chemicals – 1.4%
Dow Chemical Co. (The),
4.250%, 11–15–20	11,382	12,486
E.I. du Pont de Nemours and Co.,
2.750%, 4–1–16	11,500	11,738

		24,224

Diversified Metals & Mining – 0.7%
Rio Tinto Finance (USA) Ltd.,
2.250%, 9–20–16	12,500	12,745

Metal & Glass Containers – 0.6%
FBG Finance Ltd.,
7.875%, 6–1–16 (A)	9,000	9,683

Specialty Chemicals – 1.1%
Methanex Corp.,
3.250%, 12–15–19	17,832	18,244

Total Materials – 3.8%		64,896
Telecommunication Services

Integrated Telecommunication Services – 1.8%
AT&T, Inc.,
2.950%, 5–15–16	6,715	6,854
CC Holdings GS V LLC,
2.381%, 12–15–17	8,335	8,403
Verizon Communications, Inc.,
6.350%, 4–1–19	14,000	16,292

		31,549

Wireless Telecommunication Service – 1.0%
American Tower Corp.,
5.900%, 11–1–21	14,500	16,713

Total Telecommunication Services – 2.8%		48,262
Utilities

Electric Utilities – 1.0%
Kansas City Power & Light Co.,
7.150%, 4–1–19	13,555	16,256

Multi-Utilities – 1.0%
Dominion Resources, Inc.,
6.400%, 6–15–18	11,118	12,715

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Dominion Resources, Inc., Series A,
1.400%, 9–15–17	$4,850	$4,855

		17,570

Total Utilities – 2.0%		33,826

TOTAL CORPORATE DEBT SECURITIES – 76.7%		$1,309,326
(Cost: $1,289,714)

MUNICIPAL BONDS – TAXABLE
Hawaii – 0.2%
Cnty of Kauai, Taxable GO Bonds, Ser 2010A,
3.335%, 8–1–16	2,600	2,696

TOTAL MUNICIPAL BONDS – TAXABLE – 0.2%		$2,696
(Cost: $2,600)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 0.1%
Federal Home Loan Bank,
4.780%, 1–25–17	1,061	1,122

Mortgage-Backed Obligations – 9.9%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
4.000%, 6–15–26	13,465	14,563
4.500%, 5–15–32	1,262	1,288
5.000%, 12–15–34	759	834
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
5.500%, 4–1–20	728	782
3.000%, 1–1–33	8,482	8,797
Federal Home Loan Mortgage Corp. Fixed Rate Pass–Through Certificates:
3.000%, 8–1–28	13,547	14,193
3.000%, 9–1–28	13,019	13,631
Federal National Mortgage Association Agency REMIC/CMO:
5.500%, 12–25–17	1,634	1,709
2.000%, 4–25–39	11,848	11,744
Federal National Mortgage Association Fixed Rate Pass–Through Certificates:
2.000%, 12–30–15	10,000	10,129

2015	ANNUAL REPORT	123

SCHEDULE OF INVESTMENTS

Ivy Limited-Term Bond Fund (in thousands)	MARCH 31, 2015

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
5.500%, 9–1–17	$1,623	$1,705
0.875%, 10–26–17	15,000	15,021
4.513%, 12–1–19	11,231	12,519
4.380%, 6–1–21	14,643	16,444
5.500%, 10–1–21	2,701	2,921
5.450%, 10–18–21	8,028	8,622
5.500%, 2–1–22	1,455	1,577
6.000%, 7–1–22	990	1,095
3.500%, 8–1–26	7,233	7,741
3.000%, 7–1–28	12,873	13,494
Government National Mortgage Association Agency REMIC/CMO,
2.000%, 3–16–42	10,991	10,862

		169,671

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 10.0%		$170,793
(Cost: $169,012)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 6.0%
U.S. Treasury Notes:
2.500%, 4–30–15	25,000	25,047
2.125%, 5–31–15	12,500	12,538
1.750%, 5–31–16	13,000	13,210
1.500%, 7–31–16	15,000	15,217
2.750%, 2–28–18	35,000	36,887

		102,899

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 6.0%		$102,899
(Cost: $102,398)

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper (B) – 5.5%
Becton Dickinson & Co.,
0.470%, 4–9–15	$3,000	$3,000
CVS Caremark Corp.,
0.470%, 4–27–15	5,000	4,998
Danaher Corp.,
0.080%, 4–10–15	5,000	5,000
Diageo Capital plc (GTD by Diageo plc),
0.570%, 4–7–15	2,500	2,500
J.M. Smucker Co. (The),
0.280%, 4–1–15	4,526	4,526
Kellogg Co.:
0.430%, 4–1–15	5,000	5,000
0.470%, 4–7–15	3,231	3,231
0.430%, 4–9–15	6,000	5,999
Kroger Co. (The),
0.310%, 4–7–15	6,000	5,999
Mondelez International, Inc.,
0.400%, 4–2–15	15,000	15,000
Northern Illinois Gas Co.,
0.380%, 4–14–15	8,000	7,999
Unilever Capital Corp. (GTD by Unilever N.V.),
0.140%, 4–8–15	11,000	11,000
Wisconsin Gas LLC:
0.130%, 4–8–15	14,000	13,999
0.170%, 4–9–15	5,500	5,500

		93,751

Master Note – 0.1%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (C)	1,659	1,659

SHORT-TERM SECURITIES (Continued)	Principal	Value

Municipal Obligations – 0.7%
NY State Hsng Fin Agy, Riverside Ctr 2 Hsng Rev Bonds, Ser 2013A-1 (GTD by Bank of America N.A.),
0.020%, 4–7–15 (C)	$12,000	$12,000

TOTAL SHORT-TERM SECURITIES – 6.3%		$107,410
(Cost: $107,411)

TOTAL INVESTMENT SECURITIES – 99.2%		$1,693,124
(Cost: $1,671,135)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.8%		14,268

NET ASSETS – 100.0%		$1,707,392

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015 the total value of these securities amounted to $197,999 or 11.6% of net assets.

(B)	Rate shown is the yield to maturity at March 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Corporate Debt Securities	$—	$1,309,326	$—
Municipal Bonds	—	2,696	—
United States Government Agency Obligations	—	170,793	—
United States Government Obligations	—	102,899	—
Short-Term Securities	—	107,410	—
Total	$—	$1,693,124	$—

During the period ended March 31, 2015, securities totaling $28,544 were transferred from Level 3 to Level 2 due to increased availability of observable market data due to increased market activity or information for these securities. Transfers out of Level 3 represent the values as of the beginning of the reporting period. There were no transfers between Level 1 and 2 during the period.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

REIT = Real Estate Investment Trust

124	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Managed International Opportunities Fund	(UNAUDITED)

Michael L. Avery

Below, Michael L. Avery, portfolio manager of the Ivy Managed International Opportunities Fund, discusses the positioning, performance and results for the fiscal year ended March 31, 2015. He has managed the Fund since its inception on April 2, 2007, and he has 36 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Managed International Opportunities Fund (Class A shares at net asset value)	5.17%
Ivy Managed International Opportunities Fund (Class A shares including sales charges)	–0.89%
Benchmark
MSCI AC World ex USA Index	–1.01%
(generally reflects the performance of overseas stocks)

Please note that Fund returns include applicable fees and expenses, whereas index returns do not include any such fees. The performance discussion below is at net asset value.

Market gains after volatile year

U.S. equities closed a somewhat volatile year with gains after repeatedly reaching record highs in broad market indexes during the period. In October 2014, the S&P 500 Index broke below its 200-day moving average for the first time in almost two years. Global equities in general also finished the year higher. Crude oil prices plunged worldwide in the second half of 2014 to levels not seen since 2009 on forecasts of reduced global demand, along with OPEC’s unwillingness to cut production. Late in the fiscal year, oil seemed to have found some support around the $50 per barrel level. While the debate continues about when and where the price ultimately bottoms, we believe lower oil prices should translate into another powerful tailwind for global growth.

The U.S. Federal Reserve removed “patient” from its March 18, 2015, statement, likely to allow flexibility in the timing of interest rate hikes, but then lowered its forecast for gross domestic product and inserted language assuring the markets that it would not raise rates until it was “reasonably confident” the 2% inflation target is achieved. Markets rallied on the news and took this to mean higher short-term rates were unlikely until the second half of 2015.

At least 20 global central banks were in easing mode during the final quarter of the fiscal year — including the Bank of Japan and the People’s Bank of China — to stimulate their economies and, in most cases, weaken their currencies. The most surprising move in our view was by the Swiss National Bank in January 2015, which cut interest rates by 0.5 percentage points and removed its four-year-old currency peg to the euro. In March 2015, the European Central Bank began its own quantitative easing program, implementing a larger-than-expected bond purchasing program of more than 1 trillion euros. By the end of the fiscal year, activity and sentiment showed improvement in the Eurozone, led by Germany. Both the Northern and Southern European regions, except Greece, benefitted from extremely low yields. Greece’s membership in the European Union remained unresolved as the fiscal year came to a close, but we do not think there is much interest on either side for the country to leave the European Union. Geopolitical forces, including the continued turmoil in Ukraine and Russia — which prompted economic sanctions against some Russian banks by western countries in the first half of 2014 — and across the Middle East, unsettled global markets at various times during the year.

U.S. economic trends remained positive during the fiscal year, although the economy looked somewhat softer in the final quarter. It is widely assumed that change was because of bad winter storms and a work stoppage at West Coast ports. We think it is likely the data will show improvement as we move through 2015.

Portfolio review

The Fund ended the fiscal year with a positive return and outperformed its benchmark index, which had a negative return.

This result primarily was related to the solid performance in three underlying funds and the allocation weighting to them: Ivy Emerging Markets Equity Fund, Ivy Global Growth Fund and Ivy International Core Equity Fund. Key contributors to the performance of these funds relative to their benchmark indexes included strong stock selection as well as their sector and country allocations.

We ended the year with the largest percentage of the Fund’s assets allocated to Ivy Emerging Markets Equity Fund at approximately 40%. We kept a significant allocation to the Ivy Global Growth Fund — formerly the Ivy International Growth Fund — at 20% to maintain wide exposure to global markets overall. The same was true for the allocation to the Ivy International Core Equity Fund, which we maintained at about a 20% allocation. The allocations to Ivy Global Income Allocation Fund and Ivy European Opportunities Fund each remained at roughly 10% during the year. These allocations reflect our theme focused on the rising prosperity of a growing global middle class with greater discretionary income across the emerging markets.

2015	ANNUAL REPORT	125

MANAGEMENT DISCUSSION

Ivy Managed International Opportunities Fund	(UNAUDITED)

A look ahead

We believe the U.S. economy remains the most attractive globally. In our view, the prospect for rising domestic consumption, combined with reasonable valuations and a lack of favorable alternatives, make U.S.-exposed stocks our preferred asset class in 2015. We continue to actively look for global companies that can capitalize on these expectations.

We think lower energy prices have provided an additional boon to consumers in the U.S. and globally, especially in India and China. Consumer sentiment has broadly improved. However, business sentiment, particularly in the last quarter of the fiscal year, has been tempered by the effects of the strengthening dollar and declining oil prices.

We are watching carefully for the time when interest rates will rise, although at fiscal year-end the timing of those rate hikes seemed to be farther in the future. Looking ahead, we think the possible unintended consequences associated with global central bank policies are a primary risk for the markets.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Managed International Opportunities Fund’s performance.

126	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS Ivy Managed International Opportunities Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Ivy Managed International Opportunities Fund

Ivy Emerging Markets Equity Fund, Class I	40.4%
Ivy International Core Equity Fund, Class I	20.2%
Ivy Global Growth Fund, Class I	20.1%
Ivy Global Income Allocation Fund, Class I	9.8%
Ivy European Opportunities Fund, Class I	9.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.1%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Fund’s prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	127

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Managed International Opportunities Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class R	Class Y
1-year period ended 3-31-15	-0.89%	0.28%	4.32%	-0.81%	5.41%	5.07%	5.26%
5-year period ended 3-31-15	4.58%	4.79%	5.03%	4.63%	6.07%	—	5.88%
10-year period ended 3-31-15	—	—	—	—	—	—	—
Since Inception of Class through 3-31-15(6)	1.98%	1.89%	1.98%	2.08%	3.05%	8.77%	2.79%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	4-2-07 for Class A shares, 4-2-07 for Class B shares, 4-2-07 for Class C shares, 4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 4-2-07 for Class Y shares (the date on which shares were first acquired by shareholders).

On March 17, 2014, the Ivy Managed European/Pacific Fund merged into the Fund. Performance prior to such time in part reflects the Ivy Pacific Opportunities Fund’s former strategy and may have differed if the merger had not taken place.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

128	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Managed International Opportunities Fund (in thousands)	MARCH 31, 2015

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Emerging Markets Equity Fund, Class I	5,869	$96,552
Ivy European Opportunities Fund, Class I	761	22,369
Ivy Global Growth Fund, Class I	1,114	48,170
Ivy Global Income Allocation Fund, Class I	1,507	23,421
Ivy International Core Equity Fund, Class I	2,682	48,255

TOTAL AFFILIATED MUTUAL FUNDS – 99.9%		$238,767
(Cost: $167,162)

SHORT-TERM SECURITIES	Principal	Value
Master Note – 0.1%
Toyota Motor Credit Corp., 0.130%, 4–1–15 (A)	$262	$262

TOTAL SHORT-TERM SECURITIES – 0.1%		$262
(Cost: $262)

TOTAL INVESTMENT SECURITIES – 100.0%		$239,029
(Cost: $167,424)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		4

NET ASSETS – 100.0%		$239,033

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$238,767	$—	$—
Short-Term Securities	—	262	—
Total	$238,767	$262	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	129

MANAGEMENT DISCUSSION

Ivy Micro Cap Growth Fund	(UNAUDITED)

Paul J. Ariano

Paul K. LeCoq

Luke Jacobson

Alexis C. Waadt

Ivy Micro Cap Growth Fund is subadvised by Wall Street Associates (WSA). The WSA Investment Team is primarily responsible for the day-to-day management of the Fund. The WSA Investment Team consists of Paul J. Ariano, CFA, Paul K. LeCoq, Luke A. Jacobson, CFA, and Alexis C. Waadt. They each have co-managed the Fund since its inception in February 2009, except Mr. Jacobson who became a co-manager in January 2012 and Ms. Waadt who became a co-manager in January 2013.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Micro Cap Growth Fund (Class A shares at net asset value)	–3.91%
Ivy Micro Cap Growth Fund (Class A shares including sales charges)	–9.45%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	12.06%
(generally reflects the performance of smaller market cap company stocks within the growth market)
Russell Microcap Growth Index	5.10%
(generally reflects the performance of stocks in the smallest category of publicly traded companies within the growth market)
Lipper Small-Cap Growth Funds Universe Average	8.09%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. Multiple indexes are shown because the Fund’s management team expects to typically invest in companies within a wider range of market capitalization. The performance discussion below is at net asset value.

Key drivers

Equity markets experienced high volatility over the trailing 12 months as worries over geopolitical unrest, tepid economic growth at home and abroad, a hyperbolic dollar, plummeting oil prices and the impact of the Federal Reserve’s (Fed) transition from “tapering” to the inevitable “first rate hike” weighed on investor confidence. Micro-cap stocks were the worst performing size segment for the 12-months ended March 31, 2015, lagging their small-, mid- and large-capitalization counterparts. Within the benchmark Russell 2000 Growth Index, the smallest market cap stocks dramatically lagged the benchmark while the largest market cap names were the best performers in each of the past four quarters.

Contributors and detractors

The Fund underperformed its benchmarks for the 12-month period ended March 31, 2015. Technology stocks (software) had the largest negative impact on performance. The strengthening dollar was a bit of a headwind for the group. In addition, the Fund’s micro-cap technology names significantly underperformed their small-cap counterparts in the benchmark. Investments in the energy sector significantly detracted from returns, amid plummeting commodity prices in the second half of 2014. Energy-sensitive groups within the industrials sector (building materials, construction and machinery) also reduced returns. The consumer groups produced mixed results; however, the previously high-flying restaurants and specialty grocers were a drag on performance.

Investments in the health care sector provided the greatest contribution to the Fund’s return, driven by the biotechnology and pharmaceutical groups. The Fund benefited from an overweighted allocation to the group. Investments in the financials sector also added to returns, particularly real estate investment trusts.

In summary, the trailing 12 months was a tough environment for micro-cap growth stocks and the driving force behind the Fund’s negative performance was the capitalization size of stocks within the portfolio, which stocks were definitely not favored during the fiscal year.

The Fund is currently significantly overweight the health care sector, including pharmaceuticals, biotechnology and medical instruments. It has a market-weighting consistent with its benchmark(s) in the technology and consumer discretionary sectors. We expect the consumer group to benefit from low oil/gas prices and easy comparisons versus 2014’s results during the polar vortex; however, we are being quite selective in the group and are avoiding the traditional mall-based retailers. The Fund has a market-weighting position consistent with its benchmark(s) in the energy sector, although these investments are geared more toward solar and energy technologies versus oil-related companies. The portfolio is underweight the materials sector, as commodities-sensitive stocks continue to be impacted by a strengthening U.S. dollar. The Fund currently is also underweight the financials sector.

Outlook

Our current expectations are that the Fed will be gentle and slow as it begins its interest rate hike cycle. However, history shows that the actual market response to Fed action may initially be turbulent despite all of the transparency and communication. On the other hand, properly executed monetary policy actions could likely result in large quantities of investment capital to flow to the U.S. The strong dollar could restrain business activity

130	ANNUAL REPORT	2015

somewhat, but could also restrain inflation and interest rates — and the Fed may even be able to reduce its balance sheet by selling treasuries to the rest of the world.

In this environment, we believe companies that exhibit strong and highly predictable rates of growth will command premium valuations. While external shocks and headline risks might heighten the overall global economic risk profile, we believe recession fears remain off the table and stock market dips provide opportunities. At points like this, we find that company fundamentals eventually become the primary driver for stock market action and a positive scenario for growth stocks unfolds.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. Investing in micro-cap stocks may carry more risk than investing in stocks of larger, more established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Micro Cap Growth Fund’s performance.

2015	ANNUAL REPORT	131

PORTFOLIO HIGHLIGHTS

Ivy Micro Cap Growth Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	97.8%
Health Care	35.7%
Consumer Discretionary	19.2%
Information Technology	16.3%
Industrials	12.4%
Consumer Staples	5.1%
Financials	4.2%
Telecommunication Services	3.2%
Energy	1.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.2%

Lipper Rankings

Category: Lipper Small-Cap Growth Funds	Rank	Percentile
1 Year	531/539	99
3 Year	400/477	84
5 Year	282/416	68

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Auspex Pharmaceuticals, Inc.	Health Care	Biotechnology
Repligen Corp.	Health Care	Biotechnology
Aerie Pharmaceuticals, Inc.	Health Care	Pharmaceuticals
Quidel Corp.	Health Care	Health Care Supplies
2U, Inc.	Consumer Discretionary	Education Services
Callidus Software, Inc.	Information Technology	Application Software
NewLink Genetics Corp.	Health Care	Biotechnology
Retrophin, Inc.	Health Care	Biotechnology
Pernix Therapeutics Holdings, Inc.	Health Care	Pharmaceuticals
Covenant Transportation Group, Inc., Class A	Industrials	Trucking

See your advisor or www.ivyfunds.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

132	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Micro Cap Growth Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-9.45%	-8.42%	-4.63%	-3.56%	-4.08%	—	-3.77%
5-year period ended 3-31-15	13.26%	13.21%	13.72%	15.10%	—	—	15.29%
10-year period ended 3-31-15	—	—	—	—	—	—	—
Since Inception of Class through 3-31-15(5)	19.83%	19.57%	20.01%	21.49%	21.45%	12.53%	21.51%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	2-17-09 for Class A shares, 2-17-09 for Class B shares, 2-17-09 for Class C shares, 2-17-09 for Class I shares, 12-19-12 for Class R shares, 7-31-14 for Class R6 shares and 2-17-09 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	133

SCHEDULE OF INVESTMENTS

Ivy Micro Cap Growth Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 1.4%
Boot Barn Holdings, Inc. (A)	67	$1,602
Christopher & Banks Corp. (A)	308	1,710

		3,312

Apparel, Accessories & Luxury Goods – 1.0%
Movado Group, Inc.	85	2,430

Broadcasting – 0.6%
Entravision Communications Corp.	232	1,470

Catalog Retail – 0.1%
ValueVision Media, Inc. (A)	50	337

Education Services – 1.8%
2U, Inc. (A)	169	4,315

Home Improvement Retail – 1.0%
Tile Shop Holdings, Inc. (A)	185	2,245

Homebuilding – 0.8%
M/I Homes, Inc. (A)	77	1,826

Homefurnishing Retail – 0.9%
Kirkland’s, Inc. (A)	91	2,164

Hotels, Resorts & Cruise Lines – 0.5%
Morgans Hotel Group Co. (A)	165	1,277

Leisure Products – 3.5%
Arctic Cat, Inc.	65	2,343
Malibu Boats, Inc., Class A (A)	114	2,653
Nautilus Group, Inc. (The) (A)	214	3,266

		8,262

Movies & Entertainment – 1.4%
Rentrak Corp. (A)	57	3,184

Restaurants – 4.8%
Dave & Buster’s Entertainment, Inc. (A)	68	2,084
Del Frisco’s Restaurant Group, Inc. (A)	123	2,468
El Pollo Loco Holdings, Inc. (A)	86	2,192
Habit Restaurants, Inc. (The), Class A (A)	57	1,838
Red Robin Gourmet Burgers, Inc. (A)	31	2,680

		11,262

COMMON STOCKS (Continued)	Shares	Value
Specialty Stores – 1.4%
Build-A-Bear Workshop, Inc. (A)	163	$3,211

Total Consumer Discretionary – 19.2%		45,295
Consumer Staples

Food Distributors – 0.7%
Chefs’ Warehouse Holdings LLC (The) (A)	70	1,561

Food Retail – 1.3%
Natural Grocers by Vitamin Cottage, Inc. (A)	114	3,151

Packaged Foods & Meats – 0.7%
Inventure Foods, Inc. (A)	154	1,723

Personal Products – 2.4%
IGI Laboratories, Inc. (A)	269	2,194
Inter Parfums, Inc.	108	3,507

		5,701

Total Consumer Staples – 5.1%		12,136
Energy

Oil & Gas Drilling – 0.4%
Pioneer Drilling Co. (A)	173	936

Oil & Gas Equipment & Services – 1.0%
Basic Energy Services, Inc. (A)	98	676
RigNet, Inc. (A)	58	1,664

		2,340

Oil & Gas Exploration & Production – 0.3%
Triangle Petroleum Corp. (A)	140	706

Total Energy – 1.7%		3,982
Financials

Asset Management & Custody Banks – 1.5%
Actua Corp. (A)	78	1,205
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	131	2,389

		3,594

Investment Banking & Brokerage – 0.7%
Marcus & Millichap, Inc. (A)	43	1,604

Office REITs – 0.6%
City Office REIT, Inc.	109	1,390

Specialized REITs – 1.0%
Ashford Hospitality Prime, Inc.	140	2,351

COMMON STOCKS (Continued)	Shares	Value
Thrifts & Mortgage Finance – 0.4%
PennyMac Financial Services, Inc., Class A (A)	58	$988

Total Financials – 4.2%		9,927
Health Care

Biotechnology – 15.1%
Acceleron Pharma, Inc. (A)	46	1,755
Ardelyx, Inc. (A)	109	1,432
Argos Therapeutics, Inc. (A)	131	1,165
Auspex Pharmaceuticals, Inc. (A)	85	8,503
Cara Therapeutics, Inc. (A)	162	1,624
Concert Pharmaceuticals, Inc. (A)	167	2,529
Enanta Pharmaceuticals, Inc. (A)	88	2,704
NewLink Genetics Corp. (A)	71	3,868
Repligen Corp. (A)	184	5,592
Retrophin, Inc. (A)	157	3,769
Synergy Pharmaceuticals, Inc. (A)	235	1,087
Verastem, Inc. (A)	163	1,658

		35,686

Health Care Equipment – 4.6%
Avinger, Inc. (A)	96	1,069
Cardiovascular Systems, Inc. (A)	92	3,584
K2M Group Holdings, Inc. (A)	107	2,361
Oxford Immunotec Global plc (A)	157	2,211
Sunshine Heart, Inc. (A)	195	827
Veracyte, Inc. (A)	102	743

		10,795

Health Care Facilities – 2.3%
AAC Holdings, Inc. (A)	87	2,654
Surgical Care Affiliates, Inc. (A)	79	2,702

		5,356

Health Care Services – 2.7%
Adeptus Health, Inc., Class A (A)	71	3,550
Cross Country Healthcare, Inc. (A)	243	2,887

		6,437

Health Care Supplies – 2.0%
Quidel Corp. (A)	160	4,317
TearLab Corp. (A)	250	497

		4,814

Health Care Technology – 1.9%
HealthStream, Inc. (A)	79	1,983
Imprivata, Inc. (A)	178	2,494

		4,477

134	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Micro Cap Growth Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Pharmaceuticals – 7.1%
Aerie Pharmaceuticals, Inc. (A)	148	$4,623
Intersect ENT, Inc. (A)	111	2,875
Intra-Cellular Therapies, Inc. (A)	101	2,421
Pernix Therapeutics Holdings, Inc. (A)	345	3,685
ZS Pharma, Inc. (A)	79	3,320

		16,924

Total Health Care – 35.7%		84,489
Industrials

Building Products – 2.9%
Builders FirstSource, Inc. (A)	240	1,599
NCI Building Systems, Inc. (A)	166	2,872
PGT, Inc. (A)	208	2,324

		6,795

Construction & Engineering – 0.8%
Orion Marine Group, Inc. (A)	205	1,815

Construction Machinery & Heavy Trucks – 0.9%
Wabash National Corp. (A)	157	2,207

Electrical Components & Equipment – 1.2%
Enphase Energy, Inc. (A)	147	1,935
Orion Energy Systems, Inc. (A)	267	839

		2,774

Industrial Machinery – 0.8%
Neff Corp., Class A (A)	190	2,002

Office Services & Supplies – 2.2%
ARC Document Solutions, Inc. (A)	366	3,381
CyrusOne, Inc.	64	1,979

		5,360

Trucking – 3.6%
Celadon Group, Inc.	41	1,121
Covenant Transportation Group, Inc., Class A (A)	111	3,684
Marten Transport Ltd.	88	2,039
Roadrunner Transportation Systems, Inc. (A)	65	1,648

		8,492

Total Industrials – 12.4%		29,445

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Application Software – 2.6%
Callidus Software, Inc. (A)	331	$4,191
Materialise N.V. ADR (A)	109	758
Yodlee, Inc. (A)	91	1,220

		6,169

Communications Equipment – 1.5%
Ruckus Wireless, Inc. (A)	163	2,098
ShoreTel, Inc. (A)	231	1,576

		3,674

Electronic Equipment & Instruments – 0.5%
CUI Global, Inc. (A)	221	1,296

Electronic Manufacturing Services – 0.8%
M/A-COM Technology Solutions Holdings, Inc. (A)	51	1,889

Home Entertainment Software – 0.4%
Glu Mobile, Inc. (A)	170	852

Internet Software & Services – 3.8%
Amber Road, Inc. (A)	238	2,203
Boingo Wireless, Inc. (A)	168	1,267
Q2 Holdings, Inc. (A)	99	2,088
SPS Commerce, Inc. (A)	25	1,644
Tech Target, Inc. (A)	146	1,686

		8,888

IT Consulting & Other Services – 1.1%
Virtusa Corp. (A)	62	2,553

Semiconductor Equipment – 1.8%
MaxLinear, Inc., Class A (A)	203	1,652
Nanometrics, Inc. (A)	84	1,408
Ultra Clean Holdings, Inc. (A)	181	1,292

		4,352

Semiconductors – 0.7%
Exar Corp. (A)	160	1,610

Systems Software – 2.5%
Barracuda Networks, Inc. (A)	47	1,812
TubeMogul, Inc. (A)	174	2,401
Varonis Systems, Inc. (A)	63	1,619

		5,832

Technology Hardware, Storage & Peripherals – 0.6%
Datalink Corp. (A)	126	1,517

Total Information Technology – 16.3%		38,632

COMMON STOCKS (Continued)	Shares	Value
Telecommunication Services

Alternative Carriers – 1.0%
inContact, Inc. (A)	219	$2,382

Integrated Telecommunication Services – 1.4%
Global Telecom & Technology, Inc. (A)	180	3,400

Wireless Telecommunication Service – 0.8%
RingCentral, Inc., Class A (A)	116	1,775

Total Telecommunication Services – 3.2%		7,557

TOTAL COMMON STOCKS – 97.8%		$231,463
(Cost: $181,744)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 2.3%
J.M. Smucker Co. (The),
0.280%, 4–1–15	$5,421	5,421

Master Note – 0.5%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (C)	1,190	1,190

TOTAL SHORT-TERM SECURITIES – 2.8%		$6,611
(Cost: $6,611)

TOTAL INVESTMENT SECURITIES – 100.6%		$238,074
(Cost: $188,355)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.6)%		(1,507)

NET ASSETS – 100.0%		$236,567

2015	ANNUAL REPORT	135

SCHEDULE OF INVESTMENTS

Ivy Micro Cap Growth Fund (in thousands)	MARCH 31, 2015

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at March 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$231,463	$—	$—
Short-Term Securities	—	6,611	—
Total	$231,463	$6,611	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

136	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Mid Cap Growth Fund	(UNAUDITED)

Kimberly A. Scott

Below, Kimberly A. Scott, CFA, portfolio manager of Ivy Mid Cap Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. She has managed the Fund since 2001 and has 28 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Mid Cap Growth Fund (Class A shares at net asset value)	10.73%
Ivy Mid Cap Growth Fund (Class A shares including sales charges)	4.37%
Benchmark(s) and/or Lipper Category
Russell Midcap Growth Index	15.56%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Mid-cap Growth Funds Universe Average	11.59%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

We fought a few key battles in the fiscal year, the biggest and most impactful being the current risk-on environment that favored lower-quality business models, balance sheets and strong differentiated growth, either real or perceived. Non-earners, low return-on-equity and high debt-to-total capitalization companies soared in value relative to the rest of the market for much of the year. We are encouraged, however, that the market environment is transitioning to one of more sound thinking about creditworthiness and stability, and sustainability of earnings.

Contributors and detractors

Although the Fund had positive returns on a relative basis, it underperformed the benchmark index for the fiscal year ended March 31, 2015. The primary factors in the Fund’s underperformance were stock selection issues, first in energy, and secondarily in financials. Additionally, the Fund’s industrials stocks turned in weak performance.

The Fund’s energy holdings were weak across the board, as the swift decline in the price of oil since last June, but most notably within the final quarter of calendar year 2014, became a woodshed moment for the group generally, and the Fund’s holdings specifically. The largest negative contribution to the Fund during the fiscal year came from companies with exposure to domestic shale oil drilling in the Bakken region, as well as those related to deepwater drilling. We understand the severe reaction by investors to the rapid changes in the economics of oil- and gas-related companies, but are of the opinion that the problem has been considerably underappreciated, as the dynamics of shale oil drilling may be such that the oversupply problem is solved with greater expediency than we’ve seen historically. In that regard, we have retained our energy positions in the Fund and have added exposure since late 2014, in both new and existing positions, where we have seen stock price opportunities present themselves. Noble Energy and Cimarex Energy are both new holdings since late 2014.

The performance of the Fund’s financials stocks was also weak relative to the benchmark, primarily due to a lack of exposure to strongly performing real estate investment trust stocks, which continued to be favored by investors because of their healthy dividends and access to inexpensive capital to run their businesses. We were slightly underweight the outperforming financials sector and a few of the Fund’s holdings turned in weak performance, including UMB Financial and Oaktree Capital Group. While Signature Bank of New York, First Republic Bank and Northern Trust all posted gains for the year, all of the Fund’s bank stocks underperformed the financials sector and the overall index, as persistently low interest rates continue to pressure the spread lending business models of most banks. Conversely, CME Group, a recent addition to the Fund, turned in a strong performance, as volatility in currency, interest rate and energy markets drove demand for its risk management services.

The Fund held many weak positions in industrials, but the weakest and most negatively impactful were those that are associated with customers in the energy and other commodities industries. Flowserve, Jacobs Engineering (no longer a holding of the Fund) and Joy Global all struggled because of concerns about their business with customers in the energy industry. Joy Global’s issues extended to broad weakness in the mining sector, globally. The weakness in these industrials names, and a number of others in the group, overwhelmed the Fund’s successes we had , including Polypore International, which recently received a buyout offer that topped off an already good year for the stock; Stericycle, which collects and processes medical waste, and is a perennially strong performer because of the consistent and growing demand for its services; Fortune Brands Home and Security, which saw an improvement in performance late in the fiscal year as the outlook for the housing market improved; also Verisk Analytics and Expeditors International.

The Fund’s technology exposure was a modest negative contributor to the Fund’s return for the fiscal year. The Fund was overweight this outperforming sector, but its modest exposure to the very strong semiconductor sector and weakness in two names in particular, Pandora Media and SanDisk, were negative to performance. Pandora Media continues to struggle under controversy surrounding the outcome of a royalty board decision expected later in 2015, in addition to concerns about the pace of growth of its business. We think that Pandora Media represents one of the best internet media properties, with the opportunity to continue building a vibrant business around a sizable streaming music user base, and that the royalty board outcome will not be unfavorable to the company. We retain the name in the Fund and will be interested in building a larger position as the outlook for the company clears. The weak performance of SanDisk came after news of a sluggish December 2014 and 2015 outlook, and then

2015	ANNUAL REPORT	137

MANAGEMENT DISCUSSION

Ivy Mid Cap Growth Fund	(UNAUDITED)

weakened further with another soft business outlook late in the first quarter of 2015. Outside of those issues, our technology names performed very well. Electronic Arts, Service Now, Alliance Data Systems and Costar Group were all standout performers.

The Fund was underweight the outperforming materials sector, which accounted for the majority of the Fund’s underperformance in that group. A lack of exposure to the utilities and telecommunications sectors was a light positive and a modest negative to performance, respectively. Telecommunications strongly outperformed the index, while utilities underperformed considerably. Both are small weights in the index.

Our cash holdings and equity options were the final detractor from performance last fiscal year. Our average cash position of 3.18% across the fiscal year was an opportunity cost in a strong positive market. Equity options, used primarily for hedging purposes, or building or exiting positions, was 26 basis points to the negative for our relative performance.

The Fund’s consumer discretionary group was relatively neutral to performance, as was the materials group. Adding consumer discretionary exposure to the Fund early in the fiscal year proved to be a positive for Fund performance. The negative impact of a difficult holiday season and pressure on demand in the spring-selling season related to the severe winter weather across much of the U.S. gave way to the benefits to the consumer of stronger employment growth and the rapid decline in the price of oil. Most of our specialty retail and apparel names performed strongly, particularly in the fourth quarter when it became clear that holiday season 2014 would be much stronger than 2013. Limited Brands (no longer a holding of the Fund), Ross Stores, Nordstrom, Urban Outfitters and Carter’s all benefited from an improving consumer environment and stronger holiday-selling season. Norwegian Cruise Line performed well in the portfolio last fiscal year, although the Fund sold it, as the stock became fully valued, in our opinion. A few weak names in consumer discretionary included Mattel, which was a significant disappointment in a time when consumer discretionary spending is on the upswing; Polo Ralph Lauren and Tiffany, which both fell prey to the strong dollar’s impact on sales and margins because of foreign revenue; LKQ Corporation, another strong dollar victim, in addition to its own issues assimilating an overseas acquisition; and Panera Bread, which is spending money to reinvent aspects of its business without convincing results, to date. We remain committed to most of these names and their longer-term growth and earnings prospects, and, in fact, have added to the position in many of them as their stock prices have weakened. LKQ Corp and Panera Bread are the exceptions, where we have sold these stocks in favor of allocating the assets to what we think are more promising opportunities to generate returns for our shareholders.

Materials sector holdings added a slight positive contribution to overall performance. Two stocks, Scotts Miracle-Gro Company and Valspar Corporation, both outperformed the sector and the overall mid-cap growth index.

Our consumer staples exposure was a slight positive for performance, as all of our holdings in that group posted positive returns, and most, well in excess of the index. Coty Inc., Mead Johnson and Hain Celestial Group all delivered very strong performance.

We saw the strongest relative performance contribution last year from our health care group. The Fund’s health care stocks performed generally well, but its underweight exposure to the strong performing biotechnology space was an opportunity cost, as that sector within the benchmark had strong returns. Our strong overweight position in general to the index made a difference, however, as our health care exposure made a solid positive relative contribution to the Fund’s return for the fiscal year. We have made a lot of progress in our health care exposure, adding what we consider to be more stable and less risky biotechnology positions to the portfolio, in addition to some greater exposure to medical technology and health care capital equipment stocks that we believe will benefit from greater utilization of health care related to strengthening employment data, and also the Affordable Care Act. Health care is our most substantially overweight sector in the portfolio. All of our names, except for one, delivered positive returns, many of them at exceptional levels

We were overweight health care and technology last fiscal year, neutral energy and underweight consumer staples, materials, consumer discretionary, industrials, financials, telecommunications and utilities.

Outlook

Our outlook for the stock market can best be described as cautiously constructive. The economy still appears to be in a growth mode, albeit at a low — and a lower than expected — rate. There are more stresses on the earnings outlook than we have seen in a considerable period of time. And while much of this stress is centered in the energy sector, there is the potential for a negative feedback loop associated with energy-related employment and spending to develop that could more broadly impact economic growth and corporate health.

The strengthening dollar is another source of earnings pressure on many companies that derive business from overseas, as was the severe winter weather and consumption weakness in the first quarter of 2015. Labor costs are also drifting higher. So earnings seem to be marking time, at best, in the first half of this year, and the valuation on those earnings, while not extreme, is certainly no longer a gift to investors. Finally, expectations of an initial interest rate hike from the Federal Reserve adds another level of uncertainty and volatility to the stock market, given concerns about the potential impact of any increase in rates on the economy and corporate earnings.

We will need to gain some confidence that the positives in the economy — greater employment, an improving housing market, low energy prices, and more accommodative lending — will be enough to offset the negatives to earnings, allowing earnings and stock prices to move higher. We think these positives will outweigh the negatives as we progress through the next few quarters, but the outlook is certainly not clear. We think that the ongoing slow rate of growth in the economy will drive greater demand from investors for the stocks of clearly differentiated growth companies that can deliver performance independent of any sluggishness in the economy. We think the markets will trend more defensively as well, in terms of both earnings stability and credit worthiness. We believe that valuation will be a concern if earnings growth is less certain. We think our preference for high-quality growth companies with stable and sustainable earnings profiles and strong balance sheets should serve our investors well should the economy struggle to regain a faster growth rate as it progresses through 2015.

138	ANNUAL REPORT	2015

We will continue to invest in what we believe are well-managed growth opportunities in the key growth sectors of the economy, including health care, technology, consumer discretionary, some aspects of consumer staples, financials and industrials. At this time, energy is a particularly interesting sector to search for growth companies at attractive valuations given the damage to stocks we have seen associated with the decline in the price of oil and the related pressure on the earnings of these companies. We think that there are similar opportunities in some parts of the industrials sector, as many companies in that group are experiencing earnings declines because of the weakness of many of their oil and gas related customers. Many industrials stocks have been under pressure and are beginning to look interesting to us.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Mid Cap Growth Fund’s performance.

2015	ANNUAL REPORT	139

PORTFOLIO HIGHLIGHTS

Ivy Mid Cap Growth Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	98.0%
Consumer Discretionary	19.8%
Health Care	18.2%
Information Technology	17.3%
Industrials	16.5%
Financials	10.0%
Consumer Staples	7.4%
Energy	6.7%
Materials	2.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.0%

Lipper Rankings

Category: Lipper Mid-Cap Growth Funds	Rank	Percentile
1 Year	270/429	63
3 Year	296/375	79
5 Year	179/340	53
10 Year	42/236	18

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Electronic Arts, Inc.	Information Technology	Home Entertainment Software
Northern Trust Corp.	Financials	Asset Management & Custody Banks
Intuitive Surgical, Inc.	Health Care	Health Care Equipment
Expeditors International of Washington, Inc.	Industrials	Air Freight & Logistics
Mead Johnson Nutrition Co.	Consumer Staples	Packaged Foods & Meats
Microchip Technology, Inc.	Information Technology	Semiconductors
Signature Bank	Financials	Regional Banks
First Republic Bank	Financials	Regional Banks
Hain Celestial Group, Inc. (The)	Consumer Staples	Packaged Foods & Meats
Ulta Salon, Cosmetics & Fragrance, Inc.	Consumer Discretionary	Specialty Stores

See your advisor or www.ivyfunds.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

140	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Mid Cap Growth Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	4.37%	6.03%	10.00%	4.13%	11.09%	10.40%	—	10.82%
5-year period ended 3-31-15	13.46%	13.70%	13.98%	13.21%	15.22%	14.54%	—	14.96%
10-year period ended 3-31-15	10.13%	9.89%	10.00%	—	—	—	—	11.07%
Since Inception of Class through 3-31-15(5)	—	—	—	8.75%	10.39%	9.56%	12.18%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-29-05 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	141

SCHEDULE OF INVESTMENTS

Ivy Mid Cap Growth Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 4.7%
DSW, Inc., Class A	1,629	$60,060
Ross Stores, Inc.	781	82,339
Urban Outfitters, Inc. (A)	2,178	99,425

		241,824

Apparel, Accessories & Luxury Goods – 5.1%
Burberry Group plc (B)	2,268	58,304
Carter’s, Inc.	849	78,514
Fifth & Pacific Co., Inc. (A)	1,244	41,551
Polo Ralph Lauren Corp. (C)	309	40,631
Under Armour, Inc., Class A (A)	518	41,849

		260,849

Auto Parts & Equipment – 1.0%
Gentex Corp.	2,885	52,789

Department Stores – 1.4%
Nordstrom, Inc.	931	74,809

Internet Retail – 0.6%
TripAdvisor, Inc. (A)	380	31,570

Leisure Products – 2.1%
Mattel, Inc.	2,567	58,667
Polaris Industries, Inc.	361	50,954

		109,621

Restaurants – 1.8%
Dunkin’ Brands Group, Inc. (C)	1,904	90,537

Specialty Stores – 3.1%
Tiffany & Co.	622	54,708
Ulta Salon, Cosmetics & Fragrance, Inc. (A)	705	106,338

		161,046

Total Consumer Discretionary – 19.8%		1,023,045
Consumer Staples

Distillers & Vintners – 0.9%
Brown-Forman Corp., Class B	518	46,798

Food Retail – 1.0%
Whole Foods Market, Inc.	993	51,704

Packaged Foods & Meats – 4.4%
Hain Celestial Group, Inc. (The) (A)	1,682	107,744
Mead Johnson Nutrition Co. (C)	1,195	120,148

		227,892

COMMON STOCKS (Continued)	Shares	Value
Personal Products – 1.1%
Coty, Inc., Class A	2,242	$54,402

Total Consumer Staples – 7.4%		380,796
Energy

Oil & Gas Equipment & Services – 0.7%
Dril-Quip, Inc. (A)	540	36,901

Oil & Gas Exploration & Production – 6.0%
Cabot Oil & Gas Corp.	2,359	69,676
Cimarex Energy Co.	359	41,279
Continental Resources, Inc. (A)	1,646	71,892
Noble Energy, Inc.	952	46,530
Oasis Petroleum LLC (A)	2,043	29,058
Southwestern Energy Co. (A)	2,189	50,772

		309,207

Total Energy – 6.7%		346,108
Financials

Asset Management & Custody Banks – 3.7%
Northern Trust Corp.	2,221	154,726
Oaktree Capital Group LLC	740	38,214

		192,940

Regional Banks – 5.0%
First Republic Bank	1,915	109,337
Signature Bank (A)	871	112,873
UMB Financial Corp.	658	34,784

		256,994

Specialized Finance – 1.3%
CME Group, Inc.	713	67,485

Total Financials – 10.0%		517,419
Health Care

Biotechnology – 6.6%
ACADIA Pharmaceuticals, Inc. (A)	1,137	37,063
Alkermes plc (A)	1,243	75,788
BioMarin Pharmaceutical, Inc. (A)	795	99,108
Incyte Corp. (A)	579	53,041
Medivation, Inc. (A)	606	78,157

		343,157

Health Care Distributors – 1.5%
Henry Schein, Inc. (A)	539	75,222

Health Care Equipment – 4.7%
Intuitive Surgical, Inc. (A)	287	145,073
Varian Medical Systems, Inc. (A)	1,030	96,872

		241,945

COMMON STOCKS (Continued)	Shares	Value
Health Care Facilities – 1.1%
Acadia Healthcare Co., Inc. (A)	801	$57,363

Health Care Supplies – 1.2%
Align Technology, Inc. (A)	1,205	64,789

Health Care Technology – 1.2%
Cerner Corp. (A)(C)	840	61,562

Pharmaceuticals – 1.9%
Zoetis, Inc.	2,115	97,896

Total Health Care – 18.2%		941,934
Industrials

Air Freight & Logistics – 2.3%
Expeditors International of Washington, Inc.	2,496	120,241

Building Products – 2.0%
Fortune Brands Home & Security, Inc.	2,182	103,584

Construction Machinery & Heavy Trucks – 0.9%
Joy Global, Inc.	1,230	48,187

Electrical Components & Equipment – 1.2%
Generac Holdings, Inc. (A)	206	10,054
Polypore International, Inc. (A)(D)	877	51,674

		61,728

Environmental & Facilities Services – 1.6%
Stericycle, Inc. (A)	573	80,421

Industrial Machinery – 1.5%
Flowserve Corp.	1,376	77,724

Research & Consulting Services – 4.6%
CoStar Group, Inc. (A)	415	82,082
Towers Watson & Co., Class A	500	66,126
Verisk Analytics, Inc., Class A (A)	1,210	86,422

		234,630

Trading Companies & Distributors – 1.9%
Fastenal Co.	2,364	97,954

Trucking – 0.5%
J.B. Hunt Transport Services, Inc.	303	25,890

Total Industrials – 16.5%		850,359
Information Technology

Application Software – 1.3%
ANSYS, Inc. (A)	738	65,124

142	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Mid Cap Growth Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Communications Equipment – 1.2%
F5 Networks, Inc. (A)	559	$64,235

Data Processing & Outsourced Services – 1.6%
Alliance Data Systems Corp. (A)	272	80,553

Home Entertainment Software – 3.1%
Electronic Arts, Inc. (A)(C)	2,715	159,693

Internet Software & Services – 4.1%
GrubHub, Inc. (A)	1,582	71,808
Pandora Media, Inc. (A)	5,547	89,920
WebMD Health Corp., Class A (A)	1,159	50,820

		212,548

IT Consulting & Other Services – 1.6%
Teradata Corp. (A)	1,839	81,159

Semiconductors – 2.3%
Microchip Technology, Inc.	2,428	118,741

Systems Software – 1.3%
ServiceNow, Inc. (A)	885	69,716

Technology Hardware, Storage & Peripherals – 0.8%
SanDisk Corp.	620	39,455

Total Information Technology – 17.3%		891,224
Materials

Fertilizers & Agricultural Chemicals – 1.1%
Scotts Miracle-Gro Co. (The)	845	56,782

COMMON STOCKS (Continued)	Shares	Value
Specialty Chemicals – 1.0%
Valspar Corp. (The)	587	$49,303

Total Materials – 2.1%		106,085

TOTAL COMMON STOCKS – 98.0%		$5,056,970
(Cost: $4,033,212)

SHORT-TERM SECURITIES	Principal
Commercial Paper (E) – 1.6%
Becton Dickinson & Co.,
0.450%, 4–6–15	$5,000	5,000
Campbell Soup Co.,
0.470%, 4–22–15	4,650	4,649
CVS Caremark Corp.,
0.470%, 4–27–15	7,000	6,997
Kellogg Co.:
0.430%, 4–1–15	10,000	10,000
0.450%, 4–21–15	10,000	9,997
Kroger Co. (The),
0.310%, 4–7–15	4,000	4,000
National Oilwell Varco, Inc.,
0.130%, 4–15–15	10,000	9,999
Novartis Finance Corp. (GTD by Novartis AG),
0.100%, 4–9–15	5,000	5,000
Unilever Capital Corp. (GTD by Unilever N.V.),
0.140%, 4–8–15	6,000	6,000
Virginia Electric and Power Co.,
0.520%, 5–4–15	5,000	4,998
Walgreens Boots Alliance, Inc.,
0.550%, 4–17–15	15,000	14,996

		81,636

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.0%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (F)	$1,392	$1,392

Municipal Obligations – 0.0%
MS Business Fin Corp., Gulf Opp Zone Indl Dev Var Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.),
0.030%, 4–1–15 (F)	500	500

United States Government Agency Obligations – 0.2%
Overseas Private Investment Corp. (GTD by U.S. Government):
0.110%, 4–1–15 (F)	1,530	1,530
0.110%, 4–7–15 (F)	9,731	9,731

		11,261

TOTAL SHORT-TERM SECURITIES – 1.8%		$94,789
(Cost: $94,789)

TOTAL INVESTMENT SECURITIES – 99.8%		$5,151,759
(Cost: $4,128,001)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		9,337

NET ASSETS – 100.0%		$5,161,096

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	All or a portion of securities with an aggregate value of $887 are held in collateralized accounts for OTC derivatives collateral as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(D)	All or a portion of securities with an aggregate value of $6,691 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(E)	Rate shown is the yield to maturity at March 31, 2015.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following written options were outstanding at March 31, 2015 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
ACADIA Pharmaceuticals, Inc.	Goldman Sachs International	Put	5,537	May 2015	$28.00	$686	$(402)
Dril-Quip, Inc.	Citibank N.A.	Call	2,855	April 2015	70.00	343	(271)
Pacira Pharmaceuticals, Inc.	Goldman Sachs International	Put	2,887	May 2015	85.00	1,010	(1,357)

						$2,039	$(2,030)

2015	ANNUAL REPORT	143

SCHEDULE OF INVESTMENTS

Ivy Mid Cap Growth Fund (in thousands)	MARCH 31, 2015

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$5,056,970	$—	$—
Short-Term Securities	—	94,789	—
Total	$5,056,970	$94,789	$—

Liabilities
Written Options	$—	$2,030	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

144	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Mid Cap Income Opportunities Fund	(UNAUDITED)

Kimberly A. Scott

Nathan A. Brown

Below, Kimberly A. Scott, CFA, and Nathan A. Brown, CFA, portfolio managers of Ivy Mid Cap Income Opportunities Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2015. Ms. Scott has 28 years of industry experience and Mr. Brown has 15 years of industry experience. They have co-managed the Fund since its inception on October 1, 2014.

Fiscal Year Performance

For the Period Ended March 31, 2015 Performance is since Fund inception, which was as of end of day on October 1, 2014.
Ivy Mid Cap Income Opportunities Fund (Class A shares at net asset value)	11.56%
Ivy Mid Cap Income Opportunities Fund (Class A shares including sales charges)	5.15%
Benchmark(s) and/or Lipper Category
Russell Midcap Index	11.69%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Mid-Cap Core Funds Universe Average	10.90%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

The abbreviated fiscal year October 1, 2014 (Fund launch date) through March 31, 2015 produced a solid return for the U.S. equity markets, inclusive of the Russell Midcap Index, the Fund’s benchmark. The benchmark increased 11.69% during the six-month period with broad-based increases across all sectors except energy. Thematically, the most significant occurrence during the six-month period was the rapid decline in energy-based commodities and the impact that had on securities linked to energy prices. The energy sector was down considerably for the six-month period whereas sectors which benefit from lower energy prices produced solid performance. The consumer discretionary sector increased during the fiscal period, as the stock market anticipated better results as consumers benefited from a shift in spending from the gas pump to other discretionary items. The consumer staples sector also increased for reasons similar to consumer discretionary, but also from a likely benefit on lower packaging and shipping costs resulting from lower commodity prices. Health care was the best performing sector during the fiscal period as it benefited from increased utilization generated from both an improving labor market and increased coverage from the Affordable Care Act. Rounding out performance for the fiscal period for the remaining sectors, technology and financials both had near-benchmark performance during the quarter. Industrials, telecommunications, materials, and utilities underperformed the benchmark.

In regard to the benchmark, during the six-month period, there was not a discernible preference for dividend payers in the market, as a strong preference in the first three months (October-December 2014) was erased in the second three months (January-March 2015).

Contributors and detractors

In its inaugural year, although abbreviated, the Fund slightly underperformed its benchmark. Strong stock selection was more than offset by the headwind created by sector allocation driving the underperformance. The Fund held large overweight positions across materials, energy and consumer discretionary, a slight overweight position in industrials, near benchmark allocation in consumer staples and technology, and significant underweight positions in financials, health care and utilities versus the benchmark. The Fund also carried an average of 2.9% in cash given consistent inflows. The overall underperformance of the fund was primarily isolated to energy, financials and healthcare sectors in conjunction with the cash position that detracted in the appreciating market. The Fund’s strategy of investing in income-producing stocks made modest contributions to the total return of the Fund during the fiscal period.

Relative performance in energy was hindered due to the Fund’s overweight position in a sector that was hurt by falling commodity prices. Two of the Fund’s holdings benefited from acquisition activity, Atlas Pipeline Partners L.P. and Regency Energy Partners L.P., but it was not enough to overcome the negative impact of the Fund’s overweight allocation to this sector. With these holdings no longer in the portfolio, we added Helmerich & Payne, Plaines All American Pipeline L.P. and Targa Resources Partners L.P.

Poor stock selection was the cause of underperformance within financials, with all holdings, excluding Corrections Corporation of America, being detractors. The biggest detractor was Artisan Partners Asset Management, as difficult relative performance for some of its funds caused modest outflows.

The Fund experienced strong appreciation in individual stocks within health care, but an overall underweight position, and more specifically, an underweight position in the biotechnology subsector, was the main culprit of underperformance. Becton, Dickenson & Co., Cardinal Health and HealthSouth Corporation all delivered returns in excess of the benchmark, but lagged sector level performance.

Strong stock selection more than offset the headwind from sector allocation and drove sector outperformance in industrials. The HNI Corporation benefited from an improving macroeconomic backdrop around both its primary end-markets, commercial and residential construction. KAR Auction

2015	ANNUAL REPORT	145

MANAGEMENT DISCUSSION

Ivy Mid Cap Income Opportunities Fund	(UNAUDITED)

Services generated the remaining outperformance in the sector as the underlying economics within that company’s business model improved during the period driving better profitability.

Within materials, stock selection again was the driver of sector outperformance as the sector overweight proved to be a headwind. Scotts Miracle-Gro and Sonoco Products were among the Fund’s better performing names. We believe both companies should benefit from an improved consumer spending environment and lower raw material costs in the next year.

Sector outperformance in utilities was caused by both an underweight in the underperforming sector and solid stock selection. UIL Holdings produced most of the upside in performance and was sold during the period after experiencing appreciation on some unusual news. American Water Works also provided strong performance during the period.

Outlook

Our broad outlook for the economy and the financial markets remains unchanged from the start of calendar year 2015. While additional variables could surface during the upcoming 12 months, we feel the most important ones that we are watching continue to be domestic economic growth, interest rates, commodity prices and foreign economic growth.

Many of the government economic releases have been weaker than expected during first quarter 2015; however, our conviction remains that we will see better growth this calendar year. We feel that much of the weakness can be explained by yet another year of significant weather events and the worker strikes at West Coast ports. Absent these events, which are both in the rearview, we feel the economy is growing nicely. The underlying environment appears to be quite favorable for the consumer with increasing employment, increasing wages and benefits from lower energy costs. The industrial economy appears on weaker footing, as lower prospects from oil and gas spending and pressures from a stronger dollar may continue to cause negative variances. Offsetting these factors, we expect continued strength in residential and commercial construction markets.

We believe the Fund’s current income generation ability to be favorable to the fixed-income market. Over the next nine months, we believe that the relative attractiveness will decrease somewhat as the Federal Reserve likely begins raising the federal funds rate. We feel comfortable saying this could increase short-term rates, but the pressure on longer-term bonds may stay low given alternative investments in the rest of the world. Summing up our view, we believe the Fund will continue to offer an attractive absolute and relative income generation versus government bonds throughout 2015, but likely at a slightly smaller differential than in 2014.

Following a steep decline in energy-linked commodities in the fourth quarter of 2014, commodity prices were a bit more stable during the first quarter of 2015. We are a bit apprehensive to state that we have reached the bottom in prices, but we do believe we are building a solid foundation for which commodities can resume a more orderly increase. Specifically, capital expenditures for the oil and gas industry, particularly in the U.S., have been aggressively cut. We believe production will begin to be impacted in the second quarter of 2015, as we may see slowing growth in many of the oil shale basins. This, coupled with better demand, could cause a reverse in trend for the supply-demand gap, which should be positive to underlying commodity prices.

As the U.S. exits the quantitative easing and monetary stimulus “rehabilitation center,” many of the world’s economies, both developed and emerging, either have remained patient or appear ready to check into their own “rehabilitation centers.” The European Central Bank has formally begun quantitative easing. China has begun to increase the fiscal stimulus injected into its economy. This has caused a rapid increase in the value of the dollar. Given both transaction and translation impacts from the stronger dollar, earnings estimates for many U.S.-based global companies have been under pressure. While this is a negative for U.S. growth, we believe it should be a positive for more export-based economies in the European Union, Japan, and the emerging markets and we have seen some better, albeit modest, growth from these regions.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Dividend-paying instruments may not experience the same price appreciation as non-dividend paying investments. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend paid by the company may fluctuate significantly. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Mid Cap Income Opportunities Fund’s performance.

146	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Mid Cap Income Opportunities Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	98.3%
Consumer Discretionary	19.9%
Industrials	19.6%
Information Technology	13.9%
Financials	11.1%
Energy	8.7%
Materials	8.4%
Health Care	8.3%
Consumer Staples	5.7%
Utilities	2.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.7%

Top 10 Equity Holdings

Company	Sector	Industry
Cracker Barrel Old Country Store, Inc.	Consumer Discretionary	Restaurants
HNI Corp.	Industrials	Office Services & Supplies
McCormick & Co., Inc.	Consumer Staples	Packaged Foods & Meats
Targa Resources Partners L.P.	Energy	Oil & Gas Storage & Transportation
Helmerich & Payne, Inc.	Energy	Oil & Gas Drilling
Cinemark Holdings, Inc.	Consumer Discretionary	Movies & Entertainment
Xilinx, Inc.	Information Technology	Semiconductors
Plains All American Pipeline L.P.	Energy	Oil & Gas Storage & Transportation
KAR Auction Services, Inc.	Industrials	Diversified Support Services
Limited Brands, Inc.	Consumer Discretionary	Apparel Retail
See your advisor or www.ivyfunds.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	147

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Mid Cap Income Opportunities Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	—	—	—	—	—	—	—
5-year period ended 3-31-15	—	—	—	—	—	—	—
10-year period ended 3-31-15	—	—	—	—	—	—	—
Since Inception of Class through 3-31-15(4)	5.15%	10.26%	5.26%	11.81%	11.38%	11.81%	11.66%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	10-1-14 for Class A shares, 10-1-14 for Class C shares, 10-1-14 for Class E shares, 10-1-14 for Class I shares, 10-1-14 for Class R shares, 10-1-14 for Class R6 shares and 10-1-14 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

148	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Mid Cap Income Opportunities Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 2.8%
Limited Brands, Inc.	20	$1,868

Casinos & Gaming – 2.8%
Wynn Resorts Ltd.	14	1,814

Consumer Electronics – 2.8%
Garmin Ltd.	39	1,830

Home Furnishings – 2.8%
Leggett & Platt, Inc.	40	1,838

Leisure Products – 2.8%
Mattel, Inc.	81	1,855

Movies & Entertainment – 2.9%
Cinemark Holdings, Inc.	42	1,906

Restaurants – 3.0%
Cracker Barrel Old Country Store, Inc.	13	1,953

Total Consumer Discretionary – 19.9%		13,064
Consumer Staples

Household Products – 2.8%
Clorox Co. (The)	16	1,817

Packaged Foods & Meats – 2.9%
McCormick & Co., Inc.	25	1,922

Total Consumer Staples – 5.7%		3,739
Energy

Oil & Gas Drilling – 2.9%
Helmerich & Payne, Inc.	28	1,909

Oil & Gas Storage & Transportation – 5.8%
Plains All American Pipeline L.P.	39	1,887
Targa Resources Partners L.P.	46	1,913

		3,800

Total Energy – 8.7%		5,709
Financials

Asset Management & Custody Banks – 2.7%
Artisan Partners Asset Management, Inc.	40	1,803

Insurance Brokers – 2.8%
Arthur J. Gallagher & Co.	39	1,834

Regional Banks – 5.6%
BankUnited, Inc.	55	1,812
Umpqua Holdings Corp.	106	1,822

		3,634

Total Financials – 11.1%		7,271

COMMON STOCKS (Continued)	Shares	Value
Health Care

Health Care Equipment – 2.7%
Becton Dickinson & Co.	12	$1,788

Health Care Facilities – 2.7%
HealthSouth Corp.	41	1,805

Health Care Supplies – 2.9%
Cardinal Health, Inc.	20	1,849

Total Health Care – 8.3%		5,442
Industrials

Aerospace & Defense – 2.8%
L-3 Communications Holdings, Inc.	14	1,823

Air Freight & Logistics – 2.8%
C.H. Robinson Worldwide, Inc.	25	1,841

Commercial Printing – 2.7%
Corrections Corp. of America	44	1,779

Diversified Support Services – 2.9%
KAR Auction Services, Inc.	50	1,884

Environmental & Facilities Services – 2.7%
Republic Services, Inc., Class A	45	1,805

Office Services & Supplies – 5.7%
Avery Dennison Corp.	34	1,819
HNI Corp.	35	1,932

		3,751

Total Industrials – 19.6%		12,883
Information Technology

Data Processing & Outsourced Services – 2.7%
Paychex, Inc.	36	1,796

Semiconductors – 8.5%
Maxim Integrated Products, Inc.	53	1,845
Microchip Technology, Inc.	37	1,824
Xilinx, Inc.	45	1,889

		5,558

Systems Software – 2.7%
CA, Inc.	55	1,805

Total Information Technology – 13.9%		9,159
Materials

Fertilizers & Agricultural Chemicals – 2.8%
Scotts Miracle-Gro Co. (The)	27	1,824

COMMON STOCKS (Continued)	Shares	Value
Paper Packaging – 2.8%
Sonoco Products Co.	41	$1,858

Specialty Chemicals – 2.8%
RPM International, Inc.	38	1,838

Total Materials – 8.4%		5,520
Utilities

Water Utilities – 2.7%
American Water Works Co., Inc.	33	1,792

Total Utilities – 2.7%		1,792

TOTAL COMMON STOCKS – 98.3%		$64,579
(Cost: $60,790)

SHORT-TERM SECURITIES	Principal
Master Note – 1.9%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (A)	$1,228	1,228

TOTAL SHORT-TERM SECURITIES – 1.9%		$1,228
(Cost: $1,228)

TOTAL INVESTMENT SECURITIES – 100.2%		$65,807
(Cost: $62,018)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.2)%		(122)

NET ASSETS – 100.0%		$65,685

2015	ANNUAL REPORT	149

SCHEDULE OF INVESTMENTS

Ivy Mid Cap Income Opportunities Fund (in thousands)	MARCH 31, 2015

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$64,579	$—	$—
Short-Term Securities	—	1,228	—
Total	$64,579	$1,228	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

See Accompanying Notes to Financial Statements.

150	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Money Market Fund	(UNAUDITED)

Mira Stevovich

Below, Mira Stevovich, CFA, portfolio manager of Ivy Money Market Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. She has managed the Portfolio since 2000 and has 28 years of industry experience.

The Fund’s fiscal year ended on March 31, 2015 with short-term rates at the same low levels as at the beginning of the year. The Federal Reserve (Fed) continued to maintain a policy that provided liquidity to the economy. During the fiscal year, the money markets continued to be affected by low rates, as well as regulatory changes in the banking sector. The economy showed signs of improvement, but a low rate of inflation allowed for the continuation of an ultra-low federal funds target rate.

Lower rates, higher-quality bias

The fiscal year started with the federal funds rate at between 0% and 0.25%, where it remains to date. During the Fund’s fiscal year, the Fed gradually reduced the amount of U.S. Treasuries it was purchasing under its quantitative easing (QE) program. QE purchases concluded in October. Although the end of the QE program has removed a source of additional liquidity from the economy, it has not been followed by an increase in short-term interest rates. The Fed has been testing reverse repo programs that we believe will be integral to managing the federal funds rate once the Fed begins increasing short-term rates. These programs have helped the short-term market manage liquidity, and provided the Fed with useful data. It may be mid-2015 before any change would impact money market rates. However, market anticipation of a future rate increase has caused longer-dated security yields to increase. As a result, we will continue to manage the Fund in a fashion based on the current interest rate environment, closely monitoring any potential rate changes, and adjusting investments accordingly.

The drastically-low interest rates during the fiscal year restrained the Fund’s performance and rates on money market investments, in general. The Securities and Exchange Commission (SEC) regulation requiring that at least 30% of the Fund’s holdings mature in five business days or less also affected the Fund’s return, because very short maturities tend to carry the lowest interest rates.

Also acting to depress rates on the shortest maturities are new banking regulations, which make short-term borrowing by banks less attractive. This has reduced the supply of securities in the short maturity range, adding downward pressure on rates. Within the confines of the Fund’s liquidity and maturity requirements, we sought to maintain yield by purchasing longer-dated securities when credit spreads were wide. We also invested in floating rate notes based on the three-month London interbank offered rate (LIBOR). These notes carry a relatively attractive rate of investment, while allowing us to maintain a modest “weighted average maturity” (WAM) of the Fund. The 3-month LIBOR rate began the fiscal year at 0.22810 and decreased slightly early in the year, but began a move upwards to end the fiscal year higher at 0.27075%.

Credit quality remained an important factor in the management and performance of the Fund. We carefully review the companies and securities in which we invest; namely, we select investments that we believe to be of the highest credit quality, based on our credit risk constraints, although this higher-quality bias may hold down yield.

Selective investing

This past year, we have emphasized investments in securities that we believe are of the highest credit quality from many industries and sectors, and we intend to continue to do so going forward. We remain very selective of our investments. Corporate debt was used as an alternative investment when possible. We anticipate that we will continue to use floating-rate securities in the coming fiscal year, pending future developments in the money markets. We intend to include U.S. Treasury and government agency securities, as necessary.

We are managing the Fund to comply with SEC regulations of money market funds, which were introduced in 2010. The SEC added these regulations in an effort to provide money market investors with greater protection and more timely information about the fund in which they invest. To this end, we are maintaining daily and weekly liquidity levels according to the regulations, to provide for the liquidity needs of our shareholders and investing with a view towards diversification. We will continue to manage the Fund in a manner that we believe is prudent and in accordance with SEC regulations.

Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The opinions expressed in this report are those of the Fund manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

2015	ANNUAL REPORT	151

PORTFOLIO HIGHLIGHTS

Ivy Money Market Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Corporate Obligations	66.3%
Notes	35.1%
Commercial Paper	21.0%
Certificate Of Deposit	9.5%
Master Note	0.7%
Municipal Obligations	23.7%
United States Government and Government Agency Obligations	8.8%
Cash and Other Assets (Net of Liabilities)	1.2%

Lipper Rankings

Category: Lipper Money Market Funds	Rank	Percentile
1 Year	29/211	14
3 Year	28/205	14
5 Year	27/191	15
10 Year	76/166	46

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

152	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Money Market Fund (in thousands)	MARCH 31, 2015

CORPORATE OBLIGATIONS	Principal	Value
Certificate Of Deposit
Banco del Estado de Chile:
0.350%, 4–6–15 (A)	$250	$250
0.350%, 3–21–16 (A)	1,000	1,000
Bank of America N.A.:
0.210%, 4–15–15	2,500	2,500
0.210%, 5–8–15	3,000	3,000
0.250%, 7–14–15	2,000	2,000
BMO Harris Bank N.A.,
0.300%, 4–5–15 (A)	2,500	2,500
Citibank N.A.,
0.180%, 6–15–15	4,000	4,000

Total Certificate Of Deposit – 9.5%		15,250
Commercial Paper (B)
Coca–Cola Co. (The),
0.300%, 9–22–15	1,000	998
Ecolab, Inc.,
0.440%, 4–1–15	740	740
Essilor International S.A.,
0.160%, 5–12–15	1,000	1,000
Honeywell International, Inc.,
0.230%, 6–19–15	1,000	999
J.M. Smucker Co. (The),
0.280%, 4–1–15	750	750
Mondelez International, Inc.,
0.430%, 4–1–15	750	750
National Oilwell Varco, Inc.,
0.160%, 5–13–15	750	750
Northern Illinois Gas Co.:
0.300%, 4–2–15	5,350	5,350
0.370%, 4–6–15	2,350	2,350
River Fuel Co. #2, Inc. (GTD by Bank of Nova Scotia),
0.200%, 4–30–15	1,801	1,801
River Fuel Trust #1 (GTD by Bank of Nova Scotia),
0.290%, 4–30–15	850	850
St. Jude Medical, Inc.:
0.320%, 4–2–15	3,000	3,000
0.230%, 4–16–15	2,000	2,000
0.250%, 5–19–15	1,100	1,099
Toyota Motor Credit Corp.,
0.230%, 5–20–15 (A)	4,000	4,000
Wisconsin Electric Power Co.:
0.320%, 4–6–15	2,300	2,300
0.190%, 4–8–15	1,020	1,020
0.370%, 4–9–15	2,500	2,500
0.170%, 4–10–15	1,500	1,500

Total Commercial Paper –21.0%		33,757
Master Note
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (A)	1,070	1,070

Total Master Note – 0.7%		1,070

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Notes
American Honda Finance Corp.:
0.250%, 4–10–15 (A)	$3,500	$3,500
0.270%, 4–15–15 (A)	1,600	1,600
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB),
0.800%, 7–15–15	3,955	3,961
Banco del Estado de Chile:
0.270%, 4–1–15 (A)	2,000	2,000
0.370%, 4–22–15 (A)	4,400	4,400
Bank of New York Mellon Corp. (The),
2.950%, 6–18–15	250	251
Bank of Nova Scotia (The):
0.360%, 4–1–15 (A)	1,450	1,450
0.250%, 4–5–15 (A)	2,000	2,000
0.240%, 4–23–15 (A)	2,000	2,000
0.490%, 6–27–15 (A)	900	901
BMO Harris Bank N.A.,
0.280%, 4–10–15 (A)	2,150	2,150
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.),
2.750%, 6–24–15	698	702
Caterpillar, Inc.,
0.950%, 6–26–15	713	714
General Electric Capital Corp.:
0.450%, 4–6–15 (A)	1,500	1,502
0.450%, 4–9–15 (A)	1,528	1,530
1.002%, 4–9–15 (A)	500	501
1.056%, 5–8–15 (A)	400	402
0.860%, 6–12–15 (A)	1,600	1,606
1.000%, 6–23–15 (A)	1,300	1,305
1.625%, 7–2–15	1,000	1,003
JPMorgan Chase & Co.:
0.380%, 4–22–15 (A)	1,250	1,250
0.420%, 6–8–15 (A)	3,550	3,550
John Deere Capital Corp.:
0.380%, 6–13–15 (A)	800	801
0.950%, 6–29–15	210	210
JPMorgan Chase Bank N.A.,
0.310%, 4–23–15 (A)	1,600	1,600
McDonalds Corp.,
0.750%, 5–29–15	250	250
NIKE, Inc.,
5.150%, 10–15–15	165	169
PACCAR Financial Corp.,
1.050%, 6–5–15	100	100
PepsiCo, Inc.:
0.450%, 4–30–15 (A)	1,150	1,151
0.470%, 5–28–15 (A)	550	551
Rabobank Nederland,
0.310%, 5–12–15 (A)	1,000	1,000
Toyota Motor Credit Corp.:
0.400%, 4–8–15 (A)	500	500
0.420%, 6–20–15 (A)	250	250
U.S. Bank National Association,
0.320%, 5–28–15 (A)	2,000	2,001
United Technologies Corp.,
0.760%, 6–1–15 (A)	2,235	2,237

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Notes (Continued)
Wells Fargo & Co.,
0.460%, 4–28–15 (A)	$400	$400
Wells Fargo Bank N.A.:
0.310%, 4–20–15 (A)	1,600	1,600
0.380%, 4–20–15 (A)	2,000	2,000
0.350%, 6–10–15 (A)	1,500	1,500
0.360%, 6–15–15 (A)	1,800	1,800

Total Notes – 35.1%		56,398

TOTAL CORPORATE OBLIGATIONS – 66.3%		$106,475
(Cost: $106,475)

MUNICIPAL OBLIGATIONS
California – 1.9%
CA GO Bonds, Ser 2005A3 (GTD by Bank of America N.A.),
0.020%, 4–7–15 (A)	1,570	1,570
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by U.S. Government),
0.030%, 4–7–15 (A)	700	700
Fremont (Alameda Cnty, CA), Fremont Public Fin Auth (GTD by U.S. Bank N.A.),
0.010%, 4–7–15 (A)	775	775

		3,045

Colorado – 2.3%
Castle Rock, CO, Cert of Part, Ser 2008 (GTD by Wells Fargo Bank N.A.),
0.040%, 4–7–15 (A)	750	750
CO Hsng and Fin Auth, Multifam Hsng Rev Bonds (Greentree Vlg Apts Proj), Ser 2007 (GTD by U.S. Bank N.A.),
0.030%, 4–7–15 (A)	2,700	2,700
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ, Ser A-1 (GTD by JPMorgan Chase & Co.),
0.200%, 4–7–15 (A)	250	250

		3,700

2015	ANNUAL REPORT	153

SCHEDULE OF INVESTMENTS

Ivy Money Market Fund (in thousands)	MARCH 31, 2015

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Georgia – 4.1%
Dev Auth of Monroe Cty, Pollutn Ctl Rev Bonds (GA Power Co. Plant Scherer Proj), First Ser 2008 (GTD by Georgia Power Co.),
0.030%, 4–1–15 (A)	$1,618	$1,618
Muni Elec Auth GA, Gen Resolution Proj Bond Anticipation Notes, Ser B (Taxable), (GTD by Wells FargoBank N.A.),
0.130%, 4–20–15	935	935
Muni Elec Auth GA, Gen Resolution Proj Bond Anticipation Notes, Ser A (Taxable), (GTD by Wells Fargo Bank N.A.),
0.150%, 4–27–15	4,000	4,000

		6,553

Kansas – 1.3%
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004,
0.030%, 4–1–15 (A)	2,140	2,140

Louisiana – 2.4%
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2008A (GTD by Air Products and Chemicals, Inc.),
0.040%, 4–1–15 (A)	2,911	2,911
Parish of St. Bernard, LA, Exempt Fac Rev Bonds (Mobil Oil Corp. Proj), Ser 1996 (GTD by Exxon Mobil Corp.),
0.020%, 4–1–15 (A)	1,000	1,000

		3,911

Maryland – 1.2%
MD Hlth and Higher Edu Fac Auth Rev Bonds, Anne Arundel Hlth Sys Issue, Ser 2009A (GTD by Toronto Dominion Bank),
0.120%, 4–7–15 (A)	1,915	1,915

Michigan – 0.9%
MI Strategic Fund, Var Rate Demand Ltd. Oblig Rev Bonds (Air Products and Chemicals, Inc. Proj), Ser 2007 (GTD by Bank of New York (The)),
0.040%, 4–1–15 (A)	1,500	1,500

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Mississippi – 1.1%
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007B (GTD by Chevron Corp.),
0.010%, 4–1–15 (A)	$700	$700
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.),
0.010%, 4–1–15 (A)	210	210
MS Business Fin Corp., Gulf Opp Zone Indl Dev Var Rev Bonds (Chevron USA, Inc. Proj), Ser E (GTD by Chevron Corp.),
0.030%, 4–1–15 (A)	812	812

		1,722

Missouri – 0.6%
Kansas City, MO, Var Rate Demand Taxable Spl Oblig Rfdg Bonds (President Hotel Redev Proj), Ser 2009B (GTD by JPMorgan Chase & Co.),
0.110%, 4–7–15 (A)	950	950

New Jersey – 0.6%
Trap Rock Industries, Inc., Var Demand Bonds, Ser 2005 (GTD by Wachovia Bank N.A.),
0.170%, 4–7–15 (A)	1,045	1,045

New York – 2.0%
NY Hsng Fin Agy, Related-Caroline Apt Hsng Rev Bonds, Ser 2008A (GTD by Federal Home Loan Mortgage Corp.),
0.030%, 4–7–15 (A)	2,000	2,000
NY State Hsng Fin Agy, Maestro West Chelsea Hsng Rev Bonds, Ser 2014A,
0.020%, 4–7–15 (A)	500	500
NYC GO Bonds, Fiscal 2006 Ser E (GTD by Bank of America N.A.),
0.020%, 4–7–15 (A)	644	644

		3,144

Ohio – 0.7%
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2006,
0.030%, 4–7–15 (A)	1,200	1,200

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Tennessee – 0.5%
Johnson City, TN Hlth and Edu Fac, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2013A (GTD by U.S. Bank N.A.),
0.020%, 4–7–15 (A)	$760	$760

Texas – 3.3%
Port Arthur Nav Dist Indl Dev Corp., Exempt Fac Var Rate Rev Bonds (Air Prdts Proj), Ser 2006 (GTD by Air Products and Chemicals, Inc.),
0.040%, 4–1–15 (A)	2,300	2,300
Port Arthur Nav Dist Indl Dev Corp., Exempt Fac Var Rate Rev Bonds (Air Prdts Proj), Ser 2005 (GTD by Air Products and Chemicals, Inc.),
0.040%, 4–1–15 (A)	2,925	2,925

		5,225

Wyoming – 0.8%
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bonds (Chevron USA, Inc. Proj), Ser 1992 (GTD by Chevron Corp.),
0.030%, 4–1–15 (A)	1,283	1,283

TOTAL MUNICIPAL OBLIGATIONS – 23.7%		$38,093
(Cost: $38,093)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
United States Government Agency Obligations – 8.8%
Overseas Private Investment Corp. (GTD by U.S. Government):
0.110%, 4–1–15 (A)	1,974	1,974
0.110%, 4–3–15 (A)	2,208	2,208
0.110%, 4–7–15 (A)	7,701	7,701
0.110%, 4–29–15 (A)	2,000	2,000
Totem Ocean Trailer Express, Inc. (GTD by U.S. Government),
0.520%, 4–15–15 (A)	215	215

		14,098

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 8.8%		$14,098
(Cost: $14,098)

154	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Money Market Fund (in thousands)	MARCH 31, 2015

Value

TOTAL INVESTMENT SECURITIES – 98.8%	$158,666
(Cost: $158,666)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.2%	1,966

NET ASSETS – 100.0%	$160,632

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

(B)	Rate shown is the yield to maturity at March 31, 2015.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Corporate Obligations	$—	$106,475	$—
Municipal Obligations	—	38,093	—
United States Government and Government Agency Obligations	—	14,098	—
Total	$—	$158,666	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	155

MANAGEMENT DISCUSSION

Ivy Municipal Bond Fund	(UNAUDITED)

Bryan J. Bailey

Below, Bryan J. Bailey, CFA, portfolio manager of the Ivy Municipal Bond Fund, discusses positioning, performance and results for the fiscal year ending March 31, 2015. He has managed the Fund since 2008 and previously was the manager of the Fund from 2000 through 2007. He has 26 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2015
Ivy Municipal Bond Fund (Class A shares at net asset value)	5.51%
Ivy Municipal Bond Fund (Class A shares with sales charge)	1.03%
Benchmark(s) and/or Lipper Category
S&P Municipal Bond Index	6.59%
(generally reflects the performance of the U.S. municipal bond market)
Lipper General & Insured Municipal Debt Funds Universe Average	7.08%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable investment fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value.

The U.S. and the world

The Fund underperformed its benchmark and Lipper peer group during the period ended March 31, 2015. Underperformance can be explained by a defensive-to-neutral duration (interest rate sensitivity), an overall defensive portfolio structure, and exposure to Puerto Rico credits.

New issue volume was down substantially, while reinvestment income and bond maturity proceeds were at elevated levels, thus creating a severe supply/demand imbalance in the municipal bond market. Investor flows into the space were very favorable from the outset and remained consistently positive throughout the year.

An additional tailwind was provided by an aggressive rally in the Treasury market on concerns that the very soft first quarter 2014 economic performance was not a one-off weather related outlier, but a more ominous sign of a weakening U.S. economy. Other macro concerns were slowing economies in Europe, China and Japan, and geopolitical tensions in Russia/Crimea and the Middle East, which produced additional flight-to-quality buying.

Most U.S. economic data points reported in the second and third quarters of 2014 suggested that the U.S. economy was recovering modestly. However, U.S. economic bright spots continued to be overwhelmed by persistent geopolitical issues. Admittedly, the magnitude and momentum of the U.S. economic situation was clouded by a spate of weaker data releases near the end of the third quarter of 2014, and the fear that the violent decline in oil prices was a deflationary precursor.

The Federal Reserve (Fed) ended its latest quantitative easing (QE) program. Expectations of the first interest rate hike have shifted from meeting to meeting, elevating volatility. In the fourth quarter, market expectations of QE actions by the European Central Bank (ECB) drove developed market bond yields down to paltry levels, essentially putting a ceiling on U.S. Treasury rates, and indirectly municipal bond rates. The ECB commenced its QE program in the first quarter of 2015, which provided additional downward pressure on developed market interest rates. The first quarter also saw a dramatic upward shift in municipal bond issuance. New issue supply, primarily driven by issuers refunding older, higher-cost debt, has reversed the supply/demand imbalance year-to-date.

Category flows were positive over the Fund’s fiscal year, as investors regained confidence in the creditworthiness in the municipal space. Increased federal tax rates, and new Affordable Care Act taxes, also enhanced the attractiveness of municipal bonds relative to other fixed income alternatives. With new issue supply down approximately 12% in 2013, and in our view, entering the year priced relatively cheap to other investment grade fixed income products, there was pent-up demand and a recipe for a very big year in the municipal bond market.

Positioning

The Fund began the fiscal year positioned defensively in anticipation of the eventual start of an increasing interest rate cycle and the end of the 30-year bull market in bonds. Fund duration was below the Fund’s benchmark entering the fiscal year due to a larger than normal cash position, as well as approximately 8% exposure to municipal floating rate notes and municipal auction rate notes. The shorter duration strategy was a drag on performance over the fiscal year, as the market rallied aggressively. Fund turnover remained very low.

The elevated cash position was intended to provide a cushion against expected continued redemptions as we entered 2014, as well as a tactical position to redeploy into anticipated higher-yielding investments as the year progressed. Neither of these events materialized, and the market continued to grind higher (yields moved lower) as the year unfolded.

Fund performance was also negatively impacted by a slight overweighting vs. our benchmark in a diversified portfolio of Puerto Rico credits, all of which were dragged down by persistent negative headlines on the fiscal condition of the Commonwealth and restructuring speculation. Puerto Rico positions were pared during the year, and portfolio exposure to Puerto Rico entering the new fiscal year is negligible.

156	ANNUAL REPORT	2015

We believe we exercised discipline by not chasing the heavily outperforming high-yield sector. We will not compromise our investment principles. We are not willing to take what we think is excessive credit and duration risks, or utilize leverage, in an effort to produce out-sized returns that we think historically have been unsustainable and may subject investors to increased risk and a higher level of net-asset-value volatility. We will not compromise our management discipline. Preservation of capital is an important consideration in our efforts.

Outlook

We enter the new fiscal year facing many of the same challenges that we faced entering last year: municipal headline risk, interest rate risk, geopolitical risk, global slowdown/deflation risk, as well as having to deal with the speculation and uncertainty with regard to the Fed’s timetable for beginning to lift interest rates.

We fully expect market volatility to remain elevated. The U.S. economy appears to be recovering in most sectors, but recently reported softer economic data points have clouded the picture. Geopolitical tensions continue to be elevated. The Chinese and Japanese economies have been slowing, and most European economies are either in or near recession. However, despite all of these negative factors, we remain cautiously optimistic that the U.S. economy will continue to grow modestly.

We could be entering a challenging period for fixed income investors and total return expectations should probably be tempered to some degree. It is difficult to fathom the outsize total returns of the last few years continuing into the future, especially given that interest rates are still extremely low by all historical measures. In this low-yield environment, the Fund’s yield cushion does not provide much protection from capital losses when measuring total return.

While we believe that the 30-plus year bull market in bonds is nearing the end, or has already ended, we do not believe that a bear market is necessarily imminent in the short run. Bond yields could stay in a low, narrow range for the remainder of 2015, into 2016, or even longer. Municipal bond new issue volume trends will need to be monitored closely.

We fully anticipate an elevated level of headline risk in our market. However, despite all of the naysayers, in our opinion, the municipal bond market is and will remain, a very strong market from a credit perspective. Since the 2008 financial crisis, there has been an average of five municipal defaults per year, up from an average of 1.3 defaults annually from 1970 to 2007, according to Moody’s. There were no defaults among Moody’s rated municipal issuers in 2014. Municipal bond defaults continue to be heavily concentrated in the high-yield category.

We expect to keep the interest rate sensitivity of the Fund lower/neutral to the benchmark. As a result of the decline in rates, and re-balancing, the benchmark duration (interest rate sensitivity) is approximately 20% shorter than it was one year ago. The Fund will continue to hold an overweight cash position to give us the flexibility to take advantage of what we hope to be more attractive investment opportunities in the future. The Fund will continue to hold overweight positions in low A – BBB investment grade credits. The municipal yield curve has flattened aggressively over the last fiscal year, and is currently near its 10-year average slope. Going forward, we expect to keep the average credit quality of the Fund in the A-AA range, while actively seeking what we think are relative value opportunities between sectors, states, and security structures.

Positioning and asset distribution across the yield curve will continue to be a vital part of our investment strategy, as well as monitoring cross market technical factors. We will occasionally attempt to exploit trading opportunities in the high-yield space, without compromising our style discipline. We believe that the Fund is well positioned relative to its peers. The objective of the Fund remains the same-to provide income that is not subject to federal income taxes, while maximizing tax-free total return. To achieve that objective, we plan primarily to continue investing in short-, intermediate- and longer-term investment grade municipal bonds with an emphasis on overall quality and capital preservation with minimal yield sacrifice.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. The Fund may include a significant portion of its investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Municipal Bond Fund.

2015	ANNUAL REPORT	157

PORTFOLIO HIGHLIGHTS

Ivy Municipal Bond Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Bonds	85.4%
Municipal Bonds	85.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	14.6%

Lipper Rankings

Category: Lipper General & Insured Municipal Debt Funds	Rank	Percentile
1 Year	216/252	86
3 Year	186/226	82
5 Year	142/204	70
10 Year	63/150	42

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	77.8%
AAA	3.1%
AA	33.0%
A	27.7%
BBB	14.0%
Non-Investment Grade	7.6%
BB	1.6%
B	0.6%
Non-rated	5.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	14.6%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

158	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Municipal Bond Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class Y(5)
1-year period ended 3-31-15	1.03%	0.71%	4.72%	5.73%	5.52%
5-year period ended 3-31-15	3.90%	3.85%	4.02%	5.04%	4.81%
10-year period ended 3-31-15	3.91%	3.71%	3.56%	—	4.28%
Since Inception of Class through 3-31-15(6)	—	—	—	5.09%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	The return shown for Class Y is hypothetical because there were no shares or assets for the period from September 24, 2008 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

(6)	11-4-09 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	159

SCHEDULE OF INVESTMENTS

Ivy Municipal Bond Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS	Principal	Value
Alabama – 1.3%
The Pub Edu Bldg Auth of Tuscaloosa, Student Hsng Rev Bonds (Univ of AL Ridgecrest Residential Proj), Ser 2008,
6.750%, 7–1–33	$500	$574
The Spl Care Fac Fin Auth of Birmingham - Children’s Hosp, Hlth Care Fac Rev Bonds, Ser 2009,
6.000%, 6–1–39	750	878
Water Works Board of Birmingham, AL, Water Rev Bonds, Ser 2009-A,
5.125%, 1–1–34	750	838

		2,290

Arizona – 1.3%
AZ Cert of Part, Ser 2010A (Insured by AGM),
5.250%, 10–1–26	1,000	1,136
Rio Nuevo Multipurp Fac Dist (Tucson, AZ), Sub Lien Excise Tax Rev Bonds, Ser 2008,
6.625%, 7–15–25	500	583
Univ Med Ctr Corp. (Tucson, AZ), Hosp Rev Bonds, Ser 2009,
6.500%, 7–1–39	500	608

		2,327

California – 12.0%
Bay Area Toll Auth, San Francisco Bay Area Toll Bridge Rev Bonds, Ser 2008 D-1 Index Rate Bonds,
0.971%, 4–1–45 (A)	1,000	1,012
Bay Area Toll Auth, San Francisco Bay Area Toll Bridge Rev Bonds, Ser 2008 G-1,
1.120%, 4–1–45 (A)	1,500	1,530
CA Cmnty Trans Rev (Installment Sale), Cert of Part (T.R.I.P. - Total Road Impvt Prog), Ser 2012B,
5.250%, 6–1–42	345	384
CA Muni Fin Auth, Cmnty Hosp of Cent CA Oblig Group Cert of Part,
5.500%, 2–1–39	460	514
CA Pollutn Ctl Fin Auth, Solid Waste Disp Rev Bonds (Republic Svc, Inc. Proj), Ser 2002B,
5.250%, 6–1–23	415	451
CA Sch Fin Auth, Charter Sch Rev Bonds (Coastal Academy Proj), Ser 2013A,
5.000%, 10–1–22	375	413

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Statewide Cmnty Dev Auth, Insd Rev Bonds (Henry Mayo Newhall Mem Hosp), Ser 2007A,
5.000%, 10–1–37	$500	$554
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apt, Phase I Rfdg-CHF-Irvine LLC), Ser 2011,
5.000%, 5–15–21	1,365	1,576
CA Various Purp GO Bonds:
5.250%, 9–1–26	1,500	1,797
5.250%, 10–1–29	500	584
6.500%, 4–1–33	1,000	1,214
6.000%, 11–1–39	500	607
CA Various Purp GO Rfdg Bonds,
5.000%, 2–1–33	2,000	2,305
Cnty of Sacramento, Arpt Sys Sub and PFC/Grant Rev Bonds, Ser 2009,
5.125%, 7–1–25	500	562
Contra Costa Trans Auth, Sales Tax Rev Bonds (Ltd. Tax Bonds), Ltd. Tax Rfdg Bonds, Ser 2012A,
0.485%, 3–1–34 (A)	1,000	1,000
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2013A,
5.000%, 6–1–30	1,000	1,146
La Quinta Redev Proj Areas No. 1 and 2, Tax Alloc Rfdg Bonds, Ser 2014A,
5.000%, 9–1–34	750	867
Los Angeles Unif Sch Dist (Cnty of Los Angeles, CA), GO Bonds, Election of 2005, Ser 2009F,
5.000%, 1–1–34	500	567
Mountain View Shoreline Reg Park Comnty (Santa Clara Cnty, CA), Rev Bonds, Ser 2011A,
5.000%, 8–1–21	250	298
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Part,
6.750%, 11–1–39	250	278
Redev Agy for Riverside, Interstate 215 Corridor Redev Proj Area, 2010 Tax Alloc Bonds, Ser E,
5.250%, 10–1–20	570	658
Redev Agy for Riverside, Interstate 215 Corridor Redev Proj Area, Ser 2010E,
6.000%, 10–1–25	445	529

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
San Jose, CA Arpt Rev Bonds, Ser 2011A-1,
5.250%, 3–1–21	$500	$595
Southn CA Pub Power Auth, Transmission Proj Rev Bonds (Southn Transmission Proj), Ser 2008B,
6.000%, 7–1–27	500	582
State Pub Works Board of CA, Lease Rev Bonds (Various Cap Proj), Ser 2011A:
5.250%, 10–1–24	500	610
5.000%, 12–1–24	500	604
Upland Unif Sch Dist (San Bernardino Cnty, CA), Election of 2008 GO Bonds, Ser A,
0.000%, 8–1–31 (B)	150	81
Vernon Elec Sys Rev Bonds, Ser 2012A,
5.500%, 8–1–41	315	362

		21,680

Colorado – 2.5%
Adams 12 Five Star Sch, Adams and Broomfield Cnty, CO Cert of Part, Ser 2008,
5.000%, 12–1–25	500	563
City and Cnty of Broomfield, CO, Rfdg Cert of Part, Ser 2010,
5.000%, 12–1–23	500	579
CO Hsng and Fin Auth, Sngl Fam Mtg Class I Bonds, Ser 2009A (Insured by FHA/VA),
5.500%, 11–1–29	925	957
Joint Sch Dist No. 28J, Adams and Arapahoe Cnty, CO, GO Bonds, Ser 2008,
6.000%, 12–1–28	500	590
Lincoln Park Metro Dist, Douglas Cnty, CO, GO Rfdg and Impvt Bonds, Ser 2008,
6.125%, 12–1–30	500	567
Platte Vly Fire Protection Dist, Weld Cnty, CO, Cert of Part, Ser 2012,
5.000%, 12–1–36	300	320
Rgnl Trans Dist, Private Activity Bonds (Denver Transit Partn Eagle P3 Proj), Ser 2010,
6.500%, 1–15–30	750	892

		4,468

160	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Municipal Bond Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS (Continued)	Principal	Value
Connecticut – 0.8%
Cap City Econ Dev Auth, Prkg and Enrg Fee Rev Bonds, Ser 2008D,
5.000%, 6–15–22	$370	$413
CT GO Bonds, Ser 2012D,
0.940%, 9–15–19 (A)	1,000	1,019

		1,432

District Of Columbia – 1.4%
DC GO Rfdg Bonds, Ser 2008F (Insured by BHAC),
5.000%, 6–1–19	1,000	1,129
DC Hosp Rev Bonds (Sibley Mem Hosp Issue), Ser 2009,
6.375%, 10–1–39	750	884
Metro WA DC Arpt Auth, Dulles Toll Road, Second Sr Lien Rev Bonds, Ser 2009C,
0.000%, 10–1–41 (B)	500	594

		2,607

Florida – 5.7%
Brevard Cnty Hlth Fac Auth, Hlth Rev Bonds (Hlth First, Inc. Proj), Ser 2009B,
7.000%, 4–1–39	500	613
Brevard Cnty, FL, Indl Dev Rev Bonds (TUFF FL Tech Proj), Ser 2009,
6.750%, 11–1–39	500	560
Citizens Ppty Ins Corp., Sr Secured Rev Bonds, Ser 2010A-1,
5.250%, 6–1–17	400	438
Hillsborough Cnty Indl Dev Auth, Indl Dev Rev Bonds, Hlth Fac Proj (Univ Cmnty Hosp), Ser 2008A,
5.625%, 8–15–29	555	641
Hillsborough Cnty Indl Dev Auth, Indl Dev Rev Bonds, Hlth Fac Proj (Univ Cmnty Hosp), Ser 2008B,
8.000%, 8–15–32	600	779
Miami-Dade Cnty, FL, Aviation Rev Bonds, Miami Intl Arpt (Hub of the Americas), Ser 2009A,
5.500%, 10–1–36	500	576
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2010B,
5.000%, 10–1–23	500	576
Miami-Dade Cnty, FL, GO Bonds (Bldg Better Cmnty Prog), Ser 2008B,
6.250%, 7–1–26	500	578

MUNICIPAL BONDS (Continued)	Principal	Value
Florida (Continued)
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008B (Insured by AGM),
5.250%, 10–1–22	$500	$612
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008C (Insured by BHAC),
5.000%, 10–1–17	500	551
Mid-Bay Bridge Auth, Springing Lien Rev Bonds, Ser 2011A,
7.250%, 10–1–34	500	617
Palm Beach Co, Hlth Fac Auth Rev Bonds (Lifespace Cmnty, Inc.), Ser 2015C,
5.000%, 5–15–30	1,000	1,138
Pinellas Cnty Edu Fac Auth, Rev Rfdg Prog Bonds (Barry Univ Proj), Ser 2012,
5.250%, 10–1–30	750	840
Port St. Lucie, FL, Spl Assmt Rfdg Bonds (City Ctr Spl Assmt Dist), Ser 2008A,
5.750%, 7–1–20	500	559
St. Johns Cnty Indl Dev Auth, Rev Bonds (Presbyterian Ret Cmnty Proj), Ser 2010A,
5.875%, 8–1–40	500	564
Volusia Cnty Edu Fac Auth, Edu Fac Rev Rfdg Bonds (Embry-Riddle Aeronautical Univ, Inc. Proj), Ser 2011,
5.250%, 10–15–22	500	586

		10,228

Georgia – 1.1%
Dev Auth of Burke Cnty (GA), Pollutn Ctl Rev Bonds (Oglethorpe Power Corp. Vogtle Proj), Ser 2003A,
0.307%, 1–1–24 (A)	1,500	1,440
Muni Elec Auth of GA, Proj One Sub Bonds, Ser 2008D,
5.750%, 1–1–20	500	576

		2,016

Hawaii – 1.3%
HI Arpt Sys Rev Bond, Rfdg Ser 2011,
5.000%, 7–1–21	1,000	1,176
HI Dept of Budget and Fin, Spl Purp Rev Bonds (The Queen’s Hlth Sys), Ser 2015A,
5.000%, 7–1–35	1,000	1,152

		2,328

MUNICIPAL BONDS (Continued)	Principal	Value
Illinois – 4.2%
Belleville, IL, Tax Incr Rfdg Rev Bonds (Frank Scott Pkwy Redev Proj), Ser 2007A,
5.000%, 5–1–26	$185	$187
Build IL Sales Tax Rev Bonds, Ser 2011,
5.000%, 6–15–27	500	582
City of Chicago, Second Lien Water Rev Bonds, Ser 2014,
5.000%, 11–1–39	1,500	1,679
IL Fin Auth, Rev and Rfdg Bonds (Roosevelt Univ Proj), Ser 2009,
6.500%, 4–1–39	500	566
IL Fin Auth, Rev Bonds, The Univ of Chicago, Ser 2008B,
5.500%, 7–1–19	500	573
IL Fin Auth, Student Hsng Rev Bonds (CHF-DeKalb LLC - Northn IL Univ Proj), Ser 2011,
5.750%, 10–1–21	395	441
IL GO Bonds, Ser 2012A,
4.000%, 1–1–23	1,250	1,323
IL Sales Tax Rev Bonds (Jr Oblig), Series 2013,
5.000%, 6–15–26	300	353
IL State Toll Hwy Auth, Toll Hwy Sr Rev Bonds, 2013 Ser A,
5.000%, 1–1–35	1,100	1,246
State of IL GO Bonds,
5.500%, 7–1–26	500	574

		7,524

Indiana – 0.8%
East Chicago Elem Sch Bldg Corp. (Lake Cnty, IN), First Mtg Bonds, Ser 1993A,
5.500%, 1–15–16	40	40
Hammond IN, Redev Dist Rev Bonds (Marina Area Proj), Ser 2008,
6.000%, 1–15–17	265	270
IN Fin Auth, Fac Rev Rfdg Bonds (Miami Correctional Fac - Phase II), Ser 2008C,
5.000%, 7–1–17	500	548
Mt. Vernon Sch Bldg Corp. of Hancock Cnty, IN, First Mtg Bonds, Ser 2007 (Insured by AGM):
5.250%, 1–15–32	370	400
5.250%, 1–15–32	130	146

		1,404

2015	ANNUAL REPORT	161

SCHEDULE OF INVESTMENTS

Ivy Municipal Bond Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS (Continued)	Principal	Value
Iowa – 1.0%
Altoona, IA, Annual Appropriation Urban Renewal Tax Incr Rev Bonds, Ser 2008,
6.000%, 6–1–34	$1,000	$1,101
IA Higher Edu Loan Auth, Private College Fac Rev Bonds (Upper IA Univ Proj), Ser 2012,
5.000%, 9–1–33	750	741

		1,842

Kansas – 1.0%
Arkansas City, KS Pub Bldg Comsn, Rev Bonds (South Cent KS Rgnl Med Ctr), Ser 2009,
7.000%, 9–1–38	500	547
Shawnee Cnty, KS Cert of Part (First Responders Comm Proj), Ser 2012,
5.000%, 9–1–24	1,050	1,213

		1,760

Kentucky – 1.6%
Cmnwlth of KY, State Ppty and Bldg Comsn, Rev and Rev Rfdg Bonds, Proj No. 90,
5.750%, 11–1–19	500	581
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A:
5.500%, 6–1–21	500	577
6.500%, 3–1–45	675	785
Louisville Rgnl Arpt Auth, Arpt Sys Rev Bonds, Ser 2008A,
5.250%, 7–1–28	500	565
Tpk Auth of KY, Econ Dev Road Rev Bonds (Revitalization Proj), Ser 2008A,
5.000%, 7–1–16	330	350

		2,858

Louisiana – 2.7%
LA Citizens Prop Ins Corp., Assmt Rev Rfdg Bonds, Ser 2012,
5.000%, 6–1–24	500	582
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Hosp Rev Bonds (Women’s Hosp Fndtn Gulf Opp Zone Proj), Ser 2010B,
6.000%, 10–1–44	750	878
New Orleans Aviation Board, Rev Rfdg Bonds (Restructuring GARBs), Ser 2009A-1,
6.000%, 1–1–23	500	580
New Orleans, LA, GO Rfdg Bonds, Ser 2012 (Insured by AGM),
5.000%, 12–1–26	1,500	1,717

MUNICIPAL BONDS (Continued)	Principal	Value
Louisiana (Continued)
Rgnl Transit Auth, New Orleans, LA, Sales Tax Rev Bonds, Ser 2010 (Insured by AGM),
5.000%, 12–1–22	$1,000	$1,161

		4,918

Maine – 1.5%
ME Tpk Auth, Tpk Rev Rfdg Bonds, Ser 2015,
5.000%, 7–1–34 (C)	2,255	2,666

Maryland – 0.9%
MD Econ Dev Corp., Pollutn Ctl Rev Rfdg Bonds (Potomac Elec Proj), Ser 2006,
6.200%, 9–1–22	500	592
MD Hlth and Higher Edu Fac Auth, Rev Bonds, Johns Hopkins Hlth Sys Oblig Group Issue, Ser 2012D,
0.945%, 5–15–38 (A)	1,000	1,008

		1,600

Massachusetts – 1.1%
MA Dev Fin Agy, Rev Bonds, Foxborough Rgnl Charter Sch Issue, Ser 2010,
6.375%, 7–1–30	495	549
MA Edu Fin Auth, Edu Loan Rev Bonds, Issue I, Ser 2009,
6.000%, 1–1–28	830	885
MA Port Auth, PFC Rev Rfdg Bonds, Ser 2010-E,
5.000%, 7–1–15	500	506

		1,940

Michigan – 3.6%
Kalamazoo Hosp Fin Auth, Hosp Rev Rfdg Bonds (Bronson Methodist Hosp), Ser 2003A,
5.000%, 5–15–26	500	552
MI Fin Auth, Rev Bonds (Detroit Sch Dist), Ser 2011,
5.500%, 6–1–21	1,000	1,151
MI Fin Auth, Hosp Rev and Rfdg Bonds (Trinity Hlth Credit Group), Ser 2015MI,
5.000%, 12–1–35	500	565
MI State Hosp Fin Auth, Hosp Rev and Rfdg Bonds (Henry Ford Hlth Sys), Ser 2009,
5.750%, 11–15–39	750	853
MI State Hosp Fin Auth, Var Rate Rev Bonds (Ascension Hlth Credit Group), Ser 1999B-4,
5.000%, 11–15–32	2,000	2,364

MUNICIPAL BONDS (Continued)	Principal	Value
Michigan (Continued)
State Bldg Auth, MI, 2006 Rev Rfdg Bonds (Fac Prog), Ser IA (Insured by FGIC),
0.000%, 10–15–22 (B)	$1,000	$742
State Bldg Auth, MI, 2008 Rev Rfdg Bonds (Fac Prog), Ser I,
5.000%, 10–15–18	305	345

		6,572

Minnesota – 0.3%
Minneapolis-St. Paul Metro Arpt Comsn, Sub Arpt Rev Rfdg Bonds, Ser 2010D, 5.000%, 1–1–20	500	578

Mississippi – 0.5%
The Univ of Southn MS, S.M. Edu Bldg Corp., Rev Bonds (Campus Fac Impvt Proj), Ser 2009, 5.375%, 9–1–36	750	848

Missouri – 2.8%
Belton, MO, Tax Incr Rev Bonds (Belton Town Centre Proj), Ser 2004, 6.250%, 3–1–24	195	195
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A, 6.125%, 12–1–36	175	154
Hlth and Edu Fac Auth, Hlth Fac Rev Bonds (The Children’s Mercy Hosp), Ser 2009, 5.625%, 5–15–39	750	844
Indl Dev Auth of Joplin, MO, Hlth Fac Rev Bonds (Freeman Hlth Sys), Ser 2011, 5.500%, 2–15–31	750	838
Platte Cnty R-III Sch Dist Bldg Corp., Leasehold Rfdg and Impvt Rev Bonds, Ser 2008, 5.000%, 3–1–28	340	374
Pub Water Supply Dist No. 1 of Lincoln Cnty, MO, Cert of Part, Ser 2009, 6.750%, 6–15–35	500	519
St. Louis Cnty, MO Indl Dev Auth, Sr Living Fac Rev Bonds (Friendship Vlg Sunset Hills), Ser 2012, 5.000%, 9–1–32	1,120	1,215
The Indl Dev Auth of Moberly, MO, Annual Appropriation Recovery Zone Fac Bonds (Proj Sugar), Ser 2010-C, 6.000%, 9–1–24 (D)	474	33

162	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Municipal Bond Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri (Continued)
The Indl Dev Auth of Platte Cnty, MO, Trans Rev Bonds (Zona Rosa Phase II Retail Proj), Ser 2007, 6.850%, 4–1–29	$205	$212
The Indl Dev Auth of St. Joseph, MO, Spl Oblig Rev Bonds (St. Joseph Sewage Sys Impvt Proj), Ser 2007, 4.375%, 4–1–18	100	106
The Indl Dev Auth of St. Louis, MO, Sr Living Fac Rev Bonds (Friendship Vlg of West Cnty), Ser 2007A, 5.500%, 9–1–28	500	516

		5,006

Nebraska – 0.6%
Omaha, NE Pub Power Dist, Separate Elec Sys Rev Bonds (NE City 2), Ser 2015A, 5.000%, 2–1–33	1,000	1,163

Nevada – 0.7%
Las Vegas Redev Agy, NV, Tax Incr Rev Bonds, Ser 2009A, 8.000%, 6–15–30	500	581
Overton Power Dist No. 5 (NV), Spl Oblig Rev Bonds, Ser 2008:
6.000%, 12–1–16	75	80
6.250%, 12–1–17	270	301
6.500%, 12–1–18	290	335

		1,297

New Hampshire – 0.6%
NH Hlth and Edu Fac Auth, Rev Bonds, Rivermead Issue, Ser 2011A, 6.875%, 7–1–41	150	172
NH Hlth and Edu Fac Auth, FHA Insd Mtg Rev Bonds, LRG Hlthcare Issue, Ser 2009 (Insured by FHA), 7.000%, 4–1–38	500	610
NH Hsng Fin Auth, Sngl Fam Mtg Acquisition Rev Bonds, Ser 2008, 6.000%, 7–1–38	295	306

		1,088

New Jersey – 3.8%
NJ Econ Dev Auth, Rev Bonds (Provident Group-Montclair Ppty LLC–Montclair St Univ Student Hsng Proj), Ser 2010A, 5.750%, 6–1–31	850	961
NJ Econ Dev Auth, Sch Fac Constr Notes, Ser 2012H, 0.920%, 2–1–17 (A)	2,000	2,002

MUNICIPAL BONDS (Continued)	Principal	Value
New Jersey (Continued)
NJ Econ Dev Auth, Sch Fac Constr Rfdg Bonds, Ser 2011EE, 5.250%, 9–1–24	$500	$556
NJ Higher Edu Student Assistance Auth, Student Loan Rev Bonds, Ser 2011-1, 5.000%, 12–1–19	500	563
NJ Hlth Care Fac Fin Auth, Rev and Rfdg Bonds, Barnabas Hlth Issue, Ser 2011A, 5.625%, 7–1–37	500	577
NJ Hlth Care Fac Fin Auth, Rev Bonds, Virtua Hlth Issue, Ser 2009A, 5.500%, 7–1–38	500	564
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2006A (Insured by AGM/CR), 5.500%, 12–15–22	500	604
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2003B-2, 5.000%, 12–15–16	500	533
Passaic Vly Sewerage Commissioners (NJ), Sewer Sys Bonds, Ser G, 5.750%, 12–1–21	435	527

		6,887

New Mexico – 0.2%
NM Mtg Fin Auth, Sngl Fam Mtg Prog Class I Bonds, Ser 2006D (Insured by GNMA/FNMA/FHLMC), 6.000%, 1–1–37	350	367
NM Mtg Fin Auth, Sngl Fam Mtg Prog Class I Bonds, Ser 2008D-2 (Insured by GNMA/FNMA/FHLMC), 5.250%, 7–1–30	65	67

		434

New York – 7.5%
Long Island Power Auth, Elec Sys Gen Rev Bonds, Ser 2014A (GTD by AGM), 5.000%, 9–1–39	1,500	1,689
Metro Trans Auth, Trans Rev Bonds, Ser 2014C, 5.000%, 11–15–36	1,500	1,727
NY Dormitory Auth, Mercy Med Ctr Rev Bonds (Catholic Hlth of Long Island Oblig Group), Ser 1999B, 0.180%, 7–1–29 (A)	1,575	1,473

MUNICIPAL BONDS (Continued)	Principal	Value
New York (Continued)
NY Enrg Research and Dev Auth, Pollutn Ctl Rev Bonds (Niagara Mohowak Power Corp. Proj), Ser 1985A (Insured by AMBAC), 0.444%, 12–1–23 (A)	$1,380	$1,323
NY State Enrg Research and Dev Auth, Fac Rev Bonds (Consolidated Edison Co. of NY, Inc. Proj), Sub Ser 1999A-1 (Insured by AMBAC), 0.102%, 5–1–34 (A)	2,000	1,855
NYC GO Bonds, Fiscal 2014 Ser G, 5.000%, 8–1–30	1,000	1,169
NYC Hsng Dev Corp., Multi-Fam Hsng Rev Bonds, Ser 2009K, 4.950%, 11–1–39	415	436
NYC Indl Dev Agy, Pilot Rev Bonds (Yankee Stadium Proj), Ser 2009A:
0.000%, 3–1–25 (B)	500	375
0.000%, 3–1–26 (B)	500	356
0.000%, 3–1–27 (B)	500	339
NYC Transitional Fin Auth, Future Tax Secured Tax-Exempt Sub Bonds, Ser 2013I, 5.000%, 5–1–29	400	478
Port Auth of NY & NJ Consolidated Bonds, One Hundred Fifty-Second Ser (Insured by BHAC), 5.750%, 11–1–30	500	566
Util Debt Securitization Auth, Restructuring Bonds, Ser 2013TE, 5.000%, 12–15–31	1,500	1,784

		13,570

North Carolina – 0.5%
NC Eastn Muni Power Agy, Power Sys Rev Bonds, Ser 2008C, 6.000%, 1–1–19	150	163
NC Tpk Auth, Triangle Expressway Sys Rev Bonds, Ser 2009A, 0.000%, 1–1–37 (B)	500	223
Oak Island, NC, Enterprise Sys Rev Bonds, Ser 2009, 6.000%, 6–1–34	500	585

		971

Ohio – 0.8%
OH Air Quality Dev Auth, Envirnmt Impvt Rev Bonds (Buckeye Power, Inc. Proj), Ser 2010, 5.750%, 12–1–30	500	584

2015	ANNUAL REPORT	163

SCHEDULE OF INVESTMENTS

Ivy Municipal Bond Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS (Continued)	Principal	Value
Ohio (Continued)
OH Major New State Infra Proj Rev Bonds, Ser 2008-I, 6.000%, 6–15–17	$395	$441
Toledo-Lucas Cnty Port Auth, Dev Rev Bonds (NW OH Bond Fund) (Midwest Terminals Proj), Ser 2007C, 6.000%, 11–15–27	400	428

		1,453

Oklahoma – 0.6%
Grand River Dam Auth, Rev Bonds, Ser 2008A (Insured by BHAC), 5.000%, 6–1–18	905	1,020

Oregon – 0.8%
Hosp Fac Auth of Clackamas Cnty, OR, Rev Bonds (Legacy Hlth Sys), Ser 2009A, 5.500%, 7–15–35	250	282
Port of Portland, OR, Portland Intl Arpt Rfdg Rev Bonds, Ser Twenty-Three, 5.000%, 7–1–34	1,000	1,167

		1,449

Pennsylvania – 4.0%
Allegheny Cnty Arpt Auth, Arpt Rev Rfdg Bonds (Pittsburg Intl Arpt), Ser 2010A, 5.000%, 1–1–17	250	269
Cumberland Cnty Muni Auth, Rfdg Rev Bonds (Asbury PA Oblig Group), Ser 2012, 3.000%, 1–1–17	895	906
Dauphin Cnty Gen Auth, Hlth Sys Rev Bonds (Pinnacle Hlth Sys Proj), Ser 2009A, 6.000%, 6–1–36	600	701
Lycoming Cnty Auth, Hlth Sys Rev Bonds (Susquehanna Hlth Sys Proj), Ser 2009A, 5.750%, 7–1–39	500	549
PA Auth for Indl Dev, Rev Bonds (MaST Charter Sch Proj), Ser 2010, 6.000%, 8–1–35	750	826
PA Higher Edu Fac Auth, Rev Bonds (Shippensburg Univ Student Svc, Inc. Student Hsng Proj at Shippensburg Univ of PA), Ser 2011, 6.000%, 10–1–26	500	565
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009D, 5.500%, 12–1–41	750	857
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2010B-2, 0.000%, 12–1–28 (B)	1,500	1,641

MUNICIPAL BONDS (Continued)	Principal	Value
Pennsylvania (Continued)
Philadelphia Auth Indl Dev, Rev Bonds (Mariana Bracetti Academy Charter Sch Proj), Ser 2011, 7.250%, 12–15–31	$400	$451
Philadelphia, PA, GO Rfdg Bonds, Ser 2008A (Insured by AGM), 5.250%, 12–15–24	445	504

		7,269

Puerto Rico – 0.6%
Cmnwlth of PR, Pub Impvt Rfdg Bonds (GO Bonds), Ser 2007A, 5.500%, 7–1–21	500	428
PR Aqueduct and Sewer Auth, Rev Bonds, Ser A (Sr Lien), 6.000%, 7–1–38	500	348
PR Pub Fin Corp. (Cmnwlth Approp Bonds), 2011 Ser B, 5.500%, 8–1–31	250	128
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, First Sub Ser 2010A, 0.000%, 8–1–33 (B)	500	238

		1,142

Rhode Island – 0.3%
RI Student Loan Auth, Student Loan Prog Rev Bonds, Sr Ser 2008A,
5.250%, 12–1–18	490	530

South Carolina – 0.7%
SC Pub Svc Auth, Tax-Exempt Rfdg and Impvt Rev Oblig, Ser 2015A,
5.000%, 12–1–29	1,000	1,179

Tennessee – 0.8%
Memphis-Shelby Cnty Arpt Auth, Arpt Rfdg Rev Bonds, Ser 2010B,
5.750%, 7–1–25	750	867
The Hlth, Edu and Hsng Fac Board of Shelby, TN, Rev Bonds (Methodist Le Bonheur Hlthcare), Ser 2008C,
5.250%, 6–1–18	500	559

		1,426

Texas – 9.1%
Arlington, TX, Spl Tax Rev Bonds, Ser 2008 (Insured by BHAC),
5.000%, 8–15–18	300	332
Austin, TX Arpt Sys Rev Bonds (Travis, Williamson and Hays Counties), Ser 2014,
5.000%, 11–15–39	1,000	1,129

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Board of Regents, TX State Univ Sys, Rev Fin Sys Rev Bonds, Ser 2008,
5.250%, 3–15–19	$355	$398
Cass Cnty Indl Dev Corp., Envirnmt Impvt Rev Rfdg Bonds, Ser 2009A,
9.250%, 3–1–24	500	632
Clifton Higher Edu Fin Corp., Edu Rev Bonds (IDEA Pub Sch), Ser 2011,
5.750%, 8–15–41	500	568
Clifton Higher Edu Fin Corp., Edu Rev Bonds (Uplift Edu), Ser 2014A,
4.250%, 12–1–34	1,000	1,004
El Paso, TX (El Paso Cnty), Water and Sewer Rev Rfdg Bonds, Ser 2008C,
5.000%, 3–1–17	500	542
Harris Cnty Cultural Edu Fac Fin Corp., Med Fac Rev Rfdg Bonds (Baylor College of Medicine), Ser 2008D,
5.000%, 11–15–16	200	214
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008,
6.000%, 2–15–33	1,000	1,029
Houston Higher Edu Fin Corp., Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2011A,
6.500%, 5–15–31	1,000	1,213
Houston, TX Arpt Sys, Sub Lien Rev Rfdg Bonds, Ser 2012A,
5.000%, 7–1–32	500	557
Houston, TX, Combined Util Sys, First Lien Rev Rfdg Bonds (SIFMA Index Floating Rate Bonds), Ser 2012C,
0.620%, 5–15–34 (A)	500	501
Howard Cnty, TX GO Bonds, Ser 2008,
4.650%, 2–15–24	505	535
Lower Colorado River Auth, Rfdg Rev Bonds, Ser 2008A:
5.750%, 5–15–23	495	564
5.750%, 5–15–23	5	6
Mission Econ Dev Corp., Solid Waste Disp Rev Bonds (Dallas Clean Enrg McCommas Bluff LLC Proj), Ser 2011,
5.625%, 12–1–17	505	532
North TX Twy Auth, Sys Rev Rfdg Bonds, Ser 2008D,
0.000%, 1–1–30 (B)	1,000	568
North TX Twy Auth, Sys Rev Rfdg Bonds (First Tier Current Int Bonds), Ser 2008A:
6.000%, 1–1–25	420	477
6.000%, 1–1–25	80	91

164	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Municipal Bond Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Prosper, TX (Collin Cnty), Combination Tax and Rev Cert of Oblig, Ser 2008,
5.500%, 2–15–20	$500	$557
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (NW Sr Hsng Corp. - Edgemere Proj), Ser 2006A,
6.000%, 11–15–36	500	524
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2007,
5.625%, 11–15–27	250	259
Trinity River Auth of TX (Tarrant Cnty Water Proj), Impvt Rev Bonds, Ser 2008,
5.750%, 2–1–26	325	365
TX Muni Gas Acquisition and Supply Corp. III, Gas Supply Rev Bonds, Ser 2012,
5.000%, 12–15–16	1,000	1,061
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (North Tarrant Express Managed Lanes Proj), Ser 2009,
6.875%, 12–31–39	500	598
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (LBJ Infra Group LLC IH-635 Managed Lanes Proj), Ser 2010,
7.500%, 6–30–33	750	936
TX Trans Comsn, Cent TX Tpk Sys Rev Bonds (First Tier Rev Rfdg Bonds), Ser 2015-B,
5.000%, 8–15–37	1,000	1,135

		16,327

Utah – 0.4%
Midvale, UT Muni Bldg Auth Lease Rev Bonds (City Hall Proj), Ser 2012:
2.000%, 10–15–16	195	199
2.000%, 10–15–17	465	475

		674

Virgin Islands – 0.9%
VI Pub Fin Auth, Sub Rev Bonds (VI Matching Fund Loan Note – Cruzan Proj), Ser 2009A,
6.000%, 10–1–39	500	554

MUNICIPAL BONDS (Continued)	Principal	Value
Virgin Islands (Continued)
VI Pub Fin Auth, Sub Rev Bonds (VI Matching Fund Loan Note –Diageo Proj), Ser 2009A,
5.000%, 10–1–25	$1,000	$1,095

		1,649

Virginia – 0.5%
Indl Dev Auth of Washington Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009C,
7.500%, 7–1–29	500	588
VA Pub Bldg Auth, Pub Fac Rev Bonds, Ser 2008B,
5.250%, 8–1–22	250	283

		871

Washington – 0.3%
WA Hlth Care Fac Auth, Rev Bonds (Virginia Mason Med Ctr), Ser 2007C,
5.500%, 8–15–36	500	535

West Virginia – 0.3%
WV Hosp Fin Auth, Hosp Rev Rfdg and Impvt Bonds (WV Utd Hlth Sys Oblig Group), Ser 2009C,
5.500%, 6–1–39	500	560

Wisconsin – 1.0%
Milwaukee Cnty, WI, Arpt Rev Rfdg Bonds, Ser 2010B,
5.000%, 12–1–19	1,000	1,152
WI Hlth and Edu Fac Auth, Rev Bonds (Pro Hlth Care, Inc. Oblig Group), Ser 2009,
6.625%, 2–15–39	500	603

		1,755

Wyoming – 1.0%
WY Cmnty Dev Auth, Hsng Rev Bonds, 2014 Ser 1,
3.950%, 12–1–30	1,250	1,290
WY Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2008A,
5.250%, 1–1–23	500	555

		1,845

TOTAL MUNICIPAL BONDS – 85.4%		$153,986
(Cost: $142,017)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (E) – 7.8%
Ecolab, Inc.,
0.480%, 4–9–15	$5,000	$5,000
General Mills, Inc.,
0.450%, 4–13–15	5,000	4,999
Kellogg Co.,
0.430%, 4–9–15	3,000	3,000
St. Jude Medical, Inc.,
0.320%, 4–2–15	1,000	1,000

		13,999

Master Note – 2.2%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (F)	4,025	4,025

Municipal Obligations – 4.8%
CA Hlth Fac Fin Auth, Var Rate Hosp Rev Bonds (Adventist Hlth Sys/West), Ser 1998B (GTD by Bank of America N.A.),
0.010%, 4–1–15 (F)	900	900
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2006,
0.030%, 4–7–15 (F)	2,900	2,900
Fremont (Alameda Cnty, CA), Fremont Public Fin Auth (GTD by U.S. Bank N.A.),
0.010%, 4–7–15 (F)	1,900	1,900
Irvine Unif Sch Dist, Cmnty Fac Dist No. 09-1, Adj Rate Spl Tax Bonds, Ser 2012A (GTD by U.S. Bank N.A.),
0.010%, 4–1–15 (F)	900	900
MN Office of Higher Edu, Adj Rate Supplemental Student Loan Prog Rev Bonds, Ser 2008B (Tax-Exempt),
0.020%, 4–7–15 (F)	2,000	2,000

		8,600

TOTAL SHORT-TERM SECURITIES – 14.8%		$26,624
(Cost: $26,623)

TOTAL INVESTMENT SECURITIES – 100.2%		$180,610
(Cost: $168,640)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.2)%		(436)

NET ASSETS – 100.0%		$180,174

2015	ANNUAL REPORT	165

SCHEDULE OF INVESTMENTS

Ivy Municipal Bond Fund (in thousands)	MARCH 31, 2015

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015.

(B)	Zero coupon bond.

(C)	Purchased on a when-issued basis with settlement subsequent to March 31, 2015.

(D)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(E)	Rate shown is the yield to maturity at March 31, 2015.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Municipal Bonds	$—	$153,986	$—
Short-Term Securities	—	26,624	—
Total	$—	$180,610	$—

During the period ended March 31, 2015, securities totaling $1,711 were transferred from Level 3 to Level 2 due to the increased availability of observable market data due to increased market activity or information for these securities. Transfers out of Level 3 represent the values as of the beginning of the reporting period. There were no transfers between Levels 1 and 2 during the period.

The following acronyms are used throughout this schedule:

AGM = Assured Guaranty Municipal

AMBAC = American Municipal Bond Assurance Corp.

BHAC = Berkshire Hathaway Assurance Corporation

CR = Custodial Receipts

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Administration

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GTD = Guaranteed

VA = Department of Veterans Affairs

See Accompanying Notes to Financial Statements.

166	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Municipal High Income Fund	(UNAUDITED)

Michael J. Walls

Below, Michael J. Walls, portfolio manager of the Ivy Municipal High Income Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. He has managed the Fund since 2009 and has 17 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2015
Ivy Municipal High Income Fund (Class A shares at net asset value)	10.29%
Ivy Municipal High Income Fund (Class A shares with sales charge)	5.67%
Benchmark(s) and/or Lipper Category
Barclays Municipal High Yield Index	8 .69%
(reflects the performance of securities generally representing the high yield municipal bond market)
Lipper High Yield Municipal Debt Funds Universe Average	10.22%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

The Fund outperformed its benchmark and peer group average for the fiscal year ending March 31, 2015.

We continued to see solid inflows into municipal bond funds throughout the fiscal year. Demand for municipal bonds continued to be strong as a result of higher taxes and their relative attractiveness versus taxable equivalents. With higher tax rates in 2015, we believe demand for high-yield municipal bonds should remain solid. Although we believe issuances will start to increase, we are confident that the demand should be equal to meet any additional supply.

With the solid inflows in the three quarters of calendar 2014 and the first quarter of calendar 2015, we have become less constructive on the high-yield municipal space and view the new issue market as fully priced on an absolute basis. While we continue to participate selectively in the new issue market, we believe attractively priced deals are few and far between.

Duration and credit management

Longer maturity high-yield bonds outperformed their shorter maturity counterparts within the high-yield index. The five-year and 10-year maturity bonds had positive returns of 5.80% and 7.94%, respectively, while the 30-year maturity bonds gained 10.28%. Having limited exposure to Puerto Rico versus the benchmark positively affected performance in the Fund as rating downgrades resulted in a negative return of 2.39% for Puerto Rico-backed bonds.

While duration management is important for a bond fund, we believe credit selection is paramount when investing in a high-yield municipal bond fund and was a key contributor to the Fund’s outperformance during the fiscal year. With the steady rally in the municipal bond market, we have begun shying away from new issues as we view them as fully priced. We are still actively engaged in the secondary market as we think it is much more attractive on a relative basis. With the double-digit gains the market experienced over the past year we have become less bullish moving forward.

We have begun to shorten duration versus the high-yield index through aggressively seeking larger coupon bonds that are priced to short call dates. We will continue purchasing deals in the new issue and secondary market as opportunities present themselves.

In the near term, we believe the market will be volatile as investors review their portfolio mix between fixed income and equities. We believe investors will continue to search for tax-exempt yield due to higher tax rates, which should continue to provide demand for municipal debt. We think continued headline risk, namely Puerto Rico, could cause short-term price volatility. We will continue to allow cash to build in the Fund as we view current yields as unattractive. We will continue to maintain diversification across sectors and geographical regions.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest-rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. The Fund may include a significant portion of its investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Municipal High Income Fund.

2015	ANNUAL REPORT	167

PORTFOLIO HIGHLIGHTS

Ivy Municipal High Income Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	0.1%
Bonds	88.0%
Municipal Bonds	87.8%
Corporate Debt Securities	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	11.9%

Lipper Rankings

Category: Lipper High Yield Municipal Debt Funds	Rank	Percentile
1 Year	63/140	45
3 Year	87/112	77
5 Year	51/106	48

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Quality Weightings

Investment Grade	27.3%
AA	1.5%
A	5.7%
BBB	20.1%
Non-Investment Grade	60.8%
BB	9.4%
B	8.7%
CCC	2.1%
Non-rated	40.6%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	11.9%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

168	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Municipal High Income Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I(5)	Class Y(6)
1-year period ended 3-31-15	5.67%	5.44%	9.50%	10.50%	10.35%
5-year period ended 3-31-15	5.70%	5.60%	5.81%	6.80%	6.62%
10-year period ended 3-31-15	—	—	—	5.90%	—
Since Inception of Class through 3-31-15(7)	8.19%	8.02%	8.18%	—	8.80%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	The Class Y shares of Waddell & Reed Advisors Municipal High Income Fund were reorganized as the Class I shares of Ivy Municipal High Income Fund on May 18, 2009. The performance shown for periods prior to this date is that of the Class Y shares of Waddell & Reed Advisors Municipal High Income Fund. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Municipal High Income Fund. If those expenses were reflected, performance shown would differ.

(6)	The return shown for Class Y is hypothetical because there were no shares or assets for the period from July 28, 2009 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

(7)	5-18-09 for Class A shares, 5-18-09 for Class B shares, 5-18-09 for Class C shares and 5-18-09 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	169

SCHEDULE OF INVESTMENTS

Ivy Municipal High Income Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Education Services – 0.1%
1155 Island Avenue LLC (A)	6,578	$1,250

Total Consumer Discretionary – 0.1%		$1,250

TOTAL COMMON STOCKS – 0.1%		$1,250
(Cost: $1,074)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Education – 0.2%
1155 Island Avenue LLC,
10.000%, 12–11–24 (A)(B)	$2,960	2,963

Total Consumer Discretionary – 0.2%		$2,963

TOTAL CORPORATE DEBT SECURITIES – 0.2%		$2,963
(Cost: $2,549)

MUNICIPAL BONDS
Alabama – 0.9%
AL 21st Century Auth, Tob Stlmt Rev Bonds, Ser 2012-A,
5.000%, 6–1–21	1,000	1,167
Detroit, MI, GO Bonds, Ser 2004-A (1) (Insured by AMBAC),
5.250%, 4–1–23	220	220
Fairfield, AL GO Warrants, Ser 2012,
6.000%, 6–1–37	8,485	9,218
MI Fin Auth, Local Govt Loan Prog Rev Bonds (City of Detroit Unlimited Tax GO Restructured Local Proj Bonds), Ser 2014G (Insured by AMBAC),
5.250%, 4–1–23	1,200	1,197

		11,802

Alaska – 0.5%
Northn Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2006A Sr Cur Int Bonds,
5.000%, 6–1–46	8,500	6,676

Arizona – 1.7%
Indl Dev Auth of Mohave Cnty, Correctional Fac Contract Rev Bonds (Mohave Prison LLC Expansion Proj), Ser 2008,
8.000%, 5–1–25	7,500	8,834

MUNICIPAL BONDS (Continued)	Principal	Value
Arizona (Continued)
Indl Dev Auth of Pima, Edu Rev Bonds (Noah Webster Basic Sch Proj), Ser 2004A,
6.125%, 12–15–34	$1,315	$1,320
Indl Dev Auth of Pima, Edu Rev Bonds (Noah Webster Sch – Pima Proj), Tax-Exempt Ser 2014A,
7.000%, 12–15–43	1,500	1,608
Indl Dev Auth of Tempe, AZ, Rev Rfdg Bonds (Friendship Vlg of Tempe), Ser 2012A:
6.000%, 12–1–27	2,390	2,658
6.250%, 12–1–42	2,150	2,358
6.250%, 12–1–46	1,000	1,095
Indl Dev Auth of Tucson, Edu Rev Bonds (Agribusiness and Equine Ctr Proj), Ser 2004A,
6.125%, 9–1–34	500	501
Indl Dev Auth of Yavapai, Edu Rev Bonds (AZ Agribusiness and Equine Ctr, Inc. Proj), Ser 2011,
7.875%, 3–1–42	3,500	4,146

		22,520

California – 7.1%
Adelanto Pub Auth, Fixed Rate Rfdg Rev Bonds (Util Sys Proj), Ser 2009A,
6.750%, 7–1–39	4,000	4,668
CA Muni Fin Auth, Edu Fac Rev Bonds (American Heritage Edu Fndtn Proj), Ser 2006A,
5.250%, 6–1–36	1,150	1,151
CA Muni Fin Auth, Edu Fac Rev Bonds (King/Chavez Academies Proj), Ser 2009A,
8.750%, 10–1–39	1,505	1,744
CA Muni Fin Auth, Edu Fac Rev Bonds (King/Chavez Academies Proj), Taxable Ser 2009B,
8.000%, 10–1–22	400	457
CA Muni Fin Auth, Edu Fac Rev Bonds (Literacy First Proj), Ser 2010B,
6.000%, 9–1–30	2,170	2,393
CA Sch Fin Auth, Charter Sch Rev Bonds (Coastal Academy Proj), Ser 2013A,
5.000%, 10–1–42	1,200	1,254
CA Statewide Cmnty Dev Auth, Rev Bonds (Lancer Plaza Proj), Ser 2013:
5.625%, 11–1–33	1,400	1,513
5.875%, 11–1–43	1,890	2,043

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Statewide Cmnty Dev Auth, Sch Fac Rev Bonds (Aspire Pub Sch), Ser 2010:
6.000%, 7–1–40	$7,365	$7,916
6.350%, 7–1–46	250	271
CA Statewide Cmnty Dev Auth, Sr Living Rev Bonds (Southn CA Presbyterian Homes), Ser 2009:
6.625%, 11–15–24	2,490	2,952
7.000%, 11–15–29	2,000	2,389
7.250%, 11–15–41	6,000	7,177
CA Various Purp GO Bonds,
6.000%, 4–1–35	500	596
Cert of Part, Oro Grande Elem Sch Dist, Ser 2013,
5.125%, 9–15–42	2,760	2,960
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007A-1,
5.125%, 6–1–47	5,140	3,994
Inland Empire Tob Securitization Auth, Tob Stlmt Asset-Bkd Bonds (Inland Empire Tob Securitization Corp.), Ser 2007,
4.625%, 6–1–21	6,035	5,981
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Part:
6.750%, 11–1–39	4,935	5,478
6.000%, 11–1–41	3,000	3,221
Redev Agy of San Buenaventura, Merged San Buenaventura Redev Proj, 2008 Tax Alloc Bonds,
8.000%, 8–1–38	100	111
San Buenaventura Rev Bonds (Cmnty Mem Hlth Sys), Ser 2011:
8.000%, 12–1–26	1,400	1,863
8.000%, 12–1–31	9,400	12,105
San Mateo Cmnty Fac Dist No. 2008–1 (Bay Meadows), Spl Tax Bonds, Ser 2012,
6.000%, 9–1–42	8,000	9,395
Tob Securitization Auth of Southn CA, Tob Stlmt Asset-Bkd Bonds (San Diego Cnty Tob Asset Securitization Corp.), Ser 2006A Sr Current Int Bonds,
5.000%, 6–1–37	17,395	14,998

		96,630

Colorado – 3.3%
Arkansas River Power Auth, CO, Power Rev Impvt Bonds, Ser 2008,
6.000%, 10–1–40	5,850	6,170

170	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Municipal High Income Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS (Continued)	Principal	Value
Colorado (Continued)
Arkansas River Power Auth, CO, Power Rev Impvt Bonds, Ser 2010,
6.125%, 10–1–40	$5,000	$5,515
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (The Classical Academy Proj), Ser 2008A,
7.400%, 12–1–38	85	104
CO Edu and Cultural Fac Auth, Charter Sch Rev Bonds (Twin Peaks Charter Academy Proj), Ser 2008,
7.000%, 11–15–38	230	276
CO Edu and Cultural Fac Auth, Independent Sch Rev Rfdg Bonds (Vail Mountain Sch Proj), Ser 2010,
6.125%, 5–1–40	1,000	1,120
CO High Performance Trans Enterprise, U.S. 36 and I-25 Managed Lanes Sr Rev Bonds, Ser 2014,
5.750%, 1–1–44	3,250	3,533
CO Hlth Fac Auth, Rev Bonds (CO Sr Residences Proj), Ser 2012:
6.750%, 6–1–32	2,610	2,821
7.125%, 6–1–47	3,000	3,273
CO Hlth Fac Auth, Rev Bonds (Total Longterm Care Natl Oblig Group Proj), Ser 2010A,
6.250%, 11–15–40	1,250	1,402
Kremmling Mem Hosp Dist Proj, Ser 2010,
7.125%, 12–1–45	4,345	3,615
Lincoln Park Metro Dist, Douglas Cnty, CO, GO Rfdg and Impvt Bonds, Ser 2008,
6.200%, 12–1–37	3,500	3,977
Rgnl Trans Dist, Private Activity Bonds (Denver Transit Partn Eagle P3 Proj), Ser 2010,
6.500%, 1–15–30	3,000	3,568
Sorrel Ranch Metro Dist, Arapahoe Cnty, CO, GO Ltd. Tax Bonds, Ser 2006,
5.750%, 12–1–36	4,129	3,391
Tallgrass Metro Dist, Arapahoe Cnty, CO, GO Ltd. Tax Rfdg and Impvt Bonds, Ser 2007,
5.250%, 12–1–37	3,605	3,612
Wildgrass Metro Dist, Broomfield Cnty, CO, GO Ltd. Tax Rfdg Bonds, Ser 2007,
6.200%, 12–1–34	1,515	1,658

		44,035

MUNICIPAL BONDS (Continued)	Principal	Value
Connecticut – 0.7%
Harbor Point Infra Impvt Dist (Harbor Point Proj), Spl Oblig Rev Bonds, Ser 2010A,
7.875%, 4–1–39	$2,000	$2,423
Stamford, CT Spl Oblig Rev Bonds (Mill River Corridor Proj), Ser 2011A,
7.000%, 4–1–41	5,000	6,491

		8,914

Delaware – 0.6%
DE Econ Dev Auth, Exempt Fac Rev Bonds (Indian River Power LLC Proj), Ser 2010,
5.375%, 10–1–45	7,000	7,683

District Of Columbia – 0.1%
Metro WA Arpt Auth, Dulles Toll Road, Second Sr Lien Rev Bonds, Ser 2010B,
0.000%, 10–1–44 (C)	1,000	1,071

Florida – 3.2%
Brevard Cnty, FL, Indl Dev Rev Bonds (TUFF FL Tech Proj), Ser 2009:
6.500%, 11–1–29	875	973
6.750%, 11–1–39	2,060	2,306
Cap Trust Agy, First Mtg Rev Bonds (Silver Creek St. Augustin Proj), Ser 2014A,
8.250%, 1–1–49	3,000	3,222
Cap Trust Agy, Rev Bonds (Million Air One LLC Gen Aviation Fac Proj), Ser 2011,
7.750%, 1–1–41	5,685	5,531
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2010A:
6.000%, 9–15–40	4,000	4,193
6.125%, 6–15–43	5,500	5,646
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2014A,
6.125%, 6–15–44	5,300	5,339
FL Dev Fin Corp., Taxable Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2012B,
7.500%, 6–15–18	1,200	1,212
Lee Cnty Indl Dev Auth, Hlthcare Fac Rfdg Rev Bonds (Cypress Cove at Health Park FL, Inc. Proj), Ser 2012,
6.500%, 10–1–47	6,000	6,785
Mid-Bay Bridge Auth, Springing Lien Rev Bonds, Ser 2011A,
7.250%, 10–1–40	4,800	5,907

MUNICIPAL BONDS (Continued)	Principal	Value
Florida (Continued)
Osceola Cnty, Expressway Sys Rev Bonds (Poinciana Prkwy Proj), Ser 2014A,
5.375%, 10–1–47	$2,000	$2,151

		43,265

Guam – 0.9%
Cert of Part (JFK High Sch Proj), Dept of Edu, GU, Ser 2010A:
6.625%, 12–1–30	1,400	1,577
6.875%, 12–1–40	3,500	3,947
Govt of GU, GO Bonds, Ser 2009A,
7.000%, 11–15–39	6,000	7,100

		12,624

Hawaii – 0.5%
Dept of Budget and Fin of HI, Spl Purp Sr Living Rev Bonds (15 Craigside Proj), Ser 2009A,
9.000%, 11–15–44	4,200	5,270
Kaua’I Cmnty Fac Dist No. 2008-1 (Kukul’ula Dev Proj), Spl Tax Rev Bonds, Ser 2012,
5.750%, 5–15–42	2,000	2,085

		7,355

Idaho – 0.1%
ID Hsng and Fin Assoc (Compass Pub Charter Sch, Inc. Proj), Ser 2010A:
6.250%, 7–1–40	1,000	1,085
6.250%, 7–1–45	550	595

		1,680

Illinois – 9.3%
Belleville, IL, Tax Incr Rfdg Rev Bonds (Frank Scott Pkwy Redev Proj), Ser 2007A,
5.700%, 5–1–36	4,160	4,226
Cert of Part, Metra Market of Chicago LLC Redev Proj, Ser A,
6.870%, 2–15–24	1,200	1,204
Chicago Midway Arpt, Second Lien Rev and Rev Rfdg Bonds, Ser 2014B,
5.000%, 1–1–35	4,500	5,059
Chicago Midway Arpt, Second Lien Rev Rfdg Bonds, Ser 2013B,
5.000%, 1–1–35	3,000	3,335
Chicago Multi-Fam Hsng Rev Bonds (Goldblatts Supportive Living Proj), Ser 2013,
6.125%, 12–1–43	6,000	5,761

2015	ANNUAL REPORT	171

SCHEDULE OF INVESTMENTS

Ivy Municipal High Income Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS (Continued)	Principal	Value
Illinois (Continued)
Chicago O’Hare Intl Arpt, Gen Arpt Third Lien Rev Bonds, Ser 2011A,
5.750%, 1–1–39	$1,000	$1,165
Fairview Heights, IL, Tax Incr Rfdg Rev Bonds (Shoppes at St. Clair Square Redev Proj), Ser 2009A,
8.000%, 12–1–28	230	244
IL Fin Auth, Rev and Rfdg Bonds (Roosevelt Univ Proj), Ser 2009,
6.500%, 4–1–44	10,000	11,297
IL Fin Auth, Rev Bonds (Admiral at the Lake Proj), Ser 2010A:
8.000%, 5–15–40	15,000	16,931
8.000%, 5–15–46	4,500	5,058
IL Fin Auth, Rev Bonds (Lutheran Home and Svs Oblig Group), Ser 2012,
5.625%, 5–15–42	5,300	5,632
IL Fin Auth, Rev Bonds (Navistar Intl Corp. Proj), Ser 2010,
6.500%, 10–15–40	9,500	10,337
IL Fin Auth, Rev Bonds (Silver Cross Hosp and Med Ctrs), Ser 2009,
7.000%, 8–15–44	7,000	8,726
IL Fin Auth, Rev Bonds (Three Crowns Park Proj), Ser 2006A:
5.875%, 2–15–26	1,000	1,014
5.875%, 2–15–38	3,000	3,029
Springfield, Sangamon Cnty, IL, Spl Svc Area (Legacy Pointe), Tax Bonds, Ser 2009,
7.875%, 3–1–32	500	527
Springfield, Sangamon Cnty, IL, Spl Svc Area (Legacy Pointe), Tax Bonds, Ser 2010,
7.500%, 3–1–32	1,500	1,570
SW IL Dev Auth, Local Govt Prog Rev Bonds (City of Belleville-Carlyle/Green Mount Redev Proj), Ser 2011A,
7.000%, 7–1–41	6,000	6,378
SW IL Dev Auth, Local Govt Prog Rev Bonds (Granite City Proj), Ser 2008,
7.000%, 12–1–22	1,680	1,974
SW IL Dev Auth, Local Govt Prog Rev Bonds (Granite City Proj), Ser 2009,
8.000%, 1–15–22	315	346
SW IL Dev Auth, Local Govt Prog Rev Rfdg Bonds (Granite City Proj), Ser 2012,
5.250%, 3–1–23	4,790	5,042

MUNICIPAL BONDS (Continued)	Principal	Value
Illinois (Continued)
Upper IL River Vly Dev Auth (Pleasant View Luther Home Proj), Rev Bonds, Ser 2010:
7.250%, 11–15–40	$1,100	$1,189
7.375%, 11–15–45	1,500	1,619
Upper IL River Vly Dev Auth, Multi-Fam Hsng Rev Bonds (Deer Park of Huntley Proj), Ser 2012,
6.500%, 12–1–32	4,935	5,177
Vlg of Bridgeview, Cook Cnty, IL GO Rfdg Bonds, Ser 2014A,
5.500%, 12–1–43	5,000	5,403
Vlg of East Dundee, Kane and Cook Cnty, IL, Ltd. Oblig Tax Incr Rev Bonds (Route 25 South Redev Proj), Ser 2012,
5.625%, 12–1–31	1,505	1,507
Vlg of Matteson, Cook Cnty, IL, GO Cap Apprec Debt Cert, Ser 2010,
0.000%, 12–1–29 (D)	1,840	1,680
Vlg of Riverdale, Cook Cnty, IL, Unlimited Tax GO Bonds, Ser 2011,
8.000%, 10–1–36	10,035	11,102

		126,532

Indiana – 2.9%
City of Carmel, IN, Rev Bonds, Ser 2012A:
7.000%, 11–15–27	1,575	1,797
7.000%, 11–15–32	2,000	2,248
7.125%, 11–15–42	7,500	8,393
Hammond IN, Redev Dist Rev Bonds (Marina Area Proj), Ser 2008,
6.000%, 1–15–17	5	5
Hendricks Cnty Redev Dist, Tax Incr Rev Rfdg Bonds, Ser 2010B,
6.450%, 1–1–23	190	193
IN Fin Auth, Midwestrn Disaster Relief Rev Bonds (OH Vly Elec Corp. Proj), Ser 2012A,
5.000%, 6–1–39	10,000	10,753
Lake Station 2008 Bldg Corp., Lake Station, IN, First Mtg Bonds, Ser 2010,
6.000%, 7–15–27	3,170	3,530
Terre Haute, IN Rev Bonds (Westminister Vlg Proj), Ser 2012,
6.000%, 8–1–39	5,000	5,085

MUNICIPAL BONDS (Continued)	Principal	Value
Indiana (Continued)
Whitestown, IN, Econ Dev Tax Incr Rev Bonds (Perry Indl Park and Whitestown Crossing Proj), Ser 2010A,
7.000%, 2–1–30	$1,880	$2,023
Whiting, IN, Redev Dist Tax Incr Rev Bonds (Lakefront Dev Proj), Ser 2010,
6.750%, 1–15–32	1,175	1,317
Whiting, IN, Redev Dist Tax Incr Rev Bonds (Standard Avenue Proj), Ser 2006,
5.350%, 1–15–27	3,605	3,703

		39,047

Iowa – 0.2%
IA Fin Auth, Ret Cmnty Rev Bonds (Edgewater LLC Proj), Ser 2007A,
6.750%, 11–15–37	3,000	3,194

Kansas – 0.4%
Arkansas City, KS Pub Bldg Comsn, Rev Bonds (South Cent KS Rgnl Med Ctr), Ser 2009,
7.000%, 9–1–38	500	547
Atchison, KS, Hosp Rev Bonds (Atchison Hosp Assoc), Ser 2009,
4.480%, 9–1–30 (C)	1,000	1,003
Lawrence, KS (The Bowersock Mills & Power Co. Hydroelec Proj), Indl Rev Bonds (Recovery Zone Fac Bonds), Ser 2010A,
7.625%, 8–1–37	4,000	4,211

		5,761

Kentucky – 2.1%
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A:
6.375%, 6–1–40	12,000	13,899
6.500%, 3–1–45	6,000	6,978
KY Pub Trans Infra Auth, First Tier Toll Rev Bonds, Ser 2013A,
5.750%, 7–1–49	5,000	5,765
Murray, KY, Hosp Fac Rev Bonds (Murray–Calloway Cnty Pub Hosp Corp. Proj), Ser 2010,
6.375%, 8–1–40	2,000	2,233

		28,875

172	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Municipal High Income Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS (Continued)	Principal	Value
Louisiana – 1.5%
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj – Phase IIA), Ser 2014A,
8.375%, 7–1–39	$13,500	$14,137
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj), Ser 2013B,
10.500%, 7–1–39	6,000	6,639

		20,776

Maine – 0.2%
ME Hlth and Higher Edu Fac Auth, Rev Bonds (Eastn ME Med Ctr Oblig Group Issue), Ser 2013,
5.000%, 7–1–43	2,000	2,147

Maryland – 0.3%
MD Econ Dev Corp., Econ Dev Rev Bonds (Terminal Proj), Ser B,
5.750%, 6–1–35	500	543
MD Econ Dev Corp., Port Fac Rfdg Rev Bonds (CNX Marine Terminals, Inc. Port of Baltimore Fac), Ser 2010,
5.750%, 9–1–25	3,350	3,746

		4,289

Massachusetts – 1.9%
MA Port Auth, Spl Fac Rev Bonds (Delta Air Lines, Inc. Proj), Ser 2001B (Auction Rate Sec) (Insured by AMBAC),
0.155%, 1–1–31 (C)	30,000	25,725

Michigan – 4.6%
Econ Dev Corp. of Oakland Cnty, Ltd. Oblig Rev Rfdg Bonds (The Roman Catholic Archdiocese of Detroit), Ser 2011,
6.500%, 12–1–20	4,195	4,524
Kent Hosp, Fin Auth Rev Bonds (Metro Hosp Proj), Ser 2005A,
6.250%, 7–1–40	15,500	15,606
MI Fin Auth, Pub Sch Academy Ltd. Oblig Rev and Rev Rfdg Bonds (MI Technical Academy Proj), Ser 2012:
7.100%, 10–1–31	1,000	1,035
7.450%, 10–1–41	2,000	2,082
MI Fin Auth, Pub Sch Academy Ltd. Oblig Rev Bonds (Hanley Intl Academy, Inc. Proj), Ser 2010A,
6.125%, 9–1–40	4,535	4,816

MUNICIPAL BONDS (Continued)	Principal	Value
Michigan (Continued)
MI Fin Auth, Rev Bonds (Sch Dist of Detroit), Ser 2012,
5.000%, 6–1–20	$1,425	$1,581
MI Fin Auth, Sr Edu Fac Rev Bonds (St. Catherine of Siena Academy Proj), Ser 2010A,
8.500%, 10–1–45	13,000	8,222
MI Fin Auth, State Aid Rev Notes (Detroit Sch Dist), Ser 2001A-1,
8.000%, 10–1–30	2,480	1,568
MI Pub Edu Fac Auth, Ltd. Oblig Rev Bonds (Old Redford Academy Proj), Ser 2005A,
5.875%, 12–1–30	1,720	1,723
MI Tob Stlmt Fin Auth, Tob Stlmt Asset-Bkd Bonds, Ser 2008A,
6.875%, 6–1–42	16,500	16,451
MI Tob Stlmt Fin Auth, Tob Stlmt Asset-Bkd Bonds, Sr Current Int Bonds, Ser 2007A,
5.125%, 6–1–22	4,415	3,972

		61,580

Minnesota – 0.4%
Minneapolis Hlth Care Sys Rev Bonds (Fairview Hlth Svc), Ser 2008B,
6.500%, 11–15–38	4,350	5,092

Missouri – 2.8%
Arnold, MO, Real Ppty Tax Incr Rev Bonds (Arnold Triangle Redev Proj), Ser 2009A,
7.750%, 5–1–28	505	565
Belton, MO, Tax Incr Rev Bonds (Belton Marketplace Redev Proj), Ser 2012,
6.375%, 12–1–29	1,670	1,705
Belton, MO, Tax Incr Rev Bonds (Belton Town Centre Proj), Ser 2004:
6.000%, 3–1–19	2,180	2,185
6.250%, 3–1–24	1,045	1,047
Belton, MO, Tax Incr Rev Bonds (Belton Town Centre Proj), Ser 2006,
5.625%, 3–1–25	520	521
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A,
6.125%, 12–1–36	200	175
Grindstone Plaza Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.250%, 10–1–21	250	244

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri (Continued)
5.400%, 10–1–26	$385	$349
5.500%, 10–1–31	425	371
5.550%, 10–1–36	325	275
Jennings, MO, Tax Incr and Cmnty Impvt Rfdg Rev Bonds (Northland Redev Area Proj), Ser 2006,
5.000%, 11–1–23	2,360	2,362
Lakeside 370 Levee Dist (St. Charles Cnty, MO), Levee Dist Impvt Bonds, Ser 2008:
6.000%, 4–1–18	1,170	585
7.000%, 4–1–28	535	267
Land Clearance for Redev Auth of St. Louis, Recovery Zone Fac Bonds (Kiel Opera House Proj), Ser 2010B,
7.000%, 9–1–35	995	1,043
Lee’s Summit, MO, Tax Incr Rev Bonds (Summit Fair Proj), Ser 2011,
7.250%, 4–1–30	5,000	5,218
Meadows Trans Dev Dist (Lake Saint Louis, MO), Ser 2010,
5.400%, 5–1–35	1,030	1,085
MO Dev Fin Board, Research Fac Rev Bonds (Midwest Research Institute Proj), Ser 2007,
4.500%, 11–1–27	225	233
St. Louis Cnty, MO, Rev Notes (Lambert Arpt Eastn Perimeter Redev Proj-RPA1), Sr Ser B,
9.000%, 11–1–31	7,975	8,516
St. Louis Muni Fin Corp., Compound Int Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A (Insured by AGM):
0.000%, 7–15–36 (D)	750	306
0.000%, 7–15–37 (D)	1,500	587
Tax Incr Fin Comsn of Kansas City, MO, Tax Incr Rev Bonds (Brywood Ctr Proj), Ser 2010A,
8.000%, 4–1–33 (E)	3,950	1,383
The Elm Point Commons Cmnty Impvt Dist (St. Charles, MO), Spl Assmt Bonds, Ser 2007,
5.750%, 3–1–27	110	114
The Indl Dev Auth of Bridgeton, MO, Sales Tax Rev Bonds (Hilltop Cmnty Impvt Dist Proj), Ser 2008A,
5.875%, 11–1–35	250	248

2015	ANNUAL REPORT	173

SCHEDULE OF INVESTMENTS

Ivy Municipal High Income Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri (Continued)
The Indl Dev Auth of Kansas City, MO, Hlth Care Fac First Mtg Rev Bonds (The Bishop Spencer Place Proj), Ser 1994:
6.250%, 1–1–24	$1,140	$1,142
6.500%, 1–1–35	3,000	3,005
The Indl Dev Auth of Lee’s Summit, MO, Infra Fac Rev Bonds (Kensington Farms Impvt Proj), Ser 2007,
5.750%, 3–1–29	1,000	1,008
The Indl Dev Auth of Moberly, MO, Annual Appropriation Recovery Zone Fac Bonds (Proj Sugar), Ser 2010-C,
6.000%, 9–1–24 (E)	1,895	133
The Indl Dev Auth of Platte Cnty, MO, Trans Rev Bonds (Zona Rosa Phase II Retail Proj), Ser 2007,
6.850%, 4–1–29	200	207
The Indl Dev Auth of St. Joseph, MO, Hlthcare Rev Bonds (Living Cmnty of St. Joseph Proj), Ser 2002,
7.000%, 8–15–32	3,000	3,005

		37,884

Nebraska – 0.7%
Cent Plains Enrg Proj, Gas Proj Rev Bonds (Proj No. 3), Ser 2012:
5.250%, 9–1–37	5,000	5,602
5.000%, 9–1–42	3,000	3,300

		8,902

Nevada – 0.2%
Las Vegas Redev Agy, NV, Tax Incr Rev Bonds, Ser 2009A,
8.000%, 6–15–30	1,500	1,743
Overton Power Dist No. 5 (NV), Spl Oblig Rev Bonds, Ser 2008,
8.000%, 12–1–38	265	313

		2,056

New Hampshire – 0.2%
NH Hlth and Edu Fac Auth, Rev Bonds, Rivermead Issue, Ser 2011A,
6.875%, 7–1–41	2,300	2,636

New Jersey – 1.5%
NJ Econ Dev Auth, Cigarette Tax Rev Rfdg Bonds, Ser 2012:
5.000%, 6–15–26	1,000	1,125

MUNICIPAL BONDS (Continued)	Principal	Value
New Jersey (Continued)
5.000%, 6–15–28	$1,000	$1,109
5.000%, 6–15–29	500	551
NJ Econ Dev Auth, Spl Fac Rev Bonds (Continental Airlines, Inc. Proj), Ser 2000A,
5.625%, 11–15–30	2,500	2,842
NJ Edu Fac Auth, Rev Rfdg Bonds, Univ of Medicine and Dentistry of NJ Issue, Ser 2009B:
7.125%, 12–1–23	850	1,053
7.500%, 12–1–32	450	565
Tob Stlmt Fin Auth, Tob Stlmt Asset-Bkd Bonds, Ser 2007-1A Sr Current Int Bonds,
4.750%, 6–1–34	5,000	3,843
Tob Stlmt Fin Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007-1A,
5.000%, 6–1–41	12,000	9,263

		20,351

New York – 4.5%
Dormitory Auth, Sch Dist Rev Bond Fin Prog, Ser 2010A (Insured by AGM),
5.000%, 10–1–22	1,000	1,175
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A2,
6.500%, 1–1–32	5,269	5,268
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A4,
6.700%, 1–1–49	9,000	8,987
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A5,
6.700%, 1–1–49	2,179	2,176
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014B,
5.500%, 7–1–20	4,358	4,371
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014C,
2.000%, 1–1–49	7,482	326

MUNICIPAL BONDS (Continued)	Principal	Value
New York (Continued)
NY Liberty Dev Corp. Rev Bonds (3 World Trade Center Proj), Ser 2014,
5.000%, 11–15–44	$25,000	$26,412
The Orange Co. Funding Corp. (NY), Assisted Living Residence Rev Bonds (The Hamlet at Wallkill Assisted Living Proj), Ser 2012,
6.500%, 1–1–46	11,500	11,582

		60,297

North Carolina – 0.1%
NC Med Care Comsn, Ret Fac First Mtg Rev Bonds (Galloway Ridge Proj), Ser 2010A,
6.000%, 1–1–39	1,520	1,646

Ohio – 2.1%
Cleveland-Cuyahoga Cnty Port Auth, Dev Rev Bonds (Flats East Dev Proj), Ser 2010B,
7.000%, 5–15–40	2,585	3,015
Cleveland-Cuyahoga Cnty Port Auth, Dev Rev Bonds (Garfield Heights Proj), Ser 2004D,
5.250%, 5–15–23	1,055	1,060
Cnty of Muskingum, OH, Hosp Fac Rev Bonds (Genesis Hlth Care Sys Oblig Group Proj), Ser 2013,
5.000%, 2–15–48	8,000	8,308
Columbus-Franklin Cnty Fin Auth, Dev Rev Bonds (Cent OH Rgnl Bond Fund), (One Neighborhood Proj), Ser 2010A,
6.500%, 11–15–39	1,225	1,267
Greene Cnty Port Auth, Adult Svc Fac Rev Bonds (Greene, Inc. Proj), Ser 2009,
7.500%, 12–1–33	500	610
OH Higher Edu Fac Rev Bonds (Ashland Univ 2010 Proj),
6.250%, 9–1–24	830	797
SE OH Port Auth, Hosp Fac Rev Rfdg and Impvt Bonds (Mem Hlth Sys of OH), Ser 2012,
6.000%, 12–1–42	3,750	4,071
Toledo-Lucas Cnty Port Auth, Dev Rev Bonds (Toledo Sch for the Arts Proj), Ser 2007B,
5.500%, 5–15–28	830	882

174	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Municipal High Income Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS (Continued)	Principal	Value
Ohio (Continued)
Toledo–Lucas Cnty Port Auth, Spl Assmt Rev Bonds (Crocker Park Pub Impvt Proj), Ser 2003,
5.375%, 12–1–35	$9,000	$9,054

		29,064

Oklahoma – 0.7%
OK Cnty Fin Auth, Ret Fac Rev Bonds (Concordia Life Care Cmnty), Ser 2005:
6.125%, 11–15–25	2,000	2,021
6.000%, 11–15–38	7,495	7,543

		9,564

Oregon – 0.9%
Hosp Fac Auth of Deschutes Cnty, OR, Hosp Rev Rfdg Bonds (Cascade Hlthcare Cmnty, Inc.), Ser 2008,
8.250%, 1–1–38	1,240	1,493
Hosp Fac Auth of Salem, OR, Rev Rfdg Bonds (Cap Manor, Inc.), Ser 2012,
6.000%, 5–15–42	1,900	2,118
OR Fac Auth, Rev Bonds (Concordia Univ Proj), Ser 2010A:
6.125%, 9–1–30	1,035	1,115
6.375%, 9–1–40	1,750	1,910
Port of Portland, OR, Portland Intl Arpt Passenger Fac Charge Rev Bonds, Ser 2011A,
5.500%, 7–1–30	5,180	5,960

		12,596

Pennsylvania – 4.8%
Butler Cnty Hosp Auth, Hosp Rev Bonds (Butler Hlth Sys Proj), Ser 2009B,
7.250%, 7–1–39	200	249
Cumberland Cnty Muni Auth, Rfdg Rev Bonds (Asbury PA Oblig Group), Ser 2010,
6.125%, 1–1–45	5,000	5,405
Delaware Cnty Indl Dev Auth, Charter Sch Rev Bonds (Chester Cmnty Charter Sch Proj), Ser 2010A,
6.125%, 8–15–40	14,500	15,034
PA Higher Edu Fac Auth, Rev Bonds (Edinboro Univ Fndtn Student Hsng Proj at Edinboro Univ of PA), Ser 2010,
6.000%, 7–1–43	2,530	2,782

MUNICIPAL BONDS (Continued)	Principal	Value
Pennsylvania (Continued)
PA Higher Edu Fac Auth, Student Hsng Rev Bonds (Univ Ppty, Inc. Student Hsng Proj at East Stroudsburg Univ of PA), Ser 2010,
6.000%, 7–1–21	$1,000	$1,170
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009E,
0.000%, 12–1–38 (C)	19,000	20,760
Philadelphia Auth Indl Dev, Rev Bonds (Global Leadership Academy Charter Sch Proj), Ser 2010,
6.375%, 11–15–40	1,000	1,081
Philadelphia Auth Indl Dev, Rev Bonds (Mariana Bracetti Academy Charter Sch Proj), Ser 2011:
7.150%, 12–15–36	6,000	6,688
7.625%, 12–15–41	6,925	7,893
Philadelphia Auth Indl Dev, Rev Bonds (New Foundations Charter Sch Proj), Ser 2012,
6.625%, 12–15–41	2,000	2,231
Philadelphia, PA, Gas Works Rev Bonds (1998 Gen Ordinace), Ninth Ser,
5.250%, 8–1–40	1,250	1,415
The Borough of Langhorne Manor, Higher Edu and Hlth Auth (Bucks Cnty, PA), Hosp Rev Bonds (Lower Bucks Hosp), Ser 1992,
7.300%, 7–1–12 (E)	70	20

		64,728

Puerto Rico – 4.9%
Cmnwlth of PR, GO Bonds of 2014, Ser A,
8.000%, 7–1–35	11,000	9,054
Cmnwlth of PR, Pub Impvt Rfdg GO Bonds, Ser 2011C,
6.500%, 7–1–40	3,000	2,151
Cmnwlth of PR, Pub Impvt Rfdg GO Bonds, Ser 2012A:
5.750%, 7–1–28	3,000	2,135
5.500%, 7–1–39	5,000	3,378
PR Aqueduct and Sewer Auth, Rev Bonds, Ser 2012A (Sr Lien),
5.250%, 7–1–24	9,000	6,703
PR Aqueduct and Sewer Auth, Rev Bonds, Ser A,
6.000%, 7–1–47	12,000	8,168
PR Elec Power Auth, Power Rev Bonds, Ser 2010XX:
5.750%, 7–1–36	2,415	1,413
5.250%, 7–1–40	5,270	3,085

MUNICIPAL BONDS (Continued)	Principal	Value
Puerto Rico (Continued)
PR Elec Power Auth, Power Rev Bonds, Ser 2012A,
5.000%, 7–1–42	$10,000	$5,855
PR Elec Power Auth, Power Rev Bonds, Ser 2013A:
7.000%, 7–1–40	1,000	585
7.000%, 7–1–43	14,000	8,191
PR Pub Bldg Auth, Govt Fac Rev Rfdg Bonds, Ser U,
5.250%, 7–1–42	8,755	5,531
PR Pub Fin Corp. (Cmnwlth Approp Bonds), 2011 Ser B:
6.000%, 8–1–25	5,025	2,657
6.000%, 8–1–26	1,000	527
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, First Sub Ser 2009A,
6.375%, 8–1–39	5,500	3,528
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, First Sub Ser 2010A,
5.375%, 8–1–39	5,000	3,008
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, First Sub Ser 2010C,
6.500%, 8–1–35	1,000	652

		66,621

South Carolina – 0.1%
Piedmont Muni Pwr Agy, SC, Elec Rev Rfdg Bonds, Ser 2008C,
5.750%, 1–1–34	1,550	1,850

Texas – 14.8%
Cap Area Cultural Ed Fac Fin Corp., Rev Bonds (The Roman Catholic Diocese of Austin), Ser 2005B,
6.125%, 4–1–45	3,150	3,683
Cass Cnty Indl Dev Corp., Envirnmt Impvt Rev Bonds, Ser 2009A,
9.500%, 3–1–33	500	632
Cent TX Rgnl Mobility Auth, Sr Lien Rev Bonds, Ser 2010:
0.000%, 1–1–36 (D)	500	199
0.000%, 1–1–40 (D)	500	163
Cent TX Rgnl Mobility Auth, Sub Lien Rev Rfdg Bonds, Ser 2013:
5.000%, 1–1–33	6,000	6,589
5.000%, 1–1–42	3,000	3,256
Dallas/Fort Worth Intl Arpt, Joint Rev Impvt Bonds, Ser 2013A,
5.000%, 11–1–45	8,000	8,726
Grand Prkwy Trans Corp., First Tier Toll Rev Bonds, Ser 2013A,
5.500%, 4–1–53	10,000	11,264

2015	ANNUAL REPORT	175

SCHEDULE OF INVESTMENTS

Ivy Municipal High Income Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Hackberry, TX, Combination Spl Assmt and Contract Rev Road Bonds (Hackberry Hidden Cove Pub Impvt Dist No. 2 Proj), Ser 2009A:
8.625%, 9–1–29	$125	$140
9.000%, 9–1–38	1,250	1,402
Harris Cnty Cultural Edu Fac Fin Corp., Rev Rfdg Bonds (Space Ctr Houston Proj), Sr Ser 2009,
7.000%, 8–15–28	500	546
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008:
6.000%, 2–15–33	2,000	2,058
6.000%, 2–15–38	250	256
Houston Higher Edu Fin Corp., Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2011A,
6.875%, 5–15–41	3,800	4,678
Houston, TX Arpt Sys, Sub Lien Rev Rfdg Bonds, Ser 2011B:
5.000%, 7–1–25	1,000	1,161
5.000%, 7–1–26	2,680	3,102
Houston, TX, Arpt Sys Spec Fac Rev Rfdg Bonds (United Airlines, Inc. Arpt Impvt Proj), Ser 2015C,
5.000%, 7–15–20	10,000	10,723
La Vernia Higher Edu Fin Corp. (KIPP, Inc.), Ser 2009A,
6.375%, 8–15–44	2,000	2,286
La Vernia Higher Edu Fin Corp. (Winfree Academy Charter Sch), Edu Rev Bonds, Ser 2009,
9.000%, 8–15–38	2,505	2,910
Lubbock Hlth Fac Dev Corp., First Mtg Rev and Rfdg Bonds (Carillon Sr Life Care Cmnty Proj), Ser 2005A:
6.500%, 7–1–26	1,500	1,551
6.625%, 7–1–36	7,000	7,217
Mission Econ Dev Corp., Solid Waste Disp Rev Bonds (Dallas Clean Enrg McCommas Bluff LLC Proj), Ser 2011,
6.875%, 12–1–24	2,540	2,681
North TX Twy Auth, Spl Proj Sys Rev Bonds Convertible Cap Apprec Bonds, Ser 2011C,
0.000%, 9–1–43 (C)	11,000	10,345
Pharr, TX Higher Edu Fin Auth, Edu Rev Bonds (Idea Pub Sch), Ser 2009A:
6.250%, 8–15–29	350	398
6.500%, 8–15–39	200	230

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Sanger, TX, Indl Dev Corp., Indl Dev Rev Bonds (TX Pellets Proj), Ser 2012B,
8.000%, 7–1–38	$13,000	$14,791
Tarrant Cnty Cultural Edu Fac Fin Corp., Charter Sch Rev Bonds (Trinity Basin Preparatory Proj), Ser 2009A,
7.750%, 6–1–39	155	192
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckingham Sr Living Cmnty, Inc. Proj), Ser 2007:
5.500%, 11–15–22	2,000	2,083
5.625%, 11–15–27	250	259
5.750%, 11–15–37	6,840	7,028
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Mirador Proj), Ser 2010A:
8.000%, 11–15–29	2,500	2,445
8.125%, 11–15–39	5,000	4,852
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (NW Sr Hsng Corp. – Edgemere Proj), Ser 2006A:
6.000%, 11–15–26	2,035	2,147
6.000%, 11–15–36	6,615	6,939
Travis Cnty Hlth Fac Dev Corp., Ret Fac Rev Bonds (Querencia at Barton Creek Proj), Ser 2005A,
5.100%, 11–15–15	400	409
TX Muni Gas Acquisition and Supply Corp. III, Gas Supply Rev Bonds, Ser 2012,
5.000%, 12–15–32	3,000	3,308
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (LBJ Infra Group LLC IH-635 Managed Lanes Proj), Ser 2010:
7.500%, 6–30–32	2,000	2,498
7.500%, 6–30–33	2,700	3,371
7.000%, 6–30–40	13,430	16,371
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (North Tarrant Express Managed Lanes Proj), Ser 2009,
6.875%, 12–31–39	12,975	15,528
TX Pub Fin Auth Charter Sch Fin Corp., Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2010A,
6.200%, 2–15–40	10,000	11,550
TX Pub Fin Auth Charter Sch Fin Corp., Edu Rev Bonds (Odyssey Academy, Inc.), Ser 2010A,
7.125%, 2–15–40	2,000	2,522

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
TX Trans Comsn, Cent TX Tpk Sys, First Tier Rev Rfdg Bonds, Ser 2012-A,
5.000%, 8–15–41	$10,000	$11,125
Wise Cnty, TX, Lease Rev Bonds (Parker Cnty Jr College Dist Proj), Ser 2011,
8.000%, 8–15–34	5,000	6,134

		199,748

Utah – 0.4%
UT State Charter Sch Fin Auth, Charter Sch Rev Bonds (North Davis Preparatory Academy), Ser 2010,
6.250%, 7–15–30	1,015	1,117
UT State Charter Sch Fin Auth, Charter Sch Rev Bonds (North Star Academy Proj), Ser 2010B,
7.000%, 7–15–45	2,100	2,352
UT State Charter Sch Fin Auth, Charter Sch Rev Bonds (Paradigm High Sch), Ser 2010,
6.375%, 7–15–40	2,160	2,168

		5,637

Virgin Islands – 0.1%
VI Pub Fin Auth, Sub Rev Bonds (VI Matching Fund Loan Note – Diageo Proj), Ser 2009A,
6.625%, 10–1–29	935	1,068

Virginia – 2.0%
Econ Dev Auth of James City Cnty, VA, Residential Care Fac Rev Bonds (VA Utd Methodist Homes of Williamsburg, Inc.), Ser 2013A:
6.000%, 6–1–43	3,039	3,010
2.000%, 10–1–48	983	43
Indl Dev Auth of Smyth Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009A,
8.000%, 7–1–38	460	546
Indl Dev Auth of Washington Cnty, VA, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2009C:
7.250%, 7–1–19	620	695
7.500%, 7–1–29	25	29

176	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Municipal High Income Fund (in thousands)	MARCH 31, 2015

MUNICIPAL BONDS (Continued)	Principal	Value
Virginia (Continued)
Mosaic Dist Cmnty Dev Auth, Fairfax Cnty, VA, Rev Bonds, Ser 2011A,
6.875%, 3–1–36	$4,300	$4,982
Norfolk Redev and Hsng Auth, Multifam Rental Hsng Fac Rev Bonds (1016 L.P. – Sussex Apt Proj), Ser 1996,
8.000%, 9–1–26	405	405
VA Small Business Fin Auth, Sr Lien Rev Bonds (Elizabeth River Crossing Opco LLC Proj), Ser 2012:
6.000%, 1–1–37	8,000	9,337
5.500%, 1–1–42	7,500	8,261

		27,308

Washington – 1.5%
Indl Dev Corp of the Port of Seattle, Spl Fac Rev Rfdg Bonds (Delta Air Lines, Inc. Proj), Ser 2012,
5.000%, 4–1–30	4,000	4,218
Port of Sunnyside, Yakima Cnty, WA, Rev Bonds (Indl Wastewater Treatment Sys), Ser 2008,
6.625%, 12–1–21	1,945	2,154
WA Hlth Care Fac Auth, Rev Bonds (Cent WA Hlth Svcs Assoc), Ser 2009:
6.250%, 7–1–24	795	891
7.000%, 7–1–31	1,680	1,972
7.000%, 7–1–39	2,000	2,335
WA Hlth Care Fac Auth, Rev Bonds (Seattle Cancer Care Alliance), Ser 2008,
7.375%, 3–1–38	250	308
WA State Hsng Fin Comsn (Rockwood Ret Cmnty Proj), Nonprofit Hsng Rev and Rfdg Rev Bonds, Ser 2014A,
7.500%, 1–1–49	8,000	9,005

		20,883

West Virginia – 0.3%
Brooke Cnty, WV, Rev Bonds (Bethany College), Ser 2011A,
6.750%, 10–1–37	4,000	4,476

Wisconsin – 1.8%
Pub Fin Auth, Sr Arpt Fac Rev and Rfdg Bonds (TrIps Obligated Group), Ser 2012B,
5.000%, 7–1–42	5,000	5,310
WI Hlth and Edu Fac Auth, Rev Bonds (Beloit College), Ser 2010A:
6.125%, 6–1–35	1,220	1,377
6.125%, 6–1–39	250	281

MUNICIPAL BONDS (Continued)	Principal	Value
Wisconsin (Continued)
WI Hlth and Edu Fac Auth, Rev Bonds (Saint John’s Cmnty, Inc.), Ser 2009:
7.250%, 9–15–29	$2,180	$2,569
7.625%, 9–15–39	5,500	6,541
WI Hlth and Edu Fac Auth, Rev Bonds (Woodland Hills Sr Hsng Proj), Ser 2014,
5.000%, 12–1–44	4,000	4,049
WI Pub Fin Auth, Edu Rev Bonds (Triad Edu Svc), Ser 2015A,
5.500%, 6–15–45	4,000	4,003

		24,130

TOTAL MUNICIPAL BONDS – 87.8%		$1,188,718
(Cost: $1,141,773)

SHORT-TERM SECURITIES

Commercial Paper (F) – 8.3%
Baxter International, Inc.,
0.480%, 4–9–15	10,000	9,998
Bemis Co., Inc.,
0.500%, 4–9–15	10,000	9,999
0.510%, 4–21–15	5,000	4,999
CVS Caremark Corp.,
0.470%, 4–27–15	5,000	4,998
General Mills, Inc.,
0.450%, 4–13–15	5,000	4,999
Kellogg Co.,
0.480%, 4–14–15	10,000	9,998
0.520%, 4–22–15	5,000	4,998
Kroger Co. (The),
0.500%, 4–6–15	4,000	4,000
Mondelez International, Inc.,
0.470%, 4–9–15	15,000	14,998
NBCUniversal Enterprise, Inc.,
0.420%, 4–1–15	10,000	10,000
0.500%, 4–9–15	10,000	9,999
San Francisco, CA Pub Util Comsn, Water Rev Commercial Paper, Ser A-1-T (Taxable), (GTD by Royal Bank of Canada),
0.130%, 4–21–15	3,900	3,900
Virginia Electric and Power Co.,
0.500%, 4–22–15	5,000	4,998
0.520%, 5–4–15	15,000	14,993

		112,877

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.1%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (G)	$1,648	$1,648

Municipal Obligations – 2.0%
CA GO Notes, Ser B-6 (Taxable), (GTD by Bank of America N.A.),
0.120%, 4–22–15	3,000	3,000
City of Chicago, GO Var Rate Demand Bonds, Ser 2003B-1 (GTD by JPMorgan Chase & Co.),
0.020%, 4–7–15 (G)	4,800	4,800
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2006,
0.030%, 4–7–15 (G)	2,500	2,500
Harris Cnty Hosp Dist, Sr Lien Rfdg Rev Bonds, Ser 2010 (GTD by JPMorgan Chase & Co.),
0.020%, 4–7–15 (G)	2,000	2,000
MN Office of Higher Edu, Adj Rate Supplemental Student Loan Prog Rev Bonds, Ser 2008B (Tax–Exempt),
0.020%, 4–7–15 (G)	4,300	4,300
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.),
0.010%, 4–1–15 (G)	9,000	9,000
NY State Hsng Fin Agy, Riverside Ctr 2 Hsng Rev Bonds, Ser 2013A-2 (GTD by Bank of America N.A.),
0.020%, 4–7–15 (G)	1,000	1,000

		26,600

TOTAL SHORT-TERM SECURITIES – 10.4%		$141,125
(Cost: $141,127)

TOTAL INVESTMENT SECURITIES – 98.5%		$1,334,056
(Cost: $1,286,523)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.5%		20,140

NET ASSETS – 100.0%		$1,354,196

2015	ANNUAL REPORT	177

SCHEDULE OF INVESTMENTS

Ivy Municipal High Income Fund (in thousands)	MARCH 31, 2015

Notes to Schedule of Investments

(A)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(B)	Payment-in-kind bonds.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015.

(D)	Zero coupon bond.

(E)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(F)	Rate shown is the yield to maturity at March 31, 2015.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$—	$—	$1,250
Corporate Debt Securities	—	2,963	—
Municipal Bonds	—	1,188,718	—
Short-Term Securities	—	141,125	—
Total	$—	$1,332,806	$1,250

During the period ended March 31, 2015, securities totaling $26,775 were transferred from Level 3 to Level 2 due to increased availability of observable market data due to increased market activity or information for these securities. Transfers out of Level 3 represent the values as of the beginning of the reporting period. There were no transfers between Level 1 and 2 during the period.

The following acronyms are used throughout this schedule:

AMBAC = American Municipal Bond Assurance Corp.

AGM = Assured Guaranty Municipal

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

178	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Small Cap Growth Fund	(UNAUDITED)

Timothy J. Miller

Below, Timothy Miller, CFA, portfolio manager of the Ivy Small Cap Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. He has managed the Fund since 2010 and has 36 years of investment experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Small Cap Growth Fund (Class A shares at new asset value)	8.03%
Ivy Small Cap Growth Fund (Class A shares including sales charges)	1.82%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	12.06%
(generally reflects the performance of small-company growth stocks)
Lipper Small-Cap Growth Funds Universe Average	8.09%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

Small-cap growth stocks staged a late rally in the fiscal year ended March 31, 2015 to pull even with the S&P 500 Index for the 12-month period while lagging the mid- and large-cap growth indexes. Calendar year 2014 was a year of consolidation and retrenchment for small-cap growth stocks after posting dramatic gains in 2013 and coming off of a five-year run of outperformance. When reviewing the prior two-year window of small-cap growth stock performance versus the S&P 500, the surge of outperformance in 2013 had been completely reversed by September 2014, at which point another rally ensued through the end of the fiscal year.

The correction of small-cap growth stocks in calendar year 2014 tended to be a combination of excessive valuations, high expectations and a sufficient degree of fundamental economic and earnings disappointment. After the banner year of 2013, there was simply not much room for any disappointment in earnings, and the discrepancy between small-cap valuations and large-cap valuations was too wide. Consequently, as fears of interest rate hikes set in during March 2014, the biotech bubble started to burst and along with it, all of the high expectation, highly valued small-cap technology and health care stocks. The correction was sharp but short-lived, however, as the fears of an interest rate hike waned. The benchmark U.S. Treasury 10-year bond began calendar year 2014 near 3%, but was drifting downward in the first half of the year, which provided some stabilization for the market. Then followed a roller coaster summer/fall period in the market driven by recession fears in Europe and China, while the U.S. economy was strengthening. Another upward spike in the U.S. Treasury 10-year yield in September drove the small-cap growth stock market to its low point for the fiscal year.

An important variable in the economic puzzle then started to provide a stimulus to consumers worldwide. Oil prices were cracking and cracking hard. West Texas Intermediate Oil (WTI) was priced in the $90 per barrel range for the first half of the fiscal year, and the forces of global supply and demand finally leaned against prices, driving WTI down to the $50s range by the end of 2014. The oil “dividend” coincided with another decline in the U.S. Treasury 10-year bond yield to a level below 2%, resulting in an economic boost for the consumer and a valuation boost for the market. So all of those highly valued biotech stocks that were crushed during the summer proceeded to rise again over the balance of the fiscal year. The small-cap growth index significantly outperformed from the September/October low point, catching the S&P 500, but falling short of the mid- and large-cap growth indexes.

Contributors and detractors

The Fund lagged its benchmark for the 12-month period ended March 31, 2015. The principal cause of the underperformance can be attributed to the Fund’s underweight allocation to biotechnology and semiconductor stocks. While the Fund had exposure to both, it was not nearly sufficient enough to catch the dramatic gains in the benchmark over the fiscal period. When a group has a strong bull market move, it tends to generally be the lowest quality and most risky stocks that lead the gains, and last fiscal year was no exception. The Fund’s positions in Microsemi Corp. and Diodes, Inc. participated in the semiconductor rally, but Power Integrations was down for the period after reporting a disappointing quarter. The net result was a significant shortfall for the industry and a drag on the technology sector. The Fund’s largest weight within technology was in the software sector, where outperformance overall was provided by positions in SS&C Technologies, Tyler Technologies, Manhattan Associates, Ultimate Software and lastly by Micros Systems which we sold out of the portfolio when it was acquired by Oracle. Most of the Fund’s communication equipment stocks were eliminated during the fiscal year as global spending on networks and communications equipment did not meet our expectations.

The biotech sector has posed quite a challenge for the Fund since the index contains more than 90 of these stocks, and most of them appear to be relying on the still-unproven results of drug development. The group as a whole, however, generally trade as a pack and has been very interest-rate sensitive. Since earnings for biotechs theoretically come about far into the future, the discount rate is critical to their valuation and low interest rates positively influence their discounted value, as does the risk premium or risk sentiment in the market. When rates are falling and the risk appetite is rising, the low discount rate can send the stocks soaring as a group and it is difficult to match those gains. The Fund has used a total return swap to get exposure to this large biotech universe, but the Fund’s exposure was well below the 10-12% index weighting, hence the lagging performance.

2015	ANNUAL REPORT	179

MANAGEMENT DISCUSSION

Ivy Small Cap Growth Fund (UNAUDITED)

Assuming that we are in the latter stages of the ultra-low interest rate environment, we believe this situation should reverse and work in the Fund’s favor over the next few years.

Outside of biotechs, the Fund’s health care winners included a number of medical technology and service companies such as Dexcom Inc., Spectranetics Corp. and AMN Healthcare Services. These and others contributed to net positive performance in the non-biotech/pharma portion of the health care sector.

Positive performance versus the benchmark was achieved most significantly in the consumer discretionary sector. The Fund raised its weighting in the consumer sectors during the second half of the year with a focus on restaurants, retail and apparel. The decrease in oil and the U.S. Treasury 10-year bond yield coincided with an improving domestic job market, which provided a strong catalyst for spending growth. Fund beneficiaries included Sonic, Zumiez, Burlington Stores, Asbury Automotive Group and Fiesta Restaurant Group. Sales comparisons and earnings in all cases handily exceeded expectations. The Fund tends to favor restaurant and retail concepts that we believe have strong brand recognition, healthy profitability and good unit growth potential. One of the Fund’s largest positions, Vail Resorts, also participated nicely in the recovery. The company prevailed in a dispute over ownership of the Park City, Utah mountain resort, which set up the opportunity for substantial earnings accretion from the development of its Utah assets. Vail successfully acquired a powerful suite of mountain assets across the U.S. and leveraged that position with a shrewd financial strategy that is centered around its season pass program. Further growth opportunities outside of the U.S. are likely the next step.

The Fund navigated the volatility in the energy sector over the year with an overweight position in the first half and an underweight position in the second half as oil prices were falling. The focus of the Fund continues to be on what we think are the best-positioned, faster-growing exploration and production (E&P) companies. During the past year, the emphasis was on E&P companies operating in the Permian Basin, where multiple pay zones and a large field have created what are, in our opinion, very attractive economics. The acquisition of Athlon Energy (no longer a Fund holding) by Encana Corp. at a nice premium provided confirmation of this theme. Diamondback Energy was the other major contributor for the year. Positions eliminated during the year included Rice Energy, Callon Petroleum and Dril-Quip. Offsetting some of the E&P gains was a disappointment from Matrix Services, a company that builds storage tanks/terminals and provides other construction services to the energy industry. A loss on a problem contract acquired by the company resulted in a sharp correction in the stock. We believe this was an overreaction that should be resolved over the next 12 months.

The balance of the portfolio experienced a minor drag, with the Fund’s overweight in banks and asset managers lagging. While the transports and commercial services holdings were positive contributors, the balance of industrials was impacted by its association with the energy sector.

Outlook

The strategy for the next 12 months will lean a bit more conservatively and focus on the strongest core positions in the Fund. Small caps tend to be primarily domestic businesses, and as such, we believe will benefit from the strength of the U.S. economy and be less impacted by the rising dollar. We think the factors favoring the consumer sector remain in place and could be favorably boosted by a rising wage trend as well. The software sector also is likely to remain an area of the Fund’s focus, with an emphasis on growth companies that we think are showing progress in the profitability and cash-generating characteristics of their model. Health care device companies and service companies will also remain an area of focus. In our opinion, the most dominant variable over the next 12 months will be the direction of interest rates. The market’s perception that the bottom has been reached and a rising trend is forthcoming could shake up the highest valued, riskiest portion of the market and favor the better quality positions in the portfolio.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earning s than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Small Cap Growth Fund’s performance.

180	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Small Cap Growth Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	97.3%
Consumer Discretionary	25.3%
Information Technology	18.2%
Industrials	17.7%
Health Care	16.5%
Financials	14.1%
Energy	2.9%
Consumer Staples	2.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.7%

Lipper Rankings

Category: Lipper Small-Cap Growth Funds	Rank	Percentile
1 Year	295/539	55
3 Year	210/477	44
5 Year	201/416	49
10 Year	68/296	23

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Vail Resorts, Inc.	Consumer Discretionary	Leisure Facilities
Ultimate Software Group, Inc. (The)	Information Technology	Application Software
DexCom, Inc.	Health Care	Health Care Equipment
Cepheid	Health Care	Biotechnology
SVB Financial Group	Financials	Regional Banks
Jack Henry & Associates, Inc.	Information Technology	Data Processing & Outsourced Services
Watsco, Inc.	Industrials	Trading Companies & Distributors
Bank of the Ozarks, Inc.	Financials	Regional Banks
Sonic Corp.	Consumer Discretionary	Restaurants
HNI Corp.	Industrials	Office Services & Supplies

See your advisor or www.ivyfunds.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	181

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Small Cap Growth Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	1.82%	3.11%	7.36%	1.72%	8.42%	7.74%	—	8.16%
5-year period ended 3-31-15	14.13%	14.25%	14.75%	14.05%	15.99%	15.29%	—	15.69%
10-year period ended 3-31-15	9.57%	9.33%	9.50%	—	—	—	—	10.45%
Since Inception of Class through 3-31-15(5)	—	—	—	8.78%	10.44%	9.25%	14.83%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-29-05 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

182	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Small Cap Growth Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 1.8%
Zumiez, Inc. (A)	526	$21,183

Apparel, Accessories & Luxury Goods – 4.1%
Carter’s, Inc.	198	18,291
Fifth & Pacific Co., Inc. (A)	511	17,049
Oxford Industries, Inc.	154	11,589

		46,929

Automotive Retail – 4.0%
Asbury Automotive Group, Inc. (A)	144	11,966
Corner Store Holdings, Inc.	225	9,870
Lithia Motors, Inc.	96	9,494
Monro Muffler Brake, Inc.	234	15,235

		46,565

Broadcasting – 0.3%
Townsquare Media, Inc. (A)	289	3,719

Distributors – 1.6%
Pool Corp.	258	18,005

General Merchandise Stores – 2.0%
Burlington Stores, Inc. (A)	388	23,031

Hotels, Resorts & Cruise Lines – 1.9%
La Quinta Holdings, Inc. (A)	936	22,153

Leisure Facilities – 3.8%
Intrawest Resorts Holdings, Inc. (A)	455	3,970
Vail Resorts, Inc.	381	39,382

		43,352

Restaurants – 5.1%
Dave & Buster’s Entertainment, Inc. (A)	478	14,574
Fiesta Restaurant Group, Inc. (A)	332	20,246
Sonic Corp.	759	24,060

		58,880

Specialty Stores – 0.7%
Cabela’s, Inc., Class A (A)	135	7,546

Total Consumer Discretionary – 25.3%		291,363
Consumer Staples

Food Distributors – 1.3%
United Natural Foods, Inc. (A)	192	14,814

Packaged Foods & Meats – 1.3%
Lance, Inc.	459	14,669

Total Consumer Staples – 2.6%		29,483

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Equipment & Services – 0.9%
Matrix Service Co. (A)	541	$9,507

Oil & Gas Exploration & Production – 2.0%
Diamondback Energy, Inc. (A)	157	12,041
RSP Permian, Inc. (A)	199	5,005
Viper Energy Partners L.P.	340	6,211

		23,257

Total Energy – 2.9%		32,764
Financials

Asset Management & Custody Banks – 2.5%
Financial Engines, Inc.	151	6,315
WisdomTree Investment, Inc.	1,055	22,647

		28,962

Consumer Finance – 2.1%
First Cash Financial Services, Inc. (A)	166	7,720
Portfolio Recovery Associates, Inc. (A)	310	16,854

		24,574

Investment Banking & Brokerage – 1.4%
Moelis & Co., Class A	535	16,104

Real Estate Services – 0.9%
RE/MAX Holdings, Inc., Class A	316	10,481

Regional Banks – 7.2%
Bank of the Ozarks, Inc.	698	25,781
Cathay General Bancorp	545	15,508
IBERIABANK Corp.	192	12,114
SVB Financial Group (A)	230	29,202

		82,605

Total Financials – 14.1%		162,726
Health Care

Biotechnology – 3.3%
ACADIA Pharmaceuticals, Inc. (A)	233	7,600
Cepheid (A)	532	30,262

		37,862

Health Care Equipment – 4.5%
Cardiovascular Systems, Inc. (A)	217	8,452
DexCom, Inc. (A)	607	37,841
Heartware International, Inc. (A)	64	5,607

		51,900

Health Care Facilities – 0.9%
Surgical Care Affiliates, Inc. (A)	285	9,780

COMMON STOCKS (Continued)	Shares	Value
Health Care Services – 2.7%
AMN Healthcare Services, Inc. (A)	670	$15,455
ExamWorks Group, Inc. (A)	381	15,871

		31,326

Health Care Supplies – 3.1%
Endologix, Inc. (A)	238	4,066
LDR Holding Corp. (A)	359	13,136
Spectranetics Corp. (The) (A)	545	18,930

		36,132

Health Care Technology – 1.0%
Medidata Solutions, Inc. (A)	237	11,620

Pharmaceuticals – 1.0%
Akorn, Inc. (A)	238	11,298

Total Health Care – 16.5%		189,918
Industrials

Air Freight & Logistics – 1.1%
Hub Group, Inc. (A)	332	13,052

Building Products – 0.7%
Apogee Enterprises, Inc.	171	7,404

Construction & Engineering – 0.6%
Primoris Services Corp.	385	6,615

Construction Machinery & Heavy Trucks – 2.3%
Wabash National Corp. (A)	1,072	15,108
Westinghouse Air Brake Technologies Corp.	121	11,519

		26,627

Human Resource & Employment Services – 0.9%
Kforce, Inc.	453	10,100

Industrial Machinery – 2.9%
CLARCOR, Inc.	292	19,283
Graham Corp.	199	4,771
Tennant Co.	150	9,794

		33,848

Office Services & Supplies – 2.1%
HNI Corp.	435	23,999

Trading Companies & Distributors – 3.8%
Rush Enterprises, Inc. (A)	615	16,832
Watsco, Inc.	218	27,377

		44,209

Trucking – 3.3%
Covenant Transportation Group, Inc., Class A (A)	286	9,471
Landstar System, Inc.	229	15,169

2015	ANNUAL REPORT	183

SCHEDULE OF INVESTMENTS

Ivy Small Cap Growth Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Trucking (Continued)
Saia, Inc. (A)	299	$13,241

		37,881

Total Industrials – 17.7%		203,735
Information Technology

Application Software – 8.6%
Descartes Systems Group, Inc. (The) (A)(B)	255	3,846
Manhattan Associates, Inc. (A)	324	16,382
Paycom Software, Inc. (A)	160	5,130
SS&C Technologies Holdings, Inc.	331	20,609
Tyler Technologies, Inc. (A)	122	14,644
Ultimate Software Group, Inc. (The) (A)	228	38,708

		99,319

Data Processing & Outsourced Services – 2.5%
Jack Henry & Associates, Inc.	418	29,179

Electronic Equipment & Instruments – 0.7%
MTS Systems Corp.	104	7,844

COMMON STOCKS (Continued)	Shares	Value
Internet Software & Services – 3.0%
Demandware, Inc. (A)	273	$16,650
GrubHub, Inc. (A)	165	7,494
Textura Corp. (A)	363	9,865

		34,009

IT Consulting & Other Services – 0.8%
Leidos Holdings, Inc.	183	9,382

Semiconductors – 2.6%
Diodes, Inc. (A)	195	5,565
Microsemi Corp. (A)	355	12,553
Power Integrations, Inc.	233	12,114

		30,232

Total Information Technology – 18.2%		209,965

TOTAL COMMON STOCKS – 97.3%		$1,119,954
(Cost: $738,644)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (C) – 2.1%
Danaher Corp.,
0.080%, 4–10–15	$5,578	$5,578
Ecolab, Inc.,
0.480%, 4–9–15	5,000	4,999
Kellogg Co.:
0.430%, 4–1–15	5,000	5,000
0.430%, 4–9–15	3,000	3,000
Wisconsin Gas LLC,
0.170%, 4–9–15	5,000	5,000

		23,577

Master Note – 0.4%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (D)	5,076	5,076

TOTAL SHORT-TERM SECURITIES – 2.5%		$28,653
(Cost: $28,653)

TOTAL INVESTMENT SECURITIES – 99.8%		$1,148,607
(Cost: $767,297)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		2,684

NET ASSETS – 100.0%		$1,151,291

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Rate shown is the yield to maturity at March 31, 2015.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following total return swap agreements were outstanding at March 31, 2015:

Counterparty	Number of Shares	Underlying Security	Termination Date	Notional Amount	Financing Fee(1)(2)	Unrealized Depreciation
JPMorgan Chase Bank N.A.	185,791	Biotech Custom Index	09/09/2015	$24,160	1M LIBOR less 50 bps	$(13)

(1)	The Fund pays the financing fee multiplied by the notional amount each month.

(2)	At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$1,119,954	$—	$—
Short-Term Securities	—	28,653	—
Total	$1,119,954	$28,653	$—

Liabilities
Total Return Swaps	$—	$13	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

See Accompanying Notes to Financial Statements.

184	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Small Cap Value Fund	(UNAUDITED)

Kenneth G. Gau

Kenneth G. Gau, who has 20 years of industry experience, became portfolio manager of Ivy Small Cap Value Fund in August 2014. The Fund was managed by Christopher J. Parker, CFA from September 2011 through July 2014. Below, Mr. Gau discusses positioning, performance and results for the fiscal year ended March 31, 2015.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Small Cap Value Fund (Class A shares at net asset value)	5.74%
Ivy Small Cap Value Fund (Class A shares including sales charges)	–0.35%
Benchmark(s) and/or Lipper Category
Russell 2000 Value Index	4.48%
(generally reflects the performance of small-cap company value style stocks)
Lipper Small-Cap Value Funds Universe Average	3.76%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers, contributors and detractors

After seeing a terrific return in equities in fiscal year 2014, 2015 has been clearly more muted, but still solidly positive across the board. The Russell 2000 Value Index was up 4.48% for the fiscal year ended March 31, 2015. On a relative basis, the Fund outperformed its benchmark and peers for the period.

Two of the biggest defining events for equity markets in the fiscal year were the counter consensus moves in interest rates and oil prices. For some time now, including the most recent fiscal year, many strategists have believed that interest rates were about to positively inflect. This once again did not prove to be true, as rates drifted lower and caused a number of sectors/industries to perform much differently than expected. For example, utilities was the second best performing sector in the Russell 2000 Value Index in the fiscal year (and the best sector in calendar year 2014), which was far from consensus and consequently proved to be a drag on performance. Aside from utilities, many portfolios also faced a headwind by being underweight real estate investment trusts (REITs), which also outperformed during calendar year 2014.

In terms of the energy sector, it provided some surprises as it experienced a reversal in performance in the middle of calendar year 2014 tied to the collapse of crude oil prices [$115 in June 2014 to the mid $50s per barrel at fiscal year-end (Brent crude)], which caught many investors off-guard. After having been the leadership group for the first six months of calendar year 2014, energy became the worst performing sector by a far greater magnitude in the second half of the calendar year (and massively underperformed in the fiscal year ended March 31, 2015, being down just over 45%). There were several clear catalysts for this dramatic reversal, including excess supply (which was aided by excess liquidity from central banks); diminishing demand (aside from several pockets of growth like the U.S., global growth generally decelerated); and OPEC action (Saudi Arabia decided it was time to pierce the price bubble by refusing to cut supply).

In relation to these aforementioned surprises, the Fund also felt a roughly 200 basis point headwind from sector/industry allocation, all of which can be attributed to being underweight utilities and REITs, and being overweight energy. Fortunately, overall portfolio stock selection more than compensated for allocation headwinds. While there were many individual stocks that added to performance, there were two that really had outsized contribution, which were Matson, Inc. and Spansion (no longer a hold of the Fund). Collectively these stocks contributed over 265 basis points to the Fund’s return as Spansion was up roughly 120% and Matson was up roughly 75% during fiscal 2015.

Outlook

Much like where the market finished in 2014, we are still of the belief that the bull market run that began in March 2009 remains in a sustained uptrend, as we believe we are continuing to see the fruits of an economic recovery.

We also believe that there are a number of positive tailwinds for the consumer in 2015, ranging from improving employment (both job creation and rising wages), a recovery in housing, a benefit from falling energy prices, and continued benefits from an extended period of Federal Reserve (Fed) accommodation.

Interestingly, we think it is likely that it will be this economic strength that could ultimately lead to greater market volatility as investors and the Fed grapple with the need for tightened monetary policy.

What we believe will further complicate this debate are the global implications of a strengthening dollar, diverging global monetary policies and increased geopolitical risks. No one is suggesting that this transition will be easy, but with volatility, we find that opportunity often arises for those who are resourceful and disciplined.

We will continue to work diligently for what we hope will be another prosperous year for the Fund.

2015	ANNUAL REPORT	185

MANAGEMENT DISCUSSION

Ivy Small Cap Value Fund (UNAUDITED)

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is no guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more established companies. Value stocks are stocks of companies that may have experienced adverse business or industry developments, or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Small Cap Value Fund.

186	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Small Cap Value Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	97.2%
Financials	30.4%
Consumer Discretionary	16.9%
Industrials	16.2%
Materials	12.5%
Health Care	5.8%
Consumer Staples	5.5%
Energy	4.0%
Information Technology	3.6%
Utilities	2.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.8%

Lipper Rankings

Category: Lipper Small-Cap Value Funds	Rank	Percentile
1 Year	131/308	43
3 Year	108/261	42
5 Year	180/219	82
10 Year	94/153	62

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Scotts Miracle-Gro Co. (The)	Materials	Fertilizers & Agricultural Chemicals
Carmike Cinemas, Inc.	Consumer Discretionary	Movies & Entertainment
Krispy Kreme Doughnuts, Inc.	Consumer Discretionary	Restaurants
Matson, Inc.	Industrials	Marine
Webster Financial Corp.	Financials	Regional Banks
Western Alliance Bancorporation	Financials	Regional Banks
First Horizon National Corp.	Financials	Regional Banks
Smart Balance, Inc.	Consumer Staples	Packaged Foods & Meats
SVB Financial Group	Financials	Regional Banks
Cytec Industries, Inc.	Materials	Specialty Chemicals

See your advisor or www.ivyfunds.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	187

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Small Cap Value Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-0.35%	0.95%	5.02%	0.00%	6.20%	5.57%	—	5.93%
5-year period ended 3-31-15	9.90%	9.86%	10.40%	10.32%	11.77%	—	—	11.46%
10-year period ended 3-31-15	7.08%	6.76%	6.91%	—	—	—	—	8.07%
Since Inception of Class through 3-31-15(6)	—	—	—	6.29%	7.27%	17.46%	8.17%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

188	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Small Cap Value Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Automotive Retail – 1.2%
Monro Muffler Brake, Inc.	56	$3,617

Catalog Retail – 1.8%
HSN, Inc.	83	5,629

Consumer Electronics – 1.9%
Harman International Industries, Inc.	42	5,653

Internet Retail – 2.9%
FTD Co., Inc. (A)	159	4,752
NutriSystem, Inc.	208	4,160

		8,912

Movies & Entertainment – 5.4%
Carmike Cinemas, Inc. (A)	379	12,737
DreamWorks Animation SKG, Inc., Class A (A)	153	3,705

		16,442

Restaurants – 3.7%
Krispy Kreme Doughnuts, Inc. (A)	564	11,264

Total Consumer Discretionary – 16.9%		51,517
Consumer Staples

Food Retail – 0.8%
Casey’s General Stores, Inc.	26	2,343

Packaged Foods & Meats – 4.7%
B&G Foods, Inc.	124	3,635
Diamond Foods, Inc. (A)	97	3,159
Smart Balance, Inc. (A)	791	7,534

		14,328

Total Consumer Staples – 5.5%		16,671
Energy

Oil & Gas Equipment & Services – 0.6%
Superior Energy Services, Inc.	81	1,807

Oil & Gas Refining & Marketing – 1.0%
Delek U.S. Holdings, Inc.	82	3,271

Oil & Gas Storage & Transportation – 2.4%
Sunoco, Inc.	89	4,586
Targa Resources Partners L.P.	64	2,667

		7,253

Total Energy – 4.0%		12,331
Financials

Consumer Finance – 2.4%
JG Wentworth Co. (A)	127	1,321
Portfolio Recovery Associates, Inc. (A)	112	6,073

		7,394

COMMON STOCKS (Continued)	Shares	Value
Investment Banking & Brokerage – 1.1%
Greenhill & Co., Inc.	85	$3,350

Life & Health Insurance – 1.6%
American Equity Investment Life Holding Co.	172	5,019

Office REITs – 1.7%
Corporate Office Properties Trust	124	3,635
Highwoods Properties, Inc.	37	1,689

		5,324

Property & Casualty Insurance – 1.7%
Argo Group International Holdings Ltd.	102	5,092

Real Estate Operating Companies – 0.8%
Forest City Enterprises, Inc., Class A (A)	93	2,366

Regional Banks – 14.1%
First Horizon National Corp.	529	7,564
PrivateBancorp, Inc.	152	5,339
SVB Financial Group (A)	56	7,114
Synovus Financial Corp.	195	5,462
Talmer Bancorp, Inc., Class A (A)	66	1,003
Webster Financial Corp.	237	8,770
Western Alliance Bancorporation (A)	260	7,703

		42,955

Reinsurance – 3.5%
Endurance Specialty Holdings Ltd.	76	4,659
Reinsurance Group of America, Inc.	66	6,141

		10,800

Retail REITs – 1.4%
Kite Realty Group Trust	150	4,225

Specialized REITs – 2.1%
LaSalle Hotel Properties	57	2,211
RLJ Lodging Trust	57	1,794
Strategic Hotels & Resorts, Inc. (A)	184	2,290

		6,295

Total Financials – 30.4%		92,820
Health Care

Health Care Equipment – 0.9%
STERIS Corp.	38	2,635

Health Care Facilities – 2.9%
HealthSouth Corp.	96	4,258
LifePoint Hospitals, Inc. (A)	63	4,613

		8,871

COMMON STOCKS (Continued)	Shares	Value
Health Care Supplies – 2.0%
Kimberly-Clark Corp. (A)	124	$6,106

Total Health Care – 5.8%		17,612
Industrials

Building Products – 4.4%
American Woodmark Corp. (A)	55	3,010
Continental Building Products, Inc. (A)	172	3,891
Masonite International Corp. (A)	95	6,363

		13,264

Commercial Printing – 1.1%
Deluxe Corp.	47	3,222

Diversified Support Services – 1.4%
G&K Services, Inc. (A)	61	4,403

Industrial Machinery – 2.4%
CLARCOR, Inc.	36	2,378
Timken Co. (The)	120	5,074

		7,452

Marine – 3.6%
Matson, Inc.	262	11,029

Office Services & Supplies – 1.5%
Avery Dennison Corp.	87	4,592

Trucking – 1.8%
Marten Transport Ltd.	91	2,111
Werner Enterprises, Inc.	109	3,430

		5,541

Total Industrials – 16.2%		49,503
Information Technology

Electronic Manufacturing Services – 0.9%
Plexus Corp. (A)	70	2,838

Semiconductor Equipment – 1.1%
Teradyne, Inc.	179	3,370

Semiconductors – 0.8%
Fairchild Semiconductor International, Inc. (A)	138	2,511

Technology Distributors – 0.8%
Insight Enterprises, Inc. (A)	81	2,310

Total Information Technology – 3.6%		11,029
Materials

Aluminum – 1.3%
Kaiser Aluminum Corp.	52	3,967

Commodity Chemicals – 1.3%
Axiall Corp.	83	3,887

2015	ANNUAL REPORT	189

SCHEDULE OF INVESTMENTS

Ivy Small Cap Value Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Fertilizers & Agricultural Chemicals – 4.7%
Scotts Miracle-Gro Co. (The)	211	$14,166

Forest Products – 1.1%
Boise Cascade Co. (A)	92	3,450

Paper Products – 1.9%
Schweitzer-Mauduit International, Inc.	125	5,756

Specialty Chemicals – 2.2%
Cytec Industries, Inc.	125	6,739

Total Materials – 12.5%		37,965
Utilities

Electric Utilities – 1.3%
Great Plains Energy, Inc.	91	2,439
Portland General Electric Co.	41	1,528

		3,967

COMMON STOCKS (Continued)	Shares	Value
Gas Utilities – 1.0%
Southwest Gas Corp.	53	$3,109

Total Utilities – 2.3%		7,076

TOTAL COMMON STOCKS – 97.2%		$296,524
(Cost: $248,501)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 1.9%
Kroger Co. (The),
0.280%, 4–1–15	$2,798	2,798
PacifiCorp,
0.550%, 4–2–15	3,000	3,000

		5,798

Master Note – 0.9%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (C)	2,709	2,709

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations – 0.1%
MI Strategic Fund, Var Rate Demand Ltd. Oblig Rev Bonds (Air Products and Chemicals, Inc. Proj), Ser 2007 (GTD by Bank of New York (The)),
0.040%, 4–1–15 (C)	$293	$293

TOTAL SHORT-TERM SECURITIES – 2.9%		$8,800
(Cost: $8,800)

TOTAL INVESTMENT SECURITIES – 100.1%		$305,324
(Cost: $257,301)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(308)

NET ASSETS – 100.0%		$305,016

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at March 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$296,524	$—	$—
Short-Term Securities	—	8,800	—
Total	$296,524	$8,800	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

190	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Ivy Tax-Managed Equity Fund	(UNAUDITED)

Bradley M. Klapmeyer

Bradley M. Klapmeyer, CFA, who has 15 years of industry experience, became portfolio manager of Ivy Tax-Managed Equity Fund in August 2014. The Fund was managed by Sarah C. Ross, CFA from May 2009 through July 2014. Below, Mr. Klapmeyer discusses positioning, performance and results for the fiscal year ended March 31, 2015.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Tax-Managed Equity Fund (Class A shares at net asset value)	17.00%
Ivy Tax-Managed Equity Fund (Class A shares including sales charges)	10.26%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	16.09%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	14.54%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key Drivers

The equity market recorded yet another double-digit gain for the year ended March 31, 2015. The market was driven by continued easy monetary policy out of the Federal Reserve (Fed) and strong gains in domestic growth aided by concerns regarding global growth with sluggishness in Europe, Japan and China. These dynamics positioned the U.S. as a bastion of hope (and growth) within an uncertain global macro environment. It also resulted in U.S. investors focusing mainly on the positive indicators at work in the U.S., such as employment gains, strong manufacturing returns, and low interest rates.

Another notable event occurred later in the fiscal year. The slide in oil prices rattled investor confidence in the industrial economy as energy capital spending declined. This dynamic led to a notable rerating lower in the energy-related securities, but had yet to show up materially in economic data points. An offset to energy concerns was a growing sense of optimism relating to the U.S. consumer, who should not only benefit from lower energy prices, but hopefully should see benefits from a tightening labor picture as well.

Looking at the Russell 1000 Growth benchmark, which also posted a double-digit return, performance shows that price momentum and relative strength were key variables in driving performance during the fiscal year. This implied that the market kept “betting on the winners.” A continued focus on dividend yield was also a factor in determining equity outperformance, as within the benchmark higher-yielding stocks performed better. Valuation factors or a bet on the less expensive stocks was a losing strategy, as factors like price-to-cash-flow and enterprise value/EBITDA did not create value.

Contributors and detractors

The Fund outperformed its benchmark for the 12-month period ended March 31, 2015. The Fund’s philosophy has remained consistent regardless of the economic backdrop, which is a process that we believe identifies structurally advantaged companies that can generate superior levels of profitability and growth over time. In many cases, short-term dislocations and volatility provided by macro uncertainty can offer a favorable entry point for structurally advantaged businesses. The process tends to appreciate the near-term nuances, but tends to stress the importance of getting the maturity value correct and taking advantages of periodic dislocations.

In terms of performance attribution, the Fund benefited from the health care sector, both in terms of an overweight position and favorable stock selection. Security selection in technology, an underweight in energy and materials and stock selection in telecommunications were other factors driving favorable relative performance during the period.

Health care was by far the biggest favorable contributor to the Fund’s relative performance during the period. Health care performance was positive across subsectors, with strength in specialty pharmaceuticals, hospitals and biotechnology. Biotechnology names like Biogen Idec and Gilead Sciences contributed to performance, as new product launches continued to drive upward revenue and earnings revisions. Hospital stocks, such as the Fund’s position in HCA Holdings and Universal Health Services, benefited from strong enrollment in the Affordable Care Act and an improved macro backdrop.

Other notable performers included consumer discretionary names Limited Brands and JD.com. Limited Brands shares moved higher as investors began to appreciate the international potential of the Victoria’s Secret brand. JD.com has a foothold in the early days of e-commerce within China and should benefit from the Chinese consumers’ desire to shop online and skip the brick-and-mortar experience.

Despite the consumer discretionary stock-specific performances as described above, overall security selection in the sector was a notable detractor from performance during the Fund’s fiscal year. Chinese government pressure on corruption and a tightening of credit put a halt to gaming revenue growth in Macau, driving shares of Las Vegas Sands and Wynn Resorts lower. The industrials sector was another detractor of performance, as the reduction in oil prices began to call into question near-term fundamentals across the U.S. industrial economy. Names such as Pentair and Flowserve

2015	ANNUAL REPORT	191

MANAGEMENT DISCUSSION

Ivy Tax-Managed Equity Fund (UNAUDITED)

(no longer Fund holdings) began to price in the estimate revisions that were likely to take place due to lower energy capital spending going forward. Cash held was also a detractor of relative performance given the sizeable gains in the Fund’s benchmark.

Outlook

Although we believe the tone should generally remain positive regarding sustainable growth from the U.S. economy, likely in the 2.5 to 3% range, the debates are likely to turn elsewhere during the coming fiscal year. There are some key debates that are worth appreciating, which we think will help to determine equity market performance on a “go-forward” basis. These debates center on global growth and the timing of the Fed’s move to a “less accommodative” fiscal policy.

As previously discussed, global macro indicators weakened throughout the period and, in response, central banks around the world have eased monetary policy — creating liquidity and devaluing their currencies — in an attempt to fuel some economic growth, similar to what has occurred in the U.S. Another output has been a strong U.S. dollar, which we think is putting the U.S. in a positon of strength at the moment. If the global liquidity policy ultimately turns out to be a “pushing on a string” exercise then it is possible that growth in the U.S. is not immune to sluggish global growth. The U.S. may be a temporary bastion of growth, but without a better global backdrop, it becomes more difficult to see the equity markets sustain their current high valuations.

A second emerging risk to the market comes with a change in Fed interest rate policy and how that could impact liquidity. This liquidity has supported asset prices and the current modest growth in the U.S. economy. Since quantitative easing has meant cheap money and massive liquidity, in our opinion, it is only intellectually honest to think that market valuations may change course upon Fed action to raise rates. We think an implied tightening of liquidity, even if only minor, may put market valuations at risk. As we enter a year in which these two debates — global growth and U.S. liquidity — will likely take center stage, we believe the domestic market likely tilts toward a more balanced risk-reward situation.

The Fund’s positioning for the coming year will focus intently on near-term valuations and also on long-term maturity value. We think near-term valuations can offer some protection in the interim as long as the market position of a company is well defended, growth is sustained and maturity value is realizable. The Fund will stay the course and continue to seek out companies that we think have strong business models that also have a maturity value materially higher than current levels. Within this approach, the Fund will attempt to minimize taxable gains and income to shareholders. Thank you for your continued confidence and support.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. Tax-management strategies may alter investment decisions and affect portfolio holdings, when compared to those of non-tax-managed mutual funds. Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable Federal income tax rates. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Tax-Managed Equity Fund.

192	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy Tax-Managed Equity Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	94.1%
Information Technology	24.8%
Health Care	23.7%
Consumer Discretionary	21.2%
Industrials	11.7%
Consumer Staples	7.6%
Energy	2.8%
Telecommunication Services	2.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.9%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	164/702	24
3 Year	247/623	40
5 Year	332/545	61

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Actavis plc	Health Care	Pharmaceuticals
Limited Brands, Inc.	Consumer Discretionary	Apparel Retail
Amazon.com, Inc.	Consumer Discretionary	Internet Retail
Visa, Inc., Class A	Information Technology	Data Processing & Outsourced Services
salesforce.com, Inc.	Information Technology	Application Software
Shire Pharmaceuticals Group plc ADR	Health Care	Pharmaceuticals
Verisk Analytics, Inc., Class A	Industrials	Research & Consulting Services
MasterCard, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Adobe Systems, Inc.	Information Technology	Application Software

See your advisor or www.ivyfunds.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	193

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Tax-Managed Equity Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I(5)	Class Y(6)
1-year period ended 3-31-15	10.26%	12.25%	16.21%	17.33%	17.04%
5-year period ended 3-31-15	12.22%	12.76%	12.83%	13.78%	13.62%
10-year period ended 3-31-15	—	—	—	9.31%	—
Since Inception of Class through 3-31-15(7)	14.61%	14.99%	15.02%	—	15.82%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	The Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund were reorganized as the Class I shares of Ivy Tax-Managed Equity Fund on May 18, 2009. The performance shown for periods prior to this date is that of the Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Tax-Managed Equity Fund. If those expenses were reflected, performance shown would differ.

(6)	The return shown for Class Y is hypothetical because there were no shares or assets for the period from July 28, 2009 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

(7)	5-18-09 for Class A shares, 5-18-09 for Class B shares, 5-18-09 for Class C shares and 5-18-09 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

194	ANNUAL REPORT	2015

BEFORE – AND AFTER – TAX RETURNS

Ivy Tax-Managed Equity Fund	(UNAUDITED)

Before- and After-Tax Returns(1)	1-year period ended 3-31-15		5-year period ended 3-31-15	10-year period ended 3-31-15	Since inception of Class through 3-31-15(2)
Class A(3)
Before Taxes	10.26%		12.22%	—	14.61%
After Taxes on Distributions	9.74%		11.95%	—	14.37%
After Taxes on Distributions and Sale of Fund Shares	6.20%	(4)	9.75%	—	11.87%
Class B(5)
Before Taxes	12.25%		12.76%	—	14.99%
After Taxes on Distributions	11.68%		12.51%	—	14.77%
After Taxes on Distributions and Sale of Fund Shares	7.36%	(4)	10.20%	—	12.20%
Class C
Before Taxes	16.21%		12.83%	—	15.02%
After Taxes on Distributions	15.65%		12.57%	—	14.80%
After Taxes on Distributions and Sale of Fund Shares	9.60%	(4)	10.25%	—	12.23%
Class I(6)
Before Taxes	17.33%		13.78%	9.31%	—
After Taxes on Distributions	16.78%		13.48%	9.17%	—
After Taxes on Distributions and Sale of Fund Shares	10.22%	(4)	11.04%	7.66%	—
Class Y(7)
Before Taxes	17.04%		13.62%	—	15.82%
After Taxes on Distributions	16.49%		13.34%	—	15.58%
After Taxes on Distributions and Sale of Fund Shares	10.06%	(4)	10.91%	—	12.91%
Russell 1000 Growth Index	16.09%		15.63%	9.36%	18.79%

(1)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(2)	5-18-09 for Class A shares, 5-18-09 for Class B shares, 5-18-09 for Class C shares and 5-18-09 for Class Y shares (the date on which shares were first acquired by shareholders).

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

(5)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(6)	The Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund were reorganized as the Class I shares of Ivy Tax-Managed Equity Fund on May 18, 2009. The performance shown for periods prior to this date is that of the Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Tax-Managed Equity Fund. If those expenses were reflected, performance shown would differ.

(7)	The return shown for Class Y is hypothetical because there were no shares or assets for the period from July 28, 2009 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

The table above shows average annual returns on a before-tax and after-tax basis. Returns Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Returns After Taxes on Distributions is the Fund’s actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Returns After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

2015	ANNUAL REPORT	195

SCHEDULE OF INVESTMENTS

Ivy Tax-Managed Equity Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 3.6%
Limited Brands, Inc.	30	$2,838

Broadcasting – 0.5%
CBS Corp., Class B	7	404

Cable & Satellite – 3.5%
Comcast Corp., Class A	26	1,440
Time Warner Cable, Inc.	9	1,379

		2,819

Casinos & Gaming – 1.1%
Las Vegas Sands, Inc.	10	554
Wynn Resorts Ltd.	3	348

		902

Footwear – 2.0%
NIKE, Inc., Class B	16	1,571

Hotels, Resorts & Cruise Lines – 2.2%
Hilton Worldwide Holdings, Inc. (A)	37	1,096
Starwood Hotels & Resorts Worldwide, Inc.	8	644

		1,740

Internet Retail – 6.8%
Amazon.com, Inc. (A)	7	2,642
JD.com, Inc. ADR (A)	29	856
priceline.com, Inc. (A)	2	1,863

		5,361

Movies & Entertainment – 1.5%
Twenty-First Century Fox, Inc., Class A	35	1,178

Total Consumer Discretionary – 21.2%		16,813
Consumer Staples

Brewers – 1.2%
Anheuser-Busch InBev S.A. ADR	8	953

Food Retail – 1.6%
Casey’s General Stores, Inc.	14	1,243

Hypermarkets & Super Centers – 1.5%
Costco Wholesale Corp.	8	1,191

Packaged Foods & Meats – 1.2%
Mead Johnson Nutrition Co.	9	939

Personal Products – 1.5%
Estee Lauder Co., Inc. (The), Class A	15	1,223

Tobacco – 0.6%
Philip Morris International, Inc.	7	511

Total Consumer Staples – 7.6%		6,060

COMMON STOCKS (Continued)	Shares	Value
Energy

Oil & Gas Equipment & Services – 2.8%
Halliburton Co.	28	$1,237
Schlumberger Ltd.	12	968

		2,205

Total Energy – 2.8%		2,205
Health Care

Biotechnology – 9.3%
ACADIA Pharmaceuticals, Inc. (A)	19	616
Alexion Pharmaceuticals, Inc. (A)	7	1,144
Biogen, Inc. (A)	5	1,900
Gilead Sciences, Inc. (A)	18	1,794
Incyte Corp. (A)	11	1,036
Vertex Pharmaceuticals, Inc. (A)	8	908

		7,398

Health Care Facilities – 2.9%
HCA Holdings, Inc. (A)	14	1,046
Universal Health Services, Inc., Class B	10	1,224

		2,270

Pharmaceuticals – 11.5%
Actavis plc (A)	11	3,141
Bristol-Myers Squibb Co.	29	1,845
Shire Pharmaceuticals Group plc ADR	9	2,177
Teva Pharmaceutical Industries Ltd. ADR	31	1,944

		9,107

Total Health Care – 23.7%		18,775
Industrials

Aerospace & Defense – 3.1%
Boeing Co. (The)	13	1,912
Precision Castparts Corp.	3	561

		2,473

Industrial Machinery – 0.9%
Pall Corp.	7	729

Railroads – 2.8%
Kansas City Southern	7	685
Union Pacific Corp.	14	1,499

		2,184

Research & Consulting Services – 2.7%
Verisk Analytics, Inc., Class A (A)	30	2,163

Trucking – 2.2%
J.B. Hunt Transport Services, Inc.	20	1,716

Total Industrials – 11.7%		9,265

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Application Software – 5.4%
Adobe Systems, Inc. (A)	28	$2,092
salesforce.com, Inc. (A)	33	2,185

		4,277

Communications Equipment – 0.6%
F5 Networks, Inc. (A)	4	449

Data Processing & Outsourced Services – 7.3%
FleetCor Technologies, Inc. (A)	9	1,419
MasterCard, Inc., Class A	25	2,116
Visa, Inc., Class A	35	2,271

		5,806

Internet Software & Services – 5.5%
Facebook, Inc., Class A (A)	22	1,781
Google, Inc., Class A (A)	3	1,387
Google, Inc., Class C (A)	2	1,205

		4,373

Semiconductor Equipment – 1.7%
Applied Materials, Inc.	58	1,297

Technology Hardware, Storage & Peripherals – 4.3%
Apple, Inc.	28	3,426

Total Information Technology – 24.8%		19,628
Telecommunication Services

Wireless Telecommunication Service – 2.3%
SBA Communications Corp. (A)	15	1,793

Total Telecommunication Services – 2.3%		1,793

TOTAL COMMON STOCKS – 94.1%		$74,539
(Cost: $56,408)

SHORT-TERM SECURITIES	Principal
Master Note – 5.6%
Toyota Motor Credit Corp.,
0.130%, 4–1–15 (B)	$4,404	4,404

TOTAL SHORT-TERM SECURITIES – 5.6%		$4,404
(Cost: $4,404)

TOTAL INVESTMENT SECURITIES – 99.7%		$78,943
(Cost: $60,812)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		271

NET ASSETS – 100.0%		$79,214

196	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Tax-Managed Equity Fund (in thousands) MARCH 31, 2015

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$74,539	$—	$—
Short-Term Securities	—	4,404	—
Total	$74,539	$4,404	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	197

MANAGEMENT DISCUSSION

Ivy Value Fund	(UNAUDITED)

Matthew T. Norris

Below, Matthew T. Norris, CFA, portfolio manager of Ivy Value Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2015. He has managed the Fund since inception and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2015
Ivy Value Fund (Class A shares at net asset value)	5.71%
Ivy Value Fund (Class A shares including sales charges)	–0.35%
Benchmark(s) and/or Lipper Category
Russell 1000 Value Index	9.33%
(generally reflects the performance of large-cap company value style stocks)
Lipper Large-Cap Value Funds Universe Average	8.07%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

In the seven years following the 2008 recession, the U.S. economy has settled into solid, unspectacular performance. Corporate earnings are strong with many companies at historically high margins, and equities have roughly tripled from their low in March 2009. The Federal Reserve (Fed) has employed many forms of loose monetary policy to stimulate this recovery. However, they have indicated a move away from low interest rates by raising the federal funds rate, most likely beginning later in 2015. We anticipate the market continuing to be led by growth stocks until short-term interest rates begin to rise and the yield curve flattens. If this occurs, then typically our value style comes back into vogue.

While the equity markets enjoyed a nice upward rally during the fiscal year, the rally masked notable volatility. Growth outperformed value by nearly 7% and the energy sector returned double-digit negative performance. Health care, consumer discretionary, consumer staples, financials, technology and utilities all turned in positive double-digit performance for the benchmark.

Contributors and detractors

The Fund underperformed its benchmark for the 12-month period ended March 31, 2015, primarily due to holdings within the technology sector. A majority of underperformance came from SanDisk Corp., a technology holding, that fell sharply due to what we believe are management errors around producing the correct product for the holiday season. However, the demand for flash memory continues to grow and SanDisk is a leader in this space. We continue to believe this company has the potential to be a long-term winner. Energy, financials and materials stocks were also laggards for the Fund, although the underperformance was not concentrated in a single holding.

Health care was the Fund’s best performing sector, with large holdings in health maintenance organization stocks doing well. Consumer discretionary, consumer staples, industrials and utilities also returned positive performance for the Fund.

Outlook

We remain constructive on the equity markets, especially with individual names we currently find compelling. The Fed tightening cycle is not to be taken lightly, and must be watched and anticipated carefully. Higher interest rates are historically not supportive of higher equity prices. While total equity returns seem unlikely to approach double digit levels this year, we believe there are still money making prospects around. On a macro level, we would like to see a supportive backdrop with continued gross domestic product growth and lower unemployment. One potential risk is the volatility in oil prices, which makes it difficult for companies to budget long term. The good side of lower oil should be consumer spending, as gasoline is much cheaper today than a year ago.

As we pursue the long-term investor approach, we generally see periods of volatility as opportunities and not threats. The Fund will continue to purchase what we think are high-quality companies whose stock price is below what we consider fair value and be sellers of those same names when they reach what we believe are appropriate valuation levels. We believe a bottom-up, company-by-company analysis can produce solid returns over the long haul.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is no guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments, or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

198	ANNUAL REPORT	2015

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Value Fund.

2015	ANNUAL REPORT	199

PORTFOLIO HIGHLIGHTS

Ivy Value Fund	ALL DATA IS AS OF MARCH 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	98.1%
Financials	28.2%
Consumer Discretionary	21.2%
Health Care	15.0%
Information Technology	12.1%
Consumer Staples	9.2%
Energy	8.0%
Materials	2.5%
Utilities	1.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.9%

Lipper Rankings

Category: Lipper Large-Cap Value Funds	Rank	Percentile
1 Year	460/516	89
3 Year	274/454	61
5 Year	246/395	63
10 Year	131/288	46

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
American International Group, Inc.	Financials	Multi-Line Insurance
Time Warner Cable, Inc.	Consumer Discretionary	Cable & Satellite
Citigroup, Inc.	Financials	Other Diversified Financial Services
Capital One Financial Corp.	Financials	Consumer Finance
Teva Pharmaceutical Industries Ltd. ADR	Health Care	Pharmaceuticals
Western Digital Corp.	Information Technology	Technology Hardware, Storage & Peripherals
MetLife, Inc.	Financials	Life & Health Insurance
Philip Morris International, Inc.	Consumer Staples	Tobacco
Magna International, Inc.	Consumer Discretionary	Auto Parts & Equipment
Reinsurance Group of America, Inc.	Financials	Reinsurance

See your advisor or www.ivyfunds.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

200	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Value Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class R	Class R6	Class Y
1-year period ended 3-31-15	-0.35%	0.89%	5.00%	-0.12%	6.13%	5.45%	—	5.84%
5-year period ended 3-31-15	10.36%	10.30%	10.87%	10.68%	12.12%	—	—	11.86%
10-year period ended 3-31-15	6.02%	5.61%	5.78%	—	—	—	—	6.88%
Since Inception of Class through 3-31-15(6)	—	—	—	5.19%	6.09%	17.26%	1.72%	—

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class E shares are not currently available for investment.

(6)	4-2-07 for Class E shares, 4-2-07 for Class I shares, 12-19-12 for Class R shares and 7-31-14 for Class R6 shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	201

SCHEDULE OF INVESTMENTS

Ivy Value Fund (in thousands)	MARCH 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Auto Parts & Equipment – 3.1%
Magna International, Inc.	199	$10,657

Cable & Satellite – 8.0%
Comcast Corp., Class A	152	8,555
Time Warner Cable, Inc.	124	18,540

		27,095

Casinos & Gaming – 3.1%
Las Vegas Sands, Inc.	190	10,468

Department Stores – 2.5%
Macy’s, Inc.	134	8,698

Homebuilding – 2.1%
Pulte Homes, Inc.	315	7,007

Hotels, Resorts & Cruise Lines – 2.4%
Wyndham Worldwide Corp.	91	8,242

Total Consumer Discretionary – 21.2%		72,167
Consumer Staples

Brewers – 1.7%
Molson Coors Brewing Co., Class B	80	5,941

Drug Retail – 1.3%
CVS Caremark Corp.	44	4,490

Soft Drinks – 2.7%
Coca-Cola Enterprises, Inc.	207	9,136

Tobacco – 3.5%
Philip Morris International, Inc.	158	11,917

Total Consumer Staples – 9.2%		31,484
Energy

Oil & Gas Refining & Marketing – 2.9%
Marathon Petroleum Corp. (A)	97	9,926

Oil & Gas Storage & Transportation – 5.1%
MarkWest Energy Partners L.P.	79	5,235
Regency Energy Partners L.P.	154	3,511
Targa Resources Partners L.P.	99	4,102
VTTI Energy Partners L.P.	176	4,360

		17,208

Total Energy – 8.0%		27,134
Financials

Asset Management & Custody Banks – 3.1%
State Street Corp.	142	10,419

COMMON STOCKS (Continued)	Shares	Value
Consumer Finance – 4.7%
Capital One Financial Corp.	202	$15,914

Diversified Banks – 1.5%
Bank of America Corp.	338	5,197

Life & Health Insurance – 3.5%
MetLife, Inc.	237	11,981

Multi-Line Insurance – 5.4%
American International Group, Inc.	339	18,590

Other Diversified Financial Services – 4.8%
Citigroup, Inc. (A)	316	16,280

Regional Banks – 2.1%
Regions Financial Corp.	768	7,253

Reinsurance – 3.1%
Reinsurance Group of America, Inc.	113	10,484

Total Financials – 28.2%		96,118
Health Care

Biotechnology – 2.6%
Amgen, Inc.	55	8,760

Health Care Facilities – 2.8%
HCA Holdings, Inc. (B)	126	9,494

Managed Health Care – 5.2%
Aetna, Inc.	49	5,252
Humana, Inc.	51	9,097
WellPoint, Inc.	23	3,536

		17,885

Pharmaceuticals – 4.4%
Teva Pharmaceutical Industries Ltd. ADR (A)	238	14,846

Total Health Care – 15.0%		50,985
Information Technology

Electronic Equipment & Instruments – 3.0%
Xerox Corp.	801	10,288

Semiconductors – 2.3%
Micron Technology, Inc. (B)	286	7,751

Technology Hardware, Storage & Peripherals – 6.8%
SanDisk Corp. (A)	139	8,862
Western Digital Corp. (A)	155	14,134

		22,996

Total Information Technology – 12.1%		41,035

COMMON STOCKS (Continued)	Shares	Value
Materials

Diversified Chemicals – 2.5%
Dow Chemical Co. (The)	180	$8,632

Total Materials – 2.5%		8,632
Utilities

Electric Utilities – 1.9%
Exelon Corp.	193	6,480

Total Utilities – 1.9%		6,480

TOTAL COMMON STOCKS – 98.1%		$334,035
(Cost: $283,764)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) – 3.8%
BMW U.S. Capital LLC (GTD by BMW AG),
0.110%, 4–24–15	$7,000	7,000
National Oilwell Varco, Inc.,
0.160%, 5–13–15	4,000	3,999
Wisconsin Gas LLC,
0.130%, 4–8–15	2,000	2,000

		12,999

TOTAL SHORT-TERM SECURITIES – 3.8%		$12,999
(Cost: $12,999)

TOTAL INVESTMENT SECURITIES – 101.9%		$347,034
(Cost: $296,763)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.9)%		(6,546)

NET ASSETS – 100.0%		$340,488

202	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy Value Fund (in thousands)	MARCH 31, 2015

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $6,874 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at March 31, 2015.

The following written options were outstanding at March 31, 2015 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Las Vegas Sands, Inc.	N/A	Put	325	April 2015	$47.50	$14	$(2)
Marathon Petroleum Corp.	N/A	Call	218	April 2015	92.50	26	(239)
Regions Financial Corp.	Credit Suisse (USA), Inc.	Call	7,675	May 2015	10.00	88	(92)
Teva Pharmaceutical Industries Ltd. ADR	N/A	Call	179	June 2015	62.50	31	(48)
Time Warner Cable, Inc.	N/A	Put	235	May 2015	125.00	46	(17)
VTTI Energy Partners L.P.	Citibank N.A.	Put	460	April 2015	20.00	29	(6)
	Credit Suisse (USA), Inc.	Put	450	May 2015	22.50	14	(20)
Western Digital Corp.	N/A	Call	167	April 2015	115.00	29	(1)

						$277	$(425)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$334,035	$—	$—
Short-Term Securities	—	12,999	—
Total	$334,035	$12,999	$—

Liabilities
Written Options	$67	$358	$—

During the period ended March 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	203

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds	AS OF MARCH 31, 2015

(In thousands, except per share amounts)	Ivy Bond Fund	Ivy Core Equity Fund	Ivy Cundill Global Value Fund	Ivy Dividend Opportunities Fund	Ivy Emerging Markets Equity Fund(1)	Ivy European Opportunities Fund	Ivy Global Bond Fund
ASSETS
Investments in unaffiliated securities at value+	$746,492	$1,131,038	$316,760	$425,881	$603,875	$191,889	$268,097
Bullion at value+	—	—	—	—	11,247	—	—
Investments at Value	746,492	1,131,038	316,760	425,881	615,122	191,889	268,097
Cash	3,243	1	37	1	351	1	1
Cash denominated in foreign currencies at value+	—	—	—	—	15,968	—	—
Restricted cash	—	—	—	—	53	—	—
Investment securities sold receivable	25,783	19,541	665	—	2,411	915	87
Dividends and interest receivable	5,401	1,046	1,428	697	1,015	549	2,939
Capital shares sold receivable	1,579	2,642	265	1,142	935	1,321	255
Receivable from affiliates	4	280	2	5	328	—	298
Unrealized appreciation on forward foreign currency contracts	—	—	1,560	—	—	473	65
Variation margin receivable	82	—	—	—	—	—	21
Prepaid and other assets	74	61	55	48	54	58	55
Total Assets	782,658	1,154,609	320,772	427,774	636,237	195,206	271,818

LIABILITIES
Investment securities purchased payable	36,299	14,545	678	819	21,194	2,158	—
Capital shares redeemed payable	2,202	2,198	1,314	651	1,374	306	1,074
Distributions payable	99	—	—	—	—	—	—
Independent Trustees and Chief Compliance Officer fees payable	75	107	120	29	74	76	9
Distribution and service fees payable	6	10	3	4	4	1	2
Shareholder servicing payable	153	231	124	98	189	67	79
Investment management fee payable	10	22	8	8	16	5	5
Accounting services fee payable	16	23	9	12	14	6	9
Unrealized depreciation on swap agreements	—	—	—	—	49	—	—
Variation margin payable	82	—	—	—	—	—	—
Written options at value+	—	—	—	52	1,335	—	—
Other liabilities	58	9	6	2	39	7	3
Total Liabilities	39,000	17,145	2,262	1,675	24,288	2,626	1,181
Total Net Assets	$743,658	$1,137,464	$318,510	$426,099	$611,949	$192,580	$270,637

NET ASSETS
Capital paid in (shares authorized – unlimited)	$746,580	$903,690	$306,190	$310,543	$565,456	$292,666	$286,724
Undistributed (distributions in excess of) net investment income	(3)	460	255	993	4,951	(75)	573
Accumulated net realized gain (loss)	(19,390)	21,963	(11,215)	19,198	(63,308)	(120,470)	(3,624)
Net unrealized appreciation (depreciation)	16,471	211,351	23,280	95,365	104,850	20,459	(13,036)
Total Net Assets	$743,658	$1,137,464	$318,510	$426,099	$611,949	$192,580	$270,637

CAPITAL SHARES OUTSTANDING:
Class A	64,440	42,768	17,392	16,428	27,140	5,135	18,334
Class B	568	892	150	609	489	55	498
Class C	2,564	12,611	1,203	2,821	2,487	344	3,197
Class E	351	677	63	276	15	3	N/A
Class I	679	14,952	284	1,158	7,140	927	5,577
Class R	32	159	19	16	65	11	51
Class R6	132	261	79	23	387	61	30
Class Y	250	6,857	162	508	611	74	539

NET ASSET VALUE PER SHARE:
Class A	$10.78	$14.29	$16.52	$19.55	$16.04	$29.19	$9.59
Class B	$10.78	$12.36	$15.20	$19.22	$13.48	$27.21	$9.58
Class C	$10.78	$12.71	$15.56	$19.31	$14.05	$27.73	$9.59
Class E	$10.78	$14.23	$16.60	$19.48	$16.23	$29.36	N/A
Class I	$10.78	$15.67	$16.94	$19.61	$16.45	$29.39	$9.59
Class R	$10.78	$14.23	$16.47	$19.53	$16.01	$29.18	$9.57
Class R6	$10.78	$15.69	$16.95	$19.64	$16.50	$29.51	$9.59
Class Y	$10.78	$15.29	$16.77	$19.58	$16.33	$29.38	$9.59

+COST
Investments in unaffiliated securities at cost	$729,654	$919,687	$294,870	$330,573	$498,751	$171,837	$281,355
Bullion at cost	—	—	—	—	12,094	—	—
Cash denominated in foreign currencies at cost	—	—	—	—	15,767	—	—
Written options premiums received at cost	—	—	—	109	1,784	—	—

(1)	Consolidated Statement of Assets and Liabilities (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

204	ANNUAL REPORT	2015

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds	AS OF MARCH 31, 2015

(In thousands, except per share amounts)	Ivy Global Equity Income Fund		Ivy Global Growth Fund(1)		Ivy Global Income Allocation Fund	Ivy High Income Fund	Ivy International Core Equity Fund	Ivy Large Cap Growth Fund	Ivy Limited- Term Bond Fund
ASSETS
Investments in unaffiliated securities at value+	$297,990		$534,567		$769,112	$7,768,646	$3,483,520	$1,681,253	$1,693,124
Investments in affiliated securities at value+	—		—		—	30,730	—	—	—
Investments at Value	297,990		534,567		769,112	7,799,376	3,483,520	1,681,253	1,693,124
Cash	1		1		1	811	13	5,842	1
Cash denominated in foreign currencies at value+	—	*	—	*	—	55	56	—	—
Restricted cash	—		—		—	2,660	74	—	—
Investment securities sold receivable	2,664		5,213		225	83,060	—	1,640	—
Dividends and interest receivable	968		1,129		7,476	162,801	9,796	453	16,139
Capital shares sold receivable	689		1,663		1,179	41,917	26,114	3,902	4,057
Receivable from affiliates	97		—		4	31	5	153	1
Unrealized appreciation on forward foreign currency contracts	577		317		381	933	—	—	—
Prepaid and other assets	33		65		76	191	134	66	86
Total Assets	303,019		542,955		778,454	8,091,835	3,519,712	1,693,309	1,713,408

LIABILITIES
Investment securities purchased payable	6,733		10,851		11,804	46,351	27,799	—	—
Capital shares redeemed payable	407		762		1,488	25,222	4,126	2,365	5,402
Distributions payable	—		—		—	3,160	—	—	172
Independent Trustees and Chief Compliance Officer fees payable	2		90		43	191	75	128	75
Distribution and service fees payable	2		4		6	74	18	12	14
Shareholder servicing payable	77		149		189	1,692	681	370	303
Investment management fee payable	6		12		15	113	77	32	20
Accounting services fee payable	8		13		15	23	23	23	23
Unrealized depreciation on forward foreign currency contracts	58		—		125	—	4,769	—	—
Written options at value+	—		—		350	—	—	—	—
Other liabilities	19		7		25	25	64	1	7
Total Liabilities	7,312		11,888		14,060	76,851	37,632	2,931	6,016
Total Net Assets	$295,707		$531,067		$764,394	$8,014,984	$3,482,080	$1,690,378	$1,707,392

NET ASSETS
Capital paid in (shares authorized – unlimited)	$271,037		$449,174		$768,601	$8,261,447	$3,247,919	$1,089,706	$1,706,417
Undistributed (distributions in excess of) net investment income	767		481		4,119	(177)	(10,383)	(1,393)	—
Accumulated net realized gain (loss)	7,092		6,829		(13,008)	(20,141)	(30,675)	7,178	(21,014)
Net unrealized appreciation (depreciation)	16,811		74,583		4,682	(226,145)	275,219	594,887	21,989
Total Net Assets	$295,707		$531,067		$764,394	$8,014,984	$3,482,080	$1,690,378	$1,707,392

CAPITAL SHARES OUTSTANDING:
Class A	19,002		9,561		42,384	361,222	77,349	56,966	137,639
Class B	142		104		359	16,421	816	789	1,234
Class C	961		702		3,291	200,064	10,476	5,574	10,730
Class E	N/A		3		177	1,219	278	483	342
Class I	1,631		1,785		3,082	312,036	74,914	15,961	4,027
Class R	23		23		18	7,169	1,057	1,383	47
Class R6	96		59		114	1,625	1,164	305	306
Class Y	348		259		175	91,558	29,229	6,753	1,964

NET ASSET VALUE PER SHARE:
Class A	$13.32		$42.75		$15.42	$8.09	$17.88	$19.19	$10.92
Class B	$13.31		$37.61		$15.15	$8.09	$15.97	$15.82	$10.92
Class C	$13.31		$37.68		$15.24	$8.09	$16.00	$16.78	$10.92
Class E	N/A		$42.83		$15.42	$8.09	$17.99	$19.17	$10.92
Class I	$13.33		$43.24		$15.54	$8.09	$17.99	$19.90	$10.92
Class R	$13.32		$42.64		$15.41	$8.09	$17.87	$18.74	$10.92
Class R6	$13.33		$43.32		$15.55	$8.09	$18.04	$19.93	$10.92
Class Y	$13.32		$42.86		$15.48	$8.09	$18.00	$19.57	$10.92

+COST
Investments in unaffiliated securities at cost	$281,673		$460,225		$764,825	$7,991,378	$3,203,244	$1,086,366	$1,671,135
Investments in affiliated securities at cost	—		—		—	35,000	—	—	—
Cash denominated in foreign currencies at cost	—		—		—	55	56	—	—
Written options premiums received at cost	—		—		592	—	—	—	—

*	Not shown due to rounding.
(1)	Effective January 1, 2015, the Fund’s name changed from Ivy International Growth Fund to Ivy Global Growth Fund.

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	205

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds	AS OF MARCH 31, 2015

(In thousands, except per share amounts)	Ivy Managed International Opportunities Fund		Ivy Micro Cap Growth Fund	Ivy Mid Cap Growth Fund	Ivy Mid Cap Income Opportunities Fund		Ivy Money Market Fund	Ivy Municipal Bond Fund		Ivy Municipal High Income Fund
ASSETS
Investments in unaffiliated securities at value+	$262		$238,074	$5,151,759	$65,807		$158,666	$180,610		$1,329,843
Investments in affiliated securities at value+	238,767		—	—	—		—	—		4,213
Investments at Value	239,029		238,074	5,151,759	65,807		158,666	180,610		1,334,056
Cash	1		2	2,131	1		1	1		1
Investment securities sold receivable	280		206	23,958	—		—	—		—
Dividends and interest receivable	—	*	102	2,237	105		55	1,792		21,416
Capital shares sold receivable	121		312	13,947	422		2,170	710		4,282
Receivable from affiliates	2		—	54	53		646	—	*	10
Prepaid and other assets	55		52	86	105		31	35		64
Total Assets	239,488		238,748	5,194,172	66,493		161,569	183,148		1,359,829

LIABILITIES
Investment securities purchased payable	—		1,179	17,714	570		—	2,635		—
Capital shares redeemed payable	405		905	11,919	223		862	270		5,133
Distributions payable	—		—	—	—		1	20		238
Independent Trustees and Chief Compliance Officer fees payable	13		3	99	—	*	27	13		26
Distribution and service fees payable	2		2	23	—	*	1	2		10
Shareholder servicing payable	28		75	1,155	8		35	23		176
Investment management fee payable	—	*	6	113	2		2	3		18
Accounting services fee payable	5		8	23	3		6	6		22
Written options at value+	—		—	2,030	—		—	—		—
Other liabilities	2		3	—	2		3	2		10
Total Liabilities	455		2,181	33,076	808		937	2,974		5,633
Total Net Assets	$239,033		$236,567	$5,161,096	$65,685		$160,632	$180,174		$1,354,196

NET ASSETS
Capital paid in (shares authorized – unlimited)	$226,825		$191,200	$3,982,624	$61,647		$160,666	$170,595		$1,317,386
Undistributed (distributions in excess of) net investment income	(166)		(836)	(2,964)	175		—	111		2,536
Accumulated net realized gain (loss)	(59,231)		(3,516)	157,669	74		(34)	(2,502)		(13,259)
Net unrealized appreciation	71,605		49,719	1,023,767	3,789		—	11,970		47,533
Total Net Assets	$239,033		$236,567	$5,161,096	$65,685		$160,632	$180,174		$1,354,196

CAPITAL SHARES OUTSTANDING:
Class A	21,592		8,005	43,765	3,845		118,850	12,257		71,032
Class B	231		91	1,211	N/A		4,295	189		2,761
Class C	517		437	16,420	280		32,217	2,000		44,932
Class E	44		N/A	331	201		5,304	N/A		N/A
Class I	135		830	118,396	769		N/A	432		132,591
Class R	56		29	4,159	201		N/A	N/A		N/A
Class R6	N/A		94	1,085	238		N/A	N/A		N/A
Class Y	164		80	29,088	381		N/A	55		3,944

NET ASSET VALUE PER SHARE:
Class A	$10.52		$24.73	$23.43	$11.10		$1.00	$12.07		$5.31
Class B	$10.33		$23.70	$19.84	N/A		$1.00	$12.07		$5.31
Class C	$10.36		$24.00	$20.88	$11.10		$1.00	$12.07		$5.31
Class E	$10.53		N/A	$22.92	$11.11		$1.00	N/A		N/A
Class I	$10.54		$25.12	$24.77	$11.11		N/A	$12.07		$5.31
Class R	$10.50		$24.69	$23.08	$11.10		N/A	N/A		N/A
Class R6	N/A		$25.19	$24.81	$11.11		N/A	N/A		N/A
Class Y	$10.51		$25.44	$24.26	$11.11		N/A	$12.07		$5.31

+COST
Investments in unaffiliated securities at cost	$262		$188,355	$4,128,001	$62,018		$158,666	$168,640		$1,282,900
Investments in affiliated securities at cost	167,162		—	—	—		—	—		3,623
Written options premiums received at cost	—		—	2,039	—		—	—		—

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

206	ANNUAL REPORT	2015

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds	AS OF MARCH 31, 2015

(In thousands, except per share amounts)	Ivy Small Cap Growth Fund	Ivy Small Cap Value Fund	Ivy Tax- Managed Equity Fund	Ivy Value Fund
ASSETS
Investments in unaffiliated securities at value+	$1,148,607	$305,324	$78,943	$347,034
Investments at Value	1,148,607	305,324	78,943	347,034
Cash	1	1	1	1,721
Investment securities sold receivable	6,001	1,496	—	5,989
Dividends and interest receivable	857	245	54	620
Capital shares sold receivable	1,405	257	319	577
Receivable from affiliates	5	—	—	—
Prepaid and other assets	58	54	36	68
Total Assets	1,156,934	307,377	79,353	356,009

LIABILITIES
Investment securities purchased payable	2,650	1,617	—	12,056
Capital shares redeemed payable	2,466	586	117	2,907
Independent Trustees and Chief Compliance Officer fees payable	184	34	1	20
Distribution and service fees payable	11	2	1	3
Shareholder servicing payable	263	102	12	91
Investment management fee payable	27	7	1	6
Accounting services fee payable	23	9	4	11
Unrealized depreciation on swap agreements	13	—	—	—
Written options at value+	—	—	—	425
Other liabilities	6	4	3	2
Total Liabilities	5,643	2,361	139	15,521
Total Net Assets	$1,151,291	$305,016	$79,214	$340,488

NET ASSETS
Capital paid in (shares authorized – unlimited)	$722,141	$234,814	$59,695	$278,714
Undistributed (distributions in excess of) net investment income	(84)	2,622	—	4,403
Accumulated net realized gain	47,943	19,557	1,388	7,248
Net unrealized appreciation	381,291	48,023	18,131	50,123
Total Net Assets	$1,151,291	$305,016	$79,214	$340,488

CAPITAL SHARES OUTSTANDING:
Class A	20,558	13,733	3,670	12,590
Class B	704	211	77	204
Class C	12,711	1,152	134	975
Class E	323	8	N/A	7
Class I	9,383	1,560	180	623
Class R	2,437	111	N/A	15
Class R6	952	182	N/A	55
Class Y	12,003	526	46	117

NET ASSET VALUE PER SHARE:
Class A	$18.71	$17.47	$19.31	$23.40
Class B	$15.28	$15.01	$18.73	$22.04
Class C	$16.27	$15.74	$18.69	$22.73
Class E	$18.60	$17.93	N/A	$23.49
Class I	$22.77	$18.49	$19.47	$23.50
Class R	$18.55	$17.44	N/A	$23.37
Class R6	$22.79	$18.56	N/A	$23.56
Class Y	$21.88	$18.12	$19.34	$23.45

+COST
Investments in unaffiliated securities at cost	$767,297	$257,301	$60,812	$296,763
Written options premiums received at cost	—	—	—	277

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	207

STATEMENTS OF OPERATIONS

Ivy Funds	FOR THE YEAR ENDED MARCH 31, 2015

(In thousands)	Ivy Bond Fund	Ivy Core Equity Fund	Ivy Cundill Global Value Fund	Ivy Dividend Opportunities Fund	Ivy Emerging Markets Equity Fund(1)	Ivy European Opportunities Fund	Ivy Global Bond Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$375	$13,619	$6,641	$9,458	$12,715	$5,020	$1,384
Foreign dividend withholding tax	—	(177)	(601)	(68)	(1,398)	(638)	(49)
Interest and amortization from unaffiliated securities	21,388	59	489	38	122	3	11,885
Foreign interest withholding tax	—	—	—	—	(2)	—	—
Total Investment Income	21,763	13,501	6,529	9,428	11,437	4,385	13,220

EXPENSES
Investment management fee	3,541	7,291	3,634	2,855	6,383	1,738	1,884
Distribution and service fees:
Class A	1,600	1,445	813	773	1,182	376	477
Class B	68	107	31	123	78	18	57
Class C	234	1,512	221	497	390	96	338
Class E	9	20	3	12	1	— *	N/A
Class R	1	10	2	2	5	2	2
Class Y	7	213	9	26	27	7	20
Shareholder servicing:
Class A	1,183	991	1,102	646	1,578	578	491
Class B	28	35	24	28	48	15	21
Class C	52	234	49	64	122	27	53
Class E	19	35	7	26	— *	— *	N/A
Class I	9	328	11	33	207	42	99
Class R	1	5	1	1	3	1	1
Class R6	— *	1	— *	— *	— *	— *	— *
Class Y	4	130	6	16	22	5	13
Registration fees	130	128	111	109	124	102	95
Custodian fees	25	22	30	12	207	32	13
Independent Trustees and Chief Compliance Officer fees	20	31	14	12	20	8	8
Accounting services fee	181	266	127	137	179	81	103
Professional fees	34	21	25	16	56	22	30
Other	59	109	79	43	198	70	20
Total Expenses	7,205	12,934	6,299	5,431	10,830	3,220	3,725
Less:
Expenses in excess of limit	(8)	(537)	(511)	(10)	(809)	—	(597)
Total Net Expenses	7,197	12,397	5,788	5,421	10,021	3,220	3,128
Net Investment Income	14,566	1,104	741	4,007	1,416	1,165	10,092

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	11,726	79,672	507	50,523	56,811	8,778	(705)
Futures contracts	(2,286)	—	—	—	(726)	—	(237)
Written options	—	—	—	—	4,376	—	—
Swap agreements	—	—	—	—	2,401	—	—
Forward foreign currency contracts	—	—	4,693	—	(106)	8,237	15
Foreign currency exchange transactions	—	—	(145)	1	(695)	58	(154)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	12,194	16,279	(37,525)	(23,081)	(15,223)	(20,043)	(14,768)
Futures contracts	(318)	—	—	—	—	—	166
Written options	—	—	—	57	(124)	—	—
Swap agreements	—	—	—	—	518	—	—
Forward foreign currency contracts	—	—	1,609	—	(172)	442	128
Foreign currency exchange transactions	—	—	(154)	— *	(72)	(85)	(10)
Net Realized and Unrealized Gain (Loss)	21,316	95,951	(31,015)	27,500	46,988	(2,613)	(15,565)
Net Increase (Decrease) in Net Assets Resulting from Operations	$35,882	$97,055	$(30,274)	$31,507	$48,404	$(1,448)	$(5,473)

*	Not shown due to rounding.
(1)	Consolidated Statement of Operations (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

208	ANNUAL REPORT	2015

STATEMENTS OF OPERATIONS

Ivy Funds	FOR THE YEAR ENDED MARCH 31, 2015

(In thousands)	Ivy Global Equity Income Fund	Ivy Global Growth Fund(1)		Ivy Global Income Allocation Fund	Ivy High Income Fund	Ivy International Core Equity Fund	Ivy Large Cap Growth Fund	Ivy Limited- Term Bond Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$11,871	$10,415		$23,732	$1,215	$66,999	$14,574	$—
Dividends from affiliated securities	—	—		—	1,475	—	—	—
Foreign dividend withholding tax	(1,143)	(1,034)		(1,923)	—	(6,289)	(110)	—
Interest and amortization from unaffiliated securities	6	45		14,083	756,709	130	49	38,407
Foreign interest withholding tax	—	—	*	—	—	(1)	—	—
Total Investment Income	10,734	9,426		35,892	759,399	60,839	14,513	38,407

EXPENSES
Investment management fee	1,770	4,157		4,750	51,046	21,697	10,475	7,501
Distribution and service fees:
Class A	541	892		1,431	8,880	2,974	2,614	3,745
Class B	19	43		61	1,499	137	109	157
Class C	93	268		393	18,467	1,353	821	1,238
Class E	N/A	—	*	7	25	12	20	9
Class R	2	5		1	239	52	147	2
Class Y	11	29		13	2,458	686	330	60
Shareholder servicing:
Class A	656	1,024		1,488	5,270	2,768	2,058	2,272
Class B	3	20		24	206	45	31	37
Class C	11	70		55	1,895	209	118	192
Class E	N/A	—	*	15	47	29	33	11
Class I	31	104		79	5,321	1,530	354	77
Class R	1	2		1	120	26	74	1
Class R6	— *	—	*	— *	— *	— *	1	— *
Class Y	7	19		8	1,605	428	200	39
Registration fees	100	125		126	609	179	134	223
Custodian fees	42	55		55	126	241	22	27
Independent Trustees and Chief Compliance Officer fees	7	16		19	276	69	45	49
Accounting services fee	99	145		186	273	273	273	273
Professional fees	19	23		28	107	53	25	28
Other	68	99		112	965	172	104	134
Total Expenses	3,480	7,096		8,852	99,434	32,933	17,988	16,075
Less:
Expenses in excess of limit	(189)	—		(8)	(142)	(10)	(312)	(3)
Total Net Expenses	3,291	7,096		8,844	99,292	32,923	17,676	16,072
Net Investment Income (Loss)	7,443	2,330		27,048	660,107	27,916	(3,163)	22,335

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(2,402)	8,523		16,918	55,521	133,902	129,243	4,198
Futures contracts	—	—		—	—	—	—	(11,717)
Written options	—	—		232	—	—	—	—
Swap agreements	—	—		—	(1)	—	—	—
Forward foreign currency contracts	13,152	12,031		12,665	33,918	10,586	—	—
Foreign currency exchange transactions	(108)	(102)		(256)	(1,950)	(1,343)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(3,900)	3,213		(40,220)	(688,657)	(25,310)	120,609	10,045
Investments in affiliated securities	—	—		—	(5,740)	—	—	—
Futures contracts	—	—		—	—	—	—	1,624
Written options	—	—		242	—	—	—	—
Forward foreign currency contracts	726	124		319	2,783	(5,088)	—	—
Foreign currency exchange transactions	(33)	(75)		(123)	(125)	(322)	—	—
Net Realized and Unrealized Gain (Loss)	7,435	23,714		(10,223)	(604,251)	112,425	249,852	4,150
Net Increase in Net Assets Resulting from Operations	$14,878	$26,044		$16,825	$55,856	$140,341	$246,689	$26,485

*	Not shown due to rounding.
(1)	Effective January 1, 2015, the Fund’s name changed from Ivy International Growth Fund to Ivy Global Growth Fund.

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	209

STATEMENTS OF OPERATIONS

Ivy Funds	FOR THE YEAR ENDED MARCH 31, 2015

(In thousands)	Ivy Managed International Opportunities Fund		Ivy Micro Cap Growth Fund	Ivy Mid Cap Growth Fund	Ivy Mid Cap Income Opportunities Fund(1)		Ivy Money Market Fund	Ivy Municipal Bond Fund		Ivy Municipal High Income Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$—		$318	$38,685	$726		$—	$—		$—
Dividends from affiliated securities	4,639		—	—	—		—	—		—
Foreign dividend withholding tax	—		—	(138)	—		—	—		—
Interest and amortization from unaffiliated securities	1		15	136	2		326	5,710		67,484
Interest and amortization from affiliated securities	—		—	—	—		—	—		73
Total Investment Income	4,640		333	38,683	728		326	5,710		67,557

EXPENSES
Investment management fee	125		2,248	39,187	195		690	830		6,347
Distribution and service fees:
Class A	595		488	2,993	34		—	325		925
Class B	30		23	237	N/A		54	23		149
Class C	59		116	3,124	13		361	221		2,292
Class E	1		N/A	16	3		—	N/A		N/A
Class R	3		3	479	5		N/A	N/A		N/A
Class Y	4		5	1,789	4		N/A	2		54
Shareholder servicing:
Class A	198		632	2,690	23		197	141		285
Class B	7		11	52	N/A		11	3		14
Class C	9		37	563	—	*	37	24		133
Class E	—	*	N/A	36	—	*	11	N/A		N/A
Class I	—	*	40	4,114	6		N/A	5		983
Class R	—	*	1	253	3		N/A	N/A		N/A
Class R6	N/A		— *	1	—	*	N/A	N/A		N/A
Class Y	1		4	1,119	3		N/A	1		35
Registration fees	95		107	189	3		81	77		129
Offering cost	—		—	—	45		—	—		—
Custodian fees	7		13	55	5		13	8		18
Independent Trustees and Chief Compliance Officer fees	7		7	132	—	*	6	5		34
Accounting services fee	60		96	273	18		69	69		263
Professional fees	21		14	48	3		16	22		73
Other	51		51	417	4		26	20		64
Total Expenses	1,273		3,896	57,767	367		1,572	1,776		11,798
Less:
Expenses in excess of limit	(2)		—	(117)	(53)		(1,281)	—	*	(218)
Total Net Expenses	1,271		3,896	57,650	314		291	1,776		11,580
Net Investment Income (Loss)	3,369		(3,563)	(18,967)	414		35	3,934		55,977

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	—		(3,144)	329,747	51		2	(1,710)		(671)
Investments in affiliated securities	2,885		—	—	—		—	—		—
Distributions of realized capital gains from affiliated securities	4,003		—	—	—		—	—		—
Written options	—		—	7,143	—		—	—		—
Foreign currency exchange transactions	—		—	(22)	—		—	—		—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	—		(5,322)	195,656	3,789		—	5,815		66,710
Investments in affiliated securities	2,248		—	—	—		—	—		590
Written options	—		—	(159)	—		—	—		—
Net Realized and Unrealized Gain (Loss)	9,136		(8,466)	532,365	3,840		2	4,105		66,629
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,505		$(12,029)	$513,398	$4,254		$37	$8,039		$122,606

*	Not shown due to rounding.
(1)	Period from October 1, 2014 (commencement of operations) to March 31, 2015.

See Accompanying Notes to Financial Statements.

210	ANNUAL REPORT	2015

STATEMENTS OF OPERATIONS

Ivy Funds	FOR THE YEAR ENDED MARCH 31, 2015

(In thousands)	Ivy Small Cap Growth Fund	Ivy Small Cap Value Fund		Ivy Tax- Managed Equity Fund	Ivy Value Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$6,951	$4,011		$685	$5,662
Foreign dividend withholding tax	—	—		(5)	(40)
Interest and amortization from unaffiliated securities	59	27		3	30
Total Investment Income	7,010	4,038		683	5,652

EXPENSES
Investment management fee	9,442	2,557		386	2,252
Distribution and service fees:
Class A	916	592		133	703
Class B	109	34		13	52
Class C	2,031	185		21	186
Class E	13	—	*	N/A	—	*
Class R	208	8		N/A	2
Class Y	634	21		2	9
Shareholder servicing:
Class A	998	805		77	632
Class B	43	18		1	19
Class C	335	49		2	33
Class E	32	—	*	N/A	—	*
Class I	357	48		3	20
Class R	108	4		N/A	1
Class R6	1	—	*	N/A	—	*
Class Y	397	14		1	6
Registration fees	130	105		65	112
Custodian fees	22	14		7	12
Independent Trustees and Chief Compliance Officer fees	37	9		1	10
Accounting services fee	273	104		42	115
Professional fees	26	20		12	21
Other	109	44		17	47
Total Expenses	16,221	4,631		783	4,232
Less:
Expenses in excess of limit	(12)	—		—	—
Total Net Expenses	16,209	4,631		783	4,232
Net Investment Income (Loss)	(9,199)	(593)		(100)	1,420

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	71,791	39,443		2,720	26,375
Written options	—	61		—	934
Swap agreements	8,829	—		—	—
Foreign currency exchange transactions	2	—		—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	10,686	(22,143)		6,595	(12,644)
Written options	—	—		—	(481)
Swap agreements	(13)	—		—	—
Foreign currency exchange transactions	— *	—		—	—
Net Realized and Unrealized Gain	91,295	17,361		9,315	14,184
Net Increase in Net Assets Resulting from Operations	$82,096	$16,768		$9,215	$15,604

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	211

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds

	Ivy Bond Fund		Ivy Core Equity Fund		Ivy Cundill Global Value Fund
(In thousands)	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$14,566	$13,747	$1,104	$1,803	$741	$(758)
Net realized gain (loss) on investments	9,440	(4,218)	79,672	60,978	5,055	34,468
Net change in unrealized appreciation (depreciation)	11,876	(8,024)	16,279	83,270	(36,070)	23,127
Net Increase (Decrease) in Net Assets Resulting from Operations	35,882	1,505	97,055	146,051	(30,274)	56,837

Distributions to Shareholders From:
Net investment income:
Class A	(15,481)	(15,616)	—	(1,301)	—	(170)
Class B	(99)	(165)	—	—	—	—
Class C	(381)	(600)	—	—	—	—
Class E	(85)	(113)	—	(10)	—	(3)
Class I	(158)	(153)	(385)	(643)	—	(33)
Class R	(6)	(6)	—	— *	—	— *
Class R6	(23)	N/A	(3)	N/A	—	N/A
Class Y	(64)	(81)	(153)	(279)	—	(27)
Net realized gains:
Class A	—	—	(43,397)	(24,955)	—	—
Class B	—	—	(818)	(642)	—	—
Class C	—	—	(11,940)	(8,242)	—	—
Class E	—	—	(617)	(334)	—	—
Class I	—	—	(16,394)	(7,028)	—	—
Class R	—	—	(171)	(31)	—	—
Class R6	—	N/A	(250)	N/A	—	N/A
Class Y	—	—	(6,537)	(3,086)	—	—
Total Distributions to Shareholders	(16,297)	(16,734)	(80,665)	(46,551)	—	(233)
Capital Share Transactions	123,728	(4,368)	237,462	247,634	(23,159)	83,656
Net Increase (Decrease) in Net Assets	143,313	(19,597)	253,852	347,134	(53,433)	140,260
Net Assets, Beginning of Period	600,345	619,942	883,612	536,478	371,943	231,683
Net Assets, End of Period	$743,658	$600,345	$1,137,464	$883,612	$318,510	$371,943
Undistributed (distributions in excess of) net investment income	$(3)	$—	$460	$(104)	$255	$(341)

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

212	ANNUAL REPORT	2015

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds

	Ivy Dividend Opportunities Fund		Ivy Emerging Markets Equity Fund(1)		Ivy European Opportunities Fund
(In thousands)	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,007	$3,339	$1,416	$1,451	$1,165	$2,626
Net realized gain on investments	50,524	36,827	62,061	29,562	17,073	45,714
Net change in unrealized appreciation (depreciation)	(23,024)	26,399	(15,073)	19,451	(19,686)	(8,315)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,507	66,565	48,404	50,464	(1,448)	40,025

Distributions to Shareholders From:
Net investment income:
Class A	(3,298)	(2,303)	(3,355)	(2,323)	(2,516)	(443)
Class B	(40)	(35)	—	—	(6)	—
Class C	(217)	(160)	(39)	(16)	(98)	—
Class E	(45)	(32)	(2)	(2)	(2)	(1)
Class I	(299)	(198)	(1,308)	(1,386)	(583)	(309)
Class R	(3)	(2)	(5)	(1)	(5)	(1)
Class R6	(5)	N/A	(58)	N/A	(39)	N/A
Class Y	(120)	(99)	(83)	(35)	(28)	(12)
Net realized gains:
Class A	(30,956)	(4,100)	—	—	—	—
Class B	(1,236)	(191)	—	—	—	—
Class C	(5,197)	(686)	—	—	—	—
Class E	(485)	(64)	—	—	—	—
Class I	(2,212)	(266)	—	—	—	—
Class R	(34)	(5)	—	—	—	—
Class R6	(45)	N/A	—	N/A	—	N/A
Class Y	(1,041)	(161)	—	—	—	—
Total Distributions to Shareholders	(45,233)	(8,302)	(4,850)	(3,763)	(3,277)	(766)
Capital Share Transactions	54,998	(353)	(171,945)	26,177	(13,059)	(40,958)
Net Increase (Decrease) in Net Assets	41,272	57,910	(128,391)	72,878	(17,784)	(1,699)
Net Assets, Beginning of Period	384,827	326,917	740,340	667,462	210,364	212,063
Net Assets, End of Period	$426,099	$384,827	$611,949	$740,340	$192,580	$210,364
Undistributed (distributions in excess of) net investment income	$993	$993	$4,951	$2,431	$(75)	$1,952

(1)	Consolidated Statements of Changes in Net Assets (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	213

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds

	Ivy Global Bond Fund		Ivy Global Equity Income Fund		Ivy Global Growth Fund(1)
(In thousands)	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$10,092	$9,605	$7,443	$6,816	$2,330	$1,829
Net realized gain (loss) on investments	(1,081)	(3,044)	10,642	1,893	20,452	11,474
Net change in unrealized appreciation (depreciation)	(14,484)	(2,593)	(3,207)	15,392	3,262	43,648
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,473)	3,968	14,878	24,101	26,044	56,951

Distributions to Shareholders From:
Net investment income:
Class A	(6,182)	(5,939)	(7,083)	(4,717)	(250)	(3,444)
Class B	(142)	(164)	(54)	(48)	—	(19)
Class C	(849)	(1,026)	(243)	(167)	—	(131)
Class E	N/A	N/A	N/A	N/A	— *	(2)
Class I	(2,215)	(2,038)	(755)	(537)	(226)	(724)
Class R	(12)	(8)	(9)	(9)	—	(4)
Class R6	(6)	N/A	(31)	N/A	(6)	N/A
Class Y	(270)	(191)	(154)	(149)	(17)	(134)
Net realized gains:
Class A	—	(294)	(4,442)	(1,205)	(4,729)	—
Class B	—	(10)	(37)	(14)	(54)	—
Class C	—	(61)	(195)	(49)	(368)	—
Class E	N/A	N/A	N/A	N/A	(1)	—
Class I	—	(85)	(494)	(110)	(859)	—
Class R	—	— *	(6)	(2)	(13)	—
Class R6	—	N/A	(27)	N/A	(31)	N/A
Class Y	—	(9)	(90)	(32)	(155)	—
Total Distributions to Shareholders	(9,676)	(9,825)	(13,620)	(7,039)	(6,709)	(4,458)
Capital Share Transactions	(5,958)	8,339	81,899	115,423	61,871	110,819
Net Increase (Decrease) in Net Assets	(21,107)	2,482	83,157	132,485	81,206	163,312
Net Assets, Beginning of Period	291,744	289,262	212,550	80,065	449,861	286,549
Net Assets, End of Period	$270,637	$291,744	$295,707	$212,550	$531,067	$449,861
Undistributed (distributions in excess of) net investment income	$573	$474	$767	$1,522	$481	$(2,542)

*	Not shown due to rounding.
(1)	Effective January 1, 2015, the Fund’s name changed from Ivy International Growth Fund to Ivy Global Growth Fund.

See Accompanying Notes to Financial Statements.

214	ANNUAL REPORT	2015

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds

	Ivy Global Income Allocation Fund		Ivy High Income Fund		Ivy International Core Equity Fund
(In thousands)	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$27,048	$21,313	$660,107	$623,007	$27,916	$20,205
Net realized gain on investments	29,559	3,198	87,488	142,745	143,145	169,817
Net change in unrealized appreciation (depreciation)	(39,782)	20,831	(691,739)	62,708	(30,720)	157,167
Net Increase in Net Assets Resulting from Operations	16,825	45,342	55,856	828,460	140,341	347,189

Distributions to Shareholders From:
Net investment income:
Class A	(22,360)	(16,006)	(237,844)	(238,598)	(14,825)	(17,519)
Class B	(185)	(203)	(8,954)	(9,775)	(70)	(172)
Class C	(1,440)	(897)	(110,961)	(101,286)	(953)	(1,606)
Class E	(103)	(93)	(647)	(577)	(49)	(74)
Class I	(2,455)	(1,316)	(232,534)	(220,782)	(15,770)	(16,246)
Class R	(10)	(10)	(3,068)	(554)	(124)	(35)
Class R6	(50)	N/A	(323)	N/A	(75)	N/A
Class Y	(200)	(252)	(65,747)	(63,213)	(3,248)	(2,949)
Net realized gains:
Class A	—	—	(54,388)	(57,013)	(113,327)	(220)
Class B	—	—	(2,437)	(2,504)	(1,380)	(3)
Class C	—	—	(30,222)	(26,402)	(14,341)	(28)
Class E	—	—	(173)	(144)	(442)	(1)
Class I	—	—	(48,424)	(52,595)	(94,330)	(172)
Class R	—	—	(908)	(230)	(1,210)	(1)
Class R6	—	N/A	(62)	N/A	(500)	N/A
Class Y	—	—	(14,849)	(15,081)	(23,237)	(35)
Total Distributions to Shareholders	(26,803)	(18,777)	(811,541)	(788,754)	(283,881)	(39,061)
Capital Share Transactions	197,484	172,881	(2,708,175)	3,350,166	1,503,559	286,814
Net Increase (Decrease) in Net Assets	187,506	199,446	(3,463,860)	3,389,872	1,360,019	594,942
Net Assets, Beginning of Period	576,888	377,442	11,478,844	8,088,972	2,122,061	1,527,119
Net Assets, End of Period	$764,394	$576,888	$8,014,984	$11,478,844	$3,482,080	$2,122,061
Undistributed (distributions in excess of) net investment income	$4,119	$3,932	$(177)	$1,012	$(10,383)	$(7,428)

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	215

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds

	Ivy Large Cap Growth Fund		Ivy Limited-Term Bond Fund		Ivy Managed International Opportunities Fund
(In thousands)	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(3,163)	$624	$22,335	$19,908	$3,369	$2,212
Net realized gain (loss) on investments	129,243	202,726	(7,519)	(11,349)	6,888	4,346
Net change in unrealized appreciation (depreciation)	120,609	99,887	11,669	(20,907)	2,248	20,520
Net Increase (Decrease) in Net Assets Resulting from Operations	246,689	303,237	26,485	(12,348)	12,505	27,078

Distributions to Shareholders From:
Net investment income:
Class A	—	—	(21,105)	(18,144)	(3,196)	(2,105)
Class B	—	—	(89)	(111)	(24)	(13)
Class C	—	—	(809)	(1,097)	(52)	(32)
Class E	—	—	(47)	(46)	(7)	(3)
Class I	—	(198)	(809)	(1,234)	(20)	(8)
Class R	—	—	(5)	(3)	(7)	(3)
Class R6	—	N/A	(43)	N/A	N/A	N/A
Class Y	—	(76)	(338)	(506)	(26)	(11)
Net realized gains:
Class A	(70,570)	(114,458)	—	(8,050)	—	—
Class B	(925)	(1,454)	—	(116)	—	—
Class C	(6,725)	(9,257)	—	(876)	—	—
Class E	(578)	(729)	—	(20)	—	—
Class I	(19,854)	(12,274)	—	(316)	—	—
Class R	(2,067)	(3,262)	—	(1)	—	—
Class R6	(314)	N/A	—	N/A	N/A	N/A
Class Y	(9,260)	(14,050)	—	(169)	—	—
Total Distributions to Shareholders	(110,293)	(155,758)	(23,245)	(30,689)	(3,332)	(2,175)
Capital Share Transactions	88,029	(59,220)	30,070	83,642	(36,714)	49,942
Net Increase (Decrease) in Net Assets	224,425	88,259	33,310	40,605	(27,541)	74,845
Net Assets, Beginning of Period	1,465,953	1,377,694	1,674,082	1,633,477	266,574	191,729
Net Assets, End of Period	$1,690,378	$1,465,953	$1,707,392	$1,674,082	$239,033	$266,574
Distributions in excess of net investment income	$(1,393)	$(783)	$—	$(3)	$(166)	$(210)

See Accompanying Notes to Financial Statements.

216	ANNUAL REPORT	2015

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds

	Ivy Micro Cap Growth Fund		Ivy Mid Cap Growth Fund		Ivy Mid Cap Income Opportunities Fund
(In thousands)	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14	Period from 10-1-14 (commencement of operations) to 3-31-15
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(3,563)	$(2,416)	$(18,967)	$(21,189)	$414
Net realized gain (loss) on investments	(3,144)	24,854	336,868	484,256	51
Net change in unrealized appreciation (depreciation)	(5,322)	31,330	195,497	287,532	3,789
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,029)	53,768	513,398	750,599	4,254

Distributions to Shareholders From:
Net investment income:
Class A	—	—	—	—	(137)
Class B	—	—	—	—	N/A
Class C	—	—	—	—	(5)
Class E	N/A	N/A	—	—	(11)
Class I	—	—	—	—	(50)
Class R	—	—	—	—	(7)
Class R6	—	N/A	—	N/A	(15)
Class Y	—	—	—	—	(16)
Net realized gains:
Class A	(11,149)	(8,983)	(96,250)	(50,715)	(7)
Class B	(107)	(145)	(2,584)	(893)	N/A
Class C	(547)	(526)	(33,651)	(8,830)	(1)
Class E	N/A	N/A	(660)	(189)	— *
Class I	(1,214)	(746)	(263,600)	(66,004)	(2)
Class R	(39)	(21)	(9,167)	(3,160)	— *
Class R6	(147)	N/A	(377)	N/A	(1)
Class Y	(151)	(64)	(68,339)	(22,878)	(1)
Total Distributions to Shareholders	(13,354)	(10,485)	(474,628)	(152,669)	(253)
Capital Share Transactions	(4,586)	131,568	342,769	899,428	61,684
Net Increase (Decrease) in Net Assets	(29,969)	174,851	381,539	1,497,358	65,685
Net Assets, Beginning of Period	266,536	91,685	4,779,557	3,282,199	—
Net Assets, End of Period	$236,567	$266,536	$5,161,096	$4,779,557	$65,685
Undistributed (distributions in excess of) net investment income	$(836)	$(2)	$(2,964)	$(2,127)	$175

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	217

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds

	Ivy Money Market Fund		Ivy Municipal Bond Fund		Ivy Municipal High Income Fund
(In thousands)	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$35	$40	$3,934	$4,181	$55,977	$59,583
Net realized gain (loss) on investments	2	1	(1,710)	(424)	(671)	(12,537)
Net change in unrealized appreciation (depreciation)	—	—	5,815	(6,418)	67,300	(116,421)
Net Increase (Decrease) in Net Assets Resulting from Operations	37	41	8,039	(2,661)	122,606	(69,375)

Distributions to Shareholders From:
Net investment income:
Class A	(25)	(30)	(3,340)	(3,509)	(16,273)	(19,572)
Class B	(1)	(1)	(44)	(60)	(539)	(616)
Class C	(8)	(8)	(405)	(508)	(8,385)	(9,791)
Class E	(1)	(1)	N/A	N/A	N/A	N/A
Class I	N/A	N/A	(88)	(58)	(29,085)	(28,622)
Class Y	N/A	N/A	(16)	(17)	(941)	(1,059)
Net realized gains:
Class A	—	—	—	—	—	(1,250)
Class B	—	—	—	—	—	(50)
Class C	—	—	—	—	—	(748)
Class E	—	—	N/A	N/A	N/A	N/A
Class I	N/A	N/A	—	—	—	(1,808)
Class Y	N/A	N/A	—	—	—	(60)
Total Distributions to Shareholders	(35)	(40)	(3,893)	(4,152)	(55,223)	(63,576)
Capital Share Transactions	(23,125)	7,597	36,930	(25,009)	89,149	(339,561)
Net Increase (Decrease) in Net Assets	(23,123)	7,598	41,076	(31,822)	156,532	(472,512)
Net Assets, Beginning of Period	183,755	176,157	139,098	170,920	1,197,664	1,670,176
Net Assets, End of Period	$160,632	$183,755	$180,174	$139,098	$1,354,196	$1,197,664
Undistributed net investment income	$—	$—	$111	$70	$2,536	$1,782

See Accompanying Notes to Financial Statements.

218	ANNUAL REPORT	2015

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds

	Ivy Small Cap Growth Fund		Ivy Small Cap Value Fund		Ivy Tax-Managed Equity Fund
(In thousands)	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14	Year ended 3-31-15	Year ended 3-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(9,199)	$(11,921)	$(593)	$(1,826)	$(100)	$(120)
Net realized gain on investments	80,622	121,849	39,504	40,510	2,720	1,676
Net change in unrealized appreciation (depreciation)	10,673	119,148	(22,143)	16,893	6,595	5,924
Net Increase in Net Assets Resulting from Operations	82,096	229,076	16,768	55,577	9,215	7,480

Distributions to Shareholders From:
Net investment income:
Class A	—	—	—	(878)	—	—
Class B	—	—	—	(5)	—	—
Class C	—	—	—	(42)	—	—
Class E	—	—	—	— *	N/A	N/A
Class I	—	—	—	(122)	—	—
Class R	—	—	—	(2)	N/A	N/A
Class R6	—	N/A	—	N/A	N/A	N/A
Class Y	—	—	—	(34)	—	—
Net realized gains:
Class A	(22,816)	(31,823)	(22,769)	(28,136)	(1,288)	(1,039)
Class B	(820)	(1,237)	(355)	(479)	(31)	(24)
Class C	(14,455)	(20,164)	(1,865)	(2,297)	(53)	(40)
Class E	(338)	(372)	(14)	(15)	N/A	N/A
Class I	(11,560)	(17,576)	(3,369)	(2,928)	(46)	(39)
Class R	(2,725)	(3,187)	(191)	(71)	N/A	N/A
Class R6	(1,117)	N/A	(308)	N/A	N/A	N/A
Class Y	(13,860)	(20,217)	(638)	(1,011)	(19)	(19)
Total Distributions to Shareholders	(67,691)	(94,576)	(29,509)	(36,020)	(1,437)	(1,161)
Capital Share Transactions	(75,929)	176,336	13,297	13,372	26,771	9,998
Net Increase (Decrease) in Net Assets	(61,524)	310,836	556	32,929	34,549	16,317
Net Assets, Beginning of Period	1,212,815	901,979	304,460	271,531	44,665	28,348
Net Assets, End of Period	$1,151,291	$1,212,815	$305,016	$304,460	$79,214	$44,665
Undistributed (distributions in excess of) net investment income	$(84)	$(182)	$2,622	$1,024	$—	$(35)

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	219

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds

	Ivy Value Fund
(In thousands)	Year ended 3-31-15	Year ended 3-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,420	$554
Net realized gain on investments	27,309	18,062
Net change in unrealized appreciation (depreciation)	(13,125)	27,148
Net Increase in Net Assets Resulting from Operations	15,604	45,764

Distributions to Shareholders From:
Net investment income:
Class A	(647)	(382)
Class B	—	—
Class C	—	—
Class E	(1)	— *
Class I	(107)	(22)
Class R	— *	— *
Class R6	(2)	N/A
Class Y	(25)	(5)
Net realized gains:
Class A	(20,381)	(8,840)
Class B	(343)	(214)
Class C	(1,447)	(508)
Class E	(11)	(5)
Class I	(1,679)	(181)
Class R	(25)	(13)
Class R6	(37)	N/A
Class Y	(642)	(75)
Total Distributions to Shareholders	(25,347)	(10,245)
Capital Share Transactions	74,526	64,074
Net Increase in Net Assets	64,783	99,593
Net Assets, Beginning of Period	275,705	176,112
Net Assets, End of Period	$340,488	$275,705
Undistributed net investment income	$4,403	$2,963

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

220	ANNUAL REPORT	2015

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2015	ANNUAL REPORT	221

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$10.46	$0.23	$0.35	$0.58	$(0.26)	$—	$(0.26)
Year ended 3-31-2014	10.71	0.24	(0.19)	0.05	(0.30)	—	(0.30)
Year ended 3-31-2013	10.44	0.26	0.39	0.65	(0.31)	(0.07)	(0.38)
Year ended 3-31-2012	10.10	0.17	0.51	0.68	(0.34)	—	(0.34)
Year ended 3-31-2011	9.82	0.29	0.40	0.69	(0.32)	(0.09)	(0.41)
Class B Shares(4)
Year ended 3-31-2015	10.46	0.13	0.35	0.48	(0.16)	—	(0.16)
Year ended 3-31-2014	10.71	0.15	(0.20)	(0.05)	(0.20)	—	(0.20)
Year ended 3-31-2013	10.44	0.15	0.40	0.55	(0.21)	(0.07)	(0.28)
Year ended 3-31-2012	10.10	0.06	0.51	0.57	(0.23)	—	(0.23)
Year ended 3-31-2011	9.82	0.18	0.40	0.58	(0.21)	(0.09)	(0.30)
Class C Shares
Year ended 3-31-2015	10.46	0.15	0.35	0.50	(0.18)	—	(0.18)
Year ended 3-31-2014	10.71	0.17	(0.21)	(0.04)	(0.21)	—	(0.21)
Year ended 3-31-2013	10.44	0.18	0.40	0.58	(0.24)	(0.07)	(0.31)
Year ended 3-31-2012	10.10	0.09	0.51	0.60	(0.26)	—	(0.26)
Year ended 3-31-2011	9.82	0.21	0.40	0.61	(0.24)	(0.09)	(0.33)
Class E Shares
Year ended 3-31-2015	10.46	0.22	0.35	0.57	(0.25)	—	(0.25)
Year ended 3-31-2014	10.71	0.24	(0.20)	0.04	(0.29)	—	(0.29)
Year ended 3-31-2013	10.44	0.25	0.40	0.65	(0.31)	(0.07)	(0.38)
Year ended 3-31-2012	10.10	0.17	0.51	0.68	(0.34)	—	(0.34)
Year ended 3-31-2011	9.82	0.28	0.40	0.68	(0.31)	(0.09)	(0.40)
Class I Shares
Year ended 3-31-2015	10.46	0.26	0.35	0.61	(0.29)	—	(0.29)
Year ended 3-31-2014	10.71	0.28	(0.20)	0.08	(0.33)	—	(0.33)
Year ended 3-31-2013	10.44	0.29	0.40	0.69	(0.35)	(0.07)	(0.42)
Year ended 3-31-2012	10.10	0.20	0.51	0.71	(0.37)	—	(0.37)
Year ended 3-31-2011	9.82	0.32	0.40	0.72	(0.35)	(0.09)	(0.44)
Class R Shares
Year ended 3-31-2015	10.46	0.20	0.35	0.55	(0.23)	—	(0.23)
Year ended 3-31-2014	10.71	0.21	(0.19)	0.02	(0.27)	—	(0.27)
Year ended 3-31-2013(5)	10.69	0.02	0.08	0.10	(0.08)	—	(0.08)
Class R6 Shares
Year ended 3-31-2015(7)	10.58	0.18	0.22	0.40	(0.20)	—	(0.20)
Class Y Shares
Year ended 3-31-2015	10.46	0.23	0.35	0.58	(0.26)	—	(0.26)
Year ended 3-31-2014	10.71	0.25	(0.20)	0.05	(0.30)	—	(0.30)
Year ended 3-31-2013	10.44	0.26	0.40	0.66	(0.32)	(0.07)	(0.39)
Year ended 3-31-2012	10.10	0.18	0.51	0.69	(0.35)	—	(0.35)
Year ended 3-31-2011	9.82	0.30	0.40	0.70	(0.33)	(0.09)	(0.42)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(6)	Annualized.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

222	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$10.78	5.58%	$695		1.02%		2.17%		—%	—%	182%
Year ended 3-31-2014	10.46	0.48	561		1.04		2.35		—	—	202
Year ended 3-31-2013	10.71	6.33	554		1.06		2.42		—	—	269
Year ended 3-31-2012	10.44	6.83	437		1.11		1.68		—	—	309
Year ended 3-31-2011	10.10	7.08	333		1.14		2.97		—	—	432
Class B Shares(4)
Year ended 3-31-2015	10.78	4.56	6		2.00		1.19		—	—	182
Year ended 3-31-2014	10.46	-0.45	7		1.98		1.45		—	—	202
Year ended 3-31-2013	10.71	5.28	11		2.05		1.41		—	—	269
Year ended 3-31-2012	10.44	5.68	10		2.19		0.61		—	—	309
Year ended 3-31-2011	10.10	5.94	9		2.22		1.87		2.23	1.86	432
Class C Shares
Year ended 3-31-2015	10.78	4.76	28		1.80		1.38		—	—	182
Year ended 3-31-2014	10.46	-0.31	21		1.82		1.61		—	—	202
Year ended 3-31-2013	10.71	5.55	39		1.79		1.67		—	—	269
Year ended 3-31-2012	10.44	6.03	40		1.84		0.92		—	—	309
Year ended 3-31-2011	10.10	6.31	26		1.85		2.16		—	—	432
Class E Shares
Year ended 3-31-2015	10.78	5.45	4		1.14		2.05		1.35	1.84	182
Year ended 3-31-2014	10.46	0.38	4		1.14		2.26		1.35	2.05	202
Year ended 3-31-2013	10.71	6.25	5		1.14		2.33		1.35	2.12	269
Year ended 3-31-2012	10.44	6.79	4		1.14		1.66		1.42	1.38	309
Year ended 3-31-2011	10.10	7.01	3		1.19		2.87		1.47	2.59	432
Class I Shares
Year ended 3-31-2015	10.78	5.90	7		0.74		2.44		—	—	182
Year ended 3-31-2014	10.46	0.77	4		0.76		2.65		—	—	202
Year ended 3-31-2013	10.71	6.67	6		0.76		2.68		—	—	269
Year ended 3-31-2012	10.44	7.19	4		0.77		1.96		—	—	309
Year ended 3-31-2011	10.10	7.43	1		0.80		3.34		—	—	432
Class R Shares
Year ended 3-31-2015	10.78	5.27	—	*	1.32		1.87		—	—	182
Year ended 3-31-2014	10.46	0.18	—	*	1.35		2.04		—	—	202
Year ended 3-31-2013(5)	10.71	0.96	—	*	1.30	(6)	0.82	(6)	—	—	269	(8)
Class R6 Shares
Year ended 3-31-2015(7)	10.78	3.81	1		0.58	(6)	2.54	(6)	—	—	182	(9)
Class Y Shares
Year ended 3-31-2015	10.78	5.62	3		0.99		2.20		—	—	182
Year ended 3-31-2014	10.46	0.51	3		1.00		2.42		—	—	202
Year ended 3-31-2013	10.71	6.39	5		1.00		2.49		—	—	269
Year ended 3-31-2012	10.44	6.91	8		1.03		1.78		—	—	309
Year ended 3-31-2011	10.10	7.17	7		1.05		3.00		—	—	432

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	223

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CORE EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital	Total Distributions
Class A Shares
Year ended 3-31-2015	$14.04	$0.02	$1.33	$1.35	$—	$(1.10)	$—	$(1.10)
Year ended 3-31-2014	12.15	0.05	2.67	2.72	(0.04)	(0.79)	—	(0.83)
Year ended 3-31-2013	10.91	0.04	1.33	1.37	(0.05)	(0.08)	—	(0.13)
Year ended 3-31-2012	10.68	0.02	0.58	0.60	—	(0.37)	—	(0.37)
Year ended 3-31-2011	8.91	(0.01)	1.95	1.94	—	(0.17)	—	(0.17)
Class B Shares(4)
Year ended 3-31-2015	12.32	(0.10)	1.16	1.06	—	(1.02)	—	(1.02)
Year ended 3-31-2014	10.78	(0.07)	2.36	2.29	—	(0.75)	—	(0.75)
Year ended 3-31-2013	9.75	(0.07)	1.18	1.11	—	(0.08)	—	(0.08)
Year ended 3-31-2012	9.59	(0.08)	0.52	0.44	—	(0.28)	—	(0.28)
Year ended 3-31-2011	8.10	(0.10)	1.76	1.66	—	(0.17)	—	(0.17)
Class C Shares
Year ended 3-31-2015	12.63	(0.08)	1.19	1.11	—	(1.03)	—	(1.03)
Year ended 3-31-2014	11.03	(0.05)	2.41	2.36	—	(0.76)	—	(0.76)
Year ended 3-31-2013	9.95	(0.04)	1.20	1.16	—	(0.08)	—	(0.08)
Year ended 3-31-2012	9.77	(0.06)	0.55	0.49	—	(0.31)	—	(0.31)
Year ended 3-31-2011	8.23	(0.07)	1.78	1.71	—	(0.17)	—	(0.17)
Class E Shares
Year ended 3-31-2015	14.00	(0.01)	1.32	1.31	—	(1.08)	—	(1.08)
Year ended 3-31-2014	12.12	0.02	2.67	2.69	(0.02)	(0.79)	—	(0.81)
Year ended 3-31-2013	10.89	0.03	1.32	1.35	(0.04)	(0.08)	—	(0.12)
Year ended 3-31-2012	10.67	0.01	0.59	0.60	—	(0.38)	—	(0.38)
Year ended 3-31-2011	8.90	0.00	1.94	1.94	—	(0.17)	—	(0.17)
Class I Shares
Year ended 3-31-2015	15.29	0.07	1.45	1.52	(0.03)	(1.11)	—	(1.14)
Year ended 3-31-2014	13.15	0.09	2.91	3.00	(0.07)	(0.79)	—	(0.86)
Year ended 3-31-2013	11.78	0.08	1.44	1.52	(0.07)	(0.08)	—	(0.15)
Year ended 3-31-2012	11.50	0.05	0.64	0.69	—	(0.41)	—	(0.41)
Year ended 3-31-2011	9.55	0.03	2.09	2.12	—	(0.17)	—	(0.17)
Class R Shares
Year ended 3-31-2015	14.01	(0.03)	1.31	1.28	—	(1.06)	—	(1.06)
Year ended 3-31-2014	12.13	0.01	2.67	2.68	(0.01)	(0.79)	—	(0.80)
Year ended 3-31-2013(5)	11.15	0.00	0.98	0.98	—	—	—	—
Class R6 Shares
Year ended 3-31-2015(7)	15.69	0.06	1.06	1.12	(0.01)	(1.11)	—	(1.12)
Class Y Shares
Year ended 3-31-2015	14.94	0.07	1.42	1.49	(0.03)	(1.11)	—	(1.14)
Year ended 3-31-2014	12.87	0.09	2.84	2.93	(0.07)	(0.79)	—	(0.86)
Year ended 3-31-2013	11.54	0.06	1.40	1.46	(0.05)	(0.08)	—	(0.13)
Year ended 3-31-2012	11.27	0.03	0.63	0.66	—	(0.39)	—	(0.39)
Year ended 3-31-2011	9.39	0.01	2.04	2.05	—	(0.17)	—	(0.17)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(6)	Annualized.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

224	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$14.29	9.86%	$611		1.15%		0.13%		1.17%	0.11%	65%
Year ended 3-31-2014	14.04	22.76	499		1.15		0.35		1.20	0.30	61
Year ended 3-31-2013	12.15	12.66	320		1.23		0.35		1.26	0.32	60
Year ended 3-31-2012	10.91	6.16	196		1.30		0.15		—	—	65
Year ended 3-31-2011	10.68	21.99	139		1.40		-0.10		—	—	107
Class B Shares(4)
Year ended 3-31-2015	12.36	8.80	11		2.08		-0.79		—	—	65
Year ended 3-31-2014	12.32	21.62	11		2.12		-0.62		—	—	61
Year ended 3-31-2013	10.78	11.49	10		2.24		-0.68		—	—	60
Year ended 3-31-2012	9.75	5.05	5		2.36		-0.89		—	—	65
Year ended 3-31-2011	9.59	20.73	5		2.46		-1.19		—	—	107
Class C Shares
Year ended 3-31-2015	12.71	9.04	160		1.90		-0.62		—	—	65
Year ended 3-31-2014	12.63	21.79	144		1.94		-0.44		—	—	61
Year ended 3-31-2013	11.03	11.76	115		2.02		-0.43		—	—	60
Year ended 3-31-2012	9.95	5.46	99		2.08		-0.61		—	—	65
Year ended 3-31-2011	9.77	21.01	105		2.15		-0.87		—	—	107
Class E Shares
Year ended 3-31-2015	14.23	9.60	10		1.35		-0.06		1.43	-0.14	65
Year ended 3-31-2014	14.00	22.57	7		1.35		0.15		1.51	-0.01	61
Year ended 3-31-2013	12.12	12.53	4		1.35		0.25		1.61	-0.01	60
Year ended 3-31-2012	10.89	6.13	3		1.35		0.10		1.72	-0.27	65
Year ended 3-31-2011	10.67	22.02	2		1.35		-0.05		1.92	-0.62	107
Class I Shares
Year ended 3-31-2015	15.67	10.14	234		0.84		0.45		0.90	0.39	65
Year ended 3-31-2014	15.29	23.18	153		0.84		0.63		0.91	0.56	61
Year ended 3-31-2013	13.15	13.08	60		0.91		0.69		0.93	0.67	60
Year ended 3-31-2012	11.78	6.57	28		0.94		0.47		—	—	65
Year ended 3-31-2011	11.50	22.41	5		0.99		0.33		—	—	107
Class R Shares
Year ended 3-31-2015	14.23	9.40	2		1.50		-0.22		—	—	65
Year ended 3-31-2014	14.01	22.41	2		1.50		0.04		—	—	61
Year ended 3-31-2013(5)	12.13	8.79	—	*	1.50	(6)	-0.13	(6)	—	—	60	(8)
Class R6 Shares
Year ended 3-31-2015(7)	15.69	7.39	4		0.75	(6)	0.60	(6)	—	—	65	(9)
Class Y Shares
Year ended 3-31-2015	15.29	10.18	105		0.84		0.45		1.15	0.14	65
Year ended 3-31-2014	14.94	23.14	68		0.84		0.64		1.16	0.32	61
Year ended 3-31-2013	12.87	12.82	27		1.09		0.48		1.18	0.40	60
Year ended 3-31-2012	11.54	6.35	18		1.20		0.27		—	—	65
Year ended 3-31-2011	11.27	22.04	11		1.24		0.06		—	—	107

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	225

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CUNDILL GLOBAL VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital	Total Distributions
Class A Shares
Year ended 3-31-2015	$17.96	$0.04	$(1.48)	$(1.44)	$—	$—	$—	$—
Year ended 3-31-2014	14.68	(0.03)	3.32	3.29	(0.01)	—	—	(0.01)
Year ended 3-31-2013	13.44	0.01	1.23	1.24	—	—	—	—
Year ended 3-31-2012	14.00	0.02	(0.57)	(0.55)	(0.01)	—	—	(0.01)
Year ended 3-31-2011	12.63	0.03	1.34	1.37	—	—	—	—
Class B Shares(4)
Year ended 3-31-2015	16.72	(0.15)	(1.37)	(1.52)	—	—	—	—
Year ended 3-31-2014	13.81	(0.19)	3.10	2.91	—	—	—	—
Year ended 3-31-2013	12.78	(0.11)	1.14	1.03	—	—	—	—
Year ended 3-31-2012	13.43	(0.09)	(0.56)	(0.65)	—	—	—	—
Year ended 3-31-2011	12.22	(0.07)	1.28	1.21	—	—	—	—
Class C Shares
Year ended 3-31-2015	17.03	(0.07)	(1.40)	(1.47)	—	—	—	—
Year ended 3-31-2014	13.99	(0.12)	3.16	3.04	—	—	—	—
Year ended 3-31-2013	12.88	(0.05)	1.16	1.11	—	—	—	—
Year ended 3-31-2012	13.48	(0.05)	(0.55)	(0.60)	—	—	—	—
Year ended 3-31-2011	12.23	(0.03)	1.28	1.25	—	—	—	—
Class E Shares
Year ended 3-31-2015	18.05	0.04	(1.49)	(1.45)	—	—	—	—
Year ended 3-31-2014	14.78	(0.03)	3.34	3.31	(0.04)	—	—	(0.04)
Year ended 3-31-2013	13.49	0.04	1.25	1.29	—	—	—	—
Year ended 3-31-2012	14.04	0.05	(0.57)	(0.52)	(0.03)	—	—	(0.03)
Year ended 3-31-2011	12.64	0.06	1.34	1.40	—	—	—	—
Class I Shares
Year ended 3-31-2015	18.33	0.12	(1.51)	(1.39)	—	—	—	—
Year ended 3-31-2014	14.98	0.05	3.39	3.44	(0.09)	—	—	(0.09)
Year ended 3-31-2013	13.64	0.09	1.25	1.34	—	—	—	—
Year ended 3-31-2012	14.23	0.10	(0.59)	(0.49)	(0.10)	—	—	(0.10)
Year ended 3-31-2011	12.76	0.11	1.36	1.47	—	—	—	—
Class R Shares
Year ended 3-31-2015	17.94	0.02	(1.49)	(1.47)	—	—	—	—
Year ended 3-31-2014	14.68	(0.05)	3.32	3.27	(0.01)	—	—	(0.01)
Year ended 3-31-2013(5)	13.62	(0.01)	1.07	1.06	—	—	—	—
Class R6 Shares
Year ended 3-31-2015(7)	18.57	0.08	(1.70)	(1.62)	—	—	—	—
Class Y Shares
Year ended 3-31-2015	18.20	0.07	(1.50)	(1.43)	—	—	—	—
Year ended 3-31-2014	14.86	(0.01)	3.39	3.38	(0.04)	—	—	(0.04)
Year ended 3-31-2013	13.56	0.09	1.21	1.30	—	—	—	—
Year ended 3-31-2012	14.15	0.11	(0.59)	(0.48)	(0.11)	—	—	(0.11)
Year ended 3-31-2011	12.69	0.11	1.35	1.46	—	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(6)	Annualized.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

226	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$16.52	-8.02%	$288		1.56%		0.24%		1.70%		0.10%		28%
Year ended 3-31-2014	17.96	22.41	332		1.61		-0.20		1.75		-0.34		47
Year ended 3-31-2013	14.68	9.23	196		1.86		0.05		1.91		—		26
Year ended 3-31-2012	13.44	-3.93	200		1.86		0.16		—		—		38
Year ended 3-31-2011	14.00	10.85	250		1.83		0.27		—		—		46
Class B Shares(4)
Year ended 3-31-2015	15.20	-9.09	2		2.73		-0.91		2.87		-1.05		28
Year ended 3-31-2014	16.72	21.07	4		2.72		-1.23		2.86		-1.37		47
Year ended 3-31-2013	13.81	8.06	6		2.94		-0.92		2.99		-0.97		26
Year ended 3-31-2012	12.78	-4.84	10		2.81		-0.76		—		—		38
Year ended 3-31-2011	13.43	9.90	16		2.74		-0.61		—		—		46
Class C Shares
Year ended 3-31-2015	15.56	-8.63	19		2.19		-0.39		2.33		-0.53		28
Year ended 3-31-2014	17.03	21.73	24		2.22		-0.78		2.36		-0.92		47
Year ended 3-31-2013	13.99	8.62	21		2.39		-0.44		2.44		-0.49		26
Year ended 3-31-2012	12.88	-4.45	26		2.42		-0.39		—		—		38
Year ended 3-31-2011	13.48	10.22	36		2.41		-0.28		—		—		46
Class E Shares
Year ended 3-31-2015	16.60	-8.03	1		1.59		0.21		2.00		-0.20		28
Year ended 3-31-2014	18.05	22.43	1		1.59		-0.17		2.08		-0.65		47
Year ended 3-31-2013	14.78	9.56	1		1.59		0.28		2.35		-0.48		26
Year ended 3-31-2012	13.49	-3.66	1		1.59		0.42		2.36		-0.35		38
Year ended 3-31-2011	14.04	11.08	1		1.59		0.46		2.37		-0.32		46
Class I Shares
Year ended 3-31-2015	16.94	-7.58	5		1.12		0.64		1.26		0.50		28
Year ended 3-31-2014	18.33	22.98	7		1.14		0.27		1.28		0.13		47
Year ended 3-31-2013	14.98	9.82	4		1.24		0.70		1.29		0.65		26
Year ended 3-31-2012	13.64	-3.32	5		1.27		0.75		—		—		38
Year ended 3-31-2011	14.23	11.52	6		1.28		0.85		—		—		46
Class R Shares
Year ended 3-31-2015	16.47	-8.19	—	*	1.72		0.09		1.86		-0.05		28
Year ended 3-31-2014	17.94	22.30	—	*	1.72		-0.28		1.86		-0.42		47
Year ended 3-31-2013(5)	14.68	7.78	—	*	1.66	(6)	-0.37	(6)	1.71	(6)	-0.42	(6)	26	(8)
Class R6 Shares
Year ended 3-31-2015(7)	16.95	-8.72	1		0.95	(6)	0.72	(6)	1.09	(6)	0.58	(6)	28	(9)
Class Y Shares
Year ended 3-31-2015	16.77	-7.86	3		1.38		0.41		1.52		0.27		28
Year ended 3-31-2014	18.20	22.76	4		1.35		-0.04		1.49		-0.18		47
Year ended 3-31-2013	14.86	9.59	4		1.47		0.74		1.63		0.58		26
Year ended 3-31-2012	13.56	-3.24	13		1.20		0.85		1.54		0.51		38
Year ended 3-31-2011	14.15	11.51	20		1.20		0.85		1.54		0.51		46

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	227

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY DIVIDEND OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$20.27	$0.22	$1.39	$1.61	$(0.22)	$(2.11)	$(2.33)
Year ended 3-31-2014	17.20	0.19	3.33	3.52	(0.16)	(0.29)	(0.45)
Year ended 3-31-2013	15.70	0.23	1.48	1.71	(0.21)	—	(0.21)
Year ended 3-31-2012	16.14	0.18	(0.44)	(0.26)	(0.18)	—	(0.18)
Year ended 3-31-2011	13.61	0.13	2.55	2.68	(0.15)	—	(0.15)
Class B Shares(4)
Year ended 3-31-2015	19.97	0.06	1.37	1.43	(0.07)	(2.11)	(2.18)
Year ended 3-31-2014	16.99	0.05	3.27	3.32	(0.05)	(0.29)	(0.34)
Year ended 3-31-2013	15.54	0.09	1.48	1.57	(0.12)	—	(0.12)
Year ended 3-31-2012	15.98	0.04	(0.43)	(0.39)	(0.05)	—	(0.05)
Year ended 3-31-2011	13.49	0.00	2.52	2.52	(0.03)	—	(0.03)
Class C Shares
Year ended 3-31-2015	20.05	0.08	1.38	1.46	(0.09)	(2.11)	(2.20)
Year ended 3-31-2014	17.05	0.07	3.29	3.36	(0.07)	(0.29)	(0.36)
Year ended 3-31-2013	15.59	0.11	1.49	1.60	(0.14)	—	(0.14)
Year ended 3-31-2012	16.03	0.07	(0.43)	(0.36)	(0.08)	—	(0.08)
Year ended 3-31-2011	13.53	0.03	2.54	2.57	(0.07)	—	(0.07)
Class E Shares
Year ended 3-31-2015	20.21	0.19	1.39	1.58	(0.20)	(2.11)	(2.31)
Year ended 3-31-2014	17.16	0.17	3.32	3.49	(0.15)	(0.29)	(0.44)
Year ended 3-31-2013	15.66	0.21	1.49	1.70	(0.20)	—	(0.20)
Year ended 3-31-2012	16.10	0.17	(0.44)	(0.27)	(0.17)	—	(0.17)
Year ended 3-31-2011	13.58	0.13	2.54	2.67	(0.15)	—	(0.15)
Class I Shares
Year ended 3-31-2015	20.33	0.28	1.40	1.68	(0.29)	(2.11)	(2.40)
Year ended 3-31-2014	17.25	0.26	3.33	3.59	(0.22)	(0.29)	(0.51)
Year ended 3-31-2013	15.73	0.28	1.49	1.77	(0.25)	—	(0.25)
Year ended 3-31-2012	16.17	0.24	(0.45)	(0.21)	(0.23)	—	(0.23)
Year ended 3-31-2011	13.63	0.18	2.56	2.74	(0.20)	—	(0.20)
Class R Shares
Year ended 3-31-2015	20.25	0.16	1.40	1.56	(0.17)	(2.11)	(2.28)
Year ended 3-31-2014	17.19	0.14	3.33	3.47	(0.12)	(0.29)	(0.41)
Year ended 3-31-2013(5)	15.79	0.01	1.39	1.40	—	—	—
Class R6 Shares
Year ended 3-31-2015(7)	20.64	0.20	1.15	1.35	(0.24)	(2.11)	(2.35)
Class Y Shares
Year ended 3-31-2015	20.30	0.23	1.40	1.63	(0.24)	(2.11)	(2.35)
Year ended 3-31-2014	17.23	0.21	3.33	3.54	(0.18)	(0.29)	(0.47)
Year ended 3-31-2013	15.72	0.24	1.50	1.74	(0.23)	—	(0.23)
Year ended 3-31-2012	16.16	0.19	(0.44)	(0.25)	(0.19)	—	(0.19)
Year ended 3-31-2011	13.63	0.15	2.55	2.70	(0.17)	—	(0.17)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(6)	Annualized.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

228	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$19.55	8.19%	$322		1.24%		1.07%		—%	—%	48%
Year ended 3-31-2014	20.27	20.70	291		1.27		1.03		—	—	43
Year ended 3-31-2013	17.20	11.06	246		1.28		1.43		—	—	45
Year ended 3-31-2012	15.70	-1.54	261		1.29		1.21		—	—	37
Year ended 3-31-2011	16.14	19.85	252		1.33		0.94		—	—	45
Class B Shares(4)
Year ended 3-31-2015	19.22	7.33	12		2.01		0.30		—	—	48
Year ended 3-31-2014	19.97	19.70	13		2.05		0.25		—	—	43
Year ended 3-31-2013	16.99	10.10	11		2.13		0.60		—	—	45
Year ended 3-31-2012	15.54	-2.35	15		2.18		0.30		—	—	37
Year ended 3-31-2011	15.98	18.69	16		2.25		0.02		—	—	45
Class C Shares
Year ended 3-31-2015	19.31	7.46	54		1.91		0.40		—	—	48
Year ended 3-31-2014	20.05	19.85	47		1.93		0.37		—	—	43
Year ended 3-31-2013	17.05	10.32	39		1.97		0.73		—	—	45
Year ended 3-31-2012	15.59	-2.23	43		2.00		0.48		—	—	37
Year ended 3-31-2011	16.03	19.07	50		2.02		0.24		—	—	45
Class E Shares
Year ended 3-31-2015	19.48	8.01	5		1.37		0.94		1.58	0.73	48
Year ended 3-31-2014	20.21	20.52	4		1.37		0.93		1.66	0.64	43
Year ended 3-31-2013	17.16	11.00	4		1.36		1.31		1.80	0.87	45
Year ended 3-31-2012	15.66	-1.61	3		1.37		1.14		1.92	0.59	37
Year ended 3-31-2011	16.10	19.80	3		1.37		0.89		2.03	0.23	45
Class I Shares
Year ended 3-31-2015	19.61	8.50	23		0.93		1.38		—	—	48
Year ended 3-31-2014	20.33	21.06	19		0.94		1.36		—	—	43
Year ended 3-31-2013	17.25	11.45	15		0.93		1.74		—	—	45
Year ended 3-31-2012	15.73	-1.18	14		0.94		1.60		—	—	37
Year ended 3-31-2011	16.17	20.32	7		0.97		1.31		—	—	45
Class R Shares
Year ended 3-31-2015	19.53	7.90	—	*	1.52		0.80		—	—	48
Year ended 3-31-2014	20.25	20.29	—	*	1.54		0.76		—	—	43
Year ended 3-31-2013(5)	17.19	8.93	—	*	1.51	(6)	0.23	(6)	—	—	45	(8)
Class R6 Shares
Year ended 3-31-2015(7)	19.64	6.76	—	*	0.79	(6)	1.46	(6)	—	—	48	(9)
Class Y Shares
Year ended 3-31-2015	19.58	8.25	10		1.18		1.13		—	—	48
Year ended 3-31-2014	20.30	20.74	11		1.19		1.11		—	—	43
Year ended 3-31-2013	17.23	11.19	12		1.18		1.51		—	—	45
Year ended 3-31-2012	15.72	-1.43	15		1.19		1.27		—	—	37
Year ended 3-31-2011	16.16	19.99	18		1.21		1.05		—	—	45

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	229

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY EMERGING MARKETS EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$15.04	$0.04	$1.08	$1.12	$(0.12)	$—	$(0.12)
Year ended 3-31-2014	13.88	0.02	1.22	1.24	(0.08)	—	(0.08)
Year ended 3-31-2013	13.98	0.03	(0.03)	0.00	(0.10)	—	(0.10)
Year ended 3-31-2012	16.94	0.01	(2.39)	(2.38)	(0.06)	(0.52)	(0.58)
Year ended 3-31-2011	14.84	(0.01)	2.11	2.10	—	—	—
Class B Shares(4)
Year ended 3-31-2015	12.66	(0.10)	0.92	0.82	—	—	—
Year ended 3-31-2014	11.78	(0.12)	1.00	0.88	—	—	—
Year ended 3-31-2013	11.92	(0.10)	(0.04)	(0.14)	— *	—	— *
Year ended 3-31-2012	14.64	(0.13)	(2.07)	(2.20)	—	(0.52)	(0.52)
Year ended 3-31-2011	12.97	(0.15)	1.82	1.67	—	—	—
Class C Shares
Year ended 3-31-2015	13.20	(0.09)	0.95	0.86	(0.01)	—	(0.01)
Year ended 3-31-2014	12.23	(0.07)	1.06	0.99	(0.02)	—	(0.02)
Year ended 3-31-2013	12.36	(0.06)	(0.03)	(0.09)	(0.04)	—	(0.04)
Year ended 3-31-2012	15.10	(0.08)	(2.14)	(2.22)	—	(0.52)	(0.52)
Year ended 3-31-2011	13.33	(0.10)	1.87	1.77	—	—	—
Class E Shares(5)
Year ended 3-31-2015	15.23	0.05	1.10	1.15	(0.15)	—	(0.15)
Year ended 3-31-2014	14.04	0.06	1.25	1.31	(0.12)	—	(0.12)
Year ended 3-31-2013	14.12	0.09	(0.03)	0.06	(0.14)	—	(0.14)
Year ended 3-31-2012	17.15	0.06	(2.41)	(2.35)	(0.16)	(0.52)	(0.68)
Year ended 3-31-2011	14.98	0.05	2.12	2.17	—	—	—
Class I Shares
Year ended 3-31-2015	15.43	0.08	1.11	1.19	(0.17)	—	(0.17)
Year ended 3-31-2014	14.23	0.09	1.26	1.35	(0.15)	—	(0.15)
Year ended 3-31-2013	14.30	0.10	(0.02)	0.08	(0.15)	—	(0.15)
Year ended 3-31-2012	17.39	0.08	(2.46)	(2.38)	(0.19)	(0.52)	(0.71)
Year ended 3-31-2011	15.16	0.05	2.18	2.23	—	—	—
Class R Shares
Year ended 3-31-2015	15.02	(0.02)	1.09	1.07	(0.08)	—	(0.08)
Year ended 3-31-2014	13.87	(0.01)	1.23	1.22	(0.07)	—	(0.07)
Year ended 3-31-2013(6)	14.07	(0.04)	(0.16)	(0.20)	—	—	—
Class R6 Shares
Year ended 3-31-2015(8)	16.41	(0.03)	0.26	0.23	(0.14)	—	(0.14)
Class Y Shares
Year ended 3-31-2015	15.33	0.03	1.10	1.13	(0.13)	—	(0.13)
Year ended 3-31-2014	14.13	0.05	1.26	1.31	(0.11)	—	(0.11)
Year ended 3-31-2013	14.22	0.09	(0.05)	0.04	(0.13)	—	(0.13)
Year ended 3-31-2012	17.25	0.05	(2.44)	(2.39)	(0.12)	(0.52)	(0.64)
Year ended 3-31-2011	15.08	0.03	2.14	2.17	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class share is closed to investment.

(6)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(7)	Annualized.

(8)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

230	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$16.04	7.48%	$436		1.50%		0.23%		1.67%	0.06%	103%
Year ended 3-31-2014	15.04	8.95	536		1.73		0.17		—	—	138
Year ended 3-31-2013	13.88	-0.02	491		1.74		0.25		—	—	142
Year ended 3-31-2012	13.98	-13.71	504		1.75		0.04		—	—	97
Year ended 3-31-2011	16.94	14.15	600		1.72		-0.07		—	—	137
Class B Shares(4)
Year ended 3-31-2015	13.48	6.48	7		2.50		-0.75		2.71	-0.96	103
Year ended 3-31-2014	12.66	7.47	9		3.00		-1.04		—	—	138
Year ended 3-31-2013	11.78	-1.13	8		2.94		-0.88		—	—	142
Year ended 3-31-2012	11.92	-14.69	10		2.88		-1.03		—	—	97
Year ended 3-31-2011	14.64	12.88	16		2.81		-1.07		—	—	137
Class C Shares
Year ended 3-31-2015	14.05	6.56	35		2.40		-0.66		—	—	103
Year ended 3-31-2014	13.20	8.06	44		2.47		-0.59		—	—	138
Year ended 3-31-2013	12.23	-0.77	16		2.53		-0.48		—	—	142
Year ended 3-31-2012	12.36	-14.37	20		2.51		-0.63		—	—	97
Year ended 3-31-2011	15.10	13.28	32		2.46		-0.73		—	—	137
Class E Shares(5)
Year ended 3-31-2015	16.23	7.63	—	*	1.34		0.34		—	—	103
Year ended 3-31-2014	15.23	9.35	—	*	1.35		0.44		—	—	138
Year ended 3-31-2013	14.04	0.40	—	*	1.34		0.64		—	—	142
Year ended 3-31-2012	14.12	-13.32	—	*	1.37		0.41		—	—	97
Year ended 3-31-2011	17.15	14.49	—	*	1.36		0.30		—	—	137
Class I Shares
Year ended 3-31-2015	16.45	7.78	117		1.23		0.49		—	—	103
Year ended 3-31-2014	15.43	9.52	139		1.22		0.62		—	—	138
Year ended 3-31-2013	14.23	0.55	147		1.22		0.69		—	—	142
Year ended 3-31-2012	14.30	-13.28	138		1.25		0.52		—	—	97
Year ended 3-31-2011	17.39	14.71	159		1.24		0.28		—	—	137
Class R Shares
Year ended 3-31-2015	16.01	7.13	1		1.83		-0.16		—	—	103
Year ended 3-31-2014	15.02	8.75	1		1.83		-0.05		—	—	138
Year ended 3-31-2013(6)	13.87	-1.35	—	*	1.80	(7)	-1.09	(7)	—	—	142	(9)
Class R6 Shares
Year ended 3-31-2015(8)	16.50	1.47	6		1.08	(7)	-0.30	(7)	—	—	103	(10)
Class Y Shares
Year ended 3-31-2015	16.33	7.41	10		1.50		0.20		1.53	0.17	103
Year ended 3-31-2014	15.33	9.19	11		1.47		0.34		—	—	138
Year ended 3-31-2013	14.13	0.31	5		1.47		0.63		—	—	142
Year ended 3-31-2012	14.22	-13.48	6		1.50		0.30		—	—	97
Year ended 3-31-2011	17.25	14.39	9		1.50		0.22		—	—	137

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	231

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY EUROPEAN OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$29.76	$0.17	$(0.24)	$(0.07)	$(0.50)	$—	$(0.50)
Year ended 3-31-2014	24.70	0.32	4.82	5.14	(0.08)	—	(0.08)
Year ended 3-31-2013	22.89	0.07	1.83	1.90	(0.09)	—	(0.09)
Year ended 3-31-2012	24.61	0.07	(1.72)	(1.65)	(0.07)	—	(0.07)
Year ended 3-31-2011	21.44	(0.01)	3.24	3.23	(0.06)	—	(0.06)
Class B Shares(3)
Year ended 3-31-2015	27.66	(0.14)	(0.22)	(0.36)	(0.09)	—	(0.09)
Year ended 3-31-2014	23.16	0.01	4.49	4.50	—	—	—
Year ended 3-31-2013	21.62	(0.15)	1.69	1.54	—	—	—
Year ended 3-31-2012	23.40	(0.13)	(1.65)	(1.78)	—	—	—
Year ended 3-31-2011	20.53	(0.21)	3.08	2.87	— *	—	— *
Class C Shares
Year ended 3-31-2015	28.25	(0.02)	(0.21)	(0.23)	(0.29)	—	(0.29)
Year ended 3-31-2014	23.53	0.16	4.56	4.72	—	—	—
Year ended 3-31-2013	21.86	(0.06)	1.73	1.67	—	—	—
Year ended 3-31-2012	23.58	(0.06)	(1.66)	(1.72)	—	—	—
Year ended 3-31-2011	20.63	(0.14)	3.11	2.97	(0.02)	—	(0.02)
Class E Shares(4)
Year ended 3-31-2015	29.93	0.27	(0.21)	0.06	(0.63)	—	(0.63)
Year ended 3-31-2014	24.84	0.44	4.85	5.29	(0.20)	—	(0.20)
Year ended 3-31-2013	23.02	0.18	1.84	2.02	(0.20)	—	(0.20)
Year ended 3-31-2012	24.76	0.18	(1.74)	(1.56)	(0.18)	—	(0.18)
Year ended 3-31-2011	21.48	0.09	3.28	3.37	(0.09)	—	(0.09)
Class I Shares
Year ended 3-31-2015	29.97	0.32	(0.24)	0.08	(0.66)	—	(0.66)
Year ended 3-31-2014	24.87	0.48	4.85	5.33	(0.23)	—	(0.23)
Year ended 3-31-2013	23.04	0.26	1.81	2.07	(0.24)	—	(0.24)
Year ended 3-31-2012	24.82	0.21	(1.75)	(1.54)	(0.24)	—	(0.24)
Year ended 3-31-2011	21.51	0.12	3.29	3.41	(0.10)	—	(0.10)
Class R Shares
Year ended 3-31-2015	29.75	0.12	(0.21)	(0.09)	(0.48)	—	(0.48)
Year ended 3-31-2014	24.70	0.31	4.82	5.13	(0.08)	—	(0.08)
Year ended 3-31-2013(5)	24.16	0.00	0.54	0.54	—	—	—
Class R6 Shares
Year ended 3-31-2015(7)	29.18	0.05	0.85	0.90	(0.57)	—	(0.57)
Class Y Shares
Year ended 3-31-2015	29.95	0.17	(0.16)	0.01	(0.58)	—	(0.58)
Year ended 3-31-2014	24.86	0.44	4.81	5.25	(0.16)	—	(0.16)
Year ended 3-31-2013	23.04	0.15	1.85	2.00	(0.18)	—	(0.18)
Year ended 3-31-2012	24.75	0.17	(1.75)	(1.58)	(0.13)	—	(0.13)
Year ended 3-31-2011	21.50	0.09	3.24	3.33	(0.08)	—	(0.08)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(4)	Class share is closed to investment.

(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(6)	Annualized.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

232	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$29.19	-0.13%	$150		1.70%		0.57%		172%
Year ended 3-31-2014	29.76	20.83	163		1.76		1.17		116
Year ended 3-31-2013	24.70	8.31	162		1.81		0.32		71
Year ended 3-31-2012	22.89	-6.67	167		1.84		0.33		49
Year ended 3-31-2011	24.61	15.07	197		1.82		-0.07		66
Class B Shares(3)
Year ended 3-31-2015	27.21	-1.27	2		2.90		-0.50		172
Year ended 3-31-2014	27.66	19.43	2		2.91		0.04		116
Year ended 3-31-2013	23.16	7.12	3		2.89		-0.68		71
Year ended 3-31-2012	21.62	-7.61	5		2.84		-0.63		49
Year ended 3-31-2011	23.40	13.99	8		2.81		-1.01		66
Class C Shares
Year ended 3-31-2015	27.73	-0.75	10		2.35		-0.06		172
Year ended 3-31-2014	28.25	20.06	11		2.37		0.61		116
Year ended 3-31-2013	23.53	7.64	9		2.43		-0.26		71
Year ended 3-31-2012	21.86	-7.29	11		2.47		-0.26		49
Year ended 3-31-2011	23.58	14.41	15		2.46		-0.65		66
Class E Shares(4)
Year ended 3-31-2015	29.36	0.30	—	*	1.31		0.92		172
Year ended 3-31-2014	29.93	21.34	—	*	1.33		1.62		116
Year ended 3-31-2013	24.84	8.83	—	*	1.31		0.79		71
Year ended 3-31-2012	23.02	-6.18	—	*	1.32		0.80		49
Year ended 3-31-2011	24.76	15.71	—	*	1.32		0.40		66
Class I Shares
Year ended 3-31-2015	29.39	0.38	27		1.21		1.09		172
Year ended 3-31-2014	29.97	21.50	31		1.19		1.76		116
Year ended 3-31-2013	24.87	8.96	37		1.18		1.13		71
Year ended 3-31-2012	23.04	-6.06	53		1.19		0.94		49
Year ended 3-31-2011	24.82	15.87	43		1.18		0.52		66
Class R Shares
Year ended 3-31-2015	29.18	-0.21	—	*	1.81		0.42		172
Year ended 3-31-2014	29.75	20.73	—	*	1.79		1.15		116
Year ended 3-31-2013(5)	24.70	2.28	—	*	1.74	(6)	0.02	(6)	71	(8)
Class R6 Shares
Year ended 3-31-2015(7)	29.51	3.20	2		1.08	(6)	0.26	(6)	172	(9)
Class Y Shares
Year ended 3-31-2015	29.38	0.15	2		1.47		0.58		172
Year ended 3-31-2014	29.95	21.17	3		1.46		1.57		116
Year ended 3-31-2013	24.86	8.71	1		1.42		0.66		71
Year ended 3-31-2012	23.04	-6.30	2		1.45		0.75		49
Year ended 3-31-2011	24.75	15.52	2		1.45		0.38		66

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	233

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$10.06	$0.34	$(0.49)	$(0.15)	$(0.32)	$—	$(0.32)
Year ended 3-31-2014	10.26	0.35	(0.19)	0.16	(0.34)	(0.02)	(0.36)
Year ended 3-31-2013	10.20	0.40	0.11	0.51	(0.42)	(0.03)	(0.45)
Year ended 3-31-2012	10.35	0.39	(0.11)	0.28	(0.39)	(0.04)	(0.43)
Year ended 3-31-2011	10.30	0.36	0.08	0.44	(0.33)	(0.06)	(0.39)
Class B Shares(4)
Year ended 3-31-2015	10.06	0.26	(0.49)	(0.23)	(0.25)	—	(0.25)
Year ended 3-31-2014	10.25	0.27	(0.18)	0.09	(0.26)	(0.02)	(0.28)
Year ended 3-31-2013	10.19	0.32	0.11	0.43	(0.34)	(0.03)	(0.37)
Year ended 3-31-2012	10.35	0.31	(0.12)	0.19	(0.31)	(0.04)	(0.35)
Year ended 3-31-2011	10.29	0.28	0.09	0.37	(0.25)	(0.06)	(0.31)
Class C Shares
Year ended 3-31-2015	10.06	0.26	(0.48)	(0.22)	(0.25)	—	(0.25)
Year ended 3-31-2014	10.25	0.27	(0.18)	0.09	(0.26)	(0.02)	(0.28)
Year ended 3-31-2013	10.19	0.32	0.11	0.43	(0.34)	(0.03)	(0.37)
Year ended 3-31-2012	10.35	0.31	(0.12)	0.19	(0.31)	(0.04)	(0.35)
Year ended 3-31-2011	10.29	0.28	0.09	0.37	(0.25)	(0.06)	(0.31)
Class I Shares
Year ended 3-31-2015	10.06	0.36	(0.48)	(0.12)	(0.35)	—	(0.35)
Year ended 3-31-2014	10.25	0.37	(0.18)	0.19	(0.36)	(0.02)	(0.38)
Year ended 3-31-2013	10.19	0.42	0.11	0.53	(0.44)	(0.03)	(0.47)
Year ended 3-31-2012	10.35	0.41	(0.11)	0.30	(0.42)	(0.04)	(0.46)
Year ended 3-31-2011	10.30	0.39	0.08	0.47	(0.36)	(0.06)	(0.42)
Class R Shares
Year ended 3-31-2015	10.05	0.29	(0.49)	(0.20)	(0.28)	—	(0.28)
Year ended 3-31-2014	10.24	0.29	(0.18)	0.11	(0.28)	(0.02)	(0.30)
Year ended 3-31-2013(5)	10.17	0.09	0.04	0.13	(0.06)	—	(0.06)
Class R6 Shares
Year ended 3-31-2015(7)	10.15	0.24	(0.56)	(0.32)	(0.24)	—	(0.24)
Class Y Shares
Year ended 3-31-2015	10.07	0.34	(0.50)	(0.16)	(0.32)	—	(0.32)
Year ended 3-31-2014	10.26	0.34	(0.18)	0.16	(0.33)	(0.02)	(0.35)
Year ended 3-31-2013	10.20	0.40	0.11	0.51	(0.42)	(0.03)	(0.45)
Year ended 3-31-2012	10.36	0.39	(0.12)	0.27	(0.39)	(0.04)	(0.43)
Year ended 3-31-2011	10.30	0.36	0.09	0.45	(0.33)	(0.06)	(0.39)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(6)	Annualized.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

234	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$9.59	-1.54%	$177		0.99%		3.39%		1.22%	3.16%	26%
Year ended 3-31-2014	10.06	1.65	187		0.99		3.43		1.25	3.17	21
Year ended 3-31-2013	10.26	5.12	174		0.99		3.92		1.24	3.67	26
Year ended 3-31-2012	10.20	2.74	158		0.99		3.81		1.25	3.55	26
Year ended 3-31-2011	10.35	4.34	141		0.99		3.50		1.25	3.24	26
Class B Shares(4)
Year ended 3-31-2015	9.58	-2.36	5		1.74		2.64		2.10	2.28	26
Year ended 3-31-2014	10.06	0.90	6		1.74		2.67		2.10	2.31	21
Year ended 3-31-2013	10.25	4.34	7		1.74		3.17		2.15	2.76	26
Year ended 3-31-2012	10.19	1.96	6		1.74		3.05		2.26	2.53	26
Year ended 3-31-2011	10.35	3.66	7		1.74		2.76		2.06	2.44	26
Class C Shares
Year ended 3-31-2015	9.59	-2.26	31		1.74		2.64		1.87	2.51	26
Year ended 3-31-2014	10.06	0.90	33		1.74		2.67		1.88	2.53	21
Year ended 3-31-2013	10.25	4.34	44		1.74		3.18		1.90	3.02	26
Year ended 3-31-2012	10.19	1.96	41		1.74		3.06		1.93	2.87	26
Year ended 3-31-2011	10.35	3.66	44		1.74		2.76		1.92	2.58	26
Class I Shares
Year ended 3-31-2015	9.59	-1.29	53		0.74		3.65		0.87	3.52	26
Year ended 3-31-2014	10.06	1.91	58		0.74		3.67		0.89	3.52	21
Year ended 3-31-2013	10.25	5.39	59		0.74		4.13		0.89	3.97	26
Year ended 3-31-2012	10.19	3.00	28		0.74		4.07		0.91	3.90	26
Year ended 3-31-2011	10.35	4.61	25		0.74		3.76		0.92	3.58	26
Class R Shares
Year ended 3-31-2015	9.57	-2.10	—	*	1.46		2.90		—	—	26
Year ended 3-31-2014	10.05	1.14	—	*	1.48		2.93		—	—	21
Year ended 3-31-2013(5)	10.24	1.30	—	*	1.45	(6)	3.10	(6)	—	—	26	(8)
Class R6 Shares
Year ended 3-31-2015(7)	9.59	-3.23	—	*	0.70	(6)	3.62	(6)	—	—	26	(9)
Class Y Shares
Year ended 3-31-2015	9.59	-1.63	5		0.99		3.40		1.12	3.27	26
Year ended 3-31-2014	10.07	1.65	8		0.99		3.42		1.13	3.28	21
Year ended 3-31-2013	10.26	5.12	5		0.99		3.94		1.14	3.78	26
Year ended 3-31-2012	10.20	2.74	7		0.99		3.78		1.16	3.61	26
Year ended 3-31-2011	10.36	4.44	15		0.99		3.51		1.17	3.33	26

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	235

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL EQUITY INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$13.27	$0.39	$0.36	$0.75	$(0.44)	$(0.26)	$(0.70)
Year ended 3-31-2014	11.82	0.57	1.44	2.01	(0.46)	(0.10)	(0.56)
Year ended 3-31-2013(4)	10.00	0.35	1.84	2.19	(0.28)	(0.09)	(0.37)
Class B Shares(6)
Year ended 3-31-2015	13.27	0.32	0.34	0.66	(0.36)	(0.26)	(0.62)
Year ended 3-31-2014	11.81	0.47	1.46	1.93	(0.37)	(0.10)	(0.47)
Year ended 3-31-2013(4)	10.00	0.27	1.85	2.12	(0.22)	(0.09)	(0.31)
Class C Shares
Year ended 3-31-2015	13.27	0.30	0.36	0.66	(0.36)	(0.26)	(0.62)
Year ended 3-31-2014	11.81	0.50	1.44	1.94	(0.38)	(0.10)	(0.48)
Year ended 3-31-2013(4)	10.00	0.27	1.85	2.12	(0.22)	(0.09)	(0.31)
Class I Shares
Year ended 3-31-2015	13.28	0.43	0.37	0.80	(0.49)	(0.26)	(0.75)
Year ended 3-31-2014	11.82	0.61	1.46	2.07	(0.51)	(0.10)	(0.61)
Year ended 3-31-2013(4)	10.00	0.37	1.85	2.22	(0.31)	(0.09)	(0.40)
Class R Shares
Year ended 3-31-2015	13.28	0.36	0.35	0.71	(0.41)	(0.26)	(0.67)
Year ended 3-31-2014	11.82	0.52	1.46	1.98	(0.42)	(0.10)	(0.52)
Year ended 3-31-2013(7)	11.28	0.11	0.46	0.57	(0.03)	—	(0.03)
Class R6 Shares
Year ended 3-31-2015(8)	13.37	0.25	0.27	0.52	(0.30)	(0.26)	(0.56)
Class Y Shares
Year ended 3-31-2015	13.28	0.41	0.35	0.76	(0.46)	(0.26)	(0.72)
Year ended 3-31-2014	11.82	0.58	1.46	2.04	(0.48)	(0.10)	(0.58)
Year ended 3-31-2013(4)	10.00	0.34	1.86	2.20	(0.29)	(0.09)	(0.38)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from June 4, 2012 (commencement of operations of the class) through March 31, 2013.

(5)	Annualized.

(6)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(7)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(8)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

236	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$13.32	5.84%	$253		1.30%		2.94%		1.38%		2.86%		137%
Year ended 3-31-2014	13.27	17.46	184		1.30		4.51		1.48		4.33		98
Year ended 3-31-2013(4)	11.82	22.15	59		1.29	(5)	3.82	(5)	1.68	(5)	3.43	(5)	73
Class B Shares(6)
Year ended 3-31-2015	13.31	5.08	2		1.98		2.40		—		—		137
Year ended 3-31-2014	13.27	16.68	2		2.04		3.73		2.05		3.72		98
Year ended 3-31-2013(4)	11.81	22.41	1		2.01	(5)	2.89	(5)	2.21	(5)	2.69	(5)	73
Class C Shares
Year ended 3-31-2015	13.31	5.10	13		1.95		2.28		—		—		137
Year ended 3-31-2014	13.27	16.75	8		1.99		3.91		2.04		3.86		98
Year ended 3-31-2013(4)	11.81	21.46	4		1.95	(5)	2.95	(5)	2.15	(5)	2.75	(5)	73
Class I Shares
Year ended 3-31-2015	13.33	6.22	22		0.94		3.21		0.98		3.17		137
Year ended 3-31-2014	13.28	17.97	15		0.94		4.86		1.06		4.74		98
Year ended 3-31-2013(4)	11.82	22.47	12		0.94	(5)	3.95	(5)	1.29	(5)	3.60	(5)	73
Class R Shares
Year ended 3-31-2015	13.32	5.47	—	*	1.58		2.75		—		—		137
Year ended 3-31-2014	13.28	17.11	—	*	1.65		4.11		1.66		4.10		98
Year ended 3-31-2013(7)	11.82	5.05	—	*	1.67	(5)	3.36	(5)	1.87	(5)	3.16	(5)	73	(9)
Class R6 Shares
Year ended 3-31-2015(8)	13.33	4.05	1		0.83	(5)	2.94	(5)	—		—		137	(10)
Class Y Shares
Year ended 3-31-2015	13.32	5.88	5		1.19		3.11		1.23		3.07		137
Year ended 3-31-2014	13.28	17.68	4		1.19		4.60		1.31		4.48		98
Year ended 3-31-2013(4)	11.82	22.25	4		1.18	(5)	3.70	(5)	1.54	(5)	3.34	(5)	73

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	237

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$41.15	$0.19	$1.95	$2.14	$(0.03)	$(0.51)	$(0.54)
Year ended 3-31-2014	35.50	0.19	5.92	6.11	(0.46)	—	(0.46)
Year ended 3-31-2013	33.45	0.27	2.07	2.34	(0.29)	—	(0.29)
Year ended 3-31-2012	33.23	0.26	(0.04)	0.22	—	—	—
Year ended 3-31-2011	29.04	0.39	4.42	4.81	(0.62)	—	(0.62)
Class B Shares(4)
Year ended 3-31-2015	36.59	(0.15)	1.68	1.53	—	(0.51)	(0.51)
Year ended 3-31-2014	31.63	(0.16)	5.25	5.09	(0.13)	—	(0.13)
Year ended 3-31-2013	29.88	(0.05)	1.84	1.79	(0.04)	—	(0.04)
Year ended 3-31-2012	29.99	(0.04)	(0.07)	(0.11)	—	—	—
Year ended 3-31-2011	26.32	0.08	3.99	4.07	(0.40)	—	(0.40)
Class C Shares
Year ended 3-31-2015	36.57	(0.09)	1.71	1.62	—	(0.51)	(0.51)
Year ended 3-31-2014	31.61	(0.08)	5.22	5.14	(0.18)	—	(0.18)
Year ended 3-31-2013	29.85	(0.02)	1.83	1.81	(0.05)	—	(0.05)
Year ended 3-31-2012	29.93	(0.02)	(0.06)	(0.08)	—	—	—
Year ended 3-31-2011	26.27	0.10	3.97	4.07	(0.41)	—	(0.41)
Class E Shares(5)
Year ended 3-31-2015	41.19	0.31	1.94	2.25	(0.10)	(0.51)	(0.61)
Year ended 3-31-2014	35.53	0.32	5.89	6.21	(0.55)	—	(0.55)
Year ended 3-31-2013	33.52	0.35	2.07	2.42	(0.41)	—	(0.41)
Year ended 3-31-2012	33.22	0.33	(0.03)	0.30	—	—	—
Year ended 3-31-2011	29.04	0.45	4.42	4.87	(0.69)	—	(0.69)
Class I Shares
Year ended 3-31-2015	41.57	0.35	1.96	2.31	(0.13)	(0.51)	(0.64)
Year ended 3-31-2014	35.85	0.40	5.92	6.32	(0.60)	—	(0.60)
Year ended 3-31-2013	33.84	0.33	2.16	2.49	(0.48)	—	(0.48)
Year ended 3-31-2012	33.50	0.37	(0.03)	0.34	—	—	—
Year ended 3-31-2011	29.26	0.69	4.28	4.97	(0.73)	—	(0.73)
Class R Shares
Year ended 3-31-2015	41.11	0.01	2.03	2.04	—	(0.51)	(0.51)
Year ended 3-31-2014	35.48	0.13	5.88	6.01	(0.38)	—	(0.38)
Year ended 3-31-2013(6)	34.77	0.01	0.70	0.71	—	—	—
Class R6 Shares
Year ended 3-31-2015(8)	42.56	0.15	1.22	1.37	(0.10)	(0.51)	(0.61)
Class Y Shares
Year ended 3-31-2015	41.23	0.24	1.96	2.20	(0.06)	(0.51)	(0.57)
Year ended 3-31-2014	35.57	0.30	5.87	6.17	(0.51)	—	(0.51)
Year ended 3-31-2013	33.54	0.27	2.10	2.37	(0.34)	—	(0.34)
Year ended 3-31-2012	33.28	0.29	(0.03)	0.26	—	—	—
Year ended 3-31-2011	29.06	0.58	4.31	4.89	(0.67)	—	(0.67)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class share is closed to investment.

(6)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(7)	Annualized.

(8)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

238	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$42.75	5.26%	$409		1.45%		0.47%		—%	—%	61%
Year ended 3-31-2014	41.15	17.26	340		1.49		0.50		—	—	46
Year ended 3-31-2013	35.50	7.04	198		1.48		0.80		—	—	40
Year ended 3-31-2012	33.45	0.66	151		1.52		0.81		—	—	49
Year ended 3-31-2011	33.23	16.67	142		1.62		1.28		—	—	74
Class B Shares(4)
Year ended 3-31-2015	37.61	4.25	4		2.43		-0.40		—	—	61
Year ended 3-31-2014	36.59	16.13	5		2.47		-0.46		—	—	46
Year ended 3-31-2013	31.63	5.95	4		2.47		-0.16		—	—	40
Year ended 3-31-2012	29.88	-0.34	3		2.55		-0.16		—	—	49
Year ended 3-31-2011	29.99	15.53	4		2.61		0.29		—	—	74
Class C Shares
Year ended 3-31-2015	37.68	4.51	26		2.21		-0.25		—	—	61
Year ended 3-31-2014	36.57	16.30	28		2.31		-0.23		—	—	46
Year ended 3-31-2013	31.61	6.03	24		2.39		-0.07		—	—	40
Year ended 3-31-2012	29.85	-0.24	25		2.46		-0.09		—	—	49
Year ended 3-31-2011	29.93	15.55	31		2.59		0.31		—	—	74
Class E Shares(5)
Year ended 3-31-2015	42.83	5.55	—	*	1.21		0.74		—	—	61
Year ended 3-31-2014	41.19	17.58	—	*	1.22		0.84		—	—	46
Year ended 3-31-2013	35.53	7.27	—	*	1.25		1.04		—	—	40
Year ended 3-31-2012	33.52	0.90	—	*	1.29		1.04		—	—	49
Year ended 3-31-2011	33.22	16.88	—	*	1.40		1.49		—	—	74
Class I Shares
Year ended 3-31-2015	43.24	5.66	77		1.09		0.84		—	—	61
Year ended 3-31-2014	41.57	17.73	66		1.11		1.02		—	—	46
Year ended 3-31-2013	35.85	7.38	48		1.13		0.96		—	—	40
Year ended 3-31-2012	33.84	1.05	24		1.17		1.14		—	—	49
Year ended 3-31-2011	33.50	17.09	23		1.25		1.85		—	—	74
Class R Shares
Year ended 3-31-2015	42.64	5.03	1		1.69		0.02		—	—	61
Year ended 3-31-2014	41.11	17.01	—	*	1.70		0.33		—	—	46
Year ended 3-31-2013(6)	35.48	2.04	—	*	1.70	(7)	0.15	(7)	—	—	40	(9)
Class R6 Shares
Year ended 3-31-2015(8)	43.32	3.31	3		0.95	(7)	0.55	(7)	—	—	61	(10)
Class Y Shares
Year ended 3-31-2015	42.86	5.40	11		1.35		0.57		—	—	61
Year ended 3-31-2014	41.23	17.38	11		1.38		0.79		—	—	46
Year ended 3-31-2013	35.57	7.14	13		1.39		0.81		—	—	40
Year ended 3-31-2012	33.54	0.78	11		1.40		0.93		1.42	0.91	49
Year ended 3-31-2011	33.28	16.93	9		1.42		1.62		1.58	1.46	74

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	239

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL INCOME ALLOCATION FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$15.58	$0.62	$(0.18)	$0.44	$(0.60)	$—	$(0.60)
Year ended 3-31-2014	14.79	0.68	0.70	1.38	(0.59)	—	(0.59)
Year ended 3-31-2013	14.52	0.62	0.33	0.95	(0.68)	—	(0.68)
Year ended 3-31-2012	15.19	0.57	(0.57)	0.00	(0.67)	—	(0.67)
Year ended 3-31-2011	13.59	0.36	1.54	1.90	(0.30)	—	(0.30)
Class B Shares(4)
Year ended 3-31-2015	15.32	0.48	(0.18)	0.30	(0.47)	—	(0.47)
Year ended 3-31-2014	14.55	0.52	0.70	1.22	(0.45)	—	(0.45)
Year ended 3-31-2013	14.29	0.48	0.32	0.80	(0.54)	—	(0.54)
Year ended 3-31-2012	14.93	0.43	(0.57)	(0.14)	(0.50)	—	(0.50)
Year ended 3-31-2011	13.40	0.23	1.51	1.74	(0.21)	—	(0.21)
Class C Shares
Year ended 3-31-2015	15.41	0.51	(0.18)	0.33	(0.50)	—	(0.50)
Year ended 3-31-2014	14.64	0.57	0.70	1.27	(0.50)	—	(0.50)
Year ended 3-31-2013	14.38	0.52	0.32	0.84	(0.58)	—	(0.58)
Year ended 3-31-2012	15.02	0.49	(0.58)	(0.09)	(0.55)	—	(0.55)
Year ended 3-31-2011	13.46	0.28	1.52	1.80	(0.24)	—	(0.24)
Class E Shares
Year ended 3-31-2015	15.58	0.62	(0.19)	0.43	(0.59)	—	(0.59)
Year ended 3-31-2014	14.79	0.68	0.70	1.38	(0.59)	—	(0.59)
Year ended 3-31-2013	14.52	0.62	0.33	0.95	(0.68)	—	(0.68)
Year ended 3-31-2012	15.20	0.59	(0.58)	0.01	(0.69)	—	(0.69)
Year ended 3-31-2011	13.59	0.38	1.54	1.92	(0.31)	—	(0.31)
Class I Shares
Year ended 3-31-2015	15.70	0.67	(0.17)	0.50	(0.66)	—	(0.66)
Year ended 3-31-2014	14.90	0.74	0.71	1.45	(0.65)	—	(0.65)
Year ended 3-31-2013	14.62	0.70	0.32	1.02	(0.74)	—	(0.74)
Year ended 3-31-2012	15.31	0.64	(0.58)	0.06	(0.75)	—	(0.75)
Year ended 3-31-2011	13.67	0.45	1.53	1.98	(0.34)	—	(0.34)
Class R Shares
Year ended 3-31-2015	15.57	0.59	(0.18)	0.41	(0.57)	—	(0.57)
Year ended 3-31-2014	14.79	0.64	0.70	1.34	(0.56)	—	(0.56)
Year ended 3-31-2013(5)	14.37	0.15	0.32	0.47	(0.05)	—	(0.05)
Class R6 Shares
Year ended 3-31-2015(7)	15.95	0.45	(0.40)	0.05	(0.45)	—	(0.45)
Class Y Shares
Year ended 3-31-2015	15.64	0.67	(0.21)	0.46	(0.62)	—	(0.62)
Year ended 3-31-2014	14.85	0.71	0.70	1.41	(0.62)	—	(0.62)
Year ended 3-31-2013	14.57	0.62	0.36	0.98	(0.70)	—	(0.70)
Year ended 3-31-2012	15.25	0.59	(0.57)	0.02	(0.70)	—	(0.70)
Year ended 3-31-2011	13.63	0.41	1.53	1.94	(0.32)	—	(0.32)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(6)	Annualized.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

240	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$15.42	2.87%	$653		1.29%		4.00%		—%		—%		69%
Year ended 3-31-2014	15.58	9.60	494		1.35		4.52		1.35		4.52		92
Year ended 3-31-2013	14.79	6.84	308		1.35		4.38		1.51		4.22		109
Year ended 3-31-2012	14.52	0.23	228		1.44		3.94		—		—		61
Year ended 3-31-2011	15.19	14.08	213		1.44		2.56		—		—		71
Class B Shares(4)
Year ended 3-31-2015	15.15	1.95	5		2.18		3.12		—		—		69
Year ended 3-31-2014	15.32	8.53	6		2.27		3.54		—		—		92
Year ended 3-31-2013	14.55	5.90	7		2.31		3.48		2.54		3.25		109
Year ended 3-31-2012	14.29	-0.75	7		2.41		3.05		—		—		61
Year ended 3-31-2011	14.93	13.04	8		2.41		1.62		—		—		71
Class C Shares
Year ended 3-31-2015	15.24	2.18	50		1.91		3.34		—		—		69
Year ended 3-31-2014	15.41	8.86	28		1.99		3.82		1.99		3.82		92
Year ended 3-31-2013	14.64	6.13	25		2.02		3.70		2.12		3.60		109
Year ended 3-31-2012	14.38	-0.41	19		2.10		3.41		—		—		61
Year ended 3-31-2011	15.02	13.42	23		2.10		1.93		—		—		71
Class E Shares
Year ended 3-31-2015	15.42	2.82	3		1.33		3.97		1.61		3.69		69
Year ended 3-31-2014	15.58	9.56	3		1.33		4.51		1.70		4.14		92
Year ended 3-31-2013	14.79	6.94	2		1.33		4.42		2.03		3.72		109
Year ended 3-31-2012	14.52	0.30	2		1.33		4.07		1.90		3.50		61
Year ended 3-31-2011	15.20	14.25	2		1.33		2.65		2.05		1.93		71
Class I Shares
Year ended 3-31-2015	15.54	3.22	48		0.92		4.28		—		—		69
Year ended 3-31-2014	15.70	10.07	39		0.93		4.90		0.94		4.89		92
Year ended 3-31-2013	14.90	7.33	30		0.91		4.98		1.03		4.86		109
Year ended 3-31-2012	14.62	0.67	43		0.99		4.39		—		—		61
Year ended 3-31-2011	15.31	14.63	42		0.99		3.08		—		—		71
Class R Shares
Year ended 3-31-2015	15.41	2.64	—	*	1.51		3.80		—		—		69
Year ended 3-31-2014	15.57	9.32	—	*	1.55		4.28		—		—		92
Year ended 3-31-2013(5)	14.79	3.30	—	*	1.52	(6)	3.73	(6)	1.53	(6)	3.72	(6)	109	(8)
Class R6 Shares
Year ended 3-31-2015(7)	15.55	0.36	2		0.78	(6)	4.40	(6)	—		—		69	(9)
Class Y Shares
Year ended 3-31-2015	15.48	2.97	3		1.17		4.29		1.18		4.28		69
Year ended 3-31-2014	15.64	9.77	7		1.17		4.68		1.19		4.66		92
Year ended 3-31-2013	14.85	7.08	5		1.17		4.40		1.29		4.28		109
Year ended 3-31-2012	14.57	0.38	4		1.26		4.12		—		—		61
Year ended 3-31-2011	15.25	14.33	6		1.25		2.80		—		—		71

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	241

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$8.75	$0.57	$(0.52)	$0.05	$(0.57)	$(0.14)	$(0.71)
Year ended 3-31-2014	8.72	0.58	0.18	0.76	(0.60)	(0.13)	(0.73)
Year ended 3-31-2013	8.30	0.63	0.52	1.15	(0.63)	(0.10)	(0.73)
Year ended 3-31-2012	8.46	0.64	0.02	0.66	(0.65)	(0.17)	(0.82)
Year ended 3-31-2011	8.32	0.69	0.50	1.19	(0.69)	(0.36)	(1.05)
Class B Shares(4)
Year ended 3-31-2015	8.75	0.51	(0.52)	(0.01)	(0.51)	(0.14)	(0.65)
Year ended 3-31-2014	8.72	0.52	0.17	0.69	(0.53)	(0.13)	(0.66)
Year ended 3-31-2013	8.30	0.57	0.52	1.09	(0.57)	(0.10)	(0.67)
Year ended 3-31-2012	8.46	0.58	0.02	0.60	(0.59)	(0.17)	(0.76)
Year ended 3-31-2011	8.32	0.62	0.50	1.12	(0.62)	(0.36)	(0.98)
Class C Shares
Year ended 3-31-2015	8.75	0.51	(0.52)	(0.01)	(0.51)	(0.14)	(0.65)
Year ended 3-31-2014	8.72	0.52	0.18	0.70	(0.54)	(0.13)	(0.67)
Year ended 3-31-2013	8.30	0.57	0.52	1.09	(0.57)	(0.10)	(0.67)
Year ended 3-31-2012	8.46	0.58	0.03	0.61	(0.60)	(0.17)	(0.77)
Year ended 3-31-2011	8.32	0.63	0.50	1.13	(0.63)	(0.36)	(0.99)
Class E Shares
Year ended 3-31-2015	8.75	0.54	(0.51)	0.03	(0.55)	(0.14)	(0.69)
Year ended 3-31-2014	8.72	0.55	0.17	0.72	(0.56)	(0.13)	(0.69)
Year ended 3-31-2013	8.30	0.59	0.52	1.11	(0.59)	(0.10)	(0.69)
Year ended 3-31-2012	8.46	0.62	0.01	0.63	(0.62)	(0.17)	(0.79)
Year ended 3-31-2011	8.32	0.67	0.50	1.17	(0.67)	(0.36)	(1.03)
Class I Shares
Year ended 3-31-2015	8.75	0.59	(0.52)	0.07	(0.59)	(0.14)	(0.73)
Year ended 3-31-2014	8.72	0.60	0.18	0.78	(0.62)	(0.13)	(0.75)
Year ended 3-31-2013	8.30	0.65	0.52	1.17	(0.65)	(0.10)	(0.75)
Year ended 3-31-2012	8.46	0.66	0.03	0.69	(0.68)	(0.17)	(0.85)
Year ended 3-31-2011	8.32	0.72	0.50	1.22	(0.72)	(0.36)	(1.08)
Class R Shares
Year ended 3-31-2015	8.75	0.54	(0.52)	0.02	(0.54)	(0.14)	(0.68)
Year ended 3-31-2014	8.72	0.52	0.21	0.73	(0.57)	(0.13)	(0.70)
Year ended 3-31-2013(5)	8.54	0.16	0.17	0.33	(0.15)	—	(0.15)
Class R6 Shares
Year ended 3-31-2015(7)	8.63	0.40	(0.40)	0.00 *	(0.40)	(0.14)	(0.54)
Class Y Shares
Year ended 3-31-2015	8.75	0.57	(0.52)	0.05	(0.57)	(0.14)	(0.71)
Year ended 3-31-2014	8.72	0.58	0.18	0.76	(0.60)	(0.13)	(0.73)
Year ended 3-31-2013	8.30	0.63	0.52	1.15	(0.63)	(0.10)	(0.73)
Year ended 3-31-2012	8.46	0.64	0.03	0.67	(0.66)	(0.17)	(0.83)
Year ended 3-31-2011	8.32	0.69	0.50	1.19	(0.69)	(0.36)	(1.05)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(6)	Annualized.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

242	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$8.09	0.62%	$2,920		0.94%		6.70%		—%	—%	44%
Year ended 3-31-2014	8.75	9.09	4,151		0.93		6.68		—	—	75
Year ended 3-31-2013	8.72	14.50	3,080		0.93		7.42		—	—	68
Year ended 3-31-2012	8.30	8.47	1,847		1.00		7.87		—	—	80
Year ended 3-31-2011	8.46	15.21	1,027		1.08		8.22		—	—	89
Class B Shares(4)
Year ended 3-31-2015	8.09	-0.13	133		1.67		5.98		—	—	44
Year ended 3-31-2014	8.75	8.28	165		1.68		5.96		—	—	75
Year ended 3-31-2013	8.72	13.64	152		1.69		6.65		—	—	68
Year ended 3-31-2012	8.30	7.63	90		1.79		7.10		—	—	80
Year ended 3-31-2011	8.46	14.31	50		1.88		7.43		—	—	89
Class C Shares
Year ended 3-31-2015	8.09	-0.07	1,618		1.64		6.02		—	—	44
Year ended 3-31-2014	8.75	8.32	1,919		1.64		5.98		—	—	75
Year ended 3-31-2013	8.72	13.71	1,501		1.64		6.70		—	—	68
Year ended 3-31-2012	8.30	7.73	850		1.70		7.16		—	—	80
Year ended 3-31-2011	8.46	14.42	416		1.77		7.52		—	—	89
Class E Shares
Year ended 3-31-2015	8.09	0.30	10		1.26		6.42		—	—	44
Year ended 3-31-2014	8.75	8.69	10		1.27		6.34		—	—	75
Year ended 3-31-2013	8.72	13.96	8		1.36		6.99		1.38	6.97	68
Year ended 3-31-2012	8.30	8.08	5		1.36		7.55		1.45	7.47	80
Year ended 3-31-2011	8.46	14.86	4		1.36		7.95		1.59	7.72	89
Class I Shares
Year ended 3-31-2015	8.09	0.88	2,523		0.69		6.91		—	—	44
Year ended 3-31-2014	8.75	9.36	4,075		0.69		6.90		—	—	75
Year ended 3-31-2013	8.72	14.77	2,513		0.70		7.64		—	—	68
Year ended 3-31-2012	8.30	8.78	1,255		0.73		8.07		—	—	80
Year ended 3-31-2011	8.46	15.56	384		0.79		8.49		—	—	89
Class R Shares
Year ended 3-31-2015	8.09	0.31	58		1.29		6.45		—	—	44
Year ended 3-31-2014	8.75	8.71	30		1.28		6.00		—	—	75
Year ended 3-31-2013(5)	8.72	3.94	—	*	1.27	(6)	6.61	(6)	—	—	68	(8)
Class R6 Shares
Year ended 3-31-2015(7)	8.09	0.13	13		0.54	(6)	7.47	(6)	—	—	44	(9)
Class Y Shares
Year ended 3-31-2015	8.09	0.64	740		0.94		6.69		0.95	6.68	44
Year ended 3-31-2014	8.75	9.09	1,129		0.93		6.67		0.94	6.66	75
Year ended 3-31-2013	8.72	14.50	835		0.93		7.41		0.95	7.39	68
Year ended 3-31-2012	8.30	8.51	464		0.99		7.84		—	—	80
Year ended 3-31-2011	8.46	15.25	192		1.05		8.22		—	—	89

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	243

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY INTERNATIONAL CORE EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$19.04	$0.19	$0.67	$0.86	$(0.23)	$(1.79)	$(2.02)
Year ended 3-31-2014	15.98	0.18	3.24	3.42	(0.35)	(0.01)	(0.36)
Year ended 3-31-2013	15.26	0.21	0.73	0.94	(0.22)	—	(0.22)
Year ended 3-31-2012	17.14	0.27	(1.66)	(1.39)	(0.27)	(0.22)	(0.49)
Year ended 3-31-2011	14.84	0.18	2.27	2.45	(0.15)	—	(0.15)
Class B Shares(4)
Year ended 3-31-2015	17.23	0.03	0.59	0.62	(0.09)	(1.79)	(1.88)
Year ended 3-31-2014	14.49	0.04	2.93	2.97	(0.22)	(0.01)	(0.23)
Year ended 3-31-2013	13.86	0.07	0.66	0.73	(0.10)	—	(0.10)
Year ended 3-31-2012	15.64	0.14	(1.53)	(1.39)	(0.17)	(0.22)	(0.39)
Year ended 3-31-2011	13.59	0.05	2.06	2.11	(0.06)	—	(0.06)
Class C Shares
Year ended 3-31-2015	17.25	0.05	0.61	0.66	(0.12)	(1.79)	(1.91)
Year ended 3-31-2014	14.51	0.07	2.93	3.00	(0.25)	(0.01)	(0.26)
Year ended 3-31-2013	13.88	0.11	0.65	0.76	(0.13)	—	(0.13)
Year ended 3-31-2012	15.65	0.17	(1.53)	(1.36)	(0.19)	(0.22)	(0.41)
Year ended 3-31-2011	13.58	0.07	2.08	2.15	(0.08)	—	(0.08)
Class E Shares
Year ended 3-31-2015	19.14	0.16	0.68	0.84	(0.20)	(1.79)	(1.99)
Year ended 3-31-2014	16.07	0.16	3.25	3.41	(0.33)	(0.01)	(0.34)
Year ended 3-31-2013	15.33	0.20	0.75	0.95	(0.21)	—	(0.21)
Year ended 3-31-2012	17.21	0.27	(1.67)	(1.40)	(0.26)	(0.22)	(0.48)
Year ended 3-31-2011	14.90	0.17	2.29	2.46	(0.15)	—	(0.15)
Class I Shares
Year ended 3-31-2015	19.15	0.25	0.68	0.93	(0.30)	(1.79)	(2.09)
Year ended 3-31-2014	16.07	0.25	3.25	3.50	(0.41)	(0.01)	(0.42)
Year ended 3-31-2013	15.33	0.27	0.75	1.02	(0.28)	—	(0.28)
Year ended 3-31-2012	17.22	0.32	(1.66)	(1.34)	(0.33)	(0.22)	(0.55)
Year ended 3-31-2011	14.90	0.23	2.30	2.53	(0.21)	—	(0.21)
Class R Shares
Year ended 3-31-2015	19.03	0.10	0.71	0.81	(0.18)	(1.79)	(1.97)
Year ended 3-31-2014	15.98	0.11	3.26	3.37	(0.31)	(0.01)	(0.32)
Year ended 3-31-2013(5)	15.40	0.04	0.54	0.58	—	—	—
Class R6 Shares
Year ended 3-31-2015(7)	20.09	0.13	(0.12)	0.01	(0.27)	(1.79)	(2.06)
Class Y Shares
Year ended 3-31-2015	19.16	0.18	0.70	0.88	(0.25)	(1.79)	(2.04)
Year ended 3-31-2014	16.08	0.21	3.25	3.46	(0.37)	(0.01)	(0.38)
Year ended 3-31-2013	15.35	0.24	0.73	0.97	(0.24)	—	(0.24)
Year ended 3-31-2012	17.23	0.29	(1.66)	(1.37)	(0.29)	(0.22)	(0.51)
Year ended 3-31-2011	14.92	0.20	2.28	2.48	(0.17)	—	(0.17)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(6)	Annualized.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

244	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$17.88	4.98%	$1,383		1.35%		0.99%		—%	—%	87%
Year ended 3-31-2014	19.04	21.42	1,028		1.40		1.01		—	—	87
Year ended 3-31-2013	15.98	6.30	694		1.46		1.43		—	—	81
Year ended 3-31-2012	15.26	-7.86	717		1.49		1.75		—	—	88
Year ended 3-31-2011	17.14	16.60	673		1.46		1.21		—	—	101
Class B Shares(4)
Year ended 3-31-2015	15.97	4.02	13		2.20		0.17		—	—	87
Year ended 3-31-2014	17.23	20.47	13		2.22		0.26		—	—	87
Year ended 3-31-2013	14.49	5.37	12		2.35		0.56		—	—	81
Year ended 3-31-2012	13.86	-8.68	15		2.36		1.02		—	—	88
Year ended 3-31-2011	15.64	15.56	20		2.35		0.40		—	—	101
Class C Shares
Year ended 3-31-2015	16.00	4.25	168		2.02		0.32		—	—	87
Year ended 3-31-2014	17.25	20.64	117		2.07		0.40		—	—	87
Year ended 3-31-2013	14.51	5.61	98		2.10		0.81		—	—	81
Year ended 3-31-2012	13.88	-8.45	113		2.13		1.18		—	—	88
Year ended 3-31-2011	15.65	15.88	132		2.13		0.55		—	—	101
Class E Shares
Year ended 3-31-2015	17.99	4.82	5		1.53		0.84		1.74	0.63	87
Year ended 3-31-2014	19.14	21.32	4		1.53		0.90		1.85	0.58	87
Year ended 3-31-2013	16.07	6.27	3		1.52		1.36		2.05	0.83	81
Year ended 3-31-2012	15.33	-7.88	3		1.53		1.74		2.09	1.18	88
Year ended 3-31-2011	17.21	16.56	3		1.53		1.13		2.16	0.50	101
Class I Shares
Year ended 3-31-2015	17.99	5.32	1,347		1.02		1.30		—	—	87
Year ended 3-31-2014	19.15	21.93	802		1.04		1.39		—	—	87
Year ended 3-31-2013	16.07	6.75	572		1.05		1.80		—	—	81
Year ended 3-31-2012	15.33	-7.47	505		1.07		2.07		—	—	88
Year ended 3-31-2011	17.22	17.03	307		1.08		1.51		—	—	101
Class R Shares
Year ended 3-31-2015	17.87	4.70	19		1.61		0.54		—	—	87
Year ended 3-31-2014	19.03	21.19	5		1.64		0.61		—	—	87
Year ended 3-31-2013(5)	15.98	3.77	—	*	1.62	(6)	0.96	(6)	—	—	81	(8)
Class R6 Shares
Year ended 3-31-2015(7)	18.04	0.48	21		0.86	(6)	1.10	(6)	—	—	87	(9)
Class Y Shares
Year ended 3-31-2015	18.00	5.04	526		1.27		0.95		—	—	87
Year ended 3-31-2014	19.16	21.63	153		1.29		1.20		—	—	87
Year ended 3-31-2013	16.08	6.42	148		1.31		1.62		—	—	81
Year ended 3-31-2012	15.35	-7.67	165		1.33		1.88		—	—	88
Year ended 3-31-2011	17.23	16.72	120		1.34		1.36		—	—	101

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	245

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LARGE CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$17.59	$(0.04)	$3.03	$2.99	$—	$(1.39)	$(1.39)
Year ended 3-31-2014	15.87	0.01	3.75	3.76	—	(2.04)	(2.04)
Year ended 3-31-2013	15.14	0.03	0.73	0.76	(0.03)	—	(0.03)
Year ended 3-31-2012	13.61	(0.01)	1.54	1.53	—	—	—
Year ended 3-31-2011	11.85	0.00	1.77	1.77	(0.01)	—	(0.01)
Class B Shares(4)
Year ended 3-31-2015	14.84	(0.16)	2.53	2.37	—	(1.39)	(1.39)
Year ended 3-31-2014	13.73	(0.12)	3.21	3.09	—	(1.98)	(1.98)
Year ended 3-31-2013	13.20	(0.10)	0.63	0.53	—	—	—
Year ended 3-31-2012	11.99	(0.13)	1.34	1.21	—	—	—
Year ended 3-31-2011	10.55	(0.13)	1.57	1.44	—	—	—
Class C Shares
Year ended 3-31-2015	15.64	(0.15)	2.68	2.53	—	(1.39)	(1.39)
Year ended 3-31-2014	14.36	(0.11)	3.37	3.26	—	(1.98)	(1.98)
Year ended 3-31-2013	13.78	(0.08)	0.66	0.58	—	—	—
Year ended 3-31-2012	12.49	(0.11)	1.40	1.29	—	—	—
Year ended 3-31-2011	10.95	(0.09)	1.63	1.54	—	—	—
Class E Shares
Year ended 3-31-2015	17.57	(0.04)	3.03	2.99	—	(1.39)	(1.39)
Year ended 3-31-2014	15.86	0.01	3.74	3.75	—	(2.04)	(2.04)
Year ended 3-31-2013	15.13	0.03	0.73	0.76	(0.03)	—	(0.03)
Year ended 3-31-2012	13.60	(0.01)	1.54	1.53	—	—	—
Year ended 3-31-2011	11.84	(0.01)	1.78	1.77	(0.01)	—	(0.01)
Class I Shares
Year ended 3-31-2015	18.15	0.01	3.13	3.14	—	(1.39)	(1.39)
Year ended 3-31-2014	16.31	0.06	3.85	3.91	(0.03)	(2.04)	(2.07)
Year ended 3-31-2013	15.54	0.07	0.76	0.83	(0.06)	—	(0.06)
Year ended 3-31-2012	13.93	0.02	1.59	1.61	—	—	—
Year ended 3-31-2011	12.12	0.03	1.81	1.84	(0.03)	—	(0.03)
Class R Shares
Year ended 3-31-2015	17.25	(0.09)	2.97	2.88	—	(1.39)	(1.39)
Year ended 3-31-2014	15.62	(0.04)	3.67	3.63	—	(2.00)	(2.00)
Year ended 3-31-2013	14.92	(0.02)	0.72	0.70	—	—	—
Year ended 3-31-2012	13.46	(0.05)	1.51	1.46	—	—	—
Year ended 3-31-2011	11.74	(0.03)	1.75	1.72	—	—	—
Class R6 Shares
Year ended 3-31-2015(5)	18.91	0.02	2.39	2.41	—	(1.39)	(1.39)
Class Y Shares
Year ended 3-31-2015	17.89	(0.02)	3.09	3.07	—	(1.39)	(1.39)
Year ended 3-31-2014	16.11	0.03	3.80	3.83	(0.01)	(2.04)	(2.05)
Year ended 3-31-2013	15.36	0.05	0.74	0.79	(0.04)	—	(0.04)
Year ended 3-31-2012	13.80	0.01	1.55	1.56	—	—	—
Year ended 3-31-2011	12.01	0.01	1.80	1.81	(0.02)	—	(0.02)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

246	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$19.19	17.45%	$1,093	1.15%		-0.20%		1.17%	-0.22%	36%
Year ended 3-31-2014	17.59	24.21	1,090	1.15		0.07		1.19	0.03	50
Year ended 3-31-2013	15.87	5.03	994	1.15		0.22		1.22	0.15	73
Year ended 3-31-2012	15.14	11.24	995	1.15		-0.06		1.22	-0.13	57
Year ended 3-31-2011	13.61	14.98	550	1.15		0.01		1.25	-0.09	91
Class B Shares(4)
Year ended 3-31-2015	15.82	16.49	12	2.01		-1.06		—	—	36
Year ended 3-31-2014	14.84	23.08	11	2.06		-0.84		—	—	50
Year ended 3-31-2013	13.73	4.02	11	2.15		-0.78		2.18	-0.81	73
Year ended 3-31-2012	13.20	10.09	15	2.18		-1.10		2.22	-1.14	57
Year ended 3-31-2011	11.99	13.65	10	2.32		-1.17		—	—	91
Class C Shares
Year ended 3-31-2015	16.78	16.67	94	1.86		-0.92		—	—	36
Year ended 3-31-2014	15.64	23.17	78	1.90		-0.68		—	—	50
Year ended 3-31-2013	14.36	4.28	71	1.93		-0.57		—	—	73
Year ended 3-31-2012	13.78	10.33	81	1.95		-0.86		—	—	57
Year ended 3-31-2011	12.49	14.06	53	1.98		-0.83		—	—	91
Class E Shares
Year ended 3-31-2015	19.17	17.47	9	1.15		-0.21		1.39	-0.45	36
Year ended 3-31-2014	17.57	24.16	7	1.15		0.06		1.46	-0.25	50
Year ended 3-31-2013	15.86	5.03	6	1.15		0.21		1.59	-0.24	73
Year ended 3-31-2012	15.13	11.25	5	1.15		-0.06		1.62	-0.53	57
Year ended 3-31-2011	13.60	14.99	2	1.15		-0.02		1.83	-0.70	91
Class I Shares
Year ended 3-31-2015	19.90	17.75	318	0.88		0.04		—	—	36
Year ended 3-31-2014	18.15	24.52	118	0.88		0.34		0.88	0.34	50
Year ended 3-31-2013	16.31	5.36	142	0.88		0.45		0.89	0.45	73
Year ended 3-31-2012	15.54	11.56	242	0.89		0.18		—	—	57
Year ended 3-31-2011	13.93	15.22	173	0.92		0.22		—	—	91
Class R Shares
Year ended 3-31-2015	18.74	17.16	26	1.47		-0.52		—	—	36
Year ended 3-31-2014	17.25	23.75	31	1.47		-0.26		—	—	50
Year ended 3-31-2013	15.62	4.69	28	1.48		-0.11		—	—	73
Year ended 3-31-2012	14.92	10.85	24	1.48		-0.39		—	—	57
Year ended 3-31-2011	13.46	14.65	20	1.46		-0.29		—	—	91
Class R6 Shares
Year ended 3-31-2015(5)	19.93	13.18	6	0.72	(6)	0.17	(6)	—	—	36	(7)
Class Y Shares
Year ended 3-31-2015	19.57	17.62	132	1.06		-0.11		1.12	-0.17	36
Year ended 3-31-2014	17.89	24.30	131	1.06		0.16		1.13	0.09	50
Year ended 3-31-2013	16.11	5.09	126	1.06		0.31		1.13	0.23	73
Year ended 3-31-2012	15.36	11.38	121	1.06		0.04		1.14	-0.04	57
Year ended 3-31-2011	13.80	15.09	142	1.06		0.10		1.16	0.00	91

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	247

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LIMITED-TERM BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$10.90	$0.15	$0.02	$0.17	$(0.15)	$—	$(0.15)
Year ended 3-31-2014	11.20	0.14	(0.23)	(0.09)	(0.15)	(0.06)	(0.21)
Year ended 3-31-2013	11.16	0.17	0.08	0.25	(0.18)	(0.03)	(0.21)
Year ended 3-31-2012	11.04	0.20	0.20	0.40	(0.23)	(0.05)	(0.28)
Year ended 3-31-2011	11.06	0.25	0.02	0.27	(0.27)	(0.02)	(0.29)
Class B Shares(4)
Year ended 3-31-2015	10.90	0.06	0.02	0.08	(0.06)	—	(0.06)
Year ended 3-31-2014	11.20	0.05	(0.23)	(0.18)	(0.06)	(0.06)	(0.12)
Year ended 3-31-2013	11.16	0.07	0.09	0.16	(0.09)	(0.03)	(0.12)
Year ended 3-31-2012	11.04	0.11	0.20	0.31	(0.14)	(0.05)	(0.19)
Year ended 3-31-2011	11.06	0.16	0.02	0.18	(0.18)	(0.02)	(0.20)
Class C Shares
Year ended 3-31-2015	10.90	0.07	0.02	0.09	(0.07)	—	(0.07)
Year ended 3-31-2014	11.20	0.06	(0.23)	(0.17)	(0.07)	(0.06)	(0.13)
Year ended 3-31-2013	11.16	0.08	0.09	0.17	(0.10)	(0.03)	(0.13)
Year ended 3-31-2012	11.04	0.12	0.20	0.32	(0.15)	(0.05)	(0.20)
Year ended 3-31-2011	11.06	0.17	0.02	0.19	(0.19)	(0.02)	(0.21)
Class E Shares
Year ended 3-31-2015	10.90	0.13	0.03	0.16	(0.14)	—	(0.14)
Year ended 3-31-2014	11.20	0.13	(0.23)	(0.10)	(0.14)	(0.06)	(0.20)
Year ended 3-31-2013	11.16	0.15	0.09	0.24	(0.17)	(0.03)	(0.20)
Year ended 3-31-2012	11.04	0.19	0.20	0.39	(0.22)	(0.05)	(0.27)
Year ended 3-31-2011	11.06	0.24	0.02	0.26	(0.26)	(0.02)	(0.28)
Class I Shares
Year ended 3-31-2015	10.90	0.17	0.03	0.20	(0.18)	—	(0.18)
Year ended 3-31-2014	11.20	0.17	(0.23)	(0.06)	(0.18)	(0.06)	(0.24)
Year ended 3-31-2013	11.16	0.19	0.09	0.28	(0.21)	(0.03)	(0.24)
Year ended 3-31-2012	11.04	0.23	0.20	0.43	(0.26)	(0.05)	(0.31)
Year ended 3-31-2011	11.06	0.28	0.02	0.30	(0.30)	(0.02)	(0.32)
Class R Shares
Year ended 3-31-2015	10.90	0.11	0.03	0.14	(0.12)	—	(0.12)
Year ended 3-31-2014	11.20	0.11	(0.23)	(0.12)	(0.12)	(0.06)	(0.18)
Year ended 3-31-2013(5)	11.19	0.02	0.02	0.04	(0.03)	—	(0.03)
Class R6 Shares
Year ended 3-31-2015(7)	10.91	0.13	0.01	0.14	(0.13)	—	(0.13)
Class Y Shares
Year ended 3-31-2015	10.90	0.15	0.02	0.17	(0.15)	—	(0.15)
Year ended 3-31-2014	11.20	0.14	(0.23)	(0.09)	(0.15)	(0.06)	(0.21)
Year ended 3-31-2013	11.16	0.17	0.08	0.25	(0.18)	(0.03)	(0.21)
Year ended 3-31-2012	11.04	0.21	0.19	0.40	(0.23)	(0.05)	(0.28)
Year ended 3-31-2011	11.06	0.25	0.02	0.27	(0.27)	(0.02)	(0.29)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(6)	Annualized.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

248	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$10.92	1.60%	$1,504		0.88%		1.36%		—%	—%	39%
Year ended 3-31-2014	10.90	-0.74	1,446		0.89		1.31		—	—	39
Year ended 3-31-2013	11.20	2.29	1,211		0.88		1.48		—	—	55
Year ended 3-31-2012	11.16	3.66	1,046		0.90		1.84		—	—	40
Year ended 3-31-2011	11.04	2.45	794		0.93		2.18		—	—	54
Class B Shares(4)
Year ended 3-31-2015	10.92	0.75	13		1.72		0.52		—	—	39
Year ended 3-31-2014	10.90	-1.59	19		1.76		0.44		—	—	39
Year ended 3-31-2013	11.20	1.45	25		1.71		0.66		—	—	55
Year ended 3-31-2012	11.16	2.80	26		1.74		1.00		—	—	40
Year ended 3-31-2011	11.04	1.61	24		1.75		1.36		—	—	54
Class C Shares
Year ended 3-31-2015	10.92	0.83	117		1.64		0.60		—	—	39
Year ended 3-31-2014	10.90	-1.47	131		1.63		0.56		—	—	39
Year ended 3-31-2013	11.20	1.54	218		1.61		0.76		—	—	55
Year ended 3-31-2012	11.16	2.89	242		1.65		1.10		—	—	40
Year ended 3-31-2011	11.04	1.72	216		1.65		1.47		—	—	54
Class E Shares
Year ended 3-31-2015	10.92	1.48	4		1.00		1.24		1.03	1.21	39
Year ended 3-31-2014	10.90	-0.85	3		1.00		1.20		1.02	1.18	39
Year ended 3-31-2013	11.20	2.17	4		1.00		1.35		—	—	55
Year ended 3-31-2012	11.16	3.58	3		1.00		1.72		1.09	1.63	40
Year ended 3-31-2011	11.04	2.35	1		1.00		2.08		1.19	1.89	54
Class I Shares
Year ended 3-31-2015	10.92	1.86	44		0.63		1.60		—	—	39
Year ended 3-31-2014	10.90	-0.50	49		0.64		1.54		—	—	39
Year ended 3-31-2013	11.20	2.54	117		0.64		1.72		—	—	55
Year ended 3-31-2012	11.16	3.92	102		0.66		2.07		—	—	40
Year ended 3-31-2011	11.04	2.71	51		0.68		2.43		—	—	54
Class R Shares
Year ended 3-31-2015	10.92	1.24	1		1.23		1.00		—	—	39
Year ended 3-31-2014	10.90	-1.08	—	*	1.24		0.96		—	—	39
Year ended 3-31-2013(5)	11.20	0.41	—	*	1.21	(6)	0.59	(6)	—	—	55	(8)
Class R6 Shares
Year ended 3-31-2015(7)	10.92	1.31	3		0.48	(6)	1.75	(6)	—	—	39	(9)
Class Y Shares
Year ended 3-31-2015	10.92	1.59	21		0.88		1.35		0.89	1.34	39
Year ended 3-31-2014	10.90	-0.74	26		0.89		1.30		0.90	1.29	39
Year ended 3-31-2013	11.20	2.29	58		0.88		1.48		0.89	1.47	55
Year ended 3-31-2012	11.16	3.66	51		0.90		1.85		0.92	1.84	40
Year ended 3-31-2011	11.04	2.45	54		0.93		2.19		0.94	2.18	54

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	249

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital	Total Distributions
Class A Shares
Year ended 3-31-2015	$10.15	$0.14	$0.37	$0.51	$(0.14)	$—	$—	$(0.14)
Year ended 3-31-2014	8.98	0.11	1.17	1.28	(0.11)	—	—	(0.11)
Year ended 3-31-2013	8.70	0.11	0.29	0.40	(0.12)	—	—	(0.12)
Year ended 3-31-2012	9.56	0.14	(0.86)	(0.72)	(0.14)	—	—	(0.14)
Year ended 3-31-2011	8.44	0.03	1.14	1.17	(0.03)	—	(0.02)	(0.05)
Class B Shares(5)
Year ended 3-31-2015	9.99	0.06	0.36	0.42	(0.08)	—	—	(0.08)
Year ended 3-31-2014	8.85	0.03	1.17	1.20	(0.06)	—	—	(0.06)
Year ended 3-31-2013	8.59	0.04	0.29	0.33	(0.07)	—	—	(0.07)
Year ended 3-31-2012	9.48	0.06	(0.87)	(0.81)	(0.08)	—	—	(0.08)
Year ended 3-31-2011	8.38	(0.04)	1.14	1.10	— *	—	— *	— *
Class C Shares
Year ended 3-31-2015	10.02	0.07	0.36	0.43	(0.09)	—	—	(0.09)
Year ended 3-31-2014	8.87	0.04	1.17	1.21	(0.06)	—	—	(0.06)
Year ended 3-31-2013	8.61	0.04	0.29	0.33	(0.07)	—	—	(0.07)
Year ended 3-31-2012	9.49	0.07	(0.86)	(0.79)	(0.09)	—	—	(0.09)
Year ended 3-31-2011	8.40	(0.03)	1.13	1.10	(0.01)	—	— *	(0.01)
Class E Shares(6)
Year ended 3-31-2015	10.16	0.15	0.37	0.52	(0.15)	—	—	(0.15)
Year ended 3-31-2014	8.99	0.12	1.17	1.29	(0.12)	—	—	(0.12)
Year ended 3-31-2013	8.70	0.12	0.30	0.42	(0.13)	—	—	(0.13)
Year ended 3-31-2012	9.57	0.15	(0.88)	(0.73)	(0.14)	—	—	(0.14)
Year ended 3-31-2011	8.45	0.05	1.13	1.18	(0.04)	—	(0.02)	(0.06)
Class I Shares
Year ended 3-31-2015	10.17	0.19	0.35	0.54	(0.17)	—	—	(0.17)
Year ended 3-31-2014	9.01	0.14	1.15	1.29	(0.13)	—	—	(0.13)
Year ended 3-31-2013	8.73	0.13	0.30	0.43	(0.15)	—	—	(0.15)
Year ended 3-31-2012	9.58	0.16	(0.85)	(0.69)	(0.16)	—	—	(0.16)
Year ended 3-31-2011	8.46	0.05	1.14	1.19	(0.04)	—	(0.03)	(0.07)
Class R Shares
Year ended 3-31-2015	10.13	0.13	0.37	0.50	(0.13)	—	—	(0.13)
Year ended 3-31-2014	8.97	0.10	1.16	1.26	(0.10)	—	—	(0.10)
Year ended 3-31-2013(7)	8.88	(0.01)	0.10	0.09	—	—	—	—
Class Y Shares
Year ended 3-31-2015	10.14	0.17	0.35	0.52	(0.15)	—	—	(0.15)
Year ended 3-31-2014	8.97	0.13	1.16	1.29	(0.12)	—	—	(0.12)
Year ended 3-31-2013	8.69	0.12	0.29	0.41	(0.13)	—	—	(0.13)
Year ended 3-31-2012	9.55	0.16	(0.88)	(0.72)	(0.14)	—	—	(0.14)
Year ended 3-31-2011	8.43	0.03	1.14	1.17	(0.03)	—	(0.02)	(0.05)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Does not include expenses of underlying Ivy Funds in which the Fund invests.

(4)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(5)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(6)	Class share is closed to investment.

(7)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(8)	Annualized.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

250	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver(3)		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)(4)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)(4)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$10.52	5.17%	$228		0.48%		1.36%		—%	—%	4%
Year ended 3-31-2014	10.15	14.33	254		0.49		1.16		—	—	21
Year ended 3-31-2013	8.98	4.65	183		0.49		1.32		—	—	21
Year ended 3-31-2012	8.70	-7.42	185		0.50		1.58		—	—	8
Year ended 3-31-2011	9.56	13.88	188		0.50		0.38		—	—	22
Class B Shares(5)
Year ended 3-31-2015	10.33	4.28	2		1.36		0.60		—	—	4
Year ended 3-31-2014	9.99	13.53	3		1.39		0.28		—	—	21
Year ended 3-31-2013	8.85	3.83	2		1.40		0.44		—	—	21
Year ended 3-31-2012	8.59	-8.42	3		1.39		0.66		—	—	8
Year ended 3-31-2011	9.48	13.14	3		1.36		-0.47		—	—	22
Class C Shares
Year ended 3-31-2015	10.36	4.32	5		1.29		0.73		—	—	4
Year ended 3-31-2014	10.02	13.57	6		1.26		0.43		—	—	21
Year ended 3-31-2013	8.87	4.01	5		1.29		0.53		—	—	21
Year ended 3-31-2012	8.61	-8.25	5		1.30		0.79		—	—	8
Year ended 3-31-2011	9.49	13.05	5		1.26		-0.38		—	—	22
Class E Shares(6)
Year ended 3-31-2015	10.53	5.25	—	*	0.39		1.49		—	—	4
Year ended 3-31-2014	10.16	14.38	—	*	0.40		1.24		—	—	21
Year ended 3-31-2013	8.99	4.86	—	*	0.39		1.44		—	—	21
Year ended 3-31-2012	8.70	-7.45	—	*	0.40		1.66		—	—	8
Year ended 3-31-2011	9.57	13.94	—	*	0.41		0.48		—	—	22
Class I Shares
Year ended 3-31-2015	10.54	5.41	1		0.16		1.82		0.18	1.80	4
Year ended 3-31-2014	10.17	14.41	1		0.16		1.47		—	—	21
Year ended 3-31-2013	9.01	4.97	1		0.16		1.46		—	—	21
Year ended 3-31-2012	8.73	-7.04	1		0.15		1.89		—	—	8
Year ended 3-31-2011	9.58	14.09	—	*	0.16		0.54		—	—	22
Class R Shares
Year ended 3-31-2015	10.50	5.07	1		0.63		1.26		—	—	4
Year ended 3-31-2014	10.13	14.12	1		0.63		1.01		—	—	21
Year ended 3-31-2013(7)	8.97	1.01	—	*	0.72	(8)	-0.55	(8)	—	—	21	(9)
Class Y Shares
Year ended 3-31-2015	10.51	5.26	2		0.38		1.63		0.47	1.54	4
Year ended 3-31-2014	10.14	14.42	2		0.40		1.33		—	—	21
Year ended 3-31-2013	8.97	4.77	1		0.38		1.42		—	—	21
Year ended 3-31-2012	8.69	-7.42	1		0.46		1.85		—	—	8
Year ended 3-31-2011	9.55	13.90	1		0.50		0.40		0.52	0.38	22

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	251

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MICRO CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$27.31	$(0.36)	$(0.82)	$(1.18)	$—	$(1.40)	$(1.40)
Year ended 3-31-2014	20.45	(0.36)	8.65	8.29	—	(1.43)	(1.43)
Year ended 3-31-2013	19.27	(0.25)	1.43	1.18	—	—	—
Year ended 3-31-2012	19.63	(0.29)	1.27	0.98	—	(1.34)	(1.34)
Year ended 3-31-2011	15.78	(0.30)	4.80	4.50	(0.05)	(0.60)	(0.65)
Class B Shares(3)
Year ended 3-31-2015	26.23	(0.56)	(0.79)	(1.35)	—	(1.18)	(1.18)
Year ended 3-31-2014	19.86	(0.57)	8.36	7.79	—	(1.42)	(1.42)
Year ended 3-31-2013	18.93	(0.44)	1.37	0.93	—	—	—
Year ended 3-31-2012	19.27	(0.49)	1.26	0.77	—	(1.11)	(1.11)
Year ended 3-31-2011	15.63	(0.52)	4.71	4.19	—	(0.55)	(0.55)
Class C Shares
Year ended 3-31-2015	26.56	(0.53)	(0.80)	(1.33)	—	(1.23)	(1.23)
Year ended 3-31-2014	20.05	(0.52)	8.45	7.93	—	(1.42)	(1.42)
Year ended 3-31-2013	19.04	(0.38)	1.39	1.01	—	—	—
Year ended 3-31-2012	19.42	(0.43)	1.25	0.82	—	(1.20)	(1.20)
Year ended 3-31-2011	15.69	(0.43)	4.75	4.32	—	(0.59)	(0.59)
Class I Shares
Year ended 3-31-2015	27.65	(0.27)	(0.83)	(1.10)	—	(1.43)	(1.43)
Year ended 3-31-2014	20.65	(0.26)	8.75	8.49	—	(1.49)	(1.49)
Year ended 3-31-2013	19.37	(0.17)	1.45	1.28	—	—	—
Year ended 3-31-2012	19.73	(0.21)	1.26	1.05	—	(1.41)	(1.41)
Year ended 3-31-2011	15.79	(0.22)	4.82	4.60	(0.06)	(0.60)	(0.66)
Class R Shares
Year ended 3-31-2015	27.27	(0.41)	(0.81)	(1.22)	—	(1.36)	(1.36)
Year ended 3-31-2014	20.45	(0.40)	8.64	8.24	—	(1.42)	(1.42)
Year ended 3-31-2013(4)	17.77	(0.10)	2.78	2.68	—	—	—
Class R6 Shares
Year ended 3-31-2015(6)	23.73	(0.15)	3.01	2.86	—	(1.40)	(1.40)
Class Y Shares
Year ended 3-31-2015	28.02	(0.33)	(0.84)	(1.17)	—	(1.41)	(1.41)
Year ended 3-31-2014	20.51	(0.33)	9.29	8.96	—	(1.45)	(1.45)
Year ended 3-31-2013	19.29	(0.22)	1.44	1.22	—	—	—
Year ended 3-31-2012	19.64	(0.26)	1.28	1.02	—	(1.37)	(1.37)
Year ended 3-31-2011	15.70	(0.26)	4.78	4.52	—	(0.58)	(0.58)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(4)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(5)	Annualized.

(6)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

252	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$24.73	-3.91%	$199		1.64%		-1.50%		47%
Year ended 3-31-2014	27.31	41.32	213		1.64		-1.45		67
Year ended 3-31-2013	20.45	6.12	80		1.78		-1.36		51
Year ended 3-31-2012	19.27	6.56	72		1.78		-1.63		78
Year ended 3-31-2011	19.63	28.73	78		1.88		-1.69		78
Class B Shares(3)
Year ended 3-31-2015	23.70	-4.80	2		2.54		-2.40		47
Year ended 3-31-2014	26.23	39.96	3		2.59		-2.40		67
Year ended 3-31-2013	19.86	4.97	2		2.90		-2.48		51
Year ended 3-31-2012	18.93	5.28	1		2.99		-2.84		78
Year ended 3-31-2011	19.27	27.00	1		3.20		-3.02		78
Class C Shares
Year ended 3-31-2015	24.00	-4.63	10		2.39		-2.25		47
Year ended 3-31-2014	26.56	40.28	14		2.35		-2.15		67
Year ended 3-31-2013	20.05	5.36	5		2.55		-2.14		51
Year ended 3-31-2012	19.04	5.65	4		2.62		-2.47		78
Year ended 3-31-2011	19.42	27.72	4		2.66		-2.48		78
Class I Shares
Year ended 3-31-2015	25.12	-3.56	21		1.24		-1.09		47
Year ended 3-31-2014	27.65	41.90	34		1.23		-1.01		67
Year ended 3-31-2013	20.65	6.66	4		1.31		-0.93		51
Year ended 3-31-2012	19.37	7.00	3		1.34		-1.19		78
Year ended 3-31-2011	19.73	29.36	3		1.41		-1.24		78
Class R Shares
Year ended 3-31-2015	24.69	-4.08	1		1.83		-1.69		47
Year ended 3-31-2014	27.27	41.09	—	*	1.84		-1.66		67
Year ended 3-31-2013(4)	20.45	15.08	—	*	1.89	(5)	-1.84	(5)	51	(7)
Class R6 Shares
Year ended 3-31-2015(6)	25.19	12.53	2		1.08	(5)	-0.94	(5)	47	(8)
Class Y Shares
Year ended 3-31-2015	25.44	-3.77	2		1.49		-1.34		47
Year ended 3-31-2014	28.02	44.49	3		1.50		-1.30		67
Year ended 3-31-2013	20.51	6.32	1		1.60		-1.21		51
Year ended 3-31-2012	19.29	6.79	1		1.59		-1.45		78
Year ended 3-31-2011	19.64	29.00	1		1.67		-1.45		78

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	253

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MID CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$23.45	$(0.12)	$2.49	$2.37	$—	$(2.39)	$(2.39)
Year ended 3-31-2014	20.22	(0.14)	4.17	4.03	—	(0.80)	(0.80)
Year ended 3-31-2013	18.62	(0.09)	1.80	1.71	—	(0.11)	(0.11)
Year ended 3-31-2012	18.36	(0.12)	0.85	0.73	—	(0.47)	(0.47)
Year ended 3-31-2011	13.95	(0.05)	4.46	4.41	—	—	—
Class B Shares(4)
Year ended 3-31-2015	20.30	(0.25)	2.13	1.88	—	(2.34)	(2.34)
Year ended 3-31-2014	17.66	(0.27)	3.61	3.34	—	(0.70)	(0.70)
Year ended 3-31-2013	16.42	(0.23)	1.58	1.35	—	(0.11)	(0.11)
Year ended 3-31-2012	16.40	(0.25)	0.74	0.49	—	(0.47)	(0.47)
Year ended 3-31-2011	12.58	(0.18)	4.00	3.82	—	—	—
Class C Shares
Year ended 3-31-2015	21.24	(0.26)	2.25	1.99	—	(2.35)	(2.35)
Year ended 3-31-2014	18.44	(0.26)	3.77	3.51	—	(0.71)	(0.71)
Year ended 3-31-2013	17.11	(0.21)	1.65	1.44	—	(0.11)	(0.11)
Year ended 3-31-2012	17.04	(0.23)	0.77	0.54	—	(0.47)	(0.47)
Year ended 3-31-2011	13.04	(0.15)	4.15	4.00	—	—	—
Class E Shares
Year ended 3-31-2015	23.02	(0.19)	2.46	2.27	—	(2.37)	(2.37)
Year ended 3-31-2014	19.90	(0.20)	4.09	3.89	—	(0.77)	(0.77)
Year ended 3-31-2013	18.37	(0.14)	1.78	1.64	—	(0.11)	(0.11)
Year ended 3-31-2012	18.17	(0.15)	0.82	0.67	—	(0.47)	(0.47)
Year ended 3-31-2011	13.81	(0.07)	4.43	4.36	—	—	—
Class I Shares
Year ended 3-31-2015	24.60	(0.05)	2.63	2.58	—	(2.41)	(2.41)
Year ended 3-31-2014	21.17	(0.07)	4.36	4.29	—	(0.86)	(0.86)
Year ended 3-31-2013	19.43	(0.04)	1.89	1.85	—	(0.11)	(0.11)
Year ended 3-31-2012	19.07	(0.07)	0.90	0.83	—	(0.47)	(0.47)
Year ended 3-31-2011	14.42	0.01	4.64	4.65	—	—	—
Class R Shares
Year ended 3-31-2015	23.18	(0.18)	2.45	2.27	—	(2.37)	(2.37)
Year ended 3-31-2014	20.02	(0.19)	4.12	3.93	—	(0.77)	(0.77)
Year ended 3-31-2013	18.49	(0.15)	1.79	1.64	—	(0.11)	(0.11)
Year ended 3-31-2012	18.27	(0.16)	0.85	0.69	—	(0.47)	(0.47)
Year ended 3-31-2011	13.90	(0.08)	4.45	4.37	—	—	—
Class R6 Shares
Year ended 3-31-2015(5)	24.38	(0.02)	2.84	2.82	—	(2.39)	(2.39)
Class Y Shares
Year ended 3-31-2015	24.18	(0.11)	2.58	2.47	—	(2.39)	(2.39)
Year ended 3-31-2014	20.83	(0.12)	4.30	4.18	—	(0.83)	(0.83)
Year ended 3-31-2013	19.17	(0.09)	1.86	1.77	—	(0.11)	(0.11)
Year ended 3-31-2012	18.86	(0.10)	0.88	0.78	—	(0.47)	(0.47)
Year ended 3-31-2011	14.29	(0.02)	4.59	4.57	—	—	—

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

254	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$23.43	10.73%	$1,025	1.28%		-0.50%		1.29%	-0.51%	35%
Year ended 3-31-2014	23.45	20.09	1,558	1.34		-0.63		—	—	43
Year ended 3-31-2013	20.22	9.28	1,160	1.31		-0.52		—	—	32
Year ended 3-31-2012	18.62	4.29	636	1.40		-0.69		—	—	29
Year ended 3-31-2011	18.36	31.61	369	1.49		-0.34		—	—	39
Class B Shares(4)
Year ended 3-31-2015	19.84	9.94	24	2.05		-1.26		—	—	35
Year ended 3-31-2014	20.30	19.14	26	2.10		-1.39		—	—	43
Year ended 3-31-2013	17.66	8.27	21	2.21		-1.42		—	—	32
Year ended 3-31-2012	16.42	3.33	17	2.35		-1.63		—	—	29
Year ended 3-31-2011	16.40	30.37	12	2.47		-1.32		—	—	39
Class C Shares
Year ended 3-31-2015	20.88	10.00	343	2.01		-1.22		—	—	35
Year ended 3-31-2014	21.24	19.25	295	2.01		-1.31		—	—	43
Year ended 3-31-2013	18.44	8.46	183	2.07		-1.28		—	—	32
Year ended 3-31-2012	17.11	3.50	135	2.14		-1.44		—	—	29
Year ended 3-31-2011	17.04	30.68	69	2.16		-1.02		—	—	39
Class E Shares
Year ended 3-31-2015	22.92	10.46	7	1.60		-0.82		1.63	-0.85	35
Year ended 3-31-2014	23.02	19.75	6	1.60		-0.90		1.71	-1.01	43
Year ended 3-31-2013	19.90	8.97	4	1.60		-0.81		1.90	-1.11	32
Year ended 3-31-2012	18.37	4.00	3	1.60		-0.88		1.97	-1.25	29
Year ended 3-31-2011	18.17	31.57	3	1.60		-0.44		2.09	-0.93	39
Class I Shares
Year ended 3-31-2015	24.77	11.09	2,933	0.99		-0.19		—	—	35
Year ended 3-31-2014	24.60	20.52	2,098	0.99		-0.28		—	—	43
Year ended 3-31-2013	21.17	9.57	1,316	1.02		-0.24		—	—	32
Year ended 3-31-2012	19.43	4.65	788	1.05		-0.38		—	—	29
Year ended 3-31-2011	19.07	32.25	116	1.08		0.04		—	—	39
Class R Shares
Year ended 3-31-2015	23.08	10.40	96	1.59		-0.80		—	—	35
Year ended 3-31-2014	23.18	19.83	103	1.59		-0.89		—	—	43
Year ended 3-31-2013	20.02	8.92	77	1.62		-0.82		—	—	32
Year ended 3-31-2012	18.49	4.09	50	1.63		-0.93		—	—	29
Year ended 3-31-2011	18.27	31.44	21	1.63		-0.48		—	—	39
Class R6 Shares
Year ended 3-31-2015(5)	24.81	12.18	27	0.84	(6)	-0.15	(6)	—	—	35	(7)
Class Y Shares
Year ended 3-31-2015	24.26	10.82	706	1.23		-0.44		—	—	35
Year ended 3-31-2014	24.18	20.21	694	1.23		-0.53		—	—	43
Year ended 3-31-2013	20.83	9.33	521	1.27		-0.48		—	—	32
Year ended 3-31-2012	19.17	4.44	439	1.25		-0.55		1.30	-0.60	29
Year ended 3-31-2011	18.86	31.98	207	1.25		-0.10		1.34	-0.19	39

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	255

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MID CAP INCOME OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 3-31-2015(4)	$10.00	$0.10	$1.05	$1.15	$(0.05)	$—	*	$(0.05)
Class C Shares
Year ended 3-31-2015(4)	10.00	0.05	1.07	1.12	(0.02)	—	*	(0.02)
Class E Shares
Year ended 3-31-2015(4)	10.00	0.09	1.07	1.16	(0.05)	—	*	(0.05)
Class I Shares
Year ended 3-31-2015(4)	10.00	0.10	1.08	1.18	(0.07)	—	*	(0.07)
Class R Shares
Year ended 3-31-2015(4)	10.00	0.06	1.07	1.13	(0.03)	—	*	(0.03)
Class R6 Shares
Year ended 3-31-2015(4)	10.00	0.10	1.08	1.18	(0.07)	—	*	(0.07)
Class Y Shares
Year ended 3-31-2015(4)	10.00	0.09	1.07	1.16	(0.05)	—	*	(0.05)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 1, 2014 (commencement of operations of the class) through March 31, 2015.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

(7)	Ratio of expenses to average net assets excluding offering costs was 1.16%.

(8)	Ratio of expenses to average net assets excluding offering costs was 1.88%.

(9)	Ratio of expenses to average net assets excluding offering costs was 1.11%.

(10)	Ratio of expenses to average net assets excluding offering costs was 0.86%.

(11)	Ratio of expenses to average net assets excluding offering costs was 1.61%.

(12)	Ratio of expenses to average net assets excluding offering costs was 0.86%.

(13)	Ratio of expenses to average net assets excluding offering costs was 1.16%.

256	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015(4)	$11.10	11.56%	$43	1.35	%(5)(7)	1.83	%(5)	1.60	%(5)	1.58	%(5)	10	%(6)
Class C Shares
Year ended 3-31-2015(4)	11.10	11.26	3	2.07	(5)(8)	0.98	(5)	2.22	(5)	0.83	(5)	10	(6)
Class E Shares
Year ended 3-31-2015(4)	11.11	11.68	2	1.30	(5)(9)	1.70	(5)	1.42	(5)	1.58	(5)	10	(6)
Class I Shares
Year ended 3-31-2015(4)	11.11	11.81	9	1.05	(5)(10)	1.97	(5)	1.32	(5)	1.70	(5)	10	(6)
Class R Shares
Year ended 3-31-2015(4)	11.10	11.38	2	1.80	(5)(11)	1.20	(5)	1.92	(5)	1.08	(5)	10	(6)
Class R6 Shares
Year ended 3-31-2015(4)	11.11	11.81	3	1.05	(5)(12)	1.97	(5)	1.18	(5)	1.84	(5)	10	(6)
Class Y Shares
Year ended 3-31-2015(4)	11.11	11.66	4	1.35	(5)(13)	1.73	(5)	1.57	(5)	1.51	(5)	10	(6)

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	257

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MONEY MARKET FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 3-31-2015	$1.00	$0.00	$0.00	$0.00	$—	*	$—		$—	*
Year ended 3-31-2014	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2013	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2012	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2011	1.00	0.00	0.00	0.00	—	*	—	*	—	*
Class B Shares(4)
Year ended 3-31-2015	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2014	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2013	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2012	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2011	1.00	0.00	0.00	0.00	—	*	—	*	—	*
Class C Shares(4)
Year ended 3-31-2015	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2014	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2013	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2012	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2011	1.00	0.00	0.00	0.00	—	*	—	*	—	*
Class E Shares
Year ended 3-31-2015	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2014	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2013	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2012	1.00	0.00	0.00	0.00	—	*	—		—	*
Year ended 3-31-2011	1.00	0.00	0.00	0.00	—	*	—	*	—	*

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

258	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)
Class A Shares
Year ended 3-31-2015	$1.00	0.02%	$119	0.17%	0.02%	0.68%	-0.49%
Year ended 3-31-2014	1.00	0.02	137	0.20	0.02	0.69	-0.47
Year ended 3-31-2013	1.00	0.02	128	0.31	0.02	0.67	-0.34
Year ended 3-31-2012	1.00	0.02	171	0.28	0.02	0.66	-0.36
Year ended 3-31-2011	1.00	0.04	159	0.43	0.02	0.69	-0.24
Class B Shares(4)
Year ended 3-31-2015	1.00	0.02	4	0.17	0.02	1.73	-1.54
Year ended 3-31-2014	1.00	0.02	7	0.20	0.02	1.74	-1.52
Year ended 3-31-2013	1.00	0.02	8	0.31	0.02	1.70	-1.37
Year ended 3-31-2012	1.00	0.02	8	0.28	0.02	1.73	-1.43
Year ended 3-31-2011	1.00	0.04	7	0.43	0.02	1.80	-1.35
Class C Shares(4)
Year ended 3-31-2015	1.00	0.02	32	0.17	0.02	1.62	-1.43
Year ended 3-31-2014	1.00	0.02	34	0.20	0.02	1.63	-1.41
Year ended 3-31-2013	1.00	0.02	35	0.31	0.02	1.65	-1.32
Year ended 3-31-2012	1.00	0.02	41	0.28	0.02	1.64	-1.34
Year ended 3-31-2011	1.00	0.04	32	0.43	0.02	1.67	-1.22
Class E Shares
Year ended 3-31-2015	1.00	0.02	6	0.17	0.02	0.74	-0.55
Year ended 3-31-2014	1.00	0.02	6	0.20	0.02	0.73	-0.51
Year ended 3-31-2013	1.00	0.02	5	0.31	0.02	0.75	-0.42
Year ended 3-31-2012	1.00	0.02	4	0.28	0.02	0.78	-0.48
Year ended 3-31-2011	1.00	0.04	3	0.43	0.02	0.79	-0.34

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	259

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MUNICIPAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$11.74	$0.31	$0.33	$0.64	$(0.31)	$—	$(0.31)
Year ended 3-31-2014	12.19	0.34	(0.45)	(0.11)	(0.34)	—	(0.34)
Year ended 3-31-2013	11.88	0.34	0.31	0.65	(0.34)	—	(0.34)
Year ended 3-31-2012	10.95	0.42	0.93	1.35	(0.42)	—	(0.42)
Year ended 3-31-2011	11.16	0.43	(0.21)	0.22	(0.43)	—	(0.43)
Class B Shares(4)
Year ended 3-31-2015	11.74	0.22	0.33	0.55	(0.22)	—	(0.22)
Year ended 3-31-2014	12.19	0.25	(0.45)	(0.20)	(0.25)	—	(0.25)
Year ended 3-31-2013	11.88	0.25	0.31	0.56	(0.25)	—	(0.25)
Year ended 3-31-2012	10.95	0.33	0.93	1.26	(0.33)	—	(0.33)
Year ended 3-31-2011	11.16	0.34	(0.21)	0.13	(0.34)	—	(0.34)
Class C Shares
Year ended 3-31-2015	11.74	0.22	0.33	0.55	(0.22)	—	(0.22)
Year ended 3-31-2014	12.19	0.25	(0.45)	(0.20)	(0.25)	—	(0.25)
Year ended 3-31-2013	11.88	0.25	0.31	0.56	(0.25)	—	(0.25)
Year ended 3-31-2012	10.95	0.33	0.93	1.26	(0.33)	—	(0.33)
Year ended 3-31-2011	11.16	0.34	(0.21)	0.13	(0.34)	—	(0.34)
Class I Shares
Year ended 3-31-2015	11.74	0.33	0.34	0.67	(0.34)	—	(0.34)
Year ended 3-31-2014	12.19	0.36	(0.45)	(0.09)	(0.36)	—	(0.36)
Year ended 3-31-2013	11.88	0.36	0.31	0.67	(0.36)	—	(0.36)
Year ended 3-31-2012	10.95	0.44	0.93	1.37	(0.44)	—	(0.44)
Year ended 3-31-2011	11.16	0.45	(0.21)	0.24	(0.45)	—	(0.45)
Class Y Shares
Year ended 3-31-2015	11.74	0.31	0.33	0.64	(0.31)	—	(0.31)
Year ended 3-31-2014	12.19	0.34	(0.45)	(0.11)	(0.34)	—	(0.34)
Year ended 3-31-2013	11.88	0.34	0.31	0.65	(0.34)	—	(0.34)
Year ended 3-31-2012	10.95	0.42	0.93	1.35	(0.42)	—	(0.42)
Year ended 3-31-2011	11.16	0.43	(0.21)	0.22	(0.43)	—	(0.43)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

260	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$12.07	5.51%	$148	1.01%	2.60%	—%	—%	8%
Year ended 3-31-2014	11.74	-0.86	113	1.02	2.90	—	—	7
Year ended 3-31-2013	12.19	5.50	133	1.01	2.77	—	—	6
Year ended 3-31-2012	11.88	12.49	97	1.06	3.60	—	—	4
Year ended 3-31-2011	10.95	1.89	64	1.10	3.79	—	—	6
Class B Shares(4)
Year ended 3-31-2015	12.07	4.71	2	1.77	1.87	—	—	8
Year ended 3-31-2014	11.74	-1.63	2	1.79	2.12	—	—	7
Year ended 3-31-2013	12.19	4.72	4	1.75	2.04	—	—	6
Year ended 3-31-2012	11.88	11.67	3	1.81	2.83	—	—	4
Year ended 3-31-2011	10.95	1.10	2	1.88	3.00	—	—	6
Class C Shares
Year ended 3-31-2015	12.07	4.72	24	1.76	1.86	—	—	8
Year ended 3-31-2014	11.74	-1.62	21	1.78	2.12	—	—	7
Year ended 3-31-2013	12.19	4.71	31	1.76	2.03	—	—	6
Year ended 3-31-2012	11.88	11.65	28	1.82	2.85	—	—	4
Year ended 3-31-2011	10.95	1.12	20	1.86	3.02	—	—	6
Class I Shares
Year ended 3-31-2015	12.07	5.73	5	0.80	2.75	—	—	8
Year ended 3-31-2014	11.74	-0.65	2	0.81	3.11	—	—	7
Year ended 3-31-2013	12.19	5.72	2	0.80	2.94	—	—	6
Year ended 3-31-2012	11.88	12.75	1	0.85	3.79	—	—	4
Year ended 3-31-2011	10.95	2.10	1	0.88	4.02	—	—	6
Class Y Shares
Year ended 3-31-2015	12.07	5.52	1	1.01	2.60	1.05	2.56	8
Year ended 3-31-2014	11.74	-0.87	1	1.02	2.89	1.06	2.85	7
Year ended 3-31-2013	12.19	5.49	1	1.01	2.78	1.06	2.73	6
Year ended 3-31-2012	11.88	12.51	1	1.06	3.63	1.11	3.58	4
Year ended 3-31-2011	10.95	1.90	1	1.10	3.78	1.13	3.75	6

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	261

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MUNICIPAL HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 3-31-2015	$5.03	$0.23	$0.28	$0.51	$(0.23)	$—		$(0.23)
Year ended 3-31-2014	5.47	0.24	(0.42)	(0.18)	(0.24)	(0.02)		(0.26)
Year ended 3-31-2013	5.23	0.21	0.24	0.45	(0.21)	—		(0.21)
Year ended 3-31-2012	4.75	0.25	0.48	0.73	(0.25)	—		(0.25)
Year ended 3-31-2011	4.84	0.22	(0.09)	0.13	(0.22)	—	*	(0.22)
Class B Shares(4)
Year ended 3-31-2015	5.03	0.19	0.28	0.47	(0.19)	—		(0.19)
Year ended 3-31-2014	5.47	0.20	(0.42)	(0.22)	(0.20)	(0.02)		(0.22)
Year ended 3-31-2013	5.23	0.17	0.24	0.41	(0.17)	—		(0.17)
Year ended 3-31-2012	4.75	0.20	0.49	0.69	(0.21)	—		(0.21)
Year ended 3-31-2011	4.84	0.18	(0.09)	0.09	(0.18)	—	*	(0.18)
Class C Shares
Year ended 3-31-2015	5.03	0.19	0.28	0.47	(0.19)	—		(0.19)
Year ended 3-31-2014	5.47	0.20	(0.42)	(0.22)	(0.20)	(0.02)		(0.22)
Year ended 3-31-2013	5.23	0.17	0.24	0.41	(0.17)	—		(0.17)
Year ended 3-31-2012	4.75	0.21	0.48	0.69	(0.21)	—		(0.21)
Year ended 3-31-2011	4.84	0.19	(0.09)	0.10	(0.19)	—	*	(0.19)
Class I Shares
Year ended 3-31-2015	5.03	0.24	0.28	0.52	(0.24)	—		(0.24)
Year ended 3-31-2014	5.47	0.24	(0.42)	(0.18)	(0.24)	(0.02)		(0.26)
Year ended 3-31-2013	5.23	0.22	0.24	0.46	(0.22)	—		(0.22)
Year ended 3-31-2012	4.75	0.25	0.48	0.73	(0.25)	—		(0.25)
Year ended 3-31-2011	4.84	0.24	(0.09)	0.15	(0.24)	—	*	(0.24)
Class Y Shares
Year ended 3-31-2015	5.03	0.23	0.28	0.51	(0.23)	—		(0.23)
Year ended 3-31-2014	5.47	0.24	(0.42)	(0.18)	(0.24)	(0.02)		(0.26)
Year ended 3-31-2013	5.23	0.21	0.24	0.45	(0.21)	—		(0.21)
Year ended 3-31-2012	4.75	0.24	0.49	0.73	(0.25)	—		(0.25)
Year ended 3-31-2011	4.84	0.22	(0.09)	0.13	(0.22)	—	*	(0.22)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

262	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$5.31	10.29%	$377	0.85%	4.46%	0.87%	4.44%	9%
Year ended 3-31-2014	5.03	-3.32	366	0.86	4.58	0.87	4.57	21
Year ended 3-31-2013	5.47	8.71	545	0.84	3.91	0.85	3.90	9
Year ended 3-31-2012	5.23	15.62	384	0.87	4.88	0.90	4.85	4
Year ended 3-31-2011	4.75	2.71	146	0.94	4.63	0.98	4.59	13
Class B Shares(4)
Year ended 3-31-2015	5.31	9.44	15	1.62	3.69	1.64	3.67	9
Year ended 3-31-2014	5.03	-4.07	15	1.64	3.82	1.65	3.81	21
Year ended 3-31-2013	5.47	7.86	19	1.62	3.12	1.63	3.11	9
Year ended 3-31-2012	5.23	14.70	12	1.67	4.07	1.70	4.04	4
Year ended 3-31-2011	4.75	1.87	4	1.72	3.82	1.76	3.78	13
Class C Shares
Year ended 3-31-2015	5.31	9.50	238	1.58	3.72	1.60	3.70	9
Year ended 3-31-2014	5.03	-4.04	216	1.60	3.84	1.61	3.83	21
Year ended 3-31-2013	5.47	7.92	323	1.57	3.17	1.59	3.15	9
Year ended 3-31-2012	5.23	14.77	198	1.62	4.12	1.65	4.09	4
Year ended 3-31-2011	4.75	1.91	65	1.67	3.89	1.71	3.85	13
Class I Shares
Year ended 3-31-2015	5.31	10.50	703	0.68	4.62	0.70	4.60	9
Year ended 3-31-2014	5.03	-3.16	586	0.69	4.76	0.70	4.75	21
Year ended 3-31-2013	5.47	8.88	749	0.68	4.06	0.69	4.05	9
Year ended 3-31-2012	5.23	15.82	416	0.70	5.04	0.74	5.00	4
Year ended 3-31-2011	4.75	2.98	131	0.70	4.90	0.79	4.81	13
Class Y Shares
Year ended 3-31-2015	5.31	10.35	21	0.85	4.39	0.95	4.29	9
Year ended 3-31-2014	5.03	-3.32	15	0.85	4.52	0.95	4.42	21
Year ended 3-31-2013	5.47	8.71	34	0.84	3.92	0.94	3.82	9
Year ended 3-31-2012	5.23	15.65	26	0.87	4.83	0.99	4.71	4
Year ended 3-31-2011	4.75	2.73	6	0.94	4.76	1.05	4.65	13

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	263

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SMALL CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$18.51	$(0.14)	$1.52	$1.38	$—	$(1.18)	$(1.18)
Year ended 3-31-2014	16.33	(0.19)	4.04	3.85	—	(1.67)	(1.67)
Year ended 3-31-2013	14.51	(0.14)	2.35	2.21	—	(0.39)	(0.39)
Year ended 3-31-2012	15.39	(0.17)	(0.21)	(0.38)	—	(0.50)	(0.50)
Year ended 3-31-2011	11.40	(0.13)	4.12	3.99	—	—	—
Class B Shares(4)
Year ended 3-31-2015	15.47	(0.25)	1.24	0.99	—	(1.18)	(1.18)
Year ended 3-31-2014	13.95	(0.30)	3.42	3.12	—	(1.60)	(1.60)
Year ended 3-31-2013	12.57	(0.25)	2.02	1.77	—	(0.39)	(0.39)
Year ended 3-31-2012	13.56	(0.28)	(0.21)	(0.49)	—	(0.50)	(0.50)
Year ended 3-31-2011	10.15	(0.23)	3.64	3.41	—	—	—
Class C Shares
Year ended 3-31-2015	16.35	(0.23)	1.33	1.10	—	(1.18)	(1.18)
Year ended 3-31-2014	14.63	(0.28)	3.60	3.32	—	(1.60)	(1.60)
Year ended 3-31-2013	13.12	(0.21)	2.11	1.90	—	(0.39)	(0.39)
Year ended 3-31-2012	14.07	(0.24)	(0.21)	(0.45)	—	(0.50)	(0.50)
Year ended 3-31-2011	10.49	(0.20)	3.78	3.58	—	—	—
Class E Shares
Year ended 3-31-2015	18.43	(0.16)	1.51	1.35	—	(1.18)	(1.18)
Year ended 3-31-2014	16.27	(0.22)	4.03	3.81	—	(1.65)	(1.65)
Year ended 3-31-2013	14.47	(0.15)	2.34	2.19	—	(0.39)	(0.39)
Year ended 3-31-2012	15.36	(0.18)	(0.21)	(0.39)	—	(0.50)	(0.50)
Year ended 3-31-2011	11.38	(0.14)	4.12	3.98	—	—	—
Class I Shares
Year ended 3-31-2015	22.19	(0.09)	1.85	1.76	—	(1.18)	(1.18)
Year ended 3-31-2014	19.26	(0.15)	4.80	4.65	—	(1.72)	(1.72)
Year ended 3-31-2013	16.98	(0.09)	2.76	2.67	—	(0.39)	(0.39)
Year ended 3-31-2012	17.83	(0.13)	(0.22)	(0.35)	—	(0.50)	(0.50)
Year ended 3-31-2011	13.14	(0.09)	4.78	4.69	—	—	—
Class R Shares
Year ended 3-31-2015	18.41	(0.18)	1.50	1.32	—	(1.18)	(1.18)
Year ended 3-31-2014	16.26	(0.23)	4.02	3.79	—	(1.64)	(1.64)
Year ended 3-31-2013	14.48	(0.17)	2.34	2.17	—	(0.39)	(0.39)
Year ended 3-31-2012	15.38	(0.19)	(0.21)	(0.40)	—	(0.50)	(0.50)
Year ended 3-31-2011	11.40	(0.15)	4.13	3.98	—	—	—
Class R6 Shares
Year ended 3-31-2015(5)	20.97	(0.02)	3.02	3.00	—	(1.18)	(1.18)
Class Y Shares
Year ended 3-31-2015	21.42	(0.14)	1.78	1.64	—	(1.18)	(1.18)
Year ended 3-31-2014	18.66	(0.20)	4.64	4.44	—	(1.68)	(1.68)
Year ended 3-31-2013	16.50	(0.13)	2.68	2.55	—	(0.39)	(0.39)
Year ended 3-31-2012	17.38	(0.16)	(0.22)	(0.38)	—	(0.50)	(0.50)
Year ended 3-31-2011	12.85	(0.12)	4.65	4.53	—	—	—

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

264	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$18.71	8.03%	$384	1.43%		-0.80%		—%	—%	43%
Year ended 3-31-2014	18.51	24.27	406	1.43		-1.07		—	—	45
Year ended 3-31-2013	16.33	15.70	281	1.49		-0.97		—	—	38
Year ended 3-31-2012	14.51	-1.98	241	1.50		-1.21		—	—	65
Year ended 3-31-2011	15.39	35.00	240	1.51		-1.05		—	—	53
Class B Shares(4)
Year ended 3-31-2015	15.28	7.07	11	2.31		-1.69		—	—	43
Year ended 3-31-2014	15.47	23.14	13	2.34		-1.99		—	—	45
Year ended 3-31-2013	13.95	14.61	11	2.49		-1.96		—	—	38
Year ended 3-31-2012	12.57	-3.07	10	2.57		-2.27		—	—	65
Year ended 3-31-2011	13.56	33.60	11	2.54		-2.08		—	—	53
Class C Shares
Year ended 3-31-2015	16.27	7.36	207	2.07		-1.44		—	—	43
Year ended 3-31-2014	16.35	23.43	225	2.08		-1.73		—	—	45
Year ended 3-31-2013	14.63	15.00	189	2.13		-1.61		—	—	38
Year ended 3-31-2012	13.12	-2.67	181	2.17		-1.87		—	—	65
Year ended 3-31-2011	14.07	34.13	207	2.18		-1.71		—	—	53
Class E Shares
Year ended 3-31-2015	18.60	7.90	6	1.56		-0.92		1.79	-1.15	43
Year ended 3-31-2014	18.43	24.13	5	1.56		-1.21		1.87	-1.52	45
Year ended 3-31-2013	16.27	15.61	3	1.56		-1.03		2.06	-1.53	38
Year ended 3-31-2012	14.47	-2.05	3	1.56		-1.27		2.08	-1.79	65
Year ended 3-31-2011	15.36	34.97	3	1.56		-1.08		2.17	-1.69	53
Class I Shares
Year ended 3-31-2015	22.77	8.42	214	1.06		-0.43		—	—	43
Year ended 3-31-2014	22.19	24.78	246	1.06		-0.71		—	—	45
Year ended 3-31-2013	19.26	16.13	176	1.07		-0.54		—	—	38
Year ended 3-31-2012	16.98	-1.54	119	1.07		-0.79		—	—	65
Year ended 3-31-2011	17.83	35.69	84	1.07		-0.61		—	—	53
Class R Shares
Year ended 3-31-2015	18.55	7.74	45	1.66		-1.02		—	—	43
Year ended 3-31-2014	18.41	23.99	42	1.66		-1.30		—	—	45
Year ended 3-31-2013	16.26	15.45	22	1.67		-1.15		—	—	38
Year ended 3-31-2012	14.48	-2.11	17	1.66		-1.37		—	—	65
Year ended 3-31-2011	15.38	34.91	15	1.62		-1.16		—	—	53
Class R6 Shares
Year ended 3-31-2015(5)	22.79	14.83	22	0.90	(6)	-0.12	(6)	—	—	43	(7)
Class Y Shares
Year ended 3-31-2015	21.88	8.16	262	1.30		-0.68		—	—	43
Year ended 3-31-2014	21.42	24.45	276	1.30		-0.95		—	—	45
Year ended 3-31-2013	18.66	15.87	220	1.31		-0.79		—	—	38
Year ended 3-31-2012	16.50	-1.75	207	1.32		-1.03		—	—	65
Year ended 3-31-2011	17.38	35.25	222	1.33		-0.86		—	—	53

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	265

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SMALL CAP VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$18.32	$(0.04)	$0.99	$0.95	$—	$(1.80)	$(1.80)
Year ended 3-31-2014	17.23	(0.11)	3.55	3.44	(0.07)	(2.28)	(2.35)
Year ended 3-31-2013	14.96	0.02	2.82	2.84	—	(0.57)	(0.57)
Year ended 3-31-2012	18.12	0.00	(1.69)	(1.69)	(0.01)	(1.46)	(1.47)
Year ended 3-31-2011	14.99	0.03	3.10	3.13	—	—	—
Class B Shares(3)
Year ended 3-31-2015	16.10	(0.18)	0.84	0.66	—	(1.75)	(1.75)
Year ended 3-31-2014	15.39	(0.25)	3.14	2.89	(0.02)	(2.16)	(2.18)
Year ended 3-31-2013	13.48	(0.13)	2.50	2.37	—	(0.46)	(0.46)
Year ended 3-31-2012	16.66	(0.15)	(1.57)	(1.72)	—	(1.46)	(1.46)
Year ended 3-31-2011	13.95	(0.15)	2.86	2.71	—	—	—
Class C Shares
Year ended 3-31-2015	16.76	(0.14)	0.89	0.75	—	(1.77)	(1.77)
Year ended 3-31-2014	15.94	(0.21)	3.26	3.05	(0.04)	(2.19)	(2.23)
Year ended 3-31-2013	13.92	(0.08)	2.60	2.52	—	(0.50)	(0.50)
Year ended 3-31-2012	17.09	(0.10)	(1.61)	(1.71)	—	(1.46)	(1.46)
Year ended 3-31-2011	14.25	(0.08)	2.92	2.84	—	—	—
Class E Shares(4)
Year ended 3-31-2015	18.76	0.03	1.01	1.04	—	(1.87)	(1.87)
Year ended 3-31-2014	17.59	(0.04)	3.63	3.59	(0.09)	(2.33)	(2.42)
Year ended 3-31-2013	15.25	0.10	2.85	2.95	—	(0.61)	(0.61)
Year ended 3-31-2012	18.43	0.07	(1.71)	(1.64)	(0.08)	(1.46)	(1.54)
Year ended 3-31-2011	15.19	0.10	3.14	3.24	—	—	—
Class I Shares
Year ended 3-31-2015	19.29	0.05	1.04	1.09	—	(1.89)	(1.89)
Year ended 3-31-2014	18.03	(0.02)	3.72	3.70	(0.10)	(2.34)	(2.44)
Year ended 3-31-2013	15.61	0.11	2.94	3.05	—	(0.63)	(0.63)
Year ended 3-31-2012	18.83	0.07	(1.73)	(1.66)	(0.10)	(1.46)	(1.56)
Year ended 3-31-2011	15.49	0.13	3.21	3.34	—	—	—
Class R Shares
Year ended 3-31-2015	18.31	(0.06)	0.98	0.92	—	(1.79)	(1.79)
Year ended 3-31-2014	17.23	(0.13)	3.54	3.41	(0.07)	(2.26)	(2.33)
Year ended 3-31-2013(5)	15.24	(0.02)	2.01	1.99	—	—	—
Class R6 Shares
Year ended 3-31-2015(7)	18.96	0.08	1.36	1.44	—	(1.84)	(1.84)
Class Y Shares
Year ended 3-31-2015	18.94	(0.02)	1.04	1.02	—	(1.84)	(1.84)
Year ended 3-31-2014	17.74	(0.07)	3.66	3.59	(0.08)	(2.31)	(2.39)
Year ended 3-31-2013	15.38	0.01	2.95	2.96	—	(0.60)	(0.60)
Year ended 3-31-2012	18.58	0.04	(1.72)	(1.68)	(0.06)	(1.46)	(1.52)
Year ended 3-31-2011	15.33	0.08	3.17	3.25	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(4)	Class share is closed to investment.

(5)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(6)	Annualized.

(7)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

266	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$17.47	5.74%	$240		1.54%		-0.20%		106%
Year ended 3-31-2014	18.32	21.10	244		1.57		-0.62		61
Year ended 3-31-2013	17.23	19.49	226		1.66		0.15		52
Year ended 3-31-2012	14.96	-8.06	209		1.67		0.00		50
Year ended 3-31-2011	18.12	20.88	254		1.65		0.19		73
Class B Shares(3)
Year ended 3-31-2015	15.01	4.68	3		2.50		-1.17		106
Year ended 3-31-2014	16.10	19.87	4		2.58		-1.63		61
Year ended 3-31-2013	15.39	18.22	4		2.78		-0.97		52
Year ended 3-31-2012	13.48	-9.09	4		2.78		-1.09		50
Year ended 3-31-2011	16.66	19.43	6		2.85		-1.07		73
Class C Shares
Year ended 3-31-2015	15.74	5.02	18		2.21		-0.89		106
Year ended 3-31-2014	16.76	20.24	19		2.25		-1.30		61
Year ended 3-31-2013	15.94	18.74	16		2.35		-0.54		52
Year ended 3-31-2012	13.92	-8.80	16		2.40		-0.72		50
Year ended 3-31-2011	17.09	19.93	19		2.42		-0.57		73
Class E Shares(4)
Year ended 3-31-2015	17.93	6.08	—	*	1.21		0.14		106
Year ended 3-31-2014	18.76	21.56	—	*	1.21		-0.26		61
Year ended 3-31-2013	17.59	20.03	—	*	1.22		0.61		52
Year ended 3-31-2012	15.25	-7.68	—	*	1.23		0.44		50
Year ended 3-31-2011	18.43	21.33	—	*	1.24		0.61		73
Class I Shares
Year ended 3-31-2015	18.49	6.20	29		1.10		0.26		106
Year ended 3-31-2014	19.29	21.67	26		1.10		-0.15		61
Year ended 3-31-2013	18.03	20.17	19		1.11		0.72		52
Year ended 3-31-2012	15.61	-7.59	16		1.11		0.48		50
Year ended 3-31-2011	18.83	21.56	4		1.12		0.78		73
Class R Shares
Year ended 3-31-2015	17.44	5.57	2		1.70		-0.32		106
Year ended 3-31-2014	18.31	20.91	1		1.70		-0.78		61
Year ended 3-31-2013(5)	17.23	13.06	—	*	1.68	(6)	-0.44	(6)	52	(8)
Class R6 Shares
Year ended 3-31-2015(7)	18.56	8.17	3		0.96	(6)	0.70	(6)	106	(9)
Class Y Shares
Year ended 3-31-2015	18.12	5.93	10		1.36		-0.09		106
Year ended 3-31-2014	18.94	21.35	10		1.33		-0.39		61
Year ended 3-31-2013	17.74	19.85	7		1.41		0.05		52
Year ended 3-31-2012	15.38	-7.87	22		1.39		0.28		50
Year ended 3-31-2011	18.58	21.20	26		1.39		0.47		73

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	267

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY TAX-MANAGED EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$16.84	$(0.02)	$2.86	$2.84	$—	$(0.37)	$(0.37)
Year ended 3-31-2014	14.13	(0.05)	3.23	3.18	—	(0.47)	(0.47)
Year ended 3-31-2013	13.15	0.05	0.99	1.04	(0.06)	—	(0.06)
Year ended 3-31-2012	12.15	(0.03)	1.03	1.00	—	—	—
Year ended 3-31-2011	10.78	(0.10)	1.47	1.37	—	—	—
Class B Shares(4)
Year ended 3-31-2015	16.45	(0.14)	2.79	2.65	—	(0.37)	(0.37)
Year ended 3-31-2014	13.87	(0.14)	3.15	3.01	—	(0.43)	(0.43)
Year ended 3-31-2013	12.92	(0.03)	0.99	0.96	(0.01)	—	(0.01)
Year ended 3-31-2012	12.01	(0.10)	1.01	0.91	—	—	—
Year ended 3-31-2011	10.72	(0.17)	1.46	1.29	—	—	—
Class C Shares
Year ended 3-31-2015	16.42	(0.15)	2.79	2.64	—	(0.37)	(0.37)
Year ended 3-31-2014	13.85	(0.15)	3.15	3.00	—	(0.43)	(0.43)
Year ended 3-31-2013	12.91	(0.03)	0.97	0.94	—	—	—
Year ended 3-31-2012	12.01	(0.11)	1.01	0.90	—	—	—
Year ended 3-31-2011	10.72	(0.17)	1.46	1.29	—	—	—
Class I Shares
Year ended 3-31-2015	16.93	0.02	2.89	2.91	—	(0.37)	(0.37)
Year ended 3-31-2014	14.20	0.00	3.23	3.23	—	(0.50)	(0.50)
Year ended 3-31-2013	13.27	0.09	0.92	1.01	(0.08)	—	(0.08)
Year ended 3-31-2012	12.22	0.00	1.05	1.05	—	—	—
Year ended 3-31-2011	10.81	(0.08)	1.49	1.41	—	—	—
Class Y Shares
Year ended 3-31-2015	16.86	(0.03)	2.88	2.85	—	(0.37)	(0.37)
Year ended 3-31-2014	14.15	(0.04)	3.23	3.19	—	(0.48)	(0.48)
Year ended 3-31-2013	13.16	0.05	1.00	1.05	(0.06)	—	(0.06)
Year ended 3-31-2012	12.15	(0.02)	1.03	1.01	—	—	—
Year ended 3-31-2011	10.78	(0.10)	1.47	1.37	—	—	—

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

268	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$19.31	17.00%	$71	1.29%	-0.13%	—%	—%	36%
Year ended 3-31-2014	16.84	22.65	40	1.43	-0.30	—	—	32
Year ended 3-31-2013	14.13	7.91	24	1.14	0.34	1.63	-0.15	26
Year ended 3-31-2012	13.15	8.23	15	1.32	-0.27	1.97	-0.92	26
Year ended 3-31-2011	12.15	12.71	9	2.10	-0.93	2.75	-1.58	41
Class B Shares(4)
Year ended 3-31-2015	18.73	16.25	1	1.95	-0.82	—	—	36
Year ended 3-31-2014	16.45	21.80	1	2.06	-0.92	—	—	32
Year ended 3-31-2013	13.87	7.41	1	1.69	-0.22	2.19	-0.72	26
Year ended 3-31-2012	12.92	7.58	1	1.90	-0.85	2.55	-1.50	26
Year ended 3-31-2011	12.01	12.03	1	2.74	-1.56	3.39	-2.21	41
Class C Shares
Year ended 3-31-2015	18.69	16.21	2	2.01	-0.86	—	—	36
Year ended 3-31-2014	16.42	21.76	2	2.09	-0.96	—	—	32
Year ended 3-31-2013	13.85	7.28	1	1.76	-0.24	2.26	-0.74	26
Year ended 3-31-2012	12.91	7.49	1	1.97	-0.92	2.62	-1.57	26
Year ended 3-31-2011	12.01	12.03	1	2.75	-1.57	3.40	-2.22	41
Class I Shares
Year ended 3-31-2015	19.47	17.33	4	1.04	0.10	—	—	36
Year ended 3-31-2014	16.93	22.91	1	1.15	-0.02	—	—	32
Year ended 3-31-2013	14.20	7.70	1	0.80	0.68	1.30	0.18	26
Year ended 3-31-2012	13.27	8.59	1	1.02	0.03	1.67	-0.62	26
Year ended 3-31-2011	12.22	13.04	1	1.87	-0.70	2.52	-1.35	41
Class Y Shares
Year ended 3-31-2015	19.34	17.04	1	1.29	-0.16	—	—	36
Year ended 3-31-2014	16.86	22.56	1	1.41	-0.27	—	—	32
Year ended 3-31-2013	14.15	8.12	1	1.02	0.39	1.51	-0.10	26
Year ended 3-31-2012	13.16	8.31	1	1.25	-0.17	1.90	-0.82	26
Year ended 3-31-2011	12.15	12.71	1	2.09	-0.91	2.74	-1.56	41

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	269

FINANCIAL HIGHLIGHTS

Ivy Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2015	$23.82	$0.12	$1.25	$1.37	$(0.06)	$(1.73)	$(1.79)
Year ended 3-31-2014	20.30	0.07	4.42	4.49	(0.04)	(0.93)	(0.97)
Year ended 3-31-2013	17.57	0.15	2.73	2.88	(0.15)	— *	(0.15)
Year ended 3-31-2012	17.93	0.13	(0.19)	(0.06)	(0.12)	(0.18)	(0.30)
Year ended 3-31-2011	15.56	(0.02)	2.39	2.37	—	—	—
Class B Shares(4)
Year ended 3-31-2015	22.53	(0.10)	1.19	1.09	—	(1.58)	(1.58)
Year ended 3-31-2014	19.28	(0.12)	4.19	4.07	—	(0.82)	(0.82)
Year ended 3-31-2013	16.72	(0.03)	2.59	2.56	—	— *	— *
Year ended 3-31-2012	17.15	(0.07)	(0.18)	(0.25)	—	(0.18)	(0.18)
Year ended 3-31-2011	15.12	(0.25)	2.28	2.03	—	—	—
Class C Shares
Year ended 3-31-2015	23.18	(0.05)	1.22	1.17	—	(1.62)	(1.62)
Year ended 3-31-2014	19.80	(0.09)	4.31	4.22	—	(0.84)	(0.84)
Year ended 3-31-2013	17.16	0.02	2.67	2.69	(0.05)	— *	(0.05)
Year ended 3-31-2012	17.53	0.00	(0.17)	(0.17)	(0.02)	(0.18)	(0.20)
Year ended 3-31-2011	15.34	(0.14)	2.33	2.19	—	—	—
Class E Shares(5)
Year ended 3-31-2015	23.90	0.17	1.27	1.44	(0.10)	(1.75)	(1.85)
Year ended 3-31-2014	20.36	0.11	4.44	4.55	(0.09)	(0.92)	(1.01)
Year ended 3-31-2013	17.61	0.20	2.74	2.94	(0.19)	— *	(0.19)
Year ended 3-31-2012	18.03	0.18	(0.19)	(0.01)	(0.23)	(0.18)	(0.41)
Year ended 3-31-2011	15.60	0.04	2.39	2.43	—	—	—
Class I Shares
Year ended 3-31-2015	23.90	0.19	1.28	1.47	(0.11)	(1.76)	(1.87)
Year ended 3-31-2014	20.36	0.14	4.44	4.58	(0.11)	(0.93)	(1.04)
Year ended 3-31-2013	17.61	0.22	2.74	2.96	(0.21)	— *	(0.21)
Year ended 3-31-2012	18.05	0.21	(0.20)	0.01	(0.27)	(0.18)	(0.45)
Year ended 3-31-2011	15.60	0.08	2.37	2.45	—	—	—
Class R Shares
Year ended 3-31-2015	23.79	0.05	1.26	1.31	(0.01)	(1.72)	(1.73)
Year ended 3-31-2014	20.28	0.01	4.41	4.42	(0.01)	(0.90)	(0.91)
Year ended 3-31-2013(6)	18.17	0.04	2.07	2.11	—	—	—
Class R6 Shares
Year ended 3-31-2015(8)	24.96	0.18	0.25	0.43	(0.10)	(1.73)	(1.83)
Class Y Shares
Year ended 3-31-2015	23.86	0.14	1.26	1.40	(0.07)	(1.74)	(1.81)
Year ended 3-31-2014	20.33	0.09	4.43	4.52	(0.06)	(0.93)	(0.99)
Year ended 3-31-2013	17.59	0.17	2.75	2.92	(0.18)	— *	(0.18)
Year ended 3-31-2012	17.99	0.14	(0.17)	(0.03)	(0.19)	(0.18)	(0.37)
Year ended 3-31-2011	15.58	0.02	2.39	2.41	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund or Waddell & Reed Advisors Fund.

(5)	Class share is closed to investment.

(6)	For the period from December 19, 2012 (commencement of operations of the class) through March 31, 2013.

(7)	Annualized.

(8)	For the period from July 31, 2014 (commencement of operations of the class) through March 31, 2015.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2013.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2015.

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	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2015	$23.40	5.71%	$295		1.27%		0.48%		—%	—%	82%
Year ended 3-31-2014	23.82	22.44	248		1.31		0.30		—	—	58
Year ended 3-31-2013	20.30	16.59	156		1.43		0.82		—	—	57
Year ended 3-31-2012	17.57	-0.13	106		1.53		0.77		—	—	54
Year ended 3-31-2011	17.93	15.23	87		1.59		-0.12		1.66	-0.19	40
Class B Shares(4)
Year ended 3-31-2015	22.04	4.80	4		2.18		-0.43		—	—	82
Year ended 3-31-2014	22.53	21.35	6		2.17		-0.57		—	—	58
Year ended 3-31-2013	19.28	15.40	5		2.43		-0.16		—	—	57
Year ended 3-31-2012	16.72	-1.34	3		2.78		-0.47		—	—	54
Year ended 3-31-2011	17.15	13.43	3		3.12		-1.66		—	—	40
Class C Shares
Year ended 3-31-2015	22.73	5.00	22		1.97		-0.22		—	—	82
Year ended 3-31-2014	23.18	21.64	14		2.01		-0.41		—	—	58
Year ended 3-31-2013	19.80	15.77	9		2.13		0.12		—	—	57
Year ended 3-31-2012	17.16	-0.85	8		2.25		0.02		—	—	54
Year ended 3-31-2011	17.53	14.28	8		2.40		-0.92		—	—	40
Class E Shares(5)
Year ended 3-31-2015	23.49	5.98	—	*	1.05		0.70		—	—	82
Year ended 3-31-2014	23.90	22.73	—	*	1.09		0.51		—	—	58
Year ended 3-31-2013	20.36	16.93	—	*	1.14		1.11		—	—	57
Year ended 3-31-2012	17.61	0.26	—	*	1.18		1.08		—	—	54
Year ended 3-31-2011	18.03	15.58	—	*	1.24		0.22		—	—	40
Class I Shares
Year ended 3-31-2015	23.50	6.13	15		0.94		0.79		—	—	82
Year ended 3-31-2014	23.90	22.85	5		0.99		0.63		—	—	58
Year ended 3-31-2013	20.36	17.03	4		1.02		1.21		—	—	57
Year ended 3-31-2012	17.61	0.38	3		1.06		1.25		—	—	54
Year ended 3-31-2011	18.05	15.71	2		1.12		0.47		—	—	40
Class R Shares
Year ended 3-31-2015	23.37	5.45	—	*	1.54		0.21		—	—	82
Year ended 3-31-2014	23.79	22.13	1		1.57		0.03		—	—	58
Year ended 3-31-2013(6)	20.28	11.61	—	*	1.55	(7)	0.73	(7)	—	—	57	(9)
Class R6 Shares
Year ended 3-31-2015(8)	23.56	1.72	1		0.79	(7)	1.11	(7)	—	—	82	(10)
Class Y Shares
Year ended 3-31-2015	23.45	5.84	3		1.20		0.58		—	—	82
Year ended 3-31-2014	23.86	22.56	2		1.22		0.40		—	—	58
Year ended 3-31-2013	20.33	16.78	2		1.27		0.97		—	—	57
Year ended 3-31-2012	17.59	0.09	2		1.31		0.86		—	—	54
Year ended 3-31-2011	17.99	15.47	2		1.37		0.11		—	—	40

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	271

NOTES TO FINANCIAL STATMENTS

Ivy Funds MARCH 31, 2015

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund (formerly known as Ivy International Growth Fund), Ivy Global Income Allocation Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund (each, a “Fund”) are 25 series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A and Class C shares. Each Fund (excluding Ivy Mid Cap Income Opportunities Fund) offers Class B shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Class C shares are not available for direct investment in the Ivy Money Market Fund. Certain Funds may also offer Class E, Class I, Class R, Class R6 and/or Class Y shares. Class E shares are closed for all investments in the Ivy Emerging Markets Equity Fund, Ivy European Opportunities Fund, Ivy Global Growth Fund, Ivy Managed International Opportunities Fund, Ivy Small Cap Value Fund and Ivy Value Fund. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class R, Class R6 and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have a distribution and service plan. Class I shares and Class R6 shares are not included in the plan. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the year ended March 31, 2015, management believes that no liability for unrecognized tax positions is required. The Funds are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2010.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

272	ANNUAL REPORT	2015

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rate (“LIBOR”) rates or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result,

2015	ANNUAL REPORT	273

the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

New Rule Issuance. In July 2014, the SEC issued Final Rule Release No. 33-9616, Money Market Fund Reform; Amendments to Form PF, which amends the rules governing money market funds. The final amendments impose different implementation dates for the changes that certain money market funds will need to make. Management is currently evaluating the implication of these amendments and their impact of the Final Rule to the Funds’ financial statements and related disclosures.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and other assets are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon,

274	ANNUAL REPORT	2015

maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Investments in Ivy Money Market Fund and short-term securities with maturities of 60 days or less are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or assets are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities were sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a

2015	ANNUAL REPORT	275

benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE provided by an independent pricing service. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

276	ANNUAL REPORT	2015

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation for all Level 3 investments still held as of March 31, 2015, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

The Funds may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the

2015	ANNUAL REPORT	277

call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument. Additionally, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Swap Agreements. Certain Funds may invest in swap agreements.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. FASB Accounting Standards Update 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity that has financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The following tables present financial instruments subject to master netting agreements as of March 31, 2015:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy Cundill Global Value Fund
Unrealized appreciation on forward foreign currency contracts	$1,560	$—	$1,560	$—	$(842)	$—	$718

Ivy Emerging Markets Equity Fund
Investments in unaffiliated securities at value*	$1,381	$—	$1,381	$(1,215)	$—	$—	$166

Ivy European Opportunities Fund
Unrealized appreciation on forward foreign currency contracts	$473	$—	$473	$—	$(328)	$—	$145

Ivy Global Bond Fund
Unrealized appreciation on forward foreign currency contracts(1)	$67	$—	$67	$—	$—	$—	$67

278	ANNUAL REPORT	2015

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy Global Equity Income Fund
Unrealized appreciation on forward foreign currency contracts	$577	$—	$577	$(58)	$(308)	$—	$211

Ivy Global Growth Fund
Unrealized appreciation on forward foreign currency contracts	$317	$—	$317	$—	$—	$—	$317

Ivy Global Income Allocation Fund
Investments in unaffiliated securities at value*	$304	$—	$304	$(259)	$—	$—	$45
Unrealized appreciation on forward foreign currency contracts	381	—	381	(125)	—	—	256
Total	$685	$—	$685	$(384)	$—	$—	$301

Ivy High Income Fund
Unrealized appreciation on forward foreign currency contracts(1)	$3,031	$—	$3,031	$(2,237)	$—	$(610)	$184

*Purchased	options are reported as investments in unaffiliated securities on the Statement of Assets and Liabilities.

(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities sold receivable.

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy Emerging Markets Equity Fund
Written Options at value	$1,275	$—	$1,275	$(1,215)	$—	$—	$60
Unrealized depreciation on swap agreements	49	—	49	—	—	—	49
Total	$1,324	$—	$1,324	$(1,215)	$—	$—	$109

Ivy Global Equity Income Fund
Unrealized depreciation on forward foreign currency contracts	$58	$—	$58	$(58)	$—	$—	$—

Ivy Global Income Allocation Fund
Written Options at value	$350	$—	$350	$(259)	$—	$—	$91
Unrealized depreciation on forward foreign currency contracts	125	—	125	(125)	—	—	—
Total	$475	$—	$475	$(384)	$—	$—	$91

Ivy High Income Fund
Unrealized depreciation on forward foreign currency contracts(1)	$4,897	$—	$4,897	$(2,237)	$—	$(2,660)	$—

2015	ANNUAL REPORT	279

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy International Core Equity Fund
Unrealized depreciation on forward foreign currency contracts	$4,769	$—	$4,769	$—	$(4,448)	$—	$321

Ivy Mid Cap Growth Fund
Written Options at value	$2,030	$—	$2,030	$—	$(887)	$—	$1,143

Ivy Small Cap Growth Fund
Unrealized depreciation on swap agreements	$13	$—	$13	$—	$—	$—	$13

Ivy Value Fund
Written Options at value	$118	$—	$118	$—	$—	$—	$118

(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities sold receivable.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of March 31, 2015:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy Bond Fund	Interest rate		—	Unrealized depreciation on futures contracts*	$367
Ivy Cundill Global Value Fund	Foreign Currency	Unrealized appreciation on forward foreign currency contracts	$1,560		—
Ivy Dividend Opportunities Fund	Equity		—	Written options at value	52
Ivy Emerging Markets Equity Fund	Equity	Investments in unaffiliated securities at value**	1,476	Written options at value	1,335
	Equity		—	Unrealized depreciation on swap agreements	49
Ivy European Opportunities Fund	Foreign Currency	Unrealized appreciation on forward foreign currency contracts	473		—
Ivy Global Bond Fund	Foreign Currency	Unrealized appreciation on forward foreign currency contracts	65		—
	Interest rate	Unrealized depreciation on futures contracts*	166		—
Ivy Global Equity Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	577	Unrealized depreciation on forward foreign currency contracts	58
Ivy Global Growth Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	317		—
Ivy Global Income Allocation Fund	Equity	Investments in unaffiliated securities at value**	304	Written options at value	350
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	381	Unrealized depreciation on forward foreign currency contracts	125
Ivy High Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	933		—

280	ANNUAL REPORT	2015

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy International Core Equity Fund	Foreign currency		—	Unrealized depreciation on forward foreign currency contracts	$4,769
Ivy Mid Cap Growth Fund	Equity		—	Written options at value	2,030
Ivy Small Cap Growth Fund	Equity		—	Unrealized depreciation on swap agreements	13
Ivy Value Fund	Equity		—	Written options at value	425

*The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended March 31, 2015.

**Purchased options are reported as investments in unaffiliated securities and are reflected in the accompanying Schedule of Investments.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended March 31, 2015:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Bond Fund	Interest rate	$—	$—	$(2,287)	$—	$—	$(2,287)
Ivy Cundill Global Value Fund	Foreign currency	—	—	—	—	4,693	4,693
Ivy Emerging Markets Equity Fund	Equity	92	2,402	(726)	4,376	—	6,144
	Foreign currency	—	—	—	—	(106)	(106)
Ivy European Opportunities Fund	Foreign currency	—	—	—	—	8,237	8,237
Ivy Global Bond Fund	Interest rate	—	—	(237)	—	—	(237)
	Foreign currency	—	—	—	—	15	15
Ivy Global Equity Income Fund	Foreign currency	—	—	—	—	13,152	13,152
Ivy Global Growth Fund	Foreign currency	—	—	—	—	12,031	12,031
Ivy Global Income Allocation Fund	Equity	(80)	—	—	232	—	152
	Foreign currency	—	—	—	—	12,665	12,665
Ivy High Income Fund	Equity	—	(1)	—	—	—	(1)
	Foreign currency	—	—	—	—	33,918	33,918
Ivy International Core Equity Fund	Foreign currency	—	—	—	—	10,586	10,586
Ivy Limited-Term Bond Fund	Interest rate	—	—	(11,717)	—	—	(11,717)
Ivy Mid Cap Growth Fund	Equity	(20,653)	—	—	7,143	—	(13,510)
Ivy Small Cap Growth Fund	Equity	—	8,829	—	—	—	8,829
Ivy Small Cap Value Fund	Equity	—	—	—	61	—	61
Ivy Value Fund	Equity	—	—	—	934	—	934

* Purchased options are reported as investments in unaffiliated securities and are reflected in the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended March 31, 2015:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Bond Fund	Interest rate	$—	$—	$(318)	$—	$—	$(318)
Ivy Cundill Global Value Fund	Foreign currency	—	—	—	—	1,609	1,609
Ivy Dividend Opportunities Fund	Equity	—	—	—	57	—	57
Ivy Emerging Markets Equity Fund	Equity	(225)	518	—	(124)	—	169
	Foreign currency	—	—	—	—	(172)	(172)
Ivy European Opportunities Fund	Foreign currency	—	—	—	—	442	442
Ivy Global Bond Fund	Foreign currency	—	—	—	—	128	128
	Interest rate	—	—	166	—	—	166
Ivy Global Equity Income Fund	Foreign currency	—	—	—	—	726	726
Ivy Global Growth Fund	Foreign currency	—	—	—	—	124	124

2015	ANNUAL REPORT	281

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Global Income Allocation Fund	Equity	$(243)	$—	$—	$242	$—	$(1)
	Foreign currency	—	—	—	—	319	319
Ivy High Income Fund	Foreign currency	—	—	—	—	2,783	2,783
Ivy International Core Equity Fund	Foreign currency	—	—	—	—	(5,088)	(5,088)
Ivy Limited-Term Bond Fund	Interest rate	—	—	1,624	—	—	1,624
Ivy Mid Cap Growth Fund	Equity	(12)	—	—	(159)	—	(171)
Ivy Small Cap Growth Fund	Equity	—	(13)	—	—	—	(13)
Ivy Value Fund	Equity	—	—	—	(481)	—	(481)

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended March 31, 2015, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)	Written options(1)
Ivy Bond Fund	$—	$—	$28,922	$—	$—	$—
Ivy Cundill Global Value Fund	896	—	—	—	—	—
Ivy Dividend Opportunities Fund	—	—	—	—	—	4
Ivy Emerging Markets Equity Fund	24	—	2,395	4,778	1,507	1,323
Ivy European Opportunities Fund	362	—	—	—	—	—
Ivy Global Bond Fund	8	1,746	—	—	—	—
Ivy Global Equity Income Fund.	630	—	—	—	—	—
Ivy Global Growth Fund	548	—	—	—	—	—
Ivy Global Income Allocation Fund	578	—	—	—	74	62
Ivy High Income Fund	1,228	—	—	—	—	—
Ivy International Core Equity Fund	55	—	—	—	—	—
Ivy Limited-Term Bond Fund	—	—	200,656	—	—	—
Ivy Mid Cap Growth Fund	—	—	—	—	2,159	782
Ivy Small Cap Growth Fund	—	—	—	12,007	—	—
Ivy Small Cap Value	—	—	—	—	—	4
Ivy Value Fund	—	—	—	—	—	306

(1)	Average value outstanding during the period.

(2)	Average notional amount outstanding during the period.

The derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations and Notes to Schedule of Investments, serve as indicators of the volume of derivative activity for the Funds.

Objectives and Strategies

Ivy Bond Fund. The Fund’s objective in using derivatives during the period was to adjust the overall duration of the portfolio. To achieve this objective, the Fund primarily utilized Treasury futures contracts of varying lengths to either shorten or lengthen the duration of the Fund, as determined by the Fund’s subadvisor.

Ivy Cundill Global Value Fund. The Fund’s objective in using derivatives during the period was to hedge the exposure to foreign currencies of securities held in the Fund. To achieve this objective, the Fund utilized forward contracts.

Ivy Dividend Opportunities Fund. The Fund’s objective in using derivatives during the period was for defensive purposes. To achieve this objective, the Fund utilized written options on individual equity securities.

Ivy Emerging Markets Equity Fund. The Fund’s objectives in using derivatives during the period included managing the exposure to various foreign currencies, hedging certain event risks on positions held by the Fund and gaining exposure to certain individual securities that are not available for direct purchase. To manage foreign currency exposure, the Fund utilized forward contracts to either increase or decrease exposure to a given currency. To hedge event risk, the Fund utilized options, both written and purchased, on individual equity securities as well as futures contracts on foreign equity indices. To gain exposure to certain individual securities, the Fund utilized total return swaps.

Ivy European Opportunities Fund. The Fund’s objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Fund utilized forward contracts to either increase or decrease exposure to a given currency.

282	ANNUAL REPORT	2015

Ivy Global Bond Fund. The Fund’s objectives in using derivatives during the period were managing the exposure to various foreign currencies and mitigate the impact of rising interest rates. To manage the exposure to various currencies, the Fund utilized forward contracts to either hedge a position held by the Fund, to gain exposure to a currency where a foreign bond is not available, or to take a fundamental position long or short in a particular currency. To mitigate the impact of rising interest rates, the Fund utilized Treasury futures contracts.

Ivy Global Equity Income Fund. The Fund’s objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Fund utilized forward contracts to either increase or decrease exposure to a given currency.

Ivy Global Growth Fund. The Fund’s objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Fund utilized forward contracts to either increase or decrease exposure to a given currency.

Ivy Global Income Allocation Fund. The Fund’s objectives in using derivatives during the period were to manage the exposure to various foreign currencies and increase or decrease exposure to specific sectors. To manage the exposure to various foreign currencies, the Fund utilized forward contracts to either increase or decrease exposure to a given currency. To increase or decrease exposure to specific sectors, the Fund utilized purchased and written options on individual equity securities.

Ivy High Income Fund. The Fund’s objectives in using derivatives during the period were to hedge the exposure to foreign currencies of securities held in the Fund and hedging various instruments. To hedge foreign currency exposure, the Fund utilized forward contracts. To hedge various intruments, the Fund utilized total return swaps.

Ivy International Core Equity Fund. The Fund’s objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Fund utilized forward contracts to either increase or decrease exposure to a given currency.

Ivy Limited Term-Bond Fund. The Fund’s objective in using derivatives during the period was to adjust the overall duration of the portfolio. To achieve this objective, the Fund primarily utilized Treasury futures contracts of varying lengths to either shorten or lengthen the duration of the Fund.

Ivy Mid Cap Growth Fund. The Fund’s objectives in using derivatives during the period included gaining exposure to certain sectors, hedging certain event risks on positions held by the Fund and hedging market risk on equity securities. To achieve these objectives, the Fund utilized both written and purchased options, on either an index or on individual or baskets of equity securities.

Ivy Small Cap Growth Fund. The Fund’s objectives in using derivatives during the period included hedging market risk on equity securities and increasing exposure to various equity sectors and markets. To achieve these objectives, the Fund utilized total return swaps on individual equity securities owned by the Fund.

Ivy Small Cap Value Fund. The Fund’s objective in using derivatives during the period was to gain exposure to, or facilitate trading in, certain securities or market sectors.To achieve this objective, the Fund utilized written options on individual equity securities.

Ivy Value Fund. The Fund’s objectives in using derivatives during the period included generating additional income from written option premiums and gaining exposure to, or facilitate trading in, certain securities. To achieve these objectives, the Fund utilized written options on individual equity securities.

5.	WRITTEN OPTION ACTIVITY ($ amounts in thousands)

Transactions in written options were as follows:

Fund	Outstanding at 3-31-14	Options written	Options closed	Options exercised	Options expired	Outstanding at 3-31-15
Ivy Dividend Opportunities Fund
Number of Contracts	N/A	792	—	—	—	792
Premium Received	N/A	$109	$—	$—	$—	$109
Ivy Emerging Markets Equity Fund
Number of Contracts	3,485	98,898	(22,270)	(11,935)	(50,694)	17,484
Premium Received	$834	$7,933	$(1,530)	$(1,145)	$(4,308)	$1,784
Ivy Global Income Allocation Fund
Number of Contracts	N/A	9,280	(820)	—	(820)	7,640
Premium Received	N/A	$829	$(41)	$—	$(196)	$592
Ivy Mid Cap Growth Fund
Number of Contracts	9,181	143,498	(85,658)	(9,256)	(46,486)	11,279
Premium Received	$1,666	$11,482	$(4,132)	$(1,217)	$(5,760)	$2,039
Ivy Small Cap Value Fund
Number of Contracts	N/A	675	—	—	(675)	N/A
Premium Received	N/A	$61	$—	$—	$(61)	N/A
Ivy Value Fund
Number of Contracts	1,923	21,797	(4,063)	(2,659)	(7,289)	9,709
Premium Received	$961	$1,755	$(660)	$(921)	$(858)	$277

2015	ANNUAL REPORT	283

6.	BASIS FOR CONSOLIDATION OF THE IVY EMERGING MARKETS EQUITY FUND

Ivy EME, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Ivy Emerging Markets Equity Fund (referred to as “the Fund” in this subsection). The Subsidiary acts as an investment vehicle for the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its Subsidiary. The consolidated financial statements include the accounts of the Fund and its Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2015 of the Subsidiary to the Fund (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	Percentage of Fund Net Assets
Ivy EME, Ltd.	1-31-13	4-10-13	$611,949	$11,597	1.90%

7.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M – Millions)	$0 to $250M	$250 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	Over $6,000M
Ivy Bond Fund	0.525%	0.525%	0.500%	0.450%	0.400%	0.400%	0.400%	0.400%	0.400%
Ivy Core Equity Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.525	0.500
Ivy Cundill Global Value Fund	1.000	1.000	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Ivy Dividend Opportunities Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.550	0.550
Ivy Emerging Markets Equity Fund	1.000	1.000	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Ivy European Opportunities Fund	0.900	0.850	0.750	0.750	0.750	0.750	0.750	0.750	0.750
Ivy Global Bond Fund	0.625	0.625	0.600	0.550	0.500	0.500	0.500	0.500	0.500
Ivy Global Equity Income Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.550	0.550
Ivy Global Growth Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.700	0.700	0.700
Ivy Global Income Allocation Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.550	0.550
Ivy High Income Fund	0.625	0.625	0.600	0.550	0.500	0.500	0.500	0.500	0.500
Ivy International Core Equity Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.700	0.700	0.700
Ivy Large Cap Growth Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.550	0.550
Ivy Limited-Term Bond Fund	0.500	0.500	0.450	0.400	0.350	0.350	0.350	0.350	0.350
Ivy Managed International Opportunities Fund	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050
Ivy Micro Cap Growth Fund	0.950	0.950	0.950	0.930	0.930	0.900	0.860	0.860	0.860
Ivy Mid Cap Growth Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Ivy Mid Cap Income Opportunities Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Ivy Money Market Fund	0.400	0.400	0.400	0.400	0.400	0.400	0.400	0.400	0.400
Ivy Municipal Bond Fund	0.525	0.525	0.500	0.450	0.400	0.400	0.400	0.400	0.400
Ivy Municipal High Income Fund	0.525	0.525	0.500	0.450	0.400	0.400	0.400	0.400	0.400
Ivy Small Cap Growth Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Ivy Small Cap Value Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Ivy Tax-Managed Equity Fund	0.650	0.650	0.650	0.600	0.600	0.550	0.500	0.500	0.500
Ivy Value Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.550	0.550
For the period from May 18, 2009 to September 30, 2016, IICO voluntarily agreed to reduce the management fee paid to 0.485%, on an annual basis, of net assets for any day that Ivy Municipal High Income Fund’s net assets are below $500 million.

For Funds managed solely by IICO, IICO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers below for amounts waived during the year ended March 31, 2015.

IICO has entered into Subadvisory Agreements with the following entities on behalf of certain Funds:

Under an agreement between IICO and Mackenzie Financial Corporation (“Mackenzie”), Mackenzie serves as subadviser to Ivy Cundill Global Value Fund. Under an agreement between IICO and Wall Street Associates, Wall Street Associates serves as subadviser to Ivy Micro Cap Growth Fund. Under an agreement between IICO and Advantus Capital Management, Inc. (“Advantus”), Advantus serves as subadviser to Ivy Bond Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

284	ANNUAL REPORT	2015

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund, other than Ivy Managed International Opportunities Fund, pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Under the Accounting and Administrative Services Agreement for the Ivy Managed International Opportunities Fund, the Fund pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.000	$5.748	$11.550	$17.748	$24.198	$31.602	$41.250	$48.150	$60.798	$74.250

In addition, for each class of shares in excess of one, the Ivy Managed International Opportunities Fund pays WISC a monthly per-class fee equal to 1.25% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds) reaches certain levels. Ivy Money Market Fund pays a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. Ivy Limited-Term Bond Fund Class A, which also has check writing privileges, pays $0.75 for each shareholder check processed in the prior month. Effective June 6, 2011 for Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. Prior to June 6, 2011 the fee was 0.20 of 1%. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class R6 shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. If the aggregate annual rate of the WISC transfer agent fee and the costs charged by the financial services companies exceeds $18.00 per account for a Fund, WISC will reimburse the Fund the amount in excess of $18.00.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee, based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund, other than Ivy Money Market Fund, may pay a distribution and/or service fee to Ivy Funds Distributors, Inc. (“IFDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IFDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IFDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IFDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IFDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

2015	ANNUAL REPORT	285

Offering costs. The Funds bear all costs associated with the offering expenses of the Fund including legal, printing and support services. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

Sales Charges. As principal underwriter for the Trust’s shares, IFDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IFDI. During the year ended March 31, 2015, IFDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC						Commissions Paid(1)
		Class A		Class B	Class C		Class E
Ivy Bond Fund	$318	$1		$12	$2		$—	$298
Ivy Core Equity Fund	586	2		9	11		—	577
Ivy Cundill Global Value Fund	136	1		2	1		—	125
Ivy Dividend Opportunities Fund	241	2		15	3		—	199
Ivy Emerging Markets Equity Fund	319	1		13	4		—	322
Ivy European Opportunities Fund	83	—	*	1	—	*	—	76
Ivy Global Bond Fund	74	—	*	13	2		N/A	125
Ivy Global Equity Income Fund	157	—	*	1	1		N/A	152
Ivy Global Growth Fund	127	3		2	1		—	130
Ivy Global Income Allocation Fund	352	3		7	6		—	294
Ivy High Income Fund	1,977	63		286	371		—	4,151
Ivy International Core Equity Fund	722	14		12	20		—	1,045
Ivy Large Cap Growth Fund	526	4		7	4		—	530
Ivy Limited-Term Bond Fund	1,289	65		44	13		—	1,266
Ivy Managed International Opportunities Fund	123	—	*	3	—	*	—	105
Ivy Micro Cap Growth Fund	264	2		1	6		N/A	242
Ivy Mid Cap Growth Fund	518	4		33	38		—	883
Ivy Mid Cap Income Opportunities Fund	57	—	*	N/A	—	*	—	54
Ivy Money Market Fund	—	4		20	12		—	2
Ivy Municipal Bond Fund	69	2		11	3		N/A	75
Ivy Municipal High Income Fund	267	8		25	28		N/A	512
Ivy Small Cap Growth Fund	352	28		10	11		—	386
Ivy Small Cap Value Fund	144	—	*	3	1		—	147
Ivy Tax-Managed Equity Fund	55	1		1	—	*	N/A	55
Ivy Value Fund	138	16		3	2		—	129

*	Not shown due to rounding.

(1)	IFDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. Fund and class expense limitations and related waivers/reimbursements for the year ended March 31, 2015 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement	Expense Reduced
Ivy Bond Fund	Class E	Contractual	1-31-2011	7-31-2015	1.14%	$8	12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—	N/A
Ivy Core Equity Fund	Class A	Contractual	1-11-2013	7-31-2015	1.15%	$133	12b-1 Fees and/ or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2015	1.35%	$7	12b-1 Fees and/ or Shareholder Servicing
	Class I	Contractual	1-11-2013	7-31-2015	0.84%	$134	Shareholder Servicing
	Class Y	Contractual	1-11-2013	7-31-2015	0.84%	$263	12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—	N/A

286	ANNUAL REPORT	2015

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Cundill Global Value Fund	All Classes	Contractual	12-3-2012	7-31-2015	N/A	$508	(1)	Investment Management Fee
	Class E	Contractual	8-1-2008	7-31-2015	1.59%	$3		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Dividend Opportunities Fund	Class E	Contractual	8-1-2008	7-31-2015	1.37%	$10		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Emerging Markets Equity Fund	Class A	Contractual	3-17-2014	7-30-2016	1.50%	$788		12b-1 Fees and/ or Shareholder Servicing
	Class B	Contractual	3-17-2014	7-30-2016	2.50%	$17		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	3-17-2014	7-31-2015	Not to exceed Class A	$4		12b-1 Fees and/ or Shareholder Servicing
Ivy European Opportunities Fund	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Global Bond Fund	Class A	Contractual	6-2-2008	7-31-2015	0.99%	$444		12b-1 Fees and/ or Shareholder Servicing
	Class B	Contractual	6-2-2008	7-31-2015	1.74%	$20		12b-1 Fees and/ or Shareholder Servicing
	Class C	Contractual	6-2-2008	7-31-2015	1.74%	$44		12b-1 Fees and/ or Shareholder Servicing
	Class I	Contractual	6-2-2008	7-31-2015	0.74%	$79		Shareholder Servicing
	Class Y	Contractual	6-2-2008	7-31-2015	0.99%	$10		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Global Equity Income Fund	Class A	Contractual	6-4-2012	7-31-2015	1.30%	$180		12b-1 Fees and/ or Shareholder Servicing
	Class I	Contractual	6-4-2012	7-31-2015	0.94%	$7		Shareholder Servicing
	Class Y	Contractual	6-4-2012	7-31-2015	1.19%	$2		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	6-4-2012	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Global Growth Fund	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Global Income Allocation Fund	Class E	Contractual	6-4-2012	7-31-2015	1.33%	$8		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	6-4-2012	7-31-2015	1.17%	$—	*	12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A

2015	ANNUAL REPORT	287

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy High Income Fund	Class E	Contractual	8-1-2008	7-31-2015	1.36%	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$142		12b-1 Fees and/ or Shareholder Servicing
Ivy International Core Equity Fund	Class E	Contractual	8-1-2008	7-31-2015	1.53%	$10		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Large Cap Growth Fund	Class A	Contractual	6-1-2006	7-31-2015	1.15%	$213		12b-1 Fees and/ or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2015	1.15%	$19		12b-1 Fees and/ or Shareholder Servicing
	Class I	Contractual	6-13-2011	7-31-2015	0.88%	$—		N/A
	Class Y	Contractual	6-1-2006	7-31-2015	1.06%	$80		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Limited-Term Bond Fund	Class E	Contractual	8-1-2010	7-31-2015	1.00%	$1		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$2		12b-1 Fees and/ or Shareholder Servicing
Ivy Managed International Opportunities Fund	Class A	Contractual	3-17-2014	7-31-2016	0.49%	$—		N/A
	Class B	Contractual	3-17-2014	7-31-2016	1.40%	$—		N/A
	Class C	Contractual	3-17-2014	7-31-2016	1.29%	$—		N/A
	Class E	Contractual	3-17-2014	7-31-2016	0.39%	$—		N/A
	Class I	Contractual	3-17-2014	7-31-2016	0.16%	$—	*	Shareholder Servicing
	Class R	Contractual	3-17-2014	7-31-2016	0.72%	$—		N/A
	Class Y	Contractual	3-17-2014	7-31-2016	0.38%	$2		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	3-17-2014	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Micro Cap Growth Fund	Class Y	Contractual	8-1-2011	7-31-2014	Not to exceed Class A	$—		N/A
Ivy Mid Cap Growth Fund	Class A	Contractual	8-1-2014	7-31-2015	1.31%	$115		12b-1 Fees and/ or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2015	1.60%	$2		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A

288	ANNUAL REPORT	2015

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Mid Cap Income Opportunities Fund	All Classes	Contractual	10-1-2014	7-31-2016	N/A	$28	(2)	Investment Management Fee
	Class A	Contractual	10-1-2014	7-31-2016	1.35%	$16		12b-1 Fees and/ or Shareholder Servicing
	Class C	Contractual	10-1-2014	7-31-2016	2.07%	$1		12b-1 Fees and/ or Shareholder Servicing
	Class E	Contractual	10-1-2014	7-31-2016	1.30%	$—	*	12b-1 Fees and/ or Shareholder Servicing
	Class I	Contractual	10-1-2014	7-31-2016	1.05%	$6		Shareholder Servicing
	Class R	Contractual	10-1-2014	7-31-2016	1.80%	$—	*	12b-1 Fees and/ or Shareholder Servicing
	Class R6	Contractual	10-1-2014	7-31-2016	1.05%	$—	*	Shareholder Servicing
	Class Y	Contractual	10-1-2014	7-31-2016	1.35%	$2		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	10-1-2014	7-31-2016	Not to exceed Class A	$—		N/A
Ivy Money Market Fund	Class A	Voluntary	N/A	N/A	To maintain minimum yield(3)	$643		12b-1 Fees and/ or Shareholder Servicing
	Class B	Voluntary	N/A	N/A	To maintain minimum yield(3)	$83		12b-1 Fees and/ or Shareholder Servicing
	Class C	Voluntary	N/A	N/A	To maintain minimum yield(3)	$525		12b-1 Fees and/ or Shareholder Servicing
	Class E	Voluntary	N/A	N/A	To maintain minimum yield(3)	$30		12b-1 Fees and/ or Shareholder Servicing
Ivy Municipal Bond Fund	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—	*	12b-1 Fees and/ or Shareholder Servicing
Ivy Municipal High Income Fund	All Classes	Voluntary	N/A	N/A	Reduction of Investment Management Fee	$200		Investment Management Fee
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$18		12b-1 Fees and/ or Shareholder Servicing
Ivy Small Cap Growth Fund	Class E	Contractual	8-1-2008	7-31-2015	1.56%	$12		12b-1 Fees and/ or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Small Cap Value Fund	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Tax-Managed Equity Fund	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A
Ivy Value Fund	Class Y	Contractual	8-1-2011	7-31-2015	Not to exceed Class A	$—		N/A

*Not	shown due to rounding.

(1)	The Fund’s management fee is being reduced by 0.14% of average daily net assets.

(2)	Due to Class A, Class C, Class E, Class I, Class R, Class R6, and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(3)	Minimum yield was 0.02% throughout the period of this report.

2015	ANNUAL REPORT	289

Any amounts due to the Funds as a reimbursement but not paid as of March 31, 2015 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

8.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and Invested Portfolios; referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2015.

9.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended March 31, 2015 follows:

	3-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	3-31-15 Share Balance	3-31-15 Value
Ivy High Income Fund
Maritime Finance Co. Ltd.	1,750	$—	$—	$—	$1,475	1,750	$30,730
Ivy Municipal High Income Fund
1155 Island Avenue LLC	N/A	$1,074	$—	$—	$—	6,578	$1,250

	3-31-14 Principal Balance				Interest Received	3-31-15 Principal Balance
1155 Island Avenue LLC, 10.000%, 12-11-24	N/A	$2,549	—	—	$73	2,960	$2,963

	3-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	3-31-15 Share Balance	3-31-15 Value
Ivy Managed International Opportunities Fund
Ivy Emerging Markets Equity Fund, Class I	6,838	$1,815	$15,763	$1,559	$1,051	5,869	$96,552
Ivy European Opportunities Fund, Class I	884	711	3,247	1,084	520	761	22,369
Ivy Global Growth Fund, Class I	1,293	1,130	8,460	794	156	1,114	48,170
Ivy Global Income Allocation Fund, Class I	1,704	1,232	4,314	17	1,041	1,507	23,421
Ivy International Core Equity Fund, Class I	2,814	5,663	8,637	3,434	1,871	2,682	48,255

				$6,888	$4,639		$238,767

(1)	Included in Realized Gain/Loss, if applicable, are distributions from capital gains from underlying securities.

10.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended March 31, 2015, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Bond Fund	$972,941	$342,612	$922,029	$280,936
Ivy Core Equity Fund	—	832,648	—	657,078
Ivy Cundill Global Value Fund	—	106,992	—	83,899
Ivy Dividend Opportunities Fund	—	187,060	—	205,496
Ivy Emerging Markets Equity Fund	—	646,257	—	799,669
Ivy European Opportunities Fund	—	328,233	—	332,597
Ivy Global Bond Fund	14,981	66,486	10,881	62,474
Ivy Global Equity Income Fund	—	423,969	—	341,809
Ivy Global Growth Fund	—	364,574	—	281,051
Ivy Global Income Allocation Fund	—	647,388	—	446,290
Ivy High Income Fund	—	4,184,739	—	7,182,276
Ivy International Core Equity Fund	—	3,492,973	—	2,233,817
Ivy Large Cap Growth Fund	—	542,682	—	602,907
Ivy Limited-Term Bond Fund	54,649	574,098	104,463	528,302
Ivy Managed International Opportunities Fund	—	10,551	—	43,306
Ivy Micro Cap Growth Fund	—	107,809	—	117,788

290	ANNUAL REPORT	2015

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Mid Cap Growth Fund	$—	$1,698,951	$—	$1,875,873
Ivy Mid Cap Income Opportunities Fund	—	65,707	—	4,857
Ivy Money Market Fund	—	—	—	—
Ivy Municipal Bond Fund	—	29,388	—	10,785
Ivy Municipal High Income Fund	—	106,444	—	116,994
Ivy Small Cap Growth Fund	—	463,334	—	597,796
Ivy Small Cap Value Fund	—	302,688	—	303,734
Ivy Tax-Managed Equity Fund	—	41,537	—	20,586
Ivy Value Fund	—	314,444	—	250,511

11.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Bond Fund				Ivy Core Equity Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	28,922	$307,839	25,007	$261,119	18,511	$266,897	16,060	$213,280
Class B	175	1,860	146	1,521	208	2,579	241	2,779
Class C	1,539	16,374	486	5,084	3,240	41,788	2,256	26,789
Class E	69	734	45	469	204	2,936	142	1,876
Class I	624	6,644	305	3,180	12,325	197,611	12,308	178,464
Class R	8	86	24	257	62	916	121	1,623
Class R6	158	1,680	N/A	N/A	293	4,717	N/A	N/A
Class Y	256	2,730	210	2,190	3,244	49,873	2,898	40,258
Shares issued in reinvestment of distributions to shareholders:
Class A	1,372	14,619	1,361	14,205	3,019	41,836	1,903	25,267
Class B	8	87	14	146	63	759	51	602
Class C	29	312	47	488	850	10,497	602	7,213
Class E	8	85	11	113	45	617	26	344
Class I	11	113	10	109	885	13,448	368	5,322
Class R	— *	— *	—	—	7	103	1	13
Class R6	2	18	N/A	N/A	15	235	N/A	N/A
Class Y	6	63	7	77	348	5,153	168	2,376
Shares redeemed:
Class A	(19,535)	(208,063)	(24,512)	(254,990)	(14,341)	(208,572)	(8,719)	(116,113)
Class B	(261)	(2,777)	(534)	(5,538)	(236)	(2,958)	(324)	(3,768)
Class C	(1,036)	(11,033)	(2,135)	(22,232)	(2,840)	(36,535)	(1,902)	(22,976)
Class E	(67)	(716)	(145)	(1,503)	(62)	(903)	(29)	(385)
Class I	(367)	(3,909)	(432)	(4,489)	(8,295)	(132,888)	(7,227)	(105,739)
Class R	— *	—	(23)	(252)	(31)	(445)	(24)	(306)
Class R6	(28)	(296)	N/A	N/A	(48)	(743)	N/A	N/A
Class Y	(256)	(2,722)	(410)	(4,322)	(1,274)	(19,459)	(657)	(9,285)
Net increase (decrease)	11,637	$123,728	(518)	$(4,368)	16,192	$237,462	18,263	$247,634

	Ivy Cundill Global Value Fund				Ivy Dividend Opportunities Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	4,533	$79,789	8,797	$149,096	4,757	$97,124	4,902	$91,270
Class B	7	109	58	915	59	1,186	111	1,994
Class C	216	3,523	202	3,297	725	14,494	432	7,886
Class E	20	364	16	273	54	1,093	27	492
Class I	379	6,891	163	2,843	1,797	38,196	2,574	48,752
Class R	— *	8	19	297	—	—	16	287
Class R6	118	2,213	N/A	N/A	25	515	N/A	N/A
Class Y	35	618	493	8,174	75	1,521	114	2,104

2015	ANNUAL REPORT	291

	Ivy Cundill Global Value Fund				Ivy Dividend Opportunities Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued in reinvestment of distributions to shareholders:
Class A	—	$—	9	$166	1,727	$33,227	328	$6,206
Class B	—	—	— *	— *	54	1,024	10	183
Class C	—	—	—	—	237	4,495	37	692
Class E	—	—	— *	3	28	530	5	96
Class I	—	—	2	27	61	1,179	10	181
Class R	—	—	— *	— *	—	—	—	—
Class R6	—	—	N/A	N/A	1	21	N/A	N/A
Class Y	—	—	1	11	56	1,088	13	249
Shares redeemed:
Class A	(5,568)	(96,602)	(3,723)	(62,583)	(4,410)	(90,071)	(5,166)	(96,206)
Class B	(111)	(1,809)	(238)	(3,719)	(132)	(2,618)	(158)	(2,921)
Class C	(421)	(6,849)	(285)	(4,600)	(461)	(9,220)	(428)	(7,940)
Class E	(20)	(363)	(4)	(71)	(26)	(533)	(27)	(508)
Class I	(475)	(8,447)	(80)	(1,403)	(1,640)	(34,928)	(2,489)	(47,169)
Class R	—	—	(18)	(293)	—	—	(16)	(283)
Class R6	(39)	(667)	N/A	N/A	(3)	(54)	N/A	N/A
Class Y	(112)	(1,937)	(494)	(8,777)	(161)	(3,271)	(309)	(5,718)
Net increase (decrease)	(1,438)	$(23,159)	4,918	$83,656	2,823	$54,998	(14)	$(353)

	Ivy Emerging Markets Equity Fund				Ivy European Opportunities Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	5,032	$78,482	6,390	$90,567	1,289	$37,351	1,477	$40,365
Class B	13	166	38	447	7	177	10	251
Class C	224	3,064	116	1,454	71	1,937	67	1,769
Class E	—	—	— *	1	—	—	—	—
Class I	818	13,262	934	13,846	169	4,986	113	3,178
Class R	14	216	19	283	— *	4	11	275
Class R6	451	7,576	N/A	N/A	78	2,295	N/A	N/A
Class Y	124	2,011	133	1,925	418	12,041	96	2,794
Shares issued in connection with merger of Ivy Asset Strategy New Opportunities Fund:
Class A	N/A	N/A	9,872	147,434	N/A	N/A	N/A	N/A
Class B	N/A	N/A	339	4,265	N/A	N/A	N/A	N/A
Class C	N/A	N/A	2,518	33,024	N/A	N/A	N/A	N/A
Class E	N/A	N/A	7	109	N/A	N/A	N/A	N/A
Class I	N/A	N/A	1,810	27,713	N/A	N/A	N/A	N/A
Class R	N/A	N/A	41	609	N/A	N/A	N/A	N/A
Class R6	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	429	6,524	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	217	3,297	152	2,284	89	2,467	16	434
Class B	—	—	— *	— *	— *	5	—	—
Class C	3	35	1	14	3	76	—	—
Class E	— *	1	— *	1	— *	2	— *	1
Class I	81	1,259	89	1,380	21	570	11	302
Class R	— *	1	—	—	— *	—	— *	— *
Class R6	3	56	N/A	N/A	1	34	N/A	N/A
Class Y	5	81	2	34	1	27	— *	13

292	ANNUAL REPORT	2015

	Ivy Emerging Markets Equity Fund				Ivy European Opportunities Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares redeemed:
Class A	(13,724)	$(213,816)	(16,193)	$(229,145)	(1,747)	$(50,218)	(2,522)	$(67,978)
Class B	(262)	(3,414)	(317)	(3,723)	(38)	(1,016)	(66)	(1,639)
Class C	(1,072)	(14,622)	(598)	(7,504)	(106)	(2,887)	(73)	(1,864)
Class E	—	—	—	—	—	—	—	—
Class I	(2,780)	(44,731)	(4,165)	(62,531)	(282)	(8,220)	(576)	(16,600)
Class R	(3)	(46)	(24)	(357)	— *	—	(10)	(267)
Class R6	(67)	(1,065)	N/A	N/A	(18)	(522)	N/A	N/A
Class Y	(238)	(3,758)	(169)	(2,477)	(433)	(12,168)	(70)	(1,992)
Net increase (decrease)	(11,161)	$(171,945)	1,424	$26,177	(477)	$(13,059)	(1,516)	$(40,958)

	Ivy Global Bond Fund				Ivy Global Equity Income Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	6,962	$69,534	9,348	$93,944	8,630	$114,528	11,870	$149,251
Class B	89	898	186	1,880	138	1,879	235	2,950
Class C	1,115	11,202	882	8,922	1,108	14,959	1,457	18,759
Class I	2,612	26,274	3,945	39,715	2,872	39,292	3,828	49,428
Class R	23	224	34	348	— *	2	22	279
Class R6	32	319	N/A	N/A	116	1,558	N/A	N/A
Class Y	353	3,535	511	5,135	662	9,104	1,247	16,104
Shares issued in reinvestment of distributions to shareholders:
Class A	569	5,640	564	5,653	865	11,307	447	5,595
Class B	12	114	14	137	2	22	1	13
Class C	65	648	90	906	16	204	5	61
Class I	155	1,534	162	1,627	20	258	6	82
Class R	— *	5	— *	1	— *	— *	—	—
Class R6	— *	1	N/A	N/A	4	49	N/A	N/A
Class Y	24	243	17	172	1	18	— *	1
Shares redeemed:
Class A	(7,768)	(76,932)	(8,360)	(83,852)	(4,338)	(57,955)	(3,457)	(44,273)
Class B	(181)	(1,779)	(269)	(2,687)	(137)	(1,871)	(213)	(2,682)
Class C	(1,294)	(12,766)	(1,909)	(19,145)	(728)	(9,939)	(1,250)	(16,116)
Class I	(2,932)	(28,856)	(4,105)	(41,108)	(2,380)	(32,434)	(3,708)	(47,897)
Class R	(6)	(59)	(25)	(257)	— *	(1)	(22)	(275)
Class R6	(2)	(21)	N/A	N/A	(24)	(305)	N/A	N/A
Class Y	(591)	(5,716)	(304)	(3,052)	(638)	(8,776)	(1,228)	(15,857)
Net increase (decrease)	(763)	$(5,958)	781	$8,339	6,189	$81,899	9,240	$115,423

	Ivy Global Growth Fund				Ivy Global Income Allocation Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	3,159	$131,190	4,165	$159,327	17,412	$270,113	16,886	$253,566
Class B	28	1,044	42	1,369	39	596	73	1,077
Class C	118	4,366	113	3,940	3,007	45,764	621	9,166
Class E	3	128	—	— *	30	461	24	367
Class I	662	27,895	549	22,161	3,490	55,050	1,067	16,325
Class R	31	1,309	12	471	— *	8	18	271
Class R6	66	2,804	N/A	N/A	124	1,979	N/A	N/A
Class Y	239	10,043	39	1,528	79	1,233	136	2,049

2015	ANNUAL REPORT	293

	Ivy Global Growth Fund				Ivy Global Income Allocation Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued in reinvestment of distributions to shareholders:
Class A	118	$4,771	84	$3,286	1,416	$21,836	1,051	$15,582
Class B	1	50	1	18	10	160	12	175
Class C	9	327	3	117	77	1,170	54	794
Class E	— *	2	— *	2	7	103	6	93
Class I	25	1,035	18	709	137	2,128	80	1,196
Class R	— *	7	— *	1	—	—	—	—
Class R6	1	33	N/A	N/A	3	43	N/A	N/A
Class Y	4	148	3	132	11	182	16	233
Shares redeemed:
Class A	(1,970)	(82,044)	(1,550)	(59,317)	(8,082)	(124,566)	(7,070)	(106,163)
Class B	(58)	(2,158)	(37)	(1,274)	(113)	(1,719)	(132)	(1,960)
Class C	(184)	(6,833)	(112)	(3,798)	(1,633)	(24,314)	(546)	(8,107)
Class E	(3)	(128)	—	—	(24)	(365)	(15)	(229)
Class I	(483)	(20,301)	(318)	(12,211)	(3,053)	(46,649)	(684)	(10,279)
Class R	(21)	(868)	(7)	(275)	—	—	(17)	(267)
Class R6	(8)	(335)	N/A	N/A	(12)	(191)	N/A	N/A
Class Y	(257)	(10,614)	(143)	(5,367)	(365)	(5,538)	(67)	(1,008)
Net increase	1,480	$61,871	2,862	$110,819	12,560	$197,484	11,513	$172,881

	Ivy High Income Fund				Ivy International Core Equity Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	119,706	$1,020,573	233,788	$2,032,610	31,768	$594,509	22,847	$403,209
Class B	512	4,338	3,488	30,336	206	3,601	91	1,456
Class C	49,207	419,101	80,935	703,799	4,549	75,594	1,411	22,922
Class E	246	2,081	348	3,026	59	1,125	38	681
Class I	244,300	2,083,688	307,838	2,673,616	40,214	745,987	13,145	236,118
Class R	4,369	37,218	3,402	29,609	787	14,630	249	4,568
Class R6	1,744	14,314	N/A	N/A	1,246	22,559	N/A	N/A
Class Y	53,561	453,614	90,452	785,950	24,856	443,115	2,124	38,191
Shares issued in reinvestment of distributions to shareholders:
Class A	31,348	262,970	30,064	260,999	7,185	123,144	934	16,834
Class B	1,058	8,843	1,075	9,329	86	1,314	9	154
Class C	13,254	110,843	11,489	99,724	807	12,400	81	1,323
Class E	98	821	83	717	29	491	4	75
Class I	24,864	208,715	22,197	192,720	5,379	92,632	766	13,882
Class R	460	3,820	84	728	67	1,152	2	30
Class R6	44	362	N/A	N/A	32	549	N/A	N/A
Class Y	7,759	65,171	7,456	64,736	1,352	23,330	151	2,743
Shares redeemed:
Class A	(264,430)	(2,248,615)	(142,396)	(1,235,658)	(15,561)	(292,844)	(13,179)	(232,015)
Class B	(3,968)	(33,430)	(3,176)	(27,550)	(229)	(3,868)	(191)	(3,029)
Class C	(81,869)	(686,963)	(45,002)	(390,707)	(1,663)	(27,663)	(1,424)	(22,536)
Class E	(256)	(2,140)	(199)	(1,728)	(38)	(717)	(20)	(359)
Class I	(423,122)	(3,591,356)	(152,154)	(1,321,278)	(12,568)	(233,911)	(7,663)	(136,958)
Class R	(1,096)	(9,133)	(78)	(680)	(47)	(895)	(17)	(288)
Class R6	(164)	(1,339)	N/A	N/A	(114)	(2,055)	N/A	N/A
Class Y	(98,822)	(831,671)	(64,624)	(560,132)	(4,990)	(90,620)	(3,484)	(60,187)
Net increase (decrease)	(321,196)	$(2,708,175)	385,070	$3,350,166	83,412	$1,503,559	15,874	$286,814

294	ANNUAL REPORT	2015

	Ivy Large Cap Growth Fund				Ivy Limited-Term Bond Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	16,050	$298,906	15,807	$273,530	59,088	$644,415	82,065	$901,644
Class B	191	3,008	117	1,753	138	1,505	412	4,520
Class C	1,210	19,851	675	10,432	6,422	69,944	3,956	43,684
Class E	104	1,963	57	980	133	1,458	120	1,316
Class I	11,595	226,691	1,736	30,510	3,975	43,361	4,475	49,521
Class R	363	6,649	311	5,252	49	532	24	276
Class R6	316	6,224	N/A	N/A	394	4,298	N/A	N/A
Class Y	1,328	24,969	850	14,846	472	5,155	857	9,458
Shares issued in reinvestment of distributions to shareholders:
Class A	3,719	67,420	6,486	109,684	1,887	20,589	2,301	25,236
Class B	51	757	83	1,184	7	76	18	194
Class C	317	5,029	469	7,061	61	671	152	1,664
Class E	32	578	43	729	4	46	6	66
Class I	977	18,356	608	10,600	54	587	89	977
Class R	108	1,917	185	3,073	— *	2	— *	—
Class R6	17	314	N/A	N/A	4	40	N/A	N/A
Class Y	480	8,871	781	13,433	28	301	52	569
Shares redeemed:
Class A	(24,762)	(462,971)	(22,957)	(395,542)	(55,917)	(609,852)	(59,860)	(658,323)
Class B	(225)	(3,443)	(211)	(3,126)	(621)	(6,780)	(971)	(10,672)
Class C	(962)	(15,620)	(1,111)	(17,194)	(7,803)	(85,095)	(11,461)	(125,903)
Class E	(69)	(1,289)	(41)	(717)	(87)	(945)	(201)	(2,209)
Class I	(3,101)	(59,927)	(4,559)	(79,360)	(4,494)	(49,001)	(10,570)	(116,234)
Class R	(863)	(15,749)	(507)	(8,611)	(27)	(291)	(23)	(251)
Class R6	(28)	(560)	N/A	N/A	(92)	(1,001)	N/A	N/A
Class Y	(2,363)	(43,915)	(2,148)	(37,737)	(912)	(9,945)	(3,799)	(41,891)
Net increase (decrease)	4,485	$88,029	(3,326)	$(59,220)	2,763	$30,070	7,642	$83,642

	Ivy Managed International Opportunities Fund				Ivy Micro Cap Growth Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	3,832	$39,487	5,707	$54,288	2,910	$70,596	4,862	$119,826
Class B	8	85	17	158	5	126	57	1,371
Class C	103	1,039	43	406	163	3,859	346	8,531
Class E	—	—	— *	— *	N/A	N/A	N/A	N/A
Class I	53	557	14	134	965	23,963	1,344	35,094
Class R	—	—	28	268	15	358	30	670
Class R6	N/A	N/A	N/A	N/A	132	3,233	N/A	N/A
Class Y	53	546	31	279	94	2,346	130	3,472
Shares issued in connection with merger of Ivy Managed European/Pacific Fund:
Class A	N/A	N/A	6,302	62,846	N/A	N/A	N/A	N/A
Class B	N/A	N/A	113	1,111	N/A	N/A	N/A	N/A
Class C	N/A	N/A	124	1,224	N/A	N/A	N/A	N/A
Class E	N/A	N/A	21	206	N/A	N/A	N/A	N/A
Class I	N/A	N/A	39	388	N/A	N/A	N/A	N/A
Class R	N/A	N/A	28	275	N/A	N/A	N/A	N/A
Class R6	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	70	697	N/A	N/A	N/A	N/A

2015	ANNUAL REPORT	295

	Ivy Managed International Opportunities Fund				Ivy Micro Cap Growth Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued in reinvestment of distributions to shareholders:
Class A	325	$3,168	212	$2,086	481	$11,007	362	$8,860
Class B	2	20	1	11	5	106	6	142
Class C	5	46	3	30	24	533	21	507
Class E	1	6	— *	3	N/A	N/A	N/A	N/A
Class I	1	12	— *	4	52	1,204	29	731
Class R	—	—	—	—	1	11	— *	— *
Class R6	N/A	N/A	N/A	N/A	6	132	N/A	N/A
Class Y	2	19	1	9	5	118	2	63
Shares redeemed:
Class A	(7,531)	(77,740)	(7,583)	(72,143)	(3,148)	(75,721)	(1,407)	(34,666)
Class B	(114)	(1,150)	(60)	(561)	(48)	(1,112)	(20)	(443)
Class C	(212)	(2,143)	(103)	(968)	(274)	(6,402)	(80)	(1,960)
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	(18)	(184)	(28)	(261)	(1,419)	(34,905)	(320)	(8,412)
Class R	—	—	(28)	(265)	(2)	(38)	(29)	(648)
Class R6	N/A	N/A	N/A	N/A	(44)	(1,067)	N/A	N/A
Class Y	(47)	(482)	(30)	(283)	(118)	(2,933)	(60)	(1,570)
Net increase (decrease)	(3,537)	$(36,714)	4,922	$49,942	(195)	$(4,586)	5,273	$131,568

	Ivy Mid Cap Growth Fund				Ivy Mid Cap Income Opportunities Fund(1)
	Year ended 3-31-15		Year ended 3-31-14		Period from 10-1-14 to 3-31-15
	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	12,057	$281,178	22,970	$505,292	4,902	$52,192
Class B	63	1,235	247	4,649	N/A	N/A
Class C	4,089	85,160	5,683	114,333	492	5,131
Class E	66	1,505	58	1,262	401	4,160
Class I	53,994	1,339,577	40,711	934,760	1,426	14,833
Class R	1,275	29,268	1,996	43,369	401	4,158
Class R6	1,116	26,909	N/A	N/A	448	4,671
Class Y	8,826	211,673	11,376	259,587	681	7,101
Shares issued in reinvestment of distributions to shareholders:
Class A	4,198	92,771	2,227	49,407	9	102
Class B	130	2,433	44	845	N/A	N/A
Class C	1,411	27,840	353	7,123	— *	1
Class E	31	660	9	189	—	—
Class I	10,285	240,061	2,470	57,454	1	8
Class R	350	7,626	117	2,573	—	—
Class R6	16	377	N/A	N/A	— *	2
Class Y	2,407	55,055	836	19,119	— *	1
Shares redeemed:
Class A	(38,938)	(925,023)	(16,142)	(358,196)	(1,067)	(11,534)
Class B	(253)	(5,061)	(208)	(3,966)	N/A	N/A
Class C	(2,952)	(61,840)	(2,104)	(42,414)	(212)	(2,283)
Class E	(31)	(702)	(17)	(379)	(200)	(2,152)
Class I	(31,181)	(761,362)	(20,030)	(468,432)	(657)	(7,070)
Class R	(1,895)	(43,749)	(1,507)	(32,445)	(200)	(2,150)
Class R6	(47)	(1,164)	N/A	N/A	(210)	(2,257)
Class Y	(10,850)	(261,658)	(8,515)	(194,702)	(300)	(3,230)
Net increase	14,167	$342,769	40,574	$899,428	5,915	$61,684

296	ANNUAL REPORT	2015

	Ivy Money Market Fund				Ivy Municipal Bond Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	139,621	$139,621	213,404	$213,404	5,297	$63,416	4,023	$47,420
Class B	3,443	3,443	4,830	4,830	31	375	34	398
Class C	73,295	73,295	61,484	61,484	629	7,532	339	3,976
Class E	2,639	2,639	3,445	3,445	N/A	N/A	N/A	N/A
Class I	N/A	N/A	N/A	N/A	300	3,592	120	1,395
Class Y	N/A	N/A	N/A	N/A	11	125	2	19
Shares issued in reinvestment of distributions to shareholders:
Class A	25	25	28	28	251	3,003	272	3,188
Class B	1	1	1	1	2	30	3	42
Class C	6	6	7	7	27	328	34	395
Class E	1	1	1	1	N/A	N/A	N/A	N/A
Class I	N/A	N/A	N/A	N/A	5	65	3	34
Class Y	N/A	N/A	N/A	N/A	— *	5	— *	5
Shares redeemed:
Class A	(158,165)	(158,165)	(204,766)	(204,766)	(2,949)	(35,284)	(5,623)	(65,756)
Class B	(6,070)	(6,070)	(5,998)	(5,998)	(54)	(650)	(118)	(1,390)
Class C	(75,175)	(75,175)	(61,957)	(61,957)	(420)	(5,031)	(1,123)	(13,163)
Class E	(2,746)	(2,746)	(2,882)	(2,882)	N/A	N/A	N/A	N/A
Class I	N/A	N/A	N/A	N/A	(46)	(553)	(119)	(1,387)
Class Y	N/A	N/A	N/A	N/A	(2)	(23)	(16)	(185)
Net increase (decrease)	(23,125)	$(23,125)	7,597	$7,597	3,082	$36,930	(2,169)	$(25,009)

	Ivy Municipal High Income Fund				Ivy Small Cap Growth Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	28,375	$148,417	25,901	$131,877	5,445	$96,695	8,269	$147,571
Class B	262	1,372	272	1,410	23	345	162	2,414
Class C	10,798	56,371	9,358	47,679	952	14,864	1,667	26,456
Class E	N/A	N/A	N/A	N/A	75	1,327	71	1,269
Class I	53,531	278,745	73,080	369,430	2,888	61,921	3,707	78,702
Class R	N/A	N/A	N/A	N/A	836	14,750	1,345	23,825
Class R6	N/A	N/A	N/A	N/A	1,022	22,433	N/A	N/A
Class Y	6,269	32,806	1,605	8,199	2,182	45,257	3,516	72,265
Shares issued in reinvestment of distributions to shareholders:
Class A	2,647	13,822	3,525	17,844	1,299	22,322	1,797	31,046
Class B	56	292	72	365	56	788	82	1,183
Class C	1,084	5,660	1,442	7,292	886	13,258	1,217	18,622
Class E	N/A	N/A	N/A	N/A	20	338	22	372
Class I	3,791	19,813	4,137	20,948	465	9,703	708	14,660
Class R	N/A	N/A	N/A	N/A	133	2,275	146	2,517
Class R6	N/A	N/A	N/A	N/A	53	1,117	N/A	N/A
Class Y	153	801	210	1,068	653	13,108	964	19,269
Shares redeemed:
Class A	(32,839)	(171,072)	(56,121)	(285,021)	(8,112)	(144,617)	(5,417)	(96,732)
Class B	(446)	(2,336)	(914)	(4,634)	(189)	(2,766)	(188)	(2,820)
Class C	(10,029)	(52,204)	(26,738)	(135,246)	(2,910)	(45,486)	(2,015)	(32,023)
Class E	N/A	N/A	N/A	N/A	(36)	(638)	(21)	(381)
Class I	(41,358)	(214,997)	(97,523)	(494,583)	(5,078)	(109,634)	(2,454)	(52,437)
Class R	N/A	N/A	N/A	N/A	(821)	(14,390)	(538)	(9,600)
Class R6	N/A	N/A	N/A	N/A	(123)	(2,669)	N/A	N/A
Class Y	(5,371)	(28,341)	(5,190)	(26,189)	(3,696)	(76,230)	(3,373)	(69,842)
Net increase (decrease)	16,923	$89,149	(66,884)	$(339,561)	(3,977)	$(75,929)	9,667	$176,336

2015	ANNUAL REPORT	297

	Ivy Small Cap Value Fund				Ivy Tax-Managed Equity Fund
	Year ended 3-31-15		Year ended 3-31-14		Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	2,980	$53,172	3,457	$61,992	2,003	$36,831	1,285	$19,995
Class B	13	206	27	434	32	575	94	1,520
Class C	220	3,538	296	4,873	79	1,403	72	1,163
Class E	7	144	—	—	N/A	N/A	N/A	N/A
Class I	995	19,120	603	11,485	119	2,254	127	2,103
Class R	73	1,303	64	1,156	N/A	N/A	N/A	N/A
Class R6	196	3,803	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	284	5,104	259	4,789	13	233	22	381
Shares issued in reinvestment of distributions to shareholders:
Class A	1,347	22,316	1,685	28,472	67	1,230	63	1,025
Class B	24	342	31	467	— *	5	— *	3
Class C	108	1,610	127	1,974	2	35	2	25
Class E	1	14	1	16	N/A	N/A	N/A	N/A
Class I	170	2,973	143	2,533	1	21	1	9
Class R	9	147	2	34	N/A	N/A	N/A	N/A
Class R6	16	284	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	30	517	42	728	1	11	— *	9
Shares redeemed:
Class A	(3,932)	(70,450)	(4,878)	(87,509)	(775)	(14,169)	(739)	(11,619)
Class B	(61)	(944)	(63)	(1,003)	(12)	(214)	(93)	(1,496)
Class C	(337)	(5,460)	(249)	(4,086)	(51)	(926)	(40)	(675)
Class E	(8)	(144)	—	—	N/A	N/A	N/A	N/A
Class I	(928)	(17,208)	(504)	(9,638)	(23)	(418)	(119)	(1,975)
Class R	(35)	(607)	(19)	(344)	N/A	N/A	N/A	N/A
Class R6	(30)	(542)	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	(318)	(5,941)	(162)	(3,001)	(5)	(100)	(27)	(470)
Net increase	824	$13,297	862	$13,372	1,451	$26,771	648	$9,998

	Ivy Value Fund
	Year ended 3-31-15				Year ended 3-31-14
	Shares		Value		Shares		Value
Shares issued from sale of shares:
Class A	5,707		$139,648		5,127		$113,237
Class B	82		1,928		54		1,123
Class C	519		12,514		233		4,956
Class E	6		158		—		—
Class I	948		23,810		104		2,318
Class R	—	*	12		15		310
Class R6	56		1,343		N/A		N/A
Class Y	326		8,229		28		626
Shares issued in reinvestment of distributions to shareholders:
Class A	877		20,627		408		9,054
Class B	14		309		10		203
Class C	59		1,343		22		471
Class E	1		11		—	*	6
Class I	67		1,589		7		162
Class R	—	*	—	*	—		—
Class R6	1		21		N/A		N/A
Class Y	24		575		1		17

298	ANNUAL REPORT	2015

	Ivy Value Fund
	Year ended 3-31-15		Year ended 3-31-14
	Shares	Value	Shares	Value
Shares redeemed:
Class A	(4,413)	$(107,259)	(2,756)	$(60,845)
Class B	(140)	(3,203)	(99)	(2,077)
Class C	(226)	(5,326)	(112)	(2,394)
Class E	(6)	(158)	—	—
Class I	(610)	(14,399)	(81)	(1,807)
Class R	— *	(4)	(14)	(292)
Class R6	(1)	(29)	N/A	N/A
Class Y	(310)	(7,213)	(45)	(994)
Net increase	2,981	$74,526	2,902	$64,074

*	Not shown due to rounding.

(1)	Period from October 1, 2014 (commencement of operations) to March 31, 2015.

12.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At year ended March 31, 2015, Ivy High Income Fund had outstanding bridge loan commitments of $42,343. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations.

13.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at March 31, 2015 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy Bond Fund	$730,453	$21,567	$5,528	$16,039
Ivy Core Equity Fund	921,575	222,752	13,289	209,463
Ivy Cundill Global Value Fund	298,036	50,102	31,378	18,724
Ivy Dividend Opportunities Fund	330,564	101,412	6,095	95,317
Ivy Emerging Markets Equity Fund	514,499	115,802	15,179	100,623
Ivy European Opportunities Fund	172,864	24,883	5,858	19,025
Ivy Global Bond Fund	281,355	7,044	20,302	(13,258)
Ivy Global Equity Income Fund	282,500	19,758	4,268	15,490
Ivy Global Growth Fund	460,333	85,798	11,564	74,234
Ivy Global Income Allocation Fund	764,995	43,986	39,869	4,117
Ivy High Income Fund	8,029,178	127,044	356,846	(229,802)
Ivy International Core Equity Fund	3,228,414	342,134	87,028	255,106
Ivy Large Cap Growth Fund	1,089,764	596,727	5,238	591,489
Ivy Limited-Term Bond Fund	1,672,212	22,552	1,640	20,912
Ivy Managed International Opportunities Fund	186,866	52,163	—	52,163
Ivy Micro Cap Growth Fund	188,774	62,863	13,563	49,300
Ivy Mid Cap Growth Fund	4,141,179	1,250,353	239,773	1,010,580
Ivy Mid Cap Income Opportunities Fund	62,076	5,526	1,795	3,731
Ivy Money Market Fund	158,666	—	—	—
Ivy Municipal Bond Fund	168,529	13,115	1,034	12,081
Ivy Municipal High Income Fund	1,284,212	97,863	48,019	49,844
Ivy Small Cap Growth Fund	767,737	386,142	5,272	380,870
Ivy Small Cap Value Fund	258,622	49,048	2,346	46,702
Ivy Tax-Managed Equity Fund	60,840	18,152	49	18,103
Ivy Value Fund	299,150	54,420	6,536	47,884

2015	ANNUAL REPORT	299

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended March 31, 2015 and the post-October and late-year ordinary activity were as follows:

Fund	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late- Year Ordinary Losses Deferred
Ivy Bond Fund	$16,383	$169	$—	$—	$—	$—	$—
Ivy Core Equity Fund	10,172	853	70,493	23,565	—	—	—
Ivy Cundill Global Value Fund	—	375	—	—	—	—	—
Ivy Dividend Opportunities Fund	8,347	1,563	36,886	18,648	—	—	—
Ivy Emerging Markets Equity Fund	4,850	4,978	—	—	—	—	—
Ivy European Opportunities Fund	3,277	—	—	—	—	3,231	—
Ivy Global Bond Fund	9,676	582	—	—	—	1,199	—
Ivy Global Equity Income Fund	8,517	772	5,103	8,438	—	—	—
Ivy Global Growth Fund	499	570	6,210	7,255	—	—	—
Ivy Global Income Allocation Fund	26,803	4,162	—	—	—	7,117	—
Ivy High Income Fund	714,539	3,164	102,306	—	—	16,409	—
Ivy International Core Equity Fund	96,423	7,357	187,458	—	—	27,940	—
Ivy Large Cap Growth Fund	—	—	110,293	50,840	—	—	1,267
Ivy Limited-Term Bond Fund	23,368	244	—	—	—	—	—
Ivy Managed International Opportunities Fund	3,332	—	—	—	—	—	153
Ivy Micro Cap Growth Fund	3,852	—	9,502	—	—	2,664	834
Ivy Mid Cap Growth Fund	43,907	47,537	430,721	120,439	—	—	—
Ivy Mid Cap Income Opportunities Fund	253	311	—	—	—	—	—
Ivy Money Market Fund	35	28	—	—	—	—	—
Ivy Municipal Bond Fund	3,922	33	—	—	—	1,234	—
Ivy Municipal High Income Fund	55,643	263	—	—	—	3,580	—
Ivy Small Cap Growth Fund	—	79	67,691	48,384	—	—	—
Ivy Small Cap Value Fund	3,510	—	25,999	23,568	—	35	—
Ivy Tax-Managed Equity Fund	—	350	1,437	1,069	—	—	—
Ivy Value Fund	8,378	298	16,969	13,949	—	190	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

Accumulated capital losses represent net capital loss carryovers as of March 31, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was March 31, 2012. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable Funds electing to be taxed as a regulated investment company during the year ended March 31, 2015:

	Pre-Enactment				Post-Enactment
Fund	2016	2017	2018	2019	Short- Term Capital Loss Carryover	Long- Term Capital Loss Carryover
Ivy Bond Fund	$6,969	$11,988	$—	$—	$—	$—
Ivy Core Equity Fund	—	—	—	—	—	—
Ivy Cundill Global Value Fund	—	—	6,489	—	—	—
Ivy Dividend Opportunities Fund	—	—	—	—	—	—
Ivy Emerging Markets Equity Fund	—	—	606	—	57,210	1,842
Ivy European Opportunities Fund	—	—	115,739	—	—	—
Ivy Global Bond Fund	—	—	—	—	232	1,961
Ivy Global Equity Income Fund	—	—	—	—	—	—
Ivy Global Growth Fund	—	—	—	—	—	—
Ivy Global Income Allocation Fund	—	—	5,466	—	—	—
Ivy High Income Fund	—	—	—	—	—	—
Ivy International Core Equity Fund	—	—	—	—	—	—
Ivy Large Cap Growth Fund	—	40,265	—	—	—	—

300	ANNUAL REPORT	2015

	Pre-Enactment				Post-Enactment
Fund	2016	2017	2018	2019	Short- Term Capital Loss Carryover	Long- Term Capital Loss Carryover
Ivy Limited-Term Bond Fund	$—	$—	$—	$—	$9,936	$10,001
Ivy Managed International Opportunities Fund	—	15,270	9,587	10,440	—	4,492
Ivy Micro Cap Growth Fund	—	—	—	—	433	—
Ivy Mid Cap Growth Fund	—	—	—	—	—	—
Ivy Mid Cap Income Opportunities Fund	—	—	—	—	—	—
Ivy Money Market Fund	—	—	—	33	—	—
Ivy Municipal Bond Fund	34	101	84	146	171	731
Ivy Municipal High Income Fund	—	—	—	—	8,621	1,058
Ivy Small Cap Growth Fund	—	—	—	—	—	—
Ivy Small Cap Value Fund	—	—	—	—	—	—
Ivy Tax-Managed Equity Fund	—	—	—	—	—	—
Ivy Value Fund	—	—	—	—	—	—

Ivy Mortgage Securities Fund was merged into Ivy Bond Fund as of January 24, 2011. At the time of the merger, Ivy Mortgage Securities Fund had capital loss carryovers available to offset future gains of the Ivy Bond Fund. These carryovers are limited to $10,361 for the period ending March 31, 2016 and $4,298 for each period ending from March 31, 2017 through 2018 plus any unused limitations from prior years.

Ivy Capital Appreciation Fund was merged into Ivy Large Cap Growth Fund as of June 13, 2011. At the time of the merger, Ivy Capital Appreciation Fund had capital loss carryovers available to offset future gains of the Ivy Large Cap Growth Fund. These carryovers are limited to $18,066 for each period ending from March 31, 2016 through 2017 plus any unused limitations from prior years.

Ivy Asset Strategy New Opportunities Fund was merged into Ivy Emerging Markets Equity Fund as of March 17, 2014. At the time of the merger, Ivy Asset Strategy New Opportunities Fund had capital loss carryovers available to offset future gains of the Ivy Emerging Markets Equity Fund. These carryovers are annually limited to $7,827 plus any unused limitations from prior years.

Ivy Managed European/Pacific Fund was merged into Ivy Managed International Opportunities Fund as of March 17, 2014. At the time of the merger, Ivy Managed European/Pacific Fund had capital loss carryovers available to offset future gains of the Ivy Managed International Opportunities Fund. These carryovers are annually limited to $2,377 plus any unused limitations from prior years.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), partnership transactions, and expiring capital loss carryovers. At March 31, 2015, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital	Unrealized Appreciation (Depreciation)
Ivy Bond Fund	$1,728	$(1,712)	$(16)	$—
Ivy Core Equity Fund	1	—	(1)	—
Ivy Cundill Global Value Fund	(145)	145	—	—
Ivy Dividend Opportunities Fund	20	(19)	(1)	—
Ivy Emerging Markets Equity Fund	5,955	(5,596)	(359)	—
Ivy European Opportunities Fund	84	(57)	(27)	—
Ivy Global Bond Fund	(318)	318	—	—
Ivy Global Equity Income Fund	132	(132)	—	—
Ivy Global Growth Fund	1,192	(1,192)	—	—
Ivy Global Income Allocation Fund	(59)	59	—	—
Ivy High Income Fund	(1,218)	1,218	—	—
Ivy International Core Equity Fund	4,244	(4,244)	—	—
Ivy Large Cap Growth Fund	2,553	—	(2,553)	—
Ivy Limited-Term Bond Fund	913	(913)	—	—
Ivy Managed International Opportunities Fund	7	—	(7)	—
Ivy Micro Cap Growth Fund	2,729	1,772	(4,501)	—
Ivy Mid Cap Growth Fund	18,130	(18,130)	— *	—
Ivy Mid Cap Income Opportunities Fund	2	35	(37)	—
Ivy Money Market Fund	—	—	—	—
Ivy Municipal Bond Fund	—	—	—	—
Ivy Municipal High Income Fund	—	20	(20)	—
Ivy Small Cap Growth Fund	9,297	(9,291)	—	(6)
Ivy Small Cap Value Fund	2,191	(2,190)	(1)	—
Ivy Tax-Managed Equity Fund	135	(135)	—	—
Ivy Value Fund	802	(795)	(7)	—

*	Not shown due to rounding.

2015	ANNUAL REPORT	301

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ivy Funds

To the Shareholders and Board of Trustees of Ivy Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund (formerly, Ivy International Growth Fund), Ivy Global Income Allocation Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund, and Ivy Value Fund, twenty-five of the thirty-three funds constituting Ivy Funds (the “Funds”), as of March 31, 2015, and the related statements of operations for the year then ended (as to the Ivy Mid Cap Income Opportunities Fund, for the period from October 1, 2014 (commencement of operations) through March 31, 2015), the statements of changes in net assets for each of the two years in the period then ended (as to the Ivy Mid Cap Income Opportunities Fund, for the period from October 1, 2014 (commencement of operations) through March 31, 2015), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

May 22, 2015

302	ANNUAL REPORT	2015

INCOME TAX INFORMATION

Ivy Funds AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended March 31, 2015:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy Bond Fund	$—	$—
Ivy Core Equity Fund	8,046,075	9,609,049
Ivy Cundill Global Value Fund	—	—
Ivy Dividend Opportunities Fund	7,024,412	8,002,190
Ivy Emerging Markets Equity Fund	107,600	6,201,882
Ivy European Opportunities Fund	—	3,799,372
Ivy Global Bond Fund	281,316	922,761
Ivy Global Equity Income Fund	1,737,082	9,105,560
Ivy Global Growth Fund	106,333	1,168,662
Ivy Global Income Allocation Fund	4,772,406	20,491,427
Ivy High Income Fund	—	—
Ivy International Core Equity Fund	—	56,510,880
Ivy Large Cap Growth Fund	—	—
Ivy Limited-Term Bond Fund	—	—
Ivy Managed International Opportunities Fund	210,303	3,773,697
Ivy Micro Cap Growth Fund	139,916	147,920
Ivy Mid Cap Growth Fund	4,844,875	4,836,338
Ivy Mid Cap Income Opportunities Fund	253,313	253,313
Ivy Money Market Fund	—	—
Ivy Municipal Bond Fund	—	—
Ivy Municipal High Income Fund	—	—
Ivy Small Cap Growth Fund	—	—
Ivy Small Cap Value Fund	632,131	701,258
Ivy Tax-Managed Equity Fund	—	—
Ivy Value Fund	4,804,386	5,141,786

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund hereby designate $3,903,055 and $55,377,801, respectively, of the dividends declared from net investment income as exempt from federal income tax for the tax period ending March 31, 2015.

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Bond Fund	$—
Ivy Core Equity Fund	70,492,605
Ivy Cundill Global Value Fund	—
Ivy Dividend Opportunities Fund	36,886,296
Ivy Emerging Markets Equity Fund	—
Ivy European Opportunities Fund	—
Ivy Global Bond Fund	—
Ivy Global Equity Income Fund	5,102,907
Ivy Global Growth Fund	6,209,928
Ivy Global Income Allocation Fund	—
Ivy High Income Fund	102,305,760
Ivy International Core Equity Fund	187,457,946
Ivy Large Cap Growth Fund	110,292,150
Ivy Limited-Term Bond Fund	—
Ivy Managed International Opportunities Fund	—
Ivy Micro Cap Growth Fund	9,502,139
Ivy Mid Cap Growth Fund	430,721,374
Ivy Mid Cap Income Opportunities Fund	—
Ivy Money Market Fund	—
Ivy Municipal Bond Fund	—
Ivy Municipal High Income Fund	—
Ivy Small Cap Growth Fund	67,690,966
Ivy Small Cap Value Fund	25,999,493
Ivy Tax-Managed Equity Fund	1,436,939
Ivy Value Fund	16,969,244

Income from Ivy Municipal Bond Fund Ivy Municipal High Income Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

2015	ANNUAL REPORT	303

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. As of March 31, 2015, the Funds hereby designate the following as a foreign tax credit from the taxes paid on income derived from sources within foreign countries or possession of the United States:

	Foreign Tax Credit	Foreign Derived Income
Ivy Cundill Global Value Fund	$567,091	$5,497,528
Ivy Emerging Markets Equity Fund	1,380,916	12,593,229
Ivy European Opportunities Fund	444,936	4,827,347
Ivy Global Equity Income Fund	860,934	9,499,649
Ivy Global Growth Fund	868,360	9,134,777
Ivy Global Income Allocation Fund	1,503,849	26,853,788
Ivy International Core Equity Fund	4,758,478	65,489,381
Ivy Managed International Opportunities Fund	444,111	4,020,289

304	ANNUAL REPORT	2015

BOARD OF TRUSTEES AND OFFICERS

Ivy Funds

The Trust is governed by the Board of Trustees (the “Board”). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Disinterested Trustees. The Board elects the officers who are responsible for administering the Funds’ day-to-day operations. The Waddell & Reed Fund Complex (“Fund Complex”) is comprised of the Ivy Family of Funds, the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (20 funds), Ivy Funds Variable Insurance Portfolios (29 funds) and InvestEd Portfolios (3 funds). Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Advisors Fund Complex. Each member of the Board is also a member of the Board of Trustees of IVH.

Joseph Harroz, Jr. serves as Independent Chair of the Trust’s Board and of the Board of Trustees of IVH.

A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.800.777.6472. It is also available on the Ivy Funds website, www.ivyfunds.com.

Disinterested Trustees

The following table provides information regarding each Disinterested Trustee.

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President, Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present).	87	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1985 to present); Member, Kansas Board of Regents (2007 to 2011); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member, Kansas Foundation for Medical Care (until 2011); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2008	Chief Executive Officer (CEO), CalPac Pizza LLC (2011 to present); CEO, CalPac Pizza II LLC (2012 to present); CEO, PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza, LLC (2013); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (Homebuilding & Development) (2013 to present).	35	Trustee, IVH.

2015	ANNUAL REPORT	305

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2008 2008	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present).	87	Director and Investor, Valliance Bank (2004 to present); Director, Foundation Healthcare, (formerly Graymark HealthCare) (2008 to present); Trustee, The Mewbourne Family Support Organization (2003 to present) (non-profit); Director/Trustee, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Trustee of Advisors Fund Complex (52 portfolios overseen); Trustee, IVH.
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2008	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	35	Director, Thomas Foundation for Cancer Research (2005 to present); Trustee, IVH.
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	2008	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present).	87	Trustee of Advisors Fund Complex (52 portfolios overseen); Trustee, IVH.
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2008	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	35	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003 to present); Director, d-bx Target Date Funds (2007 to April, 2015); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee, IVH.
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	35	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to present); Trustee, IVH.

306	ANNUAL REPORT	2015

Interested Trustees

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, IICO, each Fund’s principal underwriter, IFDI, and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	2008 2008	Chairman, WDR (January 2010 to present); CEO, WDR (2005 to present); President, CEO and Chairman, IICO (2002 to present); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993 to present); President and Trustee of each of the funds in the Fund Complex.	87	Director, WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed, Inc.; Director, Blue Cross Blue Shield of Kansas City.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President Secretary	2008 2008	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present).
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007

Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer

of each of the funds in the Fund Complex (2003 to 2006).

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Assistant Secretary	2014 2014 2014	2014 2014 2014

Senior Vice President and General Counsel of WDR,

Waddell & Reed, WRIMCO and WISC (2014 to present);

Senior Vice President and General Counsel of IICO (2014

to present); Vice President, General Counsel and

Assistant Secretary for each of the funds in the

Fund Complex (2014 to present).

Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present).

*	This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

2015	ANNUAL REPORT	307

ANNUAL PRIVACY NOTICE

Ivy Funds

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Funds Distributor, Inc. (“IFDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

308	ANNUAL REPORT	2015

PROXY VOTING INFORMATION

Ivy Funds

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Funds’ website at www.ivyfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Ivy Funds

Portfolio holdings can be found on the Trust’s website at www.ivyfunds.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

TO ALL TRADITIONAL IRA PLANHOLDERS:

Ivy Funds

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

HOUSEHOLDING NOTICE

Ivy Funds

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

2015	ANNUAL REPORT	309

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The Ivy Funds Family

Domestic Equity Funds

Ivy Core Equity Fund

Ivy Dividend Opportunities Fund

Ivy Large Cap Growth Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Growth Fund

Ivy Small Cap Value Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

Global/International Funds

Ivy Cundill Global Value Fund

Ivy Emerging Markets Equity Fund

Ivy Emerging Markets Local Currency Debt Fund

Ivy European Opportunities Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund1

1(formerly known as Ivy International Growth Fund)

Ivy Global Income Allocation Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Speciality Funds

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy Global Natural Resources Fund

Ivy Global Real Estate Fund

Ivy Global Risk-Managed Real Estate Fund

Ivy Real Estate Securities Fund

Ivy Science and Technology Fund

Fixed Income Funds

Ivy Bond Fund

Ivy Global Bond Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Money Market Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

1.800.777.6472

Visit us online at www.ivyfunds.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Funds Distributor, Inc.

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Ivy Funds, call your financial advisor or visit us online at www.ivyfunds.com. Please read the prospectus, or summary prospectus, carefully before investing.

2015	ANNUAL REPORT	315

ANN-IVYFUNDS (3-15)

ITEM 2.     CODE OF ETHICS

(a)	As of March 31, 2015, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of Jarold W. Boettcher, James D. Gressett, and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2014	$528,500
2015	526,700

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2014	$3,500
2015	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2014	$159,373
2015	243,851

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2014	$38,101
2015	41,397

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$200,974 and $285,248 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $171,850 and $98,810 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     EXHIBITS.

(a) (1)	The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ivy Funds
(Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: June 4, 2015

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date: June 4, 2015